THIS IS PART 2 OF THE JNL SERIES TRUST 485B FILING UNDER ACCESSION NUMBER 0000933691-20-000133, WHICH IS BEING SUBMITTED AS TWO FILINGS DUE
TO THE FILE SIZE AND NUMBER OF JPEG IMAGES.

STATEMENT OF ADDITIONAL INFORMATION

April 27, 2020

JNL® SERIES TRUST

JNL/American Funds® Balanced Fund	Class A and Class I
JNL/American Funds Blue Chip Income and Growth Fund	Class A and Class I
JNL/American Funds Capital Income Builder Fund	Class A and Class I
JNL/American Funds Capital World Bond Fund (formerly, JNL/American Funds Global Bond Fund)	Class A and Class I
JNL/American Funds Global Growth Fund	Class A and Class I
JNL/American Funds Global Small Capitalization Fund	Class A and Class I
JNL/American Funds Growth Fund	Class A and Class I
JNL/American Funds Growth-Income Fund	Class A and Class I
JNL/American Funds International Fund	Class A and Class I
JNL/American Funds New World Fund	Class A and Class I
JNL Multi-Manager Alternative Fund	Class A and Class I
JNL Multi-Manager Emerging Markets Equity Fund (formerly, JNL/Lazard Emerging Markets Fund)	Class A and Class I
JNL Multi-Manager International Small Cap Fund	Class A and Class I
JNL Multi-Manager Mid Cap Fund	Class A and Class I
JNL Multi-Manager Small Cap Growth Fund	Class A and Class I
JNL Multi-Manager Small Cap Value Fund	Class A and Class I
JNL iShares Tactical Moderate Fund	Class A and Class I
JNL iShares Tactical Moderate Growth Fund	Class A and Class I
JNL iShares Tactical Growth Fund	Class A and Class I
JNL/American Funds Moderate Growth Allocation Fund	Class A and Class I
JNL/American Funds Growth Allocation Fund	Class A and Class I
JNL/AQR Large Cap Defensive Style Fund	Class A and Class I
JNL/AQR Large Cap Relaxed Constraint Equity Fund	Class A and Class I
JNL/AQR Managed Futures Strategy Fund	Class A and Class I
JNL/BlackRock Advantage International Fund	Class A and Class I
JNL/BlackRock Global Allocation Fund	Class A and Class I
JNL/BlackRock Global Natural Resources Fund	Class A and Class I
JNL/BlackRock Large Cap Select Growth Fund	Class A and Class I
JNL/Boston Partners Global Long Short Equity Fund	Class A and Class I
JNL/Causeway International Value Select Fund	Class A and Class I
JNL/ClearBridge Large Cap Growth Fund	Class A and Class I
JNL/DFA Growth Allocation Fund	Class A and Class I
JNL/DFA Moderate Growth Allocation Fund	Class A and Class I
JNL/DFA International Core Equity Fund	Class A and Class I
JNL/DFA U.S. Core Equity Fund	Class A and Class I
JNL/DFA U.S. Small Cap Fund	Class A and Class I
JNL/DoubleLine® Core Fixed Income Fund	Class A and Class I
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A and Class I
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A and Class I
JNL/DoubleLine® Total Return Fund	Class A and Class I
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Class A and Class I
JNL/First State Global Infrastructure Fund	Class A and Class I
JNL/Franklin Templeton Global Multisector Bond Fund	Class A and Class I
JNL/Franklin Templeton Growth Allocation Fund	Class A and Class I
JNL/Franklin Templeton Income Fund	Class A and Class I
JNL/Franklin Templeton International Small Cap Fund	Class A and Class I
JNL/GQG Emerging Markets Equity Fund	Class A and Class I
JNL/Harris Oakmark Global Equity Fund	Class A and Class I
JNL/Heitman U.S. Focused Real Estate Fund	Class A and Class I
JNL/Invesco Diversified Dividend Fund	Class A and Class I
JNL/Invesco Global Growth Fund (formerly, JNL/Oppenheimer Global Growth Fund)	Class A and Class I
JNL/Invesco Global Real Estate Fund	Class A and Class I
JNL/Invesco International Growth Fund	Class A and Class I
JNL/Invesco Small Cap Growth Fund	Class A and Class I
JNL/JPMorgan Global Allocation Fund	Class A and Class I

JNL/JPMorgan Growth & Income Fund (formerly, JNL/Franklin Templeton Mutual Shares Fund)	Class A and Class I
JNL/JPMorgan Hedged Equity Fund	Class A and Class I
JNL/JPMorgan MidCap Growth Fund	Class A and Class I
JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A and Class I
JNL/Lazard International Strategic Equity Fund	Class A and Class I
JNL/Loomis Sayles Global Growth Fund	Class A and Class I
JNL/Lord Abbett Short Duration Income Fund	Class A and Class I
JNL/Mellon Index 5 Fund	Class A and Class I
JNL/Mellon Emerging Markets Index Fund	Class A and Class I
JNL/Mellon Equity Income Fund	Class A and Class I
JNL/Mellon MSCI KLD 400 Social Index Fund	Class A and Class I
JNL/Mellon S&P 500 Index Fund	Class A and Class I
JNL/Mellon S&P 400 MidCap Index Fund	Class A and Class I
JNL/Mellon Small Cap Index Fund	Class A and Class I
JNL/Mellon International Index Fund	Class A and Class I
JNL/Mellon Bond Index Fund	Class A and Class I
JNL/Mellon DowSM Index Fund	Class A and Class I
JNL/Mellon MSCI World Index Fund	Class A and Class I
JNL/Mellon Nasdaq® 100 Index Fund	Class A and Class I
JNL/Mellon Communication Services Sector Fund	Class A and Class I
JNL/Mellon Consumer Discretionary Sector Fund	Class A and Class I
JNL/Mellon Consumer Staples Sector Fund	Class A and Class I
JNL/Mellon Energy Sector Fund	Class A and Class I
JNL/Mellon Financial Sector Fund	Class A and Class I
JNL/Mellon Healthcare Sector Fund	Class A and Class I
JNL/Mellon Industrials Sector Fund	Class A and Class I
JNL/Mellon Information Technology Sector Fund	Class A and Class I
JNL/Mellon Materials Sector Fund	Class A and Class I
JNL/Mellon Real Estate Sector Fund	Class A and Class I
JNL S&P 500 Index Fund	Class I
JNL/Mellon Utilities Sector Fund	Class A and Class I
JNL/MFS Mid Cap Value Fund	Class A and Class I
JNL/Morningstar Wide Moat Index Fund	Class A and Class I
JNL/Neuberger Berman Commodity Strategy Fund	Class A and Class I
JNL/Neuberger Berman Strategic Income Fund	Class A and Class I
JNL/PIMCO Income Fund	Class A and Class I
JNL/PIMCO Investment Grade Credit Bond Fund	Class A and Class I
JNL/PIMCO Real Return Fund	Class A and Class I
JNL/PPM America Floating Rate Income Fund	Class A and Class I
JNL/PPM America High Yield Bond Fund	Class A and Class I
JNL/PPM America Small Cap Value Fund	Class A and Class I
JNL/PPM America Total Return Fund	Class A and Class I
JNL/RAFI® Fundamental Asia Developed Fund	Class A and Class I
JNL/RAFI® Fundamental Europe Fund	Class A and Class I
JNL/RAFI® Fundamental U.S. Small Cap Fund	Class A and Class I
JNL/RAFI® Multi-Factor U.S. Equity Fund	Class A and Class I
JNL/T. Rowe Price Balanced Fund (formerly, JNL/T. Rowe Price Managed Volatility Balanced Fund)	Class A and Class I
JNL/T. Rowe Price Capital Appreciation Fund	Class A and Class I
JNL/T. Rowe Price Established Growth Fund	Class A and Class I
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A and Class I
JNL/T. Rowe Price Short-Term Bond Fund	Class A and Class I
JNL/T. Rowe Price U.S. High Yield Fund (formerly, JNL/Crescent High Income Fund)	Class A and Class I
JNL/T. Rowe Price Value Fund	Class A and Class I
JNL/Vanguard Capital Growth Fund	Class A and Class I
JNL/Vanguard Equity Income Fund	Class A and Class I
JNL/Vanguard International Fund	Class A and Class I
JNL/Vanguard Small Company Growth Fund	Class A and Class I
JNL/Vanguard U.S. Stock Market Index Fund	Class A and Class I
JNL/Vanguard International Stock Market Index Fund	Class A and Class I
JNL/Vanguard Global Bond Market Index Fund	Class A and Class I

JNL/Vanguard Moderate ETF Allocation Fund	Class A and Class I
JNL/Vanguard Moderate Growth ETF Allocation Fund	Class A and Class I
JNL/Vanguard Growth ETF Allocation Fund	Class A and Class I
JNL/WCM Focused International Equity Fund	Class A and Class I
JNL/Westchester Capital Event Driven Fund	Class A and Class I
JNL/WMC Balanced Fund	Class A and Class I
JNL/WMC Government Money Market Fund	Class A and Class I
JNL/WMC Value Fund	Class A and Class I
JNL/Goldman Sachs Competitive Advantage Fund (formerly, JNL/S&P Competitive Advantage Fund)	Class A and Class I
JNL/Goldman Sachs Dividend Income & Growth Fund (formerly, JNL/S&P Dividend Income & Growth Fund)	Class A and Class I
JNL/Goldman Sachs Intrinsic Value Fund (formerly, JNL/S&P Intrinsic Value Fund)	Class A and Class I
JNL/Goldman Sachs Total Yield Fund (formerly, JNL/S&P Total Yield Fund)	Class A and Class I
JNL/Goldman Sachs International 5 Fund (formerly, JNL/S&P International 5 Fund)	Class A and Class I
JNL/Goldman Sachs 4 Fund (formerly, JNL/S&P 4 Fund)	Class A and Class I
JNL/Goldman Sachs Managed Conservative Fund (formerly, JNL/S&P Managed Conservative Fund)	Class A and Class I
JNL/Goldman Sachs Managed Moderate Fund (formerly, JNL/S&P Managed Moderate Fund)	Class A and Class I
JNL/Goldman Sachs Managed Moderate Growth Fund (formerly, JNL/S&P Managed Moderate Growth Fund)	Class A and Class I
JNL/Goldman Sachs Managed Growth Fund (formerly, JNL/S&P Managed Growth Fund)	Class A and Class I
JNL/Goldman Sachs Managed Aggressive Growth Fund (formerly, JNL/S&P Managed Aggressive Growth Fund)	Class A and Class I
JNL Conservative Allocation Fund	Class A and Class I
JNL Moderate Allocation Fund	Class A and Class I
JNL Moderate Growth Allocation Fund	Class A and Class I
JNL Growth Allocation Fund	Class A and Class I
JNL Aggressive Growth Allocation Fund	Class A and Class I

This Statement of Additional Information (“SAI”) is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Series Trust Prospectus dated April 27, 2020 (“Prospectus”). Not all Funds described in this SAI may be available for investment in each variable annuity contract or variable life insurance policy offered by Jackson National Life Insurance Company (“JacksonSM”) or Jackson National Life Insurance Company of New York (“Jackson NYSM”). The financial statements of the JNL Series Trust for the period ended December 31, 2019 are incorporated by reference (which means they legally are a part of this SAI) from the Trust’s Annual Report to shareholders. The Prospectus, SAI and Annual/Semi-Annual Reports may be obtained at no charge by calling 1-800-644-4565 (Jackson Service Center), 1-800-599-5651 (Jackson NY Service Center), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

Shareholder Communications with Trustees

Shareholders of the Funds can communicate directly with the Board of Trustees (“Trustees”) by writing to the Chair of the Board, Edward Wood , P.O. Box 30902, Lansing, MI 48909-8402. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at P.O. Box 30902, Lansing, MI 48909-8402. Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

General Information And History

The JNL Series Trust (“Trust”) is an open-end management investment company organized as a Massachusetts business trust, by a Declaration of Trust dated June 1, 1994, amended September 25, 2017. The Trust offers shares in separate Funds, each with its own investment objective.

Master Feeder Structure

Certain Funds operate as a “feeder” fund (each a “Feeder Fund”). A “Feeder” fund is a fund that does not buy investment securities directly; instead, each Feeder Fund invests in a single registered investment company referred to as a “Master Fund.” The Master Fund purchases and manages a pool of investment securities. Each Feeder Fund’s investment objective and restrictions is the same as its corresponding Master Fund. Currently, 10 of the Master Funds are a series of American Funds Insurance Series® (“AFIS,” “American Funds,” or “AFIS Master Funds”) and four of the Master Funds are a series of Vanguard® Variable Insurance Funds (“Vanguard Master Funds”). This structure differs from the other Trust series and other investment companies that invest directly in securities and are actively managed.

Under the master/feeder structure, each Feeder Fund may withdraw its investment in the corresponding Master Fund if the Board determines that it is in the best interest of the Feeder Fund and its shareholders to do so. The Board would consider when authorizing the withdrawal what action might be taken, including the investment of all of the assets of the Feeder Fund in another Fund, having Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) manage the Feeder Fund’s assets either directly or with a sub-adviser, or taking other appropriate action. Investment of each Feeder Fund’s assets in its corresponding Master Fund is not a fundamental investment policy of any Feeder Fund and a shareholder vote is not required for any Feeder Fund to withdraw its investment from its corresponding Master Fund.

Capital Research and Management CompanySM (“CRMC”) serves as investment adviser to the AFIS Master Funds. CRMC is a wholly owned subsidiary of The Capital Group Companies, Inc. Each JNL/American Funds Feeder Fund and its corresponding AFIS Master Fund is listed below:

JNL/American Funds®/ Feeder Fund	AFIS Master Fund
JNL/American Funds® Balanced Fund	Asset Allocation Fund (Class 1 shares)
JNL/American Funds Blue Chip Income and Growth Fund	Blue Chip Income and Growth Fund (Class 1 shares)
JNL/American Funds Capital Income Builder Fund	Capital Income Builder Fund (Class 1 shares)
JNL/American Funds Capital World Bond Fund	Capital World Bond Fund (Class 1 shares)
JNL/American Funds Global Growth Fund	Global Growth Fund (Class 1 shares)
JNL/American Funds Global Small Capitalization Fund	Global Small Capitalization Fund (Class 1 shares)
JNL/American Funds Growth Fund	Growth Fund (Class 1 shares)
JNL/American Funds Growth-Income Fund	Growth-Income Fund (Class 1 shares)
JNL/American Funds International Fund	International Fund (Class 1 shares)
JNL/American Funds New World Fund	New World Fund (Class 1 shares)

PRIMECAP Management Company (“PRIMECAP”) serves as investment adviser to the Vanguard Variable Insurance Fund Capital Growth Portfolio (the “Capital Growth Master Fund”). PRIMECAP’s outstanding shares are owned by its directors and officers. Each of The Vanguard Group, Inc. (“Vanguard”) and Wellington Management Company LLP (“Wellington Management”) serve as investment adviser to the Vanguard Variable Insurance Fund Equity Income Portfolio (the “Equity Income Master Fund”). Wellington Management is owned by the partners of Wellington Management Group LLP. Each of Baillie Gifford Overseas Ltd. (“Baillie Gifford”) and Schroder Investment Management North America Inc. (“Schroders”) serve as investment adviser to the Vanguard Variable Insurance Fund International Portfolio (the “International Master Fund”). Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Schroder Investment Management North America Ltd. (“Schroder Limited”) serves as investment sub-adviser to the International Master Fund. Each of Schroders and Schroder Limited is an indirect wholly owned subsidiary of Schroders plc. Each of Vanguard and ArrowMark Colorado Holdings, LLC (“ArrowMark Partners”) serve as investment adviser to the Vanguard Variable Insurance Fund Small Company Growth Portfolio (the “Small Company Growth Master Fund”). Each JNL/Vanguard Feeder Fund and its corresponding Vanguard Master Fund is listed below:

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JNL/Vanguard/ Feeder Fund	Vanguard Master Fund
JNL/Vanguard Capital Growth Fund	Vanguard Variable Insurance Fund Capital Growth Portfolio
JNL/Vanguard Equity Income Fund	Vanguard Variable Insurance Fund Equity Income Portfolio
JNL/Vanguard International Fund	Vanguard Variable Insurance Fund International Portfolio
JNL/Vanguard Small Company Growth Fund	Vanguard Variable Insurance Fund Small Company Growth Portfolio

Information about the AFIS Master Funds and CRMC is provided with their permission and based on information provided by CRMC or derived from the AFIS Master Funds’ SAI. The SAI for each AFIS Master Fund is delivered together with this SAI.

Information about the Vanguard Master Funds is derived from the Vanguard Master Funds’ SAI. The SAI for each Vanguard Master Fund is delivered together with this SAI.

Common Types Of Investments And Management Practices (All Funds Except Feeder Funds)

THIS SECTION III DESCRIBES COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES APPLICABLE TO ALL FUNDS EXCEPT THE FEEDER FUNDS. ACCORDINGLY, ALL REFERENCES TO A “FUND” OR THE “FUNDS” IN THIS SECTION DO NOT INCLUDE THE FEEDER FUNDS. A DESCRIPTION OF FUNDAMENTAL OPERATING POLICIES AND RISKS APPLICABLE TO THE FEEDER FUNDS (THROUGH INVESTMENT IN THE MASTER FUNDS) APPEARS UNDER THE HEADING “CERTAIN FUNDAMENTAL AND OPERATING POLICIES AND RISKS APPLICABLE TO THE MASTER FUNDS AND FEEDER FUNDS” BEGINNING ON PAGE 82 OF THIS SAI.

This section describes some of the types of securities and financial instruments a Fund may hold in its portfolio and the various kinds of investment strategies that may be used in day-to-day portfolio management, as well as the risks associated with such investments. A Fund may invest in the following securities and financial instruments or engage in the following practices to the extent that such securities and practices are consistent with the Fund’s investment objective(s) and policies described in the Prospectus and in this SAI.

Adjustable and Floating Rate Obligations. A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds. A Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied. A Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days’ notice. See also the discussion of “Variable Rate Securities” below.

Alternative Entity Securities. Companies that are formed as limited partnerships (which also includes, but is not limited to, master limited partnerships and publicly traded partnerships), limited liability companies, business trusts, or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations. These companies may also issue bonds and other fixed-income type securities.

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Asset-Backed Securities. A Fund may invest in asset-backed securities, which include mortgage-backed securities. Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, and commercial and residential mortgages and most are structured as pass-through securities. The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities. The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity. A Sub-Adviser considers estimated prepayment rates in calculating the average weighted maturities of the Fund. Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates. In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate. Prepayments during such periods will also limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities may be classified as pass-through certificates or collateralized obligations. Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets. Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool. Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Such assets are most often trade, credit card or automobile receivables. The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof. Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral. As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true. As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities. For these and other reasons, an asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return. Asset-backed securities may, at times, be illiquid securities.

Auction Rate Securities. A Fund may invest in auction rate securities, which are debt instruments (corporate or municipal bonds) with long-term nominal maturity for which the interest rate is reset through a Dutch auction. Auction rate securities also refer to a preferred stock for which the dividend is reset through the same process. In a Dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent. Based on the submitted bids, the auction agent will set the next interest rate by determining the lowest rate to clear the total outstanding amount of auction rate securities. The lowest bid rate at which all the securities can be sold at par establishes the interest rate, otherwise known as the “clearing rate.” This rate is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities. Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period. Auction rate security holders do not have the right to put their securities back to the issuer; as a result, no bank liquidity facility is required. Auctions are typically held every 7, 28, or 35 days; interest on these securities is paid at the end of each auction period. Certain types of auction rate securities will auction daily, with a coupon being paid on the first of every month. Auction rate securities may have less liquidity than comparable debt and equity securities, and may be subject to changes in interest rates, including decreased interest rates.

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While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities. Auction rate securities may be subject to changes in interest rates, including decreased interest rates. Failed auctions may impair the liquidity of auction rate securities.

Bank Capital Securities. The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier I and Tier I. Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stocks. Upper Tier II securities are often callable, perpetual with no maturity date and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date. However, such deferred interest payments generally earn interest. Tier I securities often take the form of trust preferred securities.

Bank Loans, Term Loans, Fixed and Floating Rate Loans. A Fund may invest in fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). Loans are typically variable-rate loans made by financial institutions to companies that are generally considered to have low credit quality. Borrowers enter into these Loans to raise capital for several reasons, including, recapitalizations, debt refinancing, or to make acquisitions. Loans are called “floating-rate” because the interest paid on the loans adjusts periodically, usually every 30-90 days, based on fluctuations in widely accepted reference rates, such as the London Interbank Offered Rate (“LIBOR”) plus a predetermined credit spread over the reference rate. The Loans are typically classified as senior debt, and are usually collateralized by specific assets, like the borrower's inventory, receivables or real property. Loans are usually senior to bondholders, preferred stock holders and common stock holders in the borrower's capital structure. On July 27, 2017, the head of the United Kingdom’s Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined.

Loans are arranged through private negotiations between a borrower and one or more Lenders. The Lenders are represented by an agent(s) that is typically a commercial or investment bank (each an “Agent Bank,” and collectively, “Agent Banks”). The Agent Bank originates the Loans and invites other parties, including the Funds, to join the lending syndicate. Typically, one Agent Bank has the primary responsibility for documentation and administration of the Loan. Agent Banks are also responsible for negotiating the Loan agreement (“Agreement”), which establishes the terms and conditions of the Loan and the rights of the borrower and lenders. The Funds rely on the Agent Banks to collect payments of principal and interest on the Loans. Loan ownership interests are evidenced by the Agreements. Loans are similar to derivative instruments and private placements; there are no share certificates or notes evidencing ownership.

The JNL Multi-Manager Emerging Markets Equity Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund, and JNL/T. Rowe Price Value Fund may also invest in Loans through the T. Rowe Price Institutional Floating Rate Fund. The JNL/PPM America Floating Rate Income Fund invests primarily in Loans.

Bank Obligations. A Fund may invest in bank obligations, which include certificates of deposit, bankers’ acceptances, and other short-term debt obligations. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Certificates of deposit may also be purchased or sold through broker-dealers and may have fixed or variable rates. A bankers’ acceptance is a negotiable draft or bill of exchange, usually drawn by an importer or exporter to pay for specified merchandize in connection with international commercial transactions, which are “accepted” by a commercial bank unconditionally to pay the face value of the instrument on maturity.

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A Fund may invest in U.S. banks, foreign branches of U.S. banks, U.S. branches of foreign banks, and foreign branches of foreign banks. Obligations of non-U.S. banks involve certain risks associated with investing in non-U.S. securities, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a non-U.S. jurisdiction might impose withholding or other taxes on interest income payable on those obligations, that non-U.S. deposits may be seized or nationalized, that non-U.S. governmental restrictions such as exchange controls may be adopted and in turn might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning non-U.S. banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to non-U.S. banks may differ from those applicable to United States banks. Non-U.S. banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Borrowing and Lending. A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets, except that the JNL Multi-Manager Small Cap Value Fund, JNL/AQR Large Cap Defensive Style Fund, JNL/AQR Large Cap Relaxed Constraint Equity Fund, JNL/BlackRock Global Natural Resources Fund, JNL/DoubleLine® Core Fixed Income Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, JNL/Invesco Small Cap Growth Fund, JNL/MFS Mid Cap Value Fund, JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Small Cap Value Fund, and JNL/PPM America Total Return Fund, each may borrow up to 33 1/3% of their respective total assets. To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets. Notwithstanding the foregoing, the JNL Multi-Manager Alternative Fund, JNL/AQR Large Cap Relaxed Constraint Equity Fund, JNL/AQR Managed Futures Strategy Fund, JNL/PIMCO Investment Grade Credit Bond Fund, and JNL/Westchester Capital Event Driven Fund, may pledge their net assets as collateral to secure the short sales inherent in its investment strategy. Further, the JNL Multi-Manager Emerging Markets Equity Fund, JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid Cap Value Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund, and JNL/T. Rowe Price Value Fund will not purchase additional securities when borrowings exceed 5% of the Fund’s total assets.

A Fund may affect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security. A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of a Fund’s forward commitment to repurchase the subject security.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund. As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

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Brady Bonds. A Fund may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of Treasury, Nicholas F. Brady (“Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily in U.S. dollars) and are actively traded in the over-the-counter (“OTC”) secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted to at least one year’s interest payments based on applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3) the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Investments in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accord with the terms of the debt.

Cash Position. JNL/WMC Government Money Market Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in up to 397 days that the sub-adviser determines presents minimal credit risks to the Fund. A Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in one year or less that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. A Fund also may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds. If a sub-adviser believes that economic or market conditions are unfavorable to investors, it may temporarily invest up to 100% of a Fund’s assets in defensive strategies, including holding a substantial portion of the Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. Government or instrumentalities. For temporary, defensive purposes, and where purchases and redemptions (cash-flows) require a Fund may invest without limitation in such securities. This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, rebalances, and serves as a short-term defense during periods of unusual market volatility.

Collateralized Bond Obligations, Collateralized Loan Obligations, and other Collateralized Debt Obligations. A Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

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For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities; however, an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”). A Fund may invest in CMOs, which are debt obligations of legal entities that are collateralized by mortgages and divided into classes. Similar to a bond, in most cases, interest and prepaid principal are paid on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac®”), or the Federal National Mortgage Association (“FNMA” or “Fannie Mae®”), and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds from the Bond offerings are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third-party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bonds is accrued and added to the principal amount and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bonds are then distributed. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

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As CMOs have evolved, some classes of Bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, Pacific Investment Management Company LLC (“PIMCO”) may invest in various tranches of the bonds, including support bonds.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies primarily to finance short-term credit needs. The commercial paper purchased by the Funds may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or non-U.S. issuers, and may be rated or unrated. Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Commodities, Commodities Futures, and Commodity-Linked Notes. Certain of the Funds may invest in physical commodities (such as precious metals), commodity futures, which are futures agreements on certain commodities or on a commodities index, as well as commodity swaps or swaps on commodity futures. Certain of the Funds may also invest in commodity-linked notes and other commodity-related derivative instruments. Like any other investment, commodities are subject to risk of loss, and the prices and values of commodities move with market and economic conditions.

Besides investment risk, investments in commodities and commodities futures are limited by their tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”). In order to qualify for the special U.S. federal income tax treatment applicable to regulated investment companies, a Fund must, among other things, derive at least 90% of its income from specified sources (such income, “qualifying income”). Income from certain commodity-linked investments, such as the direct purchase or sale of commodities and the purchase or sale of commodity futures, does not constitute qualifying income to a Fund. The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute qualifying income. If the Internal Revenue Service (the “IRS”) publishes an adverse determination relating to the treatment of income and gain generated by such investments, certain Funds that invest directly or indirectly in commodity-linked derivative instruments would likely need to significantly change their investment strategies in order to qualify as a regulated investment company under the Code. If a Fund were to treat income or gain from a particular investment as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any non-qualifying income, such income or gain caused the Fund’s non-qualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would fail the 90% gross income test and would fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the Fund level. A Fund’s intention to so qualify can therefore limit the manner in or extent to which the Fund seeks exposure to commodities.

A commodity-linked note requires an initial investment by the Fund and provides a return based on a formula referenced to an underlying commodity index or specific commodity. Certain Funds will typically invest in commodity-linked notes referenced to a particular commodity index. At maturity, the issuer repays the initial investment to the Fund, plus a return, if any, based on the percentage change increase or decrease (sometimes magnified by a "leverage factor”) of the referenced index or commodity during the investment's term.  Typically, the issuer is also required to repay or retire the instrument before maturity if the index or commodity declines by a certain amount. For example, a 15% decline in the referenced commodities index would trigger repayment. Although these features may moderate a Fund’s exposure to the relevant commodity index or commodity, they do not prevent the Fund from loss if the referenced commodities index or commodity underperforms. A Fund may lose money investing in commodity-linked notes.

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The JNL/BlackRock Global Allocation Fund, JNL/DoubleLine® Core Fixed Income Fund, JNL/Franklin Templeton Growth Allocation Fund, JNL/Franklin Templeton Income Fund and JNL/PIMCO Real Return Fund may invest in commodity-linked notes and other commodity derivatives. The JNL Multi-Manager Alternative Fund , JNL/AQR Managed Futures Strategy Fund and JNL/Neuberger Berman Commodity Strategy Fund may invest in commodity futures, commodity forwards, commodity swaps, swaps on commodity futures and other commodity derivatives.

Contracts for Difference (“CFDs”). The Funds may invest in CFDs, which are a privately negotiated contract between the buyer and seller, stipulating that the seller will pay and receive from the buyer the difference between the nominal value of the underlying instrument at the opening and closing prices of the specific financial instrument. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is risk of loss associated with buying a CFD. For example, if a Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss. There may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is tied to the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk as the counterparty to the CFD transaction may be unable or unwilling to make timely payments, if at all, or to honor its financial obligations under the terms of the contract. If the counterparty defaults, the value of the contract and of the Fund's shares may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Convertible and Exchangeable Securities. Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

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A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security, such as an Equity-Linked Note (“ELN”), than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when believed that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security may be a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase an ELN (a hybrid fixed income instrument) whose return is partially dependent upon the performance of an underlying equity (stock, basket of stocks, index, basket of indexes, or some mix of these). These instruments are generally designed for the over-the-counter (“OTC”) institutional investment market.

A holder of a synthetic convertible security, including an ELN, faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Corporate Bonds. Certain Funds may invest in corporate bonds. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Counterparty and settlement risk. The Fund may be exposed to credit risk on the counterparties (the other party(ies) involved in the transaction with each Fund) with which it trades in relation to certain options, futures contracts and other derivative financial instruments that do not trade or settle on an exchange. Such instruments are not afforded the same protections as may apply to participants trading futures or options on organized exchanges, such as the performance guarantee of an exchange clearing house.

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The Fund will be subject to the possibility of the insolvency, bankruptcy or default of a counterparty with which each Fund trades, which could result in substantial losses to the Fund. The Fund will also be exposed to credit risk on parties with whom it trades securities, and may also bear the risk of settlement default, in particular in relation to debt securities such as bonds, notes and similar debt obligations or instruments. Investors should also note that settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries and this therefore increases the risk of settlement default, which could result in substantial losses for each Fund in respect to investments in emerging markets. Investors should also note that the securities of small capitalization companies as well as the securities of companies domiciled in emerging markets are often less liquid and more volatile than securities of large capitalization companies or companies domiciled in more developed markets, which may result in fluctuations in the price of the Fund. While the Sub-Adviser(s) continually assess the risk posed by the various counterparties, there can be no guarantee against default. Each counterparty presents credit and default risk.

Custodial Receipts and Trust Certificates. The Funds may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Funds would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of Fixed Income Instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments. At times, custodial receipts and trust certificates may be considered illiquid securities.

Depositary Receipts. American Depositary Receipts (“ADRs”) typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation. Generally, depositary receipts in registered form are intended for use in the U.S. securities markets, while depositary receipts in bearer form are intended for use in securities markets outside the U.S. Depositary receipts may or may not be denominated in the same currency as the underlying securities which they represent.

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Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts. In an un-sponsored program, the issuer may not be directly involved in the creation of the program. Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program. To the extent a Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer of the security underlying an ADR on a timely basis. While readily exchangeable with stock in local markets, the depositary receipts in an unsponsored program may be less liquid than those in a sponsored program.

Depositary receipts involve many of the same risks as direct investments in foreign securities, described below.

Derivative Instruments. A Fund may, but is not required to, use derivative instruments for risk management purposes and as a part its investment strategies. A Fund may also use derivatives to generate income. Generally, derivatives are financial instruments whose value depends on or is derived from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices. Derivative instruments allow a Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

A Fund may use derivatives in an attempt to reduce its investment exposures. A Fund may also use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. A Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency. A Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and its sub-adviser believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). A Fund’s performance can depend substantially on the performance of the reference instrument underlying its derivatives even though it does not own the reference instrument. Derivative instruments may also be used for other purposes, including to seek to increase liquidity, implement a tax management strategy, modify the effective duration of a Fund’s portfolio investments and/or enhance total return. However derivative instruments are used, their successful use is not assured and will depend upon the respective sub-adviser’s ability to gauge relevant market movements.

A Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged) and therefore is subject to heightened risk of loss. The leverage involved in certain derivative transactions may result in a Fund’s net asset value being more sensitive to changes in the value of the related investment. Federal securities laws, regulations and guidance may require the Funds to earmark assets or to otherwise hold instruments that offset a Fund’s obligations under the derivatives instrument. This process is known as “cover.” If SEC guidance so requires, a Fund will earmark cash or liquid assets with a value sufficient to cover its obligations under a derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance. If a large portion of a Fund's assets is used for cover, it could affect portfolio management or the Fund's ability to meet redemption requests or other current obligations. A Fund may also cover its exposure to a derivative instrument by owning the reference entity of that derivative instrument or taking an offsetting position in another derivative instrument.

Diversification. Certain of the Funds are diversified companies, as such term is defined under the 1940 Act. A Fund that is a diversified company under the 1940 Act will have at least 75% of the value of its total assets represented by the following:

●	Cash and cash items (including receivables);
●	Government securities;
●	Securities of other investment companies; and
●	Other securities limited in respect to any one issuer to not more than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.
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These percentage limitations are measured at the time that a Fund acquires a security, and a Fund will not lose its diversification status if the Fund’s holdings exceed these percentages because of post-acquisition changes in security prices.

Equity-Linked Derivatives. Equity-linked derivatives (“Equity-Linked Derivatives”) are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange-traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include Standard & Poor’s Depositary Receipts (“SPDR®s”), World Equity Benchmark Series (“WEBs”), NASDAQ 100 tracking shares (“QQQs”), Dow Jones Industrial Average Instruments (“DIAMONDS”) and Optimized Portfolios As Listed Securities (“OPALS”). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See “Investment Companies” in this section.

Equity-linked notes. Equity-linked notes (ELNs) are hybrid derivative-type instruments that are specially designed to combine the characteristics of one or more reference securities (usually a single stock, a stock index or a basket of stocks (underlying securities)) and a related equity derivative, such as a put or call option, in a single note form. Generally, when purchasing an ELN, a Fund pays the counterparty (usually a bank or brokerage firm) the current value of the underlying securities plus a commission. Upon the maturity of the note, a Fund generally receives the par value of the note plus a return based on the appreciation of the underlying securities. If the underlying securities have depreciated in value or if their price fluctuates outside of a preset range, depending on the type of ELN in which a Fund invested, a Fund may receive only the principal amount of the note, or may lose the principal invested in the ELN entirely. A Fund only invests in ELNs for which the underlying securities are permissible investments pursuant to a Fund’s investment policies and restrictions. For purposes of a Fund’s fundamental investment policy of not investing more than 25% of a Fund’s net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities or securities of other investment companies), a Fund applies the restriction by reference to the industry of the issuer of the underlying reference securities and not the industry of the issuer of an ELN.

ELNs are available with an assortment of features, such as periodic coupon payments (e.g., monthly, quarterly or semiannually); varied participation rates (the rate at which the Fund participates in the appreciation of the underlying securities); limitations on the appreciation potential of the underlying securities by a maximum payment or call right; and different protection levels on a Fund’s principal investment. In addition, when the underlying securities are foreign securities or indices, an ELN may be priced with or without currency exposure. A Fund may engage in all types of ELNs, including those that: (1) provide for protection of a Fund’s principal in exchange for limited participation in the appreciation of the underlying securities, and (2) do not provide for such protection and subject a Fund to the risk of loss of a Fund’s principal investment.

ELNs can provide a Fund with an efficient investment tool that may be less expensive than investing directly in the underlying securities and the related equity derivative. ELNs also may enable a Fund to obtain a return (the coupon payment) without risk to principal (in principal-protected ELNs) if the general price movement of the underlying securities is correctly anticipated. A Fund’s successful use of ELNs will usually depend on a sub-adviser’s ability to accurately forecast movements in the underlying securities. Should the prices of the underlying securities move in an unexpected manner, a Fund may not achieve the anticipated benefits of the investment in the ELN, and it may realize losses, which could be significant and could include a Fund’s entire principal investment. If a sub-adviser is not successful in anticipating such price movements, a Fund’s performance may be worse than if the sub-adviser did not use an ELN at all.

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In addition, an investment in an ELN possesses the risks associated with the underlying securities, such as management risk, market risk and, as applicable, foreign securities and currency risks. In addition, because ELNs are in note form, ELNs are also subject to certain debt securities risks, such as interest rate and credit risk. An investment in an ELN also bears the risk that the issuer of the ELN will default or become bankrupt. In such an event, a Fund may have difficulty being repaid, or fail to be repaid, the principal amount of, or income from, its investment. A downgrade or impairment to the credit rating of the issuer may also negatively impact the price of the ELN, regardless of the price of the underlying securities.

A Fund may also experience liquidity issues when investing in ELNs, as ELNs are generally designed for the over-the-counter institutional investment market. The secondary market for ELNs may be limited, and the lack of liquidity in the secondary market may make ELNs difficult to sell and value. However, as the market for ELNs has grown, there are a growing number of exchange traded ELNs available, although these products may be thinly traded.

ELNs may exhibit price behavior that does not correlate with the underlying securities or a fixed-income investment. In addition, performance of an ELN is the responsibility only of the issuer of the ELN and not the issuer of the underlying securities. As the holder of an ELN, a Fund generally has no rights to the underlying securities, including no voting rights or rights to receive dividends, although the amount of expected dividends to be paid during the term of the instrument are factored into the pricing and valuation of the underlying securities at inception.

Equity Securities. The Funds may also invest directly in equity securities. Equity securities, such as common stock, represent an ownership interest or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectus and this SAI. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Equity Swaps. Equity swap contracts offer an opportunity to invest in a market without owning or taking physical custody of securities. The counterparty to an equity swap contract typically will be a bank, investment banking firm or broker-dealer. The counterparty generally will agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in specified equity securities, plus the dividends that would have been received on those equity securities. The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such equity securities. Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the equity securities less the interest paid by the Fund on the notional amount.

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A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that are contractually obligated to be made. If the counterparty to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Fund will not treat them as being subject to the Funds’ restrictions on borrowing or investing in senior securities.

Event-Linked Bonds. A Fund may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event occurs, a Fund may lose all or a portion of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also be subject to liquidity risks.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Eurozone Investment Risks. The European Union (“EU”) is an economic and political union of member states consisting of mostly Western European countries and a growing number of Eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (“EMU”), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”).

The global economic crisis that began in 2008 has caused severe financial difficulties for many EU member states, pushing some EU countries to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Recovery from the crisis has been challenged by high unemployment rates and budget deficits, as well as by weaknesses in sovereign debt issued by Greece, Spain, Portugal, the Republic of Ireland, Italy and other EU member states. The sovereign debt of several of these countries has been downgraded in 2012 and many remain subject to further downgrades, which may have a negative effect on European and non-European banks that have significant exposure to sovereign debt. Since 2010, several countries, including Greece, Italy, Spain, the Republic of Ireland and Portugal, agreed to multi-year bailout loans from the ECB, the International Monetary Fund, and other financial institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In the wake of the crisis, EU member states will need to make economic and political decisions in order to restore economies to sustainable growth. In September 2019, the ECB announced it would be resuming its quantitative easing measures and cut its bank deposit rate to an all-time low of -0.05% in an effort to stimulate the Eurozone economy. While a number of other initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected but the exact nature and effect of this regulation is still unknown.

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Some EU countries may continue to be dependent on assistance from the ECB, the International Monetary Fund, or other governments and financial institutions. Such assistance could depend on a country's implementation of reforms or attainment of a certain level of performance. Failure by one or more EU member states to reach those objectives or an insufficient level of assistance could result in a deeper or prolonged economic downturn, which could have a significant adverse effect on the value of investments in European countries. By adopting the euro, a member country relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU and may be limited to some degree from implementing their own economic policies. The euro may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. It is difficult to impose a common currency across disparate countries, cultures, and social-economic political histories. Such disparate impacts could, theoretically, lead to the collapse of the EU and the euro and return member states to local country currencies.

Additionally, it is possible that EMU member states could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Additionally, the United Kingdom's withdrawal from the EU, commonly known as "Brexit," may have significant political and financial consequences for Eurozone markets, including greater market volatility and illiquidity, currency fluctuations, deterioration in economic activity, a decrease in business confidence and an increased likelihood of a recession in the United Kingdom and the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there will be an eleven-month transition period, ending December 31, 2020, during which the United Kingdom will negotiate its future relationship with the EU. Brexit has already resulted in significant volatility in European and global financial markets and uncertainty about the integrity and functioning of the EU, both of which may persist for an extended period of time.

Exchange-Traded Funds. Investments in investment companies may include shares of exchange-traded funds (“ETFs”), which are designed to track the performance or dividend yield of specific indexes or companies in related industries. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broadly based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by each Fund. Moreover, a Fund’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities. See “Investment Companies” in this section.

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Exchange-Traded Notes. Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy, minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange) during normal trading hours; however, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day's market benchmark or strategy factor. ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, including the credit risk of the issuer, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing, and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how a Fund or its respective Subsidiary characterizes and treats ETNs for tax purposes. Further, the IRS and Congress are considering proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid, and thus they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETNs may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN trades at a premium or discount to its market benchmark or strategy.

Fixed-Income Securities. A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund. In general, fixed-income securities represent a loan of money by the purchaser to the issuer. A fixed income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time or at a specified date, called “maturity.” The security issuer typically must meet its obligations associated with its outstanding fixed-income securities before it may declare or pay any dividend to holders of its equity securities and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition. Bonds, notes and commercial paper are typical types of fixed-income securities, differing in the length of the issuer’s repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer. The value of fixed-income securities generally rises when interest rates fall, and falls when interest rates rise. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

Foreign Currency Transactions. Certain of the Funds may invest in foreign currency-denominated securities and may purchase and sell foreign currency options, forward currency contracts, foreign currency futures contracts, and related options (see “Futures” in the Common Types of Investments and Management Practices section herein), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts with terms generally less than one year. A Fund may engage in these transactions in order to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities. A Fund also may use foreign currency options and foreign forwards to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

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A forward foreign currency contract is an obligation to purchase or sell a specific currency or multinational currency unit at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract), which is individually negotiated and privately traded by currency traders and their customers in the interbank market. A Fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Forward currency contracts may also be cash settled, and a Fund may not actually deliver or take delivery of a foreign currency. Closing forwards transactions may be executed prior to the termination date, or rolled over, with or without the original counterparty.

Forward foreign currency contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to gain exposure to a particular foreign currency or currencies as a part of its investment strategy. Although forwards used for hedging purposes are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition to being used by a Fund to gain exposure to a particular foreign currency or to enhance the Fund’s return, forwards may be used to adjust the foreign exchange exposure of a Fund and a Fund might be expected to enter into such contracts under the following circumstances:

Lock In. When a Fund desires to fix the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency, the Fund will “lock in” the exchange rate. If a foreign currency is expected to become more expensive in U.S. dollar terms, a Fund could lock in the exchange rate today for a transfer that needs to occur in the future, thereby protecting against exchange rate movements.

Cross Hedge. If the value of a particular currency is expected to decrease against the value of another currency, a Fund may sell the currency expected to decrease in value and purchase a currency which is expected to increase in value against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, or if a Sub-Adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase in value of the security, if any.

Proxy Hedge. A Fund might choose to use a “proxy” hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Foreign Securities. A Fund may invest in, or have exposure to, foreign securities. Investors should realize that investing in, or having exposure to, foreign securities involves certain special considerations that typically are not associated with investing in, or having exposure to, U.S. securities. These include non-U.S. dollar-denominated securities traded principally outside the U.S. and U.S. dollar-denominated securities traded in the U.S. (such as ADRs). Such investments increase a Fund’s diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value). In addition, foreign securities purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees. Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

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Currency Risk. The value of the Fund’s foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

Political and Economic Risk. Although debatable in the current U.S. macro socio-economic and political context, the economies of many of the countries in which the Funds may invest may not be as developed as the United States’ economy and may be subject to significantly different forces. Conversely, investments in certain countries may be more or less secure than investments in the U.S., and carry repatriation risks from taxes and regulatory impairment when bringing such investments back to the U.S. As is the case in the U.S. political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds’ investments.

Regulatory Risk. Foreign companies are not registered with the U.S. Securities and Exchange Commission (“SEC”) and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income, gains and proceeds from foreign securities owned by the Funds may be reduced by a withholding tax at the source or other foreign taxes, which tax or taxes would reduce dividend income payable to the Funds’ shareholders.

Market Risk. The securities markets in many of the countries in which the Funds invest, or have exposure to, will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, because brokerage commission rates in foreign countries are likely to be higher than in the United States.

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Risk of Developing (Emerging Market) Countries. Certain of the Funds may invest in, or have exposure to, securities of developing or emerging market countries, including foreign markets. While subject to reasonable interpretation, developing countries are generally those countries which are not included in the MSCI World Index. Each Fund considers various factors when determining whether a company is in a developing country, including whether: (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an OTC market, in a developing country. The Funds generally consider an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, the Funds generally consider such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined using certain factors provided by a third-party analytical service provider. The factors are applied to result in the assignment of a country determines the “country of exposure.” The factors, including but not limited to, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the factors, that are including but not limited to the following: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. The Funds have broad discretion to identify countries that they consider to qualify as emerging markets. In exercising such discretion, the Funds identify countries as emerging markets consistent with the strategic objectives of a particular Fund. For example, a Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. In some cases, this approach may result in a particular country being identified as an emerging market with respect to certain Funds but not others.

Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Certain investors may not be able to participate in favorable corporate action events. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. Foreign exchange transactions may need to be executed with authorized agents, and there may not be any guarantee of execution in a timely manner. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund's investments.

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Frontier market countries risk. Frontier market countries generally have smaller economies and less-developed capital markets than traditional developing markets, and, as a result, the risks of investing in developing market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity is higher. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other foreign countries and any one risk could cause the price of the Fund’s shares to decline.

Governments of frontier market countries in which the Fund may invest may exercise substantial influence over many aspects of the private sector. In some cases, the foreign governments of such frontier market countries may own or control certain companies. Accordingly, government actions could have a significant effect on economic conditions in a frontier market country and on market conditions, prices, and yields of securities in the Fund’s portfolio. Moreover, the economies of frontier market countries may be heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. Also, these frontier market economies have been, and may continue, to be adversely affected by economic conditions in the countries with which they trade.

Investment in equity securities of issuers operating in certain frontier market countries may be restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in equity securities of issuers operating in certain frontier market countries and increase the costs and expenses of the Fund. Certain frontier market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of the countries, and/or impose additional taxes on foreign investors. Certain investors may not be able to participate in favorable corporate action events. Certain frontier market countries may also restrict investment opportunities in issuers in industries deemed important to national interests.

Frontier market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors, such as the Fund. Foreign exchange transactions may need to be executed with authorized agents, and there may not be any guarantee of execution in a timely manner. In addition, if deterioration occurs in a frontier market country’s balance of payments, the country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Investing in local markets in frontier market countries may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund. News and information about companies and corporate events may be limited or restricted.

There may be no centralized securities exchange on which securities are traded in frontier market countries. Also, securities laws in many frontier market countries are relatively new and unsettled. Therefore, laws regarding foreign investment in frontier market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably.

The frontier market countries in which the Fund invests may become subject to sanctions or embargoes imposed by the U.S. Government and the United Nations. The value of the securities issued by companies that operate in, or have dealings with these countries may be negatively impacted by any such sanction or embargo and may reduce the Fund’s returns.

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Banks in frontier market countries used to hold the Fund’s securities and other assets in that country may lack the same operating experience as banks in developed markets. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held by a foreign bank in the event of the bankruptcy of the bank. Settlement systems in frontier markets may be less well organized than in the developed markets. As a result, there is greater risk than in developed countries that settlements will take longer and that cash or securities of the Fund may be in jeopardy because of failures of or defects in the settlement systems.

Futures. To the extent consistent with applicable law and its investment restrictions, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. Government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and, to the extent a Fund is permitted to invest in commodities and commodity-related derivatives, commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.” Futures contracts can be utilized to increase or decrease various types of market exposure and risks.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of certain futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of certain futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract. If the net amount is negative, it is paid by the purchaser to the seller of the futures contract. For asset segregation purposes, physically settled futures contracts (and written options on such contracts) will be treated like cash settled futures contracts when a Fund has entered into a contractual arrangements with a third party futures commission merchant or other counterparty to off-set the Fund's exposure under the contract and, failing that, to assign its delivery obligation under the contract to the counterparty. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. Government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). The Funds may also enter into contracts that cash settle otherwise physically delivered futures contracts. If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

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In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds also may purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets.

Index Futures. To the extent consistent with applicable law and investment restrictions, a Fund may purchase or sell Index Futures, which are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. A Fund may close open positions on a contract market on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. Government securities and other fixed income securities.

Options on Futures Contracts. Options on futures contracts, which includes options on foreign exchange futures, give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. Certain of the Funds may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties, in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures.

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Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk. A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate, and asset price movements within a given time frame. For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by a Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities. As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. However, the futures exchanges may adjust margin requirements, and the Funds may have to post additional margin to meet such requirements.

Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

A Fund may purchase futures contracts (or options on futures contracts) as an anticipatory hedge against a possible increase in the price of the currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency value may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

A Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments at all or that their use will be effective. In addition, a liquid market may not exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

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As discussed above, if a Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net asset value will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position. A Fund may enter into an agreement to cash settle exchange-traded futures contracts, and exchange-cleared forward contracts.

In addition, if a Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, a Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker.

Daily trading limits imposed by the exchanges and position limits established by the CFTC may adversely affect the Fund. The CFTC and U.S. commodities exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily trading limits.” Once the daily trading limit has been reached in a particular futures contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially disguising substantial losses the Fund may ultimately incur.

The CFTC and certain futures exchanges have established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts.  All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded.  Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Sub-Adviser and its affiliates may be aggregated for this purpose.  Although it is possible that the trading decisions of the Sub-Adviser may have to be modified and that positions held by the Fund may have to be liquidated in order to avoid exceeding such limits, the Sub-Adviser believes that this is unlikely.  The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when a sub-adviser reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

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Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

Additional Risk Associated with Futures Contracts and Options on Futures Contracts Traded on Foreign Exchanges. Futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk.

Commodity Pool Operator Status. JNAM acts in its capacity as a registered commodity pool operator (“CPO”) with respect to each of JNL Multi-Manager Alternative Fund, JNL/AQR Managed Futures Strategy Fund, and JNL/Neuberger Berman Commodity Strategy Fund. Each of the sub-advisers to these Funds either acts in its capacity as a registered commodity trading adviser (“CTA”), relies upon an exemption from CTA registration or does not provide advice relating to trading commodity interests and, accordingly, is not required to be registered as a CTA with respect to each such Fund. A CPO or CTA acting in a registered capacity is subject to a variety of regulatory obligations. In particular, a CPO or CTA is subject to additional CFTC-mandated disclosure, reporting, and recordkeeping obligations with respect to Funds for which it acts in a registered capacity. Compliance by the CPO or CTA with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund's total return.

With respect to each Fund of the Trust, other than JNL Multi-Manager Alternative Fund, JNL/AQR Managed Futures Strategy Fund, and JNL/Neuberger Berman Commodity Strategy Fund, JNAM has filed with the NFA a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA (the “exclusion”). Accordingly, JNAM is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds. To remain eligible for the exclusion, each of these Funds will be limited in its ability to use certain instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions. In the event that such a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, JNAM may be required to act in a registered CPO capacity with respect to that Fund. JNAM’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The ability of each Fund other than JNL Multi-Manager Alternative Fund, JNL/AQR Managed Futures Strategy Fund, and JNL/Neuberger Berman Commodity Strategy Fund, to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) may be limited by JNAM’s intention to operate the Fund in a manner that would permit JNAM to continue to claim the exclusion, which may adversely affect the Fund’s total return.

JNAM has also filed for certain no-action relief with the CFTC in connection with certain of these Funds that are funds-of-funds, or Funds that invest in underlying funds that trade commodity interests. For operators of funds-of-funds, it is difficult to determine compliance with trading restrictions because it requires, in most circumstances, that they determine the extent of commodity interest trading by the underlying funds and whether or not the underlying funds will be able themselves to rely on amended CFTC Rule 4.5 going forward. This no-action relief postpones the requirement to act in a registered CPO capacity for operators of funds-of-funds until six months from the date that the CFTC Division of Swap Dealer and Intermediary Oversight issues revised guidance on the application of the de minimis trading thresholds in the context of CFTC Rule 4.5. It is possible that this guidance, when issued, may require JNAM to act in its capacity as a registered CPO with respect to certain Funds. Alternatively, JNAM may determine to revise a Fund’s investment strategy to reduce trading commodity interest trading levels.

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High-Yield Bonds and Securities of Distressed Companies. Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds are described as “speculative” by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings, and Fitch Ratings, Inc. (“Fitch”). Investment in lower rated corporate debt securities (“high-yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High-yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuer of high-yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high-yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High-yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high-yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds, by investing in such securities, may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. The respective sub-advisers seek to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high-yield and distressed company securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high-yield or distressed company security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield and distressed company securities, especially in a thinly traded market. When secondary markets for high-yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. The respective sub-advisers seek to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings as the sole method of evaluating high-yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Each of the sub-advisers does not rely solely on credit ratings when selecting debt securities for a Fund, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Fund, the Fund may retain the security if the Sub-Adviser deems it in the best interest of shareholders.

The JNL/DoubleLine® Core Fixed Income Fund may invest up to 5% of its net assets in defaulted corporate securities at time of purchase. The JNL/DoubleLine® Core Fixed Income Fund might do so, for example, where the Sub-Adviser believes the restructured enterprise valuations or liquidation valuations may exceed current market values. The percentage of assets of the JNL/DoubleLine® Core Fixed Income Fund may exceed 5% due to the unexpected default of high yield and other securities held by the Fund.

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Hybrid Instruments. A Fund may purchase hybrid instruments, which are potentially high-risk derivatives that combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or common stock index. Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of the underlying currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Illiquid Securities. A Fund may hold illiquid investments. An illiquid investment is defined as any investment a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. The Board has designated the Liquidity Risk Management Committee (“LRMC”) as the administrator of the Funds’ liquidity risk management program. The LRMC has delegated day-to-day responsibility for classifying the Funds’ investments to the JNAM Risk Department, which will coordinate with Sub-Advisers, where applicable, and third-party service providers to classify each Fund’s investments. The Funds’ liquidity risk management program has established procedures for determining the liquidity category—highly liquid, moderately liquid, less liquid and illiquid—for each Fund’s investments. Illiquid investments may include: repurchase agreements with remaining maturities in excess of seven days; securities for which market quotations are not readily available; certain loan participation interests; fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits); and restricted securities (securities that cannot be offered for sale to the public without first being registered under the 1933 Act) not determined to be liquid in accordance with the Funds’ liquidity risk management program. It should be noted that not all “restricted securities” are classified as illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds’ shares. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

Certain of the Funds may invest up to 15% (5% of total assets for money market funds, under amendments to Rule 2a-7 under the 1940 Act) of its net assets in illiquid securities that are assets. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

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Inflation-Indexed Bonds. A Fund may purchase inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time. The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury (typically referred to as treasury inflation-protected securities or “TIPS”) have maturities of five (5), ten (10), and thirty (30) years, although it is anticipated that securities with other maturities may be issued in the future. The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise and lead to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price Index (“CPI”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Initial Public Offerings (“IPOs”). The Funds may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. The prices of securities sold in IPOs may be highly volatile. At any particular time, or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. Similarly, as the number of Funds which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. Investments in IPOs may have a disparate impact on a small fund. In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Installment Receipts. A Fund may invest in installment receipts, which are viewed as new issues of stock sold with the obligation that buyers will pay the issue price in a series of installment payments instead of one lump sum payment. The buyer usually pays a deposit upon settlement, normally one-half the issue price of the shares, with the balance to be paid in one year.

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Interfund Lending. Pursuant to an exemptive order issued by the SEC, the Funds, as well as the portfolios of JNL Investors Series Trust (in this section, the “Funds”) will have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. Money market funds may only lend in accordance with the requirements of the exemptive order. All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Fund’s fundamental restriction or non-fundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Investing Through the Bond Connect Program. A Fund may invest in bonds traded on the China Interbank Bond Market CIBM through the China – Hong Kong Bond Connect program (“Bond Connect”) that are regulated by both Hong Kong and China. These bonds involve a high degree of risk and special considerations not typically associated with investing in other more established markets. A Fund will not be able to buy or sell securities through Bond Connect when either the Chinese or Hong Kong markets are closed for trading, and the Chinese and/or Hong Kong markets may be closed for trading for extended periods of time because of local holidays. In addition, a Fund and/or securities offered through Bond Connect may lose their eligibility for trading through the program at any time, which includes by actions taken by regulators in Hong Kong or China.  This could adversely affect a Fund’s net asset value and its ability to trade through Bond Connect, particularly during periods of heightened volatility or market disruptions.

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The operational aspects, including the trading and settlement of bonds, of Bond Connect may change over time. It currently operates under a recordkeeping system that presents a number of risks including settlement delays, custody issues, defaults by counterparties and a limited ability to enforce rights. It may be more difficult, or impossible, to obtain and/or enforce a judgment. The regulatory and legal framework of Bond Connect is less extensive and still developing. Trading through Bond Connect may subject the Fund to various taxes, some of which are currently uncertain.

Investing Through CIBM Direct. To the extent permissible by the relevant PRC regulations or authorities, a Fund may also directly invest in permissible products (which include cash bonds) traded on China inter-bank bond market (“CIBM”) in compliance with the relevant rules issued by the People’s Bank of China (“PBOC”, including its Shanghai Head Office) in 2016 including the Announcement 2016 No.3 and its implementing rules (“CIBM Direct Rules”). An onshore trading and settlement agent shall be engaged by the sub-adviser of a Fund to make the filing on behalf of the relevant Fund and conduct trading and settlement agency services for the Fund in relation to investments in CIBM. PBOC will exercise on-going supervision over the onshore settlement agent and the Fund’s trading under the CIBM Direct Rules and may take relevant administrative actions such as suspension of trading and mandatory exit against the Fund and/or the applicable sub-adviser in the event of any incompliance with the CIBM Direct Rules. The CIBM Direct Rules are very new and have yet to be tested on the market. At this stage the CIBM Direct Rules are still subject to further changes, which may adversely affect the Fund’s capability to invest in the CIBM.

Investing through the Connect Program. The Connect Program is subject to daily quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The relevant China A-shares market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Connect Program is subject to regulations promulgated by regulatory authorities for the relevant stock exchanges in mainland China and The Stock Exchange of Hong Kong Limited or other regulatory authorities of other stock exchanges in the future as permitted, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that the relevant exchanges will continue to support the Connect Program in the future.

Investments in China A-shares may not be covered by the securities investor protection programs of the relevant exchanges and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the relevant China stock exchange (“ChinaClear”) defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, the Funds investing through the Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

China A-shares purchased through the Connect Program are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons.

Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a China A-share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations. All accounts managed by the Adviser and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund’s profits may be subject to these limitations.

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Investment Companies. A Fund may invest in other investment companies, including other Funds of the Trust, to the extent permitted under the 1940 Act, including unaffiliated money market funds. A Fund may invest cash balances in shares of investment companies, which are money market funds managed by affiliates of the Adviser. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

A Fund may also invest, without limitation, in affiliated and unaffiliated money market funds in accordance with Rule 12d1-1 under the 1940 Act (see “Cash Position”).

The JNL Multi-Manager Emerging Markets Equity Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund, and JNL/T. Rowe Price Value Fund may also invest in shares of the T. Rowe Price Institutional Floating Rate Fund (“TRP Floating Rate Fund”), consistent with each such Fund’s investment objective and policies. The TRP Floating Rate Fund is a series of TRP Institutional Income Funds, Inc., registered as an investment company under the 1940 Act. The investment objective of the TRP Floating Rate Fund is to achieve high current income and secondarily, capital appreciation. The TRP Floating Rate Fund normally invests at least 80% of its net assets in floating rate loans and other floating rate debt instruments. In order to prevent paying duplicate management fees to T. Rowe Price Associates, Inc., the value of shares of the TRP Floating Rate Fund held in each Fund’s portfolio will be excluded from the Fund’s total assets in calculating the sub-advisory fees payable to T. Rowe Price.

Investments in Private Companies. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. Securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Generally, these investments are considered to be illiquid until a company’s public offering. As such, no Fund may invest in any equity or equity-related securities issued by a private company, unless approved by JNAM. For a Fund that invested in equity or equity-related securities issued by a private company before December 9, 2015, the Fund’s sub-adviser is allowed to continue to hold or sell that security, and in limited circumstances, subject to certain funding commitments, may acquire additional issuances of existing private equity securities. Private equity investments are subject to its sub-advisory agreement, the policies and procedures for the Fund, and the oversight of JNAM.

Investment in Wholly Owned Subsidiary. The JNL Multi-Manager Alternative Fund (Boston Partners sleeve only) may invest up to 25% of its total assets in a wholly owned and controlled subsidiary (“Subsidiary”), which is expected to invest primarily in commodity swaps, futures and option contracts, as well as fixed-income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. As a result, the JNL Multi-Manager Alternative Fund (Boston Partners sleeve only) may be considered to be investing indirectly in these investments through its Subsidiary.

The Subsidiary will not be registered under the 1940 Act but will be subject to certain of the investor protections of the 1940 Act. The JNL Multi-Manager Alternative Fund (Boston Partners sleeve only), as the sole shareholder of its Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because the JNL Multi-Manager Alternative Fund (Boston Partners sleeve only), wholly owns and controls its Subsidiary, and because the Sub-Adviser(s) to the JNL Multi-Manager Alternative Fund (Boston Partners sleeve only), also serves as sub-adviser to the Subsidiary, it is unlikely that a Subsidiary will take action contrary to the interests of the Fund or its shareholders. The Fund’s Trustees have oversight responsibility for the investment activities of the Fund, including its investments in a Subsidiary. Also, in managing its Subsidiary’s portfolio, to the extent applicable to the investment activities of the Subsidiary, the Fund’s Sub-Adviser will apply the same investment restrictions and operational guidelines that apply to the management of the Fund, except that, unlike the Fund, the Subsidiary is able to invest without limitation in precious metals and commodity-related investments subject to the same 1940 Act asset coverage requirements that are applicable to the Fund. Unlike the Fund, the Subsidiary will not qualify as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code.

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Changes in the laws or regulations of the United States and/or the Cayman Islands (including any changes to applicable tax laws and regulations), under which the JNL Multi-Manager Alternative Fund (Boston Partners sleeve only) and its Subsidiary, are organized, could result in the inability of the Fund or its Subsidiary to operate as described in this SAI and could negatively affect the Fund and its shareholders. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, the JNL Multi-Manager Alternative Fund (Boston Partners sleeve only) shareholders would likely suffer decreased investment returns.

The investment advisory and sub-advisory agreements for the Subsidiary of the JNL Multi-Manager Alternative Fund (Boston Partners sleeve only) comply with Section 15 of the 1940 Act. The Subsidiary will also comply with Section 17 of the 1940 Act.

Listed Private Equity Companies. In addition to the risks associated with the Fund’s direct investments in listed private equity companies (“LPEs”), the Fund is also subject to the risks of the underlying companies owned by the LPEs. As a result, LPEs are subject to various additional risks, depending on the underlying investments and such risks, could include, but are not limited to, management risk, small company risk, additional liquidity risk, valuation risk, sector risks, non-U.S. security risk, currency risk, credit risk, managed portfolio risk, and derivatives risk.

There are inherent risks in investing in LPEs, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to the underlying companies. Most of the underlying companies are privately – held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision when investing in LPEs.

LPEs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Investments in LPEs may also cause the Fund(s) to indirectly incur higher expenses. In certain instances, an LPE will be considered an investment company. In such instances, the applicable expenses of the LPE are considered as part of the acquired fund fee disclosure in the expense table.

Money Market Fund Investments. The JNL/WMC Government Money Market Fund will comply with Rule 2a-7 (“Rule”) under the 1940 Act, as amended from time to time, including the diversification, quality, and maturity limitations imposed by the Rule. The Rule is applicable to any registered investment company, such as the Fund, which holds itself out as a “money market” fund and which seeks to maintain a stable net asset value per share by either the “amortized cost” or “penny rounding” methods of determining net asset value.

Pursuant to the Rule, the Board has established procedures that attempt to maintain the NAV at $1.00 per share. The procedures include monitoring the relationship between amortized cost value per share and value per share based upon available indications of market value for the Funds’ portfolio securities. The Board will decide what, if any, steps should be taken if there is a difference of more than .05 of 1% (or $.005) between the two values. In the event the Board determines that a deviation exists, which may result in material dilution or unfair results to investors or existing shareholders, the Board may take such corrective action as they regard as necessary and appropriate.

It is the policy of the Fund to seek to maintain a stable net asset value per share of $1.00. The portfolio investments of the Fund are valued on the basis of their “amortized cost” in accordance with the Rule. This involves valuing an investment at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of the investment of any discount or premium, regardless of the impact of fluctuating interest rates on the fair market value of the investment during the period in which it is held by the Fund prior to its maturity. While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment in the market. The Rule imposes certain diversification, quality and maturity requirements for money market funds in order to reduce the risk the Fund’s net asset value per share as determined by the fair market value of the investments held will materially differ from the Fund’s net asset value per share determined on the basis of amortized cost. However, there can be no assurance the Fund will be able to maintain a stable net asset value per share of $1.00.

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Pursuant to the Rule, the Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, a weighted average life of 120 days or less, and may invest only in U.S. dollar-denominated “Eligible Securities” (as that term is defined in the Rule) that have been determined by the Sub-Adviser, pursuant to procedures approved by the Trustees, to present minimal credit risks. Generally, an Eligible Security is a security: (i) with a remaining maturity of 397 calendar days or less that the sub-adviser determines presents minimal credit risks to a Fund, which determination must include an analysis of the capacity of the security’s issuer or guarantor (including the provider of a conditional demand feature, when applicable) to meet its financial obligations, and such analysis must include, to the extent appropriate, consideration of specific factors pursuant to procedures, with respect to the security’s issuer or guarantor; (ii) that is issued by a registered investment company that is a money market fund; and (iii) that is a government security.

Under the Rule, the Fund may not invest more than 5% of its assets in the securities of any one issuer, other than the U.S. Government, its agencies and instrumentalities.

The Fund cannot acquire any security, other than a “daily liquid asset” if, immediately after the acquisition, the Fund would have less than ten percent (10%) of its total assets invested in daily liquid assets. Daily liquid assets are defined as cash (including demand deposits), direct obligations of the U.S. Government, and securities (including repurchase agreements) for which the Fund has a legal right to receive cash in one business day. The Fund cannot acquire any security, other than a “weekly liquid asset” if, immediately after the acquisition, the Fund would have less than thirty percent (30%) of its total assets invested in weekly liquid assets. Weekly liquid assets are defined as daily liquid assets (except the Fund has the right to receive the cash within five business days) and agency discount notes with remaining maturities of 60 days or less.

Mortgage-Related Securities. A Fund may invest in mortgage-related securities, including to-be-announced securities. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial bankers and others. Pools or mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The mortgages underlying the mortgage-related securities may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year. Mortgage-related securities are often sold by “tranche,” such that the Funds may purchase a slice or piece of a mortgage pool (e.g. all 2-year variable rate sub-prime mortgages with a fixed-rate 30-year reset). The mortgages underlying the securities may also reflect credit quality differences (e.g., sub-prime mortgages). Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-related security held by a Fund are passed through to the Fund. This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities’ weighted average life and may raise or lower their total return. When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund. This principal is returned to the Fund at par. As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments. Conversely, if a mortgage security is trading at a premium, its total return would be decreased by prepayments. The value of these securities may fluctuate because of changes in the market’s perception of the creditworthiness of the issuer. The value of the mortgage-related securities may decline where there are defaults on the underlying mortgages. Investments in certain tranches can be speculative and entail a fair amount of risk. The mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies. In the case of privately issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

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Mortgage Dollar Rolls and U.S. Treasury Rolls. A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments. A Fund may only enter into covered rolls. A “covered roll” is a type of dollar roll for which the Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction. At the time a Fund enters into a “covered roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. Government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings. Alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Transactions in mortgage dollar rolls may result in the purchase and sale of the Funds’ portfolio securities, which may increase trading costs and portfolio turnover.

In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back “when issued” U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the “when issued” U.S. Treasury security. A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio. During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date. A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement. However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Municipal Bonds. A Fund may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds carry the credit risk of the issuer, as well as, tax and regulatory risk associated with changes in local, state, and federal regulations and tax code requirements. There can be no guarantee that municipal bonds will retain their tax advantaged status. There can be no guarantee that state, municipalities, and other political subdivisions will be able to meet their respective interest and principal payments (e.g., Detroit, Michigan), and a Fund could suffer a loss of principal and interest when investing in municipal bonds.

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The Funds may also invest in “Build America Bonds.” Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009 (the “Recovery Act”), which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Recovery Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments. Build America Bonds are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. For example, taxable funds, including the JNL/DoubleLine® Core Fixed Income Fund, may choose to invest in Build America Bonds. Although Build America Bonds were only authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt Municipal Bonds. The Build America Bond program expired on December 31, 2010, at which point no further issuance was permitted, unless the program is renewed by Congress at a future date. As of December 31, 2017, there is no indication that Congress will renew the program. Beginning March 1, 2013, Build America Bonds subsidy payments have been reduced as part of a government-wide sequestration of many program expenditures. The reduction of the Build America Bonds subsidy payments is presently scheduled to continue until 2025, although Congress can terminate or modify it sooner, or extend it. As of this date, there is no indication that Congress will renew the program and tax legislation enacted on December 22, 2017 repealed the authority to issue direct-pay bonds similar to Build America Bonds.

Participations and Assignments. The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”). A Fund may invest in such loans in the form of participations in loans and participation notes (together, “Participations”) and assignments of all or a portion of loans from third parties (“Assignments”). Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the sub-adviser to be creditworthy. When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations, because the market for certain instruments may not be highly liquid, such instruments may be resold only to a limited number of institutional investors. The lack of a highly liquid secondary market for certain Assignments and Participations may have an adverse impact on the value of such instruments and may have an adverse impact on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, or a change in market conditions. The Funds may treat investments in Participations and Assignments as liquid securities, however, certain Assignments and Participations may be illiquid, as determined in accordance with the Funds’ liquidity risk management program, and may be reviewed for liquidity by the Funds’ “Valuation Committee” as well as the Sub-Advisers.

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Participatory Notes. A participatory note, as used by a Fund, is an instrument used by investors to obtain exposure to an equity investment, including common stocks and warrants, in a local market where direct ownership is not permitted. In countries, like Saudi Arabia where direct ownership by a foreign investor or a Fund, is not allowed by local law, an investor may gain exposure to the market through a participatory note, which derives its value from a group of underlying equity securities. Disregarding the effect of fees and expenses, a participatory note is intended to reflect the performance of the underlying equity securities on a one-to-one basis so that investors will not normally gain more in absolute terms than they would have made had they invested in the underlying securities directly, and will not normally lose more than they would have lost had they invested in the underlying securities directly.

In addition to providing access to otherwise closed markets, participatory notes can also provide a less expensive option to direct investment, where ownership by foreign investors is permitted, by reducing registration and transaction costs in acquiring and selling local registered shares. The Fund’s investment manager also believes that participatory notes can offer greater liquidity in markets that restrict the ability of the Fund to dispose of an investment by either restricting transactions by size or requiring registration and/or regulatory approvals.

Participatory notes are generally structured and sold by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market. Pursuant to the terms of the instrument, a Fund may tender a participatory note for cash payment in an amount that reflects the current market value of the underlying investments, less program expenses, such as trading costs, taxes and duties. The participatory notes represent unsecured, unsubordinated contractual rights of the issuer of the participatory notes. The participatory notes do not confer any right, title or interest in respect to the underlying equity securities or provide rights against the issuer of the underlying securities.

The purchase of participatory notes involves risks that are in addition to the risks normally associated with a direct investment in the underlying securities. A Fund is subject to the risk that the issuer of the participatory note (i.e., the issuing bank or broker-dealer), which is the only responsible party under the note, is unable or refuses to perform under the terms of the participatory note. This is also known as counterparty risk. While the holder of a participatory note is entitled to receive from the bank or broker-dealer any dividends or other distributions paid on the underlying securities, the holder is not entitled to the same rights as an owner of the underlying securities, such as voting rights. Participatory notes are also not traded on exchanges, are privately issued, and may be illiquid. To the extent a participatory note is determined to be illiquid, it would be subject to a Fund’s limitation on investments in illiquid securities. There can be no assurance that the trading price or value of participatory notes will equal the value of the underlying value of the equity securities they seek to replicate.

Passive Foreign Investment Companies. A Fund may purchase the securities of passive foreign investment companies. A passive foreign investment company, in general, is a foreign corporation where at least 75% of its gross income is passive or at least 50% of its assets on average produce, or are held for the production of, passive income. In addition to bearing their proportionate share of the Trust’s annual operating expenses, shareholders will also indirectly bear similar expenses of such passive foreign investment companies.

Payment-In-Kind Securities. Payment-in-kind (“PIK”) securities may be treated as restricted securities, and may be considered private placements. Subject to its investment policies and restrictions, a Fund may invest in PIK securities.  PIK securities contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities.  These instruments may be valued at a deep discount from the face amount.  Interest received in the form of additional securities is recorded as interest income.  Current U.S. federal income tax law requires the holder of certain PIK securities to accrue income with respect to these securities prior to the receipt of cash payments.  Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash, including when it is not advantageous to do so, to satisfy these distribution requirements.

It is possible that by effectively increasing the principal balance payable to a Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable.  Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.  Investments in PIK securities may be illiquid or restricted, making it difficult for a Fund to dispose of them or to determine their current value.

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Restricted securities that have not been registered are generally referred to as private placements and are purchased directly from the issuer or in the secondary market and are usually not listed on an exchange nor traded in other established markets.  Generally, such securities are restricted as to disposition and are sold to institutional investors.  Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly traded securities.  As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when a Sub-Adviser believes it advisable to do so.  To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than the fair market value.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded.  As a result, a Fund may be less able to predict a loss.  In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict a Fund’s ability to conduct portfolio transactions in such securities.  A Fund may also take a minority interest in a privately offered security, which may limit a Fund’s ability to protect shareholders interests in connection with corporate actions by the privately held company.

Portfolio Turnover. Portfolio turnover is the buying and selling of securities held by a Fund. A Fund may engage in short-term transactions if such transactions further its investment objective. A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains. The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests. Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities to a Fund. Thus, the higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Changes in portfolio turnover rates were generally the result of active trading strategies employed by such Funds’ portfolio manager(s) in response to market conditions, and not reflective of a material change in investment strategy.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/BlackRock Global Allocation Fund was 144%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/BlackRock Global Allocation Fund was 203%. The higher portfolio turnover rate of the JNL/BlackRock Global Allocation Fund in 2019 versus 2018 is the result of the Fund increasing its trading activity in U.S. Treasury obligations and non-agency mortgage backed securities, and to a lesser extent, increased trading activity in common stocks, during the past fiscal year.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/Fidelity Institutional Asset Management® Total Bond Fund was 318%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/Fidelity Institutional Asset Management® Total Bond Fund was 364%. The higher portfolio turnover rate of the JNL/Fidelity Institutional Asset Management® Total Bond Fund in 2019 versus 2018 is the result of the Fund’s change in strategy and sub-adviser in June 2019.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/First State Global Infrastructure Fund was 155%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/First State Global Infrastructure Fund was 49%. The lower portfolio turnover rate of the JNL/First State Global Infrastructure Fund in 2019 versus 2018 is result of the Fund’s change in strategy and sub-adviser in August 2018.

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For the period ended December 31, 2018, the portfolio turnover rate for the JNL/Franklin Templeton Growth Allocation Fund was 5%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/Franklin Templeton Growth Allocation Fund was 109%. The higher portfolio turnover rate of the JNL/Franklin Templeton Growth Allocation Fund in 2019 versus 2018 is the result of the Fund’s change in strategy in June 2019.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/Heitman U.S. Focused Real Estate Fund was 94%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/Heitman U.S. Focused Real Estate Fund was 172%. The higher portfolio turnover rate of the JNL/Heitman U.S. Focused Real Estate Fund in 2019 versus 2018 is the result of the Fund not experiencing a full calendar year of operations in 2018, as it commenced operations in August 2018.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/JPMorgan Global Allocation Fund was 43%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/JPMorgan Allocation Fund was 188%. The higher portfolio turnover rate of the JNL/JPMorgan Global Allocation Fund in 2019 versus 2018 is the result of the Fund’s change in strategy and sub-adviser in June 2019.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/Mellon Communication Services Sector Fund was 110%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/Mellon Communication Services Sector Fund was 54%. The lower portfolio turnover rate of the JNL/Mellon Communication Services Sector Fund in 2019 versus 2018 is result of a change in the Fund’s GICS sector definitions in November 2018. The 2019 rate reflects the expected turnover rate for the Fund.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/Mellon Industrials Sector Fund was 135%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/Mellon Industrials Sector Fund was 48%. The lower portfolio turnover rate of the JNL S&P 500 Index Fund in 2019 versus 2018 is result of the Fund’s higher daily cash flows in 2018.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/Mellon Materials Sector Fund was 182%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/Mellon Materials Sector Fund was 50%. The lower portfolio turnover rate of the JNL/Mellon Materials Sector Fund in 2019 versus 2018 is result of the Fund’s large cash outflows in April and July 2018.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL S&P 500 Index Fund was 98%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL S&P 500 Index Fund was 35%. The lower portfolio turnover rate of the JNL S&P 500 Index Fund in 2019 versus 2018 is result of the Fund experiencing large cash flows relative to the market value in 2018.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/PIMCO Income Fund was 207%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/PIMCO Income Fund was 365%. The higher portfolio turnover rate of the JNL/PIMCO Income Fund in 2019 versus 2018 is the result of the Fund’s decreased corporate credit exposure and added exposure to Agency MBS.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/PIMCO Investment Grade Credit Fund was 150%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/PIMCO Investment Grade Credit Fund was 183%. The higher portfolio turnover rate of the JNL/PIMCO Investment Grade Credit Fund in 2019 versus 2018 is the result of the Fund’s increased positions in banks and financials, housing-related sectors, and cable and towers.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/PIMCO Real Return Fund was 258%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/PIMCO Real Return Fund was 225%. The higher portfolio turnover rate of the JNL/PIMCO Real Return Fund in 2019 versus 2018 is the result of the Fund’s decreased corporate credit exposure and added exposure to Agency MBS.

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For the period ended December 31, 2018, the portfolio turnover rate for the JNL/RAFI® Fundamental Asia Developed Fund was 95%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/RAFI® Fundamental Asia Developed Fund was 168%. The higher portfolio turnover rate of the JNL/RAFI® Fundamental Asia Developed Fund in 2019 versus 2018 is the result of the Fund’s change in strategy in June 2019.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/RAFI® Fundamental Europe Fund was 68%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/RAFI® Fundamental Europe Fund was 137%. The higher portfolio turnover rate of the JNL/RAFI® Fundamental Europe Fund in 2019 versus 2018 is the result of the Fund’s change in strategy in June 2019.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/RAFI® Fundamental U.S. Small Cap Fund was 90%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/RAFI® Fundamental U.S. Small Cap Fund was 182%. The higher portfolio turnover rate of the JNL/RAFI® Fundamental U.S. Small Cap Fund in 2019 versus 2018 is the result of the Fund’s change in strategy in June 2019.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/RAFI® Multi-Factor U.S. Equity Fund was 60%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/JNL/RAFI® Multi-Factor U.S. Equity Fund was 153%. The higher portfolio turnover rate of the JNL/RAFI® Multi-Factor U.S. Equity Fund in 2019 versus 2018 is the result of the Fund’s change in strategy in June 2019.

For the period ended December 31, 2018, the portfolio turnover rate for the JNL/T. Rowe Price Balanced Fund was 216%. For the period ended December 31, 2019, the portfolio turnover rate for the JNL/T. Rowe Price Balanced Fund was 82%. The higher portfolio turnover rate in 2018 was a result of a sub-adviser and strategy change in August 2018. The lower portfolio turnover rate of the JNL/T. Rowe Price Balanced Fund in 2019 versus 2018 is result of the lower market volatility based on a full year of the Fund investing in accordance with the Fund’s new strategy implemented in August 2018.

Precious Metal-Related Securities. Certain Funds may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (i.e., gold, silver and platinum, and in asset-based securities indexed to the value of such metals). Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies which, in turn, may affect adversely the financial condition of such companies.

Certain Funds may also invest in exchange-traded funds, debt securities, preferred stocks or convertible securities, where the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metals such as gold bullion. These securities are referred to herein as “asset-based securities.” While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market, or even at relatively nominal rates. For example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven-year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because a Fund presently does not intend to invest directly in natural resource assets, the Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

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Preferred Stocks. Each Fund may invest in preferred stock. Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. Generally, a company’s preferred stock pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Private Placements. A Fund may invest in “Private Placements” or “restricted securities,” which are securities exempt from registration under the 1933 Act, and state securities laws. Private Placements are typically offered to institutional investors, such as the Funds, and are used by the companies offering such securities to raise capital. Private Placements may be debt or equity securities. There is generally no secondary market for Private Placement securities, and as such, Private Placements are generally treated as illiquid securities and subject to limitations on investments in illiquid securities (see “Illiquid Securities” and “Rule 144A Securities and Section 4(a)(2) Paper” herein). Many companies issuing Private Placements are unseasoned companies and Private Placements involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited financial resources. There is no guarantee that securities issued through Private Placements will retain their value, and a Fund could lose money investing in such securities. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities acquired in Private Placements at a time when such sale would be desirable. Restricted securities that are traded on foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities. The buyer of such securities must enter into an agreement that, usually for a limited period of time, the buyer will resell such securities subject to such restrictions. Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities.

Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Fund’s investments.

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Real estate investment trusts (“REITs”) and foreign real estate companies. Certain Funds may invest in REITs, including equity, mortgage and hybrid REITs, and/or foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT’s and/or foreign real estate company’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITs and foreign real estate companies requires specialized management skills and a Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are subject to the risk of failing to qualify for favorable tax treatment under the Code.

Repurchase Agreements and Reverse Repurchase Agreements. A Fund may invest in repurchase or reverse repurchase agreements for the purposes of maintaining liquidity and achieving income. A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller, generally by a bank or broker-dealer, to repurchase that security from the Fund at a specified price and date or upon demand. This technique offers a method of earning income on idle cash. A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security. A Fund will only enter into repurchase agreements that are fully collateralized. For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects: (1) the agreement has no set maturity, but instead matures upon 24 hours’ notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement. In addition, a Fund, together with other registered investment companies having management agreements with the Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price. Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes. Reverse repurchase agreements may also be used as a form of a “short sale,” because the Fund is effectively selling the security with an agreement to repurchase the security at a later date (see “Short Sales” for additional information). When entering into a reverse repurchase agreement, the Fund may seek to profit on the difference between the initial security sale price and the repurchase price of that security. Typically, a reverse repurchase agreement requires the Fund to cover or segregate assets in an amount equal to the repurchase price.

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Rule 144A Securities and Section 4(a)(2) Paper. Rule 144A securities and Section 4(a)(2) Paper are securities which, while privately placed, are eligible for purchase and resale pursuant to Section 4(a)(2) of the 1933 Act and Rule 144A thereunder, and state securities laws. Rule 144A and Section 4(a)(2) permit certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act. The Sub-Advisers, in accordance with the Funds’ liquidity risk management program, will determine whether securities purchased under Rule 144A and/or Section 4(a)(2) are illiquid. The Sub-Advisers will also monitor the liquidity of Rule 144A and Section 4(a)(2) securities and, if as a result of changes in market, trading and investment-specific considerations, the Sub-Advisers determine that a Rule 144A or Section 4(a)(2) security is no longer liquid, the Sub-Advisers will review a Fund's holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with the restriction on investment in illiquid securities. Investing in Rule 144A or Section 4(a)(2) securities could increase the amount of each Fund's investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Securities Lending. The Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, each Fund has retained its custodian, JPMorgan Chase Bank, N.A. or State Street Bank and Trust Company, as applicable, to serve as the securities lending agent. A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Board of Trustees will periodically review information on the Funds’ securities lending program.

Lending portfolio securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities. The borrower of a Fund’s portfolio securities must deposit acceptable collateral with the Fund’s custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends. Acceptable collateral is limited to cash, U.S. Government securities, including obligations issued or guaranteed by its agencies or instrumentalities, U.S. mortgage backed securities, and irrevocable letters of credit that meet certain guidelines.

A Fund may reinvest any cash collateral in money market investments or other investments subject to guidelines approved by the Adviser and the Board of Trustees. Except as described below, cash collateral is invested in the JNL Securities Lending Collateral Fund (the “Collateral Fund”), a series of the JNL Investors Series Trust. The Collateral Fund complies with the requirements applicable to a “government money market fund” as defined in Rule 2a-7 under the 1940 Act, including the diversification, quality, and maturity limitations imposed by the Rule.

As an alternative to the Collateral Fund, certain Funds (each an “Equity Repo Fund”) may reinvest cash collateral in equity repurchase agreements. Reinvestments in equity repurchase agreements will not exceed 10% of an Equity Repo Fund’s net assets, shall be collateralized by equity securities equal to not less than 110% of the cash collateral reinvested in such transaction, and shall be marked-to-market daily. The cash collateral investments are not guaranteed, and may lose money. A Fund retains authority to terminate any of its loans at any time. A Fund may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund’s interest.

In the event of bankruptcy or other default of the borrower, a Fund may be unable to recover the loaned securities or could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights. In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while a Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period. The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The net securities lending revenue is shared by the lending agent and the Funds. The Funds retain 100% of their portion after the split. The securities lending revenue “split” between the Funds and the lending agent was determined based on the Adviser’s review of competitive industry information. The Adviser and the Funds’ Board will periodically review the “split” between the lending agent and the Funds. For the fiscal year ended December 31, 2019, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Securities Lending Agreement between the Trust, on behalf of each Fund, and JPMorgan Bank were as follows (“JPMorgan Securities Lending Agreement”):

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	JNL iShares Tactical Growth Fund	JNL iShares Tactical Moderate Fund	JNL iShares Tactical Moderate Growth Fund	JNL Multi-Manager Small Cap Growth Fund	JNL Multi-Manager Small Cap Value Fund
Gross income earned by the Fund from securities lending activities	$357,277	$235,380	$471,509	$1,648,439	$567,549
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to JPM from a revenue split	$33,181	$21,566	$40,345	$194,071	$27,158
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,442	$2,774	$4,425	$17,898	$7,341
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$105,815	$78,428	$164,293	$150,520	$355,662
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$142,438	$102,768	$209,063	$362,489	$390,161
Net income from securities lending activities	$214,839	$132,612	$262,446	$1,285,950	$177,388

	JNL S&P 500 Index Fund	JNL/AQR Large Cap Defensive Style Fund	JNL/BlackRock Advantage International Fund	JNL/BlackRock Global Allocation Fund	JNL/BlackRock Global Natural Resources Fund
Gross income earned by the Fund from securities lending activities	$2,013	$3,506	$1,163	$1,398,584	$423,989
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to JPM from a revenue split	$207	$55	$57	$114,826	$59,851
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$24	$50	$17	$13,992	$4,367
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$342	$2,924	$579	$513,306	-$65,405
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$573	$3,029	$653	$642,124	-$1,187
Net income from securities lending activities	$1,440	$476	$510	$756,461	$425,176

44

	JNL/BlackRock Large Cap Select Growth Fund	JNL/First State Global Infrastructure Fund	JNL/Franklin Templeton Global Multisector Bond Fund	JNL/Franklin Templeton Income Fund	JNL/Franklin Templeton International Small Cap Fund
Gross income earned by the Fund from securities lending activities	$282,544	$250,351	$172,884	$1,939,780	$522,271
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to JPM from a revenue split	$12,352	$24,065	$5,119	$241,794	$62,992
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,041	$2,443	$1,805	$21,319	$4,104
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$183,928	$71,457	$132,365	$201,958	$52,357
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$199,322	$97,966	$139,289	$465,071	$119,452
Net income from securities lending activities	$83,222	$152,385	$33,595	$1,474,709	$402,819

	JNL/JPMorgan Growth & Income Fund	JNL/Heitman U.S. Focused Real Estate Fund	JNL/Mellon Bond Index Fund	JNL/Mellon Communication Services Sector Fund	JNL/Mellon Consumer Discretionary Sector Fund
Gross income earned by the Fund from securities lending activities	$152,418	$5,923	$252,555	$44,837	$475,516
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to JPM from a revenue split	$12,162	$79	$9,334	$3,860	$37,760
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,035	$67	$2,747	$429	$4,417
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$67,197	$5,180	$182,514	$15,952	$172,220
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$80,394	$5,326	$194,595	$20,242	$214,397
Net income from securities lending activities	$72,023	$597	$57,960	$24,595	$261,119

45

	JNL/Mellon Consumer Staples Sector Fund	JNL/Mellon Emerging Markets Index Fund	JNL/Mellon Energy Sector Fund	JNL/Mellon Equity Income Fund	JNL/Mellon Financial Sector Fund
Gross income earned by the Fund from securities lending activities	$12,638	$496,211	$393,790	$66,265	$193,683
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to JPM from a revenue split	$1,262	$57,509	$31,269	$1,268	$7,059
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$127	$4,672	$2,801	$689	$2,484
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$2,469	$28,445	$127,083	$55,911	$136,833
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$3,857	$90,626	$161,153	$57,869	$146,376
Net income from securities lending activities	$8,781	$405,584	$232,638	$8,396	$47,307

	JNL/Mellon Healthcare Sector Fund	JNL/Mellon Industrials Sector Fund	JNL/Mellon Information Technology Sector Fund	JNL/Mellon International Index Fund	JNL/Mellon Materials Sector Fund
Gross income earned by the Fund from securities lending activities	$893,222	$9,937	$309,935	$814,602	$7,528
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to JPM from a revenue split	$158,299	$664	$22,035	$69,085	$368
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$7,924	$122	$3,059	$8,782	$83
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	-$330,513	$3,990	$144,487	$305,177	$4,371
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	-$164,290	$4,777	$169,581	$383,043	$4,822
Net income from securities lending activities	$1,057,512	$5,161	$140,354	$431,559	$2,706

46

	JNL/Mellon MSCI KLD 400 Social Index Fund	JNL/Mellon Real Estate Sector Fund	JNL/Mellon S&P 400 MidCap Index Fund	JNL/Mellon S&P 500 Index Fund	JNL/Mellon Small Cap Index Fund
Gross income earned by the Fund from securities lending activities	$3,243	$29,850	$1,647,693	$9,632,594	$1,928,351
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to JPM from a revenue split	$160	$2,066	$89,607	$247,385	$175,012
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$32	$349	$17,197	$135,414	$19,302
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$1,752	$12,549	$908,799	$7,661,027	$507,366
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$1,944	$14,963	$1,015,603	$8,043,825	$701,680
Net income from securities lending activities	$1,299	$14,886	$632,090	$1,588,769	$1,226,670

	JNL/Mellon Utilities Sector Fund	JNL/ Morningstar Wide Moat Index Fund	JNL/Multi-Manager Small Cap Value Fund - Reinhart Genesis PMV Strategy	JNL/PIMCO Income Fund	JNL/PIMCO Investment Grade Credit Bond Fund
Gross income earned by the Fund from securities lending activities	$19,276	$148,452	$7,808	$182,607	$136,008
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to JPM from a revenue split	$618	$6,746	$126	$5,242	$6,727
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$209	$1,522	$0	$2,149	$1,652
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$13,885	$95,739	$6,548	$141,169	$84,850
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$14,712	$104,007	$6,674	$148,559	$93,229
Net income from securities lending activities	$4,564	$44,445	$1,134	$34,048	$42,779

47

	JNL/PIMCO Real Return Fund	JNL/Goldman Sachs Competitive Advantage Fund	JNL/Goldman Sachs Dividend Income & Growth Fund	JNL/Goldman Sachs International 5 Fund	JNL/Goldman Sachs Intrinsic Value Fund
Gross income earned by the Fund from securities lending activities	$42,533	$2,411,038	$4,235,616	$30,505	$323,331
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to JPM from a revenue split	$782	$55,939	$84,476	$2,290	$7,349
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$693	$32,099	$51,475	$314	$4,072
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$35,288	$1,949,229	$3,529,506	$13,050	$259,879
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$36,763	$2,037,267	$3,665,457	$15,655	$271,300
Net income from securities lending activities	$5,770	$373,770	$570,159	$14,850	$52,031

	JNL/Goldman Sachs Mid 3 Fund	JNL/Goldman Sachs Total Yield Fund	JNL/Vanguard Growth ETF Allocation Fund	JNL/Vanguard Moderate ETF Allocation Fund	JNL/Vanguard Moderate Growth ETF Allocation Fund
Gross income earned by the Fund from securities lending activities	$291,257	$268,809	$247,292	$207,194	$209,666
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to JPM from a revenue split	$37,412	$5,169	$10,144	$7,704	$11,465
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,968	$3,699	$2,872	$2,486	$2,285
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	-$47,849	$216,702	$160,459	$142,555	$118,667
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	-$7,469	$225,570	$173,475	$152,745	$132,417
Net income from securities lending activities	$298,726	$43,238	$73,818	$54,449	$77,250

48

	JNL/WCM Focused International Equity Fund	JNL/WMC Balanced Fund	JNL/WMC Value Fund
Gross income earned by the Fund from securities lending activities	$229,221	$610,409	$88,383
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to JPM from a revenue split	$14,942	$59,903	$21,693
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$2,658	$6,125	$1,054
Administrative fees not included in the revenue split	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0
Rebates (paid to borrower)	$116,304	$170,975	-$61,124
Any other fees not included in the revenue split	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$133,905	$237,004	-$38,377
Net income from securities lending activities	$95,316	$373,405	$126,760

For the fiscal year ended December 31, 2019, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Securities Lending Agreement between the Trust, on behalf of each Fund, and State Street Bank were as follows (“State Street Securities Lending Agreement”):

	JNL Multi-Manager Alternative Fund	JNL Multi-Manager International Small Cap Growth Fund	JNL Multi-Manager Mid Cap Fund	JNL/AQR Large Cap Relaxed Constraint Equity Fund	JNL/Boston Partners Global Long Short Equity Fund
Gross income earned by the Fund from securities lending activities	$36,449	$322,090	$272,690	$49,980	$62,117
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to State Street Bank from a revenue split	$2,783	$41,589	$14,991	$1,237	$5,406
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$264	$0	$1,589	$259	$315
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$15,272	$0	$132,761	$37,438	$22,270
Any other fees not included in the revenue split	$0	$0	$0	$0	$0

49

	JNL Multi-Manager Alternative Fund	JNL Multi-Manager International Small Cap Growth Fund	JNL Multi-Manager Mid Cap Fund	JNL/AQR Large Cap Relaxed Constraint Equity Fund	JNL/Boston Partners Global Long Short Equity Fund
Aggregate fees/compensation paid by the Fund for securities lending activities	$18,319	$41,589	$149,341	$38,935	$27,991
Net income from securities lending activities	$18,130	$280,501	$123,349	$11,045	$34,125

	JNL/Causeway International Value Select Fund	JNL/Clearbridge Large Cap Growth Fund	JNL/T. Rowe Price U.S. High Yield Fund	JNL/DFA International Core Equity Fund	JNL/DFA U.S. Core Equity Fund
Gross income earned by the Fund from securities lending activities	$381,664	$354,256	$432,592	$11,576	$270,546
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to State Street Bank from a revenue split	$39,241	$21,333	$19,827	$901	$18,055
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,696	$3,391	$4,985	$98	$2,155
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$101,386	$168,180	$279,647	$2,412	$119,584
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$142,323	$192,904	$304,458	$3,411	$139,795
Net income from securities lending activities	$239,341	$161,352	$128,134	$8,165	$130,751

	JNL/DFA U.S. Small Cap Fund	JNL/ DoubleLine® Core Fixed Income Fund	JNL/ DoubleLine® Emerging Markets Fixed Income Fund	JNL/ DoubleLine® Total Return Fund	JNL/Fidelity Institutional Asset Management® Total Bond Fund
Gross income earned by the Fund from securities lending activities	$109,234	$453,380	$282,888	$152,408	$176,249
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to State Street Bank from a revenue split	$7,199	$14,852	$11,450	$2,998	$6,921
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$920	$5,528	$3,297	$1,586	$2,702

50

	JNL/DFA U.S. Small Cap Fund	JNL/ DoubleLine® Core Fixed Income Fund	JNL/ DoubleLine® Emerging Markets Fixed Income Fund	JNL/ DoubleLine® Total Return Fund	JNL/Fidelity Institutional Asset Management® Total Bond Fund
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$47,576	$334,293	$193,653	$120,845	$110,540
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$55,695	$354,673	$208,400	$125,428	$120,163
Net income from securities lending activities	$53,539	$98,707	$74,488	$26,980	$56,086

	JNL/GQG Emerging Markets Equity Fund	JNL/Harris Oakmark Global Equity Fund	JNL/Invesco Diversified Dividend Fund	JNL/Invesco Global Real Estate Fund	JNL/Invesco International Growth Fund
Gross income earned by the Fund from securities lending activities	$31,349	$220,261	$104,094	$238,694	$290,561
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to State Street Bank from a revenue split	$910	$13,154	$11,528	$19,620	$19,222
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$335	$1,562	$409	$1,515	$2,390
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$24,127	$98,859	$25,668	$77,119	$141,205
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$25,372	$113,575	$37,605	$98,253	$162,816
Net income from securities lending activities	$5,977	$106,686	$66,489	$140,441	$127,745

	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan Global Allocation Fund	JNL/JPMorgan Hedged Equity Fund	JNL/JPMorgan Midcap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund
Gross income earned by the Fund from securities lending activities	$314,905	$22,038	$6,717	$1,599,802	$19,916

51

	JNL/Invesco Small Cap Growth Fund	JNL/JPMorgan Global Allocation Fund	JNL/JPMorgan Hedged Equity Fund	JNL/JPMorgan Midcap Growth Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to State Street Bank from a revenue split	$6,996	$1,108	$874	$175,374	$586
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$3,836	$356	$0	$6,875	$280
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$253,346	$14,290	$0	$312,769	$13,917
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$264,178	$15,755	$874	$495,017	$14,783
Net income from securities lending activities	$50,727	$6,283	$5,842	$1,104,785	$5,133

	JNL Multi-Manager Emerging Markets Equity Fund	JNL/Lazard International Strategic Equity Fund	JNL/Loomis Sayles Global Growth Fund	JNL/Mellon MSCI World Index Fund	JNL/Mellon Nasdaq® 100 Index Fund
Gross income earned by the Fund from securities lending activities	$216,058	$135,718	$8,018	$93,885	$412,131
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to State Street Bank from a revenue split	$15,183	$13,881	$1,185	$8,395	$23,850
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,277	$756	$0	$441	$3,689
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$93,396	$36,516	$0	$29,627	$234,691
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$109,857	$51,153	$1,185	$38,464	$262,230
Net income from securities lending activities	$106,201	$84,565	$6,833	$55,421	$149,901

52

	JNL/MFS Mid Cap Value Fund	JNL/Neuberger Berman Commodity Strategy Fund	JNL/Neuberger Berman Currency Fund	JNL/Neuberger Berman Strategic Income Fund	JNL/Invesco Global Growth Fund
Gross income earned by the Fund from securities lending activities	$263,573	$0	$0	$130,249	$601,137
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to State Street Bank from a revenue split	$19,695	$0	$0	$3,609	$55,702
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,709	$0	$0	$1,603	$4,004
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$100,171	$0	$0	$98,586	$207,652
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$121,575	$0	$0	$103,799	$267,358
Net income from securities lending activities	$141,997	$0	$0	$26,450	$333,779

	JNL/PPM America High Yield Bond Fund	JNL/PPM America Small Cap Value Fund	JNL/PPM America Total Return Fund	JNL/RAFI® Fundamental Asia Developed Fund	JNL/RAFI® Fundamental Europe Fund
Gross income earned by the Fund from securities lending activities	$2,639,669	$114,121	$123,618	$73,451	$315,930
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to State Street Bank from a revenue split	$127,437	$4,682	$3,074	$6,034	$35,112
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$28,350	$1,041	$1,432	$500	$862
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$1,633,282	$75,967	$100,184	$21,097	$44,498
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$1,789,068	$81,690	$104,690	$27,631	$80,473
Net income from securities lending activities	$850,601	$32,431	$18,927	$45,821	$235,457

53

	JNL/RAFI® Fundamental U.S. Small Cap Fund	JNL/RAFI® Multi-Factor U.S. Equity Fund	JNL/T. Rowe Price Capital Appreciation Fund	JNL/T. Rowe Price Established Growth Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
Gross income earned by the Fund from securities lending activities	$520,554	$750,313	$770,099	$720,114	$550,045
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to State Street Bank from a revenue split	$30,967	$39,428	$43,368	$54,056	$54,066
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$4,947	$7,290	$7,333	$6,162	$3,212
Administrative fees not included in the revenue split	$0	$0	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0	$0	$0
Rebates (paid to borrower)	$275,531	$416,295	$409,900	$218,658	$156,775
Any other fees not included in the revenue split	$0	$0	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$311,445	$463,012	$460,602	$278,876	$214,054
Net income from securities lending activities	$209,109	$287,301	$309,497	$441,238	$335,991

	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/T. Rowe Price Balanced Fund
Gross income earned by the Fund from securities lending activities	$135,779	$91,323	$92,743
Fees and/or compensation paid by the Fund for securities lending activities and related services
Any fees paid to State Street Bank from a revenue split	$2,648	$8,075	$7,379
Fees paid for any cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$1,713	$499	$688
Administrative fees not included in the revenue split	$0	$0	$0
Indemnification fees not included in the revenue split	$0	$0	$0
Rebates (paid to borrower)	$113,469	$26,022	$36,716
Any other fees not included in the revenue split	$0	$0	$0
Aggregate fees/compensation paid by the Fund for securities lending activities	$117,830	$34,596	$44,783

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	JNL/T. Rowe Price Short-Term Bond Fund	JNL/T. Rowe Price Value Fund	JNL/T. Rowe Price Balanced Fund
Net income from securities lending activities	$17,949	$56,727	$47,960

For the fiscal year ended December 31, 2019, JPMorgan Bank, acting as agent for certain Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including, but not limited to, the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the JPMorgan Securities Lending Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; (x) monitoring dividend activity; (xi) material proxy votes relating to loaned securities as well as recall of securities on loan for Fund to vote proxies; (xii) arranging for return of loaned securities to the Fund as necessary or requested by the Funds; and (xiii) preparation of and modification to ancillary lending documents.

For the fiscal year ended December 31, 2019, State Street, acting as agent for certain Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring applicable minimum spread requirements, lending limits and the value of the loaned securities and collateral received; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including, but not limited to, the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the State Street Securities Lending Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; (x) monitoring dividend activity; (xi) material proxy votes relating to loaned securities as well as recall of securities on loan for Fund to vote proxies; (xii) arranging for return of loaned securities to the Fund as necessary or requested by the Funds; and (xiii) preparation of and modification to ancillary lending documents.

Short Sales. Certain of the Funds may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of a Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale of a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.

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To the extent that a Fund engages in short sales of securities, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Sub-Adviser determines to be liquid in accordance with the procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security. A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

There can be no assurance that the short positions that a Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Sub-Adviser anticipated would be offsetting (such as short and long positions in securities or currencies held by a Fund) could result in significant losses for the Fund. A Fund may also take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.

Short-Term Corporate Debt Securities. A Fund may invest in short-term corporate debt securities, which are non-convertible corporate debt securities (e.g., bonds, debentures, money market instruments, notes and other similar instruments and securities) which have one year or less remaining to maturity. Short-term corporate debt securities may have fixed, variable, or floating rates and generally are used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Short-Term Funding Agreements. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, immediately after the acquisition, no more than 15% of the Fund’s net assets will be invested in short-term funding agreements and other illiquid securities that are assets.

Standard & Poor’s Depositary Receipts (“SPDRs”). SPDRs are exchange-traded securities that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”). The SPDR Trust is sponsored by a subsidiary of the NYSE MKT LLC. SPDRs may be used for several reasons including but not limited to facilitating the handling of cash flows or trading or reducing transaction costs. The use of SPDRs would introduce additional risk to a Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index. SPDRs are commonly referred to as ETFs.

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Stripped Mortgage-Backed Securities (“SMBS”). A Fund may purchase SMBS, which may be considered derivative mortgage-backed securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments, including pre-payments, on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Structured Products. The Funds may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives. For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and fluctuate more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product. Under certain conditions, the redemption value of a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product. These risks may cause significant fluctuations in the net asset value of the Fund.

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Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high-yield or other fixed-income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high-yield markets and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act.

Structured Notes and Indexed Securities. Structured notes are derivative debt instruments, the interest rate or principal of which is determined by an unrelated underlying indicator such as, a currency, security, commodity or index thereof. The terms of the instrument may be “structured” by the purchaser and the borrower issuing the note. Indexed securities may include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of structured notes and indexed securities may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively indexed, so that appreciation of the unrelated indicator may produce an increase or a decrease in the interest rate or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the unrelated indicator. Therefore, the value of such notes and securities may be very volatile. Structured notes and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the unrelated indicator. Structured notes or indexed securities also may be more volatile, less liquid, and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. To the extent a Fund invests in these notes and securities, however, the sub-adviser analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk.

Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Supranational Agency Securities. A Fund may invest in securities issued or guaranteed by certain supranational entities, such as the International Development Bank or International Monetary Fund.

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Special Situations. A Fund may invest in “special situations.” A special situation arises when, in the opinion of the Fund’s Sub-Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies. Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Swap Agreements. It should be noted that the regulatory and operational landscape for swaps is changing. Many swaps are now required to be cleared through clearing houses. Such cleared swaps are considered liquid and may be subject to evolving margin (collateral) requirements. The move to cleared swaps is also fracturing the “over-the-counter” swap market, and requires revised contractual arrangements among the parties.

A Fund may enter into interest rate, total return, credit default, indices (including but not limited to credit default, commercial mortgage-backed securities, commodities, and other similar indices), spread-lock, credit-linked notes (with embedded swaps), commodities and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements, swaps on futures contracts, swap forwards, and other types of swaps agreements. These transactions are entered into as an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. In addition, the Fund may enter into such transactions to manage certain risks and to implement investment strategies in a more efficient manner.

Cleared swap agreements. Under rules adopted under the Dodd-Frank Wall Street Reform and Consumer Protection Act (referred to herein as the “Dodd-Frank Reform Act”), certain types of swaps are required to be centrally cleared, thereby replacing the over-the-counter mechanisms for certain swaps. Whereas, over-the-counter swaps have differing cover or asset segregation requirements, centrally cleared swaps typically require initial and variation margin for coverage purposes. The move to centrally cleared swaps also minimizes counterparty exposure because the clearing house functions as the counterparty, although the Fund also has credit exposure to the futures commission merchant member of the clearing house which holds the Fund’s cleared swap positions.

Over-the-counter swap agreements. Over-the-counter swap agreements are typically two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” which is the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Forms of swap agreements include interest rate “caps,” under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate “collars,” under which a party sells a “cap” and purchases a “floor” or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

Most over-the-counter swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (“net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty may be covered by the segregation of assets (or earmarked assets) determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio. The Fund may also collateralize the net amounts under a swap agreement by delivering or receiving cash and securities if exposures exceed certain minimum thresholds. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the 1940 Act’s restriction concerning issuance by a Fund of senior securities.

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Whether a Fund’s use of over-the-counter swap agreements will be successful in furthering its investment objective of total return will depend on the sub-adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986, as amended (“Code”) may limit the Fund’s ability to use swap agreements. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act. It is possible that developments in the swaps market, including government regulation adopted to implement the Dodd-Frank Act, could adversely affect a Fund’s ability to enter into, or terminate existing, swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value. In the case of a credit default swap, however, in applying certain of the Funds’ investment policies and restrictions the Fund will generally value the credit default swap at its notional or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for the purposes of applying certain of the Funds’ other investment policies and restrictions and for calculating net asset value (“NAV”). For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit Default Swaps. A Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment, which is the premium payment, and recover nothing. However, if an event of default occurs and the counterparty fulfills its payment obligation under the swap agreement, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value of the reference obligation. Rather than exchange the bonds for the par value, a single cash payment may be due from the protection seller representing the difference between the par value of the bonds and the current market value of the bonds (which may be determined through an auction). Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

In addition, some swaps are, and more in the future are expected to be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a swap investment by a Fund could lose margin payments deposited with the clearing organization, as well as the net amount of gains not yet paid by the clearing organization, if the clearing organization breaches the swap agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive, plus the return of margin owed to it, only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.

Shiller Enhanced CAPE® has historically obtained exposure to the Index (as defined in the Fund’s prospectus) through swap transactions solely with Barclays Bank PLC; Shiller Enhanced CAPE® will likely continue to enter into swap transactions solely with Barclays Bank PLC and, potentially, with a limited number of additional counterparties for the foreseeable future. If Barclays Bank PLC is unwilling or unable to maintain the Index or if Shiller Enhanced CAPE® is unable to enter into swap transactions based on the Index on what the Adviser considers to be reasonable terms, Shiller Enhanced CAPE®’s performance and its ability to achieve its investment objective would be adversely affected.

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Tracking stocks. Tracking stocks are a type of equity security. A tracking stock is a separate class of common stock whose value is linked to a specific business unit or operating division within a larger company and is designed to "track" the financial performance of that unit or division, rather than the larger company as a whole. As a result, if the unit or division does not perform well, the value of the tracking stock may decrease, even if the larger parent company performs well. Tracking stock may pay dividends to shareholders independent of the parent company, which will depend on the performance of the unit or division that the stock tracks. Shareholders of a tracking stock have a financial interest only in that unit or division of the company and typically do not have a legal claim on the larger company's assets.

Trade claims. The Funds may purchase trade claims and similar obligations or claims from creditors of companies in financial difficulty that seek to reduce the number of debt obligations they are owed.

Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding future payments. For buyers, trade claims offer the potential for profits because they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer’s financial position improve. Trade claims are generally liquid, as there is a secondary market. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws, but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, each Fund intends to limit these investments to no more than 5% of its net assets.

Trust Preferred Securities. The Funds may invest in trust preferred securities, which have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the Sub-Adviser will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

Unseasoned Issuers. Investments in the equity securities of companies having less than three (3) years’ continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have brief operating histories and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. Government Securities.  A Fund may invest in securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (“U.S. Government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

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U.S. Government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. Government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. Government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

U.S. Government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks the Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae© and Freddie Mac® had been placed in conservatorship. Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the first quarter of 2014, FNMA and FHLMC have received U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, they have repaid approximately $203 billion in senior preferred dividends to the U.S. Treasury over the same period. FNMA and FHLMC ended the second quarter of 2014 with positive net worth and, as a result, neither required a draw from the U.S. Treasury. In April 2014, FHFA projected that FNMA and FHLMC would require no additional draws from the U.S. Treasury through the end of 2015. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a “severely adverse scenario” additional U.S. Treasury support of between $84.4 billion and $190 billion (depending on the treatment of deferred tax assets) might be required. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. Government is considering multiple options, which range from significant reform to nationalization, privatization, consolidation, or even abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). The U.S. Government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

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Additionally, in 2012 the FHFA initiated a strategic plan to develop a program of credit risk transfer intended to reduce Fannie Mae’s and Freddie Mac’s overall risk through the creation of credit risk transfer assets (“CRTs”). CRTs come in two primary series: Structured Agency Credit Risk (“STACRs”) for Freddie Mac and Connecticut Avenue Securities (“CAS”) for Fannie Mae, although other series may be developed in the future. CRTs are typically structured as unsecured general obligations of either the government-sponsored entities (“GSEs”) or special purpose entities and their cash flows are based on the performance of a pool of reference loans. Unlike traditional residential MBS securities, bond payments typically do not come directly from the underlying mortgages.  Instead, the GSEs either make the payments to CRT investors, or the GSEs make certain payments to the special purpose entities and the special purpose entities make payments to the investors.  In certain structures, the special purpose entities make payments to the GSEs upon the occurrence of credit events with respect to the underlying mortgages, and the obligation of the special purpose entity to make such payments to the GSE is senior to the obligation of the special purpose entity to make payments to the CRT investors.  CRTs are typically floating rate securities and may have multiple tranches with losses first allocated to the most junior or subordinate tranche and this structure results in increased sensitivity to dramatic housing downturns, especially for the subordinate tranches. Many CRTs also have collateral performance triggers (e.g., based on credit enhancement, delinquencies or defaults, etc.) that could shut off principal payments to subordinate tranches. Generally, GSEs have the ability to call all of the CRT tranches at par in 10 years.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policy makers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act (“TCCA”) of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to Treasury with respect to all loans acquired by FNMA and FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be nationalized, privatized, restructured, or eliminated altogether. FNMA reported in the second quarter of 2014 that there was “significant uncertainty regarding the future of our company, including how long the company will continue to exist in its current form, the extent of our role in the market, what form we will have, and what ownership interest, if any, our current common and preferred stockholders will hold in us after the conservatorship is terminated and whether we will continue to exist following conservatorship.” FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

On December 21, 2017, the FHFA and the Treasury agreed to reinstate a $3 billion capital reserve amount for both Fannie Mae and Freddie Mac. The Treasury and FHFA agreed to change the terms of the Senior Preferred Stock certificate to permit Fannie Mae and Freddie Mac to each retain a $3 billion capital reserve each quarter. Beginning in the fourth quarter of 2017, Fannie Mae and Freddie Mac will only pay a dividend to the Treasury if the net worth of each at the end of the quarter is more than $3 billion.

FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae's and Freddie Mac's creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock certificate. Should Fannie Mae's and Freddie Mac's conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to the Funds.

Yields on short-, intermediate- and long-term U.S. Government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation. Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government securities generally varies inversely with changes in the market interest rates. An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. Government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

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Variable Rate Securities. Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations. The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

A Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. Due to the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, although a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. The JNL/PIMCO Investment Grade Credit Bond Fund and JNL/PIMCO Real Return Fund will not invest more than 5% of its respective assets in any combination of mortgage-related and/or other asset-backed interest only, principal only or inverse floater securities. To the extent permitted by each Fund's investment objectives and general investment policies, a Fund may invest in residual interest bonds without limitation. The term "residual interest bonds" generally includes tender option bond trust residual interest certificates and instruments designed to receive residual interest payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid.

The most common benchmark rate for floating rate securities is London Interbank Offered Rate (LIBOR), which is the rate of interest offered on short-term interbank deposits, as determined by trading between major international banks. After the global financial crisis, regulators globally determined that existing interest rate benchmarks should be reformed based on concerns that LIBOR and other benchmark rates were susceptible to manipulation. Replacement rates that have been identified include the Secured Overnight Financing Rate (SOFR), which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities, and the Sterling Overnight Index Average rate (SONIA), which is intended to replace pound sterling LIBOR and measures the overnight interest rate paid by banks for unsecured transactions in the sterling market. It has been announced that LIBOR rates will no longer be published by the end of 2021. Prior to the end of 2021, it is expected that market participants will focus on the transition mechanisms by which the reference rates in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, while various regulators and industry bodies are working globally on transitioning to alternative rates, there remains uncertainty regarding the future use of the interbank offered rates and the transition to, and the nature of, replacement rates. As such, the effect of a transition away from LIBOR to SOFR, SONIA, or other reference rates on a Fund and the financial instruments in which it invests has not yet be determined. Such transition may result in a reduction in the value of certain instruments held by a Fund, a reduction in the effectiveness of certain hedging transactions and increased illiquidity and volatility in markets that currently rely on LIBOR to determine interest rates, any of which could adversely impact a Fund’s performance.

Warrants. A Fund may invest in warrants, which are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. Warrants constitute options to purchase common stock at a specific price, and are valid for a specific period of time. They do not represent ownership of the equity securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

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Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying security does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

A Fund, except the JNL/Mellon DowSM Index Fund, JNL/Mellon MSCI World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, and Sector Funds, will not invest more than 5% of its net assets in warrants to purchase securities. Warrants acquired in units or attached to securities , including through corporate actions, will be deemed without value for purposes of this restriction.

When-Issued Securities and Forward Commitment Contracts. A Fund may purchase securities on a when-issued or delayed delivery basis (“when-issueds”) and may purchase securities on a forward commitment basis, including standby commitments (“forwards”). Any or all of a Fund’s investments in debt securities may be in the form of when-issueds and forwards. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date. Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund. The purchase of these securities will result in a loss if the value of the securities declines prior to the settlement date. This could occur, for example, if interest rates increase prior to settlement. The longer the period between purchase and settlement, the greater the risk. At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value. The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes). During this period, alternative investment options are not available to the Fund to the extent that it must maintain segregated assets, cash, or liquid assets to cover its purchase of when-issued securities and forward commitment contracts. Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, a Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling mortgage-backed securities transactions.

A Fund may enter into buy/sell back transactions, which are a form of delayed delivery agreements. In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

A Fund may also sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to sell securities at a pre-determined price or yield, with payment taking place beyond the customary settlement date.

Writing Covered Options on Securities. A Fund may “write” (sell) covered call options and covered put options on optionable securities of the types in which it is permitted to invest from time to time as the Sub-Adviser determines is appropriate in seeking to attain a Fund’s investment objective. Call options written by a Fund give the holder the right to buy the underlying security from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price.

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A Fund may only write call options on a covered basis or for cross-hedging purposes and will only write covered put options. A put option would be considered “covered” if the Fund owns an option to sell the underlying security subject to the option having an exercise price equal to or greater than the exercise price of the “covered” option at all times while the put option is outstanding. A call option is covered if the Fund owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In the case of a call written for cross-hedging purposes or a put option, the Fund will maintain in a segregated account at the Fund’s custodian bank cash or short-term U.S. Government securities with a value equal to or greater than the Fund’s obligation under the option (alternatively, a Fund may earmark liquid assets on its records). A Fund may also write combinations of covered puts and covered calls on the same underlying security.

A Fund will receive a premium from writing an option, which increases the Fund’s return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, a Fund will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund will assume the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market price, resulting in a potential capital loss if the purchase price exceeds the market price plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Zero Coupon, Stripped and Pay-in-Kind Bonds. The Funds may invest in zero coupon, stripped, and pay-in kind bonds. Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value. Principal and accreted discounts, representing interest accrued but not paid, are paid at maturity. Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. A Fund may also purchase “pay-in-kind” bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities. Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Current U.S. federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned, including when it is not advantageous to do so, to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

ADDITIONAL RISK CONSIDERATIONS

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Cybersecurity Risks. With the increased use of technologies such as the Internet to conduct business, the Funds have become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the Funds. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to a Fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render a Fund’s network services unavailable to Fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause a Fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause a Fund to incur regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures and/or financial loss. While the Funds and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. In addition, cybersecurity failures by or breaches of a Fund’s third-party service providers (including, but not limited to, the Fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of a Fund, potentially resulting in financial losses, the inability of Fund shareholders to transact business with the Fund and of the Fund to process transactions, the inability of the Fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The Funds and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the Funds will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the Funds’ third-party service providers in the future, particularly as the Funds cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which a Fund invests, which may cause the Fund’s investments in such issuers to lose value.

Emerging and Frontier Markets. The risk considerations noted below under “Foreign Securities” may be particularly relevant in the case of investments in developing countries. Investments in, or that have exposure to, securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative. Countries with “emerging market” economies are those with securities markets that are less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in non-U.S., developed countries. Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

In addition, emerging markets economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

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Funds sub-advised by DoubleLine Capital LP define an emerging markets country as a country that, at the time the Fund invests in the related fixed-income instruments, is classified as an emerging or developing economy by any supranational organization such as the International Bank of Reconstruction and Development or any affiliate thereof (the “World Bank”) or the United Nations, or related entities, or is considered an emerging market country for purposes of constructing a major emerging market securities index.

The risks associated with investments in frontier market countries include all the risks associated with investments in developing and emerging markets; however, these risks are magnified for frontier market countries. As a result, investments in companies in frontier market countries are generally subject to a higher risk of loss than investments in companies in traditional emerging and developing market countries due to less developed securities markets, different settlement procedures, greater price volatility, less developed governments and economies, more government restrictions, and the limited ability of foreign entities to participate in certain privatization programs. Investments in companies operating in frontier market countries are highly speculative in nature.

Foreign Securities. Investments in, or that have exposure to, foreign (i.e., non-U.S.) securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund. Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers. Certain markets may require payment for securities before delivery. A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument. Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars. Bank custody charges are generally higher for foreign securities and the Funds that invest primarily in foreign securities are particularly susceptible to such risks. Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve the same direct currency and liquidity risks as direct investments in foreign securities.

The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated. A Fund’s foreign investments may cause changes in a Fund’s share price that have a low correlation with movement in the U.S. markets. Because most of the foreign instruments in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Fund, depending on the extent of the Fund’s foreign investments.

A Fund may employ certain strategies in order to manage currency exchange rate risks. For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency. A Fund may enter into contracts to sell that foreign currency for U.S. dollars or by participating in options or futures contracts with respect to such currency (position hedge). A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge). A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the Sub-Adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge). A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries. In addition, when a Fund anticipates purchasing or selling securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may impact adversely a Fund’s performance depending on the Sub-Adviser’s ability to correctly predict future exchange rates. If the Sub-Adviser employs such strategies based on an incorrect prediction of future exchange rates, the Fund’s return may be lower than if such strategies had not been employed at all.

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Derivatives Regulation. The U.S. Government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than a bank or broker. Because the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser or Sub-Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

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The U.S. Government and the European Union have adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by a Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Funds’ ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the European Union, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Funds of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds because the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees as to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, and when rules imposing mandatory minimum margin requirements on bilateral swaps become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Investment Strategy Risks. The common stocks selected for certain Funds generally share attributes that have caused them to have lower prices or higher yields relative to other stocks in their respective index or exchange. The issuers of such common stocks may, for example, be experiencing financial difficulty, or be out of favor in the market because of weak performance, poor earnings forecasts or negative publicity; or they may be reacting to general market cycles. There can be no assurance that the market factors that caused the relatively low prices and high dividend yields of the common stocks selected will or will not change, that any negative conditions adversely affecting the stock prices will not deteriorate, that the dividend rates on the common stocks will be maintained or that share prices will not decline further during the holding period of such stocks in the Funds, or that the common stock will continue to be included in the respective indices or exchanges. Investing in stocks with low share prices or highest dividend yields amounts to a “contrarian” strategy because these shares are often out of favor. Such strategy may be effective in achieving the respective strategy-based Fund’s investment objective because regular dividends are common for established companies and dividends have often accounted for a substantial portion of the total return on stocks of the index as a group. However, there is no guarantee that either a Fund’s objective will be achieved or that a Fund will achieve capital appreciation of its portfolio holdings in excess of such Fund’s expenses. Because of the contrarian nature of the investment strategies of the Funds, and the attributes of the common stock which caused inclusion in their portfolios, such Funds may not be appropriate for investors seeking either preservation of capital or high current income. In addition, the strategies for all of the Funds have underperformed their respective index or indices in certain years.

Options. A Fund may purchase and sell both put and call options on fixed income or other securities, swap agreements or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

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An option on a security (or index) is a contract that gives the holder (purchaser) of the option, in return for a premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to (in the case of a put option) the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates. The writer of an option (seller) on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.) An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options that a Fund may purchase or write may be traded on a national securities exchange and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby, reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying investment changes sufficiently, a call option purchased by a Fund may expire without any value to a Fund, in which case a Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options). Like a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying instrument owned by a Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price. A Fund may also seek to offset a decline in the value of the underlying instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. A Fund also may buy put options at a time when it does not own the underlying instrument. By buying put options on an instrument it does not own, a Fund seeks to benefit from a decline in the market price of the underlying instrument. If a put option that a Fund bought were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying instrument remains equal to or greater than the exercise price during the life of the put option, a Fund would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

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Writing call and put options. A Fund may write options, including to generate additional income and to seek to hedge its portfolio against market or exchange rate movements. As the writer of an option, a Fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium. A Fund may write “covered” call options, meaning that a Fund owns the underlying instrument that is subject to the call option or may write call options on instruments that it does not own.

When a Fund writes a call option, that Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying instrument rise in value. If the value of the underlying instrument rises above the exercise price of the call option, the instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, a Fund will sell the underlying instruments to the option buyer for less than its market value, and a Fund will experience a loss (which will be offset by the premium received by a Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying instrument decreases, the call option will not be exercised and a Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying instrument at the time the option is written.

To the extent that a Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline. If a Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

As the writer of a put option, a Fund has a risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, a Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium received.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security. A straddle will be covered when sufficient cash or liquid assets are segregated to meet a Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, a Fund also will segregate cash or liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Closing out options. As the writer of an option, if a Fund wants to terminate its obligation, that Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation or counterparty (with respect to an OTC option) will cancel a Fund’s position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allows a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by a Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.

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OTC options. A Fund may buy and write (sell) both put and call OTC options. Like exchange traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying instrument at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can closeout that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which a Fund originally wrote the option. A Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

Additional Risks of options. A Fund’s options investments involve certain risks. There can be no assurance that a liquid secondary market on an exchange or in the OTC market will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund may have to exercise the options it purchased in order to realize any profit, perhaps taking or making delivery of the underlying instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, that Fund may be required to take delivery and would incur transaction costs upon the sale of the underlying instruments purchased. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying investments at the marked-to-market price during the term of the option. When trading options on foreign exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the manager is not successful in using options in managing a Fund’s investments, that Fund’s performance will be worse than if the manager did not employ such strategies.

High-Yield/High-Risk Bonds. Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the value of the securities so affected and a decline in the value of its shares. More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary. During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

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The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities. Since the previous major U.S. economic recession, there has been a substantial increase in the use of high-yield debt securities to fund highly leveraged corporate acquisitions and restructurings, so past experience with high-yield securities in a prolonged economic downturn may not provide an accurate indication of likely behavior of such investments during such periods. Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions. Many high-yield bonds do not trade frequently. When they do trade, their price may be substantially higher or lower than had been expected. A lack of liquidity also means that judgment may play a bigger role in valuing the securities. Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market. Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

High-Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Fund investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See “Foreign Securities.”) The ability and willingness of sovereign obligors in developing and emerging market countries or the foreign governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy toward the International Monetary Fund, the World Bank and other international agencies.

Liquidity Risk. Liquidity risk is the risk that a Fund could not meet requests to redeem shares issued by a Fund without significant dilution of remaining investors’ interests in the Fund. Liquidity risk exists when a Fund reasonably expects that an investment cannot be sold or disposed of in current market conditions in seven (7) calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund’s investment in a particular security may reduce the returns of the Fund because it may be unable to sell that security at an advantageous time or price. Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions. Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Further, price movements of securities during the rebalance period could also negatively affect performance.

Litigation. At any time, litigation may be instituted on a variety of grounds with respect to the issuer of a common stock held in a Fund’s portfolio. It is not possible to predict whether any litigation that has been or will be instituted, might have a material adverse effect on the Funds. Further, the Funds may be subject to litigation, and depending upon the nature of the litigation, the Funds may incur costs associated with the defense and/or settlement of any litigation.

Recent Market Events. In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (including wars, terror attacks and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

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Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally, particularly in Europe. While entire markets have been affected, issuers that have exposure to the real estate, mortgage and credit markets have been particularly vulnerable. These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments.

The instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or affect the issuers of such instruments, in ways that are unforeseeable. Recent laws and regulations contain provisions limiting the way banks and their holding companies are able to pay dividends, purchase their own common stock and compensate officers. The Dodd-Frank Act established a Financial Services Oversight Council to facilitate information sharing and identify systemic risks. Additionally, the Dodd-Frank Act allows the Federal Deposit Insurance Corporation to "take over" a failing bank in situations when the overall stability of the financial system could be at risk. These regulatory changes could cause business disruptions or result in significant loss of revenue, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets. Such legislation or regulation could limit or preclude a Fund's ability to achieve its investment objective.

Governments or their regulatory agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Fund’s portfolio holdings.

Following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate low. More recently, the Federal Reserve has terminated certain of its market support activities and began raising interest rates. The withdrawal of this support could negatively affect financial markets generally as well as reduce the value and liquidity of certain securities. Additionally, with continued economic recovery and the cessation of certain market support activities, the Funds may face a heightened level of interest rate risk as a result of a rise or increased volatility in interest rates. These policy changes may reduce liquidity for certain of the Funds’ investments, causing the value of the Funds’ investments and share price to decline. To the extent a Fund experiences high redemptions because of these policy changes, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

Continuing uncertainty as to the status of the Euro and the European Monetary Union (“EMU”) and the potential for certain countries to withdraw from the institution has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU could have significant adverse effects on currency and financial markets, and on the values of a Fund’s portfolio investments. In June 2016, the United Kingdom approved a referendum to leave the European Union (“EU”).

On March 29, 2017, the United Kingdom formally notified the European Council of its intention to leave the EU. The withdrawal agreement entered into between the United Kingdom and the EU entered into force on January 31, 2020, at which time the United Kingdom ceased to be a member of the EU. Following the withdrawal, there will be an eleven-month transition period, ending December 31, 2020, during which the United Kingdom will negotiate its future relationship with the EU. Given the size and importance of the United Kingdom’s economy, uncertainty about its legal, political, and economic relationship with the remaining member states of the EU may continue to be a source of instability. Moreover, other countries may seek to withdraw from the European Union and/or abandon the euro, the common currency of the EU. A number of countries in Europe have suffered terror attacks, and additional attacks may occur in the future. The Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.

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As a result of political and military actions undertaken by Russia, the U.S. and the EU have instituted sanctions against certain Russian officials and companies. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia in the future may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, and a decline in the value and liquidity of Russian securities. Such actions could result in a freeze of Russian securities, impairing the ability of a fund to buy, sell, receive, or deliver those securities. Retaliatory action by the Russian government could involve the seizure of U.S. and/or European residents’ assets, and any such actions are likely to impair the value and liquidity of such assets. Any or all of these potential results could have an adverse/recessionary effect on Russia’s economy. All of these factors could have a negative effect on the performance of funds that have significant exposure to Russia.

A recent outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and has now been detected internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to less established health care systems. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. The impact of the outbreak may be short term or may last for an extended period of time.

While the extreme volatility and disruption that U.S. and global markets experienced for an extended period of time beginning in 2007 and 2008 had, until the recent coronavirus outbreak, generally subsided, uncertainty and periods of volatility still remained, and risks to a robust resumption of growth persisted. Federal Reserve policy, including with respect to certain interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Market volatility, dramatic changes to interest rates and/or a return to unfavorable economic conditions may lower a Fund’s performance or impair a Fund’s ability to achieve its investment objective.

In addition, policy and legislative changes in the U.S. and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics, such as the recent coronavirus outbreak, could likewise be highly disruptive, adversely affecting industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a Fund’s investments.

Terrorism, War and Natural Disaster. Terrorism, war, military confrontations and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis and weather-related phenomena generally, as well as wide spread disease and virus epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments.

Trading Cost and Rebalance Risk. Due to certain of the investment strategies of the Fund, a Fund’s entire portfolio may be repositioned or rebalanced on or around the Stock Selection Date. A Fund’s rebalance of its portfolio may lead to higher transactional costs because the Fund could be trading large volumes in a particular security during a short trading period. In addition, a Fund may pay a higher price for a security, or receive a lesser price for a security it sells due to the timing of the Stock Selection Date. As part of the rebalance process, a Fund may incur significant trading costs and commissions, which could negatively affect performance. The Funds may not be able to effectively transact in certain securities during the rebalance period, which could also negatively affect performance.

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Fund Mergers, Sub-Adviser Changes, and Transition Managers. When there is a change in sub-advisers, a merger of a Fund, and/or a re-balance of investments in the “Underlying Funds” of a “Fund of Fund”, the Adviser and Sub-Adviser(s) may use the services of a “transition manager” to facilitate the purchase or sale of a Fund’s portfolio holdings. A transition manager is used to help reduce the transaction costs associated with the purchase and sale of a Fund’s portfolio holdings in connection with a transition, merger, and/or re-balance. A transition manager may use cross-trades among Funds, whereby, one Fund sells portfolio securities to another Fund. Such cross-trades are conducted pursuant to Rule 17a-7 under the 1940 Act, and the Fund’s Rule 17a-7 Procedures. The transition manager may also facilitate brokerage transactions for a Fund during the course of a sub-adviser transition or merger of a Fund. Transitions, mergers, and re-balances may result in substantial inflows and outflows of monies in the Funds. During transitions, mergers, and/or re-balances, the Funds may invest in futures, forwards, and other derivatives instruments to provide market exposure to the Funds’ cash positions. During transitions, a Fund may also invest in ETFs, cash, money market instruments, and other short-term investment instruments. Before and after a transition, merger, and/or re-balance, a Fund may not fully comply with its investment restrictions. Fund of Fund allocation changes, as well as, changes in sub-advisers and investment personnel, re-balances, and reorganizations of Funds may result in the purchase and sale of the Funds’ portfolio securities, which may increase trading costs and portfolio turnover. Furthermore, Funds of Funds may allocate outside of the current investment strategy in advance of the transition, merger, and/or re-balance to minimize the impact of outflows on the Underlying Funds. Allocating outside the current investment strategy may cause the Funds of Funds to exceed investment limitations. Transitions, re-balances, and mergers may also result in higher brokerage commission costs. There can be no guarantees the Funds will experience improved securities allocations during a transition. The Funds may receive poor brokerage execution through the use of a transition manager and the Funds could lose money.

Sector Funds.

JNL/Mellon Communication Services Sector Fund. An investment in this Fund should be made with an understanding of the problems and risks inherent in an investment in the communications industry in general.

The market for high-technology communications products and services is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the common stocks in which the Fund may invest depends in substantial part on the timely and successful introduction of new products and services. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on an issuer’s operating results. Furthermore, there can be no assurance that the issuer will be able to respond in a timely manner to compete in the rapidly developing marketplace.

The communications industry is subject to governmental regulation. However, as market forces develop, the government may continue to deregulate the communications industry, promoting vigorous economic competition and resulting in rapid development of new communications technologies. The products and services of communications companies may be subject to rapid obsolescence. These factors could affect the value of the stocks held by the Fund. For example, while telephone companies in the United States are subject to both state and federal regulations affecting permitted rates of return and the kinds of services that may be offered, the prohibition against phone companies delivering video services has been lifted. This creates competition between phone companies and cable operators and encourages phone companies to modernize their communications infrastructure. Certain types of companies represented in the Fund’s portfolio are engaged in fierce competition for a share of the market for their products. As a result, competitive pressures are intense and the stocks are subject to rapid price volatility.

Many communications companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers’ technology.

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JNL/Mellon Consumer Discretionary Sector Fund. An investment in this Fund should be made with an understanding of the problems and risks inherent in an investment in the consumer goods industry in general. These include the cyclicality of revenues and earnings, changing consumer demands, regulatory restrictions, product liability litigation and other litigation resulting from accidents, extensive competition (including that of low-cost foreign competition), unfunded pension fund liabilities and employee and retiree benefit costs and financial deterioration resulting from leveraged buy-outs, takeovers or acquisitions. In general, expenditures on consumer goods will be affected by the economic health of consumers, including available disposable household incomes. A weak economy with its consequent effect on consumer spending could have an adverse effect on consumer goods companies. Other factors of particular relevance to the profitability of the industry are the effects of increasing environmental regulation on packaging and on waste disposal, the continuing need to conform with foreign regulations governing packaging and the environment, the outcome of trade negotiations and the effect on foreign subsidies and tariffs, foreign exchange rates, the price of oil and its effect on energy costs, inventory cutbacks by retailers, transportation and distribution costs, health concerns relating to the consumption of certain products, the effect of demographics on consumer demand, the availability and cost of raw materials and the ongoing need to develop new products and to improve productivity.

JNL/Mellon Consumer Staples Sector Fund. An investment in this Fund should be made with an understanding of the problems and risks inherent in an investment in the consumer staples sector in general. The consumer staples sector currently consists of companies representing food and staples retailing, food, beverage, and tobacco companies, and household and personal products companies.

Companies in the consumer staples sector may be adversely affected by changes in general economic conditions, commodity production and pricing, consumer confidence and spending, interest rates, product cycles, marketing, demographics, consumer preferences and production spending. Other risks include changes related to global economic, environmental and political events and the depletion of resources. Companies in the consumer staples sector may also be negatively impacted by government regulations affecting their products. For instance, government regulations may affect the permissibility of using various food additives and the production methods of companies that make food products, which could affect company profitability. In addition, certain companies may be adversely affected by new laws, regulations, and litigation. Companies in the consumer staples sector also may be subject to risks pertaining to the supply of, demand for and prices of raw materials. The prices of raw materials fluctuate in response to a number of factors, including, without limitation, changes in government agricultural support programs, exchange rates, import and export controls, changes in international agricultural and trading policies, and seasonal and weather conditions. Companies in the consumer staples sector may be subject to severe competition, which may also have an adverse impact on their profitability.

JNL/Mellon Energy Sector Fund. An investment in this Fund should be made with an understanding of the problems and risks inherent in an investment in the energy industry in general.

The Energy Sector Fund invests in common stock of companies involved in the energy industry. The business activities of companies whose stocks are held in this Fund may include: production, generation, transmission, marketing, control, or measurement of energy or energy fuels; providing component parts or services to companies engaged in the above activities; energy research or experimentation; and environmental activities related to the solution of energy problems, such as energy conservation and pollution control. Companies participating in new activities resulting from technological advances or research discoveries in the energy field are also considered for this Fund.

The securities of companies in the energy field are subject to changes in value and dividend yield that depend, to a large extent, on the price and supply of energy fuels. Swift price and supply fluctuations may be caused by events relating to international politics, energy conservation, the success of exploration projects, and tax and other regulatory policies of various governments. As a result of the foregoing, the common stocks held in this Fund may be subject to rapid price volatility. It is not possible to predict what impact the foregoing factors will have on the common stocks held in this Fund.

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According to the U.S. Department of Commerce, the factors which will most likely shape the energy industry include the price and availability of oil from the Middle East, changes in domestic environmental policies and the continued decline in U.S. production of crude oil. Possible effects of these factors may be increased U.S. and world dependence on oil from the Organization of Petroleum Exporting Countries (“OPEC”) and highly uncertain and potentially more volatile oil prices. The possibility of war in the Middle East also may affect the cost and supply of oil and oil-related products. The existence of surplus crude oil production capacity and the willingness to adjust production levels are the two principal requirements for stable crude oil markets. Without excess capacity, supply disruptions in some countries cannot be compensated for by others. During the Persian Gulf crisis, surplus capacity in Saudi Arabia and other oil-rich countries prevented and continues to prevent, severe market disruptions. Although unused capacity contributed to market stability in 1990 and 1991, it ordinarily creates pressure to overproduce and contributes to market uncertainty. Formerly, OPEC members attempted to exercise control over production levels in each country through a system of mandatory production quotas. Because of the Persian Gulf crisis, the mandatory system has since been replaced with a voluntary system. Production under the new system has had to be curtailed on at least one occasion as a result of weak prices. The pressure to deviate from mandatory quotas, if they are re-imposed, is likely to be substantial and could lead to a weakening of prices. In the longer term, additional capacity and production will be required to accommodate the expected large increases in world oil demand and to compensate for expected sharp drops in U.S. crude oil production. Only a few OPEC countries, particularly Saudi Arabia, have the petroleum reserves that will allow the required increase in production capacity to be attained. Given the large-scale financing that is required, the prospect that such expansion will occur soon enough to meet the increased demand is uncertain.

Declining U.S. crude oil production likely will lead to increased dependence on OPEC oil, putting refiners at risk of continued and unpredictable supply disruptions. Increasing sensitivity to environmental concerns also will pose serious challenges to the industry over the coming decade. Refiners likely will be required to make heavy capital investments and major production adjustments in order to comply with increasingly stringent environmental legislation, such as the 1990 amendments to the Clean Air Act. If the cost of these changes is substantial enough to cut deeply into profits, smaller refiners may be forced out of the industry entirely. Moreover, lower consumer demand due to increases in energy efficiency and conservation, gasoline reformulations that call for less crude oil, warmer winters or a general slowdown in economic growth in this country and abroad could negatively affect the price of oil and the profitability of oil companies. No assurance can be given that the demand for or prices of oil will increase or that any increases will not be marked by great volatility. Some oil companies may incur large cleanup and litigation costs relating to oil spills and other environmental damages. Oil production and refining operations are subject to extensive federal, state and local environmental laws and regulations governing air emissions and the disposal of hazardous materials. Increasingly stringent environmental laws and regulations are expected to require companies with oil production and refining operations to devote significant financial and managerial resources to pollution control. General problems of the oil and petroleum products industry include the ability of a few influential producers to significantly affect production, the concomitant volatility of crude oil prices, increasing public and governmental concern over air emissions, waste product disposal, fuel quality and the environmental effects of fossil fuel use in general.

In addition, any future scientific advances concerning new sources of alternative energy and fuels or legislative changes relating to the energy industry or the environment could have a negative impact on the petroleum products industry. While legislation has been enacted to deregulate certain aspects of the oil industry, no assurances can be given that new or additional regulations will not be adopted. Each of the problems referred to could adversely affect the financial stability of the issuers of any petroleum industry stocks in this Fund.

JNL/Mellon Financial Sector Fund. An investment in this Fund should be made with an understanding of the problems and risks inherent in the banking and financial services sector in general.

Banks, thrifts and their holding companies are actively subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets, in commercial and residential real estate loans or any particular segment or industry; and competition from new entrants in their fields of business. Banks and thrifts are highly dependent on net interest margin. Banks and thrifts traditionally receive a significant portion of their revenues from consumer mortgage fee income as a result of activity in mortgage and refinance markets. As initial home purchasing and refinancing activity subsides, this revenue will diminish. Economic conditions in the real estate markets, which have been weak in the past, can have a substantial effect upon banks and thrifts because they generally have a portion of their assets invested in loans secured by real estate.

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Difficulties in the mortgage and broader credit markets have resulted in decreases in the availability of funds. Financial performance of many banks and thrifts, especially in securities collateralized by mortgage loans, has deteriorated.

Banks, thrifts and their holding companies are subject to extensive federal regulation and, when such institutions are state-chartered, to state regulation as well. Such regulations impose strict capital requirements and limitations on the nature and extent of business activities that banks and thrifts may pursue. Furthermore, bank regulators have a wide range of discretion in connection with their supervisory and enforcement authority and may substantially restrict the permissible activities of a particular institution if deemed to pose significant risks to the soundness of such institution or the safety of the federal deposit insurance fund. Regulatory actions, such as increases in the minimum capital requirements applicable to banks and thrifts and increases in deposit insurance premiums required to be paid by banks and thrifts to the FDIC, can negatively impact earnings and the ability of a company to pay dividends. Neither federal insurance of deposits nor governmental regulations, however, insures the solvency or profitability of banks or their holding companies, or insures against any risk of investment in the securities issued by such institutions.

In light of credit market difficulties that occurred during the financial crisis of 2007-2008, the U.S. Government enacted the Dodd-Frank Wall Street Reform and Consumer Protection Act in 2010, and is considering changes to the laws and regulatory structure. New legislation and regulatory changes could cause business disruptions, result in significant loss of revenue, limit financial firms’ ability to pursue business opportunities, impact the value of business assets and impose additional costs that may adversely affect business. There can be no assurance as to the actual impact these laws and their implementing regulations, or any other governmental program, will have on the financial markets. Currently the FRB, FDIC, SEC, Office of Comptroller of the Currency (a bureau of the U.S. Treasury which regulates national banks), and the CFTC (which oversees commodity futures and option markets) all play a role in the supervision of the financial markets.

The statutory requirements applicable to and regulatory supervision of banks, thrifts and their holding companies have increased significantly and have undergone substantial change. To a great extent, these changes are embodied in the Financial Institutions Reform, Recovery and Enforcement Act of 1989, the Federal Deposit Insurance Corporation Improvement Act of 1991, the Resolution Trust Corporation Refinancing, Restructuring, and Improvement Act of 1991, the Riegle-Neal Interstate Banking and Branching Efficiency Act of 1994 and the regulations promulgated under these laws. Their impact on the business, financial condition and prospects of the issuers of the common stock in the Fund’s portfolio cannot be predicted with certainty. In 1999, the Gramm-Leach-Bliley Act repealed most of the barriers set up by the 1933 Glass-Steagall Act which separated the banking, insurance and securities industries. Now banks, insurance companies and securities firms can merge to form one-stop financial conglomerates marketing a wide range of financial service products to investors. This legislation has resulted in increased merger activity and heightened competition among existing and new participants in the field. Efforts to expand the ability of federal thrifts to branch on an interstate basis have been successful through promulgation of regulations and legislation to liberalize interstate banking has been signed into law. Under the legislation, banks are able to purchase or establish subsidiary banks in any state. Since mid-1997, banks have been allowed to turn existing banks into branches, thus leading to continued consolidation.

The SEC and the Financial Accounting Standards Board (“FASB”) require the expanded use of market value accounting by banks and have imposed rules requiring mark-to-market accounting for investment securities held in trading accounts or available for sale. Adoption of additional such rules may result in increased volatility in the reported health of the industry, and mandated regulatory intervention to correct such problems. Recently, Accounting Standards Codification 820, “Fair Value Measurements,” changed the requirements of mark-to-market accounting and determining fair value when the volume and level of activity for the asset or liability has significantly decreased. These changes and other potential changes in financial accounting rules and valuation techniques may have a significant impact on the banking and financial services industries in terms of accurately pricing assets or liabilities.

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The Federal Bank Holding Company Act of 1956 (“BHC Act”) generally prohibits a bank holding company from (1) acquiring, directly or indirectly, more than 25% of the outstanding shares of any class of voting securities of a bank or bank holding company, (2) acquiring control of a bank or another bank holding company, (3) acquiring all or substantially all the assets of a bank, or (4) merging or consolidating with another bank holding company, without first obtaining FRB approval. In considering an application with respect to any such transaction, the FRB is required to consider a variety of factors, including the potential anti-competitive effects of the transaction, the financial condition and future prospects of the combining and resulting institutions, the managerial resources of the resulting institution, the convenience and needs of the communities the combined organization would serve, the record of performance of each combining organization under the Community Reinvestment Act and the Equal Credit Opportunity Act, and the prospective availability to the FRB of information appropriate to determine ongoing regulatory compliance with applicable banking laws. In addition, the federal Change In Bank Control Act and various state laws impose limitations on the ability of one or more individuals or other entities to acquire control of banks or bank holding companies.

The FRB has issued a policy statement on the payment of cash dividends by bank holding companies in which the FRB expressed its view that a bank holding company experiencing earnings weaknesses should not pay cash dividends which exceed its net income or which could only be funded in ways that would weaken its financial health, such as by borrowing. The FRB also may impose limitations on the payment of dividends as a condition to its approval of certain applications, including applications for approval of mergers and acquisitions. It is not possible to make any prediction as to the effect, if any, such laws will have on the issuers of common stocks held by the Fund or whether such approvals, if necessary, will be obtained.

Companies engaged in investment banking/brokerage and investment management include brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies. Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally. Earnings and share prices of companies in this industry are volatile and often exceed the volatility levels of the market as a whole. Major determinants of future earnings of these companies are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as on the stock prices, of these companies. Negative economic events in the credit markets have led some firms to declare bankruptcy, forced short-notice sales to competing firms, or required government intervention by the FDIC or through an infusion of Troubled Asset Relief Program funds. Consolidation in the industry and the volatility in the stock market have negatively impacted investors.

Additionally, government intervention has required many financial institutions to become bank holding companies under the BHC Act. Under the system of functional regulation established under the BHC Act, the FRB supervises bank holding companies as an umbrella regulator. The BHC Act and regulations generally restrict bank holding companies from engaging in business activities other than the business of banking and certain closely related activities. The FRB and FDIC have also issued substantial risk-based and leverage capital guidelines applicable to U.S. banking organizations. The guidelines define a three-tier framework, requiring depository institutions to maintain certain leverage ratios depending on the type of assets held. If any depository institution controlled by a financial or bank holding company ceases to meet capital or management standards, the FRB may impose corrective capital and/or managerial requirements on the company and place limitations on its ability to conduct broader financial activities. Furthermore, proposed legislation will allow the Treasury and the FDIC to create a resolution regime to “take over” bank and financial holding companies. The “taking over” would be based on whether the firm is in default or in danger of defaulting and whether such a default would have a serious adverse effect on the financial system or the economy. This mechanism would only be used by the government in exceptional circumstances to mitigate these effects. This type of intervention has unknown risks and costs associated with it, which may cause unforeseeable harm in the industry.

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Companies involved in the insurance industry are engaged in underwriting, reinsuring, selling, distributing or placing of property and casualty, life or health insurance. Other growth areas within the insurance industry include brokerage, reciprocals, claims processors and multi-line insurance companies. Interest rate levels, general economic conditions and price and marketing competition affect insurance company profits. Property and casualty insurance profits may also be affected by weather catastrophes and other disasters. Life and health insurance profits may be affected by mortality and morbidity rates. Individual companies may be exposed to material risks including reserve inadequacy and the inability to collect from reinsurance carriers. Insurance companies are subject to extensive governmental regulation, including the imposition of maximum rate levels, which may not be adequate for some lines of business. Proposed or potential tax law changes may also adversely affect insurance companies' policy sales, tax obligations, and profitability. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

In addition to the normal risks of business, companies involved in the insurance industry are subject to significant risk factors, including those applicable to regulated insurance companies, such as: (i) the inherent uncertainty in the process of establishing property-liability loss reserves, particularly reserves for the cost of environmental, asbestos and mass tort claims, and the fact that ultimate losses could materially exceed established loss reserves which could have a material adverse effect on results of operations and financial condition; (ii) the fact that insurance companies have experienced, and can be expected in the future to experience, catastrophe losses resulting from many things, including acts of terrorism, which could have a material adverse impact on their financial condition, results of operations and cash flow; (iii) the inherent uncertainty in the process of establishing property-liability loss reserves due to changes in loss payment patterns caused by new claims settlement practices; (iv) the need for insurance companies and their subsidiaries to maintain appropriate levels of statutory capital and surplus, particularly in light of continuing scrutiny by rating organizations and state insurance regulatory authorities, and in order to maintain acceptable financial strength or claims-paying ability rating; (v) the extensive regulation and supervision to which insurance companies’ subsidiaries are subject, various regulatory initiatives that may affect insurance companies, and regulatory and other legal actions; (vi) the adverse impact that increases in interest rates could have on the value of an insurance company’s investment portfolio and on the attractiveness of certain of its products; (vii) the need to adjust the effective duration of the assets and liabilities of life insurance operations in order to meet the anticipated cash flow requirements of its policyholder obligations; and (viii) the uncertainty involved in estimating the availability of reinsurance and the collectability of reinsurance recoverables; and (ix) proposed legislation that would establish the Office of National Insurance within the Treasury. This proposed federal agency would gather information, develop expertise, negotiate international agreements, and coordinate policy in the insurance sector. This enhanced oversight into the insurance industry may pose unknown risks to the sector as a whole.

The state insurance regulatory framework has, during recent years, come under increased federal scrutiny, and certain state legislatures have considered or enacted laws that alter and, in many cases, increase state authority to regulate insurance companies and insurance holding company systems. Further, the National Association of Insurance Commissioners and state insurance regulators are re-examining existing laws and regulations, specifically focusing on insurance companies, interpretations of existing laws and the development of new laws. In addition, Congress and certain federal agencies have investigated the condition of the insurance industry in the United States to determine whether to promulgate additional federal regulations. It is difficult to predict whether any state or federal legislation will be enacted to change the nature or scope of regulation of the insurance industry, or what effect, if any, such legislation would have on the industry.

All insurance companies are subject to state laws and regulations that require diversification of their investment portfolios and limit the amount of investments in certain investment categories. Failure to comply with these laws and regulations could cause non-conforming investments to be treated as non-admitted assets for purposes of measuring statutory surplus and, in some instances, would require divestiture.

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Environmental pollution clean-up is the subject of both federal and state regulation. By some estimates, there are thousands of potential waste sites subject to clean up. The insurance industry is involved in extensive litigation regarding coverage issues. The Comprehensive Environmental Response Compensation and Liability Act of 1980 (“Superfund”) and comparable state statutes (“mini-Superfund”) govern the clean-up and restoration by “Potentially Responsible Parties” (“PRPs”). Superfund and the mini-Superfunds establish a mechanism to pay for clean-up of waste sites if PRPs fail to do so, and to assign liability to PRPs. The extent of liability to be allocated to a PRP is dependent on a variety of factors. The extent of clean-up necessary and the assignment of liability has not been fully established. The insurance industry is disputing many such claims. Key coverage issues include whether Superfund response costs are considered damages under the policies, when and how coverage is triggered, applicability of pollution exclusions, the potential for joint and several liability and definition of an occurrence. Similar coverage issues exist for clean up and waste sites not covered under Superfund. To date, courts have been inconsistent in their rulings on these issues. An insurer's exposure to liability with regard to its insureds which have been, or may be, named as PRPs is uncertain. The Superfund Amendments and Reauthorization Act (“SARA”) amended Superfund on October 17, 1986. SARA reflected the Environmental Protection Agency’s experience in administering the complex Superfund program during its first six years and made several important changes. Among other things, SARA required Superfund actions to consider the standards and requirements found in other state and federal environmental laws and regulations; provided new enforcement authorities and settlement tools; increased state involvement in every phase of the Superfund program; and increased the size of the trust fund to $8.5 billion. Superfund reform proposals have been introduced in Congress, but none have been enacted. There can be no assurance that any Superfund reform legislation will be enacted or that any such legislation will provide for a fair, effective and cost-efficient system for settlement of Superfund related claims.

While current federal income tax law permits the tax-deferred accumulation of earnings on the premiums paid by an annuity owner and holders of certain savings-oriented life insurance products, no assurance can be given that future tax law will continue to allow such tax deferrals. If such deferrals were not allowed, consumer demand for the affected products would be substantially reduced. In addition, proposals to lower the federal income tax rates through a form of flat tax or otherwise could have, if enacted, a negative impact on the demand for such products.

Major determinants of future earnings of companies in the financial services sector are the direction of the stock market, investor confidence, equity transaction volume, the level and direction of long-term and short-term interest rates, and the outlook for emerging markets. Negative trends in any of these earnings determinants could have a serious adverse effect on the financial stability, as well as the stock prices, of these companies. Furthermore, there can be no assurance that the issuers of the securities included in the Fund will be able to respond in a timely manner to compete in the rapidly developing marketplace. In addition to the foregoing, profit margins of these companies continue to shrink due to the commoditization of traditional businesses, new competitors, capital expenditures on new technology and the pressures to compete globally.

Negative developments relating to the subprime mortgage market may adversely affect credit and capital markets worldwide and may reduce the willingness of lenders to extend credit, thus making borrowing on favorable terms more difficult. In addition, the liquidity of certain debt instruments may be reduced or eliminated due to lack of available market makers.

Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the recently enacted financial- services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

JNL/Mellon Healthcare Sector Fund. An investment in this Fund should be made with an understanding of the characteristics of the pharmaceutical and healthcare industries and the risks that such investment may entail.

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Pharmaceutical and healthcare companies include companies involved in drug development and production services, biotechnology, and advanced medical devices and instruments. Such companies are subject to governmental regulation of their products and services, a factor that could have a significant and possibly unfavorable effect on the price and availability of such products or services. Furthermore, such companies face the risk of increasing competition from new products and services, generic drug sales, the termination of their patent protection for drug or medical supplies products and the risk that technological advances will render their products or services obsolete. The research and development costs of bringing a drug or other medical product to market are substantial and include lengthy government review processes, with no guarantee that the product will ever come to market. Such companies may also have persistent losses during a new product’s transition from development to production, and revenue patterns may be erratic. In addition, healthcare facility operators may be affected by events and conditions including, among others, demand for services, the ability of the facility to provide the services required, physicians’ confidence in the facility, management capabilities, competition with other hospitals, efforts by insurers and governmental agencies to limit rates, legislation establishing state rate-setting agencies, expenses, government regulation, the cost and possible unavailability of malpractice insurance and the termination or restriction of governmental financial assistance, including that associated with Medicare, Medicaid and other similar third-party payor programs.

As the population of the United States ages, the companies involved in the pharmaceutical field will continue to search for and develop new drugs, medical products and medical services through advanced technologies and diagnostics. On a worldwide basis, such companies are involved in the development and distribution of drugs, vaccines, medical products and services. These activities may make the pharmaceutical and healthcare sectors very attractive for investors seeking the potential for growth in their investment portfolio. However, there are no assurances that the Fund’s objectives will be met.

Legislative proposals concerning healthcare are considered from time to time. These proposals span a wide range of topics, including cost and price controls (which might include a freeze on the prices of prescription drugs), national health insurance, incentives for competition in the provision of healthcare services, tax incentives and penalties related to healthcare insurance premiums and promotion of prepaid healthcare plans. The Patient Protection and Affordable Care Act of 2010 (“PPACA”) is a broad-reaching piece of legislation with an indeterminate impact on the healthcare industry and it is not possible to predict the effect of the legislation on the issuers of common stock in the Fund.

JNL/Mellon Industrials Sector Fund. An investment in this Fund should be made with an understanding of the characteristics of the industrials sector in general and the risks such an investment may entail.

Companies in the industrials sector may be affected by general economic conditions, commodity production and pricing, supply and demand fluctuations, environmental and other government regulations, geopolitical events, interest rates, insurance costs, technological developments, liabilities arising from governmental or civil actions, labor relations, import controls and government spending. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, trade disputes, world events and economic conditions may affect the performance of companies in the industrials sector.

The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. For example, aerospace and defense companies, a component of the industrials sector, can be significantly affected by government spending policies because companies involved in this industry rely, to a significant extent, on government demand for their products and services. Thus, the financial condition of, and investor interest in, aerospace and defense companies are heavily influenced by governmental defense spending policies, which are typically under pressure from efforts to control government budgets. Transportation stocks, a component of the industrials sector, are cyclical and can be significantly affected by economic changes, fuel prices, labor relations and insurance costs. Transportation companies may also be subject to government regulation and oversight, which may adversely affect their businesses. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in the industrials sector can adversely affect the sector. Furthermore, companies in the industrials sector may be subject to liability for environmental damage, product liability claims, depletion of resources, and mandated expenditures for safety and pollution control.

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JNL/Mellon Information Technology Sector Fund. An investment in this Fund should be made with an understanding of the characteristics of the technology industry and the risks such an investment may entail.

Technology companies generally include companies involved in the development, design, manufacture and sale of computers and peripherals, software and services, data networking, communications equipment, Internet access, information providers, semiconductors and semiconductor equipment, and other related products, systems and services. The market for these products, especially those specifically related to the Internet, is characterized by rapidly changing technology, rapid product obsolescence, cyclical market patterns, evolving industry standards and frequent new product introductions. The success of the issuers of the common stocks in which the Fund may invest depends in substantial part on the timely and successful introduction of new products. An unexpected change in one or more of the technologies affecting an issuer’s products or in the market for products based on a particular technology could have a material adverse effect on an issuer’s operating results. Furthermore, there can be no assurance that the issuers of the common stock in which the Fund may invest will be able to respond in a timely manner to compete in the rapidly developing marketplace.

Based on trading history of common stocks of issuers in the technology sector, factors such as announcements of new products or development of new technologies and general conditions of the industry have caused and are likely to cause the market price of high-technology common stocks to fluctuate substantially. In addition, technology company stocks have experienced extreme price and volume fluctuations that often have been unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the common stocks in which the Fund invests.

Some key components of certain products of technology issuers are currently available only from single sources. There can be no assurance that in the future suppliers will be able to meet the demand for components in a timely and cost-effective manner. Accordingly, an issuer’s operating results and customer relationships could be adversely affected by either an increase in price for, or an interruption or reduction in supply of, any key components. Additionally, many technology issuers are characterized by a highly concentrated customer base consisting of a limited number of large customers who may require product vendors to comply with rigorous industry standards. Any failure to comply with such standards may result in a significant loss or reduction of sales. Because many products and technologies of technology companies are incorporated into other related products, such companies are often highly dependent on the performance of the personal computer, electronics and telecommunications industries. There can be no assurance that these customers will place additional orders, or that an issuer of common stock will obtain orders of similar magnitude such as past orders from other customers. Similarly, the success of certain technology companies is tied to a relatively small concentration of products or technologies. Accordingly, a decline in demand of such products, technologies or from such customers could have a material adverse impact on issuers of common stock owned by the Fund.

Many technology companies rely on a combination of patents, copyrights, trademarks and trade secret laws to establish and protect their proprietary rights in their products and technologies. There can be no assurance that the steps taken by the issuers of the common stocks in which the Fund may invest to protect their proprietary rights will be adequate to prevent misappropriation of their technology or that competitors will not independently develop technologies that are substantially equivalent or superior to such issuers’ technology. In addition, due to the increasing public use of the Internet, it is possible that other laws and regulations may be adopted to address issues such as privacy, pricing, characteristics, and quality of Internet products and services. The adoption of any such laws could have a material adverse impact on the common stock in which the Fund may invest.

The semiconductor business environment is highly competitive, notoriously cyclical and subject to rapid and often unanticipated change. Recent industry downturns have resulted, in part, from weak pricing, persistent overcapacity, slow down in Asian demand and a shift in retail personal computer sales toward the low end, or “sub-$1000” segment. Industry growth is dependent upon several factors, including: the rate of global economic expansion; demand for products such as personal computers and networking and communications equipment; excess productive capacity and the resultant effect on pricing; and the rate of growth in the market for low-price personal computers.

JNL/Mellon Materials Sector Fund. An investment in this Fund should be made with an understanding of the characteristics of the materials sector and the risks that such investment may entail.

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Companies in the materials sector may be adversely affected by commodity price volatility, exchange rate fluctuations, social and political unrest, import controls, increased competition, depletion of resources, technical progress, labor relations, government regulations, and mandated expenditures for safety and pollution control, among other factors. Companies in the materials sector are also at risk of liability for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

JNL/Mellon Real Estate Sector Fund. An investment in this Fund should be made with an understanding of the characteristics of the real estate sector and the risks that such investment may entail.

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting the real estate sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

JNL/Mellon Utilities Sector Fund. An investment in this Fund should be made with an understanding of the characteristics of the utilities sector and the risks that such investment may entail.

Companies in the utilities sector may be affected by general economic conditions, supply and demand, financing and operating costs, rate caps, interest rates, liabilities arising from governmental or civil actions, consumer confidence and spending, competition, technological progress, energy prices, resource conservation and depletion, environmental regulations, changing commodity prices, government regulation stipulating rates charged by utilities, increased tariffs, changes in tax laws and changes in the cost of providing specific utility services. The utilities industry is also subject to potential terrorist attacks, natural and man-made disasters and severe weather conditions, as well as regulatory and operational burdens associated with the operation and maintenance of nuclear facilities. Government regulators monitor and control utility revenues and costs, and therefore may limit utility profits.

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There are substantial differences among the regulatory practices and policies of various jurisdictions, and any regulatory agency may make major shifts Fin policy from time to time. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climate conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

The rates that traditional regulated utility companies may charge their customers generally are subject to review and limitation by governmental regulatory commissions. Rate changes may occur only after a prolonged approval period or may not occur at all, which could adversely affect utility companies when costs are rising. There is no assurance that regulatory authorities will, in the future, grant rate increases. The value of regulated utility debt securities (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates.

Certain utility companies have experienced full or partial deregulation in recent years. Deregulation can eliminate restrictions on the profits of certain utility companies, but can simultaneously expose these companies to an increased risk of loss. Deregulation may subject utility companies to increased competition and can negatively affect their profitability as it permits utility companies to diversify outside of their original geographic regions and customary lines of business, causing them to engage in riskier ventures.

NON-FUNDAMENTAL POLICIES AND RISKS APPLICABLE TO THE MASTER FUNDS AND FEEDER FUNDS

The investment objective and principal investment strategies for each Feeder Fund, and its corresponding Master Fund, are discussed in the Feeder Funds’ prospectuses. A further description of certain investment strategies used by the Master Funds is set forth below. Because each Feeder Fund does not invest directly in securities, but rather invests directly in its corresponding Master Fund, each Feeder Fund is subject to the risks described below indirectly through its investment in the Master Fund, which invests directly in securities. Note, however, that in the event that the Board determines that it is in the best interests of a Feeder Fund to withdraw its entire investment in a Master Fund and instead allow JNAM to direct the investment/reinvestment of the Feeder Fund’s assets directly in securities, then the Feeder Fund would directly utilize the following investment instruments and techniques and would be subject to the related risks, as applicable. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.

Certain descriptions in the prospectuses of the Feeder Funds and in this SAI of a particular investment practice or technique in which the Master Funds may engage or a financial instrument which the Master Funds may purchase are meant to describe the spectrum of investments that the Master Fund’s adviser, in its discretion, might, but is not required to, use in managing a Master Fund’s portfolio assets in accordance with the Master Fund’s investment objective, policies, and restrictions. It is possible that certain types of financial instruments or techniques may not be available, permissible, or effective for their intended purposes in all markets.

A.       AFIS MASTER FUNDS

New Fund Risks. Although the AFIS Master Funds have been in existence and thus have an operating history, the JNL/American Funds Feeder Funds have limited operating history, which may result in additional risk. There can be no assurance that each JNL/American Funds Feeder Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate or otherwise alter a JNL/American Funds Feeder Fund. While shareholder interests will be the paramount consideration, the timing of any action may not be favorable to certain individual shareholders.

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Securities lending activities. Certain AFIS Master Funds may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the AFIS Master Fund will continue to receive the equivalent of the interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the AFIS Master Fund will not have the right to vote on securities while they are on loan, the AFIS Master Fund has a right to consent on corporate actions and a right to recall each loan to vote on proposals, including proposals involving material events affecting securities loaned. The AFIS Master Fund has delegated the decision to lend portfolio securities to CRMC. CRMC also has the discretion to consent on corporate actions and to recall securities on loan to vote. In the event CRMC deems a corporate action or proxy vote material, as determined by the adviser based on factors relevant to the AFIS Master Fund, it will use reasonable efforts to recall the securities and consent to or vote on the matter.

Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all and/or the risk of a loss of rights in the collateral if a borrower or the lending agent defaults. These risks could be greater for non-U.S. securities. Additionally, the AFIS Master Fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected. The AFIS Master Fund will make loans only to parties deemed by CRMC to be in good standing and when, in CRMC’s judgment, the income earned would justify the risks.

Citibank, N.A. (“Citibank”) serves as securities lending agent for the AFIS Master Funds that may lend portfolio securities. As the securities lending agent, Citibank administers each such AFIS Master Fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the AFIS Master Fund and Citibank. Under the terms of the agreement, Citibank is responsible for making available to approved borrowers securities from the AFIS Master Fund portfolio. Citibank is also responsible for the administration and management of the AFIS Master Fund securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the AFIS Master Fund in accordance with the fund's instructions or at loan termination. As compensation for its services, Citibank receives a portion of the amount earned by the AFIS Master Fund for lending securities.

The following table sets forth, for the AFIS Master Fund’s most recently completed fiscal year, the AFIS Master Fund’s dollar amount of income and fees and/or other compensation related to its securities lending activities. Net income from securities lending activities may differ from the amount reported in the AFIS Master Fund’s annual report, which reflects estimated accruals.

AFIS Global Small Capitalization Master Fund

Gross income from securities lending activities	$6,529,494
Fees paid to securities lending agent from a revenue split	285,037
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	740,741
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	1,025,779
Net income from securities lending activities	5,503,670

AFIS New World Master Fund

Gross income from securities lending activities	$10,378
Fees paid to securities lending agent from a revenue split	430
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0

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Rebates (paid to borrower)	525
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	1,018
Net income from securities lending activities	9,360

AFIS Asset Allocation Master Fund

Gross income from securities lending activities	$146,885
Fees paid to securities lending agent from a revenue split	6,618
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split	0
Administrative fees not included in the revenue split	0
Indemnification fees not included in the revenue split	0
Rebates (paid to borrower)	14,532
Other fees not included in the revenue split	0
Aggregate fees/compensation for securities lending activities	21,150
Net income from securities lending activities	725125,735

Cybersecurity Risks. With the increased use of technologies such as the Internet to conduct business, the series has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The series and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the series will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the series’ third-party service providers in the future, particularly as the series cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Equity Securities. Certain AFIS Master Funds are eligible to invest in equity securities.

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Equity securities represent an ownership position in a company. Equity securities held by the AFIS Master Funds typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. As such, if an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the AFIS Master Funds’ ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by the AFIS Master Funds may involve large price swings and potential for loss. To the extent the AFIS Master Funds invest in income-oriented, equity-type securities, income provided by the AFIS Master Funds may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the AFIS Master Funds invest.

Debt Securities. The AFIS Master Funds (except for Blue Chip Income and Growth Fund) may invest in debt securities. The Master Capital World Bond Fund invests in debt securities as part of its principal investment strategy as described in the Prospectus. The Master Global Small Capitalization Fund, Master Growth Fund, and Master Global Growth Fund may invest up to 10% of their respective assets, and the Master International Fund may invest up to 5% of its assets, in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa1 or below and BBB+ or below by Nationally Recognized Statistical Organizations (“NRSROS”) or unrated but determined to be of equivalent quality by the funds’ investment adviser. The funds currently intend to look to the ratings from Moody’s, S&P Global Ratings and Fitch. If rating agencies differ, securities will be considered to have received the highest of those ratings, consistent with the funds’ investment policies.

Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Certain of the AFIS Master Funds may invest in lower rated debt securities. The Master Capital World Bond Fund and the Master Asset Allocation Fund may invest up to 25% of its assets in debt securities rated Ba1 or below or BB+ or below by NRSROS or unrated but determined to be of equivalent quality by the fund’s investment adviser. The Master New World Fund may invest up to 25% of its assets, and the Master Growth-Income Fund may invest up to 5% of its assets in straight debt securities rated Ba1 or below or BB+ or below by NRSROS or unrated but determined to be of equivalent quality by the fund’s investment adviser. Lower rated debt securities, rated Ba1 or below by Moody’s and/or BB+ or below by S&P Global Ratings or unrated but determined by CRMC to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds rated A or Baa by Moody’s and A or BBB by S&P Global Ratings may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

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- Sensitivity to Interest Rate and Economic Changes - Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted and may continue to impact interest rates and the market. These policies, as well as potential actions by governmental entities both in and outside the U.S. may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the AFIS Master Funds’ portfolio to decline. Prices of debt securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

- Payment Expectations - Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the AFIS Master Funds would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the AFIS Master Funds may incur losses or expenses in seeking recovery of amounts owed to them.

- Liquidity and Valuation - There may be little trading in the secondary market for particular debt securities, which may affect adversely the AFIS Master Funds’ ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

CRMC attempts to reduce the risks described above through diversification of the AFIS Master Funds’ portfolio and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. CRMC considers these ratings of securities as one of many criteria in making its investment decisions.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See Appendix A for more information about credit ratings.

Securities With Equity And Debt Characteristics. The AFIS Master Funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa.

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Preferred Stock - Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Convertible Securities - A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by an AFIS Master Fund is called for redemption or conversion, the AFIS Master Fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.

The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed-income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.
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Hybrid Securities - A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.

Contingent convertible securities, which are also known as contingent capital securities, are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Because the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.

Futures. The AFIS Master Funds may enter into futures contracts to seek to manage an AFIS Master Fund’s interest rate sensitivity by increasing or decreasing the duration of the AFIS Master Funds or a portion of the AFIS Master Funds’ portfolios. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the AFIS Master Funds will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the AFIS Master Funds purchase or sell a security, such as a stock or bond, no price is paid or received by the AFIS Master Funds upon the purchase or sale of a futures contract. When the AFIS Master Funds enter into a futures contract, the AFIS Master Funds are required to deposit with their futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the AFIS Master Funds upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the AFIS Master Funds pay or receive cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the AFIS Master Funds but is instead a settlement between the AFIS Master Funds and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the AFIS Master Funds will mark-to-market their open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the AFIS Master Funds, the AFIS Master Funds may be entitled to return of margin owed to them only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the AFIS Master Funds. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the AFIS Master Funds.

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When the AFIS Master Funds invest in futures contracts and deposits margin with an FCM, the AFIS Master Funds become subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the AFIS Master Funds, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the AFIS Master Funds realize a gain; if it is more, the AFIS Master Funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the AFIS Master Funds realize a gain; if it is less, the AFIS Master Funds realize a loss.

The AFIS Master Funds are generally required to segregate liquid assets equivalent to the AFIS Master Funds’ outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the AFIS Master Funds will segregate or earmark liquid assets in an amount equal to the contract price the AFIS Master Funds will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the AFIS Master Funds will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the AFIS Master Funds are permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the AFIS Master Funds’ daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the AFIS Master Funds may set aside their daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to their net obligations under cash-settled futures, the AFIS Master Funds may be able to utilize these contracts to a greater extent than if the AFIS Master Funds were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the AFIS Master Funds has assets available to satisfy their obligations with respect to futures contracts and to limit any potential leveraging of the AFIS Master Funds’ portfolio. However, segregation of liquid assets will not limit the AFIS Master Funds’ exposure to loss. To maintain a sufficient amount of segregated assets, the AFIS Master Funds may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the AFIS Master Funds’ ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the AFIS Master Funds’ exposure to positive and negative price fluctuations in the reference asset, much as if the AFIS Master Funds had purchased the reference asset directly. When the AFIS Master Funds sell a futures contract, by contrast, the value of their futures positions will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

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There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the AFIS Master Funds may be prevented from promptly liquidating unfavorable futures positions and the AFIS Master Funds could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the AFIS Master Funds to substantial losses.

Additionally, the AFIS Master Funds may not be able to take other actions or enter into other transactions to limit or reduce their exposure to the position. Under such circumstances, the AFIS Master Funds would remain obligated to meet margin requirements until the position is cleared. As a result, the AFIS Master Funds’ access to other assets held to cover their futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the AFIS Master Funds. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Investing in Smaller Capitalization Stocks. Certain AFIS Master Funds may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. Because Master Global Small Capitalization Fund in particular emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than if it were to concentrate on larger capitalization stocks. The AFIS Master Funds determine relative market capitalizations using U.S. standards. Accordingly, the AFIS Master Funds’ investments in certain countries outside the United States may have larger market capitalizations relative to other companies within those countries.

Investing in Private Companies. Certain AFIS Master Funds may invest in companies that have not publicly offered their securities. The Master Blue Chip Income and Growth Fund will not invest in private placements of stock of companies. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the AFIS Master Funds from selling their company shares for a period of time following the public offering. Investments in private companies can offer the AFIS Master Funds significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Investing Outside the U.S. The AFIS Master Funds may invest in securities of issuers domiciled outside the United States and which may be denominated in currencies other than the U.S. dollar. In determining the domicile of an issuer, CRMC will consider the domicile determination of a leading provider of global indexes, such as Morgan Stanley Capital International, and may also take into account such factors as where the issuer’s securities are listed and where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, and/or generates revenues.

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Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact the value of these securities. To the extent the AFIS Master Funds invest in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding or other taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the AFIS Master Funds. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the AFIS Master Funds’ investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the AFIS Master Funds will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in Emerging Markets. Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, CRMC generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

- Currency Fluctuations – Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the AFIS Master Funds’ emerging markets securities holdings would generally depreciate and vice versa. Further, the AFIS Master Fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

- Government Regulation – Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

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Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the AFIS Master Funds will only invest in markets where these restrictions are considered acceptable by CRMC, a country could impose new or additional repatriation restrictions after the AFIS Master Funds’ investment. If this happened, the AFIS Master Funds’ response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the AFIS Master Funds’ liquidity needs and other factors. Further, some attractive equity securities may not be available to the AFIS Master Funds if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation or creation of government monopolies to the possible detriment of the AFIS Master Fund’s investments.

Fluctuations in inflation rates – Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

- Less Developed Securities Markets - Emerging markets may be less well-developed than other markets. These markets have lower trading volumes than the securities markets of more developed countries and markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

- Settlement Risks - Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the AFIS Master Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the AFIS Master Funds to suffer a loss. The AFIS Master Funds will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the AFIS Master Funds will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the AFIS Master Funds.

- Insufficient Market Information - The AFIS Master Funds may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, CRMC will seek alternative sources of information, and to the extent CRMC is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the AFIS Master Funds will not invest in such market or security.

- Taxation - Taxation of dividends and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the AFIS Master Funds could in the future become subject to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

- Litigation - The AFIS Master Funds and their shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the United States and companies domiciled outside of the United States.

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- Fraudulent Securities - Securities purchased by the AFIS Master Funds may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the AFIS Master Funds.

Investing through Stock Connect. The AFIS Master Funds may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange and on the Shenzhen Stock Exchange (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges and the China Securities Depository and Clearing Corporation Limited. Stock Connect facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the AFIS Master Funds’ rights with respect to the securities. As Stock Connect is relatively new, there are no assurances that the necessary systems to run the program will function properly.

Stock Connect is subject to aggregate and daily quota limitations on purchases and the AFIS Master Funds may experience delays in transacting via Stock Connect. The AFIS Master Funds’ shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the U.S. and investing in emerging markets.

Synthetic local access instruments. Participation notes, market access warrants and other similar structured investment vehicles (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets, where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transactions costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investment in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Currency Transactions. Certain AFIS Master Funds may enter into currency transactions on a spot (i.e. cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, certain AFIS Master Funds may enter into forward currency contracts to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by the AFIS Master Fund will typically involve the purchase or sale of a currency against the U.S. dollar, the AFIS Master Fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.

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Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent an AFIS Master Fund from entering into foreign currency transactions, force the AFIS Master Fund to exit such transactions at an unfavorable time or price or result in penalties to the AFIS Master Fund, any of which may result in losses to the AFIS Master Fund.

Generally, an AFIS Master Fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the AFIS Master Fund’s commitment increases because of changes in exchange rates, the AFIS Master Fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The AFIS Master Fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

The realization of gains or losses on foreign currency transactions will usually be a function of the Master Fund’s adviser’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the AFIS Master Fund’s exposure to currency exchange rates and could result in losses to the AFIS Master Fund if currencies do not perform as expected by the AFIS Master Fund’s investment adviser. For example, if the AFIS Master Fund’s investment adviser increases an AFIS Master Fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the AFIS Master Fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. See also the “Derivatives” section in this section for a general description of investment techniques and risks relating to derivatives, including certain currency forwards.

Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause an AFIS Master Fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. The AFIS Master Fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character or timing of income, gain, or loss recognized by the AFIS Master Fund for U.S. tax purposes. The use of forward currency contracts could result in the application of certain provisions of the Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the AFIS Master Fund.

Forward Commitment, When-Issued and Delayed Delivery Transactions. The AFIS Master Funds may enter into commitments to purchase or sell securities at a future date. When an AFIS Master Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the AFIS Master Fund could miss a favorable price or yield opportunity, or could experience a loss.

With to be announced (TBA) transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.

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The AFIS Master Funds will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent an AFIS Master Fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the AFIS Master Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the AFIS Master Fund’s portfolio securities decline while the AFIS Master Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The AFIS Master Funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations. After a transaction is entered into, the AFIS Master Funds may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the AFIS Master Funds may sell such securities.

The AFIS Master Funds may enter into roll transactions, such as a mortgage dollar roll where an AFIS Master Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. During the period between the sale and repurchase (the “roll period”), the AFIS Master Fund forgoes principal and interest paid on the mortgage-backed securities. The AFIS Master Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of the initial sale. The AFIS Master Fund could suffer a loss if the contracting party fails to perform the future transaction and the AFIS Master Fund is therefore unable to buy back the mortgage-backed securities it initially sold. The AFIS Master Fund also takes the risk that the mortgage-backed securities that it repurchases at a later date will have less favorable market characteristics than the securities originally sold (e.g., greater prepayment risk). These transactions are accounted for as purchase and sale transactions, which may increase the AFIS Master Fund’s portfolio turnover rate.

Repurchase Agreements. The AFIS Master Funds may enter into repurchase agreements under which the AFIS Master Funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. Repurchase agreements permit the AFIS Master Funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the AFIS Master Funds’ custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by CRMC. The AFIS Master Funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by CRMC. If the seller under the repurchase agreement defaults, the AFIS Master Funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the AFIS Master Funds may be delayed or limited.

Obligations backed by the “full faith and credit” of the U.S. Government. U.S. Government obligations are securities backed by the full faith and credit of the U.S. Government. U.S. Government obligations include the following types of securities:

- U.S. Treasury Securities - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full.

- Federal Agency Securities - The securities of certain U.S. Government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Such agencies and entities include The Federal Financing Bank (FFB), the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

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Other Federal Agency Obligations. Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. Government. These obligations include securities issued by certain U.S. Government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency ("FHFA"). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.

As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the AFIS Master Funds were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the AFIS Master Funds’ only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.

The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.

Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.

Temporary Liquidity Guarantee Program - The FDIC will guarantee payment of new senior unsecured debt issued by FDIC-insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies. The guarantee will cover all new senior unsecured debt issued under this program, including commercial paper, issued by these entities on or before December 31, 2009. Entities eligible to participate in this program may also issue debt that is not guaranteed by the FDIC. The guarantee will extend only until December 31, 2012, even if the debt has not then matured.

Commercial Paper Funding Facility (CPFF) - The Federal Reserve Bank of New York will lend money to a special purpose vehicle that will purchase eligible commercial paper from eligible issuers from October 27, 2008 until February 1, 2010. Under the CPFF, eligible issuers are U.S. domiciled issuers of commercial paper (including those with parent companies outside the U.S.) and eligible commercial paper must have a three month maturity, be U.S. dollar denominated and be rated at least A-1/P-1/F1 by two or more nationally recognized rating agencies.

Asset Backed Commercial Paper Money Market Fund Liquidity Facility (AMLF) - The Federal Reserve Bank of Boston will lend money to eligible borrowers, including U.S. depository institutions, bank holding companies and U.S. branches and agencies of banks domiciled outside the United States, in order to fund purchases of eligible asset backed commercial paper from money market funds until February 1, 2010. Under the AMLF, eligible asset backed commercial paper must be issued by a U.S. issuer that was in existence on September 18, 2008, be U.S. dollar denominated, be rated at least A-1, P-1 or F1 by at least two major rating agencies (or in the top rating category if rated by only one agency) and have a maturity that does not exceed 120 days if the borrower is a bank or 270 days for nonbank borrowers.

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Government guarantees outside the U.S. - Various governments outside the U.S. have implemented or announced programs under which the government or a government agency will guarantee debt, including commercial paper, of financial institutions in that country.

Pass-Through Securities. The AFIS Master Funds may invest in various debt obligations backed by pools of mortgages, corporate loans or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. The risks of an investment in these obligations depend in part on the type of collateral securing the obligations and the class of the instrument in which the AFIS Master Fund invests. These securities include:

- Mortgage-Backed Securities - These securities may be issued by U.S. Government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. Government agencies may be guaranteed by the full faith and credit of the U.S. Government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. Government agencies and the underlying mortgages are not subject to the same underwriting requirements. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.

- Adjustable Rate Mortgage-Backed Securities - Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits the AFIS Master Funds to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the AFIS Master Funds can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the AFIS Master Funds, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities. The AFIS Master Funds' current practice is to invest primarily in ARMS issued by U.S. Government sponsored entities.

- Collateralized Mortgage Obligations (CMOs) - CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. Government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

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- Commercial Mortgage-Backed Securities - These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.

- Asset-Backed Securities - These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.

- Collateralized Bond Obligations (CBOs) and Collateralized Loan Obligations (CLOs) - A CBO is a trust typically backed by a diversified pool of fixed-income securities, which may include high risk, lower rated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including lower rated loans. CBOs and CLOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest and highest yielding portion is the “equity” tranche which bears the bulk of any default by the bonds or loans in the trust and is constructed to protect the other, more senior tranches from default. Since they are partially protected from defaults, the more senior tranches typically have higher ratings and lower yields than the underlying securities in the trust and can be rated investment grade. Despite the protection from the equity tranche, the more senior tranches can still experience substantial losses due to actual defaults of the underlying assets, increased sensitivity to defaults due to impairment of the collateral or the more junior tranches, market anticipation of defaults, as well as potential general aversions to CBO or CLO securities as a class. Normally, these securities are privately offered and sold, and thus, are not registered under the securities laws. CBOs and CLOs may be less liquid, may exhibit greater price volatility and may be more difficult to value than other securities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

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Warrants and Rights. The AFIS Master Funds may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed-income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.

Depositary Receipts. Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Certain AFIS Master Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Inflation-Linked Bonds. The AFIS Master Funds may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers ("CPURNSA"). If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation-Protected Securities (TIPS), currently the only inflation-linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. Government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

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Other non-U.S. sovereign governments also issue inflation-linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation-linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation-linked securities are currently the largest part of the inflation-linked market, the AFIS Master Funds may invest in corporate inflation-linked securities.

The value of inflation-linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation protected securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected securities. There can be no assurance, however, that the value of inflation protected securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation-linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation-linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation-linked securities currently available for the AFIS Master Funds to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Real Estate Investment Trusts. Real estate investment trusts (“REITs”), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable favorable tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Variable and Floating Rate Obligations. The interest rates payable on certain securities and other instruments in which certain of the AFIS Master Funds may invest may not be fixed but may fluctuate based upon changes in market interest rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market interest rates or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the net asset value of the fund’s shares.

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The London Interbank Offered Rate (“LIBOR”) is one of the most widely used interest rate benchmarks and is intended to represent the rate at which contributing banks may obtain short-term borrowings from each other in the London interbank market. On July 27, 2017, the U.K. Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade or compel banks to submit rates for the calculation of LIBOR after 2021. As a result, post-2021, LIBOR may no longer be available or may no longer be deemed an appropriate reference rate upon which to determine the interest rate on certain loans, bonds, derivatives and other instruments in the fund’s portfolio. In light of this eventuality, public and private sector industry initiatives are currently underway to identify new or alternative reference rates to be used in place of LIBOR. There is no assurance that the composition or characteristics of any such alternative reference rate will be similar to or produce the same value or economic equivalence as LIBOR or that instruments using an alternative rate will have the same volume or liquidity. This, in turn, may affect the value or return on certain of the fund’s investments, result in costs incurred in connection with closing out positions and entering into new trades and reduce the effectiveness of related fund transactions such as hedges. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021. These risks may also apply with respect to potential changes in connection with other interbank offering rates (e.g., Euribor) and other indices, rates and values that may be used as “benchmarks” and are the subject of recent regulatory reform.

Cash and Cash Equivalents. The AFIS Master Funds may hold cash or invest in cash equivalents. Cash equivalents include (a) shares of money market or similar funds managed by the investment adviser or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. Government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.

“Savings association obligations” include certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations.

“Floating rate obligations” have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). CRMC considers floating rate obligations to be liquid investments because a number of securities dealers make active markets in these securities.

Commercial Paper. The AFIS Master Funds may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.

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Commercial paper in which the AFIS Master Funds may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the 1933 Act. Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by an AFIS Master Funds. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the AFIS Master Funds’ board of trustees.

Restricted or Illiquid Securities. The AFIS Master Funds may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the AFIS Master Funds or cause them to incur additional administrative costs.

Some AFIS Master Funds’ holdings (including some restricted securities) may be deemed illiquid if the AFIS Master Fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the CRMC under a liquidity risk management program adopted by the AFIS Master Funds’ board and administered by CRMC. The AFIS Master Funds may incur significant additional costs in disposing of illiquid securities.

Loan Assignments and Participations. The AFIS Master Funds may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes.

Some loans may be secured in whole or in part by assets or other collateral. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default. CRMC generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the AFIS Master Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the AFIS Master Fund is committed to advance additional funds, the AFIS Master Fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the AFIS Master Fund’s only recourse will be against the collateral securing the DIP financing.

CRMC generally chooses not to receive this information. As a result, CRMC may be at a disadvantage compared to other investors that may receive such information.

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CRMC’s decision not to receive material, non-public information may impact CRMC’s ability to assess a borrower’s requests for amendments or waivers to provisions in the loan agreement. However, CRMC may on a case-by-case basis decide to receive such information when it deems prudent. In these situations, CRMC may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The AFIS Master Funds normally acquire loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the AFIS Master Funds purchase assignments they acquire direct contractual rights against the borrower on the loan. The AFIS Master Funds acquire the right to receive principal and interest payments directly from the borrower and to enforce their rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by an AFIS Master Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the AFIS Master Fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The AFIS Master Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the AFIS Master Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the AFIS Master Funds may not directly benefit from any collateral supporting the loan in which they have purchased the participation and the AFIS Master Funds will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the AFIS Master Funds will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, an AFIS Master Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Investments in loan participations and assignments present the possibility that the AFIS Master Funds could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the AFIS Master Funds could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The AFIS Master Funds anticipate that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Reverse Repurchase Agreements. Master Capital World Bond Fund is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by an AFIS Master Fund and its agreement to repurchase the security at a specified time and price. An AFIS Master Fund will segregate liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowing by an AFIS Master Fund. The use of reverse repurchase agreements by an AFIS Master Fund creates leverage which increases the AFIS Master Fund’s investment risk. As an AFIS Master Fund’s aggregate commitments under these reverse repurchase agreements increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, an AFIS Master Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, an AFIS Master Fund’s earnings or net asset value would decline faster than otherwise would be the case.

Municipal Bonds. Municipal bonds are debt obligations generally issued to obtain funds for various public purposes, including the construction of public facilities. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.

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The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.

Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming and housing facilities. Although the security behind these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer's obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.

Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.

Insured Municipal Bonds. The AFIS Master Fund may invest in municipal bonds that are insured generally as to the timely payment of interest and principal. The insurance for such bonds may be purchased by the bond issuer, the fund or any other party, and is usually purchased from private, non-governmental insurance companies. Insurance that covers a municipal bond is expected to protect the fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not guarantee the market value of the bond or the prices of the fund’s shares. Also, CRMC cannot be certain that the insurance company will make payments it guarantees. When rating agencies lower or withdraw the credit rating of the insurer, the insurance may be providing little or no enhancement of credit or resale value to the municipal bond.

Maturity. There are no restrictions on the maturity compositions of the portfolios of certain AFIS Master Funds. Certain AFIS Master Funds invest in debt securities with a wide range of maturities. Under normal market conditions, longer-term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Adjustment of maturities - The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly, keeping in mind the fund’s objectives

Derivatives. In pursuing its investment objective, certain AFIS Master Funds may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts, as described above under “Currency transactions,” the AFIS Master Fund may take positions in futures contracts, interest rate swaps and credit default swap indices, each of which is a derivative instrument described in greater detail below.

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Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (OTC) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the AFIS Master Fund as a result of the failure of the AFIS Master Fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the AFIS Master Fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the AFIS Master Fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the AFIS Master Fund’s investment in a derivative instrument may result in losses. Further, if an AFIS Master Fund’s counterparty were to default on its obligations, the AFIS Master Fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the AFIS Master Fund’s rights as a creditor and delay or impede the AFIS Master Fund’s ability to receive the net amount of payments that it is contractually entitled to receive.

The value of some derivative instruments in which the fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the AFIS Master Fund’s other investments, the ability of the AFIS Master Fund to successfully utilize such derivative instruments may depend in part upon the ability of the fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the AFIS Master Fund’s derivative investment strategy will also depend on CRMC’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the AFIS Master Fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If CRMC incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if CRMC incorrectly predicts the impact of developments on a derivative instrument, the AFIS Master Fund could be exposed to the risk of loss.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately negotiated OTC derivatives, the AFIS Master Fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the AFIS Master Fund’s derivative positions, the AFIS Master Fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the AFIS Master Fund.

Because certain derivative instruments may obligate the AFIS Master Fund to make one or more potential future payments, which could significantly exceed the value of the AFIS Master Fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the AFIS Master Fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the AFIS Master Fund’s investment in the instrument. When the AFIS Master Fund leverages its portfolio, investments in that AFIS Master Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with applicable regulatory requirements, the AFIS Master Fund will generally segregate or earmark liquid assets, or enter into offsetting financial positions, to cover its obligations under derivative instruments, effectively limiting the risk of leveraging the AFIS Master Fund’s portfolio. Because the AFIS Master Fund is legally required to maintain asset coverage or offsetting positions in connection with leveraging derivative instruments, the AFIS Master Fund’s investments in such derivatives may also require the AFIS Master Fund to buy or sell portfolio securities at disadvantageous times or prices in order to comply with applicable requirements.

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Futures — The AFIS Master Fund may enter into futures contracts to seek to manage the AFIS Master Fund’s interest rate sensitivity by increasing or decreasing the duration of the AFIS Master Fund or a portion of the AFIS Master Fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the AFIS Master Fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the AFIS Master Fund purchases or sells a security, such as a stock or bond, no price is paid or received by the AFIS Master Fund upon the purchase or sale of a futures contract. When the AFIS Master Fund enters into a futures contract, the AFIS Master Fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the AFIS Master Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the AFIS Master Fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the AFIS Master Fund but is instead a settlement between the AFIS Master Fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the AFIS Master Fund will mark-to-market its open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the AFIS Master Fund, the AFIS Master Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the AFIS Master Fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the AFIS Master Fund.

When the AFIS Master Fund invests in futures contracts and deposits margin with an FCM, the AFIS Master Fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the AFIS Master Fund, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is more, the AFIS Master Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the AFIS Master Fund realizes a gain; if it is less, the fund realizes a loss.

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The AFIS Master Fund is generally required to segregate liquid assets equivalent to the AFIS Master Fund’s outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the AFIS Master Fund will segregate or earmark liquid assets in an amount equal to the contract price the AFIS Master Fund will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the AFIS Master Fund will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the AFIS Master Fund is permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the AFIS Master Fund’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the AFIS Master Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to its net obligation under cash-settled futures, the AFIS Master Fund may be able to utilize these contracts to a greater extent than if the AFIS Master Fund were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the AFIS Master Fund has assets available to satisfy its obligations with respect to futures contracts and to limit any potential leveraging of the AFIS Master Fund’s portfolio. However, segregation of liquid assets will not limit the AFIS Master Fund’s exposure to loss. To maintain a sufficient amount of segregated assets, the AFIS Master Fund may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the AFIS Master Fund’s ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the AFIS Master Fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the AFIS Master Fund had purchased the reference asset directly. When the AFIS Master Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the AFIS Master Fund may be prevented from promptly liquidating unfavorable futures positions and the AFIS Master Fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the AFIS Master Fund to substantial losses. Additionally, the AFIS Master Fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the AFIS Master Fund would remain obligated to meet margin requirements until the position is cleared. As a result, the AFIS Master Fund’s access to other assets held to cover its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the AFIS Master Fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

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Interest rate swaps — The AFIS Master Fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the AFIS Master Fund by increasing or decreasing the duration of the AFIS Master Fund or a portion of the AFIS Master Fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the AFIS Master Fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The AFIS Master Fund will generally segregate assets with a daily value at least equal to the excess, if any, of the AFIS Master Fund’s accrued obligations under the swap agreement over the accrued amount the AFIS Master Fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.

The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by the fund’s investment adviser. To the extent the AFIS Master Fund enters into bilaterally negotiated swap transactions, the AFIS Master Fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, an AFIS Master Fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

Credit Default Swap Indices — In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the AFIS Master Funds may invest in credit default swap indices (“CDXs”). A CDX is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDX transaction, one party — the protection buyer — is obligated to pay the other party — the protection seller — a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits.

The AFIS Master Funds may enter into a CDX transaction as either protection buyer or protection seller. If the AFIS Master Fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the AFIS Master Fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the AFIS Master Fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the AFIS Master Funds, coupled with the periodic payments previously received by the AFIS Master Funds, may be less than the full notional value that the AFIS Master Funds, as a protection seller, pay to the counterparty protection buyer, effectively resulting in a loss of value to the AFIS Master Funds. Furthermore, as a protection seller, the AFIS Master Funds would effectively add leverage to their portfolio because they would have investment exposure to the notional amount of the swap transaction.

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The use of CDX, like all other swap agreements, is subject to certain risks, including the risk that the AFIS Master Funds’ counterparties will default on their obligations. If such a default were to occur, any contractual remedies that the AFIS Master Funds might have may be subject to applicable bankruptcy laws, which could delay or limit the AFIS Master Funds’ recovery. Thus, if the AFIS Master Funds’ counterparties to a CDX transaction defaults on their obligation to make payments thereunder, the AFIS Master Funds may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays. Certain CDX transactions are subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps.

Additionally, when the AFIS Master Funds invest in a CDX as a protection seller, the AFIS Master Funds will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If CRMC does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDX is based, the investment could result in losses to the AFIS Master Funds.

Pursuant to regulations and published positions of the U.S. Securities and Exchange Commission, the AFIS Master Funds’ obligations under a CDX agreement will be accrued daily and, where applicable, offset against any amounts owing to the AFIS Master Funds. In connection with CDX transactions in which the AFIS Master Funds act as protection buyer, the AFIS Master Funds will segregate liquid assets, or enter into offsetting positions, with a value at least equal to the AFIS Master Funds’ exposure (i.e., any accrued but unpaid net amounts owed by the AFIS Master Funds to any counterparty), on a marked-to-market basis, less the value of any posted margin. When the AFIS Master Funds act as protection seller, the AFIS Master Funds will segregate liquid assets, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap, less the value of any posted margin. Such segregation is intended to ensure that the AFIS Master Funds have assets available to satisfy their obligations with respect to CDX transactions and to limit any potential leveraging of the AFIS Master Funds’ portfolios. However, segregation of liquid assets will not limit the AFIS Master Funds’ exposure to loss. To maintain this required margin, the AFIS Master Funds may also have to sell portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the AFIS Master Funds’ ability to otherwise invest those assets in other securities or instruments.

Equity-linked notes. The Fund may purchase equity-linked notes to enhance the current income of its portfolio. Equity-linked notes are hybrid instruments that are specially designed to combine the characteristics of one or more reference securities — usually a single stock, a stock index or a basket of stocks — and a related equity derivative, such as a put or call option, in a single note form. For example, an equity-linked note that refers to the stock of an issuer may be the economic equivalent of holding a position in that stock and simultaneously selling a call option on that stock with a strike price greater than the current stock price. The holder of the note would be exposed to decreases in the price of the equity to the same extent as if it held the equity directly. However, if the stock appreciated in value, the noteholder would only benefit from stock price increases up to the strike price (i.e., the point at which the holder of the call option would be expected to exercise its right to buy the underlying stock). Additionally, the terms of an equity-linked note may provide for periodic interest payments to holders at either a fixed or floating rate.

As described in the example above, the return on an equity-linked note is generally tied to the performance of the underlying reference security or securities. In addition to any interest payments made during the term of the note, at maturity, the noteholder usually receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, the maximum principal amount to be repaid on the equity-linked note may be capped. For example, in consideration for greater current income or yield, a noteholder may forego its participation in the capital appreciation of the underlying equity assets above a predetermined price limit. Alternatively, if the linked securities have depreciated in value, or if their price fluctuates outside of a preset range, the noteholder may receive only the principal amount of the note, or may lose the principal invested in the equity-linked note entirely.

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The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by the fund is similar to the risk involved in the purchase of the underlying linked securities. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which, in the case of unsecured notes, will generally be a major financial institution, and, in the case of collateralized notes, will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. An investment in an equity-linked note bears the risk that the issuer of the note will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or may fail to be repaid, the principal amount of, or income from, its investment. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note. However, depending on the law of the jurisdictions in which an issuer is organized and in which the note is issued, in the event of default, the fund may incur substantial expenses in seeking recovery under an equity-linked note, and may have limited legal recourse in attempting to do so.

Equity-linked notes are often privately placed and may not be rated, in which case the fund will be more dependent than would otherwise be the case on the ability of the investment adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The fund’s successful use of equity-linked notes will usually depend on the investment adviser’s ability to accurately forecast movements in the underlying securities. Should the prices of the underlying securities move in an unexpected manner, or should the structure of the notes respond to market conditions differently than anticipated, the fund may not achieve the anticipated benefits of the investment in the equity-linked note, and it may realize losses, which could be significant and could include the fund’s entire principal investment.

Equity-linked notes are generally designed for the over-the-counter institutional investment market, and the secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the fund to accurately value and/or sell the equity-linked notes in its portfolio.

Loans of Portfolio Securities. Certain AFIS Master Funds may lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by CRMC. The borrower must maintain with the AFIS Master Fund's custodian collateral consisting of cash, cash equivalents or U.S. Government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. CRMC will monitor the adequacy of the collateral on a daily basis. An AFIS Master Fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The AFIS Master Fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. An AFIS Master Fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made. The AFIS Master Fund does not currently intend to engage in this investment practice over the next 12 months.

B.       VANGUARD MASTER FUNDS

New Fund Risks. Although the Vanguard Master Funds have been in existence and thus have an operating history, the JNL/Vanguard Feeder Funds have limited operating history, which may result in additional risk. There can be no assurance that each JNL/Vanguard Feeder Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate or otherwise alter a JNL/Vanguard Feeder Fund. While shareholder interests will be the paramount consideration, the timing of any action may not be favorable to certain individual shareholders.

Some of the investment strategies and policies described on the following pages and in the Vanguard Master Fund’s prospectus set forth percentage limitations on a Vanguard Master Fund’s investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these strategies and policies will be determined immediately after the acquisition of such securities or assets by the Vanguard Master Fund. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Vanguard Master Funds’ investment strategies and policies.

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Borrowing. A Vanguard Master Fund’s ability to borrow money is limited by its investment policies and limitations; by the 1940 Act; and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority with jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets (at the time of borrowing) made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Vanguard Master Fund’s portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased with the proceeds of such borrowing. A Vanguard Master Fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

The SEC takes the position that transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements; engaging in mortgage-dollar-roll transactions; selling securities short (other than short sales “against-the-box”); buying and selling certain derivatives (such as futures contracts); selling (or writing) put and call options; engaging in sale-buybacks; entering into firm-commitment and standby-commitment agreements; engaging in when-issued, delayed-delivery, or forward-commitment transactions; and participating in other similar trading practices. (Additional discussion about a number of these transactions can be found on the following pages.) A borrowing transaction will not be considered to constitute the issuance, by a Vanguard Master Fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Vanguard Master Fund, if the Vanguard Master Fund maintains an offsetting financial position; segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the Vanguard Master Fund’s board of trustees) equal (as determined on a daily mark-to-market basis) in value to the Vanguard Master Fund’s potential economic exposure under the borrowing transaction; or otherwise “covers” the transaction in accordance with applicable SEC guidance (collectively, “covers” the transaction). A Vanguard Master Fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or to fulfill other obligations.

Common Stock. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters, as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.

Convertible Securities. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities. In a corporation’s capital structure, convertible securities are senior to common stock but are usually subordinated to senior debt obligations of the issuer.

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The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible debt security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar debt security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated, and they are generally subject to a high degree of credit risk.

Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertible securities may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security. If a convertible security held by a Vanguard Master Fund is subject to such redemption option and is called for redemption, the Vanguard Master Fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.

Cybersecurity Risks. The increased use of technology to conduct business could subject a Vanguard Master Fund and its third-party service providers (including, but not limited to, investment advisors and custodians) to risks associated with cybersecurity. In general, a cybersecurity incident can occur as a result of a deliberate attack designed to gain unauthorized access to digital systems. If the attack is successful, an unauthorized person or persons could misappropriate assets or sensitive information, corrupt data, or cause operational disruption. A cybersecurity incident could also occur unintentionally if, for example, an authorized person inadvertently released proprietary or confidential information. Vanguard has developed robust technological safeguards and business continuity plans to prevent, or reduce the impact of, potential cybersecurity incidents. Additionally, Vanguard has a process for assessing the information security and/or cybersecurity programs implemented by a fund’s third-party service providers, which helps minimize the risk of potential incidents. Despite these measures, a cybersecurity incident still has the potential to disrupt business operations, which could negatively impact a Vanguard Master Fund and/or its shareholders. Some examples of negative impacts that could occur as a result of a cybersecurity incident include, but are not limited to, the following: a Vanguard Master Fund may be unable to calculate its net asset value (NAV), a Vanguard Master Fund’s shareholders may be unable to transact business, a Vanguard Master Fund may be unable to process transactions on behalf of its shareholders, or a Vanguard Master Fund may be unable to safeguard its data or the personal information of its shareholders.

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Debt Securities. A debt security, sometimes called a fixed income security, consists of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time and to repay the debt on the specified maturity date. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call risk, prepayment risk, extension risk, inflation risk, credit risk, liquidity risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws or an out-of-court restructuring of an issuer's capital structure may result in the issuer’s debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect to the same issuer or a related entity.

Debt Securities - Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: nationalization or expropriation of assets or confiscatory taxation; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital; generally, smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of bond markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and bond markets of certain emerging market countries.

Debt Securities - Foreign Debt Securities. Foreign debt securities are debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign governments and corporations. Foreign debt securities may trade in U.S. or foreign markets. Investing in foreign debt securities involves certain special risk considerations that are not typically associated with investing in debt securities of U.S. issuers.

Depositary Receipts. Depositary receipts (also sold as participatory notes) are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a “depository.” Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution, and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and they are generally designed for use in securities markets outside the United States. Although the two types of depositary receipt facilities (sponsored and unsponsored) are similar, there are differences regarding a holder’s rights and obligations and the practices of market participants.

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A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of nonobjection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of noncash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities. Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipt holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer’s request.

For purposes of a Vanguard Master Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.

Derivatives. A derivative is a financial instrument that has a value based on—or “derived from”—the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, certain forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and certain other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, may be privately negotiated and entered into in the over-the-counter market (OTC Derivatives) or may be cleared through a clearinghouse (Cleared Derivatives) and traded on an exchange or swap execution facility. As a result of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the Dodd-Frank Act), certain swap agreements, such as certain standardized credit default and interest rate swap agreements, must be cleared through a clearinghouse and traded on an exchange or swap execution facility. This could result in an increase in the overall costs of such transactions. While the intent of derivatives regulatory reform is to mitigate risks associated with derivatives markets, the new regulations could, among other things, increase liquidity and decrease pricing for more standardized products while decreasing liquidity and increasing pricing for less standardized products. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities or assets on which the derivatives are based.

Derivatives may be used for a variety of purposes including—but not limited to—hedging, managing risk, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, and seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments. Some investors may use derivatives primarily for speculative purposes while other uses of derivatives may not constitute speculation. There is no assurance that any derivatives strategy used by a Vanguard Master Fund’s advisor will succeed. The other parties to the Vanguard Master Funds’ OTC Derivatives contracts (usually referred to as “counterparties”) will not be considered the issuers thereof for purposes of certain provisions of the 1940 Act and the IRC, although such OTC Derivatives may qualify as securities or investments under such laws. The Vanguard Master Funds’ advisors, however, will monitor and adjust, as appropriate, the Vanguard Master Funds’ credit risk exposure to OTC Derivative counterparties.

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

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When the fund enters into a Cleared Derivative, an initial margin deposit with a Futures Commission Merchant (FCM) is required. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a Cleared Derivative over a fixed period. If the value of the Vanguard Master Fund’s Cleared Derivatives declines, the Vanguard Master Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the Vanguard Master Fund’s Cleared Derivatives increases, the FCM will be required to make additional “variation margin” payments to the Vanguard Master Fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis.

For OTC Derivatives, the Vanguard Master Fund is subject to the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a Vanguard Master Fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with certain OTC Derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Derivatives may be subject to pricing or “basis” risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

Because certain derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance, by a Vanguard Master Fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Vanguard Master Fund, if the Vanguard Master Fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund’s interest. A Vanguard Master Fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the Vanguard Master Fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Vanguard Master Fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives (in particular, OTC Derivatives) are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Vanguard Master Fund.

Eurodollar and Yankee Obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issuers, most notably income risk (and, to a lesser extent, credit risk, market risk, and liquidity risk). Additionally, Eurodollar (and, to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issuers in which a Vanguard Master Fund invests, and they will have at least the same financial strength as the domestic issuers approved for the Vanguard Master Fund.

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Exchange-Traded Funds. A Vanguard Master Fund may purchase shares of exchange-traded funds (ETFs). Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.

An investment in an ETF generally presents the same principal risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Vanguard Master Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade at a discount or a premium to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; and (3) trading of an ETF’s shares may be halted by the activation of individual or market wide trading halts (which halt trading for a specific period of time when the price of a particular security or overall market prices decline by a specified percentage). Trading of an ETF’s shares may also be halted if the shares are delisted from the exchange without first being listed on another exchange or if the listing exchange’s officials determine that such action is appropriate in the interest of a fair and orderly market or for the protection of investors.

Most ETFs are investment companies. Therefore, a Vanguard Master Fund’s purchases of ETF shares generally are subject to the limitations on, and the risks of, a Vanguard Master Fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Foreign Securities. Typically, foreign securities are considered to be equity or debt securities issued by entities organized, domiciled, or with a principal executive office outside the United States, such as foreign corporations and governments. Securities issued by certain companies organized outside the United States may not be deemed to be foreign securities if the company’s principal operations are conducted from the United States or when the company’s equity securities trade principally on a U.S. stock exchange. Foreign securities may trade in U.S. or foreign securities markets. A Vanguard Master Fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Direct investments in foreign securities may be made either on foreign securities exchanges or in the over-the-counter (OTC) markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.

Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there are multiple risks that could result in a loss to the Vanguard Master Fund, including, but not limited to, the risk that a Vanguard Master Fund’s trade details could be incorrectly or fraudulently entered at the time of a transaction. Securities of foreign issuers are generally more volatile and less liquid than securities of comparable U.S. issuers, and foreign investments may be effected through structures that may be complex or confusing. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States. The risk that securities traded on foreign exchanges may be suspended, either by the issuers themselves, by an exchange, or by government authorities, is also heightened. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments that could affect U.S. investments in those countries. Additionally, economic or other sanctions imposed on the United States by a foreign country, or imposed on a foreign country or issuer by the United States, could impair a fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain investment securities. Sanctions could also affect the value and/or liquidity of a foreign security.

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Although an advisor will endeavor to achieve the most favorable execution costs for a Vanguard Master Fund’s portfolio transactions in foreign securities under the circumstances, commissions and other transaction costs are generally higher than those on U.S. securities. In addition, it is expected that the custodian arrangement expenses for a Vanguard Master Fund that invests primarily in foreign securities will be somewhat greater than the expenses for a Vanguard Master Fund that invests primarily in domestic securities. Additionally, bankruptcy laws vary by jurisdiction and cash deposits may be subject to a custodian’s creditors. Certain foreign governments levy withholding or other taxes against dividend and interest income from, capital gains on the sale of, or transactions in foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from such securities.

The value of the foreign securities held by a Vanguard Master Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and it tends to increase when the value of the U.S. dollar falls against such currency (as discussed under the heading “Foreign Securities—Foreign Currency Transactions,” a Vanguard Master Fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred from converting between various currencies in order to purchase and sell foreign securities, as well as by currency restrictions, exchange control regulations, currency devaluations, and political and economic developments.

Foreign Securities - China A-shares Risk. China A-shares (A-shares) are shares of mainland Chinese companies that are traded locally on the Shanghai and Shenzhen stock exchanges. In order to invest in A-shares, a foreign investor must have access to an investment quota through a Qualified Foreign Institutional Investor (QFII) or a Renminbi QFII (RQFII) license holder. A-shares are also available through the China Stock Connect program, subject to separate quota limitations. The developing state of the investment and banking systems of the People’s Republic of China (China, or the PRC) subjects the settlement, clearing, and registration of securities transactions to heightened risks. Additionally, there are foreign ownership limitations that may result in limitations on investment or the return of profits if a Vanguard Master Fund purchases and sells shares of an issuer in which it owns 5% or more of the shares issued within a six-month period. It is unclear if the 5% ownership will be determined by aggregating the holdings of a Vanguard Master Fund with affiliated Vanguard Master Funds.

Due to these restrictions, it is possible that the A-shares quota available to a Vanguard Master Fund as a foreign investor may not be sufficient to meet the Vanguard Master Fund’s investment needs. In this situation, a Vanguard Master Fund may seek an alternative method of economic exposure, such as by purchasing other classes of securities or depositary receipts or by utilizing derivatives. Any of these options could increase a Vanguard Master Fund’s index sampling risk (for index funds) or investment cost. Additionally, investing in A-shares generally increases emerging markets risk due in part to government and issuer market controls and the developing settlement and legal systems.

Investing in China A-shares through Stock Connect. The China Stock Connect program (Stock Connect) is a mutual market access program designed to, among other things, enable foreign investment in the PRC via brokers in Hong Kong. A QFII/RQFII license is not required to trade via Stock Connect. There are significant risks inherent in investing in A-shares through Stock Connect. Specifically, trading can be affected by a number of issues. Stock Connect can only operate when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As such, if one or both markets are closed on a U.S. trading day, a Vanguard Master Fund may not be able to dispose of its shares in a timely manner, which could adversely affect the Vanguard Master Fund’s performance. Trading through Stock Connect may require pre-delivery or pre-validation of cash or securities to or by a broker. If the cash or securities are not in the broker’s possession before the market opens on the day of selling, the sell order will be rejected. This requirement may limit a fund’s ability to dispose of its A-shares purchased through Stock Connect in a timely manner. Additionally, Stock Connect is subject to daily quota limitations on purchases into the PRC. Once the daily quota is reached, orders to purchase additional A-shares through Stock Connect will be rejected. In addition, a fund’s purchase of A-shares through Stock Connect may only be subsequently sold through Stock Connect and is not otherwise transferable. Stock Connect utilizes an omnibus clearing structure, and the fund’s shares will be registered in its custodian’s name on the Hong Kong Central Clearing and Settlement System. This may limit an advisor’s ability to effectively manage a Vanguard Master Fund’s holdings, including the potential enforcement of equity owner rights.

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Foreign Securities - Emerging Market Risk. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and it imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets and possible arbitrary and unpredictable enforcement of securities regulations and other laws; controls on foreign investment and limitations on repatriation of invested capital and on the fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency-hedging techniques in certain emerging market countries; generally smaller, less seasoned, or newly organized companies; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; difficulty in obtaining and/or enforcing a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Custodial services and other investment-related costs are often more expensive in emerging market countries, which can reduce a fund’s income from investments in securities or debt instruments of emerging market country issuers.

Foreign Securities - Foreign Currency Transactions. The value in U.S. dollars of a Vanguard Master Fund’s non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Vanguard Master Fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a Vanguard Master Fund may engage in foreign currency transactions in connection with its investments in foreign securities. A Vanguard Master Fund will enter into foreign currency transactions only to attempt to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance, by a Vanguard Master Fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Vanguard Master Fund, if the fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a Vanguard Master Fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Vanguard Master Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a Vanguard Master Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

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A Vanguard Master Fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and “cross-hedge” transactions. In cross-hedge transactions, a Vanguard Master Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or to take advantage of a more liquid or more efficient market for the tracking currency. Such cross-hedges are expected to help protect a Vanguard Master Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

A Vanguard Master Fund may hold a portion of its assets in bank deposits denominated in foreign currencies so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these assets are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward currency contract. Accordingly, a Vanguard Master Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks and may leave a Vanguard Master Fund in a less advantageous position than if such a hedge had not been established. Because forward currency contracts are privately negotiated transactions, there can be no assurance that a Vanguard Master Fund will have flexibility to roll over a forward currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.

Foreign Securities - Foreign Investment Companies. Some of the countries in which a Vanguard Master Fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Vanguard Master Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve layered fees or expenses and may also be subject to the limitations on, and the risks of, a Vanguard Master Fund’s investments in other investment companies, which are described under the heading “Other Investment Companies.”

Foreign Securities - Russian Market Risk. There are significant risks inherent in investing in Russian securities. The underdeveloped state of Russia’s banking system subjects the settlement, clearing, and registration of securities transactions to significant risks. In March of 2013, the National Settlement Depository (NSD) began acting as a central depository for the majority of Russian equity securities; the NSD is now recognized as the Central Securities Depository in Russia.

For Russian issuers with fewer than 50 shareholders, ownership records are maintained only by registrars who are under contract with the issuers and are currently not settled with the NSD. Although a Russian sub custodian will maintain copies of the registrar’s records (Share Extracts) on its premises, such Share Extracts are not recorded with the NSD and may not be legally sufficient to establish ownership of securities. The registrars may not be independent from the issuer, are not necessarily subject to effective state supervision, and may not be licensed with any governmental entity. A Vanguard Master Fund will endeavor to ensure by itself or through a custodian or other agent that the Vanguard Master Fund’s interest continues to be appropriately recorded for Russian issuers with fewer than 50 shareholders by inspecting the share register and by obtaining extracts of share registers through regular confirmations. However, these extracts have no legal enforceability, and the possibility exists that a subsequent illegal amendment or other fraudulent act may deprive the Vanguard Master Fund of its ownership rights or may improperly dilute its interest. In addition, although applicable Russian regulations impose liability on registrars for losses resulting from their errors, a Vanguard Master Fund may find it difficult to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

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Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be “long” the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be “short” the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash-settled futures contracts, the cash settlement amount is equal to the difference between the final settlement or market price for the relevant commodity on the last trading day of the contract and the price for the relevant commodity agreed upon at the outset of the contract. Most futures contracts, however, are not held until maturity but instead are “offset” before the settlement date through the establishment of an opposite and equal futures position.

The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit “initial margin” with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as an amount equal to the volatility in market value of a contract over a fixed period. If the value of the Vanguard Master Fund’s position declines, the Vanguard Master Fund will be required to make additional “variation margin” payments to the FCM to settle the change in value. If the value of the Vanguard Master Fund’s position increases, the FCM will be required to make additional “variation margin” payments to the Vanguard Master Fund to settle the change in value. This process is known as “marking-to-market” and is calculated on a daily basis. A futures transaction will not be considered to constitute the issuance, by a Vanguard Master Fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Vanguard Master Fund, if the Vanguard Master Fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the “exercise” or “strike” price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.

A Vanguard Master Fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as previously described in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance, by a Vanguard Master Fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Vanguard Master Fund, if the Vanguard Master Fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

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The Vanguard Master Funds intend to comply with Rule 4.5 under the Commodity Exchange Act (CEA), under which a mutual fund may be excluded from the definition of the term Commodity Pool Operator (CPO) if the Vanguard Master Fund meets certain conditions such as limiting its investments in certain CEA-regulated instruments (e.g., futures, options, or swaps) and complying with certain marketing restrictions. Accordingly, Vanguard is not subject to registration or regulation as a CPO with respect to the Vanguard Master Funds under the CEA. A Vanguard Master Fund will only enter into futures contracts and futures options that are traded on a U.S. or foreign exchange, board of trade, or similar entity or that are quoted on an automated quotation system.

Futures Contracts and Options on Futures Contracts—Risks. The risk of loss in trading futures contracts and in writing futures options can be substantial because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) for the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a Vanguard Master Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Vanguard Master Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a Vanguard Master Fund may be required to make delivery of the instruments underlying the futures positions it holds.

A Vanguard Master Fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange that provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day, and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. U.S. Treasury futures are generally not subject to such daily limits.

A Vanguard Master Fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the Vanguard Master Fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Vanguard Master Fund. Although hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Vanguard Master Fund investments.

A Vanguard Master Fund could lose margin payments it has deposited with its FCM if, for example, the FCM breaches its agreement with the Vanguard Master Fund or becomes insolvent or goes into bankruptcy. In that event, the Vanguard Master Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Vanguard Master Fund.

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Hybrid Instruments. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock, or other traditional investment, but a hybrid may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.

Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks; perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes; contingent convertible securities, which are fixed income securities that, under certain circumstances, either convert into common stock of the issuer or undergo a principal write-down by a predetermined percentage if the issuer’s capital ratio falls below a predetermined trigger level; and trust-preferred securities, which are preferred stocks of a special-purpose trust that holds subordinated debt of the corporate parent. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil. In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or the interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each, a benchmark). For some hybrids, the principal amount payable at maturity or the interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark, thus magnifying movements within the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Vanguard Master Fund to the credit risk of the issuer of the hybrids. Depending on the level of a Vanguard Master Fund’s investment in hybrids, these risks may cause significant fluctuations in the Vanguard Master Fund’s net asset value. Hybrid instruments may also carry liquidity risk because the instruments are often “customized” to meet the needs of an issuer or, sometimes, the portfolio needs of a particular investor, and therefore the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities.

Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Vanguard Master Funds’ investments in these products may be subject to the limitations described under the heading “Other Investment Companies.”

Interfund Borrowing and Lending. The SEC has granted an exemption permitting registered open-end Vanguard Master Funds to participate in Vanguard’s interfund lending program. This program allows the Vanguard Master Funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirements that (1) no Vanguard Master Fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction, (2) no Vanguard Master Fund may lend money if the loan would cause its aggregate outstanding loans through the program to exceed 15% of its net assets at the time of the loan, and (3) a Vanguard Master Fund’s interfund loans to any one Vanguard fund shall not exceed 5% of the lending Vanguard Master Fund’s net assets. In addition, a Vanguard Master Fund may participate in the program only if and to the extent that such participation is consistent with the Vanguard Master Fund’s investment objective and investment policies. The boards of trustees of the Vanguard Master Funds is responsible for overseeing the interfund lending program. Any delay in repayment to a lending Master Fund could result in a lost investment opportunity or additional borrowing costs.

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Investing for Control. Each Vanguard Master Fund invests in securities and other instruments for the sole purpose of achieving a specific investment objective. As such, a Vanguard Master Fund does not seek to acquire, individually or collectively with any other Vanguard fund, enough of a company’s outstanding voting stock to have control over management decisions. A Vanguard fund does not invest for the purpose of controlling a company’s management.

Options. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a “premium,” the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call option) or to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty whereas for exchange-traded centrally cleared options, credit risk is mutualized through the involvement of the applicable clearing house.

The buyer (or holder) of an option is said to be “long” the option, while the seller (or writer) of an option is said to be “short” the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price, which is the predetermined price at which the option may be exercised. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the “premium.” The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance, by a Vanguard Master Fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Vanguard Master Fund, if the Vanguard Master Fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

If a trading market, in particular options, were to become unavailable, investors in those options (such as the Vanguard Master Fund) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying instrument moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying instruments and related instruments. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.

A Vanguard Master Fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the Vanguard Master Fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment, which could cause substantial losses for the Vanguard Master Fund. Although hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Vanguard Master Fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Vanguard Master Fund.

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OTC Swap Agreements. An over-the-counter (OTC) swap agreement, which is a type of derivative, is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.

Examples of OTC swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, excess return swaps, and total return swaps. Most OTC swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a Vanguard Master Fund’s current obligations (or rights) under an OTC swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. OTC swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.

An OTC option on an OTC swap agreement, also called a “swaption,” is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based “premium.” A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.

The use of OTC swap agreements by a Vanguard Master Fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. OTC swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of an OTC swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.

OTC swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If an OTC swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, OTC swap transactions may be subject to a Vanguard Master Fund’s limitation on investments in illiquid securities.

OTC swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive or inexpensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the OTC swap agreement.

Because certain OTC swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain OTC swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged OTC swap transaction will not be considered to constitute the issuance, by a Vanguard Master Fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Vanguard Master Fund, if the Vanguard Master Fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

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Like most other investments, OTC swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Vanguard Master Fund’s interest. A Vanguard Master Fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing OTC swap positions for the Vanguard Master Fund. If the advisor attempts to use an OTC swap as a hedge against, or as a substitute for, a portfolio investment, the Vanguard Master Fund will be exposed to the risk that the OTC swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Vanguard Master Fund. Although hedging strategies involving OTC swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Vanguard Master Fund investments. Many OTC swaps are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Vanguard Master Fund.

The use of an OTC swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a Vanguard Master Fund’s advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.

The market for OTC swaps and swaptions is a relatively new market. It is possible that developments in the market could adversely affect a Vanguard Master Fund, including its ability to terminate existing OTC swap agreements or to realize amounts to be received under such agreements. As previously noted under the heading “Derivatives,” under the Dodd-Frank Act, certain swaps that may be used by a Vanguard Master Fund may be cleared through a clearinghouse and traded on an exchange or swap execution facility.

Other Investment Companies. A Vanguard Master Fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a Vanguard Master Fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. In addition, no Vanguard Master Fund for which Vanguard acts as an advisor may, in the aggregate, own more than 10% of the voting stock of a closed-end investment company. The 1940 Act and related rules provide certain exemptions from these restrictions, for example, Vanguard Master Funds that invest in other funds within the same group of investment companies. If a Vanguard Master Fund invests in other investment companies, shareholders will bear not only their proportionate share of the Vanguard Master Fund’s expenses (including operating expenses and the fees of the advisor), but they also may indirectly bear similar expenses of the underlying investment companies. Certain investment companies, such as business development companies (BDCs), are more akin to operating companies and, as such, their expenses are not direct expenses paid by Vanguard Master Fund shareholders and are not used to calculate the Vanguard Master Fund’s net asset value. SEC rules nevertheless require that any expenses incurred by a BDC be included in a Vanguard Master Fund’s expense ratio as “Acquired Fund Fees and Expenses.” The expense ratio of a Vanguard Master Fund that holds a BDC will thus overstate what the Vanguard Master Fund actually spends on portfolio management, administrative services, and other shareholder services by an amount equal to these Acquired Fund Fees and Expenses. The Acquired Fund Fees and Expenses are not included in a Vanguard Master Fund’s financial statements, which provide a clearer picture of a Vanguard Master Fund’s actual operating expenses. Shareholders would also be exposed to the risks associated not only with the investments of the Vanguard Master Fund but also with the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

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Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation’s earnings. Preferred stock dividends may be cumulative or noncumulative, participating, or auction rate. “Cumulative” dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stock. “Participating” preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject. In addition, preferred stock may be subject to more abrupt or erratic price movements than common stock or debt securities because preferred stock may trade with less frequency and in more limited volume.

Private Equity. Private equity is equity capital that is not quoted on a public exchange. It consists of investors and funds that make investments directly into private companies or conduct buyouts of public companies that result in a delisting of public equity. Capital for private equity is raised from retail and institutional investors, and can be used to fund new technologies, expand working capital within an owned company, make acquisitions, or to strengthen a balance sheet.

Private equity securities should be regarded as illiquid, as they are not listed on an exchange and are generally not transferable. By their nature, investments in privately held companies tend to be riskier than investments in publicly traded companies. Generally, there will be no readily available market for private equity investments and, accordingly, most such investments are difficult to value and can be difficult to exit.

Real Estate Investment Trusts (REITs). An equity REIT owns real estate properties directly and generates income from rental and lease payments. Equity REITs also have the potential to generate capital gains as properties are sold at a profit. A mortgage REIT makes construction, development, and long-term mortgage loans to commercial real estate developers and earns interest income on these loans. A hybrid REIT holds both properties and mortgages. To avoid taxation at the corporate level, REITs must distribute most of their earnings to shareholders.

Investments in REITs are subject to many of the same risks as direct investments in real estate. In general, real estate values can be affected by a variety of factors, including, but not limited to, supply and demand for properties, general or local economic conditions, and the strength of specific industries that rent properties. Ultimately, a REIT’s performance depends on the types and locations of the properties it owns and on how well the REIT manages its properties. For example, rental income could decline because of extended vacancies, increased competition from nearby properties, tenants’ failure to pay rent, regulatory limitations on rents, fluctuations in rental income, variations in market rental rates, or incompetent management. Property values could decrease because of overbuilding in the area, environmental liabilities, uninsured damages caused by natural disasters, a general decline in the neighborhood, losses because of casualty or condemnation, increases in property taxes, or changes in zoning laws.

The value of a REIT may also be affected by changes in interest rates. Rising interest rates generally increase the cost of financing for real estate projects, which could cause the value of an equity REIT to decline. During periods of declining interest rates, mortgagors may elect to prepay mortgages held by mortgage REITs, which could lower or diminish the yield on the REIT. REITs are also subject to heavy cash-flow dependency, default by borrowers, and changes in tax and regulatory requirements. In addition, a REIT may fail to meet the requirements for qualification and taxation as a REIT under the IRC and/or fail to maintain exemption from the 1940 Act.

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Repurchase Agreements. A repurchase agreement is an agreement under which a Vanguard Master Fund acquires a debt security (generally a security issued by the U.S. Government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a bank, a broker, or a dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a Vanguard Master Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Vanguard Master Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. When entering into a repurchase agreement with the Federal Reserve, the collateral received will equal 100% of the value of the repurchase agreement. In addition, the investment advisor will monitor a Vanguard Master Fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a Vanguard Master Fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

The use of repurchase agreements involves certain risks. One risk is the seller’s ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the Vanguard Master Fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Vanguard Master Fund not within its control, and therefore the realization by the Vanguard Master Fund on such collateral may be automatically stayed. Finally, it is possible that the Vanguard Master Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

Restricted and Illiquid Securities. For the Money Market Portfolio, illiquid securities are securities that cannot be sold or disposed of within seven days in the ordinary course of business at approximately the price at which they are valued. For portfolios other than the Money Market Portfolio, illiquid securities are investments that a Vanguard Master Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The SEC limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A Vanguard Master Fund may experience difficulty valuing and selling illiquid securities and, in some cases, may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features), (2) OTC options contracts and certain other derivatives (including certain swap agreements), (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits), (4) certain loan interests and other direct debt instruments, (5) certain municipal lease obligations, (6) private equity investments, (7) commercial paper issued pursuant to Section 4(a)(2) of the 1933 Act, and (8) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a Vanguard Master Fund, it may be treated as a liquid security in accordance with procedures and guidelines approved by the Vanguard Master Fund’s board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a Vanguard Master Fund’s advisor monitors the liquidity of restricted securities, the Vanguard Master Fund’s board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the Vanguard Master Fund trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

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Reverse Repurchase Agreements. In a reverse repurchase agreement, a Vanguard Master Fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the Vanguard Master Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the Vanguard Master Fund may decline below the repurchase price of the securities sold by the Vanguard Master Fund that it is obligated to repurchase. In addition to the risk of such a loss, fees charged to the Vanguard Master Fund may exceed the return the Vanguard Master Fund earns from investing the proceeds received from the reverse repurchase agreement transaction. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance, by a Vanguard Master Fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a Vanguard Master Fund, if the Vanguard Master Fund covers the transaction in accordance with the requirements described under the heading “Borrowing.” A Vanguard Master Fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor. If the buyer in a reverse repurchase agreement becomes insolvent or files for bankruptcy, a Vanguard Master Fund’s use of proceeds from the sale may be restricted while the other party or its trustee or receiver determines if it will honor the Vanguard Master Fund’s right to repurchase the securities. If a Vanguard Master Fund is unable to recover the securities it sold in a reverse repurchase agreement, it would realize a loss equal to the difference between the value of the securities and the payment it received for them.

Securities Lending. A Vanguard Master Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a Vanguard Master Fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the Vanguard Master Fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a Vanguard Master Fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a Vanguard Master Fund is not able to recover the securities lent, the Vanguard Master Fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation. Currently, the Vanguard Master Funds that lend securities invest the cash collateral received in one or more Vanguard CMT Funds, which are low-cost money market funds.

The terms and the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a Vanguard Master Fund may lend to 33 1/3% of the Vanguard Master Fund’s total assets and require that (1) the borrower pledge and maintain with the Vanguard Master Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued or guaranteed by the U.S. Government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower “marks to market” on a daily basis); (3) the loan be made subject to termination by the Vanguard Master Fund at any time; and (4) the Vanguard Master Fund receives reasonable interest on the loan (which may include the Vanguard Master Fund investing any cash collateral in interest-bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by a Vanguard Master Fund will comply with all other applicable regulatory requirements, including the requirement to redeliver the securities within the standard settlement time applicable to the relevant trading market. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the Vanguard Master Fund’s board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the Vanguard Master Fund’s trustees. In addition, voting rights pass with the lent securities, but if a Vanguard Master Fund has knowledge that a material event will occur affecting securities on loan, and in respect to which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A Vanguard Master Fund bears the risk that there may be a delay in the return of the securities, which may impair the Vanguard Master Fund’s ability to vote on such a matter.

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Tax Matters—Federal Tax Treatment of Bonds Issued or Purchased at a Discount. Any investment in zero-coupon bonds, deferred interest bonds, payment-in-kind bonds, certain inflation-adjusted debt instruments, certain stripped securities, and certain securities purchased at a market discount (including certain high yield debt obligations) will cause a Vanguard Master Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Vanguard Master Fund, the Vanguard Master Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold.

Tax Matters—Federal Tax Treatment of Derivatives, Foreign Currency, Hedging, and Related Transactions. A Vanguard Master Fund’s transactions in derivative instruments (including, but not limited to, options, futures, forward contracts, and swap agreements), as well as any of the Vanguard Master Fund’s hedging, short sale, securities loan, or similar transactions, may be subject to one or more special tax rules that accelerate income to the Vanguard Master Fund, defer losses to the Vanguard Master Fund, cause adjustments in the holding periods of the Portfolio’s securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing, and character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Vanguard Master Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Tax Matters - Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a Vanguard Master Fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a Vanguard Master Fund’s total assets are invested in securities of foreign issuers, the Vanguard Master Fund may elect to pass through to shareholders the ability to deduct or, if they meet certain holding period requirements, take a credit for foreign taxes paid by the Vanguard Master Fund. Similarly, if at the close of each quarter of a Vanguard Master Fund’s taxable year, at least 50% of its total assets consist of interests in other regulated investment companies, the Vanguard Master Fund is permitted to elect to pass through to its shareholders the foreign income taxes paid by the Vanguard Master Fund in connection with foreign securities held directly by the Vanguard Master Fund or held by a regulated investment company in which the Vanguard Master Fund invests that has elected to pass through such taxes to shareholders.

Tax Matters - Investments in REITs and Other Mortgage-Related Instruments. If a Vanguard Master Fund invests directly or indirectly, including through a REIT or other pass-through entity, in residual interests in real estate mortgage investment conduits (REMICs) or equity interests in taxable mortgage pools (TMPs), a portion of the Vanguard Master Fund’s income that is attributable to a residual interest in a REMIC or an equity interest in a TMP (such portion referred to in the IRC as an “excess inclusion”) will be subject to U.S. federal income tax in all events—including potentially at the Vanguard Master Fund level—under a notice issued by the IRS in October 2006 and U.S. Treasury regulations that have yet to be issued but may apply retroactively. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a registered investment company will be allocated to shareholders of the registered investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a life insurance company separate account funding a variable contract may be taxed currently to the extent of its share of a Vanguard Master Fund’s excess inclusion income. In general, where excess inclusion income is allocated to a life insurance company separate account funding a variable life insurance or variable annuity contract, such income cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding such contracts.

Tax Matters - Market Discount or Premium. The price of a bond purchased after its original issuance may reflect market discount or premium. Depending on the particular circumstances, market discount may affect the tax character and amount of income required to be recognized by a Vanguard Master Fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply. Premium is generally amortizable over the remaining term of the bond. Depending on the type of bond, premium may affect the amount of income required to be recognized by a Vanguard Master Fund holding the bond and the Vanguard Master Fund’s basis in the bond.

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Tax Matters - Passive Foreign Investment Companies. Special tax considerations apply with respect to investments by a Vanguard Master Fund in certain passive foreign investment companies (PFICs). A foreign company is generally a PFIC if 75% or more of its gross income is passive or if 50% or more of its assets produce passive income. Capital gains on the sale of an interest in a PFIC will be deemed ordinary income regardless of how long the Vanguard Master Fund held it. Also, each Vanguard Master Fund may be subject to corporate income tax and an interest charge on certain dividends and capital gains earned in respect to PFICs interests, whether or not such amounts are distributed to shareholders. To avoid such tax and interest, a Vanguard Master Fund may elect to “mark to market” its PFIC interests, that is, to treat such interests as sold on the last day of the Vanguard Master Fund’s fiscal year and to recognize any unrealized gains (or losses, to the extent of previously recognized gains) as ordinary income each year. This election may cause the Vanguard Master Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Vanguard Master Fund, the Vanguard Master Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Vanguard Master Fund. Distributions from the Vanguard Master Fund that are attributable to income or gains earned in respect to PFIC interests are characterized as ordinary income. Each Vanguard Master Fund may invest in PFICs.

Time Deposits. Time deposits are subject to the same risks that pertain to domestic issuers of money market instruments, most notably credit risk (and, to a lesser extent, income risk, market risk, and liquidity risk). Additionally, time deposits of foreign branches of U.S. banks and foreign branches of foreign banks may be subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of U.S. dollars, from flowing across its borders. Other risks include adverse political and economic developments, the extent and quality of government regulation of financial markets and institutions, the imposition of foreign withholding taxes, and expropriation or nationalization of foreign issuers. However, time deposits of such issuers will undergo the same type of credit analysis as domestic issuers in which a Vanguard Master Fund invests and will have at least the same financial strength as the domestic issuers approved for the Vanguard Master Fund.

Trust Preferred Securities. Trust preferred securities are a type of hybrid security in which a parent company issues subordinated debt to an affiliated special purpose trust, which will in turn issue limited-life preferred securities to investors and common securities to the parent company. Investors will receive distributions of the interest the trust receives on the debt issued by the parent company during the term of the preferred securities. The underlying subordinated debt may be secured or unsecured, and it generally ranks slightly higher in terms of payment priority than both common and preferred securities of the issuer, but below its other debt securities. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions generally are treated as interest rather than dividends for federal income tax purposes and, therefore, are not eligible for the dividends-received deduction available to U.S. corporations for dividends paid by U.S. corporations or the lower federal tax rate applicable to qualified dividends. Trust preferred securities typically have maturities of 30 years or more, may be subject to prepayment by the issuer under certain circumstances, and have periodic fixed or variable interest payments and maturities at face value. In addition, trust preferred securities may allow for deferral of interest payments for up to 5 years or longer. However, during any deferral period, interest will accrue and be taxable for holders of the trust preferred securities. Furthermore, if an issuer of trust preferred securities exercised its right to defer interest payments, the securities would be treated as issued with original issue discount (OID) at that time and all interest on the securities would thereafter be treated as OID as long as the securities remained outstanding. Unlike typical asset-backed securities, trust preferred securities have only one underlying obligor and are not over-collateralized. For that reason, the market may effectively treat trust preferred securities as subordinate corporate debt of the parent company issuer. The risks associated with trust preferred securities typically include those relating to the financial condition of the parent company, as the trust typically has no business operations other than holding the subordinated debt issued by the parent company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company. There can be no assurance as to the liquidity of trust preferred securities or the ability of holders of the trust preferred securities to sell their holdings.

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Warrants. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

When-Issued, Delayed-Delivery, and Forward-Commitment Transactions. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a Vanguard Master Fund has sold a security pursuant to one of these transactions, the Vanguard Master Fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the Master Fund could miss a favorable price or yield opportunity or suffer a loss. A Vanguard Master Fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Vanguard Master Fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance, by a Vanguard Master Fund, of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Vanguard Master Fund, if the Vanguard Master Fund covers the transaction in accordance with the requirements described under the heading “Borrowing.”

Regulatory Restrictions in India. Shares of International Master Fund have not been, and will not be, registered under the laws of India and are not intended to benefit from any laws in India promulgated for the protection of shareholders. As a result of regulatory requirements in India, shares of the International Master Fund shall not be knowingly offered to (directly or indirectly) or sold or delivered to (within India); transferred to or purchased by; or held by, for, on the account of, or for the benefit of (i) a “person resident in India” (as defined under applicable Indian law), (ii) an “overseas corporate body” or a “person of Indian origin” (as defined under applicable Indian law), or (iii) any other entity or person disqualified or otherwise prohibited from accessing the Indian securities market under applicable laws, as may be amended from time to time. Investors, prior to purchasing shares of the International Master Fund, must satisfy themselves regarding compliance with these requirements.

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FUNDAMENTAL AND OPERATING POLICIES

A.	INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS (EXCEPT FEEDER FUNDS)

THIS SECTION V.A. DESCRIBES INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS EXCEPT THE FEEDER FUNDS. ACCORDINGLY, ALL REFERENCES TO A “FUND” OR THE “FUNDS” IN THIS SECTION IV.A. DO NOT INCLUDE THE FEEDER FUNDS. A DESCRIPTION OF INVESTMENT RESTRICTIONS APPLICABLE TO THE FEEDER FUNDS (AND THE MASTER FUNDS) APPEARS IN SECTION V.B., UNDER THE HEADING “INVESTMENT RESTRICTIONS APPLICABLE TO FEEDER FUNDS” BEGINNING ON PAGE 135 OF THIS SAI.

Fundamental Policies. Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy. Unless otherwise indicated, all restrictions apply at the time of investment.

(1) Each Fund, except the JNL/BlackRock Global Natural Resources Fund, JNL/Franklin Templeton Global Multisector Bond Fund, JNL/GQG Emerging Markets Equity Fund, JNL/Heitman U.S. Focused Real Estate Fund, JNL/Loomis Sayles Global Growth Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL/Mellon Utilities Sector Fund, JNL/Morningstar Wide Moat Index Fund, JNL/Vanguard U.S. Stock Market Index Fund, JNL/Vanguard International Stock Market Index Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, and JNL/Vanguard Growth ETF Allocation Fund, shall be a “diversified company,” as such term is defined under the 1940 Act.

With respect to those Funds that are excepted above, this policy is not a fundamental policy.

(2)       No Fund (except for the JNL Multi-Manager Emerging Markets Equity Fund, JNL/BlackRock Global Natural Resources Fund, JNL/First State Global Infrastructure Fund, JNL/Heitman U.S. Focused Real Estate Fund, JNL/Invesco Global Real Estate Fund, JNL/Mellon MSCI KLD 400 Social Index Fund, JNL/Mellon MSCI World Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL/Morningstar Wide Moat Index Fund, and JNL/WCM Focused International Equity Fund) may invest more than 25% (for the Invesco sub-advised Fund, the percentage limitation is a non-fundamental restriction) of the value of their respective assets in any particular industry (other than U.S. Government securities and/or foreign sovereign debt securities). The term “industry” is broad and may reasonably be interpreted to be classified differently among the sub-advisers. It is important to note that industry classification may be very narrow. For example, the telecommunications industry is comprised of several services, which are considered separate industries by the Sub-Advisers. Services can include cellular, long distance, paging and messaging, satellite or data and internet. As the telecommunications industry continues to expand, there may be more service industries created. As another example, within the metals and mining industry, issuers may be classified into several distinct industries that are considered separate industries, including, but not limited to the following: aluminum, diversified metals and mining, gold, precious metals and minerals, steel, copper, and nickel. As different industries continue to expand, new technologies are created, and companies continue to specialize, there may be more industries created. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes, but may be considered an investment in a foreign government for other portfolio compliance testing purposes.

The JNL Multi-Manager Emerging Markets Equity Fund may concentrate its investments in the banking industry.

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The JNL/BlackRock Global Natural Resources Fund normally invests in a portfolio consisting of companies in a variety of natural resource related sectors, such as energy, chemicals, oil, gas, paper, mining, steel or agricultural products. Under certain circumstances, however, the Fund may concentrate its investments in one or more of these sectors. In addition, the Fund will concentrate its investments in one or more issuers in the natural resources related industries.

The JNL/First State Global Infrastructure Fund may concentrate its investments in publicly traded equity securities of infrastructure companies. The Fund will typically invest in U.S. and non-U.S. (foreign markets), which may include developing and emerging market countries.

The JNL/Heitman U.S. Focused Real Estate Fund may concentrate its investments in equity securities issued by real estate companies operating in the United States, including REITs.

The JNL/Invesco Global Real Estate Fund will concentrate (as such term may be defined or interpreted under the 1940 Act, the rules thereunder, and governing interpretations) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of this fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) where at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

The JNL/Lord Abbett Short Duration Income Fund may invest more than 25% of its assets in mortgage-backed securities and, for purposes of this restriction, does not consider mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, as representing interests in any particular industry or group of industries.

The JNL/Mellon MSCI KLD 400 Social Index Fund seeks to track the investment results of the MSCI KLD 400 Social Index (the “Index”), which is a free float-adjusted market capitalization index designed to target U.S. companies that have positive environmental, social and governance (“ESG”) characteristics. The Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index.

The JNL/Mellon Utilities Sector Fund invests under normal circumstances at least 80% of its assets in the stocks included in the MSCI USA IMI Utilities Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the utilities sector to the extent such industries are represented in the Index.

The JNL/Mellon Consumer Staples Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Consumer Staples Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the consumer staples sector to the extent such industries are represented in the Index.

The JNL/Mellon Materials Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Materials Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the materials sector to the extent such industries are represented in the Index.

The JNL/Mellon Industrials Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Industrials Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the industrials sector to the extent such industries are represented in the Index.

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The JNL/Mellon Real Estate Sector Fund invests under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the stocks included in the MSCI USA IMI Real Estate Index (“Index”) in proportion to their market capitalization weighting in the Index. The Fund may concentrate in certain industries in the real estate sector to the extent such industries are represented in the Index.

The JNL/Morningstar Wide Moat Index Fund seeks to invest under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings made for investment purposes) in the securities in the Morningstar® Wide Moat Focus IndexSM (“Index”). The Fund’s investments may be concentrated in certain industries to the extent such industries are represented in the Index.

With respect to the JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon MSCI World Index Fund, and JNL/Mellon Nasdaq® 100 Index Fund, there are no limitations on the concentration of the investments held by any Fund in any particular industry or group of industries. However, because each of the JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Information Technology Sector Fund, and JNL/Mellon Communication Services Sector Fund invests primarily in common stocks of companies within specific industries, the Sector Funds’ performance is closely tied to, and affected by, those specific industries. Companies within an industry are often faced with the same obstacles, issues or regulatory burdens, and their common stocks may react similarly to and move in unison with these and other market conditions. As a result of these factors, stocks in which the Sector Funds invest may be more volatile than a mixture of stocks of companies from a wide variety of industries.

(3)       No Fund may invest directly in real estate or interests in real estate (except for the JNL/Invesco Global Real Estate Fund); however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

(4)       The JNL/JPMorgan Growth & Income Fund may not invest in oil, gas or other mineral leases, exploration or development programs, including limited partnership interests. Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction.

(5)       With respect to each Fund other than the JNL/Mellon DowSM Index Fund, JNL/Mellon MSCI World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Energy Sector Fund, and JNL/Mellon Information Technology Sector Fund, no Fund may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities). Such limitations do not apply to any Fund’s wholly owned subsidiary or controlled foreign corporation.

(6)       With respect to each Fund other than the JNL/American Funds Global Growth Fund, JNL/American Funds Growth Fund, JNL Conservative Allocation Fund, JNL/DoubleLine® Total Return Fund, JNL/Mellon Equity Income Fund, JNL Moderate Allocation Fund, JNL/Neuberger Berman Commodity Strategy Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/DFA U.S. Small Cap Fund, JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL/Lazard International Strategic Equity Fund, JNL/PIMCO Investment Grade Credit Bond Fund, and JNL/WCM Focused International Equity Fund, no Fund may lend any security or make any other loan if, as a result, more than 33 1/3% (for the Invesco sub-advised Funds, the percentage limitation is a non-fundamental restriction) of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

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With respect to the JNL Conservative Allocation Fund, JNL/DoubleLine® Total Return Fund, JNL/Mellon Equity Income Fund, JNL Moderate Allocation Fund, JNL/Neuberger Berman Commodity Strategy Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/DFA U.S. Small Cap Fund, JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL/Lazard International Strategic Equity Fund, JNL/PIMCO Investment Grade Credit Bond Fund, and JNL/WCM Focused International Equity Fund, no Fund may lend any security or make any other loan, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

(7)       No Fund may act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

(8)       No Fund may invest more than 15% of its net assets (5% in the case of the JNL/WMC Government Money Market Fund and 10% in the case of the JNL/ Invesco Global Growth Fund) in illiquid securities.

(9)       With respect to each Fund other than the JNL/Mellon DowSM Index Fund, JNL/Mellon MSCI World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Energy Sector Fund, and JNL/Mellon Information Technology Sector Fund, no Fund may borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

With respect to the JNL/Mellon DowSM Index Fund, JNL/Mellon MSCI World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Energy Sector Fund, and JNL/Mellon Information Technology Sector Fund, a Fund will not borrow money, except for temporary or emergency purposes, from banks. The aggregate amount borrowed shall not exceed 25% of the value of a Fund’s assets. In the case of any borrowing, a Fund may pledge, mortgage or hypothecate up to 15% of its assets.

(10)        With respect to the JNL Conservative Allocation Fund, JNL/DoubleLine® Total Return Fund, JNL/Mellon Equity Income Fund, JNL/Moderate Allocation Fund, JNL/Neuberger Berman Commodity Strategy Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/DFA U.S. Small Cap Fund, JNL iShares Tactical Growth Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL/Lazard International Strategic Equity Fund, JNL/PIMCO Investment Grade Credit Bond Fund, and JNL/WCM Focused International Equity Fund, no Fund may issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder, and any applicable exemptive relief.

With respect to JNL/Mellon DowSM Index Fund, JNL/Mellon MSCI World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Energy Sector Fund, and JNL/Mellon Information Technology Sector Fund, no Fund may issue senior securities.

(11)       The JNL/Mellon DowSM Index Fund, JNL/Mellon MSCI World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Energy Sector Fund, and JNL/Mellon Information Technology Sector Fund may invest in repurchase agreements and warrants and engage in futures and options transactions and securities lending.

Operating Policies. The Funds also have adopted non-fundamental investment restrictions. These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

For each Fund, to the extent applicable:

(a)

The Fund intends to comply with the CFTC regulations and NFA requirements limiting the Fund’s investments in futures and options for non-hedging purposes, however, this policy does not apply with respect to satisfying the requirements under Rule 4.5 of the CEA.

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(b)

The Fund of Funds will look through to the investment of the Underlying Funds for purposes of determining diversification requirements.

For the JNL/Invesco Small Cap Growth Fund:

(a)

The Fund may not deposit or pledge as collateral, more than 10% of its total assets for short sales (“against the box”) at any one time.

(b)

The Fund may not invest more than 15% of its net assets in REITs.

(c)

The Funds will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund’s total assets. The Funds will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund’s total assets.

(d)

The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

(e)

The Funds do not intend to invest more than 5% in futures contracts. Additionally, they currently do not intend to invest in any security (including futures contracts or options thereon) that are secured by physical commodities.

For the JNL/JPMorgan U.S. Government & Quality Bond Fund:

(a)

The Fund may invest up to 20% of its assets in U.S. dollar-denominated non-U.S. Government securities or debt obligations of corporations, including medium term notes and US dollar issues of foreign corporations and U.S. dollar denominated foreign government securities rated AAA, AA, A, or BBB by S&P Ratings Services or AAA, AA, A or BAA by Moody’s, or if unrated, determined to be of comparable quality.

(b)

The Fund may not invest more than 10% of its total assets in obligations of foreign issuers.

(c)

The Fund may invest up to 20% of its total assets in “zero coupon” bonds or “strips.”

For the JNL/PPM America High Yield Bond Fund:

(a)

The Fund may invest up to 20% of its total assets in common stock, convertible securities, warrants or other equity securities (other than preferred stock, in which the Fund may invest without limit) when consistent with its objective.

(b)

To maintain liquidity, the Fund may invest up to 20% of its assets in cash and/or U.S. dollar-denominated debt securities (short term investments in securities for the forward settlement of trades shall not count for purposes of this policy).

(c)

There may be times when, in the Sub-Adviser’s judgment, conditions in the securities markets would make pursuing the Fund’s basic investment strategy inconsistent with the best interests of the Fund’s shareholders. At such times, the Fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than Baa by Moody’s or BBB by S&P Ratings Services, or of comparable quality.

(d)

In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. Government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P Ratings Services or P-2 or better by Moody’s or which, in the Sub-Adviser’s determination, are of comparable quality; certificates of deposit; banker’s acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks); and repurchase agreements with respect to such obligations.

For the JNL/WMC Value Fund:

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(a)

The Fund may not purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

(b)

The Fund may not make short sales of securities (except short sales against the box).

(c)

The Fund may not purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

(d)

The Fund may not pledge, mortgage, hypothecate or encumber any of its securities except to secure permitted borrowings or to secure other permitted transactions. The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

(e)

The Fund may not invest in interests in oil or gas or interests in other mineral exploration or development programs.

(f)

The Fund may not purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund’s total assets as of the date the option is purchased. The Fund may not sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund’s total assets. Likewise, the Fund may not sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund’s assets. In addition, the current market value all open futures positions held by the Fund may not exceed 50% of its total assets.

B.	INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

Non-Fundamental Investment Restrictions. Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

From time to time, a Fund (except a Master Fund or a Feeder Fund) may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, corporate actions, restructurings – related to bankruptcy proceedings or otherwise, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security. The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to fall outside the parameters described in the first paragraph above. If any of these changes occur, it would not be considered a violation of the investment restriction. However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

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A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or to-be-announced (TBA) transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from over-the-counter trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Fund may “roll” an existing over-the-counter swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Fund’s entry into the initial position). The Funds will test for compliance with Elective Investment Restrictions at the time of a Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.

Certain of the Funds have investment strategies that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this SAI or in the Prospectus). These investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. It is possible that such unusual or adverse conditions may continue for extended periods of time. See “Temporary defensive positions and large cash positions risk” in the Prospectus.

Operating Policies. The Trustees have adopted additional investment restrictions for the Funds. The restrictions or operating policies of the Funds may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

(a)       The Funds (other than the following Funds: JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, JNL Aggressive Growth Allocation Fund, JNL/Mellon Index 5 Fund, JNL/Goldman Sachs 4 Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Moderate Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Growth Fund, and JNL/Goldman Sachs Managed Aggressive Growth Fund) will not acquire any securities of registered open-end investment companies or unit investment trusts in reliance upon paragraphs (F) or (G) of Section 12(d)(1) of the 1940 Act. The Feeder Funds will acquire securities of registered open-end investment companies in reliance upon Section 12(d)(1)(E) of the 1940 Act. The Feeder Funds are JNL/American Funds Growth Fund, JNL/American Funds Global Growth Fund, JNL/American Funds Balanced Fund, JNL/American Funds Blue Chip Income and Growth Fund, JNL/American Funds Capital Income Builder Fund, JNL/American Funds Capital World Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund, JNL/Vanguard Capital Growth Fund, JNL/Vanguard Equity Income Fund, JNL/Vanguard International Fund, and JNL/Vanguard Small Company Growth Fund.

(b)        The JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/DFA Growth Allocation Fund, JNL/DFA Moderate Growth Allocation Fund, JNL/JPMorgan Global Allocation Fund, JNL/Vanguard U.S. Stock Market Index Fund, JNL/Vanguard International Stock Market Index Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, and JNL/Vanguard Growth ETF Allocation Fund may acquire securities of registered open-end investment companies beyond the limits of Section 12(d)(1) of the 1940 Act in reliance on an exemptive order issued by the SEC.

(c)       However, the Funds may invest in investment companies, including unit investment trusts, to the extent permitted under Rule 12d1-1, Rule 12d1-2, and Rule 12d1-3 under the 1940 Act, as applicable.

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Minimum Requirement of Rule 35d-1. Certain of the Funds, as noted in the Prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund’s assets (net assets plus the amount of any borrowings made for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days’ written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund that was adopted pursuant to the requirements of Rule 35d-1. This includes Funds of the Trust with names such as “equity,” “stock,” “bond,” “U.S. Government,” “small, mid or large-cap,” or “high yield,” or which refer in the name of the Fund to a particular securities index, but does not include terms connoting a style of investing (as distinguished from a type of security) such as “growth,” “value” or “global.”

Insurance Law Restrictions. In connection with the Trust’s agreement to sell shares in the Funds to the separate accounts of Jackson and Jackson NY, JNAM and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds. If a Fund failed to comply with such restrictions or limitations, the insurance company would take appropriate action, which might include ceasing to make investments in the Fund or Trust withdrawing from the state imposing the limitation. Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.

C.	INVESTMENT RESTRICTIONS APPLICABLE TO FEEDER FUNDS

Percentage limitations on investments described in this SAI or in any prospectus will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

Each JNL/American Funds Feeder Fund has adopted the following fundamental investment restrictions; however, as long as the Feeder Funds remain invested in the corresponding Master Funds, each Feeder Fund is subject to such Master Fund’s restrictions as well, even if the Master Funds’ restrictions are more restrictive. If one or more Feeder Funds withdraws from its corresponding Master Fund and engages JNAM or a sub-adviser to provide portfolio management services to the Feeder Fund, that Feeder Fund would no longer be subject to the corresponding Master Fund’s investment restrictions and would be subject solely to the following investment restrictions.

All percentage limitations in the following Feeder Fund policies are considered at the time securities are purchased and are based on a Feeder Fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the applicable Feeder Fund. In managing a Feeder Fund, the Feeder Fund’s investment adviser may apply more restrictive policies than those listed below.

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1.	JNL/AMERICAN FUNDS FEEDER FUND POLICIES

Fundamental Policies – The investment objectives and principal investment strategies of the JNL/American Funds Feeder Funds are set forth in the JNL/American Funds Feeder Funds’ prospectus. Each JNL/American Funds Feeder Fund has adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the 1940 Act, as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

a.	Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, each JNL/American Funds Feeder Fund may not:

i. Borrow money;

ii. Issue senior securities;

iii. Underwrite the securities of other issuers;

iv. Purchase or sell real estate or commodities;

v. Make loans; or

vi. Purchase the securities of any issuer if, as a result of such purchase, a JNL/American Funds Feeder Fund's investments would be concentrated in any particular industry.

b.	A JNL/American Funds Feeder Fund may not invest in companies for the purpose of exercising control of management.

Additional information about fundamental policies — The information below is not part of the JNL/American Funds Feeder Funds' fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the JNL/American Funds Feeder Funds.

For purposes of fundamental policy a.i., the JNL/American Funds Feeder Funds may borrow money in amounts of up to 33-1/ 3% of its respective total assets from banks for any purpose, and may borrow up to 5% of its respective total assets from banks or other lender for temporary purposes.

For purposes of fundamental policy a.v., the JNL/American Funds Feeder Funds may not lend more than 33-1/3% of its respective total assets, except through the purchase of debt obligations.

For purposes of fundamental policy a.vi., the JNL/American Funds Feeder Funds may not invest 25% or more of its respective total assets in the securities of issuers in the same industry.

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2.	AFIS MASTER FUND POLICIES

All percentage limitations in the following AFIS Master Fund policies are considered at the time securities are purchased and are based on an AFIS Master Fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by an AFIS Master Fund. In managing an AFIS Master Fund, CRMC may apply more restrictive policies than those listed below.

Fundamental policies — The AFIS Master Funds have adopted the following policies, which may not be changed without approval by holders of a majority of an AFIS Master Fund's outstanding shares. Such majority is currently defined in the 1940 Act, as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

a.        Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, an AFIS Master Fund may not:

i. Borrow money;

ii. Issue senior securities;

iii. Underwrite the securities of other issuers;

iv. Purchase or sell real estate or commodities;

v. Make loans; or

vi. Purchase the securities of any issuer if, as a result of such purchase, an AFIS Master Fund's investments would be concentrated in any particular industry.

b.        An AFIS Master Fund may not invest in companies for the purpose of exercising control of management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

A JNL/American Funds Feeder Fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional information about fundamental policies — The information below is not part of the AFIS Master Funds' fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the AFIS Master Funds.

For purposes of fundamental policy a.i., the AFIS Master Funds may borrow money in amounts of up to 33 1/3% of their total assets from banks for any purpose, and may borrow up to 5% of their total assets from banks or other lender for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time securities are purchased and thereafter.

For purposes of fundamental policy a.v., the AFIS Master Funds may not lend more than 33 1/3% of their total assets, except through the purchase of debt obligations.

For purposes of fundamental policy a.vi., the AFIS Master Funds may not invest 25% or more of their total assets in the securities of issuers in the same industry.

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3.	JNL/VANGUARD FEEDER FUND POLICIES

Fundamental Policies — The investment objectives and principal investment strategies of JNL/Vanguard Feeder Fund are set forth in the JNL/Vanguard Feeder Funds’ prospectuses. The JNL/Vanguard Feeder Funds have adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the 1940 Act, as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

a.        Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a JNL/Vanguard Feeder Fund may not:

i. Borrow money;

ii. Issue senior securities;

iii. Underwrite the securities of other issuers;

iv. Purchase or sell real estate or commodities;

v. Make loans; or

vi. Purchase the securities of any issuer if, as a result of such purchase, a JNL/Vanguard Feeder Fund’s investments would be concentrated in any particular industry.

b.        A JNL/Vanguard Feeder Fund may not invest in companies for the purpose of exercising control of management.

Additional information about fundamental policies — The information below is not part of the JNL/Vanguard Feeder Funds' fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the JNL/Vanguard Feeder Funds.

For purposes of fundamental policy a.i., the JNL/Vanguard Feeder Funds may borrow money in amounts of up to 33 1/3% of their total assets from banks for any purpose, and may borrow up to 5% of their total assets from banks or other lender for temporary purposes.

For purposes of fundamental policy a.v., the JNL/Vanguard Feeder Funds may not lend more than 33 1/3% of their total assets, except through the purchase of debt obligations.

For purposes of fundamental policy a.vi., the JNL/Vanguard Feeder Funds may not invest 25% or more of their total assets in the securities of issuers in the same industry.

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4.	VANGUARD MASTER FUND POLICIES

Compliance with the Vanguard Master Fund fundamental policies described below is generally measured at the time the securities are purchased. Unless otherwise required by the 1940 Act (as is the case with borrowing), if a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. All fundamental policies must comply with applicable regulatory requirements. For more details, see Section III.B, under the heading “Vanguard Master Funds” of this SAI.

None of these policies prevents the Vanguard Master Funds from having an ownership interest in Vanguard. As a part owner of Vanguard, the Vanguard Master Funds may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard’s costs or other financial requirements.

Fundamental policies – Each Vanguard Master Fund is subject to the following fundamental investment policies, which cannot be changed in any material way without the approval of the holders of a majority of the affected Vanguard Master Fund’s shares. For these purposes, a “majority” of shares means shares representing the lesser of (1) 67% or more of the Vanguard Master Fund’s net assets voted, so long as shares representing more than 50% of the Vanguard Master Fund’s net assets are present or represented by proxy or (2) more than 50% of the Vanguard Master Fund’s net assets.

i.	Borrowing. Each Vanguard Master Fund may borrow money only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Vanguard Master Fund.
ii.	Commodities. Each Vanguard Master Fund may invest in commodities only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.
iii.	Diversification. With respect to 75% of its total assets, each Vanguard Master Fund may not: (1) purchase more than 10% of the outstanding voting securities of any one issuer; or (2) purchase securities of any issuer if, as a result, more than 5% of the Vanguard Master Fund’s total assets would be invested in that issuer’s securities. This limitation does not apply to obligations of the U. S. government or its agencies or instrumentalities. Additionally, each Vanguard Master Fund will limit the aggregate value of its holdings of a single issuer (other than U.S. Government securities, as defined in the IRC), to a maximum of 25% of the Vanguard Master Fund’s total assets as of the end of each quarter of the taxable year.
iv.	Industry Concentration. Each Vanguard Master Fund (other than those indicated in the following exceptions) will not concentrate its investments in the securities of issuers whose principal business activities are in the same industry.
v.	Investment Objective. The investment objective of each Vanguard Master Fund may not be materially changed without a shareholder vote.
vi.	Loans. Each Vanguard Master Fund may make loans to another person only as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Vanguard Master Fund.
vii.	Real Estate. Each Vanguard Master Fund may not invest directly in real estate unless it is acquired as a result of ownership of securities or other instruments. This restriction shall not prevent the Vanguard Master Fund from investing in securities or other instruments (1) issued by companies that invest, deal, or otherwise engage in transactions in real estate or (2) backed or secured by real estate or interests in real estate.
viii.	Senior Securities. Each Vanguard Master Fund may not issue senior securities except as permitted by the 1940 Act or other governing statute, by the Rules thereunder, or by the SEC or other regulatory agency with authority over the Vanguard Master Fund.
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ix.	Underwriting. Each Vanguard Master Fund may not act as an underwriter of another issuer’s securities, except to the extent that the Vanguard Master Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the 1933 Act), in connection with the purchase and sale of portfolio securities.
D.	NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FEEDER FUNDS

Each Feeder Fund structured as a Regulated Investment Company must:

a.       Maintain its assets so that, at the close of each quarter of its taxable year, it will qualify as a “Regulated Investment Company” under Subchapter M of the Code.

b.       Distribute taxable net investment income and capital gains to shareholders in amounts that will avoid U.S. federal income and excise tax.

These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board to the extent appropriate in light of changes to applicable tax law requirements.

E.	CLASSIFICATION

Each Feeder Fund (except for the JNL/American Funds Capital World Bond Fund), through investments made by its corresponding Master Fund, is a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each Feeder Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Feeder Fund’s assets nor more than 10% of the outstanding voting securities of such issuer. JNL/American Funds Capital World Bond Fund, through investments made by the American Funds Capital World Bond Fund, has elected to be classified as a non-diversified series of an open-end management investment company.

A non-diversified fund, such as JNL/American Funds Capital World Bond Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities of relatively few issuers, it involves more risk than a diversified fund, since many factors affecting a given company could affect performance of the fund to a greater degree. A fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

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Trustees AND OFFICERS OF THE Trust

The officers of the Trust manage its day-to-day operations and are responsible to the Trust’s Board. The Trustees set broad policies for each Fund and choose the Trust’s officers. All of the Trustees also serve as Trustees and Managers for the other investment companies in the Fund Complex (as defined below). The Officers also serve as Officers for the other investment companies in the Fund Complex (as defined below).

The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years. The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.  Information regarding the board of trustees of the Master Funds is available in the Master Funds’ statement of additional information, which is delivered together with this SAI.

For purposes of this section, the term “Fund Complex” includes each of the following investment companies: JNL Series Trust ( 139 portfolios) and JNL Investors Series Trust (3 portfolios) (as used in this section, the term Funds refers to all of the portfolios offered by the Fund Complex).

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Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Interested Trustee
Mark D. Nerud (53) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present) President and Chief Executive Officer (12/2006 to present)	142

Principal Occupation(s) During Past 5 Years:

Chief Executive Officer of JNAM (1/2010 to present); President of JNAM (1/2007 to present); Managing Board Member of JNAM (5/2015 to present); President and Chief Executive Officer of other investment companies advised by JNAM (8/2014 to present, 12/2006 to present, and 8/2012 to 7/2018); Principal Executive Officer of an investment company advised by PPM America, Inc. (11/2017 to present); President and Chief Executive Officer of Curian Series Trust (8/2014 to 2/2016); Managing Board Member of Curian Capital, LLC (1/2011 to 4/2015); Managing Board Member of Curian Clearing LLC (1/2011 to 4/2015)

Other Directorships Held by Trustee During Past 5 Years: None
Independent Trustees
Eric O. Anyah (52) 1 Corporate Way Lansing, MI 48951	Trustee[2] (1/2018 to present)	142
Principal Occupation(s) During Past 5 Years: Chief Financial Officer, The Museum of Fine Arts, Houston (10/2013 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Michael J. Bouchard (64) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2003 to present)	142
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (1/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (64) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	142
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (venture capital firm) (7/2007 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director, Paylocity Holding Corporation (11/2016 to present); Director and Audit Committee Member, ENOVA International Inc. (5/2015 to present); Director and Audit Committee Member (5/2003 to 6/2015), Environmental Committee Member (5/2013 to 6/2015), Integrys Energy Group

William J. Crowley, Jr. (74) 1 Corporate Way Lansing, MI 48951	Chair of the Board (1/2014 to 12/2019) Trustee [2] (1/2007 to present)	142
Principal Occupation(s) During Past 5 Years: Board Member of a corporate board (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (7/2009 to 7/2016), Massey Litigation Advisory Committee Chair (9/2013 to 7/2016), Safety, Health, Environmental and Sustainability Committee Member (5/2012 to 7/2016), and Capital Markets Committee Member (5/2010 to 7/2016), Alpha Natural Resources

151

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Michelle Engler (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2003 to present)	142
Principal Occupation(s) During Past 5 Years: Partner, Engler LLC (consulting firm) (2013 to present); Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None
John W. Gillespie (66) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	142

Principal Occupation(s) During Past 5 Years:

Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2/2013 to present); Investor, Business Writer, and Advisor (10/2006 to present); Financial Advisor, Yosi, Inc. (healthcare services software company) (1/2017 to 6/2018)

Other Directorships Held by Trustee During Past 5 Years: None
William R. Rybak (69) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	142
Principal Occupation(s) During Past 5 Years: Retired private investor (5/2000 to present); Board Member of various corporate boards (see below)

Other Directorships Held by Trustee During Past 5 Years:

Director (2/2010 to present), Board Chair (2/2016 to present), and Audit Committee Chair (2/2012 to 2/2016), Christian Brothers Investment Services, Inc.; Trustee (10/2012 to present) and Chair Emeritus (5/2009 to present), Lewis University; Director (2002 to present), Governance Committee Chair (2004 to 7/2019), and Audit Committee Chair (7/2019 to present), each of the Calamos Mutual Funds and Closed-End Funds; Director (12/2003 to 6/2017) and Audit Committee Chair (5/2013 to 6/2017), PrivateBancorp Inc.

Mark S. Wehrle (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2018 to present)	142
Principal Occupation(s) During Past 5 Years: Real Estate Broker, Broker’s Guild (4/2011 to 12/2019)
Other Directorships Held by Trustee During Past 5 Years: Trustee, Delta Dental of Colorado (1/2012 to present); Trustee, Curian Series Trust (7/2013 to 2/2016)
Edward C. Wood (64) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (1/2020 to present) Trustee [2] (12/2013 to present)	142
Principal Occupation(s) During Past 5 Years: Chief Operating Officer, McDonnell Investment Management, LLC (8/2010 to 4/2015)
Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (65) 1 Corporate Way Lansing, MI 48951	Trustee [2] (1/2007 to present)	142

Principal Occupation(s) During Past 5 Years:

Chief Financial Officer, National Trust for Historic Preservation (3/2019 to present); Vice President, Chief Financial Officer, and Chief Operating Officer, The J. Paul Getty Trust (philanthropic organization) (11/2007 to 8/2018)

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Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex Overseen by Trustee
Other Directorships Held by Trustee During Past 5 Years: None
1 Mr. Nerud is an “interested person” of the Trust due to his position with JNAM, the Adviser.
2 The Interested Trustee and the Independent Trustees are elected to serve for an indefinite term.
3 The Board Chairperson may be reelected for a second three-year term. If the Board Chairperson has served two consecutive terms, he or she may not serve again as the Board Chairperson, unless at least one year has elapsed since the end of his or her second consecutive term as Board Chairperson.

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (36) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2016 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President of JNAM (2/2018 to present); Associate General Counsel of JNAM (3/2016 to present); Senior Attorney of JNAM (10/2013 to 3/2016); Assistant Secretary of other investment companies advised by JNAM (3/2016 to present, 5/2012 to present, and 3/2016 to 7/2018); Vice President and Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Assistant Secretary of Curian Series Trust (5/2012 to 2/2016)

Garett J. Childs (40) 1 Corporate Way Lansing, MI 48951	Vice President (2/2019 to present)

Principal Occupation(s) During Past 5 Years:

Vice President, Finance and Risk of JNAM (2/2019 to present); Controller of JNAM (11/2007 to present); Chief Risk Officer of JNAM (7/2016 to 2/2019); Assistant Vice President, Corporate Finance of JNAM (12/2013 to 2/2019)

Kelly L. Crosser (47) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (9/2007 to present)

Principal Occupation(s) During Past 5 Years:

Manager, Legal Regulatory Filings and Print of JNAM (1/2018 to present); Manager, Legal Regulatory Filings and Print of Jackson National Life Insurance Company (“Jackson”) (12/2013 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (10/2011 to present, 9/2007 to present, and 8/2012 to 7/2018); Assistant Secretary of Curian Series Trust (11/2010 to 2/2016)

Richard J. Gorman (54) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (8/2018 to present) Anti-Money Laundering Officer (8/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Compliance Officer of JNAM (8/2018 to present); Chief Compliance Officer and Anti-Money Laundering Officer of other investment companies advised by JNAM (8/2018 to present), Chief Compliance Officer and Deputy General Counsel of Heitman LLC (2/2018 to 8/2018); Chief Compliance Officer of the Oakmark Funds (6/2006 to 1/2018)

William P. Harding (45) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and Chief Investment Officer of JNAM (6/2014 to present); Vice President of Curian Series Trust (5/2014 to 2/2016); Vice President of Curian Capital, LLC (2/2013 to 4/2015); Vice President of other investment companies advised by JNAM (5/2014 to present, 11/2012 to present, and 11/2012 to 7/2018)

153

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Daniel W. Koors (49) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present) Treasurer & Chief Financial Officer (9/2016 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President of JNAM (1/2009 to present); Chief Operating Officer of JNAM (4/2011 to present); Vice President of other investment companies advised by JNAM (1/2018 to present, 12/2006 to present, and 8/2012 to 7/2018); Treasurer and Chief Financial Officer of other investment companies advised by JNAM (9/2016 to present and 10/2011 to present); Principal Financial Officer, Treasurer, and Vice President of an investment company advised by PPM America, Inc. (11/2017 to present); Treasurer and Chief Financial Officer of Curian Series Trust (11/2010 to 2/2016)

Kristen K. Leeman (44) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (6/2012 to present)

Principal Occupation(s) During Past 5 Years:

Regulatory Analyst of JNAM (1/2018 to present); Regulatory Analyst of Jackson (2/2014 to 12/2017); Assistant Secretary of other investment companies advised by JNAM (1/2018 to present, 6/2012 to present, and 8/2012 to 7/2018)

Adam C. Lueck (37) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (3/2018 to present)

Principal Occupation(s) During Past 5 Years:

Senior Attorney of JNAM (2/2018 to present); Attorney of JNAM (10/2015 to 2/2018); Assistant Secretary of other investment companies advised by JNAM (3/2018 to present, 12/2015 to present, and 3/2018 to 7/2018); Assistant Secretary of Curian Series Trust (12/2015 to 2/2016); Supervising Attorney, Johnson, Blumberg & Associates, LLC (10/2013 to 10/2015)

Mia K. Nelson (37) 1 Corporate Way Lansing, MI 48951	Assistant Vice President (8/2017 to present)

Principal Occupation(s) During Past 5 Years:

Assistant Vice President, Tax of JNAM (3/2017 to present); Director, Tax of JNAM (3/2015 to 3/2017); Manager, Tax of JNAM (5/2013 to 3/2015); Assistant Vice President of other investment companies advised by JNAM (9/2017 to present, 8/2017 to present, and 8/2017 to 7/2018)

Joseph B. O’Boyle (57) 1 Corporate Way Lansing, MI 48951	Vice President (1/2018 to present) Acting Chief Compliance Officer (5/2018 to 8/2018) Acting Anti-Money Laundering Officer (5/2018 to 8/2018)

Principal Occupation(s) During Past 5 Years:

Vice President of JNAM (8/2015 to present); Acting Chief Compliance Officer of JNAM (5/2018 to 8/2018); Vice President of other investment companies advised by JNAM (1/2018 to present and 1/2018 to 7/2018); Acting Chief Compliance Officer and Acting Anti-Money Laundering Officer of other investment companies advised by JNAM (5/2018 to 8/2018); Anti-Money Laundering Officer of another investment company advised by JNAM (12/2015 to 1/2018); Chief Compliance Officer of another investment company advised by JNAM (5/2012 to 1/2018); Chief Compliance Officer and Anti-Money Laundering Officer of an investment company advised by PPM America, Inc. (2/2018 to present); Chief Compliance Officer of Curian Series Trust (5/2012 to 2/2016)

154

Name, Address, and (Age)	Position(s) Held with Trust (Length of Time Served)
Susan S. Rhee (48) 1 Corporate Way Lansing, MI 48951	Vice President, Chief Legal Officer, and Secretary (2/2004 to present)

Principal Occupation(s) During Past 5 Years:

Senior Vice President and General Counsel of JNAM (1/2010 to present); Secretary of JNAM (11/2000 to present); Vice President, Chief Legal Officer, and Secretary of other investment companies advised by JNAM (10/2011 to present, 2/2004 to present, and 8/2012 to 7/2018); Vice President and Assistant Secretary of an investment company advised by PPM America, Inc. (11/2017 to present); Vice President, Chief Legal Officer and Secretary of Curian Series Trust (11/2010 to 2/2016)

Board Of Trustees Leadership Structure

The Board is responsible for oversight of the Trust, including risk oversight and oversight of Trust management. The Board consists of ten Trustees who are not “interested persons” of the Trust (“Independent Trustees”) and one interested Trustee. The Independent Trustees have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the interested Trustee and management. The Board had five meetings in the last fiscal year.

The Chairman of the Board is a disinterested Trustee. The Chairman presides at all meetings of the Board at which the Chairman is present. The Chairman exercises such powers as are assigned to him or her by the Trust’s organizational and operating documents and by the Board, which may include acting as a liaison with service providers, attorneys, the Trust’s officers including the Chief Compliance Officer and other Trustees between meetings.

The Board has established a committee structure to assist in overseeing the Trust. The Board has an Audit Committee, a Governance Committee, and three Investment Committees. Each committee is comprised exclusively of Independent Trustees, with the exception of one of the Investment Committees, which has the Interested Trustee as a member, and each is chaired by one or more different Independent Trustees. The independent chairperson(s) of each committee, among other things, facilitates communication among the Independent Trustees, Trust management, service providers, and the full Board. The Trust has determined that the Board’s leadership structure is appropriate given the specific characteristics and circumstances of the Trust including, without limitation, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust’s business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner.

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Risk Oversight

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund. The Board administers its risk oversight function in a number of ways, both at the Board level and through its Committee structure, as deemed necessary and appropriate at the time in light of the specific characteristics or circumstances of the Funds. As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Adviser, the Sub-Adviser(s), portfolio managers, the Trust’s independent auditors, the Trust’s officers including the Chief Compliance Officer, Jackson executives and outside counsel. The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks. It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed. Further, certain risks may arise that were unforeseen.

Committees of the Board of Trustees

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies. The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust’s independent registered public accounting firm, and for the approval of the auditor’s fee. The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally. The Audit Committee also serves as the Trust’s “Qualified Legal Compliance Committee”, for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC. Messrs. Anyah, Crowley, Gillespie, Rybak, and Wehrle are members of the Audit Committee. Mr. Wehrle serves as Chair of the Audit Committee. Mr. Wood is an ex officio member of the Audit Committee. The Audit Committee had five meetings in the last fiscal year.

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees. The Governance Committee will accept Trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Governance Committee, c/o Chair of the Governance Committee, Ms. Patricia A. Woodworth, P.O. Box 30902, Lansing, Michigan 48909-8402. Mses. Woodworth, Carnahan, and Engler and Mr. Bouchard are members of the Governance Committee. Ms. Woodworth serves as Chair of the Governance Committee. Mr. Wood is an ex officio member of the Governance Committee. The Governance Committee had three meetings in the last fiscal year.

The three Investment Committees review the performance of the Funds. Each Investment Committee meets at least four times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting. Each Independent Trustee sits on one of the three Committees. Mses. Carnahan and Woodworth and Messrs. Crowley and Wehrle are members of Investment Committee A. Ms. Carnahan serves as Chair of Investment Committee A. Messrs. Anyah, Nerud, and Wood and Ms. Engler are members of Investment Committee B. Mr. Anyah serves as Chair of Investment Committee B. Messrs. Bouchard, Gillespie, and Rybak are members of Investment Committee C. Mr. Gillespie serves as Chair of Investment Committee C. In the last fiscal year, Investment Committees A and B had eight meetings and Investment Committee C had seven meetings.

Certain Positions of Independent Trustees and their Family Members

As of December 31, 2019, none of the Independent Trustees, nor any member of an Independent Trustee’s immediate family, held a position (other than the Independent Trustee’s position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with (i) any Fund; (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

Ownership of Trustees of Shares in the Funds of the Trust

156

As of December 31, 2019, the Trustees beneficially owned the following interests in shares of the Funds:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of equity Securities in All Registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Mark D. Nerud[1]	Over $100,000	Over $100,000
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/WMC Value Fund
Eric O. Anyah[3]	None	Over $100,000
Michael Bouchard[3]	None	Over $100,000
Ellen Carnahan[3]	None	Over $100,000
William J. Crowley, Jr.[3]	None	Over $100,000
Michelle Engler[2]	$1 - $10,000	Over $100,000
JNL/American Funds New World Fund
JNL/Causeway International Value Select Fund
$10,001 - $50,000
JNL Multi-Manager Small Cap Growth Fund
JNL/DoubleLine® Core Fixed Income Fund
JNL/Fidelity Institutional Asset Management® Total Bond Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
Over $100,000
JNL/T. Rowe Price Established Growth Fund
John Gillespie[3]	None	Over $100,000
William R. Rybak[2]	Over $100,000	Over $100,000
JNL/Mellon S&P 400 MidCap Index Fund
JNL/Mellon S&P 500 Index Fund
JNL/Mellon Small Cap Index Fund
Mark S. Wehrle[3]	None	Over $100,000
Edward Wood[3]	None	Over $100,000
Patricia A. Woodworth[3]	None	Over $100,000

1

The beneficial interests of Mr. Nerud in shares of the Funds reflected in the foregoing table are held by him through a qualified retirement plan maintained by Jackson for its officers and employees.

2

Mr. Rybak and Ms. Engler own a Jackson National Life Insurance Company variable annuity under which each of their investments is allocated to the investment divisions that invest in the Funds.

3

These Trustees hold investments through the deferred compensation plan in “clone” retail funds run by sub-advisers on the JNL platform, which may include retail clones of each of the sleeves of the JNAM Multi-Manager Funds. The investments are not in the Funds themselves.

As is described in the Prospectus, shares in the Funds are sold only to separate accounts of Jackson, 1 Corporate Way, Lansing, Michigan 48951, and Jackson National NY, 2900 Westchester Avenue, Purchase, New York 10577, to fund the benefits under certain variable annuity and variable life contracts (“Contracts”) and to non-qualified retirement plans and to other affiliated funds.

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Ownership by Independent Trustees of Interests in Certain Affiliates of the Trust

As of December 31, 2019, none of the Independent Trustees, nor any member of an Independent Trustee’s immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

Trustee Compensation

The Trustee who is an “interested person” receives no compensation from the Trust. Effective January 1, 2020, each Independent Trustee is paid by the Fund Complex an annual retainer of $230,000, as well as a fee of $16,000 for each in-person meeting of the Board attended. The fees are allocated to the funds within the Fund Complex on a pro-rata basis based on net assets. For each telephonic meeting of the Board attended, each Independent Trustee is paid a fee of $6,000. The Chairman of the Board of Trustees receives an additional annual retainer of $102,000. The Chair of the Audit Committee receives an additional annual retainer of $27,000 for his services in that capacity. The members of the Audit Committee, including the Chair, receive $4,000 for each in-person or telephonic Audit Committee meeting attended. The Chair of the Governance Committee receives an additional annual retainer of $22,000 for his services in that capacity. The members of the Governance Committee, including the Chair, receive $4,000 for each in-person or telephonic Governance Committee meeting attended. The Chair of each Investment Committee receives an additional annual retainer of $17,000 for his or her services in that capacity. The Investment Committees typically have telephonic meetings three times per year, in addition to their in-person meetings, which take place concurrently with Board meetings. The members of each Investment Committee receive $4,000 per telephonic Investment Committee meeting. If an Independent Trustee participates in an in-person Board meeting by telephone, the Independent Trustee will receive half of the meeting fee.

The Independent Trustees receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars). However, if a Board or Committee meeting is held out of town, the Independent Trustees do not receive the “per diem” fee plus the Board or Committee fee for such out of town meeting, but rather receive the greater of $2,500 or the meeting fee.

The Independent Trustees received the following compensation for their services during the fiscal year ended December 31, 2019:

	Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
	Eric O. Anyah	$269,475	$0	$0	$322,000	[2]
	Michael Bouchard	$284,958	$0	$0	$340,500
	Ellen Carnahan	$279,101	$0	$0	$333,500	[3]
	William J. Crowley, Jr.[4]	$336,427	$0	$0	$402,000	[5]
	Michelle Engler	$269,475	$0	$0	$322,000
	John Gillespie	$276,171	$0	$0	$330,000	[6]
	William R. Rybak	$292,072	$0	$0	$349,000
	Mark S. Wehrle	$272,405	$0	$0	$325,500	[7]
	Edward Wood	$279,101	$0	$0	$333,500	[8]
	Patricia Woodworth	$266,547	$0	$0	$318,500	[9]

[1]	The fees paid to the Independent Trustees are paid for combined service on the Boards of the JNL Series Trust, JNL Investors Series Trust, JNL Variable Fund, LLC, and Jackson Variable Series Trust (the “Fund Complex”). The fees are allocated to the Fund Complex and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Managers is $3,308,000.
[2]	Amount includes $161,000 deferred by Mr. Anyah.
[3]	Amount includes $166,750 deferred by Ms. Carnahan.
[4]	Mr. Crowley was an ex-officio member of the Governance Committee and the Audit Committee until January 1, 2020. Therefore, he did not receive any compensation as a member of these Committees.
[5]	Amount includes $201,000 deferred by Mr. Crowley.
[6]	Amount includes $165,000 deferred by Mr. Gillespie.
[7]	Amount includes $65,100 deferred by Mr. Wehrle.
[8]	Amount includes $133,400 deferred by Mr. Wood.
[9]	Amount includes $318,500 deferred by Ms. Woodworth.

158

Neither the Trust nor any of the other investment companies in the Fund Complex have adopted any plan providing pension or retirement benefits for Trustees.

Selection of Trustee Nominees

The Board is responsible for considering Trustee nominees at such times as it considers electing new Trustees to the Board. The Governance Committee, on behalf of the Board, leads the Board in its consideration of Trustee candidates. The Board and Governance Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Board or the Governance Committee may engage from time to time and will also consider shareholder recommendations. The Board has not established specific, minimum qualifications that it believes must be met by a Trustee nominee. In evaluating Trustee nominees, the Board and the Governance Committee consider, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Board and the Governance Committee also consider whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Board and the Governance Committee evaluate nominees for Trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Trustee nominee should submit his or her recommendation in writing to the Chair of the Governance Committee, Patricia A. Woodworth , P.O. Box 30902, Lansing, Michigan 48909-8402. At a minimum, the recommendation should include:

●	The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;
●	A statement concerning whether the person is an “interested person” as defined in the 1940 Act;
●	Any other information that the Funds would be required to include in a proxy statement, under applicable SEC rules, concerning the person if he or she was nominated; and
●	The name and address of the person submitting the recommendation, together with an affirmation of the person’s investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board and the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc (the ultimate parent company of the Funds’ investment adviser and distributor) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential plc or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.” Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom.

Before the Governance Committee decides to nominate an individual as a Trustee, Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a Trustee of a registered investment company.

159

Additional Information Concerning The Trustees

Below is a discussion, for each Trustee, of the particular experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as a Trustee. The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination. In reaching their conclusions, the Trustees considered various facts and circumstances and did not identify any factor as controlling, and individual Trustees may have considered additional factors or weighed the same factors differently.

Interested Trustee

Mark D. Nerud. Mr. Nerud is President and CEO of the Adviser and President and CEO of other investment companies advised by the Adviser. Mr. Nerud also served as Vice President – Fund Accounting & Administration of Jackson for ten years. Mr. Nerud is the former Chief Financial Officer of the Adviser and of other investment companies advised by the Adviser. Mr. Nerud has a Bachelor of Arts in Economics from St. Olaf College.

The Board considered Mr. Nerud’s various roles and executive experience with the Adviser, his financial and accounting experience, academic background, and his approximately 13 years of experience as Trustee of the Fund Complex.

Independent Trustees

Eric O. Anyah. Mr. Anyah is the Chief Financial Officer of The Museum of Fine Arts, Houston. Mr. Anyah has a Bachelor’s degree from University of Illinois at Chicago, where he majored in History of Art and Architecture, and a Master of Science in Accounting also from the University of Illinois at Chicago.

The Board considered Mr. Anyah’s executive experience, his accounting and business experience, and his approximately two years of experience as a Trustee of the Fund Complex.

Michael Bouchard. Mr. Bouchard is currently the Sheriff of Oakland County, Michigan. Mr. Bouchard has a Bachelor’s degree from Michigan State University, where he majored in criminal justice and police administration.

The Board considered Mr. Bouchard’s executive experience, academic background, and his approximately 19 years of experience as a Trustee of the Fund Complex.

Ellen Carnahan. Ms. Carnahan is a Principal of Machrie Enterprises LLC. Ms. Carnahan was formerly a Managing Director of William Blair Capital Management LLC. Ms. Carnahan is a board member of several corporate and philanthropic boards. Ms. Carnahan received a Bachelor of Business Administration from the University of Notre Dame and a Master’s of Business Administration from the University of Chicago.

The Board considered Ms. Carnahan’s executive experience, financial experience, academic background, and board experience with other companies and philanthropic organizations, as well as her approximately six years of experience as a Trustee of the Fund Complex.

William J. Crowley, Jr. Mr. Crowley was the Chairperson of the Board from January 2014 to December 2019. Mr. Crowley formerly served as Managing Partner (Baltimore Office) of Arthur Andersen. Mr. Crowley served on various corporate boards from 2003 to 2016. Mr. Crowley has a Bachelor of Arts and a Master’s in Business Administration from Michigan State University.

The Board considered Mr. Crowley’s accounting and financial experience, board experience with other companies, academic background, and his approximately 13 years of experience as a Trustee of the Fund Complex, including six years as Chairperson of the Board.

160

Michelle Engler. Ms. Engler was the Chairperson of the Board from January 2011 through December 2013. Ms. Engler is a practicing attorney. Ms. Engler is a former director of Federal Home Loan Mortgage Corporation. Ms. Engler received her Bachelor’s degree in Government at the University of Texas and is a graduate of the University of Texas Law School.

The Board considered Ms. Engler’s executive experience, board experience with a financial company, academic background, legal training and practice, and her approximately 19 years of related experience as Trustee of the Fund Complex, including three years as Chairperson of the Board.

John Gillespie. Mr. Gillespie is an entrepreneur-in-residence at the University of California-Los Angeles Office of Intellectual Property. Mr. Gillespie was formerly the Financial Advisor of Yosi, Inc. and the Financial Officer and Executive Vice President for the Mentor Network. Mr. Gillespie is a board member of several philanthropic boards. Mr. Gillespie received a Bachelor of Arts from Harvard College and a Master’s of Business Administration from Harvard Business School.

The Board considered Mr. Gillespie’s executive experience, financial experience, academic background, and board experience with philanthropic organizations, as well as his approximately six years of experience as a Trustee of the Fund Complex.

William R. Rybak. Mr. Rybak formerly served as Chief Financial Officer of Van Kampen Investments and is a Board Member of several corporate boards, including another mutual fund company. Mr. Rybak has a Bachelor of Arts degree in Accounting from Lewis University and a Master’s of Business Administration from the University of Chicago.

The Board considered Mr. Rybak’s board experience with other companies, financial experience, academic background and his approximately 13 years of experience as a Trustee of the Fund Complex.

Mark S. Wehrle. Mr. Wehrle has over 34 years of general business experience, including specific experience with accounting, auditing, internal controls and financial reporting that he gained as an audit partner with Deloitte & Touche serving financial services entities, including mutual funds. Mr. Wehrle also served as a trustee to a previous investment company advised by JNAM from July 2013 to April 2020.

The Board considered Mr. Wehrle’s accounting, auditing and business experience and his approximately two years of experience as a Trustee of the Fund Complex. It further noted that Mr. Wehrle has been a Trustee of the Jackson Variable Series Trust since July 2013.

Edward Wood. Mr. Wood is the Chairperson of the Board beginning in January 2020. Mr. Wood formerly served as Chief Operating Officer of McDonnell Investment Management, LLC. Mr. Wood was also formerly President and Principal Executive Officer of the Van Kampen family of mutual funds, Chief Administrative Officer of Van Kampen Investments and Chief Operating Officer of Van Kampen Funds, Inc. Mr. Wood received a Bachelor of Science from the Wharton School of the University of Pennsylvania.

The Board considered Mr. Wood’s executive experience, financial and accounting experience and academic background, as well as his approximately six years of experience as a Trustee of the Fund Complex.

Patricia A. Woodworth. Ms. Woodworth is the Chief Financial Officer of the National Trust for Historic Preservation. Ms. Woodworth formerly served as Vice President, Chief Financial Officer, and Chief Operating Officer of The J. Paul Getty Trust. Ms. Woodworth was also formerly Executive Vice President for Finance and Administration and the Chief Financial Officer of the Art Institute of Chicago. Ms. Woodworth has a Bachelor of Arts from the University of Maryland.

The Board considered Ms. Woodworth’s executive experience, financial experience, academic background, and approximately 13 years of experience as a Trustee of the Fund Complex.

161

PRINCIPAL HOLDERS OF THE Trust’S SHARES

As of April 1, 2020, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of each class of each Fund. Shareholders with a controlling interest could affect the outcome of a proxy vote or the direction of management of a Fund.

Because shares in the Trust are sold only to the separate accounts of Jackson, Jackson NY, certain Funds of the Trust and certain investment companies managed by affiliates of the Adviser organized as Fund of Funds, and to certain non-qualified retirement plans, Jackson, through their separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts and certain retirement plans, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.

As may be required by applicable law and interpretations of the staff of the SEC, Jackson and Jackson NY will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson through its general account, and shares held in the separate accounts for which no voting instructions are received from contract owners, also will be voted by Jackson in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as “echo” voting. Master Fund proxies solicited from Feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

As of April 1, 2020, the following persons beneficially owned 5% or more of the shares of the Fund(s) indicated below:

Fund	Name and Address	Percentage of Shares Owned
JNL Multi-Manager Alternative Fund (Class I)
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	24.93%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	15.45%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	14.06%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	13.02%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	7.34%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	5.62%
162

Fund	Name and Addresss	Percentage of Shares Owned
JNL Multi-Manager International Small Cap Fund (Class I)
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	30.97%
	JNL Aggressive Growth Allocation Fund 1 Corporate Way Lansing MI 48951	21.85%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	18.98%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	15.87%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	9.75%
JNL Multi-Manager Mid Cap Fund (Class I)
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	23.67%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	18.29%
	JNL Aggressive Growth Allocation Fund 1 Corporate Way Lansing MI 48951	17.36%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	11.88%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	5.97%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	5.87%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	5.42%
163

Fund	Name and Address	Percentage of Shares Owned
JNL Multi-Manager Small Cap Growth Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	15.52%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	14.11%
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	11.44%
	JNL Aggressive Growth Allocation Fund 1 Corporate Way Lansing MI 48951	10.91%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	9.76%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	8.60%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	7.79%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	6.04%
JNL Multi-Manager Small Cap Value Fund (Class I)
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	15.34%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	15.21%
	JNL Aggressive Growth Allocation Fund 1 Corporate Way Lansing MI 48951	14.71%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	13.92%
164

Fund	Name and Address	Percentage of Shares Owned
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	11.96%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	11.89%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	5.87%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	5.64%
JNL/BlackRock Advantage International Fund (Class I)
	Jackson National Life - Seed Money 1 Corporate Way Lansing MI 48951	98.72%
JNL/BlackRock Large Cap Select Growth Fund (Class I)
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	45.30%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	22.29%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	20.74%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	7.04%
JNL/Boston Partners Global Long Short Equity Fund (Class I)
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	51.43%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	28.66%
	JNL Institutional Alt 100 Fund 1 Corporate Way Lansing MI 48951	9.97%
165

Fund	Name and Address	Percentage of Shares Owned
JNL/Causeway International Value Select Fund (Class I)
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	17.44%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	14.56%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	12.97%
	JNL Aggressive Growth Allocation Fund 1 Corporate Way Lansing MI 48951	11.95%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	11.51%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	10.63%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	6.86%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	5.36%
JNL/ClearBridge Large Cap Growth Fund (Class I)
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	40.26%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	30.79%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	17.08%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	9.38%
166

Fund	Name and Address	Percentage of Shares Owned
JNL/DFA International Core Equity Fund (Class I)
	JNL/DFA Growth Allocation Fund 1 Corporate Way Lansing MI 48951	61.43%
	JNL/DFA Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	37.40%
JNL/DFA U.S. Core Equity Fund (Class I)
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	43.32%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	42.74%
JNL/DoubleLine® Core Fixed Income Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	20.51%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	14.53%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	13.54%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	11.05%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	8.39%
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	8.08%
	JNL Conservative Allocation Fund 1 Corporate Way Lansing MI 48951	6.36%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	5.85%
167

Fund	Name and Address	Percentage of Shares Owne
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	5.18%
JNL/DoubleLine® Emerging Markets Fixed Income Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	18.88%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	13.04%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	11.88%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	9.77%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	8.67%
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	8.09%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	8.04%
	JNL Conservative Allocation Fund 1 Corporate Way Lansing MI 48951	6.15%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund (Class I)
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	26.95%
	JNL Aggressive Growth Allocation Fund 1 Corporate Way Lansing MI 48951	20.27%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	18.30%
168

Fund	Name and Address	Percentage of Shares Owned
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	15.91%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	10.59%
JNL/DoubleLine® Total Return Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	13.40%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	13.06%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	12.29%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	10.92%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	8.92%
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	8.74%
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	8.21%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	6.86%
	JNL Conservative Allocation Fund 1 Corporate Way Lansing MI 48951	5.91%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	5.21%
169

Fund	Name and Address	Percentage of Shares Owned
JNL/Fidelity Insitutional Asset Management® Total Bond Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	43.01%
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	28.58%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	22.57%
JNL/First State Global Infrastructure Fund (Class I)
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	20.94%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	20.85%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	20.15%
	JNL Aggressive Growth Allocation Fund 1 Corporate Way Lansing MI 48951	14.63%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	12.66%
JNL/Franklin Templeton Global Multisector Bond Fund (Class I)
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	23.66%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	19.87%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	18.26%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	15.49%
170

Fund	Name and Address	Percentage of Shares Owned
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	13.74%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	7.88%
JNL/GQG Emerging Markets Equity Fund (Class I)
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	18.21%
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	16.95%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	12.42%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	12.19%
	JNL Aggressive Growth Allocation Fund 1 Corporate Way Lansing MI 48951	11.60%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	8.99%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	7.80%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	6.51%
JNL/Harris Oakmark Global Equity Fund (Class I)
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	22.74%
	JNL Aggressive Growth Allocation Fund 1 Corporate Way Lansing MI 48951	22.69%
171

Fund	Name and Address	Percentage of Shares Owned
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	22.57%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	15.29%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	11.96%
JNL/Heitman U.S. Focused Real Estate Fund (Class I)
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	23.74%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	19.20%
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	18.11%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	15.80%
	JNL Aggressive Growth Allocation Fund 1 Corporate Way Lansing MI 48951	15.01%
JNL/Invesco Diversified Dividend Fund (Class I)
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	37.74%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	30.09%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	16.72%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	12.14%
172

Fund	Name and Address	Percentage of Shares Owned
JNL/Invesco International Growth Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	31.68%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	29.59%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	16.07%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	12.53%
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	8.05%
JNL/JPMorgan Global Allocation Fund (Class I)
	Jackson National Life - Seed Money 1 Corporate Way Lansing MI 48951	99.73%
JNL/JPMorgan Hedged Equity Fund (Class I)
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	56.74%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	31.41%
	JNL Institutional Alt 100 Fund 1 Corporate Way Lansing MI 48951	10.51%
JNL/JPMorgan MidCap Growth Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	42.25%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	25.96%
173

Fund	Name and Address	Percentage of Shares Owned
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	10.66%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	9.51%
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	5.21%
JNL/JPMorgan U.S. Government & Quality Bond Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	38.74%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	36.69%
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	19.53%
JNL/Lazard International Strategic Equity Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	35.25%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	32.66%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	16.97%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	13.99%
JNL/Loomis Sayles Global Growth Fund (Class I)
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	27.34%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	24.28%
174

Fund	Name and Address	Percentage of Shares Owned
	JNL Aggressive Growth Allocation Fund 1 Corporate Way Lansing MI 48951	19.41%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	18.06%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	10.90%
JNL/Mellon Equity Income Fund (Class I)
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	41.86%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	28.78%
	JNL Aggressive Growth Allocation Fund 1 Corporate Way Lansing MI 48951	27.60%
175

Fund	Name and Address	Percentage of Shares Owned
JNL/Mellon Bond Index Fund (Class I)
	JNL/Mellon Index 5 Fund 1 Corporate Way Lansing MI 48951	96.03%
JNL/Mellon International Index Fund (Class I)
	JNL/Mellon Index 5 Fund 1 Corporate Way Lansing MI 48951	95.01%
JNL/Mellon S&P 400 MidCap Index Fund (Class I)
	JNL/Mellon Index 5 Fund 1 Corporate Way Lansing MI 48951	91.08%
JNL/Mellon S&P 500 Index Fund (Class I)
	JNL/Mellon Index 5 Fund 1 Corporate Way Lansing MI 48951	97.40%
JNL/Mellon Small Cap Index Fund (Class I)
	JNL/Mellon Index 5 Fund 1 Corporate Way Lansing MI 48951	92.48%
JNL/MFS Mid Cap Value Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	31.39%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	29.10%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	15.21%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	12.45%
176

Fund	Name and Address	Percentage of Shares Owned
JNL/Morningstar Wide Moat Index Fund (Class I)
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	22.75%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	19.20%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	18.03%
	JNL Aggressive Growth Allocation Fund 1 Corporate Way Lansing MI 48951	17.83%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	10.18%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	7.23%
JNL/Neuberger Berman Commodity Strategy Fund (Class I)
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	54.17%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	36.67%
	JNL Institutional Alt 100 Fund 1 Corporate Way Lansing MI 48951	9.16%
JNL/Neuberger Berman Strategic Income Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	49.33%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	25.66%
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	23.04%
177

Fund	Name and Address	Percentage of Shares Owned
JNL/PIMCO Income Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	19.33%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	13.51%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	12.07%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	10.93%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	9.73%
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	7.29%
	JNL Conservative Allocation Fund 1 Corporate Way Lansing MI 48951	6.15%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	6.10%
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	5.35%
JNL/PIMCO Investment Grade Credit Bond Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	26.73%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	24.79%
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	13.74%
178

Fund	Name and Address	Percentage of Shares Owned
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	11.85%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	8.31%
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	5.59%
JNL/PIMCO Real Return Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	35.80%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	23.44%
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	11.61%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	8.35%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	6.72%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	5.07%
JNL/PPM America Floating Rate Income Fund (Class I)
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	81.67%
JNL/PPM America High Yield Bond Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	35.40%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	21.60%
179

Fund	Name and Address	Percentage of Shares Owned
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	18.17%
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	11.17%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	9.37%
JNL/PPM America Total Return Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	23.37%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	18.42%
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	16.53%
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	9.01%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	7.04%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	6.80%
	JNL Conservative Allocation Fund 1 Corporate Way Lansing MI 48951	5.12%
180

Fund	Name and Address	Percentage of Shares Owned
	JNL/Goldman Sachs 4 Fund 1 Corporate Way Lansing MI 48951	99.78%
JNL/Goldman Sachs Dividend Income & Growth Fund (Class I)
	JNL/Goldman Sachs 4 Fund 1 Corporate Way Lansing MI 48951	98.96%
JNL/Goldman Sachs Intrinsic Value Fund (Class I)
	JNL/Goldman Sachs 4 Fund 1 Corporate Way Lansing MI 48951	99.75%
JNL/Goldman Sachs Total Yield Fund (Class I)
	JNL/Goldman Sachs 4 Fund 1 Corporate Way Lansing MI 48951	99.93%
JNL/T. Rowe Price Balanced Fund (Class I)
	Jackson National Life - Seed Money 1 Corporate Way Lansing MI 48951	100.00%
JNL/T. Rowe Price Established Growth Fund (Class I)
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	28.15%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	25.72%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	12.91%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	8.68%
181

Fund	Name and Address	Percentage of Shares Owned
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	36.50%
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	20.38%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	12.53%
	JNL Conservative Allocation Fund 1 Corporate Way Lansing MI 48951	11.35%
JNL/T. Rowe Price Mid-Cap Growth Fund (Class I)
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	45.89%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	16.12%
JNL/T. Rowe Price Short-Term Bond Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	51.92%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	24.19%
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	16.23%
JNL/T. Rowe Price U.S. High Yield Fund (Class I)
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	16.71%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	16.59%
182

Fund	Name and Address	Percentage of Shares Owned
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	13.81%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	13.07%
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	9.88%
	JNL Conservative Allocation Fund 1 Corporate Way Lansing MI 48951	8.41%
	JNL/Goldman Sachs Managed Conservative Fund 1 Corporate Way Lansing MI 48951	7.93%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	6.66%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	6.48%
JNL/T. Rowe Price Value Fund (Class I)
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	28.72%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	23.89%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	14.21%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	8.40%
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	6.23%
183

Fund	Name and Address	Percentage of Shares Owned
JNL/WCM Focused International Equity Fund (Class I)
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	18.11%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	15.56%
	JNL Growth Allocation Fund 1 Corporate Way Lansing MI 48951	13.48%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	10.84%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	10.24%
	JNL Aggressive Growth Allocation Fund 1 Corporate Way Lansing MI 48951	9.32%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	8.84%
	JNL/Goldman Sachs Managed Moderate Fund 1 Corporate Way Lansing MI 48951	5.94%
JNL/Westchester Capital Event Driven Fund (Class I)
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	55.66%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	33.64%
	JNL Institutional Alt 100 Fund 1 Corporate Way Lansing MI 48951	10.46%
184

Fund	Name and Address	Percentage of Shares Owned
	JNL Conservative Allocation Fund 1 Corporate Way Lansing MI 48951	25.81%
	JNL Moderate Allocation Fund 1 Corporate Way Lansing MI 48951	23.47%
	JNL Moderate Growth Allocation Fund 1 Corporate Way Lansing MI 48951	20.36%
JNL/WMC Value Fund (Class I)
	JNL/Goldman Sachs Managed Growth Fund 1 Corporate Way Lansing MI 48951	37.68%
	JNL/Goldman Sachs Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	32.66%
	JNL/Goldman Sachs Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	19.36%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant investment divisions. As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts. As of April 1, 2020, the following persons were deemed to have an indirect beneficial interest totaling more than 25% of any voting securities of the Fund(s):

Fund	Name and Address	Percentage of Shares Owned
JNL/AQR Managed Futures Strategy Fund (Class I)
	David Furbush 1640 NW 132nd St Clive IA 50325	43.94%
JNL/Franklin Templeton Growth Allocation Fund (Class I)
	Charules Grauer 31 Evergreen Ave Poughkeepsie NY 12601	29.86%
JNL/Mellon Capital Index 5 Fund (Class I)
	Surinder Sahajpal 8200 Oak Knoll Dr Burr Ridge IL 60527	40.15%
JNL/Goldman Sachs Managed Moderate Fund (Class I)
	Avrille Copans 6757 Tema St San Diego CA 92120	61.27%

185

The Goldman Sachs Managed Funds noted above are Funds of the Trust. The address for the Goldman Sachs Managed Funds and Jackson is 1 Corporate Way, Lansing, Michigan 48951.

INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

Investment Adviser

Jackson National Asset Management, LLC

JNAM, 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust. As investment adviser, JNAM provides the Trust with professional investment supervision and management. The Adviser is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom.

JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees. It may be terminated at any time upon 60 days’ notice by the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment. Additional Funds may be subject to a different agreement. The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement. As compensation for its services, the Trust pays the Adviser a fee in respect of each Fund as described in the Prospectus. The net fees paid by the Trust to the Adviser for the fiscal years ended December 31, 2019, December 31, 2018, and December 31, 2017, were $718,278,541, $688,586,059, and $736,073,762, respectively.

The JNL/Mellon Index 5 Fund and JNL/Goldman Sachs 4 Fund do not charge an investment advisory fee. For the fiscal years ended December 31, 2019, December 31, 2018, and December 31, 2017, the fees incurred by each remaining Fund (after any fee waivers) pursuant to the Management Agreement are listed below. A table outlining any fee waivers that reduced the advisory fee a Fund incurred immediately follows this table.

Fund	December 31, 2019	December 31, 2018	December 31, 2017
JNL/American Funds Balanced Fund	$6,884,968	$5,071,513	$3,406,566
JNL/American Funds® Blue Chip Income and Growth Fund	$17,820,416	$18,850,585	$20,303,466
JNL/American Funds Capital Income Builder Fund[1]	$377,501	$23,204	N/A
JNL/American Funds Capital World Bond Fund	$2,998,228	$3,196,316	$3,328,621
JNL/American Funds® Global Growth Fund	$2,242,567	$1,434,610	$1,019,163
JNL/American Funds Global Small Capitalization Fund	$4,558,758	$4,615,456	$4,266,984
JNL/American Funds® Growth Fund	$6,186,711	$3,417,744	$2,559,607
JNL/American Funds Growth-Income Fund	$38,961,104	$35,364,314	$31,247,420
JNL/American Funds International Fund	$13,560,728	$14,606,086	$12,516,151
JNL/American Funds New World Fund	$12,832,605	$12,820,314	$11,668,920
JNL Multi-Manager Alternative Fund	$13,748,878	$12,957,519	$12,903,645
JNL Multi-Manager Emerging Markets Equity Fund	$5,932,407	$6,818,165	$8,099,669
JNL Multi-Manager International Small Cap Fund[1]	$2,045,179	$703,428	N/A
JNL Multi-Manager Mid Cap Fund	$7,186,975	$6,226,102	$6,342,159
JNL Multi-Manager Small Cap Growth Fund	$12,776,769	$11,194,667	$9,488,549
JNL Multi-Manager Small Cap Value Fund	$7,864,871	$8,218,054	$8,574,653
JNL iShares Tactical Moderate Fund	$285,499	$266,498	$720,356

186

Fund	December 31, 2019	December 31, 2018	December 31, 2017
JNL iShares Tactical Moderate Growth Fund	$560,614	$562,477	$1,586,921
JNL iShares Tactical Growth Fund	$473,972	$451,176	$1,182,560
JNL/American Funds Moderate Growth Allocation Fund	$4,303,173	$4,204,514	$5,159,077
JNL/American Funds Growth Allocation Fund	$4,778,808	$4,341,383	$4,445,015
JNL/AQR Large Cap Defensive Style Fund[2]	$88,278	N/A	N/A
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$2,347,749	$3,768,139	$3,342,274
JNL/AQR Managed Futures Strategy Fund	$1,292,124	$2,839,571	$5,209,993
JNL/BlackRock Advantage International Fund[2]	$74,860	N/A	N/A
JNL/BlackRock Global Allocation Fund	$21,371,255	$23,517,927	$26,534,574
JNL/BlackRock Global Natural Resources Fund	$3,566,566	$4,239,303	$5,204,258
JNL/BlackRock Large Cap Select Growth Fund	$16,995,829	$16,239,618	$15,848,752
JNL/Boston Partners Global Long Short Equity Fund	$4,599,126	$5,964,565	$7,791,368
JNL/Causeway International Value Select Fund	$7,602,130	$8,986,159	$8,092,183
JNL/ClearBridge Large Cap Growth Fund[3]	$4,219,320	$2,757,424	$579,945
JNL/DFA Growth Allocation Fund[4]	$387,096	$252,341	$64,549
JNL/DFA Moderate Growth Allocation Fund[4]	$301,675	$212,373	$47,275
JNL/DFA International Core Equity Fund[2]	$170,806	N/A	N/A
JNL/DFA U.S. Core Equity Fund	$4,815,086	$4,679,365	$5,636,716
JNL/DFA U.S. Small Cap Fund	$734,329	$617,174	$873,287
JNL/DoubleLine® Core Fixed Income Fund	$13,070,772	$13,028,834	$16,298,024
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$3,600,959	$3,501,554	$2,756,715
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$10,038,905	$9,027,084	$7,592,065
JNL/DoubleLine® Total Return Fund	$10,571,428	$9,194,887	$11,387,977
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$4,008,211	$4,512,629	$6,058,436
JNL/First State Global Infrastructure Fund	$6,945,870	$6,665,286	$7,834,318
JNL/Franklin Templeton Global Multisector Bond Fund	$8,447,717	$9,449,738	$11,490,481
JNL/Franklin Templeton Growth Allocation Fund[6]	$3,405,160	N/A	N/A
JNL/Franklin Templeton Income Fund	$10,740,813	$12,536,458	$14,945,543
JNL/Franklin Templeton International Small Cap Fund	$4,650,753	$5,509,095	$5,580,424
JNL/GQG Emerging Markets Equity Fund[3]	$4,629,192	$4,261,795	$983,632
JNL/Harris Oakmark Global Equity Fund	$6,026,894	$7,183,606	$3,665,439
JNL/Heitman U.S. Focused Real Estate Fund[1]	$1,183,309	$329,221	N/A
JNL/Invesco Diversified Dividend Fund[3]	$3,214,464	$2,925,519	$758,257
JNL/Invesco Global Growth Fund	$12,463,391	$13,054,273	$12,914,806
JNL/Invesco Global Real Estate Fund	$7,952,045	$9,616,866	$13,078,499
JNL/Invesco International Growth Fund	$5,765,697	$6,955,957	$8,266,643
JNL/Invesco Small Cap Growth Fund	$12,643,814	$13,575,772	$12,866,436
JNL/JPMorgan Global Allocation Fund	$277,542	$238,383	$260,704
JNL/JPMorgan Growth & Income Fund	$4,847,512	$6,740,893	$8,356,851
JNL/JPMorgan Hedged Equity Fund[1]	$1,038,199	$114,218	N/A
JNL/JPMorgan MidCap Growth Fund	$11,436,640	$10,727,279	$11,050,205
JNL/JPMorgan U.S. Government & Quality Bond Fund	$3,242,117	$3,479,284	$5,008,702
JNL/Lazard International Strategic Equity Fund	$1,252,080	$583,942	$446,446
JNL/Loomis Sayles Global Growth Fund[1]	$1,570,450	$553,504	N/A
JNL/Lord Abbett Short Duration Income Fund[5]	N/A	N/A	N/A
JNL/Mellon Index 5 Fund	N/A	N/A	N/A
JNL/Mellon DowSM Index Fund	$1,719,730	$1,552,952	$1,732,828
JNL/Mellon Emerging Markets Index Fund	$2,921,905	$3,279,264	$4,407,947
JNL/Mellon Equity Income Fund	$1,572,759	$882,648	$747,629
JNL/Mellon MSCI KLD 400 Social Index Fund[4]	$112,970	$61,445	$18,725
JNL/Mellon MSCI World Index Fund	$667,227	$681,139	$937,668
JNL/Mellon Nasdaq® 100 Index Fund	$5,128,026	$4,501,965	$4,244,358
JNL/Mellon S&P 500 Index Fund	$9,038,379	$8,880,964	$13,945,041
JNL/Mellon S&P 400 MidCap Index Fund	$4,264,236	$4,356,982	$6,199,261
JNL/Mellon Small Cap Index Fund	$3,492,462	$3,525,469	$5,033,196
JNL/Mellon International Index Fund	$2,730,973	$2,967,511	$4,986,172
JNL/Mellon Bond Index Fund	$1,826,736	$1,879,854	$2,806,629

187

Fund	December 31, 2019	December 31, 2018	December 31, 2017
JNL/Mellon Communication Services Sector Fund	$311,095	$241,090	$374,197
JNL/Mellon Consumer Discretionary Sector Fund	$2,291,303	$2,233,811	$2,596,381
JNL/Mellon Consumer Staples Sector Fund[3]	$218,471	$68,468	$5,232
JNL/Mellon Energy Sector Fund	$2,063,276	$2,578,761	$3,878,291
JNL/Mellon Financial Sector Fund	$2,298,124	$2,600,718	$3,239,508
JNL/Mellon Healthcare Sector Fund	$5,483,802	$5,418,813	$6,959,990
JNL/Mellon Industrials Sector Fund[3]	$142,948	$92,167	$10,730
JNL/Mellon Information Technology Sector Fund	$5,201,311	$4,682,515	$4,842,154
JNL/Mellon Materials Sector Fund[3]	$53,089	$116,858	$24,742
JNL/Mellon Real Estate Sector Fund[3]	$280,224	$245,291	$89,941
JNL S&P 500 Index Fund[3]	$107,842	$37,653	$2,861
JNL/Mellon Utilities Sector Fund	$502,157	$186,328	$239,934
JNL/MFS Mid Cap Value Fund	$7,443,602	$6,137,890	$5,804,594
JNL/Morningstar Wide Moat Index Fund[1]	$1,108,108	$299,401	N/A
JNL/Neuberger Berman Commodity Strategy Fund	$542,248	$708,289	$91,793
JNL/Neuberger Berman Strategic Income Fund	$3,714,242	$3,402,452	$3,660,465
JNL/PIMCO Income Fund[3]	$6,500,716	$4,513,856	$720,553
JNL/PIMCO Investment Grade Credit Bond Fund	$1,996,452	$1,572,648	$1,698,658
JNL/PIMCO Real Return Fund	$6,411,723	$7,302,067	$9,472,342
JNL/PPM America Floating Rate Income Fund	$7,101,393	$7,271,433	$8,538,264
JNL/PPM America High Yield Bond Fund	$6,976,760	$7,368,356	$9,718,067
JNL/PPM America Small Cap Value Fund	$3,260,803	$4,736,273	$5,500,147
JNL/PPM America Total Return Fund	$4,807,180	$4,651,738	$5,739,817
JNL/RAFI® Fundamental Asia Developed Fund	$464,449	$562,749	$745,709
JNL/RAFI® Fundamental Europe Fund	$650,881	$844,051	$1,111,980
JNL/RAFI® Fundamental U.S. Small Cap Fund[2]	$389,207	N/A	N/A
JNL/RAFI® Multi-Factor U.S. Equity Fund[2]	$2,491,328	N/A	N/A
JNL/T. Rowe Price Balanced Fund	$2,747,674	$1,474,758	$563,165
JNL/T. Rowe Price Capital Appreciation Fund	$26,328,508	$17,149,305	$11,808,815
JNL/T. Rowe Price Established Growth Fund	$41,859,750	$41,039,768	$40,665,395
JNL/T. Rowe Price Mid-Cap Growth Fund	$35,833,077	$33,459,315	$31,583,875
JNL/T. Rowe Price Short-Term Bond Fund	$4,976,665	$4,747,338	$6,100,940
JNL/T. Rowe Price U.S. High Yield Fund	$3,650,648	$3,397,240	$4,294,782
JNL/T. Rowe Price Value Fund	$20,775,153	$23,173,710	$26,784,301
JNL/Vanguard Capital Growth Fund[3]	$1,852,223	$1,020,881	$59,585
JNL/Vanguard Equity Income Fund[3]	$1,429,363	$529,204	$17,493
JNL/Vanguard International Fund[3]	$3,798,035	$2,573,319	$71,070
JNL/Vanguard Small Company Growth Fund[3]	$1,803,580	$1,103,837	$67,441
JNL/Vanguard U.S. Stock Market Index Fund[3]	$859,531	$368,992	$11,828
JNL/Vanguard International Stock Market Index Fund[3]	$585,268	$433,644	$41,807
JNL/Vanguard Global Bond Market Index Fund[3]	$194,130	$93,301	$3,812
JNL/Vanguard Moderate ETF Allocation Fund[3]	$466,944	$202,335	$8,083
JNL/Vanguard Moderate Growth ETF Allocation Fund[3]	$633,152	$309,752	$12,422
JNL/Vanguard Growth ETF Allocation Fund[3]	$690,151	$368,407	$10,034
JNL/WCM Focused International Equity Fund	$9,662,270	$9,865,967	$9,076,905
JNL/Westchester Capital Event Driven Fund	$2,919,673	$2,402,612	$3,444,149
JNL/WMC Balanced Fund	$26,165,493	$24,868,425	$28,323,283
JNL/WMC Government Money Market Fund	$2,110,461	$1,940,936	$3,210,754
JNL/WMC Value Fund	$5,127,291	$5,614,516	$7,593,705
JNL/Goldman Sachs Competitive Advantage Fund	$6,660,713	$7,112,671	$9,461,339
JNL/Goldman Sachs Dividend Income & Growth Fund	$12,531,459	$12,856,631	$18,284,748
JNL/Goldman Sachs Intrinsic Value Fund	$6,133,550	$6,610,922	$8,735,018
JNL/Goldman Sachs Total Yield Fund	$5,246,830	$5,749,456	$7,780,754
JNL/Goldman Sachs International 5 Fund	$160,895	$151,599	$284,451
JNL/Goldman Sachs 4 Fund	N/A	N/A	N/A
JNL/Goldman Sachs Managed Conservative Fund	$1,244,244	$1,343,987	$1,483,243
JNL/Goldman Sachs Managed Moderate Fund	$2,598,699	$2,773,709	$2,901,966
JNL/Goldman Sachs Managed Moderate Growth Fund	$4,666,108	$4,967,816	$5,191,998

188

	Fund	December 31, 2019	December 31, 2018	December 31, 2017
	JNL/Goldman Sachs Managed Growth Fund	$4,377,887	$4,571,974	$4,538,154
	JNL/Goldman Sachs Managed Aggressive Growth Fund	$2,030,958	$2,059,204	$1,899,444
	JNL Conservative Allocation Fund	$555,238	$461,206	$274,275
	JNL Moderate Allocation Fund	$730,392	$751,025	$681,961
	JNL Moderate Growth Allocation Fund	$2,097,401	$2,182,637	$1,643,569
	JNL Growth Allocation Fund	$2,113,632	$2,221,163	$1,933,105
	JNL Aggressive Growth Allocation Fund	$1,420,060	$1,500,402	$1,155,934
[1]	The Fund commenced operations August 13, 2018.
[2]	The Fund commenced operations June 24, 2019.
[3]	The Fund commenced operations September 25, 2017.
[4]	The Fund commenced operations April 24, 2017.
[5]	The Fund will commence operations on April 27, 2020.
[6]	The Fund did not pay an advisory fee prior to June 24, 2019.

For the fiscal years ended December 31, 2019, December 31, 2018, and December 31, 2017, for certain Funds, JNAM waived the following fees pursuant to the Management Fee Waiver Agreement or a voluntary management fee waiver, as applicable.

Fund	December 31, 2019	December 31, 2018	December 31, 2017
JNL/American Funds Balanced Fund	$4,357,699	$3,857,212	$1,694,778
JNL/American Funds® Blue Chip Income and Growth Fund	$12,488,252	$14,373,930	$13,697,371
JNL/American Funds Capital Income Builder Fund	$258,218	$16,249	N/A
JNL/American Funds Capital World Bond Fund	$2,454,492	$2,796,776	$2,600,369
JNL/American Funds® Global Growth Fund	$1,779,176	$1,229,668	$797,142
JNL/American Funds Global Small Capitalization Fund	$3,617,374	$3,905,392	$3,258,779
JNL/American Funds® Growth Fund	$4,367,038	$2,506,353	$1,723,018
JNL/American Funds Growth-Income Fund	$22,410,447	$22,495,218	$17,411,750
JNL/American Funds International Fund	$9,631,949	$11,083,366	$8,615,475
JNL/American Funds New World Fund	$9,807,679	$10,266,909	$8,652,168
JNL Multi-Manager Alternative Fund	N/A	N/A	$1,018,779
JNL Multi-Manager Emerging Markets Equity Fund	N/A	N/A	$73,150
JNL Multi-Manager International Small Cap Fund	N/A	N/A	N/A
JNL Multi-Manager Mid Cap Fund	N/A	N/A	N/A
JNL Multi-Manager Small Cap Growth Fund	N/A	N/A	N/A
JNL Multi-Manager Small Cap Value Fund	N/A	N/A	N/A
JNL iShares Tactical Moderate Fund	N/A	N/A	$390,447
JNL iShares Tactical Moderate Growth Fund	N/A	N/A	$860,413
JNL iShares Tactical Growth Fund	N/A	N/A	$639,924
JNL/American Funds Moderate Growth Allocation Fund	N/A	N/A	N/A
JNL/American Funds Growth Allocation Fund	N/A	N/A	N/A
JNL/AQR Large Cap Defensive Style Fund	N/A	N/A	N/A
JNL/AQR Large Cap Relaxed Constraint Equity Fund	N/A	$2,099	N/A
JNL/AQR Managed Futures Strategy Fund	N/A	N/A	N/A
JNL/BlackRock Advantage International Fund	N/A	N/A	N/A
JNL/BlackRock Global Allocation Fund	N/A	N/A	N/A
JNL/BlackRock Global Natural Resources Fund	N/A	N/A	N/A
JNL/BlackRock Large Cap Select Growth Fund	N/A	N/A	N/A
JNL/Boston Partners Global Long Short Equity Fund	N/A	$506	N/A
JNL/Causeway International Value Select Fund	N/A	N/A	N/A
JNL/ClearBridge Large Cap Growth Fund	N/A	N/A	N/A
JNL/DFA Growth Allocation Fund	$173,200	$63,086	$12,825
JNL/DFA Moderate Growth Allocation Fund	$119,731	$53,094	$9,535
JNL/DFA International Core Equity Fund	$6,619	N/A	N/A
JNL/DFA U.S. Core Equity Fund	$31,454	N/A	$532,267
JNL/DFA U.S. Small Cap Fund	N/A	N/A	N/A
JNL/DoubleLine® Core Fixed Income Fund	N/A	N/A	$555,385
189

Fund	December 31, 2019	December 31, 2018	December 31, 2017
JNL/DoubleLine® Emerging Markets Fixed Income Fund	N/A	N/A	N/A
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$80,818	$83,558	N/A
JNL/DoubleLine® Total Return Fund	N/A	N/A	N/A
JNL/Fidelity Institutional Asset Management® Total Bond Fund	N/A	N/A	$91,434
JNL/First State Global Infrastructure Fund	N/A	N/A	N/A
JNL/Franklin Templeton Global Multisector Bond Fund	N/A	N/A	N/A
JNL/Franklin Templeton Growth Allocation Fund	$68,778	N/A	N/A
JNL/Franklin Templeton Income Fund	N/A	N/A	N/A
JNL/Franklin Templeton International Small Cap Fund	N/A	N/A	N/A
JNL/GQG Emerging Markets Equity Fund	N/A	N/A	N/A
JNL/Harris Oakmark Global Equity Fund	N/A	N/A	N/A
JNL/Heitman U.S. Focused Real Estate Fund	N/A	N/A	N/A
JNL/Invesco Diversified Dividend Fund	N/A	N/A	N/A
JNL/Invesco Global Growth Fund	N/A	N/A	$219,458
JNL/Invesco Global Real Estate Fund	N/A	N/A	$18,290
JNL/Invesco International Growth Fund	N/A	N/A	$18,290
JNL/Invesco Small Cap Growth Fund	N/A	N/A	$109,732
JNL/JPMorgan Global Allocation Fund	$42,925	N/A	N/A
JNL/JPMorgan Growth & Income Fund	N/A	N/A	$268,250
JNL/JPMorgan Hedged Equity Fund	N/A	N/A	N/A
JNL/JPMorgan MidCap Growth Fund	N/A	$5,956	N/A
JNL/JPMorgan U.S. Government & Quality Bond Fund	N/A	$1,424	N/A
JNL/Lazard International Strategic Equity Fund	N/A	N/A	N/A
JNL/Loomis Sayles Global Growth Fund	N/A	N/A	N/A
JNL/Lord Abbett Short Duration Income Fund	N/A	N/A	N/A
JNL/Mellon Index 5 Fund	N/A	N/A	N/A
JNL/Mellon DowSM Index Fund	$2,082	$315	N/A
JNL/Mellon Emerging Markets Index Fund	N/A	N/A	$203,274
JNL/Mellon Equity Income Fund	N/A	N/A	N/A
JNL/Mellon MSCI KLD 400 Social Index Fund	$118	N/A	N/A
JNL/Mellon MSCI World Index Fund	N/A	N/A	N/A
JNL/Mellon Nasdaq® 100 Index Fund	N/A	N/A	N/A
JNL/Mellon S&P 500 Index Fund	N/A	N/A	$509,255
JNL/Mellon S&P 400 MidCap Index Fund	N/A	N/A	N/A
JNL/Mellon Small Cap Index Fund	N/A	N/A	N/A
JNL/Mellon International Index Fund	N/A	N/A	N/A
JNL/Mellon Bond Index Fund	N/A	N/A	N/A
JNL/Mellon Communication Services Sector Fund	N/A	N/A	N/A
JNL/Mellon Consumer Discretionary Sector Fund	N/A	N/A	N/A
JNL/Mellon Consumer Staples Sector Fund	N/A	N/A	N/A
JNL/Mellon Energy Sector Fund	N/A	N/A	N/A
JNL/Mellon Financial Sector Fund	N/A	N/A	N/A
JNL/Mellon Healthcare Sector Fund	N/A	N/A	N/A
JNL/Mellon Industrials Sector Fund	N/A	N/A	N/A
JNL/Mellon Information Technology Sector Fund	N/A	N/A	N/A
JNL/Mellon Materials Sector Fund	N/A	N/A	N/A
JNL/Mellon Real Estate Sector Fund	N/A	N/A	N/A
JNL S&P 500 Index Fund	$91,664	$28,469	$1,877
JNL/Mellon Utilities Sector Fund	N/A	N/A	N/A
JNL/MFS Mid Cap Value Fund	N/A	N/A	$206,531
JNL/Morningstar Wide Moat Index Fund	N/A	N/A	N/A
JNL/Neuberger Berman Commodity Strategy Fund	N/A	N/A	N/A
JNL/Neuberger Berman Strategic Income Fund	N/A	N/A	N/A
JNL/PIMCO Income Fund	N/A	N/A	N/A
JNL/PIMCO Investment Grade Credit Bond Fund	N/A	N/A	N/A
JNL/PIMCO Real Return Fund	N/A	N/A	$80,296
JNL/PPM America Floating Rate Income Fund	N/A	N/A	$73,153

190

	Fund	December 31, 2019	December 31, 2018	December 31, 2017
	JNL/PPM America High Yield Bond Fund	N/A	N/A	N/A
	JNL/PPM America Small Cap Value Fund	N/A	N/A	$467,842
	JNL/PPM America Total Return Fund	N/A	N/A	N/A
	JNL/RAFI® Fundamental Asia Developed Fund	N/A	N/A	N/A
	JNL/RAFI® Fundamental Europe Fund	N/A	N/A	N/A
	JNL/RAFI® Fundamental U.S. Small Cap Fund	$868	N/A	N/A
	JNL/RAFI® Multi-Factor U.S. Equity Fund	N/A	N/A	N/A
	JNL/T. Rowe Price Balanced Fund	N/A	N/A	N/A
	JNL/T. Rowe Price Capital Appreciation Fund	$66,807	$68,922	$3,471
	JNL/T. Rowe Price Established Growth Fund	N/A	N/A	N/A
	JNL/T. Rowe Price Mid-Cap Growth Fund	$400,031	$399,855	$107,407
	JNL/T. Rowe Price Short-Term Bond Fund	N/A	N/A	N/A
	JNL/T. Rowe Price U.S. High Yield Fund	N/A	N/A	N/A
	JNL/T. Rowe Price Value Fund	$257,437	$450,033	$567,656
	JNL/Vanguard Capital Growth Fund	$1,288,026	$777,812	$45,399
	JNL/Vanguard Equity Income Fund	$989,065	$403,202	$13,329
	JNL/Vanguard International Fund	$2,896,328	$2,096,774	$57,910
	JNL/Vanguard Small Company Growth Fund	$1,147,436	$883,067	$53,954
	JNL/Vanguard U.S. Stock Market Index Fund	$257,851	$110,694	$3,549
	JNL/Vanguard International Stock Market Index Fund	$204,841	$151,774	$14,633
	JNL/Vanguard Global Bond Market Index Fund	$97,063	$46,650	$1,906
	JNL/Vanguard Moderate ETF Allocation Fund	$116,311	$50,585	$2,022
	JNL/Vanguard Moderate Growth ETF Allocation Fund	$158,513	$77,439	$3,107
	JNL/Vanguard Growth ETF Allocation Fund	$138,241	$73,681	$2,008
	JNL/WCM Focused International Equity Fund	N/A	N/A	$105,482
	JNL/Westchester Capital Event Driven Fund	N/A	N/A	N/A
	JNL/WMC Balanced Fund	N/A	N/A	N/A
	JNL/WMC Government Money Market Fund[1]	N/A	N/A	N/A
	JNL/WMC Value Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Competitive Advantage Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Dividend Income & Growth Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Intrinsic Value Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Total Yield Fund	N/A	N/A	N/A
	JNL/Goldman Sachs International 5 Fund	$555	N/A	N/A
	JNL/Goldman Sachs 4 Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Conservative Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Moderate Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Moderate Growth Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Growth Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Aggressive Growth Fund	N/A	N/A	N/A
	JNL Conservative Allocation Fund	N/A	N/A	N/A
	JNL Moderate Allocation Fund	N/A	N/A	N/A
	JNL Moderate Growth Allocation Fund	N/A	N/A	N/A
	JNL Growth Allocation Fund	N/A	N/A	N/A
	JNL Aggressive Growth Allocation Fund	N/A	N/A	N/A
[1]	The Investment Advisor recouped $2,374,477 and $2,895,594 of its management fee for the fiscal years ended December 31, 2018 and December 31, 2017, respectively.

Investment Sub-Advisers and Portfolio Managers

In addition to providing the services described above, the Adviser may, subject to the approval of the Trustees of the Trust, select, contract with and compensate Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund and reviews the performance of such Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

191

AQR Capital Management, LLC

AQR Capital Management, LLC (“AQR”) is located at Two Greenwich Plaza, Greenwich, Connecticut 06830 and serves as sub-adviser to the JNL/AQR Large Cap Defensive Style Fund, JNL/AQR Large Cap Relaxed Constraint Equity Fund, and JNL/AQR Managed Futures Strategy Fund. AQR, a Delaware limited liability company founded in 1998, is a wholly owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR. Clifford Asness, Ph.D., M.B.A, may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.

Portfolio Manager Compensation Structure

The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership in AQR. Net income distributions are a function of assets under management and performance of the funds and accounts managed by the adviser. A Principal’s relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR. There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in the adviser’s 401(k) retirement plan which is offered to all employees of the adviser.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL/AQR Large Cap Defensive Style Fund and JNL/AQR Large Cap Relaxed Constraint Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Michele L. Aghassi, Ph.D.	Other Registered Investment Companies	11	$11.26 billion	2	$187.58 million
	Other Pooled Vehicles	13	$7.13 billion	10	$4.92 billion
	Other Accounts	13	$4.83 billion	4	$1.81 billion

Andrea Frazzini, Ph.D., M.S.	Other Registered Investment Companies	28	$18.9 billion	2	$187.58 million
	Other Pooled Vehicles	20	$10.32 billion	17	$8.11 billion
	Other Accounts	30	$15.67 billion	7	$2.01 billion

Lars N. Nielsen, M.Sc.	Other Registered Investment Companies	27	$12.5 billion	0	$0
	Other Pooled Vehicles	51	$21.01 billion	46	$18.59 billion
	Other Accounts	49	$25.40 billion	17	$7.84 billion

Ronen Israel, M.A.	Other Registered Investment Companies	28	$12.66 billion	0	$0
	Other Pooled Vehicles	51	$21.01 billion	46	$18.59 billion
	Other Accounts	49	$25.40 billion	17	$7.84 billion

JNL/AQR Managed Futures Strategy Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Clifford S. Asness, Ph.D., M.B.A.	Other Registered Investment Companies	29	$16.72 billion	0	$0
	Other Pooled Vehicles	35	$16.75 billion	33	$15.09 billion
	Other Accounts	59	$29.55 billion	22	$9.33 billion

192

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
John M. Liew, Ph.D., M.B.A.	Other Registered Investment Companies	18	$9.41 billion	0	$0
	Other Pooled Vehicles	25	$11.35 billion	24	$9.91 billion
	Other Accounts	29	$14.07 billion	10	$6.11 billion

Yao Hua Ooi	Other Registered Investment Companies	11	$9.15 billion	0	$0
	Other Pooled Vehicles	35	$17.58 billion	33	$16.47 billion
	Other Accounts	2	$372.82 million	1	$65.42 million

Ari Levine, M.S.	Other Registered Investment Companies	5	$5.14 billion	0	$0
	Other Pooled Vehicles	31	$13.78 billion	28	$11.69 billion
	Other Accounts	7	$4.34 billion	2	$943 million

Conflicts of Interest

Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund, including other accounts of AQR or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts (including, for purposes of this discussion, other funds and Proprietary Accounts), on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. A potential conflict of interest exists where portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Portfolio.

A number of potential conflicts of interest may arise as a result of AQR’s or portfolio manager’s management of a number of accounts with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In circumstances where the amount of total exposure to a strategy or investment type across accounts is, in the opinion of AQR, capacity constrained, the availability of the strategy or investment type for the Fund and other accounts may be reduced in AQR’s discretion. The Fund may therefore have reduced exposure to a capacity constrained strategy or investment type, which could adversely affect the Fund’s return. AQR is not obligated to allocate capacity pro rata and may take its financial interests into account when allocating capacity among the Fund and other accounts.

193

Another conflict could arise where different account guidelines and/or differences within particular investment strategies lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same instruments at the same time or in the same direction (particularly if different accounts have different strategies), or in the same proportionate amounts for all eligible accounts (particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different investment restrictions, or different risk tolerances). As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same instruments, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account. AQR may, from time to time, implement new trading strategies or participate in new trading strategies for some but not all accounts, including the Fund. Strategies may not be implemented in the same manner among accounts where they are employed, even if the strategy is consistent with the objectives of such accounts. In certain circumstances, investment opportunities that are in limited supply and/or have limited return potential in light of administrative costs of pursuing such investments (e.g., IPOs) are only allocated to accounts where the given opportunity is more closely aligned with the applicable strategy and/or trading approach.

Whenever decisions are made to buy or sell investments by the Fund and one or more other accounts simultaneously, AQR or portfolio manager may aggregate the purchases and sales of the investments and will allocate the transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the investments sought to be traded. These aggregation and allocation policies could have a detrimental effect on the price or amount of the investments available to the Fund from time to time. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

To the extent that the Fund holds interests in an issuer that are different (or more senior or junior) than, or potentially adverse to, those held by other accounts, AQR may be presented with investment decisions where the outcome would benefit one account and would not benefit or would harm the other account. This may include, but is not limited to, an account investing in a different security of an issuer’s capital structure than another account, an account investing in the same security but on different terms than another account, an account obtaining exposure to an investment using different types of securities or instruments than another account, an account engaging in short selling of securities that another account holds long, an account voting securities in a different manner than another account, and/or an account acquiring or disposing of its interests at different times than another account. This could have a material adverse effect on, or in some instances could benefit, one or more of such accounts, including accounts that are affiliates of AQR, accounts in which AQR has an interest, or accounts which pay AQR higher fees or a performance fee. These transactions or investments by one or more accounts could dilute or otherwise disadvantage the values, prices, or investment strategies of such accounts. When AQR, on behalf of an account, manages or implements a portfolio decision ahead of, or contemporaneously with, portfolio decisions of another account, market impact, liquidity constraints, or other factors could result in such other account receiving less favorable pricing or trading results, paying higher transaction costs, or being otherwise disadvantaged. In addition, in connection with the foregoing, AQR, on behalf of an account, is permitted to pursue or enforce rights or actions, or refrain from pursuing or enforcing rights or actions, with respect to a particular issuer in which action could materially adversely affect such other account.

194

In addition, when the Fund and other accounts hold investments in the same issuer (including at the same place in the capital structure), the Fund may be prohibited by applicable law from participating in restructurings, work- outs or other activities related to its investment in the issuer. As a result, the Fund may not be permitted by law to make the same investment decisions as other accounts in the same or similar situations even if AQR believes it would be in the Fund’s best economic interests to do so. The Fund may be prohibited by applicable law from investing in an issuer (or an affiliate) that other accounts are also investing in or currently invest in even if AQR believes it would be in the best economic interests of the Fund to do so. Furthermore, entering into certain transactions that are not deemed prohibited by law when made may potentially lead to a condition that raises regulatory or legal concerns in the future. This may be the case, for example, with issuers that AQR considers to be at risk of default and restructuring or work-outs with debt holders, which may include the Fund and other accounts. In some cases, to avoid the potential of future prohibited transactions, AQR may avoid allocating an investment opportunity to the Fund that it would otherwise recommend, subject to AQR’s then-current allocation policy and any applicable exemptions. In certain circumstances, AQR may be restricted from transacting in a security or instrument because of material non-public information received in connection with an investment opportunity that is offered to AQR or an affiliate of AQR. In other circumstances, AQR will not participate in an investment opportunity to avoid receiving material non-public information that would restrict AQR from transacting in a security or instrument. These restrictions may adversely impact the Fund’s performance.

AQR and the Fund’s portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, as they may have an incentive to favor accounts with the potential for greater fees. For instance, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees, with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all accounts, including the Fund, are treated fairly and equitably over time.

Security Ownership of Portfolio Managers for the JNL/AQR Large Cap Defensive Style Fund and JNL/AQR Large Cap Relaxed Constraint Equity Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michele L. Aghassi, Ph.D.	X
Andrea Frazzini, Ph.D., M.S.	X
Lars N. Nielsen, M.Sc.	X
Ronen Israel, M.A.

Security Ownership of Portfolio Managers for the JNL/AQR Managed Futures Strategy Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Clifford S. Asness, Ph.D., M.B.A.	X
John M. Liew, Ph.D., M.B.A.	X
Yao Hua Ooi	X
Ari Levine, M.S.	X

195

BlackRock Investment Management, LLC (“BIM”) and BlackRock International Limited (“BIL”)

BIM is located at 1 University Square Drive, Princeton, New Jersey 08540-6455 serves as the Sub-Adviser to the JNL/BlackRock Global Allocation Fund and JNL/BlackRock Large Cap Select Growth Fund. BIL is located at 40 Torphichen Street, Edinburgh, United Kingdom EH3 8JB. BIL is the sub-adviser to the JNL/BlackRock Global Natural Resources Fund. BlackRock is a wholly owned subsidiary of BlackRock, Inc.

Portfolio Manager Compensation Structure

The discussion below describes the portfolio managers’ compensation as of December 31, 2019.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation - Messrs. Rieder, Koesterich, and Clayton

Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program. The team’s formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are a combination of the S&P 500 Index, the FTSE World ex-US Index, the ICE BofAML Current 5-Year US Treasury Index and the FTSE Non-US Dollar World Government Bond Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.

Discretionary Incentive Compensation - Messrs. Kemp, Ruvinsky, Bishop, Holl, Franklin, Savi and Mathieson

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Funds and other accounts are:

196

Portfolio Managers	Benchmarks
Lawrence Kemp Phil Ruvinsky	Russell 1000 Growth Custom Index; Russell 1000 Growth Index; Russell MidCap Growth Index; S&P 500 Index
Alastair Bishop Thomas Holl	50% HSBCMINGBP / 50% MSW_NTGBP Index, in GBP; BCX Overwrite Benchmark Strategy Index (BX3); BGR Option Overwriting Strategy Composite Index (NEW); Bloomberg Commodity Index Total Return; DAX Global Agribusiness Index in USD; E_GF Historical Performance Shell; E_GMO Historical Performance Shell; EMIX Global Mining Constrained Weights Index (Open) Net; EMIX Global Mining Index (Close); EMIX Mining Index - expressed in GBP; FTSE Gold Mines Index (Gross Total Return); FTSE Gold Mining Index - GBP Price; LIBOR 3 Month Index; MSCI 10/40 DW Energy (Net); MSCI World Energy Net Daily TR Index; MSCI World SMID Energy Index total return (net); NYSE Arca Gold Miners Index EUR Net Total Return; S&P Global Clean Energy Index; S&P Global Natural Resources Index; S&P Global Natural Resources Index - In GBP; S&P Global Natural Resources Net Return; S&P North American Natural Resources Sector Index; SNP Glob Infrastr Utilities Option Overwrite Strategy Composite Index – 3
Kevin Franklin Richard Mathieson Raffaele Savi	No benchmarks

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

197

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($280,000 for 2019).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  Messrs. Rieder, Koesterich, Clayton, Kemp, Ruvinsky, Franklin, Mathieson and Savi are eligible to participate in these plans.

United Kingdom-based portfolio managers are also eligible to participate in broad-based plans offered generally to BlackRock employees, including broad-based retirement, health and other employee benefit plans. For example, BlackRock has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including the BlackRock Retirement Savings Plan (RSP) and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution to the RSP is between 6% to 15% (dependent on service related entitlement) of eligible pay capped at £150,000 per annum. The RSP offers a range of investment options, including several collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, in the absence of an investment election being made, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a US dollar value of $25,000 based on its fair market value on the purchase date. Messrs. Bishop and Holl are eligible to participate in these plans.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL/BlackRock Advantage International Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Raffaele Savi	Other Registered Investment Companies	32	$16.14 billion	0	$0
	Other Pooled Vehicles	41	$17.79 billion	6	$1.71 billion
	Other Accounts	17	$25.38 billion	15	$20.27 billion

Kevin Franklin	Other Registered Investment Companies	10	$3.34 billion	0	$0
	Other Pooled Vehicles	33	$4.99 billion	6	$726.3 million
	Other Accounts	16	$8.89 billion	15	$8.86 billion

Richard Mathieson	Other Registered Investment Companies	23	$13.75 billion	0	$0
	Other Pooled Vehicles	79	$14.82 billion	9	$2.38 billion
	Other Accounts	26	$26.33 billion	24	$21.42 billion

198

 JNL/BlackRock Global Allocation Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Rick Rieder	Other Registered Investment Companies	20	$99.64 billion	0	$0
	Other Pooled Vehicles	44	$37.31 billion	4	$287.2 million
	Other Accounts	15	$6.83 billion	13	$6.51 billion

Russ Koesterich	Other Registered Investment Companies	8	$35.60 billion	0	$0
	Other Pooled Vehicles	9	$18.71 billion	0	$0
	Other Accounts	9	$0.26 million	0	$0

David Clayton	Other Registered Investment Companies	8	$35.60 billion	0	$0
	Other Pooled Vehicles	9	$18.71 billion	0	$0
	Other Accounts	0	$0	0	$0

JNL/BlackRock Global Natural Resources Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Alastair Bishop	Other Registered Investment Companies	7	$2.08 billion	0	$0
	Other Pooled Vehicles	13	$2.99 billion	1	$0.16 million
	Other Accounts	2	$0.06 million	2	$0.06 million

Tom Holl, CFA	Other Registered Investment Companies	3	$1.00 billion	0	$0
	Other Pooled Vehicles	13	$8.06 billion	4	$579.3 million
	Other Accounts	1	$169.4 million	1	$169.4 million

JNL/BlackRock Large Cap Select Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Lawrence Kemp, CFA	Other Registered Investment Companies	12	$17.82 billion	0	$0
	Other Pooled Vehicles	2	$1.99 billion	0	$0
	Other Accounts	1	$598.3 million	1	$598.3 million

Phil Ruvinsky	Other Registered Investment Companies	12	$17.82 billion	0	$0
	Other Pooled Vehicles	3	$2.01 billion	0	$0
	Other Accounts	0	$0	0	$0

199

Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. It should also be noted that Messrs. Rieder, Clayton, Koesterich, Bishop, Holl, Franklin, Mathieson and Savi may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Rieder, Clayton, Koesterich, Bishop, Holl, Franklin, Mathieson and Savi may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Security Ownership of Portfolio Managers for the JNL/BlackRock Advantage International Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Raffaele Savi	X
Kevin Franklin	X
Richard Mathieson	X

Security Ownership of Portfolio Managers for the JNL/BlackRock Global Allocation Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Rick Rieder	X
Russ Koesterich	X
David Clayton	X

200

Security Ownership of Portfolio Managers for the JNL/BlackRock Global Natural Resources Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Alastair Bishop	X
Tom Holl, CFA	X

Security Ownership of Portfolio Managers for the JNL/BlackRock Large Cap Select Growth Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Lawrence Kemp	X
Phil Ruvinsky	X

BlueBay Asset Management LLP

BlueBay Management LLP (“BlueBay”) located at 77 Grosvenor Street, London, W1K 3JR, United Kingdom serves as co-sub-adviser to the JNL Multi-Manager Alternative Fund. Portfolio management services may also be provided by BlueBay Asset Management USA LLC located in Stamford, Connecticut. Each of these entities is a registered investment adviser with the SEC and a wholly owned subsidiary of the Royal Bank of Canada, a publicly listed company.

Portfolio Manager Compensation Structure

Senior Portfolio Manager and Portfolio Manager compensation consists of Priority Drawings (Partners) or Salary (Employees) and Discretionary Profit Allocation (Partners) or Discretionary bonus award (Employees). Discretionary profit allocation or bonus awards are subject to deferral arrangements.

All staff are evaluated and rewarded annually during the yearly compensation review process. BlueBay has a Remuneration Committee which reviews the compensation arrangements at least annually. Compensation for any given individual is paid according to both quantitative and qualitative considerations. BlueBay operates a discretionary bonus scheme. Remuneration of all investment professionals is geared to portfolio performance and takes into account the profitable growth of each investment team’s business.

BlueBay operates mandatory deferral arrangements for all partners and employees who are awarded discretionary profit allocations (partners) or discretionary bonuses (employees) over a certain threshold. Deferrals will track BlueBay Funds and/or a combination of BlueBay Funds and the reference index, a shadow equity vehicle aligned to the performance of BlueBay and RBC Global Asset Management. Deferrals will vest on a cliff basis after a period of three years. Limited exceptions apply to BlueBay closed ended funds where there is a variation from standard practice in recognition of the closed end nature of the funds which extends beyond the three-year cliff.

Partners and employees may also be given additional discretionary awards which are all deferred awards with a three-year vesting period.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL Multi-Manager Alternative Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Justin Jewell	Other Registered Investment Companies	1	$59.50 million	0	$0
	Other Pooled Vehicles	6	$2.50 billion	0	$0
	Other Accounts	9	$6.47 billion	0	$0

Tim Leary	Other Registered Investment Companies	1	$57.16 million	0	$0
	Other Pooled Vehicles	2	$258.92 million	1	$83.55 million
	Other Accounts	0	$0	0	$0

201

Conflicts of Interest

BlueBay may provide investment management services for other clients and accounts similar to those provided to the Fund and which may give rise to potential conflicts of interest. BlueBay has established and implemented policies and procedures designed to address such conflicting interests, including a conflicts of interest policy, trade execution and allocation policies and training programs for employees.

A potential conflict of interest may arise as a result of a BlueBay portfolio manager’s responsibility for multiple accounts with similar investment objectives or strategies as the Fund, track the same index or otherwise hold, purchase or sell securities that are permitted for the Fund. A potential investment may be suitable for more than one of the portfolio manager’s accounts, and conflict may arise in respect of the allocation and aggregation of securities transactions to accounts. When allocating transactions among accounts it is BlueBay’s policy that all clients should be treated fairly and that, to the extent possible, all clients should receive equitable treatment over time and that no account will receive more favorable treatment or be disadvantaged over other accounts managed by BlueBay.

BlueBay seeks best execution with respect to all securities transactions and has implemented policies and procedures that it believes are reasonably designed to mitigate and manage any potential conflicts. When giving effect to decisions to deal on behalf of clients, the exact nature of the best possible result will be determined by BlueBay by using its commercial judgment and experience in light of market information and taking into account the following criteria: the characteristics of the client, the characteristics of the order, the characteristics of the instrument or product and the characteristics of the brokers, counterparties, exchange or trading system to which the order can be directed. BlueBay is a subsidiary of Royal Bank of Canada (“RBC”), a global financial services company with a number of affiliated entities. RBC group entities may be used, where permitted by regulation and the client’s contract, to effect transactions with BlueBay’s clients. Transactions with RBC group entities are executed on an arm’s length basis and in accordance with BlueBay’s best execution obligation.

Other conflicts may arise where a portfolio manager may trade the same trade securities in a personal capacity and also for client accounts. All employees are subject to and must comply with restrictions on engaging in personal transactions pursuant to a personal account dealing policy adopted by BlueBay and which details pre-trade approval, reporting and holding requirements for transactions.

BlueBay has adopted a written code of ethics that is applicable to all employees, partners and staff. Among other things, the code requires BlueBay and its employees, partners and staff to act in clients’ best interest, abide by all applicable regulations, avoid even the appearance of insider trading, and pre-clear and report on many types of personal securities transactions. BlueBay’s restrictions on personal securities trading apply to employees, partners and staff as well as their family members living in the same household. The Chief Compliance Officer monitors employee trading, relative to client trading, to ensure that employees do not engage in improper transactions.

The Conflicts of Interest Policy established by BlueBay sets out the most important and/or relevant aspects of the arrangements which BlueBay has put in place to manage potential conflicting interests. BlueBay’s arrangements for managing potential conflicts are reviewed at least annually and whenever a material change occurs that affects BlueBay’s ability to manage its conflicts.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Justin Jewell	X
Tim Leary	X

202

Boston Partners Global Investors, Inc. (“Boston Partners”)

Boston Partners Global Investors, Inc. (“Boston Partners”), is an SEC-registered Investment Adviser consisting of two investment divisions: Boston Partners and Weiss, Peck & Greer.  Boston Partners is the sub-adviser to the JNL/Boston Partners Global Long Short Equity Fund and co-sub-adviser to the JNL Multi-Manager Alternative Fund. Boston Partners maintains offices in Boston (MA), Greenbrae (CA), New York (NY), , and Los Angeles (CA).  Each of the divisions that comprise the firm manages investments independently to ensure continuity of investment philosophy, process and investment teams while sharing distribution, marketing, client service, legal and compliance, and back-office support.

Portfolio Manager Compensation Structure

All investment professionals receive a compensation package comprised of an industry competitive base salary, a discretionary bonus and long-term incentives. Through the bonus program, key investment professionals are rewarded primarily for strong investment performance. This aligns the Boston Partners team firmly with our clients’ objectives and provides the financial and work environment incentives which keep the teams in place and has led to industry leading investment staff continuity and extremely low unplanned staff turnover.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

●	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
●	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
●	Investment Team Performance: the financial results of the investment group with our client’s assets;
●	Firm-wide Performance: the overall financial performance of Boston Partners.
●	Our long-term incentive program effectively confers a significant 20-30% ownership interest in the value of the business to key employees. Annual awards are made by the Compensation Committee and are meant to equate to an additional 10-20% of the participants cash bonus awards.

Boston Partners retains professional compensation consultants with asset management expertise to periodically review their practices to ensure that Boston Partners remains highly competitive.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL Multi-Manager Alternative Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Joseph F. Feeney, Jr.	Other Registered Investment Companies	8	$6.25 billion	0	$0
	Other Pooled Vehicles	9	$3.23 billion	0	$0
	Other Accounts	38	$2.88 billion	0	$0

Paul Korngiebel, CFA	Other Registered Investment Companies	2	$74.38 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

203

JNL/Boston Partners Global Long Short Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Joseph F. Feeney, Jr.	Other Registered Investment Companies	8	$6.25 billion	0	$0
	Other Pooled Vehicles	9	$3.23 billion	0	$0
	Other Accounts	38	$2.88 billion	0	$0

Christopher K. Hart	Other Registered Investment Companies	4	$2.99 billion	0	$0
	Other Pooled Vehicles	9	$3.23 billion	0	$0
	Other Accounts	38	$2.88 billion	0	$0

Joshua Jones	Other Registered Investment Companies	4	$2.99 billion	0	$0
	Other Pooled Vehicles	9	$3.23 billion	0	$0
	Other Accounts	38	$2.88 billion	0	$0

Joshua White	Other Registered Investment Companies	4	$2.99 billion	0	$0
	Other Pooled Vehicles	9	$3.23 billion	0	$0
	Other Accounts	38	$2.88 billion	0	$0

Conflicts of Interest

As a fiduciary, Boston Partners has an affirmative duty of care, loyalty, honesty to its clients and a duty of utmost good faith to act in the best interests of Boston Partners’ clients. Compliance with this fiduciary responsibility can be accomplished by avoiding conflicts of interest and by fully, adequately, and fairly disclosing all material facts concerning any conflict which arises with respect to any client.

The following specific guidelines should not be viewed as all-encompassing and are not intended to be exclusive of others:

●	No Supervised Person shall take inappropriate advantage of their position with respect to a client, advancing their position for self-gain.
●	No Supervised Person shall use knowledge about pending or currently considered client securities transactions to profit personally as a result of such transactions.
●	All securities transactions affected for the benefit of a client account shall avoid inappropriate favoritism of one client over another client.
●	All securities transactions affected for the benefit of a Supervised Person shall be conducted in such a manner as to avoid abuse of that individual’s position of trust and responsibility.

Boston Partners maintains a Code of Ethics designed to identify and mitigate conflicts of interest. The Code of Ethics includes policies regarding personal securities trading, political and charitable contributions, gifts and entertainment, outside business activities and inside information. In addition, Boston Partners reviews employee connections with other securities industry companies and with any clients or vendors. This information is reviewed with regard to possible conflict of interest.

204

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Joseph F. Feeney, Jr.	X
Paul Korngiebel, CFA	X

Security Ownership of Portfolio Managers for the JNL/Boston Partners Global Long Short Equity Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Joseph F. Feeney, Jr.	X
Christopher K. Hart	X
Joshua Jones	X
Joshua White	X

Causeway Capital Management LLC

Causeway Capital Management LLC (“Causeway”) located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025 serves as sub-adviser to the JNL/Causeway International Value Select Fund (“Causeway Select Fund”) and co-sub-adviser to the JNL Multi-Manager International Small Cap Fund (“Causeway Small Cap Fund”).  Causeway is a Delaware limited liability company which is a wholly owned subsidiary of Causeway Capital Holdings LLC.

On February 18, 2020, Franklin Resources, Inc. and Legg Mason, Inc. announced that they had entered into an agreement under which Franklin Resources, Inc. would acquire Legg Mason, Inc. and its affiliates, including ClearBridge.  The transaction is expected to close in the third quarter of 2020 and is subject to customary closing conditions.  Upon completion of the transaction ClearBridge would become a wholly owned subsidiary of Franklin Resources, Inc.

Portfolio Manager Compensation Structure

Sarah H. Ketterer and Harry W. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salaries and are entitled, as controlling owners of Causeway’s parent holding company, to distributions of the holding company’s profit based on their ownership interests. They do not receive incentive compensation. Messrs. Doyle, Eng, Muldoon, Valentini, Nguyen, Jayaraman, Kuhnert, Gubler, and Ms. Lee receive salary and may receive incentive compensation (including potential cash, awards of growth units, or awards of equity units). Messrs. Doyle, Eng, Muldoon, Valentini, Nguyen, Jayaraman, Kuhnert, Gubler, and Ms. Lee also receive, directly or through estate planning vehicles, distributions of the holding company’s profit based on their minority ownership interests in Causeway’s holding company. Causeway’s Compensation Committee, weighing a variety of objective and subjective factors, determines salary and incentive compensation and, subject to approval of the holding company’s Board of Managers, may award equity units. Portfolios are team managed and salary and incentive compensation are not based on the specific performance of any single client account managed by Causeway but takes into account the performance of the individual portfolio manager, the relevant team and Causeway’s overall performance and financial results. For “fundamental” portfolio managers (i.e., those who are not members of the quantitative research team), the performance of stocks selected for Causeway Select Fund and client portfolios within a particular industry or sector over a multi-year period relative to appropriate benchmarks will be relevant for portfolio managers assigned to that industry or sector. Causeway takes into account both quantitative and qualitative factors when determining the amount of incentive compensation awarded, including the following factors: individual research contribution, portfolio and team management contribution, group research contribution, client service and recruiting contribution, and other contributions to client satisfaction and firm development. The assessment of these factors takes into account both current and future risks and different factors can be weighted differently.

205

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

Causeway’s portfolio managers who sub-advise the Causeway Fund and the Causeway Small Cap Fund also provide investment management services to other accounts, including accounts for corporations, pension plans, sovereign wealth funds, superannuation plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts and funds, wrap fee programs, other institutions and their personal accounts (collectively, “Other Accounts”). In managing the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Causeway Select Fund and the Causeway Small Cap Fund, subject to certain variations in investment restrictions, and also manage a portion of Causeway Global Absolute Return Fund, which takes short positions in global equity securities using swap agreements. The portfolio managers purchase and sell securities for the Causeway Select Fund or the Causeway Small Cap Fund that they may also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts pay higher management fee rates than the Causeway Select Fund or the Causeway Small Cap Fund or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more mutual funds managed and sponsored by Causeway. Ms. Ketterer and Mr. Hartford each holds (through estate planning vehicles) a controlling voting interest in Causeway’s parent holding company equity and Messrs. Doyle, Eng, Muldoon, Valentini, and Nguyen and Ms. Lee (directly or through estate planning vehicles) have minority interests in Causeway’s parent holding company equity.

Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to Other Accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs and new issues) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway has a policy that it will not enter into a short position in a security on behalf of Causeway Global Absolute Return Fund or any other client account if, at the time of entering into the short position, any other client account managed by Causeway holds a long position in a security of the issuer. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

The following table reflects information as of December 31, 2019:

JNL Multi-Manager International Small Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Arjun Jayaraman, Ph.D., CFA	Other Registered Investment Companies	6	$5.27 billion	0	$0
	Other Pooled Vehicles	5	$0.99 billion	0	$0
	Other Accounts	15	$4.14 billion	3	$1.71 billion

MacDuff Kuhnert	Other Registered Investment Companies	6	$5.27 billion	0	$0
	Other Pooled Vehicles	5	$0.99 billion	0	$0
	Other Accounts	15	$4.14 billion	3	$1.71 billion

Joe Gubler, CFA	Other Registered Investment Companies	6	$5.27 billion	0	$0
	Other Pooled Vehicles	5	$0.99 billion	0	$0
	Other Accounts	13	$4.14 billion	3	$1.71 billion

206

JNL/Causeway International Value Select Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Sarah H. Ketterer	Other Registered Investment Companies	14	$13.49 billion	0	$0
	Other Pooled Vehicles	25	$6.16 billion	0	$0
	Other Accounts	148	$36.95 billion	10	$3.26 billion

Harry W. Hartford	Other Registered Investment Companies	14	$13.49 billion	0	$0
	Other Pooled Vehicles	25	$6.16 billion	0	$0
	Other Accounts	102	$36.79 billion	10	$3.26 billion

James Doyle	Other Registered Investment Companies	14	$13.49 billion	0	$0
	Other Pooled Vehicles	25	$6.16 billion	0	$0
	Other Accounts	97	$36.79 billion	10	$3.26 billion

Jonathan P. Eng	Other Registered Investment Companies	14	$13.49 billion	0	$0
	Other Pooled Vehicles	25	$6.16 billion	0	$0
	Other Accounts	95	$36.78 billion	10	$3.26 billion

Conor S. Muldoon, CFA	Other Registered Investment Companies	14	$13.49 billion	0	$0
	Other Pooled Vehicles	25	$6.16 billion	0	$0
	Other Accounts	99	$36.78 billion	10	$3.26 billion

Alessandro Valentini, CFA	Other Registered Investment Companies	14	$13.49 billion	0	$0
	Other Pooled Vehicles	25	$6.16 billion	0	$0
	Other Accounts	94	$36.78 billion	10	$3.26 billion

Ellen Lee	Other Registered Investment Companies	14	$13.49 billion	0	$0
	Other Pooled Vehicles	25	$6.16 billion	0	$0
	Other Accounts	93	$36.77 billion	10	$3.26 billion

Steven Nguyen, CFA	Other Registered Investment Companies	14	$13.49 billion	0	$0
	Other Pooled Vehicles	25	$6.16 billion	0	$0
	Other Accounts	94	$36.78 billion	10	$3.26 billion

Conflicts of Interest

Please see “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest” above.

Security Ownership of Portfolio Managers for the JNL Multi-Manager International Small Cap Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Arjun Jayaraman, Ph.D., CFA	X
MacDuff Kuhnert	X
Joe Gubler, CFA	X

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Security Ownership of Portfolio Managers for the JNL/Causeway International Value Select Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Sarah H. Ketterer	X
Harry W. Hartford	X
James Doyle	X
Jonathan P. Eng	X
Conor S. Muldoon, CFA	X
Alessandro Valentini, CFA	X
Ellen Lee	X
Steven Nguyen, CFA	X

Champlain Investment Partners, LLC

Champlain Investment Partners, LLC (“Champlain”) located at 180 Battery Street, Burlington, VT 05401 serves as co-sub-adviser to the JNL Multi-Manager Mid Cap Fund.

Portfolio Manager Compensation Structure

All associates and partners have a base salary, along with participation in a discretionary bonus plan. The discretionary bonus is distributed based on individual contribution and overall firm performance. In addition, partners participate in pre-tax profit distributions. The majority of compensation for partners is the distribution of profits and the discretionary bonus plan. All key professionals are eligible to become partners. Equity ownership is determined by the firm’s two managing partners.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL Multi-Manager Mid Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Scott Brayman, CFA	Other Registered Investment Companies	7	$8.71 billion	0	$0
	Other Pooled Vehicles	4	$941.79 million	0	$0
	Other Accounts	90	$4.06 billion	13	$929.41 million

Corey Bronner, CFA	Other Registered Investment Companies	7	$8.71 billion	0	$0
	Other Pooled Vehicles	4	$941.79 million	0	$0
	Other Accounts	90	$4.06 billion	13	$929.41 million

Joseph Caligiuri, CFA	Other Registered Investment Companies	7	$8.71 billion	0	$0
	Other Pooled Vehicles	4	$941.79 million	0	$0
	Other Accounts	90	$4.06 billion	13	$929.41 million

Joseph Farley	Other Registered Investment Companies	7	$8.71 billion	0	$0
	Other Pooled Vehicles	4	$941.79 million	0	$0
	Other Accounts	90	$4.06 billion	13	$929.41 million

Robert D. Hallisey	Other Registered Investment Companies	7	$8.71 billion	0	$0
	Other Pooled Vehicles	4	$941.79 million	0	$0
	Other Accounts	90	$4.06 billion	13	$929.41 million

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The advisory fee for 13 of the Other Accounts is based on the performance of the account. As of December 31, 2019, these 13 accounts had total assets of $929.41 million.

Conflicts of Interest

Champlain serves as the Adviser or Sub-Adviser to several registered investment companies, unregistered pooled investment vehicles, and separate accounts, which could raise potential conflicts of interest in the areas described below. Champlain has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are described below.

Compensation. All associates and partners have a base salary, along with participation in a discretionary bonus plan. The discretionary bonus is distributed based on individual contribution and overall firm performance. In addition, partners participate in pre-tax profit distributions. The majority of compensation for partners is the distribution of profits and the discretionary bonus plan. All key professionals are eligible to become partners. Equity ownership is determined by the firm’s two managing partners.

Research. Champlain obtains research and information services in exchange for client brokerage commissions; these transactions include third party research, Champlain attendance at broker-sponsored industry conferences and soft dollar payments for data feeds and other analytical services. Clients may pay commissions higher than obtainable from other brokers in return for these products and services. All clients receive the benefit of these services and all trading is done under best execution protocols.

Trade Allocation. Champlain will seek to manage potential conflicts of interest in the following specific respects: (i) Where a potential transaction would benefit more than one client, trades will be bunched where advantageous and allocated pro rata until all participating accounts have been satisfied, or by some other means deemed fair under the circumstances. The firm uses a trading system which facilitates the automated accomplishment of this fair allocation, and the trader instructs the system to adjust the allocation to minimize odd lots. Allocations may not be pro-rata due to individual account restrictions. This may result in a slightly larger allocation in permitted securities to those accounts than would otherwise be warranted by the account assets or no allocation at all if the security violates account guidelines. Also, cash flows in particular accounts may be considered when allocating investment opportunities; and (ii) we ensure that the firm's Code of Ethics provisions on personal securities trading are followed so that personal trading by employees does not interfere with trading on behalf of clients.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Mid Cap Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott Brayman, CFA	X
Corey Bronner, CFA	X
Joseph Caligiuri, CFA	X
Joseph Farley	X
Robert D. Hallisey	X

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ClearBridge Investments, LLC

ClearBridge Investments, LLC (“ClearBridge” or the “Firm”) located at 620 8th Avenue; New York, NY 10018 serves as sub-adviser to JNL/ClearBridge Large Cap Growth Fund and co-sub-adviser to the JNL Multi-Manager Mid Cap Fund.

Portfolio Manager Compensation Structure

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results. The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values. Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above. ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation. Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation. In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

●	Cash Incentive Award
●	ClearBridge’s Deferred Incentive Plan (“CDIP”) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products. For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds. Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

For research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite.

ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund. This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

●	Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock. The award is paid out to employees in shares subject to vesting requirements.
●	Legg Mason Restricted Stock Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

●	Investment performance. A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager. Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups. The greatest weight is generally placed on 3- and 5-year performance;
●	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;

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●	Overall firm profitability and performance;
●	Amount and nature of assets managed by the portfolio manager;
●	Contributions for asset retention, gathering and client satisfaction;
●	Contribution to mentoring, coaching and/or supervising;
●	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and
●	Market compensation survey research by independent third parties.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL Multi-Manager Mid Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Brian Angerame	Other Registered Investment Companies	5	$6.50 billion	1	$2.93 billion
	Other Pooled Vehicles	2	$42.28 million	0	$0
	Other Accounts	2,103	$734.62 million	0	$0

Derek Deutsch, CFA*	Other Registered Investment Companies	6	$6.51 billion	1	$2.93 billion
	Other Pooled Vehicles	4	$461.27 million	0	$0
	Other Accounts	2,157	$785.37 million	0	$0

Matthew Lilling, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

*Effective June 30, 2020, Derek Deutsch, CFA will be replaced by Matthew Lilling, CFA, as a portfolio manager for the Fund.

JNL/ClearBridge Large Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Peter Bourbeau	Other Registered Investment Companies	11	$18.93 billion	0	$0
	Other Pooled Vehicles	5	$3.55 billion	0	$0
	Other Accounts	80,407	$26.94 billion	1	$239.25 million

Margaret Vitrano	Other Registered Investment Companies	11	$18.93 billion	0	$0
	Other Pooled Vehicles	5	$3.55 billion	0	$0
	Other Accounts	80,407	$26.94 billion	1	$239.25 million

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Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

ClearBridge and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the sub-adviser and the individuals that each employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity. ClearBridge has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to ClearBridge) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Mid Cap Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Brian Angerame	X
Derek Deutsch, CFA*	X
Matthew Lilling, CFA	X

*Effective June 30, 2020, Derek Deutsch, CFA will be replaced by Matthew Lilling, CFA, as a portfolio manager for the Fund.

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Security Ownership of Portfolio Managers for the JNL/ClearBridge Large Cap Growth Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Peter Bourbeau	X
Margaret Vitrano	X

Congress Asset Management Company, LLP

Congress Asset Management Company, LLP (“Congress”) serves as co-sub-adviser to the JNL Multi-Manager Small Cap Value Fund.  Congress is located at 2 Seaport Lane, Boston, Massachusetts 02210. Congress was founded in 1985 and serves as an investment adviser to registered investment companies, high net worth individuals and institutions. As of December 31, 2019, Congress managed approximately $ 12.53 billion in assets.

Portfolio Manager Compensation Structure

The portfolio manager’s compensation includes a base salary and annual bonus. The portfolio manager’s base salary is determined annually and reflects the portfolio manager’s level of experience and his responsibilities and tenure at the firm. Jeff Kerrigan receives a discretionary bonus; his bonus is also based, in part, on a percentage of total revenues received by Congress from the Fund and all other accounts managed by Mr. Kerrigan using the Small Cap Value Strategy. The bonus is linked to the performance of the strategy during the prior year, as measured by an independent ranking service. The portion of the bonus related to the performance of the Fund is based on the gross pre-tax performance of the Fund’s investments managed by Congress. All employees, including the portfolio manager, are eligible to participate in the firm’s 401(k) plan. The firm’s annual contribution to the plan is discretionary and based primarily on the firm’s profitability.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL Multi-Manager Small Cap Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jeff Kerrigan, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	1	$550 million	0	$0

Conflicts of Interest

Because Congress performs investment management services for various clients, certain conflicts of interest could arise. The Advisor may give advice and take action with respect to its other clients and/or funds that may differ from advice given or the timing or nature of action taken with respect to the Funds. The Advisor will have no obligation to purchase or sell for the Fund, or to recommend for purchase or sale by the Fund, any security that the Advisor, its principals, its affiliates, or its employees may purchase for themselves or for other clients and/or funds at the same time or the same price. Where the Advisor buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single “block” in order to facilitate orderly and efficient execution.

Security Ownership of Portfolio Manager for the JNL Multi-Manager Small Cap Value Fund as of December 31, 2019

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jeff Kerrigan	X

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Cooke & Bieler L.P.

Cooke & Bieler L.P. (“C&B”) located at 1700 Market Street, Suite 3222, Philadelphia, PA 19103 serves as co-sub-adviser to the JNL Multi-Manager Small Cap Value Fund.

Portfolio Manager Compensation Structure

The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. Compensation is divided between base salary, performance-based bonuses and profit distributions from equity ownership. The firm seeks to balance individual incentives with portfolio and firm-level incentives. C&B measures performance of securities against the Russell 2000® Value Index for the Small Cap Value strategy accounts. The majority of the team participates in an annual bonus pool with allocations determined by a peer review process. Allocations vary depending upon individual contributions to the firm's investment success. Among other considerations C&B measures the four-year rolling investment results attributed to each team-members' stock selections. Partners receive distributions based on their percentage ownership and the profitability of the firm.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL Multi-Manager Small Cap Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Steve Lyons, CFA	Other Registered Investment Companies	4	$3.87 billion	0	$0
	Other Pooled Vehicles	2	$407.69 million	0	$0
	Other Accounts	124	$4.47 billion	14	$1.01 billion

Michael Meyer, CFA	Other Registered Investment Companies	4	$3.87 billion	0	$0
	Other Pooled Vehicles	2	$407.69 million	0	$0
	Other Accounts	124	$4.47 billion	14	$1.01 billion

Edward O’Connor, CFA	Other Registered Investment Companies	4	$3.87 billion	0	$0
	Other Pooled Vehicles	2	$407.69 million	0	$0
	Other Accounts	124	$4.47 billion	14	$1.01 billion

R. James O’Neil, CFA	Other Registered Investment Companies	4	$3.87 billion	0	$0
	Other Pooled Vehicles	2	$407.69 million	0	$0
	Other Accounts	124	$4.47 billion	14	$1.01 billion

Mehul Trivedi, CFA	Other Registered Investment Companies	4	$3.87 billion	0	$0
	Other Pooled Vehicles	2	$407.69 million	0	$0
	Other Accounts	124	$4.47 billion	14	$1.01 billion

William Weber, CFA	Other Registered Investment Companies	4	$3.87 billion	0	$0
	Other Pooled Vehicles	2	$407.69 million	0	$0
	Other Accounts	124	$4.47 billion	14	$1.01 billion

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				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Andrew Armstrong, CFA	Other Registered Investment Companies	4	$3.87 billion	0	$0
	Other Pooled Vehicles	2	$407.69 million	0	$0
	Other Accounts	124	$4.47 billion	14	$1.01 billion

Wesley Lim, CFA	Other Registered Investment Companies	4	$3.87 billion	0	$0
	Other Pooled Vehicles	2	$407.69 million	0	$0
	Other Accounts	124	$4.47 billion	14	$1.01 billion

Conflicts of Interest

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Fund and other accounts because the Fund may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Fund, they may from time to time be inclined to purchase securities for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the "Advisers Act") to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

In the case of Cooke & Bieler, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Value Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Steve Lyons, CFA	X
Michael Meyer, CFA	X
Edward O’Connor, CFA	X
R. James O’Neil, CFA	X
Mehul Trivedi, CFA	X
William Weber, CFA	X
Andrew Armstrong, CFA	X
Wesley Lim, CFA	X

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Dimensional Fund Advisors LP

Dimensional Fund Advisors LP (“DFA”), 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as sub-adviser to the JNL/DFA International Core Equity Fund, JNL/DFA U.S. Core Equity Fund, and JNL/DFA U.S. Small Cap Fund. DFA has been engaged in the business of providing investment management services since May 1981. DFA is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2019, assets under management for all DFA affiliated advisors totaled approximately $ 609 billion.

Portfolio Manager Compensation Structure

Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of the JNL/DFA International Core Equity Fund, JNL/DFA U.S. Core Equity Fund, and JNL/DFA U.S. Small Cap Fund or other accounts that they manage. DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market. Each portfolio manager’s compensation consists of the following:

●	BASE SALARY. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.
●	SEMI-ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based on the factors described above.
●	RESTRICTED STOCK. Portfolio managers may be awarded the right to purchase restricted shares of DFA’s stock as determined from time to time by the Board of Directors of DFA or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees. In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL/DFA International Core Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
William Collins-Dean	Other Registered Investment Companies	18	$94.50 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	7	$2.74 billion	0	$0

Jed S. Fogdall	Other Registered Investment Companies	110	$428.83 billion	0	$0
	Other Pooled Vehicles	25	$18.97 billion	1	$2.05 billion
	Other Accounts	78	$28.69 billion	6	$3.95 billion

Mary T. Phillips	Other Registered Investment Companies	74	$215.24 billion	0	$0
	Other Pooled Vehicles	2	$2.34 billion	0	$0
	Other Accounts	0	$0	0	$0

Bhanu P. Singh	Other Registered Investment Companies	48	$197.78 billion	0	$0
	Other Pooled Vehicles	1	$50 million	0	$0
	Other Accounts	1	$599 million	0	$0

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JNL/DFA U.S. Core Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jed S. Fogdall	Other Registered Investment Companies	110	$428.83 billion	0	$0
	Other Pooled Vehicles	25	$18.97 billion	1	$2.05 billion
	Other Accounts	78	$28.69 billion	6	$3.95 billion

Joel P. Schneider	Other Registered Investment Companies	52	$219.58 billion	0	$0
	Other Pooled Vehicles	7	$260 million	0	$0
	Other Accounts	0	$0	0	$0

Lukas J. Smart	Other Registered Investment Companies	38	$158.46 billion	0	$0
	Other Pooled Vehicles	10	$3.06 billion	0	$0
	Other Accounts	6	$8.05 billion	1	$46.18 billion

JNL/DFA U.S. Small Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jed S. Fogdall	Other Registered Investment Companies	110	$428.83 billion	0	$0
	Other Pooled Vehicles	25	$18.97 billion	1	$2.05 billion
	Other Accounts	78	$28.69 billion	6	$3.95 billion

Joel P. Schneider	Other Registered Investment Companies	52	$219.58 billion	0	$0
	Other Pooled Vehicles	7	$260 million	0	$0
	Other Accounts	0	$0	0	$0

Marc C. Leblond	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

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Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day responsibilities with respect to multiple accounts. In addition to the JNL/DFA International Core Equity Fund, JNL/DFA U.S. Core Equity Fund, and JNL/DFA U.S. Small Cap Fund, other accounts may include registered mutual funds, unregistered pooled investment vehicles, and accounts managed for organizations and individuals (“Accounts”). An Account may have a similar investment objective to the Fund, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Fund. Actual or apparent conflicts of interest include:

●	TIME MANAGEMENT. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Fund and/or Accounts. DFA seeks to manage such competing interests for the time and attention of the portfolio manager by having the portfolio manager focus on a particular investment discipline. Most Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Fund.

●	INVESTMENT OPPORTUNITIES. It is possible that at times identical securities will be held by both the Fund and one or more Accounts. However, positions in the same security may vary and the length of time that the Fund or an Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for the Fund and one or more Accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, DFA has adopted procedures for allocating portfolio transactions across the Fund and Accounts.

●	BROKER SELECTION. With respect to securities transactions for the Fund, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separately managed accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Fund and an Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the Account.

●	PERFORMANCE-BASED FEES. For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

●	INVESTMENT IN AN ACCOUNT. A portfolio manager or his/her relatives may invest in an account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Fund or other Accounts for which the portfolio manager has portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL/DFA International Core Equity Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
William Collins-Dean	X
Jed S. Fogdall	X
Mary T. Phillips	X
Bhanu P. Singh	X

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Security Ownership of Portfolio Managers for the JNL/DFA U.S. Core Equity Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jed S. Fogdall	X
Joel P. Schneider	X
Lukas J. Smart	X

Security Ownership of Portfolio Managers for the JNL/DFA U.S. Small Cap Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jed S. Fogdall	X
Joel P. Schneider	X
Marc C. Leblond	X

DoubleLine Capital LP

DoubleLine Capital LP (“DoubleLine”) located at 505 N. Brand Boulevard, Suite 860, Glendale, California 91203 serves as sub-adviser to the JNL/DoubleLine® Core Fixed Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE® Fund, and JNL/DoubleLine® Total Return Fund. DoubleLine is also co-sub-adviser to the JNL Multi-Manager Alternative Fund. DoubleLine is an independent, employee-owned money management firm, founded in 2009. DoubleLine provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts. As of December 31, 2019, DoubleLine had approximately $148.7 billion in assets under management.

Portfolio Manager Compensation Structure

The overall objective of the compensation program for portfolio managers is for DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and DoubleLine. Portfolio managers are generally compensated through a combination of base salary, discretionary bonus and, in some cases, equity participation in DoubleLine.

Salary.  Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums.  Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives.  Portfolio managers participate in equity incentives based on overall firm performance of DoubleLine, through direct ownership interests in DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of DoubleLine as a whole. Participation is generally determined in the discretion of DoubleLine, taking into account factors relevant to the portfolio manager’s contribution to the success of DoubleLine.

Other Plans and Compensation Vehicles.  Portfolio managers may elect to participate in DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

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Summary.  As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine’s leadership criteria.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL Multi-Manager Alternative Fund, JNL/DoubleLine® Core Fixed Income Fund, and JNL/DoubleLine® Shiller Enhanced CAPE® Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jeffrey E. Gundlach	Other Registered Investment Companies	36	$108.75 billion	0	$0
	Other Pooled Vehicles	19	$9.42 billion	2	$2.57 billion
	Other Accounts	75	$25.59 billion	2	$986.67 million

Jeffrey J. Sherman	Other Registered Investment Companies	23	$43.73 billion	0	0
	Other Pooled Vehicles	8	$3.29 billion	0	0
	Other Accounts	18	$11.22 billion	0	0

JNL/DoubleLine® Emerging Markets Fixed Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Luz Padilla	Other Registered Investment Companies	11	$14.42 billion	0	$0
	Other Pooled Vehicles	2	$2.55 billion	1	$2.35 billion
	Other Accounts	5	$2.39 billion	1	$553.29 million

Mark Christensen	Other Registered Investment Companies	6	$2.50 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	2	$681.84 million	1	$553.29 million

Su Fei Koo	Other Registered Investment Companies	6	$2.50 billion	0	$0
	Other Pooled Vehicles	0	0	0	$0
	Other Accounts	2	$681.84 million	1	$553.29 million

JNL/DoubleLine® Total Return Fund

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				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jeffrey E. Gundlach	Other Registered Investment Companies	36	$108.75 billion	0	$0
	Other Pooled Vehicles	19	$9.42 billion	2	$2.57 billion
	Other Accounts	75	$25.59 billion	2	$986.67 million

Philip A. Barach	Other Registered Investment Companies	16	$73.51 billion	0	$0
	Other Pooled Vehicles	10	$5.61 billion	2	$2.56 billion
	Other Accounts	46	$9.76 billion	1	$553.29 million

Andrew Hsu, CFA	Other Registered Investment Companies	4	$56.56 billion	0	$0
	Other Pooled Vehicles	4	$918.92 million	0	$0
	Other Accounts	19	$5.17 billion	0	$0

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

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Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material, non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Investors in the Fund may also be advisory clients of DoubleLine. Accordingly, DoubleLine may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Fund. For example, DoubleLine may advise a client who has invested in the Fund to redeem its investment in the Fund, which may cause the Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so.

Affiliates and advisory clients of DoubleLine may provide initial funding to or otherwise invest in a Fund. DoubleLine could face a conflict if an account it advises is invested in the Fund and that account’s interests diverge from those of the Fund. When an affiliate or advisory client invests in the Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in the Fund. The timing of a redemption by an affiliate could benefit the affiliate. For example, the affiliate may choose to redeem its shares at a time when the Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by an affiliate, is that investors remaining in the Fund will bear a proportionately higher share of Fund expenses following the redemption.

Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. DoubleLine and its affiliates may expand the range of services that it provides over time. Except as provided herein, DoubleLine and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

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Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund, JNL/DoubleLine® Core Fixed Income Fund, and JNL/DoubleLine® Shiller Enhanced CAPE® Fund and as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jeffrey E. Gundlach	X
Jeffrey J. Sherman	X

Security Ownership of Portfolio Managers for the JNL/DoubleLine® Emerging Markets Fixed Income Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Luz Padilla	X
Mark Christensen	X
Su Fei Koo	X

Security Ownership of Portfolio Managers for the JNL/DoubleLine® Total Return Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jeffrey E. Gundlach	X
Philip A. Barach	X
Andrew Hsu, CFA	X

FIAM LLC

FIAM LLC (“FIAM”), 900 Salem Street, Smithfield, Rhode Island 02917, is a sub-adviser to the JNL/Fidelity Institutional Asset Management® Total Bond Fund. FIAM is an indirectly held, wholly owned, subsidiary of FMR LLC. As of December 31, 2019, FIAM managed approximately $98.3 billion in assets.

Portfolio Manager Compensation Structure

Ford O’Neil is lead portfolio manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Jeffrey Moore is co-manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Celso Munoz is co-manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for his services. Michael Weaver is co-manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for managing the high income bond investments of the fund. Alexandre Karam is co-manager of Fidelity Institutional Asset Management® Total Bond Fund and receives compensation for managing the high income bond investments of the fund. As of December 31, 2019 portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager’s compensation may be deferred based on criteria established by FIAM or at the election of the portfolio manager.

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Mr. O’Neil’s, Mr. Moore’s, and Mr. Munoz’s base salaries are determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. O’Neil’s, Mr. Moore’s, and Mr. Munoz’s bonus that is linked to the investment performance of Fidelity Institutional Asset Management® Total Bond Fund is based on the pre-tax investment performance of the fund measured against the Bloomberg Barclays U.S. Aggregate Bond Index.

Mr. Karam and Mr. Weaver’s base salaries are determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager’s bonus are based on (i) the pre-tax investment performance of each portfolio manager’s fund(s) and account(s) measured against a benchmark index or within a defined peer group assigned to each fund or account, and (ii) the investment performance of other high yield funds and accounts. The pre-tax investment performance of each portfolio manager’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over each portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group. A smaller, subjective component of each portfolio manager’s bonus is based on each portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. Karam’s and Mr. Weaver’s bonus that is linked to the investment performance of Fidelity Institutional Asset Management® Total Bond Fund is based on the pre-tax investment performance of the fund’s assets allocated to the high income asset class of the fund within the LipperSM High Current Yield Funds.

Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM’s ultimate parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FIAM and its affiliates.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL/Fidelity Institutional Asset Management® Total Bond Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Alexandre Karam	Other Registered Investment Companies	15	$15.06 billion	0	$0
	Other Pooled Vehicles	22	$24.94 billion	0	$0
	Other Accounts	5	$401 million	0	$0

Jeff Moore	Other Registered Investment Companies	7	$73.95 billion	0	$0
	Other Pooled Vehicles	15	$11.12 billion	0	$0
	Other Accounts	13	$9.31 billion	0	$0

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				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Celso Munoz	Other Registered Investment Companies	8	$89.02 billion	0	$0
	Other Pooled Vehicles	3	$6.69 billion	0	$0
	Other Accounts	7	$4.74 billion	0	$0

Ford O’Neil	Other Registered Investment Companies	14	$114.52 billion	0	$0
	Other Pooled Vehicles	10	$9.43 billion	0	$0
	Other Accounts	3	$905 million	0	$0

Michael Weaver	Other Registered Investment Companies	16	$13.95 billion	0	$0
	Other Pooled Vehicles	5	$1.57 billion	0	$0
	Other Accounts	10	$2.27 billion	0	$0

Conflicts of Interest

A portfolio manager’s compensation plan may give rise to potential conflicts of interest. The portfolio manager’s compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by the Code of Ethics applicable to the portfolio manager.

Security Ownership of Portfolio Managers for the JNL/Fidelity Institutional Asset Management Total Bond Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Alexandre Karam	X
Jeff Moore	X
Celso Munoz	X
Ford O’Neil	X
Michael Weaver	X

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First Pacific Advisors, LP

First Pacific Advisors, LP (“FPA”) located in Los Angeles, California serves as co-sub-adviser to the JNL Multi-Manager Alternative Fund.

Portfolio Manager Compensation Structure

Compensation of the portfolio managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) because the portfolio managers are equity owners of the firm, participation in residual profits of the firm.

The bonus calculation has both variable and fixed components and is primarily based on the revenues received on the assets managed by the portfolio managers, including the relevant account’s assets. The most significant portion of the variable component is based upon the firm’s assessment of the portfolio managers’ performance in three key areas: long-term performance, team building, and succession planning. The firm assesses long-term performance over a full market cycle, which generally lasts between five and ten years. Other considerations include portfolio manager and strategy recognition, client engagement and retention, and business development. The portfolio managers can receive 100% of their variable participation even if the strategy is closed to investors. In addition, the value of a portfolio manager’s equity ownership interest in the firm is dependent upon his ability to effectively manage the business over the long term, which includes the three main components discussed above: long-term performance, team-building and succession planning.

We believe this compensation structure aligns the interests of the portfolio managers with those of investors by reducing conflicts such as disparate compensation structures, establishing appropriate fee rates for accounts in the strategy and keeping the portfolio managers incentivized in areas such as long-term performance, team building and succession.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL Multi-Manager Alternative Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Mark Landecker, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	1	$355.55 million	1	$355.55 million
	Other Accounts	0	$0	0	$0

Steven Romick, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	7	$802.67 million	7	$802.67 million
	Other Accounts	0	$0	0	$0

Brian A. Selmo, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	1	$59.07 million	1	$59.07 million
	Other Accounts	0	$0	0	$0

Mark Landecker, CFA Brian Selmo, CFA	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	5	$595.89 million	5	$595.89 million
	Other Accounts	0	$0	0	$0

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				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Steven Romick, CFA Brian Selmo, CFA Mark Landecker, CFA	Other Registered Investment Companies	3	$14.75 billion	0	$0
	Other Pooled Vehicles	9	$1.32 billion	0	$0
	Other Accounts	3	$236.81 million	0	$0

Conflicts of Interest

FPA has potential conflicts of interest in connection its investment activities. For example, FPA manages multiple client accounts with different investment objectives and guidelines, and with different fee structures. FPA receives both asset-based fees and performance-based fees as compensation for its investment advisory services. Performance-based fees create an incentive for FPA to favor those accounts over asset-based fee accounts or make investments that are riskier or more speculative than would be the case in the absence of performance-based fee clients. To mitigate potential conflicts of interest when managing performance-based fee clients side-by-side with asset-based fee clients, FPA has developed a policy in which portfolio managers attempt to allocate investment opportunities among eligible accounts on a pro rata basis if that is practical; or if a pro rata allocation is not practical, to allocate the investment opportunities among FPA advisory clients on a basis that over time is fair and equitable to each advisory client relative to other clients.

FPA has also implemented other policies and procedures (e.g., a code of ethics) that seek to address other potential conflicts of interest that may arise in connection with FPA’s business and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mark Landecker, CFA	X
Steven Romick, CFA	X
Brian A. Selmo, CFA	X

First Sentier Investors (Australia) IM Ltd (“FSIAIM”)

First Sentier Investors (Australia) IM Ltd (“FSIAIM”), which is located at Level 5, Tower 3, International Towers, 300 Barangaroo Avenue, Barangaroo NSW 2000 Australia, is the sub-adviser to the JNL/First State Global Infrastructure Fund. FSIAIM is an Australian domiciled investment adviser regulated by the Australian Securities and Investments Commission and registered with the SEC.

Portfolio Manager Compensation Structure

The Global Listed Infrastructure team is structured to provide managers and analysts with a strong sense of portfolio ownership by way of team focused incentives. FSIAIM believes this promotes commitment and intellectual engagement, aligning their interests and success with those of their clients.

The team’s base salary is paid at market median to be competitive, and is regularly reviewed using specialized market data providers and industry contacts.

Short Term Incentives (STI) are paid as an annual cash bonus. Assessment varies by role and may include:

●	Fund performance vs benchmarks
●	Fund performance vs competitors
●	Performance of analyst sector coverage
●	Number and quality of company visits
●	Collaboration with other investment and support teams
●	Interactions with clients and consultants
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The majority of STI assessment is linked to fund performance.

There is also a Profit Share structure in place which is designed to retain and directly align employees’ interests with the success of the fund. A percentage of the profit that the Global Listed Infrastructure team produces is used to create a pool. That pool is allocated amongst the team, based upon individual performance. Allocations are deferred into the team’s funds and vest in full after three years. All members of the investment team are eligible to participate.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL/First State Global Infrastructure Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Peter Meany	Other Registered Investment Companies	2	$135.0 million	0	$0
	Other Pooled Vehicles	14	$7.55 million	0	$0
	Other Accounts	7	$640.0 million	0	$0

Andrew Greenup	Other Registered Investment Companies	2	$135.0 million	0	$0
	Other Pooled Vehicles	14	$7.55 million	0	$0
	Other Accounts	7	$640.0 million	0	$0

Conflicts of Interest

All employees are required to understand conflicts of interest, how they may arise and what should be done when conflicts are identified.

In the discharge of its fiduciary duties to clients, FSIAIM has in place policies and procedures to manage conflicts of interest. In summary conflicts are managed by:

●	Control - controlling conflicts by putting in place arrangements to ensure the impact of the actual or potential conflict is reduced to an acceptable level; and/or
●	Disclosure - disclosing all material facts concerning any actual or potential conflict that may arise with respect to any client; or
●	Avoidance – if an actual or potential conflict cannot be effectively managed by disclosure and/or control, or by using other means, then the situation giving rise to the conflict must be avoided.

Actual or apparent conflicts of interest may arise such as when a portfolio manager has primary day-to-day responsibilities with respect to multiple accounts. FSIAIM seeks to aggregate and allocate trade orders in a manner that is consistent with its duty to: (1) seek best execution of client orders; (2) treat all clients fairly and equitably over time; and (3) not systematically advantage or disadvantage any single client or group of clients.

FSIAIM follows policies and procedures pursuant to which it may combine or aggregate purchase or sale orders for the same security for multiple client accounts (also known as a bunched order) so that the orders can be executed at the same time. FSIAIM aggregates orders when FSIAIM considers doing so appropriate and in the interests of its clients. FSIAIM’s client accounts may be included in the aggregated orders with clients of FSIAIM’s affiliated advisers.

When orders are aggregated, the orders may be placed with one or more brokers for execution. When a bunched order is filled, FSIAIM generally will allocate the securities purchased or proceeds of sale pro rata among the participating client accounts based on the pre-trade allocation. Adjustments or changes may be made under certain circumstances, such as to avoid small allocations or to satisfy cash flows and guidelines. If an order at a particular broker is filled at several different prices, through multiple trades, generally all participating client accounts will receive the average price.

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Although allocating orders among FSIAIM clients may create potential conflicts of interest because FSIAIM may receive greater fees or overall compensation from some clients than received from other clients, allocation decisions will not be made based on such greater fees or compensation. When an investment opportunity is suitable for two or more clients, allocations will be made in a fair and equitable manner, and will take the following factors, among others, into consideration: the relative size of the client account, available cash for investment, investment objectives and restrictions, liquidity considerations, legal and regulatory restrictions, portfolio risk/return objectives, investment horizons, and client instruction.

In addition, all employees are subject to FSIAIM’s Global Personal Dealing Policy which contains the following requirements:

●	Employees must obtain prior approval before placing most personal securities transactions
●	Additional restrictions apply for Investment Team Members with funds management responsibilities*
●	Black-lists of securities are maintained. In all instances approval to transact in a particular ‘reportable security’ will be denied if it is black-listed.

* Our personal Dealing Policy prohibits investment professionals from investing in their universe. While the Global Listed Infrastructure team are prohibited from investing in their universe, they are permitted to invest in the pooled unit trust.

Security Ownership of Portfolio Managers for the JNL/First State Global Infrastructure Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Peter Meany	X
Andrew Greenup	X

Franklin Advisers, Inc.

Franklin Advisers, Inc. (“Franklin Advisers”) is located at One Franklin Parkway, San Mateo, California 94403, serves as Sub-Adviser to the JNL/Franklin Templeton Global Multisector Bond Fund, JNL/Franklin Templeton Growth Allocation Fund, and JNL/Franklin Templeton Income Fund. Franklin Advisers is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

Portfolio Manager Compensation Structure

Franklin Advisers, Inc. seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

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Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre- tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.

Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent. Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL/Franklin Templeton Global Multisector Bond Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Michael Hasenstab, Ph.D.	Other Registered Investment Companies	17	$39.49 billion	0	$0
	Other Pooled Vehicles	41	$48.98 billion	3	$6.81 billion
	Other Accounts	10	$1.38 billion	2	$2.53 billion

Christine Zhu	Other Registered Investment Companies	4	$1.58 billion	0	$0
	Other Pooled Vehicles	0	$0	1	$6.5 billion
	Other Accounts	2	$279.4 million	0	$0

JNL/Franklin Templeton Growth Allocation Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Tom Nelson, CFA, CAIA	Other Registered Investment Companies	22	$10.7 billion	0	$0
	Other Pooled Vehicles	41	$5.32 billion	0	$0
	Other Accounts	3	$68.9 million	0	$0

Wylie Tollette, CFA, CAIA	Other Registered Investment Companies	4	$864.9 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

May Tong, CFA	Other Registered Investment Companies	16	$10.45 billion	0	$0
	Other Pooled Vehicles	21	$4.73 billion	0	$0
	Other Accounts	0	$0	0	$0

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				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Edward D. Perks, CFA	Other Registered Investment Companies	10	$88.22 billion	0	$0
	Other Pooled Vehicles	5	$1.78 billion	0	$0
	Other Accounts	2	$3.1 million	0	$0

JNL/Franklin Templeton Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Edward D. Perks, CFA	Other Registered Investment Companies	10	$88.22 billion	0	$0
	Other Pooled Vehicles	5	$1.78 billion	0	$0
	Other Accounts	2	$3.1 million	0	$0

Brendan Circle, CFA	Other Registered Investment Companies	5	$87.16 billion	0	$0
	Other Pooled Vehicles	4	$1.78 billion	0	$0
	Other Accounts	0	$0	0	$0

Todd Brighton, CFA	Other Registered Investment Companies	9	$88.53 billion	0	$0
	Other Pooled Vehicles	5	$1.98 billion	0	$0
	Other Accounts	0	$0	0	$0

Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.

However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

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The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Security Ownership of Portfolio Managers for the JNL/Franklin Templeton Global Multisector Bond Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael Hasenstab, Ph.D.	X
Christine Zhu	X

Security Ownership of Portfolio Managers for the JNL/Franklin Templeton Growth Allocation Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Tom Nelson, CFA, CAIA	X
Wylie Tollette, CFA, CAIA	X
May Tong, CFA	X
Edward D. Perks, CFA	X

Security Ownership of Portfolio Managers for the JNL/Franklin Templeton Income Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Edward D. Perks, CFA	X
Brendan Circle, CFA	X
Todd Brighton, CFA	X

Franklin Templeton Institutional, LLC

Franklin Templeton Institutional, LLC (“Franklin Institutional”) is located at 600 Fifth Avenue, New York, New York 10020 and serves as co-Sub-Adviser to the JNL/Franklin Templeton International Small Cap Fund. Franklin Institutional also serves as a sub-sub-adviser to the JNL/Franklin Templeton Growth Allocation Fund. Franklin Institutional is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

Portfolio Manager Compensation Structure

Franklin Institutional seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

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Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL/Franklin Templeton International Small Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Edwin Lugo, CFA	Other Registered Investment Companies	2	$796.4 million	0	$0
	Other Pooled Vehicles	2	$342.3 million	0	$0
	Other Accounts	1	$570.1 million	0	$0

Pankaj Nevatia, CFA	Other Registered Investment Companies	1	$439.2 million	0	$0
	Other Pooled Vehicles	1	$74.4 million	0	$0
	Other Accounts	0	$0	0	$0

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Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.

However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Security Ownership of Portfolio Managers for the JNL/Franklin Templeton International Small Cap Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Edwin Lugo, CFA	X
Harlan Hodes, CPA	X
Pankaj Nevatia, CFA	X

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GQG Partners LLC

GQG Partners LLC (“GQG”), a Delaware limited liability company founded in 2016, is the sub-adviser to the JNL/GQG Emerging Markets Equity Fund. GQG is an SEC registered investment adviser. GQG’s principal place of business is located at 450 East Las Olas Boulevard, Suite 750, Fort Lauderdale, Florida 33301. GQG provides investment management services for institutions, mutual funds and other investors using emerging markets, global, international and US equity investment strategies.

Portfolio Manager Compensation Structure

The portfolio managers receive a fixed salary, retirement benefits and variable compensation. The variable compensation is based on a portfolio manager’s share of the Adviser’s revenue and profitability and, in the case of a deputy portfolio manager, additionally includes a discretionary annual bonus based on both a qualitative and quantitative evaluation of the deputy portfolio manager’s performance and on the Adviser’s performance and profitability. A portfolio manager’s compensation is not directly based on Fund performance. However, to the extent that Fund performance impacts a portfolio manager’s share of the Adviser’s revenue and profitability, there may be some correlation between Fund performance and the portfolio manager’s compensation.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts, as listed below.

The following table reflects information as of December 31, 2019:

JNL/GQG Emerging Markets Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Rajiv Jain	Other Registered Investment Companies	5	$6.75 billion	0	$0
	Other Pooled Vehicles	30	$14.13 billion	2	$76 million
	Other Accounts	17	$4.51 billion	2	$3.56 billion

Sudarshan Murthy, CFA[1]	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

1 As of December 31 , 2019, Mr. Murthy does not have any decision making authority over any accounts.

Conflicts of Interest

The portfolio manager is also responsible for managing other account portfolios in addition to the Fund.

The portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with his management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by the portfolio manager may compensate GQG based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for GQG to favor higher fee paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. GQG has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equally.

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Another potential conflict could arise in instances in which securities considered as investments for the Fund are also appropriate investments for other investment accounts managed by GQG. When a decision is made to buy or sell a security by the Fund and one or more of the other accounts, GQG may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, GQG employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. GQG has implemented specific policies and procedures to address any potential conflicts.

Security Ownership of Portfolio Manager for the JNL/GQG Emerging Markets Equity Fund as of December 31, 2019

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Rajiv Jain	X
Sudarshan Murthy, CFA	X

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM®”), which is located at 200 West Street, New York, New York, 10282 serves as Sub-Adviser to the JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Moderate Fund, and JNL/Goldman Sachs Managed Aggressive Growth Fund. GSAM is also the co-Sub-Adviser with Mellon for the following Funds: JNL/Goldman Sachs Competitive Advantage Fund, JNL/Goldman Sachs Dividend Income & Growth Fund, JNL/Goldman Sachs Intrinsic Value Fund, JNL/Goldman Sachs Total Yield Fund, and JNL/Goldman Sachs International 5 Fund. GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co., LLC (“Goldman Sachs”). As of December 31, 2019, GSAM, including its investment advisory affiliates, along with other units of the Investment Management Division of GSAM, had assets under supervision (AUS) of approximately $1.7 trillion (firm-wide assets include assets managed by GSAM and its investment advisory affiliates). AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion.

Portfolio Manager Compensation Structure

Fixed Income Base Salary and Performance Bonus.

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman Sachs; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (a) general client/shareholder orientation and (b) focus on risk management and firm reputation and (c) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation – In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

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Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Moderate Fund, and JNL/Goldman Sachs Managed Aggressive Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Michael Carapucci	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Christopher Lvoff	Other Registered Investment Companies	21	$8.31 billion	0	$0
	Other Pooled Vehicles	7	$2.34 billion	0	$0
	Other Accounts	2	$1.8 billion	0	$0

JNL/Goldman Sachs Competitive Advantage Fund, JNL/Goldman Sachs Dividend Income & Growth Fund, JNL/Goldman Sachs Intrinsic Value Fund, JNL/Goldman Sachs Total Yield Fund, and JNL/Goldman Sachs International 5 Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Marcus Ng	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Nicholas Chan	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

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Conflicts of Interest

The involvement of the GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser and will, under certain circumstances, limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own account or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equity, bank loans and other markets and the securities and issuers in which the certain funds directly and indirectly invest. Thus, it is expected that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. GSAM acts as sub-adviser to certain of the funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on the Fund performance, and GSAM would still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Funds. In some cases, such adverse impacts may result from differences in timing of transactions by accounts relative to when the Funds execute transactions in the same securities. Transactions by one or more Goldman Sachs advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Funds.

The Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

For a more detailed description of potential conflicts of interest, please refer to the language from GSAM’s ADV Part 2.

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Security Ownership of Portfolio Managers for the JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Moderate Fund, and JNL/Goldman Sachs Managed Aggressive Growth Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael Carapucci	X
Christopher Lvoff	X

Security Ownership of Portfolio Managers for the JNL/Goldman Sachs Competitive Advantage Fund, JNL/Goldman Sachs Dividend Income & Growth Fund, JNL/Goldman Sachs Intrinsic Value Fund, JNL/Goldman Sachs Total Yield Fund, and JNL/Goldman Sachs International 5 Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Marcus Ng	X
Nicholas Chan	X

Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

Granahan Investment Management, Inc.

Granahan Investment Management, Inc. (“GIM”) located at 404 Wyman St., Suite 460, Waltham MA 02451 serves as co-sub-adviser to the JNL Multi-Manager Small Cap Growth Fund.

Portfolio Manager Compensation Structure

Assets with GIM are managed by the portfolio management team of Gary C. Hatton, CFA and Andrew Beja, CFA. The portfolio managers’ compensation consists of i) a base salary and ii) a performance bonus or fee sharing arrangement, depending on the account. Base salary for portfolio managers varies depending on qualitative and quantitative factors such as salary levels in the industry, experience, length of employment, and the nature and number of other duties for which he has responsibility. The performance bonus is based on the level of assets managed and the relative return of those assets over both 1 year and 3-year time frames versus the benchmark Russell 2000 Growth Index. Where fee sharing arrangements exist with the portfolio manager, the manager receives a predetermined share of client fees in place of the performance bonus. Additionally, members of the portfolio management team receive a share of GIM profits either in the form of dividends, for shareholders, or via the company’s profit sharing program for non-shareholders.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL Multi-Manager Small Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Gary Hatton, CFA	Other Registered Investment Companies	2	$407.25 million	0	$0
	Other Pooled Vehicles	2	$6.42 million	0	$0
	Other Accounts	18	$241.9 million	0	$0

Andrew L. Beja, CFA	Other Registered Investment Companies	2	$407.25 million	0	$0
	Other Pooled Vehicles	2	$332.2 million	2	$130.0 million
	Other Accounts	23	$1.0 billion	0	$0

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Conflicts of Interest

The portfolio management team responsible for managing the Portfolio has similar responsibilities to other clients of GIM. The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another, and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of that client, and reviewing the performance of accounts of similar styles. Additionally, each employee of GIM is bound by its Code of Ethics, which establishes policies and procedures designed to ensure that clients’ interests are placed before those of an individual or the firm.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Growth Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gary Hatton, CFA	X
Andrew L. Beja, CFA	X

Harris Associates L.P.

Harris Associates L.P. (“Harris”) located at 111 South Wacker Drive, Suite 4600, Chicago, IL 60606, serves as sub-adviser to the JNL/Harris Oakmark Global Equity Fund.

Portfolio Manager Compensation Structure

Each of Harris portfolio managers is compensated solely by the Harris. Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm. Each portfolio manager receives a base salary and participates in a discretionary bonus pool. In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees. The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors. The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the Fund and other accounts managed by the portfolio manager. A portfolio manager’s compensation is not based solely on an evaluation of the performance of the Fund or the amount of Fund assets. Performance is measured in a number of ways, including by Fund, by other accounts and by strategy, and is compared to one or more benchmarks, including: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P 500 and 40% Barclays Bond Index), MSCI World Index, MSCI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and the Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable. Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a Fund’s inception or since the portfolio manager has been managing the Fund, as applicable. Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

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If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role. The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work. If a portfolio manager also serves as a research analyst, then such manager may participate in a long-term compensation plan that may provide future compensation upon vesting after a multi-year period. The plan consists of an award, based on a quantitative evaluation of the performance of the investment ideas covered by the analyst over the same multi-year period. In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL/Harris Oakmark Global Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Anthony P. Coniaris, CFA	Other Registered Investment Companies	3	$8.62 million	0	$0
	Other Pooled Vehicles	32	$14.41 million	3	$824.38 million
	Other Accounts	395	$11.73 million	1	$146.18 million

David G. Herro, CFA	Other Registered Investment Companies	13	$43.60 million	0	$0
	Other Pooled Vehicles	32	$16.56 million	3	$824.38 million
	Other Accounts	41	$12.33 million	1	$146.18 million

Michael L. Manelli, CFA	Other Registered Investment Companies	10	$39.76 million	0	$0
	Other Pooled Vehicles	18	$11.13 million	3	$824.38 million
	Other Accounts	22	$5.55 million	1	$146.18 million

Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and the other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different management fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment. With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Fund, based on each account’s specific investment objectives, guidelines, restrictions and circumstances. It is Harris’ policy to allocate investment opportunities to each account, including the Fund, over a period of time on a fair and equitable basis relative to its other accounts. With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price received a from broker dealer, and where the order has not been completely filled, each institutional account, including the Fund, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

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Security Ownership of Portfolio Managers for the JNL/Harris Oakmark Global Equity Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Anthony P. Coniaris, CFA	X
David G. Herro, CFA	X
Michael L. Manelli, CFA	X

Heitman Real Estate Securities LLC (“Heitman”)

Heitman has principal offices at 191 N. Wacker Drive, Suite 2500, Chicago, Illinois 60606 and is sub-adviser to the JNL/Heitman U.S. Focused Real Estate Fund. Heitman has provided investment management services to its clients since 1989 and specializes in publicly traded equity securities of North American companies principally engaged in the real estate industry, including REITS. Heitman was established in 1989 and has been a SEC-registered investment adviser since January 1995. As of December 31, 2019, Heitman had approximately $6.2 billion in assets under management.

Portfolio Manager Compensation Structure

Heitman compensates the Portfolio Manager for his management of the Fund. Heitman’s competitive compensation program is designed to accomplish several objectives, one of which is retention of Heitman’s talented team. A group of senior employees holds a 50% equity interest in the business. Equity ownership helps ensure retention of key personnel and, equally important, creates alignment of interest between Heitman’s partners and the firm’s clients. The structure is designed to create incentives for Heitman’s staff to deliver strong performance and high levels of client service. The total compensation of the firm’s equity owners is tied directly to the performance of the investments under their collective management and the degree to which client objectives have been met.

For those professionals who are not in the equity ownership pool, compensation comes in the form of base salaries, which are evaluated annually against the market, and bonus compensation based on the achievement of enterprise, business unit and individual performance goals. Additional forms of compensation include awarding employees promote interests in funds or performance-oriented incentive fees, as well as offering the opportunity to invest in the sponsor capital position for many of the firm's investment vehicles. Lastly, a phantom equity program is in place that grants a select group of seasoned individuals the right to receive compensation in the event the firm is sold. This provides employees with a vested interest in the firm and our growth.

Target incentive opportunities are communicated to employees each year and are based upon the market compensation of their position. In aggregate, total cash compensation levels approximate the median of competitive practice.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL/Heitman U.S. Focused Real Estate Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jerry Ehlinger, CFA	Other Registered Investment Companies	3	$166.02 million	0	$0
	Other Pooled Vehicles	18	$3.40 billion	0	$0
	Other Accounts	18	$2.46 billion	2	$202.56 million

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				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jeffery Yurk, CFA	Other Registered Investment Companies	3	$166.02 million	0	$0
	Other Pooled Vehicles	18	$3.40 billion	0	$0
	Other Accounts	18	$2.46 billion	2	$202.56 million
Charles Harbin, CFA	Other Registered Investment Companies	3	$166.02 million	0	$0
	Other Pooled Vehicles	18	$3.40 billion	0	$0
	Other Accounts	18	$2.46 billion	2	$202.56 million
Mathew Spencer	Other Registered Investment Companies	3	$166.02 million	0	$0
	Other Pooled Vehicles	18	$3.40 billion	0	$0
	Other Accounts	18	$2.46 billion	2	$202.56 million

Conflicts of Interest

It is generally the Heitman’s policy that investment decisions for all accounts managed by the Portfolio Manager be made based on a consideration of each client’s investment objectives, investment policies and guidelines and other specific account requirements or restrictions. The Portfolio Manager manages accounts with similar investment strategies and, therefore, the Heitman does not anticipate conflicts of interests as a result of differing investment strategies. General conflicts of interest, however, may include: Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies. Allocation of Limited Investment Opportunities. If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the Fund’s ability to take full advantage of the investment opportunity.

Security Ownership of Portfolio Managers for the JNL/Heitman U.S. Focused Real Estate Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jerry Ehlinger, CFA	X
Jeffrey Yurk, CFA	X
Charles Harbin, CFA	X
Mathew Spencer	X

Invesco Advisers, Inc. (“Invesco”) and its Affiliates

Invesco, located at 1555 Peachtree, N.E., Atlanta, GA 30309, serves as Sub-Adviser to the JNL/Invesco Diversified Dividend Fund, JNL/Invesco Global Growth Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, and JNL/Invesco Small Cap Growth Fund. Invesco is an indirect wholly owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

The Sub-Sub-Adviser to the JNL/Invesco Global Real Estate Fund (“Real Estate Fund”) is Invesco Asset Management Limited (“IAML”) with its principal office at Perpetual Park, Perpetual Park Drive, Henley – on – Thames Oxfordshire, RG91HH, United Kingdom. IAML is an affiliate of Invesco. IAML is compensated by Invesco at no additional expense to the Trust. Invesco and IAML are collectively referred to herein as “Invesco.”

Day-to-day investment management decisions for the Real Estate Fund will be made by the sub-Sub-Adviser. The sub-Sub-Adviser is responsible for choosing certain types of real estate securities for the Real Estate Fund. IAML is an indirect, wholly owned subsidiary of Invesco Ltd. As of December 31, 2019, Invesco Ltd. managed approximately $1.23 trillion in total assets.

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Portfolio Manager Compensation Structure

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity, and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

●	Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

●	Annual bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

●	Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in the table below.
Sub-Adviser	Performance time period [1]
Invesco [2]	One-, Three- and Five-year performance against Fund peer group
Invesco Asset Management	One-, Three-and Five-year performance against Fund peer group
Invesco Listed Real Estate Assets Division[2]	One-, Three- and Five-year performance against Fund peer group

1 Rolling time periods based on calendar year end.

2 Portfolio managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

●	Deferred/Long Term compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco. Deferred compensation awards may take the form of annual deferral awards or long-term equity awards. Annual deferral awards may be granted as an annual stock deferral award or an annual fund deferral award. Annual stock deferral awards are settled in Invesco common shares. Annual fund deferral awards are notionally invested in certain Invesco Funds selected by the Portfolio Manager and are settled in cash. Long-term equity awards are settled in Invesco common shares. Both annual deferral awards and long-term equity awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the Portfolio Managers with the long-term interests of clients and shareholders and encourages retention.

●	Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.
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Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco funds as well as other mutual funds for which Invesco or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following tables reflect information as of December 31, 2019:

JNL/Invesco Diversified Dividend Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Meggan Walsh, CFA	Other Registered Investment Companies	6	$24.89 billion	0	$0
	Other Pooled Vehicles	2	$306.3[1] million	0	$0
	Other Accounts[1]	1,301	$290.8 million	0	$0

Robert Botard, CFA	Other Registered Investment Companies	6	$24.89 billion	0	$0
	Other Pooled Vehicles	2	$306.3[1] million	0	$0
	Other Accounts[1]	1,301	$290.8 million	0	$0

Kristina Bradshaw, CFA	Other Registered Investment Companies	6	$24.89 billion	0	$0
	Other Pooled Vehicles	2	$306.3[1] million	0	$0
	Other Accounts[1]	1,301	$290.8 million	0	$0

Chris McMeans, CFA	Other Registered Investment Companies	6	$24.89 billion	0	$0
	Other Pooled Vehicles	2	$306.3[1] million	0	$0
	Other Accounts[1]	1,301	$290.8 million	0	$0

JNL/Invesco Global Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
John Delano, CFA	Other Registered Investment Companies	8	$17.74 billion	0	$0
	Other Pooled Vehicles	2	$261.7 million	0	$0
	Other Accounts	1	$129.5 million	0	$0

JNL/Invesco Global Real Estate Fund

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				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Mark Blackburn	Other Registered Investment Companies	11	$5.08 billion	0	$0
	Other Pooled Vehicles	2	$1.02 billion	0	$0
	Other Accounts	27	$8.73 billion	0	$0

Joe Rodriguez, Jr.	Other Registered Investment Companies	11	$5.08 billion	0	$0
	Other Pooled Vehicles	2	$1.02 billion	0	$0
	Other Accounts	27	$8.73 billion	0	$0

Ping Ying Wang	Other Registered Investment Companies	11	$5.08 billion	0	$0
	Other Pooled Vehicles	2	$1.02 billion	0	$0
	Other Accounts	27	$8.73 billion	0	$0

Paul Curbo	Other Registered Investment Companies	11	$5.08 billion	0	$0
	Other Pooled Vehicles	2	$1.02 billion	0	$0
	Other Accounts	27	$8.73 billion	0	$0

James Cowen	Other Registered Investment Companies	11	$5.08 billion	0	$0
	Other Pooled Vehicles	2	$1.02 billion	0	$0
	Other Accounts	27	$8.73 billion	0	$0

Darin Turner	Other Registered Investment Companies	11	$5.08 billion	0	$0
	Other Pooled Vehicles	2	$1.02 billion	0	$0
	Other Accounts	27	$8.73 billion	0	$0

Grant Jackson	Other Registered Investment Companies	11	$5.08 billion	0	$0
	Other Pooled Vehicles	2	$1.02 billion	0	$0
	Other Accounts	27	$8.73 billion	0	$0

JNL/Invesco International Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Clas Olsson	Other Registered Investment Companies	5	$7.95 billion	0	$0
	Other Pooled Vehicles	9	$4.29 billion	0	$0
	Other Accounts[1]	5,532	$4.1 billion	0	$0

Mark Jason	Other Registered Investment Companies	8	$10.17 billion	0	$0
	Other Pooled Vehicles	5	$3.15 billion	0	$0
	Other Accounts[1]	5,531	$2.78 billion	0	$0

Matthew Dennis	Other Registered Investment Companies	6	$8.14 billion	0	$0
	Other Pooled Vehicles	6	$3.21 billion	0	$0
	Other Accounts[1]	5,531	$2.77 billion	0	$0

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Richard Nield	Other Registered Investment Companies	5	$7.95 billion	0	$0
	Other Pooled Vehicles	9	$4.29 billion	0	$0
	Other Accounts[1]	5,500	$2.77 billion	0	$0

Brent Bates	Other Registered Investment Companies	6	$9.71 billion	0	$0
	Other Pooled Vehicles	3	$3.08 billion	0	$0
	Other Accounts[1]	5,531	$2.77 billion	0	$0

JNL/Invesco Small Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Juan Hartsfield	Other Registered Investment Companies	7	$5.82 billion	0	$0
	Other Pooled Vehicles	1	$1.76 billion	0	$0
	Other Accounts	1	$340.7 million	0	$0

Clay Manley	Other Registered Investment Companies	6	$4.66 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	1	$340.7 million	0	$0
[1]	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

●	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

●	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, Invesco and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

●	Invesco determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

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●	Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL/Invesco Diversified Dividend Fund as of December 31, 20191

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Meggan Walsh, CFA	X
Robert Botard, CFA	X
Kristina Bradshaw, CFA	X
Chris McMeans, CFA	X

Security Ownership of Portfolio Managers for the JNL/Invesco Global Growth Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Delano, CFA	X

Security Ownership of Portfolio Managers for the JNL/Invesco Global Real Estate Fund as of December 31, 20191

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Joe Rodriguez, Jr.	X
Mark Blackburn	X
Ping Ying Wang	X
Paul Curbo	X
James Cowen	X
Darin Turner	X
Grant Jackson	X

Security Ownership of Portfolio Managers for the JNL/Invesco International Growth Fund as of December 31, 20191

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Clas Olsson	X
Matthew Dennis	X
Mark Jason	X
Richard Nield	X
Brent Bates	X

Security Ownership of Portfolio Managers for the JNL/Invesco Small Cap Growth Fund as of December 31, 20191

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Juan Hartsfield	X
Clay Manley	X

[1]	Shares of the Funds may only be purchased by insurance company separate accounts and certain qualified retirement plans. Accordingly, no portfolio manager may invest in Funds directly.

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Ivy Investment Management Company

Ivy Investment Management Company (“Ivy”), located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, serves as a co-Sub-Adviser to the JNL/JPMorgan Global Allocation Fund. Ivy is a wholly-owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”) and is a registered investment adviser who manages approximately $70 billion in assets as of December 31, 2019.

Portfolio Manager Compensation Structure

Ivy believes that integral to the retention of investment professionals are: a) a competitive base salary that is commensurate with the individual’s level of experience and responsibility. In its consideration of an employee’s base salary, Ivy reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc. Executive management of Ivy is responsible for setting the base salary and for its on-going review; b) an attractive bonus structure, summarized below; and c) eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards and/or cash-settled restricted stock unit awards. If such awards are granted, they will vest over a period of four years, with the first vesting to take place either one or two years after the date of the award, depending on the type of award granted.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms over one-year, three-year and five-year periods. The secondary benchmark is an index with an investment style substantially similar to that of the Fund. Non-quantitative factors (which may include, but are not limited to, individual performance, risk management, teamwork, financial measures and consistency of contribution to the firm) also are considered. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30%of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by Ivy, with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by Ivy, WDR’s 401(k) plan offers certain mutual funds managed by Ivy as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Ivy employees.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL/JPMorgan Global Allocation Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
F. Chace Brundige	Other Registered Investment Companies	17	$6.92 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

W. Jeffrey Surles, CFA	Other Registered Investment Companies	17	$6.92 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

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Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

●	The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Ivy seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

●	The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. Ivy seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to Ivy’s adopted Allocation Procedures.

Ivy and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL/JPMorgan Global Allocation Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
F. Chace Brundige	X
W. Jeffrey Surles, CFA	X

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Jackson National Asset Management, LLC

Jackson National Asset Management, LLC (“JNAM”), located at 225 West Wacker Drive, Chicago, Illinois 60606, makes the allocations to JNL Multi-Manager Alternative Fund, JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/DFA Growth Allocation Fund, JNL/DFA Moderate Growth Allocation Fund, JNL/Mellon Index 5 Fund, JNL/Goldman Sachs 4 Fund, JNL/Vanguard U.S. Stock Market Index Fund, JNL/Vanguard International Stock Market Index Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, and JNL Aggressive Growth Allocation Fund. JNAM is a wholly-owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which is in turn wholly owned by Prudential plc, a publicly-traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom.

Portfolio Manager Compensation Structure

Assets of JNL Multi-Manager Alternative Fund, JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/DFA Growth Allocation Fund, JNL/DFA Moderate Growth Allocation Fund, JNL/Mellon Index 5 Fund, JNL/Goldman Sachs 4 Fund, JNL/Vanguard U.S. Stock Market Index Fund, JNL/Vanguard International Stock Market Index Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, and JNL Aggressive Growth Allocation Fund (“Funds”) are invested in a combination of mutual funds (“Underlying Funds”) or ETFs (“Underlying ETFs”). JNAM manages the Funds according to asset allocation limits. In this context, the term “portfolio manager” refers to development and oversight of the asset allocation process. The portfolio managers will determine allocations to the Underlying Funds or Underlying ETFs and apply those allocations. The portfolio managers are paid their regular base salary, receive an incentive bonus opportunity, and receive a benefits package commensurate with all other JNAM employees.

Jackson’s policy is to reward professional staff according to competitive industry scales, personal effort and performance. This is accomplished through three primary compensation elements: Base salary and an annual bonus are the primary compensation arrangements. Certain individuals may participate in Jackson’s long-term incentive program (“LTIP”). Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors. The Jackson LTIP program is based on the overall performance of the operations of Jackson and other U.S. based affiliates. To help in retaining its investment professionals, the LTIP has a three-year cliff vesting schedule. The mix of base, discretionary bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

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Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL Multi-Manager Alternative Fund, JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/DFA Growth Allocation Fund, JNL/DFA Moderate Growth Allocation Fund, JNL/Mellon Index 5 Fund, JNL/Goldman Sachs 4 Fund, JNL/Vanguard U.S. Stock Market Index Fund, JNL/Vanguard International Stock Market Index Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, and JNL Aggressive Growth Allocation Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
William Harding, CFA	Other Registered Investment Companies	28	$35.2 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Sean Hynes, CFA, CAIA	Other Registered Investment Companies	28	$35.2 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Mark Pliska, CFA	Other Registered Investment Companies	28	$35.2 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

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Conflicts of Interest

As discussed herein, the Funds, with the exception of the Alt Strategy Funds, are invested in the Underlying Funds according a pre-determined allocation in the Underlying Funds. The Alt Strategy Funds are allocated to the Underlying Funds based on allocations determined by the portfolio managers. The Underlying Funds available for the Alt Strategy Funds are limited. Daily cash flows will require the allocation of Fund assets among the Underlying Funds. Consequently, the portfolio managers may have access to purchase and sale information related to the Underlying Funds, which may create a conflict of interest should the portfolio managers attempt to trade in shares of the Underlying Funds. Shares of the Funds and the Underlying Funds may only be acquired through the Jackson variable contracts. Pursuant to JNAM’s and the Funds’ Code of Ethics, purchases and sales of Jackson and Jackson NY variable contracts must be reported by all “Access Persons,” including the portfolio managers, and consequently, all transactions in the Funds and Underlying Funds are monitored for compliance with the Code of Ethics. In addition, JNAM and the Funds have adopted certain compliance policies and procedures, which are reasonably designed to maintain compliance with federal and state regulatory requirements, and to prevent conflicts of interests. However, there is no guarantee that such policies and policies and procedures will detect every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund, JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Mid Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/American Funds Moderate Growth Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/DFA Growth Allocation Fund, JNL/DFA Moderate Growth Allocation Fund, JNL/Mellon Index 5 Fund, JNL/Goldman Sachs 4 Fund, JNL/Vanguard U.S. Stock Market Index Fund, JNL/Vanguard International Stock Market Index Fund, JNL/Vanguard Global Bond Market Index Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, JNL/Vanguard Moderate Growth ETF Allocation Fund, JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, and JNL Aggressive Growth Allocation Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
William Harding, CFA	X
Sean Hynes, CFA, CAIA	X
Mark Pliska, CFA	X

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JP Morgan”), with principal offices at 383 Madison Avenue, New York, New York 10179, serves as Sub-Adviser to the JNL/JPMorgan Global Allocation Fund, JNL/JPMorgan Growth & Income Fund, JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan MidCap Growth Fund and the JNL/JPMorgan U.S. Government & Quality Bond Fund. JP Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly-traded bank holding company. JP Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

Portfolio Manager Compensation Structure

JPMorgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives.  This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

In determining portfolio manager compensation, JPMorgan uses a balanced discretionary approach to assess performance against four broad categories: (1) business results; (2) risk and control; (3) customers and clients; and (4) people and leadership.

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These performance categories consider short-, medium- and long-term goals that drive sustained value for clients, while accounting for risk and control objectives. Specifically, portfolio manager performance is evaluated against various factors including the following: (1) blended pre-tax investment performance relative to competitive indices, generally weighted more to the long-term; (2) individual contribution relative to the client’s risk/return objectives; and (3) adherence with JPMorgan’s compliance, risk and regulatory procedures.

Feedback from JPMorgan’s risk and control professionals is considered in assessing performance.

JPMorgan maintains a balanced total compensation program comprised of a mix of fixed compensation (including a competitive base salary and, for certain employees, a fixed cash allowance), variable compensation in the form of cash incentives, and long-term incentives in the form of equity based and/or fund-tracking incentives that vest over time.  Long-term awards comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

Long-term awards are generally in the form of time-vested JPMC Restricted Stock Units (“RSUs”). However, portfolio managers are subject to a mandatory deferral of long-term incentive compensation under JPMorgan’s Mandatory Investor Plan (“MIP”). The MIP provides for a rate of return equal to that of the Fund(s) that the portfolio managers manage, thereby aligning portfolio manager’s pay with that of their client’s experience/return.  100% of the portfolio manager’s long-term incentive compensation is eligible for MIP with 50% allocated to the specific und(s) they manage, as determined by their respective manager. The remaining portion of the overall amount is electable and may be treated as if invested in any of the other Funds available in the plan or can take the form of RSUs.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL/JPMorgan Global Allocation Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Eric J. Bernbaum	Other Registered Investment Companies	5	$18.31 million	0	$0
	Other Pooled Vehicles	5	$40.44 million	0	$0
	Other Accounts	0	$0	0	$0

Jeffrey A. Geller	Other Registered Investment Companies	35	$95.68 million	0	$0
	Other Pooled Vehicles	34	$44.98 million	0	$0
	Other Accounts	5	$8.44 million	0	$0

Grace Koo	Other Registered Investment Companies	9	$20.73 million	0	$0
	Other Pooled Vehicles	1	$59,217	0	$0
	Other Accounts	0	$0	0	$0

JNL/JPMorgan Growth & Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Clare A. Hart	Other Registered Investment Companies	7	$34.76 million	0	$0
	Other Pooled Vehicles	8	$9.52 million	0	$0
	Other Accounts	36	$13.3 million	0	$0

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Andrew Brandon	Other Registered Investment Companies	7	$34.76 million	0	$0
	Other Pooled Vehicles	8	$9.52 million	0	$0
	Other Accounts	36	$13.3 million	0	$0

David Silberman	Other Registered Investment Companies	7	$34.76 million	0	$0
	Other Pooled Vehicles	8	$9.52 million	0	$0
	Other Accounts	36	$13.3 million	0	$0

JNL/JPMorgan Hedged Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Hamilton Reiner	Other Registered Investment Companies	3	$6.92 million	0	$0
	Other Pooled Vehicles	1	$100,316	0	$0
	Other Accounts	0	$0	0	$0

Raffaele Zingone	Other Registered Investment Companies	15	$14.03 million	0	$0
	Other Pooled Vehicles	10	$3.65 million	0	$0
	Other Accounts	11	$8.64 million	0	$0

Steven G. Lee	Other Registered Investment Companies	8	$8.43 million	0	$0
	Other Pooled Vehicles	1	$243,241	1	$199,676
	Other Accounts	1	$447,899	1	$778,190

JNL/JPMorgan MidCap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Timothy Parton	Other Registered Investment Companies	12	$17.35 million	0	$0
	Other Pooled Vehicles	11	$9.03 million	0	$0
	Other Accounts	12	$1.24 million	0	$0

Felise Agranoff	Other Registered Investment Companies	6	$9.41 million	0	$0
	Other Pooled Vehicles	1	$61,790	0	$0
	Other Accounts	2	$31,884	0	$0

JNL/JPMorgan U.S. Government & Quality Bond Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Michael Sais	Other Registered Investment Companies	4	$5.87 million	0	0
	Other Pooled Vehicles	2	$863,018	0	0
	Other Accounts	13	$4.5 million	4	$1.43 million

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Robert Manning	Other Registered Investment Companies	3	$3.36 million	0	0
	Other Pooled Vehicles	0	$0	0	0
	Other Accounts	121	$42.44 million	2	$746,295

Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates' overall allocation of securities in that offering. A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account's objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

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Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Security Ownership of Portfolio Managers for the JNL/JPMorgan Global Allocation Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Eric J. Bernbaum	X
Jeffrey A. Geller	X
Grace Koo	X

Security Ownership of Portfolio Managers for the JNL/JPMorgan Growth & Income Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Clare A. Hart	X
Andrew Brandon	X
David Silberman	X

Security Ownership of Portfolio Managers for the JNL/JPMorgan Hedged Equity Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Hamilton Reiner	X
Raffaele Zingone	X
Steven G. Lee	X

Security Ownership of Portfolio Managers for the JNL/JPMorgan MidCap Growth Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Timothy Parton	X
Felise Agranoff	X

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Security Ownership of Portfolio Managers for the JNL/JPMorgan U.S. Government & Quality Bond Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael Sais	X
Robert Manning	X

Kayne Anderson Rudnick Investment Management, LLC

Kayne Anderson Rudnick Investment Management, LLC (“KAR”) is located at 1800 Avenue of the Stars, 2nd Floor, Los Angeles, CA 90067 and serves as co-sub-adviser to the JNL Multi-Manager Emerging Markets Equity Fund and JNL Multi-Manager Small Cap Growth Fund. KAR acts as sub-adviser to mutual funds and as investment adviser to institutions and individuals. As of December 31, 2019, KAR had approximately $33 billion in assets under management.

Portfolio Manager Compensation Structure

KAR’s incentive compensation plan for its portfolio managers is comprised of a base salary, an incentive bonus, and equity grants from KAR’s parent company, Virtus Investment Partners, Inc. (“Virtus”). The equity grants are in the form of Virtus Restricted Stock Units with multi-year vesting. KAR’s PMs also receive a portion of their compensation in deferred compensation that appreciates or depreciates in value based on the rate of return of one or more mutual funds managed or advised by the PM. For the bonus component, compensation is materially tied to the long-term risk-adjusted performance of the strategies for which the portfolio managers are responsible. Specifically, 75% of the bonus is determined by quantitative factors and 25% of the bonus is determined by qualitative factors. The quantitative factors are calculated with 50% based upon the equal weighted average of 1-year, 3-year, and 5-year alpha and 50% based upon the equal weighted average of 1-year, 3-year, and 5-year annualized returns relative to the respective peer group. The bonus can equal or exceed the base salary and is tied to a bonus pool that is dependent on firm profitability.

KAR’s Portfolio Managers are also able to participate in broad-based plans offered generally to KAR’s employees by its parent company, Virtus, including 401(k), health and other employee benefit plans.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL Multi-Manager Emerging Markets Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Hyung Kim	Other Registered Investment Companies	5	$2.15 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	3	$184 million	0	$0

Craig Thrasher, CFA	Other Registered Investment Companies	5	$2.15 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	3	$184 million	0	$0

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JNL Multi-Manager Small Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Todd Beiley	Other Registered Investment Companies	5	$7.28 billion	0	$0
	Other Pooled Vehicles	2	$93 million	0	$0
	Other Accounts	1,179	$7.55 billion	1	$270 million

Jon Christensen	Other Registered Investment Companies	8	$8.51 billion	0	$0
	Other Pooled Vehicles	3	$154 million	0	$0
	Other Accounts	1,652	$12.34 billion	1	$270 million

Conflicts of Interest

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of a Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the relevant sub-adviser may have in place that could benefit the Funds and/or such other accounts. KAR has policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of its clients. Additionally, any conflicts of interest between the investment strategies of a Fund and the investment strategies of other accounts managed by portfolio managers are not expected to be material because portfolio managers generally manage funds and other accounts having similar investment strategies.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Emerging Markets Equity Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Hyung Kim	X
Craig Thrasher, CFA	X

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Growth Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Todd Beiley	X
Jon Christensen	X

Lazard Asset Management LLC

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, serves as Sub-Adviser to the JNL/Lazard International Strategic Equity Fund and co-sub-adviser to the JNL Multi-Manager Alternative Fund. Lazard is a subsidiary of Lazard Frères & Co. LLC, a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services. Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

Team Management and Model Portfolios. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds. Lazard manages all portfolios on a team basis. The team is involved at all levels of the investment process. This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager. Lazard manages all like investment mandates against a model portfolio. Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

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Portfolio Manager Compensation Structure

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Funds. Portfolio managers responsible for managing the Funds may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates. Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account. Various factors are considered in the determination of a portfolio manager’s compensation. All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment team(s) of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a member, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance of such account, as well as performance of the account relative to peers. In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions. A portion of a portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years. Certain portfolio managers’ bonus compensation may be tied to a fixed percentage of revenue or assets generated by the accounts managed by such portfolio management team(s).

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL Multi-Manager Alternative Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Sean Reynolds	Other Registered Investment Companies	2	$113.67 million	0	$0
	Other Pooled Vehicles	4	$1.05 billion	2	$859 million
	Other Accounts	1	$167.18 billion	1	$167.18 billion

Frank Bianco, CFA	Other Registered Investment Companies	2	$113.67 million	0	$0
	Other Pooled Vehicles	4	$1.05 billion	2	$859 million
	Other Accounts	1	$167.18 billion	1	$167.18 billion

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JNL/Lazard International Strategic Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Mark Little	Other Registered Investment Companies	5	$6.4 billion	0	$0
	Other Pooled Vehicles	6	$878.17 million	0	$0
	Other Accounts	46	$8.19 billion	1	$320.51 million

Michael A. Bennett	Other Registered Investment Companies	16	$16.18 billion	1	$4.18 billion
	Other Pooled Vehicles	12	$2.82 billion	0	$0
	Other Accounts	202	$25.91 billion	1	$123.39 million

Robin O. Jones	Other Registered Investment Companies	5	$6.4 billion	0	$0
	Other Pooled Vehicles	6	$878.17 million	0	$0
	Other Accounts	46	$8.19 billion	1	$320.51 million

John R. Reinsberg	Other Registered Investment Companies	14	$11.68 billion	0	$0
	Other Pooled Vehicles	13	$2.1 billion	0	$0
	Other Accounts	82	$15.61 billion	2	$443.91 million

Conflicts of Interest

Material Conflicts Related to Management of Similar Accounts. Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which a Fund may invest or that may pursue a strategy similar to a Fund's investment strategies implemented by Lazard (collectively, "Similar Accounts"), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged, including procedures regarding trade allocations and "conflicting trades" (e.g., long and short positions in the same or similar securities). In addition, the Funds are subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard's management of the Funds and Similar Accounts, including the following:

1. Similar Accounts may have investment objectives, strategies and risks that differ from those of the Funds. In addition, the Funds are subject to different regulations than certain of the Similar Accounts and, consequently, may not be permitted to invest in the same securities, exercise rights to exchange or convert securities or engage in all the investment techniques or transactions, or to invest, exercise or engage to the same degree, as the Similar Accounts. For these or other reasons, the portfolio managers may purchase different securities for the Funds and the corresponding Similar Accounts, and the performance of securities purchased for the Funds may vary from the performance of securities purchased for Similar Accounts, perhaps materially.

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2. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities. Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard's overall allocation of securities in that offering, or to increase Lazard's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

3. Portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Funds, that they are managing on behalf of Lazard. Although Lazard does not track each individual portfolio manager's time dedicated to each account, Lazard periodically reviews each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the Funds. As illustrated in the table above, most of the portfolio managers manage a significant number of Similar Accounts in addition to the Funds.

4. Generally, Lazard and/or its portfolio managers have investments in Similar Accounts. This could be viewed as creating a potential conflict of interest, since certain of the portfolio managers do not invest in the Funds.

5. The table above notes the portfolio managers who manage Similar Accounts with respect to which the advisory fee is based on the performance of the account, which could give the portfolio managers and Lazard an incentive to favor such Similar Accounts over the Funds.

6. Portfolio managers may place transactions on behalf of Similar Accounts that are directly or indirectly contrary to investment decisions made for a Fund, which could have the potential to adversely impact a Fund, depending on market conditions. In addition, if a Fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Similar Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the Fund's and such Similar Accounts' investments in the issuer. If Lazard sells securities short, including on behalf of a Similar Account, it may be seen as harmful to the performance of a Fund to the extent it invests "long" in the same or similar securities whose market values fall as a result of short-selling activities.

7. Investment decisions are made independently from those of the Similar Accounts. If, however, such Similar Accounts desire to invest in, or dispose of, the same securities as a Fund, available investments or opportunities for sales will be allocated equitably to each. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund.

8. Under Lazard's trade allocation procedures applicable to domestic and foreign initial and secondary public offerings and Rule 144A transactions (collectively herein a "Limited Offering"), Lazard will generally allocate Limited Offering shares among client accounts, including the Fund, pro rata based upon the aggregate asset size (excluding leverage) of the account. Lazard may also allocate Limited Offering shares on a random basis, as selected electronically, or other basis. It is often difficult for the Adviser to obtain a sufficient number of Limited Offering shares to provide a full allocation to each account. Lazard's allocation procedures are designed to allocate Limited Offering securities in a fair and equitable manner.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Sean H. Reynolds	X
Frank Bianco, CFA	X

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Security Ownership of Portfolio Managers for the JNL/Lazard International Strategic Equity Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mark Little	X
Michael A. Bennett	X
Robin O. Jones	X
John R. Reinsberg	X

Loomis, Sayles & Company, L.P.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) is located at One Financial Center, Boston, MA 02111 and serves as co-sub-adviser to the JNL Multi-Manager Alternative Fund and sub-adviser to the JNL/Loomis Sayles Global Growth Fund. Loomis Sayles is a Delaware limited partnership, registered as an investment adviser that provides investment advice to retirement and pension plans, institutional and corporate clients, insurance companies, mutual funds and high net worth individuals. Loomis Sayles is a global asset management firm found in 1926 and is a wholly owned subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France. Natixis Investment Managers is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. As of December 31, 2019, Loomis Sayles managed approximately $297.2 billion in domestic and global fixed-income and equity assets.

Portfolio Manager Compensation Structure

Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in long-term incentive plans (annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period and one third for the ten-year period. He is compensated according to the overall performance of the strategy. He also receives performance based compensation as portfolio manager for a private investment fund. The firm’s Chief Investment Officer and senior management review the components annually.

In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee's behalf, but the employee must be here on the vesting dates in order to receive the deferred bonus.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

Mr. Hamzaogullari also receives additional compensation based on revenue and performance hurdles for his strategies, and performance fee based compensation as portfolio manager for a private investment fund.

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The following table reflects information as of December 31, 2019:

JNL Multi-Manager Alternative Fund and JNL/Loomis Sayles Global Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Aziz V. Hamzaogullari, CFA	Other Registered Investment Companies	30	$27.6 billion	0	$0
	Other Pooled Vehicles	25	$10.0 billion	2	$748.0 million
	Other Accounts	135	$23.2 billion	0	$0

Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the fund and other accounts managed by the portfolio managers. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies and accounts in which the portfolio manager has an interest. Such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts. Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds and affiliated accounts) based on each account’s availability of other comparable investment opportunities and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains trade allocation and aggregation policies and procedures to address these potential conflicts. Conflicts of interest also may arise to the extent a portfolio manager short sells a stock in one client account but holds that stock long in other accounts, including the Funds, or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements.

Security Ownership of Portfolio Manager for the JNL Multi-Manager Alternative Fund and JNL/Loomis Sayles Global Growth Fund as of December 31, 2019

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Aziz V. Hamzaogullari, CFA	X

Lord, Abbett, & Co. LLC

Lord, Abbett, & Co. LLC (“Lord Abbett”) is located at 90 Hudson Street, Jersey City, NJ 07302-3973 and serves as a sub-adviser to the JNL/Lord Abbett Short Duration Income Fund. Lord Abbett is a Delaware limited liability company

Portfolio Manager Compensation Structure

When used in this section, the term “fund” refers to the JNL/Lord Abbett Short Duration Income Fund, as well as any other registered investment companies, pooled investment vehicles, and accounts managed or sub-advised by a Lord Abbett portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of a salary, bonus, and profit-sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation, and competitive market rates, as well as the portfolio manager’s leadership and management of the investment team.

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Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the returns, and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate a fund’s performance against one or more benchmarks from among a fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectuses, indices disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indices within one or more of a fund’s peer groups (as defined from time to time by third party investment research companies), as well as a fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s one-, three-, and five-year investment returns on a pre-tax basis versus such benchmarks. Finally, there is a component of the bonus that rewards leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL/Lord Abbett Short Duration Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Andrew H. O’Brien, CFA	Other Registered Investment Companies	14	$79.09 billion	0	$0
	Other Pooled Vehicles	15	$3.64 billion	0	$0
	Other Accounts	497	$9.5 billion[2]	0	$0

Kewjin Yuoh	Other Registered Investment Companies	17	$79.42 billion	0	$0
	Other Pooled Vehicles	15	$3.64 billion	0	$0
	Other Accounts	497	$9.5 billion[2]	0	$0

Steven F. Rocco, CFA	Other Registered Investment Companies	15	$69.74 billion	0	$0
	Other Pooled Vehicles	32	$5.07 billion	0	$0
	Other Accounts	486	$9.63 billion[1,2]	0	$0

Robert A. Lee	Other Registered Investment Companies	17	$73.65 billion	0	$0
	Other Pooled Vehicles	31	$5.11 billion	0	$0
	Other Accounts	505	$10.99 billion[1,2]	0	$0

1

Included in the number of accounts and total assets is 1 account with respect to which the management fee is based on the performance of the account; such account totals approximately $233.3 million in assets.

2

Includes $615.3 million for which Lord Abbett provides investment models to managed account sponsors.

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Conflicts of Interest

Conflicts of interest may arise in connection with Lord Abbett portfolio managers’ management of the investments of the JNL/Lord Abbett Short Duration Income Fund and the investments of the portfolio managers’ other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of that Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluation of Proprietary Research Policy and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients, including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have material non-public information. Lord Abbett is not affiliated with a full service broker-dealer and, therefore, does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment banking functions and does not manage any hedge funds. Lord Abbett does not believe that any material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the portfolio managers’ other accounts in the table referenced above.

Security Ownership of Portfolio Managers for the JNL/Lord Abbett Short Duration Income Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Andrew H. O’Brien, CFA
Kewjin Yuoh
Steven F. Rocco, CFA
Robert A. Lee

Massachusetts Financial Services Company (dba MFS Investment Management)

Massachusetts Financial Services Company (dba MFS Investment Management) (“MFS”), located at 111 Huntington Avenue, Boston, MA 02199 is the Sub-Adviser to the JNL/MFS Mid Cap Value Fund. MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).

Portfolio Manager Compensation Structure

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2019 , portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

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Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy's investment horizon. The fixed-length time periods include the portfolio manager's full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2019 , the following benchmarks were used to measure the following portfolio managers' performance for the following Fund:

Fund/Portfolio Managers	Benchmark(s)
JNL/MFS Mid Cap Value Fund
Kevin Schmitz	MSCI USA Mid Cap Value Index (gross div)
Brooks Taylor	MSCI USA Mid Cap Value Index (gross div)

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

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Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL/MFS Mid Cap Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Kevin Schmitz	Other Registered Investment Companies	8	$16.8 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	4	$84.1 million	0	$0

Brooks Taylor	Other Registered Investment Companies	9	$24.6 billion	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	3	$84.1 million	0	$0

Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS' trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

Security Ownership of Portfolio Managers for the JNL/MFS Mid Cap Value Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Kevin Schmitz	X
Brooks Taylor	X

Mellon Investments Corporation

Mellon Investments Corporation (“Mellon”) is a corporation organized under the laws of the State of Delaware and is an indirect subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon Corp.”).  Mellon is headquartered at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108.

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Mellon serves as Sub-Adviser to the JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/Mellon Equity Income Fund, JNL/Mellon MSCI KLD 400 Social Index Fund, JNL/Mellon Emerging Markets Index Fund, JNL/Mellon S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Small Cap Index Fund, JNL/Mellon International Index Fund, JNL/Mellon Bond Index Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon MSCI World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Morningstar Wide Moat Index Fund, JNL/RAFI® Fundamental Europe Fund, JNL/RAFI® Fundamental Asia Developed Fund, JNL/RAFI® Fundamental U.S. Small Cap Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, and JNL/Vanguard Moderate Growth ETF Allocation Fund. Mellon also serves as co-Sub-Adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/Goldman Sachs Competitive Advantage Fund, JNL/Goldman Sachs Dividend Income & Growth Fund, JNL/Goldman Sachs Intrinsic Value Fund, JNL/Goldman Sachs Total Yield Fund, and JNL/Goldman Sachs International 5 Fund. Mellon is a wholly owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Portfolio Manager Compensation Structure

Passively Managed and Actively Managed Mutual Fund Portfolio Manager Compensation

Mellon’s rewards program is designed to be market-competitive and align Mellon’s compensation with the goals of our clients. This alignment is achieved through an emphasis on deferred awards, which incentivizes Mellon’s investment personnel to focus on long-term alpha generation.

Mellon’s incentive model is designed to compensate for quantitative and qualitative objectives achieved during the performance year. An individual’s final annual incentive award is tied to the Mellon’s overall performance, the team’s investment performance, as well as individual performance.

Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles. Annual incentive as a percentage of fixed pay varies with the profitability of the firm and the product team.

The following factors encompass Mellon’s investment professional rewards program.

●	Base salary
●	Annual cash incentive
●	Long-Term Incentive Plan
●	Deferred cash for investment
●	BNY Mellon restricted stock units and/or
●	Mellon Investments Corporation equity

Awards for selected senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the performance of the portfolio manager’s accounts relative to the performance of appropriate peers, with longer-term performance more heavily weighted.

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Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/Mellon Equity Income Fund, JNL/Mellon MSCI KLD 400 Social Index Fund, JNL/Mellon Emerging Markets Index Fund, JNL/Mellon S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Small Cap Index Fund, JNL/Mellon International Index Fund, JNL/Mellon Bond Index Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon MSCI World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Morningstar Wide Moat Index Fund, JNL/RAFI® Fundamental Europe Fund, JNL/RAFI® Fundamental Asia Developed Fund, JNL/RAFI® Fundamental U.S. Small Cap Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, and JNL/Vanguard Moderate Growth ETF Allocation Fund. Mellon also serves as co-Sub-Adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/Goldman Sachs Competitive Advantage Fund, JNL/Goldman Sachs Dividend Income & Growth Fund, JNL/Goldman Sachs Intrinsic Value Fund, JNL/Goldman Sachs Total Yield Fund, and JNL/Goldman Sachs International 5 Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Richard Brown, CFA	Other Registered Investment Companies	128	$111.54 billion	0	$0
	Other Pooled Vehicles	103	$93.22 billion	0	$0
	Other Accounts	78	$94.21 billion	0	$0

Thomas Durante, CFA	Other Registered Investment Companies	128	$111.54 billion	0	$0
	Other Pooled Vehicles	103	$93.22 billion	0	$0
	Other Accounts	78	$94.21 billion	0	$0

Karen Wong, CFA	Other Registered Investment Companies	128	$111.54 billion	0	$0
	Other Pooled Vehicles	103	$93.22 billion	0	$0
	Other Accounts	78	$94.21 billion	0	$0

JNL/Mellon Equity Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
John C. Bailer	Other Registered Investment Companies	5	$2.22 billion	0	$0
	Other Pooled Vehicles	3	$931.0 million	0	$0
	Other Accounts	10	$992.0 million	0	$0

JNL/Mellon Bond Index Fund

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				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Paul Benson	Other Registered Investment Companies	52	$24.88 billion	0	$0
	Other Pooled Vehicles	38	$29.94 billion	0	$0
	Other Accounts	1,534	$86.21 billion	1	$392.0 million

Nancy Rogers	Other Registered Investment Companies	52	$24.88 billion	0	$0
	Other Pooled Vehicles	38	$29.94 billion	0	$0
	Other Accounts	1,534	$86.21 billion	1	$392.0 million

Stephanie Shu	Other Registered Investment Companies	52	$24.88 billion	0	$0
	Other Pooled Vehicles	38	$29.94 billion	0	$0
	Other Accounts	1,534	$86.21 billion	1	$392.0 million

Gregg Lee	Other Registered Investment Companies	52	$24.88 billion	0	$0
	Other Pooled Vehicles	38	$29.94 billion	0	$0
	Other Accounts	1,534	$86.21 billion	1	$392.0 million

Conflicts of Interest

It is the policy of Mellon to make business decisions free from conflicting outside influences. Mellon’s objective is to recognize potential conflicts of interest and work to eliminate or control and disclose such conflicts as they are identified. Mellon’s business decisions are based on its duty to its clients, and not driven by any personal interest or gain. As an asset manager operating in a number of different jurisdictions with a diverse client base in a variety of strategies, conflicts of interest are inherent. Furthermore, as an indirect subsidiary of The Bank of New York Mellon Corporation (“BNYM”), potential conflicts may also arise between Mellon and other BNYM companies.

Mellon will take steps to provide reasonable assurance that no client or group of clients is advantaged at the expense of any other client. As such, Mellon has adopted a Code of Ethics (the “Code”) and compliance policy manual to address such conflicts. These potential and inherent conflicts include but are not limited to: the allocation of investment opportunities, side by side management, execution of portfolio transactions, brokerage conflicts, compensation conflicts, related party arrangements, personal interests, and other investment and operational conflicts of interest. Mellon’s compliance policies are designed to ensure that all client accounts are treated equitably over time. Additionally, Mellon has structured compensation of investment personnel to reasonably safeguard client accounts from being adversely impacted by any potential or related conflicts.

All material conflicts of interest are presented in greater detail within Part 2A of Mellon’s Form ADV.

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Security Ownership of Portfolio Managers for the JNL iShares Tactical Moderate Fund, JNL iShares Tactical Moderate Growth Fund, JNL iShares Tactical Growth Fund, JNL/Mellon Equity Income Fund, JNL/Mellon MSCI KLD 400 Social Index Fund, JNL/Mellon Emerging Markets Index Fund, JNL/Mellon S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Small Cap Index Fund, JNL/Mellon International Index Fund, JNL/Mellon Bond Index Fund, JNL/Mellon DowSM Index Fund, JNL/Mellon MSCI World Index Fund, JNL/Mellon Nasdaq® 100 Index Fund, JNL/Mellon Communication Services Sector Fund, JNL/Mellon Consumer Discretionary Sector Fund, JNL/Mellon Consumer Staples Sector Fund, JNL/Mellon Energy Sector Fund, JNL/Mellon Financial Sector Fund, JNL/Mellon Healthcare Sector Fund, JNL/Mellon Industrials Sector Fund, JNL/Mellon Information Technology Sector Fund, JNL/Mellon Materials Sector Fund, JNL/Mellon Real Estate Sector Fund, JNL S&P 500 Index Fund, JNL/Mellon Utilities Sector Fund, JNL/Morningstar Wide Moat Index Fund, JNL/RAFI® Fundamental Europe Fund, JNL/RAFI® Fundamental Asia Developed Fund, JNL/RAFI® Fundamental U.S. Small Cap Fund, JNL/RAFI® Multi-Factor U.S. Equity Fund, JNL/Vanguard Growth ETF Allocation Fund, JNL/Vanguard Moderate ETF Allocation Fund, and JNL/Vanguard Moderate Growth ETF Allocation Fund. Mellon also serves as co-Sub-Adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/Goldman Sachs Competitive Advantage Fund, JNL/Goldman Sachs Dividend Income & Growth Fund, JNL/Goldman Sachs Intrinsic Value Fund, JNL/Goldman Sachs Total Yield Fund, and JNL/Goldman Sachs International 5 Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Richard Brown, CFA	X
Thomas Durante, CFA	X
Karen Wong, CFA	X

Security Ownership of Portfolio Manager for the JNL/Mellon Equity Income Fund as of December 31, 2019

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John C. Bailer	X

Security Ownership of Portfolio Managers for the JNL/Mellon Bond Index Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Paul Benson	X
Nancy Rogers
Stephanie Shu
Gregg Lee

Neuberger Berman Investment Advisers LLC

Neuberger Berman Investment Advisers LLC (“NBIA”), 1290 Avenue of the Americas, New York, New York 10104, serves as Sub-Adviser to the JNL/Neuberger Berman Commodity Strategy Fund and JNL/Neuberger Berman Strategic Income Fund. NBIA is responsible for choosing the Fund’s investments and handling its day-to-day business. Together, the Neuberger Berman organization (“Neuberger Berman”) affiliates manage approximately $356 billion in total assets as of December 31, 2019 and continue an asset management history that began in 1939.

Portfolio Manager Compensation Structure

NBIA’s compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. NBIA is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

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Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of NBIA’s long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity. NBIA also offers an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. For confidentiality and privacy reasons, NBIA cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions. For confidentiality and privacy reasons, NBIA cannot disclose individual restrictive covenant arrangements.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL/Neuberger Berman Commodity Strategy Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Hakan Kaya	Other Registered Investment Companies	1	$174 million	0	$0
	Other Pooled Vehicles	3	$1.07 billion	0	$0
	Other Accounts	0	$0	0	$0

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				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Thomas Sontag	Other Registered Investment Companies	7	$2.31 billion	0	$0
	Other Pooled Vehicles	11	$646 million	0	$0
	Other Accounts	113	$6.27 billion	0	$0

David Yi Wan	Other Registered Investment Companies	1	$174 million	0	$0
	Other Pooled Vehicles	3	$1.07 billion	0	$0
	Other Accounts	0	$0	0	$0

JNL/Neuberger Berman Strategic Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Thanos Bardas	Other Registered Investment Companies	9	$4.28 billion	0	$0
	Other Pooled Vehicles	41	$3.81 billion	1	$174 million
	Other Accounts	106	$26.85 billion	17	$488 million

David M. Brown	Other Registered Investment Companies	15	$6.12 billion	0	$0
	Other Pooled Vehicles	69	$24.73 billion	2	$2.03 billion
	Other Accounts	109	$32.48 billion	15	$544 million

Bradley C. Tank	Other Registered Investment Companies	16	$5.1 billion	0	$0
	Other Pooled Vehicles	29	$4.74 billion	2	$1.86 billion
	Other Accounts	44	$4.36 billion	12	$399 million

Ashok Bhaia	Other Registered Investment Companies	7	$3.31 billion	0	$0
	Other Pooled Vehicles	28	$4.6 billion	1	$1.86 billion
	Other Accounts	32	$4.1 billion	0	$0

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Conflicts of Interest

Actual or apparent conflicts of interest may arise when a Portfolio Manager for NBIA has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his or her time and investment ideas across multiple funds and accounts. The Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund, and which may include transactions that are directly contrary to the positions taken by a fund. For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which a fund it manages also invests. In such a case, the Portfolio Manager could be seen as harming the performance of the fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall. Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity. There may also be regulatory limitations that prevent a fund from participating in a transaction that another account or fund managed by the same Portfolio Manager will invest. For example, the Investment Company Act of 1940, as amended, prohibits the Funds from participating in certain transactions with certain of its affiliates and from participating in “joint” transactions alongside certain of its affiliates. The prohibition on “joint” transactions may limit the ability of the funds to participate alongside its affiliates in privately negotiated transactions unless the transaction is otherwise permitted under existing regulatory guidance and may reduce the amount of privately negotiated transactions that the funds may participate. Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including a fund, having similar or different objectives. A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure). Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the funds. Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account. Securities selected for funds or accounts other than a fund may outperform the securities selected for the fund. Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not all funds or accounts for which the Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman may seek access to material non-public information. For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information. Neuberger Berman maintains procedures that address the process by which material non-public information may be acquired intentionally by Neuberger Berman. When considering whether to acquire material non-public information, Neuberger Berman will take into account the interests of all clients and will endeavor to act fairly to all clients. The intentional acquisition of material non-public information may give rise to a potential conflict of interest since Neuberger Berman may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that Neuberger Berman, including a fund, may purchase or potentially limiting the ability of Neuberger Berman, including a fund, to sell such securities. Similarly, where Neuberger Berman declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.

Neuberger Berman has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

275

Security Ownership of Portfolio Managers for the JNL/Neuberger Berman Commodity Strategy Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Hakan Kaya	X
Thomas Sontag	X
David Yi Wan	X

Security Ownership of Portfolio Managers for the JNL/Neuberger Berman Strategic Income Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Thanos Bardas	X
David M. Brown	X
Ashok Bhatia	X
Bradley C. Tank	X

Nuance Investments, LLC

Nuance Investments, LLC (“Nuance”) is located at 4900 Main Street, Suite 220, Kansas City MO 64112 and serves as a co-sub-adviser to the JNL Multi-Manager Mid Cap Fund. Nuance is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions. As of December 31, 2019, Nuance had about $3.49 billion in assets under management.

Portfolio Manager Compensation Structure

The Adviser compensates the Portfolio Managers for their management of the Fund. Each Portfolio Manager receives a base salary and a performance bonus. The base salary is determined by overall experience, expertise, and competitive market rates. The performance bonus is based on the profitability of the firm and job performance. Whereas the performance of an account may contribute to the overall profitability of the firm, compensation of a portfolio manager is not based on the numerical performance of any client account. All of the portfolio managers’ compensation packages are paid by the Adviser and not by any client account.

As of December 31, 2019, the Portfolio Managers managed one account pursuant to a performance-based advisory fee with net assets of $56.25 million.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL Multi-Manager Mid Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Scott A. Moore, CFA	Other Registered Investment Companies	6	$2.41 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Chad Baumler, CFA	Other Registered Investment Companies	6	$2.41 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
276

Darren Schryer, CFA, CPA	Other Registered Investment Companies	6	$2.41 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

Conflicts of Interest

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, Nuance has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Mid Cap Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Scott A. Moore, CFA	X
Chad Baumler, CFA	X
Darren Schryer, CFA, CPA	X

277

PPM America, Inc.

PPM America, Inc. (“PPM”), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as Sub-Adviser to the JNL/PPM America Floating Rate Income Fund, JNL/PPM America High Yield Bond Fund, JNL/PPM America Small Cap Value Fund, and JNL/PPM America Total Return Fund. PPM, an affiliate of the Adviser, is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom.

Portfolio Manager Compensation Structure

PPM considers compensation critical to the retention of high quality investment professionals. PPM’s policy is to reward professional staff according to competitive industry scales, quality of work product and performance. This is accomplished through three primary compensation elements: Fixed base salary, subject to annual merit increases, discretionary bonus, and PPM’s long-term incentive program (“LTIP”). Base salary and discretionary bonus targets are evaluated for each professional annually based on tenure, individual performance, and market factors during that time period. Annual discretionary bonus paid to investment professionals is based primarily on the results they achieve for the accounts relevant to their efforts. While investment results are a primary consideration, it is not the sole criteria upon which a bonus is rewarded. Other considerations include firm-wide performance results in order to encourage cross-team collaboration. With respect to the most tenured senior portfolio managers on the PPM Equity Team, a small portion of annual bonus is deferred for a three-year period. The deferred portion is forfeited if the portfolio manager leaves for other investment related employment before the end of the deferral period. The LTIP is based on the overall achievement of PPM and its other U.S. affiliates’ business plan over a three-year period and has a three-year cliff vesting schedule. Payments under the plan are made in Prudential plc ADRs. The mix of base, discretionary bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through discretionary bonus and LTIP.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL/PPM America Floating Rate Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Adam Spielman	Other Registered Investment Companies	3	$2.2 billion	0	$0
	Other Pooled Vehicles	8	$2.61 billion	4	$1.2 billion
	Other Accounts	2	$235.99 million	0	$0

John Walding	Other Registered Investment Companies	1	$53.54 million	0	$0
	Other Pooled Vehicles	6	$1.24 billion	4	$1.2 billion
	Other Accounts	1	$47.1 million	0	$0

David Wagner	Other Registered Investment Companies	1	$53.54 million	0	$0
	Other Pooled Vehicles	6	$1.24 billion	4	$1.2 billion
	Other Accounts	1	$47.1 million	0	$0

Christopher Kappas	Other Registered Investment Companies	1	$53.54 million	0	$0
	Other Pooled Vehicles	6	$1.24 billion	4	$1.2 billion
	Other Accounts	1	$47.1 million	0	$0

278

Tim Kane	Other Registered Investment Companies	1	$53.54 million	0	$0
	Other Pooled Vehicles	6	$1.24 billion	4	$1.2 billion
	Other Accounts	1	$47.1 million	0	$0

JNL/PPM America High Yield Bond Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Adam Spielman	Other Registered Investment Companies	3	$1,549,141,692.36	0	$0
	Other Pooled Vehicles	8	$2,612,435,184.74	4	$1.2 billion
	Other Accounts	2	$235,986,297.18	0	$0

Karl Petrovich	Other Registered Investment Companies	1	$55.59 million	0	$0
	Other Pooled Vehicles	2	$1.38 billion	0	$0
	Other Accounts	3	$268.82 million	2	$79.93 million

John Broz	Other Registered Investment Companies	1	$55.59 million	0	$0
	Other Pooled Vehicles	2	$1.38 billion	0	$0
	Other Accounts	1	$268.82 million	0	$0

JNL/PPM America Small Cap Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Gregory Anderson	Other Registered Investment Companies	5	$769.26 million	0	$0
	Other Pooled Vehicles	6	$3.87 billion	0	$0
	Other Accounts	9	$10.69 billion	4	$7.05 billion

Michael P. MacKinnon	Other Registered Investment Companies	5	$769.26 million	0	$0
	Other Pooled Vehicles	6	$3.87 billion	0	$0
	Other Accounts	9	$10.69 billion	4	$7.05 billion

Kevin McCloskey	Other Registered Investment Companies	5	$769.26 million	0	$0
	Other Pooled Vehicles	6	$3.87 billion	0	$0
	Other Accounts	9	$10.69 billion	4	$7.05 billion

Jeffrey Moran	Other Registered Investment Companies	5	$769.26 million	0	$0
	Other Pooled Vehicles	6	$3.87 billion	0	$0
	Other Accounts	9	$10.69 billion	4	$7.05 billion

Naveen Bobba	Other Registered Investment Companies	5	$769.26 million	0	$0
	Other Pooled Vehicles	6	$3.87 billion	0	$0
	Other Accounts	9	$10.69 billion	4	$7.05 billion
279

JNL/PPM America Total Return Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Michael T. Kennedy	Other Registered Investment Companies	2	$93.24 million	0	$0
	Other Pooled Vehicles	2	$121.63 million	0	$0
	Other Accounts	5	$14.45 billion	3	$10.88 billion

Sau Mui	Other Registered Investment Companies	2	$93.24 million	0	$0
	Other Pooled Vehicles	2	$121.63 million	0	$0
	Other Accounts	1	$112.27 million	0	$0

Conflicts of Interest

PPM is not aware of any material conflicts of interest that may arise in connection with its management of the Fund's investments and the investments of its other accounts.

The management of multiple funds and accounts gives rise to potential and actual conflicts of interest when the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by the PPM Equity Team are managed using the same or substantially similar investment strategies that are used in connection with the management of the Funds. Similarly, other accounts managed by portfolio managers are managed using the same or substantially similar investment strategies that are used in connection with the management of the PPM Funds. Most other accounts managed by the PPM Bank Loan Team are also managed using similar investment strategies that are used in connection with the management of the Fund managed by such team. Accordingly, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. However, securities selected for similarly managed funds or accounts other than one of the Funds may outperform the securities selected for the respective JNL/PPM America Fund. Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, and allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as PPM may have an incentive to allocate securities that are expected to increase in value to preferred accounts, including those of clients affiliated with PPM. Also, each Fund, as a registered investment company, is subject to different regulations than certain of the accounts managed by PPM, and, consequently, there may be differences in the allowable investments and investment techniques between accounts of clients managed by PPM.

A portfolio manager may advise certain accounts subject to performance based fees. Such circumstances give rise to a potential conflict, in that the portfolio manager may have an incentive to favor performance based fee accounts over a Fund. A portfolio manager may also have an incentive to favor the performance based fee accounts with respect to trade timing and/or execution price. Further, the majority of accounts managed by PPM represent assets of, or accounts sponsored by, its affiliates. Conflicts may also arise in cases where client and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. PPM seeks to manage such potential conflicts through the adoption of a variety of policies and procedures, including procedures intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

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Portfolio managers may invest in a Fund that he or she advises. Also, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest, including conflicts of interest related to the knowledge and timing and potential market impact of trades placed on behalf of clients, as well as current or potential investment opportunities under consideration. While the Fund and PPM have adopted a variety of procedures, including a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

As noted above, PPM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL/PPM America Floating Rate Income Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Walding	X
David Wagner	X
Christopher Kappas	X
Tim Kane	X
Adam Spielman	X

Security Ownership of Portfolio Managers for the JNL/PPM America High Yield Bond Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Karl Petrovich	X
Adam Spielman	X
John Broz			X

Security Ownership of Portfolio Managers for the JNL/PPM America Small Cap Value Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gregory Anderson	X
Kevin McCloskey	X
Michael P. MacKinnon	X
Jeffrey Moran	X
Naveen Bobba	X

Security Ownership of Portfolio Managers for the JNL/PPM America Total Return Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael T. Kennedy	X
Sau Mui	X

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Pacific Investment Management Company LLC (“PIMCO”)

PIMCO, located at 650 Newport Center Drive, Newport Beach, California 92660 serves as Sub-Adviser to the JNL/PIMCO Income Fund, JNL/PIMCO Investment Grade Credit Bond Fund, and JNL/PIMCO Real Return Fund. PIMCO is an investment management firm founded in 1971. PIMCO is a majority owned subsidiary of Allianz Asset Management of America L.P. with minority interests held by certain of its current and former officers, by Allianz Asset Management of America LLC, and by PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain and former officers of PIMCO. Through various holding company structures, Allianz Asset Management of America L.P. is majority owned by Allianz SE.

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values. Key Principles on Compensation Philosophy include:

●	PIMCO’s pay practices are designed to attract and retain high performers;
●	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic, and meritocracy;
●	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and
●	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of any Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

●	Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
●	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
●	Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
●	Contributions to mentoring, coaching and/or supervising members of team;
●	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
●	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

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Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options which is awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

●	The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
●	The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Eligibility to participate in LTIP and the M Unit program is contingent upon continued employment at PIMCO and all other applicable eligibility requirements.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL/PIMCO Income Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Daniel J. Ivascyn	Other Registered Investment Companies	19	$169.94 billion	0	$0
	Other Pooled Vehicles	7	$89.56 billion	1	$3.82 billion
	Other Accounts	17	$12.31 billion	2	$2.96 billion

Alfred T. Murata	Other Registered Investment Companies	19	$168.84 billion	0	$0
	Other Pooled Vehicles	12	$34.98 billion	0	$0
	Other Accounts	8	$2.08 billion	1	$729.66 million

Josh Anderson	Other Registered Investment Companies	4	$142.25 billion	0	$0
	Other Pooled Vehicles	1	$3.82 billion	1	$3.82 billion
	Other Accounts	5	$4.17 billion	2	$3.69 billion

JNL/PIMCO Investment Grade Credit Bond Fund

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				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Amit Arora, CFA, FRM	Other Registered Investment Companies	3	$15.96 billion	0	$0
	Other Pooled Vehicles	7	$955.50 billion	0	$0
	Other Accounts	65	$8.88 billion	2	$613.84 million

Mohit Mittal	Other Registered Investment Companies	27	$120.08 billion	0	$0
	Other Pooled Vehicles	22	$28.72 billion	4	$3.96 billion
	Other Accounts	133	$96.55 billion	5	$957.34 million

Mark R. Kiesel	Other Registered Investment Companies	22	$143.87 billion	0	$0
	Other Pooled Vehicles	53	$79.84 billion	10	$23.44 billion
	Other Accounts	101	$71.69 billion	9	$7.53 billion

JNL/PIMCO Real Return Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Stephen Rodosky	Other Registered Investment Companies	11	$19.34 billion	0	$0
	Other Pooled Vehicles	1	$219.50 million	0	$0
	Other Accounts	3	$898.60 million	0	$0

Daniel He	Other Registered Investment Companies	24	$34.85 billion	0	$0
	Other Pooled Vehicles	6	$1.02 billion	0	$0
	Other Accounts	30	$9.10 billion	5	$1.28 billion

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.  Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds.  In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or redeem shares of a Fund in a manner beneficial to the investing account but detrimental to the Fund.  Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO. In addition, because certain Clients (as defined below) are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.

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Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Funds or other accounts managed by PIMCO (each a “Client,” and collectively, the “Clients”), but may not be available in sufficient quantities for all accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

From time to time, PIMCO may take an investment position or action for a Client that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients, including Clients that are PIMCO affiliates, in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.

When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.

Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.

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In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.

Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.

In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.

Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.

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From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).

PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.

The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in Portfolios) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.

Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).

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Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

PIMCO has implemented policies and procedures relating to, among other things, portfolio management and trading practices, personal investment transactions, insider trading, gifts and entertainment, and political contributions that seek to identify, manage and/or mitigate actual or potential conflicts of interest and resolve such conflicts appropriately if they occur. PIMCO seeks to resolve any actual or potential conflicts in each client’s best interest. For more information regarding PIMCO’s actual or potential conflicts of interest, please refer to Item 10 and Item 11 in PIMCO’s Form ADV, Part 2A.

Security Ownership of Portfolio Managers for the JNL/PIMCO Income Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Daniel J. Ivascyn	X
Alfred T. Murata	X
Josh Anderson	X

Security Ownership of Portfolio Managers for the JNL/PIMCO Investment Grade Credit Bond Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Amit Arora, CFA. FRM	X
Mohit Mittal	X
Mark R. Kiesel	X

Security Ownership of Portfolio Managers for the JNL/PIMCO Real Return Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Stephen Rodosky	X
Daniel He	X

Reinhart Partners, Inc.

Reinhart Partners, Inc. (“Reinhart”), located at 1500 West Market Street, Suite 100, Mequon, Wisconsin 53092, serves as a co-sub-adviser to the JNL Multi-Manager Small Cap Value Fund. Established in 1991, Reinhart is an SEC-registered investment adviser that provides investment advisory services to private clients and institutions and is responsible for about $5 billion in assets under management as of December 31, 2019.

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Portfolio Manager Compensation Structure

The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with the management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as a Fund. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a Portfolio Manager could favor one account over another. Another potential conflict could include a Portfolio Manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby the Portfolio Manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Adviser has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Reinhart compensates the Portfolio Managers for their management of the Funds. The Portfolio Managers’ compensation is based on a combination of competitive base salary and additional compensation based upon the amount of assets managed. The Portfolio Managers’ entire compensation package is paid by the Reinhart and not by any client account.

Other Accounts Managed and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL Multi-Manager Small Cap Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Matthew Martinek, CFA	Other Registered Investment Companies	2	$279.99 million	0	$0.00
	Other Pooled Vehicles	0	$0.00	0	$0.00
	Other Accounts	74	$391.55 million	0	$0.00

Brent Jesko	Other Registered Investment Companies	2	$279.99 million	0	$0.00
	Other Pooled Vehicles	0	$0.00	0	$0.00
	Other Accounts	353	$646.65 million	0	$0.00

Conflicts of Interest

Please see “Portfolio Manager Compensation Structure” above.

Security Ownership of the Portfolio Managers for the JNL Multi-Manager Small Cap Value Fund as of December 31, 2019:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Matthew Martinek, CFA	X
Brent Jesko	X

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T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe”), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-Adviser to the JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund, and JNL/T. Rowe Price Value Fund. T. Rowe is also co-sub-adviser to JNL Multi-Manager Emerging Markets Equity Fund. T. Rowe was founded in 1937 by the late Thomas Rowe Price, Jr., and is a wholly owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services. As of December 31, 2019, T. Rowe Price had approximately $1.21 trillion in assets under management.

T. Rowe Price Hong Kong Limited (“T. Rowe Price Hong Kong”), located at 6/F Chater House 8 Connaught Place, Central Hong Kong, serves as a sub-sub-adviser to the T. Rowe Price Emerging Markets Discovery Stock Strategy sleeve of the JNL Multi-Manager Emerging Markets Equity Fund. T. Rowe Price Hong Kong is a wholly owned subsidiary of T. Rowe Price Group, Inc. T. Rowe Price Hong Kong serves as a sub-sub-adviser to registered investment companies and other commingled products for which T. Rowe serves as sub-adviser and provides investment management services for other clients who seek to primarily invest in securities markets of the Asia-Pacific region (excluding Japan and Australia).

Portfolio Manager Compensation Structure

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, T. Rowe Price Japan, and T. Rowe Price International, as appropriate), evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis although tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to T. Rowe Price’s clients, the firm or its culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits and are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

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Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL Multi-Manager Emerging Markets Equity Fund

				Performance Fee Accounts
Ernest Yeung, CFA, IMC	Other Registered Investment Companies	1	$160.51 million	0	$0
	Other Pooled Vehicles	2	$119.80 million	0	$0
	Other Accounts	0	$0	0	$0

JNL/T. Rowe Price Balanced Fund

				Performance Fee Accounts
C harles M. Shriver, CFA	Other Registered Investment Companies	24	$40.02 billion	0	$0
	Other Pooled Vehicles	19	$5.67 billion	0	$0
	Other Accounts	20	$1.79 billion	0	$0

Toby M. Thompson, CFA, CAIA	Other Registered Investment Companies	26	$19.99 billion	0	$0
	Other Pooled Vehicles	20	$6.19 billion	0	$0
	Other Accounts	25	$546.76 million	0	$0

JNL/T. Rowe Price Capital Appreciation Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
David R. Giroux, CFA	Other Registered Investment Companies	7	$59.25 billion	0	$0
	Other Pooled Vehicles	1	$497.25 million	0	$0
	Other Accounts	0	$0	0	$0

JNL/T. Rowe Price Established Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Joseph B. Fath, CPA	Other Registered Investment Companies	13	$79.02 billion	0	$0
	Other Pooled Vehicles	6	$18.35 billion	0	$0
	Other Accounts	8	$2.64 billion	0	$0

JNL/T. Rowe Price Mid-Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Brian Berghuis, CFA	Other Registered Investment Companies	10	$62.42 billion	0	$0
	Other Pooled Vehicles	1	$4.12 billion	0	$0
	Other Accounts	6	$2.23 billion	0	$0

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JNL/T. Rowe Price Short-Term Bond Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Michael F. Reinartz, CFA	Other Registered Investment Companies	10	$9.95 billion	0	$0
	Other Pooled Vehicles	1	$8.34 billion	0	$0
	Other Accounts	9	$1.84 billion	0	$0

JNL/T. Rowe Price U.S. High Yield Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Kevin Loome, CFA	Other Registered Investment Companies	3	$746.38 million	0	$0
	Other Pooled Vehicles	3	$337.71 million	0	$0
	Other Accounts	0	$0	0	$0

JNL/T. Rowe Price Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Mark S. Finn, CFA, CPA	Other Registered Investment Companies	11	$45.32 billion	0	$0
	Other Pooled Vehicles	15	$24.69 billion	0	$0
	Other Accounts	23	$6.06 billion	0	$0

*Please note the information above does not include any of the funds for which T. Rowe Price serves as Sub-Adviser for Jackson. The Portfolio Managers named above did not manage any accounts for which advisory fees are based on performance. Total assets are based on T. Rowe Price internal records as of December 31, 2019.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust accounts. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe and its affiliates have adopted brokerage and trade allocation policies and procedures that they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients. Also, as disclosed under “Portfolio Manager Compensation Structure” above, the portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. (“Morningstar”). Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price funds. T. Rowe Price manages the Morningstar retirement plan and acts as sub-adviser to two mutual funds offered by Morningstar. In addition, T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

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Since the T. Rowe Price funds and other accounts have different investment objectives or strategies, potential conflicts of interest may arise in executing investment decisions or trades among client accounts. For example, if T. Rowe Price purchases a security for one account and sells the same security short for another account, such a trading pattern could disadvantage either the account that is long or short. It is possible that short sale activity could adversely affect the market value of long positions in one or more T. Rowe Price funds or other accounts (and vice versa), and create potential trading conflicts, such as when long and short positions are being executed at the same time. To mitigate these potential conflicts of interest, T. Rowe Price has implemented policies and procedures requiring trading and investment decisions to be made in accordance with T. Rowe Price’s fiduciary duties to all accounts, including the T. Rowe Price funds. Pursuant to these policies, portfolio managers are generally prohibited from managing multiple strategies where they hold the same security long in one strategy and short in another, except in certain circumstances, including where an investment oversight committee has specifically reviewed and approved the holdings or strategy. Additionally, T. Rowe Price has implemented policies and procedures that it believes are reasonably designed to ensure the fair and equitable allocation of trades, both long and short, to minimize the impact of trading activity across client accounts. T. Rowe Price monitors short sales to determine whether its procedures are working as intended and that such short sale activity is not materially impacting our trade executions and long positions for other clients.

Security Ownership of Portfolio Manager for the JNL Multi-Manager Emerging Markets Equity Fund as of December 31, 2019

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Ernest Yeung, CFA, IMC	X

Security Ownership of Portfolio Managers for the JNL/T. Rowe Price Balanced Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Charles M. Shriver, CFA	X
Toby M. Thompson, CFA, CAIA	X

Security Ownership of Portfolio Manager for the JNL/T. Rowe Price Capital Appreciation Fund as of December 31, 2019

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
David R. Giroux, CFA	X

Security Ownership of Portfolio Manager for the JNL/T. Rowe Price Established Growth Fund as of December 31, 2019

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Joseph B. Fath, CFA	X

Security Ownership of Portfolio Manager for JNL/T. Rowe Price Mid-Cap Growth Fund as of December 31, 2019

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Brian Berghuis, CFA	X

Security Ownership of Portfolio Manager for the JNL/T. Rowe Price Short-Term Bond Fund as of December 31, 2019

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael F. Reinartz	X

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Security Ownership of Portfolio Manager for the JNL/T. Rowe Price U.S. High Yield Fund as of December 31, 2019

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Kevin Loome, CFA	X

Security Ownership of Portfolio Manager for the JNL/T. Rowe Price Value Fund as of December 31, 2019

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mark S. Finn, CFA, CPA	X

Templeton Global Advisors Limited

Templeton Global Advisors Limited (“Global Advisors”), located at Lyford Cay, Nassau, Bahamas, serves as sub-sub-adviser to the JNL/Franklin Templeton Growth Allocation Fund. Global Advisors is an indirect, wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

Templeton Investment Counsel, LLC

Templeton Investment Counsel, LLC (“Templeton Investment”) which is located at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, serves as co-Sub-Adviser to the JNL/Franklin Templeton International Small Cap Fund. Franklin is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

Portfolio Manager Compensation Structure

Templeton Investment seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary. Each portfolio manager is paid a base salary.

Annual bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

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Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

Non-investment performance. For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL/Franklin Templeton International Small Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Harlan Hodes	Other Registered Investment Companies	3	$2.31 billion	0	$0
	Other Pooled Vehicles	2	$738 million	0	$0
	Other Accounts	7	$570.1 million	0	$0

Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.

However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

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Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Security Ownership of Portfolio Manager for the JNL/Franklin Templeton International Small Cap Fund as of December 31, 2019

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Harlan Hodes	X

Victory Capital Management Inc.

Victory Capital Management Inc. (“Victory Capital”), located at 4900 Tiedeman Road, Brooklyn, OH 44144, serves as a co-sub-adviser to the JNL Multi-Manager Mid Cap Fund and a co-sub-adviser to the JNL Multi-Manager Small Cap Growth Fund. The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. The portfolio managers responsible for the day to day management of Victory Capital’s portion of the JNL Multi-Manager Small Cap Growth Fund are members of Victory Capital’s investment franchise, RS Investments. The portfolio managers responsible for the day to day management of Victory Capital’s portion of the JNL Multi-Manager Mid Cap Fund are members of Victory Capital’s investment franchise, Sycamore Capital. Victory Capital is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of December 31, 2019, Victory Capital and its affiliates managed assets totaling in excess of $151.8 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals, mutual funds and ETFs.

Portfolio Manager Compensation Structure

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success. Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the JNL Multi-Manager Small Cap Growth Fund and JNL Multi-Manager Mid Cap Fund, separate accounts, other investment companies and pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Each of the investment teams, or “franchises”, employed by Victory Capital may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer of each investment team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or the Account relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.

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Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL Multi-Manager Mid Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Gary H. Miller	Other Registered Investment Companies	6	$21.92 billion	0	$0
	Other Pooled Vehicles	4	$576.27 million	0	$0
	Other Accounts	19	$1.19 billion	0	$0

Gregory Conners	Other Registered Investment Companies	6	$21.92 billion	0	$0
	Other Pooled Vehicles	4	$576.27 million	0	$0
	Other Accounts	19	$1.19 billion	0	$0

Jeffrey M. Graff, CFA	Other Registered Investment Companies	6	$21.92 billion	0	$0
	Other Pooled Vehicles	4	$576.27 million	0	$0
	Other Accounts	19	$1.19 billion	0	$0

James M. Albers, CFA	Other Registered Investment Companies	6	$21.92 billion	0	$0
	Other Pooled Vehicles	4	$576.27 million	0	$0
	Other Accounts	19	$1.19 billion	0	$0

Michael F. Rodarte, CFA	Other Registered Investment Companies	6	$21.92 billion	0	$0
	Other Pooled Vehicles	4	$576.27 million	0	$0
	Other Accounts	19	$1.19 billion	0	$0

JNL Multi-Manager Small Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
D. Scott Tracy, CFA	Other Registered Investment Companies	15	$10.90 billion	4	$5.01 billion
	Other Pooled Vehicles	7	$601.90 million	1	$26.99 million
	Other Accounts	5	$270.55 million	3	$140.57 million

Stephen J. Bishop	Other Registered Investment Companies	17	$12.29 billion	5	$6.11 billion
	Other Pooled Vehicles	7	$601.90 million	1	$26.99 million
	Other Accounts	3	$252.14 million	1	$122.17 million

Melissa Chadwick-Dunn	Other Registered Investment Companies	15	$10.90 billion	4	$5.01 billion
	Other Pooled Vehicles	7	$601.90 million	1	$26.99 million
	Other Accounts	5	$270.55 million	3	$140.57 million

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				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Christopher W. Clark, CFA	Other Registered Investment Companies	17	$12.29 billion	5	$6.11 billion
	Other Pooled Vehicles	7	$601.90 million	1	$26.99 million
	Other Accounts	3	$252.14 million	1	$122.17 million

Paul Leung, CFA	Other Registered Investment Companies	17	$12.29 billion	5	$6.11 billion
	Other Pooled Vehicles	7	$601.90 million	1	$26.99 million
	Other Accounts	3	$252.14 million	1	$122.17 million

Conflicts of Interest

Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than the JNL Multi-Manager Small Cap Growth Fund or the JNL Multi-Manager Mid Cap Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts they manage or support. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between the Fund and another account, raise conflict of interest issues. The Sub-Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Sub-Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Sub-Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Sub-Adviser’s compliance program will achieve its intended result.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Growth Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
D. Scott Tracy, CFA	X
Stephen J. Bishop	X
Melissa Chadwick-Dunn	X
Christopher W. Clark, CFA	X
Paul Leung, CFA	X

Security Ownership of Portfolio Managers for the JNL Multi-Manager Mid Cap Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Gary H. Miller	X
Gregory Conners	X
Jeffrey M. Graff, CFA	X
James M. Albers, CFA	X
Michael F. Rodarte, CFA	X

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WCM Investment Management, LLC (“WCM”)

WCM is located at 281 Brooks Street, Laguna Beach, California 92651 and serves as co-sub-adviser to the JNL Multi-Manager Emerging Markets Equity Fund, JNL Multi-Manager International Small Cap Fund, JNL Multi-Manager Small Cap Growth Fund, JNL Multi-Manager Small Cap Value Fund, and sub-adviser to JNL/WCM Focused International Equity Fund. WCM provides investment management and sub-advisory services to public as well as various institutional and sub-advised accounts. As of December 31, 2019, WCM had approximately $49 billion in assets under management.

Portfolio Manager Compensation Structure

Compensation for all WCM portfolio management personnel consists of both a salary and a bonus component. Salary levels are based on the individual’s degree of industry tenure, experience, and responsibilities at the firm. The bonus component is discretionary based on the portfolio manager’s individual performance and the overall performance of WCM, taking into account both qualitative and quantitative performance measures in the management of their funds and other responsibilities. Bonuses are calculated based on a combination of factors, including, assets under management and company profitability. Portfolio managers may also receive long-term incentive bonus in the form of shares of the firm.

Employees are also eligible to participate in a 401(k) program which has a company match that includes a contribution based on the profitability of the firm.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL Multi-Manager Emerging Markets Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Sanjay Ayer, CFA	Other Registered Investment Companies	9	$964.97 million	0	$0
	Other Pooled Vehicles	13	$2.56 billion	0	$0
	Other Accounts	64	$3.26 billion	2	$586.94 million

Peter J. Hunkel	Other Registered Investment Companies	23	$18.46 billion	0	$0
	Other Pooled Vehicles	23	$6.04 billion	0	$0
	Other Accounts	827	$20.88 billion	8	$2.18 billion

Gregory Isa, CFA	Other Registered Investment Companies	6	$622.45 million	0	$0
	Other Pooled Vehicles	3	$196.50 million	0	$0
	Other Accounts	1	$.71 million	0	$0

Mike Tian, CFA	Other Registered Investment Companies	3	$332.45 million	0	$0
	Other Pooled Vehicles	1	$5.8 million	0	$0
	Other Accounts	0	0	0	$0

Michael B. Trigg	Other Registered Investment Companies	23	$18.46 billion	0	$0
	Other Pooled Vehicles	23	$6.04 billion	0	$0
	Other Accounts	827	$20.88 billion	8	$2.18 billion

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JNL Multi-Manager International Small Cap Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Sanjay Ayer, CFA	Other Registered Investment Companies	8	$812.23 million	0	$0
	Other Pooled Vehicles	13	$2.56 billion	0	$0
	Other Accounts	64	$3.26 billion	2	$586.94 million

Gregory S. Ise	Other Registered Investment Companies	5	$469.76 million	0	$0
	Other Pooled Vehicles	3	$193.50 million	0	$0
	Other Accounts	1	$.71 million	0	$0

JNL Multi-Manager Small Cap Growth Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
John Rackers	Other Registered Investment Companies	1	$2.93 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	8	$87.83 million	0	$0

Chad E. Hoffman	Other Registered Investment Companies	1	$2.93 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	8	$87.83 million	0	$0

JNL Multi-Manager Small Cap Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Jon Detter	Other Registered Investment Companies	3	$166.62 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	4	$82.53 million	0	$0

Anthony Glickhouse	Other Registered Investment Companies	3	$166.62 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	4	$82.53 million	0	$0

Patrick F. McGee	Other Registered Investment Companies	3	$166.62 million	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	4	$82.53 million	0	$0

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JNL/WCM Focused International Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Paul R. Black	Other Registered Investment Companies	22	$16.73 billion	0	0
	Other Pooled Vehicles	23	$6.04 billion	0	0
	Other Accounts	827	$20.88 billion	8	$2.18 billion

Peter J. Hunkel	Other Registered Investment Companies	22	$16.73 billion	0	0
	Other Pooled Vehicles	23	$6.04 billion	0	0
	Other Accounts	827	$20.88 billion	8	$2.18 billion

Michael B. Trigg	Other Registered Investment Companies	22	$16.73 billion	0	0
	Other Pooled Vehicles	23	$6.04 billion	0	0
	Other Accounts	827	$20.88 billion	8	$2.18 billion

Kurt R. Winrich, CFA	Other Registered Investment Companies	22	$16.73 billion	0	0
	Other Pooled Vehicles	23	$6.04 billion	0	0
	Other Accounts	827	$20.88 billion	8	$2.18 billion

Conflicts of Interest

The management of multiple funds and accounts may give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. The firm seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. The separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The firm seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While WCM has adopted a code of ethics which we believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

In addition, WCM has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

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Security Ownership of Portfolio Managers for the JNL Multi-Manager Emerging Markets Equity Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Sanjay Ayer, CFA	X
Peter J. Hunkel	X
Gregory Ise, CFA	X
Mike Tian, CFA	X
Michael B. Trigg	X

Security Ownership of Portfolio Managers for the JNL Multi-Manager International Small Cap Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Sanjay Ayer, CFA	X
Gregory S. Ise	X

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Growth Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
John Rackers	X
Chad E. Hoffman	X

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Value Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Jon Detter	X
Anthony Glickhouse	X
Patrick F. McGee	X

Security Ownership of Portfolio Managers for the JNL/WCM Focused International Equity Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Paul R. Black	X
Peter J. Hunkel	X
Michael B. Trigg	X
Kurt R. Winrich, CFA	X

Wellington Management Company LLP

Wellington Management Company LLP (“Wellington Management”) serves as Sub-Adviser to the JNL/WMC Balanced Fund, JNL/WMC Government Money Market Fund, JNL/WMC Value Fund, and as co-sub-adviser to the JNL Multi-Manager Emerging Markets Equity Fund. Wellington Management is a Delaware limited liability partnership, with principal offices at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2019, Wellington Management had investment management authority with respect to approximately $1.15 trillion in assets.

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Portfolio Manager Compensation Structure

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and JNAM on behalf of the Funds. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2019.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Investment Professional is determined by the Investment Professional’s experience and performance in his role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional, with the exception of Mary L. Pryshlak and Jonathan G. White, is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional. Each Investment Professional’s incentive payment relating to the relevant Fund, with the exception of the JNL/WMC Government Money Market Fund, is linked to the gross pre-tax performance of the portion of the relevant Fund managed by the Investment Professionals compared to the benchmark index and/or peer group identified below over one, three and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees. The incentive paid to the Investment Professional for the JNL/WMC Government Money Market Fund has no performance-related component and is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mses. Moran and Pryshlak and Messrs. Bousa, Pozen, Reckmeyer, Smith and Stack are Partners.

Fund	Incentive Benchmark(s) / Peer Groups
JNL/WMC Balanced Fund	S&P 500 Index (Bousa and Pozen) and Bloomberg Barclays Capital US Aggregate Bond Index (Stack and Moran)
JNL/WMC Value Fund	MSCI USA Value effective 01/01/2018; Russell 1000 Value Index from inception to 12/31/2017

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2019:

JNL Multi-Manager Emerging Markets Equity Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Mary L. Pryshlak, CFA	Other Registered Investment Companies	11	$6.67 billion	1	$179.07 million
	Other Pooled Vehicles	44	$17.78 billion	7	$4.81 billion
	Other Accounts	91	$32.21 billion	13	$5.81 billion

Jonathan G. White, CFA	Other Registered Investment Companies	11	$6.67 billion	1	$179.07 million
	Other Pooled Vehicles	45	$17.78 billion	7	$4.81 billion
	Other Accounts	93	$33.33 billion	12	$5.81 billion

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JNL/WMC Balanced Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Edward P. Bousa*	Other Registered Investment Companies	4	$82.12 billion	0	$0
	Other Pooled Vehicles	1	$467.27 million	2	$76.29 billion
	Other Accounts	3	$919.59 million	0	$0

Michael E. Stack	Other Registered Investment Companies	9	$80.19 billion	5	$77.55 billion
	Other Pooled Vehicles	2	$67.96 million	1	$22.46 million
	Other Accounts	58	$29.77 billion	0	$0

Loren L. Moran	Other Registered Investment Companies	8	$78.67 billion	5	$77.55 billion
	Other Pooled Vehicles	2	$67.96 million	1	$22.46 million
	Other Accounts	0	$0	0	$0

Daniel J. Pozen	Other Registered Investment Companies	5	$76.79 billion	2	$76.29 billion
	Other Pooled Vehicles	23	$4.53 billion	3	$1.39 billion
	Other Accounts	23	$3.85 billion	2	$432.76 million

*Effective June 30, 2020, Edward P. Bousa will no longer be a portfolio manager for the Fund.

JNL/WMC Value Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
W. Michael Reckmeyer, III	Other Registered Investment Companies	6	$59.74 billion	3	$48.98 billion
	Other Pooled Vehicles	5	$185.86 million	1	$18.57 million
	Other Accounts	8	$1.22 billion	1	$300.62 million

Adam H. Illfelder	Other Registered Investment Companies	6	$12.67 billion	0	$0
	Other Pooled Vehicles	2	$541.01 million	0	$0
	Other Accounts	1	$21.34 million	0	$0

Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

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An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances, the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Ms. Moran and Messrs. Bousa, Stack, and Reckmeyer also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Emerging Markets Equity Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mary L. Pryshlak, CFA	X
Jonathan G. White, CFA	X

Security Ownership of Portfolio Managers for the JNL/WMC Balanced Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Edward P. Bousa *	X
Michael E. Stack	X
Loren L. Moran	X
Daniel J. Pozen	X

*Effective June 30, 2020, Edward P. Bousa will no longer be a portfolio manager for the Fund.

Security Ownership of Portfolio Managers for the JNL/WMC Value Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
W. Michael Reckmeyer, III	X
Adam H. Illfelder	X

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Westchester Capital Management, LLC

Westchester Capital Management, LLC (“Westchester”) located at 100 Summit Lake Drive, Valhalla, New York 10595, serves as sub-advisor to the JNL/Westchester Capital Event Driven Fund and co-sub-adviser to the JNL Multi-Manager Alternative Fund.

Portfolio Manager Compensation Structure

Each of Messrs. Behren and Shannon are compensated by Westchester with distributions from Westchester, which vary from year to year based on a variety of factors. Their compensation is not linked by formula to the absolute or relative performance of JNL/Westchester Capital Event Driven Fund, the JNL/Westchester Capital Event Driven Fund’s net assets or to any other specific benchmark. Because Messrs. Behren and Shannon are members of Westchester, their compensation is determined in large part by Westchester’s overall profitability, an important component of which is the level of fee income earned by Westchester.

Messrs. Behren and Shannon also receive compensation from their interests in an affiliated registered investment adviser which manages an investment trust and other private investment funds that engage in merger arbitrage. For its services, the affiliated adviser receives both a management fee and a percentage of the profits, if any, generated by such trust or funds.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL Multi-Manager Alternative Fund and JNL/Westchester Capital Event Driven Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Roy D. Behren	Other Registered Investment Companies	4	$3.46 billion	0	$0
	Other Pooled Vehicles	1	$51.60 million	1	$51.60 million
	Other Accounts	0	$0	0	$0

Michael T. Shannon	Other Registered Investment Companies	4	$3.46 billion	0	$0
	Other Pooled Vehicles	1	$51.60 million	1	$51.60 million
	Other Accounts	0	$0	0	$0

Conflicts of Interest

The fact that Messrs. Behren and Shannon serve as portfolio managers of JNL/Westchester Capital Event Driven Fund and JNL Multi-Manager Alternative Fund, other registered funds, and as portfolio managers of other institutional and non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the accounts that are charged a performance-based fee could, in theory, create an incentive to favor such accounts (e.g., by allocating to them the most favorable investment opportunities or by allocating more resources and time to managing those accounts). However, Westchester believes that any conflicts of interest are mitigated, at least in part, for the following reasons: (i) JNL/Westchester Capital Event Driven Fund and the other accounts all engage in merger arbitrage and other event-driven strategies and, in many respects, are managed in a similar fashion; (ii) Westchester follows written allocation procedures designed to allocate securities purchases and sales among JNL/Westchester Capital Event Driven Fund, the other registered accounts and the other institutional and non-registered investment accounts in a fair and equitable manner over time; and (iii) all allocations are subject to review by Westchester’s Chief Compliance Officer.

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Security Ownership of Portfolio Managers for the JNL/Westchester Capital Event Driven Fund and JNL Multi-Manager Alternative Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Roy T. Behren	X
Michael T. Shannon	X

Western Asset Management Company, LLC

Western Asset Management Company, LLC (“Western Asset”) located at 385 E. Colorado Blvd, Pasadena, CA 91101 serves as co-sub-advisor to the JNL Multi-Manager Alternative Fund.

On February 18, 2020, Franklin Resources, Inc. and Legg Mason, Inc. announced that they had entered into an agreement under which Franklin Resources, Inc. would acquire Legg Mason, Inc. and its affiliates, including Western Asset. The transaction is expected to close in the third quarter of 2020 and is subject to customary closing conditions. Upon completion of the transaction Western Asset would become a wholly owned subsidiary of Franklin Resources, Inc.

Portfolio Manager Compensation Structure

At Western Asset, one compensation methodology covers all employees, including investment professionals.

Standard compensation includes competitive base salaries, generous employee benefits, incentive bonus and a retirement plan which includes an employer match and discretionary profit sharing. Incentive bonuses are usually distributed in May.

The Firm’s compensation philosophy is to manage fixed costs by paying competitive base salaries, but reward performance through the incentive bonus. A total compensation range for each position within Western Asset is derived from annual market surveys and other relevant compensation-related data that benchmark each role to their job function and peer universe. This method is designed to base the reward for employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Furthermore, the incentive bonus makes up the variable component of total compensation. Additional details regarding the incentive bonus are below:

●	Each employee participates in the annual review process in which a formal performance review is conducted at the end of the year and also a mid-year review is conducted halfway through the fiscal year.
●	The incentive bonus is based on one’s individual contributions to the success of one’s team performance and the Firm. The overall success of the Firm will determine the amount of funds available to distribute for all incentive bonuses.
●	Incentive compensation is the primary focus of management decisions when determining Total Compensation, as base salaries are purely targeting to pay a competitive rate for the role.
●	Western Asset offers long-term incentives (in the form of deferred cash or Legg Mason restricted stock) as part of the discretionary bonus for eligible employees. The eligibility requirements are discretionary and the plan participants include all investment professionals, sales and relationship management professionals and senior managers. The purpose of the plan is to retain key employees by allowing them to participate in the plans where the awards are denominated in the form of Legg Mason restricted stock or are invested into a variety of Western Asset and Legg Mason funds. These contributions plus the investment gains are paid to the employee if he/she remains employed and in good standing with Western Asset until the discretionary contributions become vested. Discretionary contributions made to the Plan will be placed in a special trust that restricts management's use of and access to the money.
●	Under limited circumstances, employees may be paid additional incentives in recognition of outstanding performance or as a retention tool. These incentives may include Legg Mason stock options.
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For portfolio managers, the formal review process also includes the use of a Balanced Scorecard to measure performance. The Balanced Scorecard includes one-, three-, and five-year investment performance, monitoring of risk, (portfolio dispersion and tracking error), client support activities, adherence to client portfolio objectives and guidelines, and certain financial measures (assets under management and revenue trends). In reviewing investment performance, one-, three-, and five-year annualized returns are measured against appropriate market peer groups and to each fund's benchmark index. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by the review process.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2019:

JNL Multi-Manager Alternative Fund

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
S. Kenneth Leech	Other Registered Investment Companies	94	$150.16 billion	0	$0
	Other Pooled Vehicles	227	$80.98 billion	11	$2.20 billion
	Other Accounts	627	$228.76 billion	21	$12.08 billion

Prashant Chandran	Other Registered Investment Companies	5	$1.85 billion	0	$0
	Other Pooled Vehicles	4	$9.61 billion	0	$0
	Other Accounts	5	$1.76 billion	1	$275.63 million

Conflicts of Interest

Western Asset has adopted compliance policies and procedures to address a wide range of potential conflicts of interest that could directly impact client portfolios. For example, potential conflicts of interest may arise in connection with the management of multiple portfolios (including portfolios managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a portfolio’s trades, investment opportunities and broker selection. Portfolio managers are privy to the size, timing, and possible market impact of a portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Firm has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis to ensure that no conflict of interest occurs. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

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With respect to securities transactions, the Adviser determines which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Firm may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a portfolio or the other account(s) involved. Additionally, the management of multiple portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each portfolio and/or other account. Western Asset’s team approach to portfolio management and block trading approach works to limit this potential risk.

Western Asset also maintains a gift and entertainment policy to address the potential for a business contact to give gifts or host entertainment events that may influence the business judgment of an employee. Employees are permitted to retain gifts of only a nominal value and are required to make reimbursement for entertainment events above a certain value. All gifts (except those of a de minimus value) and entertainment events that are given or sponsored by a business contact are required to be reported in a gift and entertainment log which is reviewed on a regular basis for possible issues.

Employees of Western Asset have access to transactions and holdings information regarding client accounts and Western Asset’s overall trading activities. This information represents a potential conflict of interest because employees may take advantage of this information as they trade in their personal accounts. Accordingly, Western Asset maintains a Code of Ethics that is compliant with Rule 17j-1 and Rule 204A-1 to address personal trading. In addition, the Code of Ethics seeks to establish broader principles of good conduct and fiduciary responsibility in all aspects of the Western Asset’s business. The Code of Ethics is administered by the Legal and Compliance Department and monitored through the Western Asset’s compliance monitoring program.

Western Asset may also face other potential conflicts of interest with respect to managing client assets, and the description above is not a complete description of every conflict of interest that could be deemed to exist. Western Asset also maintains a compliance monitoring program and engages independent auditors to conduct a SSAE 16/ISAE 3402 audit on an annual basis. These steps help to ensure that potential conflicts of interest have been addressed.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2019

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
S. Kenneth Leech	X
Prashant Chandran	X

Sub-Advisory Fees

As compensation for their services, the Sub-Advisers receive fees from the Adviser computed separately for each Fund. The fee for each Fund is stated as an annual percentage of the net assets of such Fund, and is calculated based on the average net assets of the Fund.

There are certain Funds of the Trust that have co-sub-advisers. The Adviser has entered into separate investment sub-advisory agreements with each co-Sub-Adviser. Each co-sub-adviser independently selects the investments for the portion of the Fund that is allocated to it and is responsible for the day-to-day management of the Fund’s assets allocated to it. Pursuant to each sub-advisory agreement, the Adviser pays each co-sub-adviser for providing services to the Adviser with respect to the Fund at a monthly fee at an annual rate equal to a percentage of the Fund’s assets allocated to it. The following table shows the management fees the Adviser has paid in aggregate to the co-Sub-Advisers out of the advisory fees it receives from the Funds, as described elsewhere in this SAI and the Prospectus, for the fiscal year ended December 31, 2019.

		Aggregate Fees Paid to Sub-Advisers
Fund	Co-Sub-Advisers	Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2019
JNL Multi-Manager Alternative Fund	BlueBay	$10,433,324	0.90%
	FPA
	Lazard
	Western Asset
	Westchester
	Boston Partners
	Loomis Sayles
	DoubleLine®[1]
	KAR

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		Aggregate Fees Paid to Sub-Advisers
Fund	Co-Sub-Advisers	Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2019
JNL Multi-Manager Emerging Markets Equity Fund[2]	T. Rowe	$3,471,610	0.45%
	WMC
	Wellington
	KAR

JNL Multi-Manager International Small Cap Fund	Causeway	$1,499,801	0.55%
	WCM

JNL Multi-Manager Mid Cap Fund	Champlain	$4,606,939	0.41%
	ClearBridge[3]
	Nuance[4]
	Victory

JNL Multi-Manager Small Cap Growth Fund	KAR	$9,165,628	0.41%
	GIM
	Victory
	WCM[5]

JNL Multi-Manager Small Cap Value Fund	C&B	$4,879,677	0.42%
	Congress
	WCM
	Reinhart[5]

JNL/Franklin Templeton International Small Cap Fund	Franklin Institutional	$3,206,195	0.55%
	Templeton Investment

JNL/JPMorgan Global Allocation Fund[6]	JPMorgan	$128,799	0.29%
	Ivy

JNL/T. Rowe Price Mid-Cap Growth Fund[7]	T. Rowe	$26,262,523	0.44%
	Mellon

JNL/Goldman Sachs Competitive Advantage Fund[8]	Mellon	$1,901,142	0.07%
	GSAM

JNL/Goldman Sachs Dividend Income & Growth Fund[8]	Mellon	$3,620,401	0.07%
	GSAM

JNL/Goldman Sachs Intrinsic Value Fund[8]	Mellon	$1,751,987	0.07%
	GSAM

JNL/Goldman Sachs Total Yield Fund[8]	Mellon	$1,501,064	0.08%
	GSAM

JNL/Goldman Sachs International 5 Fund[8]	Mellon	$45,983	0.09%
	GSAM

[1]	A fee discount shall apply when DoubleLine® is providing sub-advisory services to JNAM for at least two separate and distinct funds. The Sub-Adviser provides sub-advisory services for the JNL Multi-Manager Alternative Fund (for the discrete portion of Average Daily Net Assets managed by DoubleLine®), JNL/DoubleLine® Core Fixed Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE® Fund, and the JNL/DoubleLine® Total Return Fund (together known as the “Sub-Advised Funds”). For the purposes of calculating the sub-advisory fee discounts, DoubleLine® applies the following discounts based on the combined assets of the Sub-Advised Funds.
[2]	KAR, T. Rowe, WMC and Wellington commenced as a sub-adviser to the Fund on April 27, 2020. Prior to April 27, 2020, the Fund’s sole sub-adviser was Lazard.
[3]	A fee discount shall apply when ClearBridge is providing sub-advisory services to JNAM for at least two separate and distinct funds. ClearBridge provides sub-advisory services for the JNL Multi-Manager Mid Cap Fund (for the discrete portion of Average Daily Net Assets managed by ClearBridge) and the JNL/ClearBridge Large Cap Growth Fund (together known as the “Sub-Advised Funds”). For the purposes of calculating the sub-advisory fee discounts, ClearBridge applies discounts based on the combined assets of the Sub-Advised Funds.
[4]	Nuance commenced as a sub-adviser to the Fund on April 27, 2020.
[5]	WCM and Reinhart commenced as a sub-adviser to each respective Fund on October 14, 2019.
[6]	For purposes of calculating the sub-adviser fee for the JNL/JPMorgan Global Allocation Fund, the fee will be reduced by the Acquired Fund Fees and Expenses (“AFFE”) attributable to the fund’s investment in other funds advised by JPMorgan (each an “Unaffiliated Underlying Fund”). The AFFE for each Unaffiliated Underlying Fund is the “Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements” disclosed in the current prospectus for each Unaffiliated Underlying Fund. For the purpose of calculating the sub-adviser fee for the JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan Global Allocation Fund and JNL/JPMorgan Growth and Income Fund, a fee discount is applied based on the combined average daily net assets of the portfolios.
[7]	Fees will be paid based on assets invested in the mid-cap growth index strategy portion of the JNL/T. Rowe Price Mid-Cap Growth Fund Managed by Mellon and based on assets invested in the actively managed portion of the Fund managed by T. Rowe, not including the assets from the mid-cap growth index strategy portion of the Fund managed by Mellon. For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Emerging Markets Equity Fund, JNL/T. Rowe Price Capital Appreciation Fund, JNL/T. Rowe Price Balanced Fund, JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, JNL/T. Rowe Price U.S. High Yield Fund, and JNL/T. Rowe Price Value Fund, T. Rowe applies a fee discount to all eligible assets based on the average daily aggregate net assets of the listed funds.
[8]	Assets for these Funds are aggregated in calculating the Goldman Sachs sub-advisory fee.

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The following shows the management fees the Adviser has paid the unaffiliated Sub-Advisers out of the advisory fees it receives from the Funds, as described elsewhere in this SAI and the Prospectus, for the fiscal year ended December 31, 2019:

	Aggregate Fees Paid to Sub-Advisers
Fund	Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2019
JNL/American Funds Balanced Fund[1]	N/A	N/A
JNL/American Funds® Blue Chip Income and Growth Fund[1]	N/A	N/A
JNL/American Funds Capital Income Builder Fund[1]	N/A	N/A
JNL/American Funds Capital World Bond Fund[1]	N/A	N/A
JNL/American Funds® Global Growth Fund[1]	N/A	N/A
JNL/American Funds Global Small Capitalization Fund[1]	N/A	N/A
JNL/American Funds® Growth Fund[1]	N/A	N/A
JNL/American Funds Growth-Income Fund[1]	N/A	N/A
JNL/American Funds International Fund[1]	N/A	N/A
JNL/American Funds New World Fund[1]	N/A	N/A
JNL iShares Tactical Moderate Fund	$42,825	0.03%
JNL iShares Tactical Moderate Growth Fund	$84,091	0.03%
JNL iShares Tactical Growth Fund	$71,095	0.03%
JNL/American Funds Moderate Growth Allocation Fund[1]	N/A	N/A
JNL/American Funds Growth Allocation Fund[1]	N/A	N/A
JNL/AQR Large Cap Defensive Style Fund[2]	$44,139	0.10%
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$1,308,406	0.39%
JNL/AQR Managed Futures Strategy Fund	$988,094	0.65%
JNL/BlackRock Advantage International Fund[2]	$47,638	0.18%
JNL/BlackRock Global Allocation Fund	$13,448,588	0.38%
JNL/BlackRock Global Natural Resources Fund	$1,776,626	0.27%
JNL/BlackRock Large Cap Select Growth Fund	$8,007,275	0.22%
JNL/Boston Partners Global Long Short Equity Fund	$3,678,868	0.88%
JNL/Causeway International Value Select Fund	$5,146,495	0.35%
JNL/ClearBridge Large Cap Growth Fund[3]	$2,061,393	0.24%
JNL/DFA Growth Allocation Fund[1]	N/A	N/A
JNL/DFA Moderate Growth Allocation Fund[1]	N/A	N/A
JNL/DFA International Core Equity Fund[2]	$89,728	0.14%
JNL/DFA U.S. Core Equity Fund	$1,498,749	0.12%
JNL/DFA U.S. Small Cap Fund	$487,709	0.39%
JNL/DoubleLine® Core Fixed Income Fund[4]	$6,338,625	0.18%
JNL/DoubleLine® Emerging Markets Fixed Income Fund[4]	$2,274,042	0.40%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund[4]	$5,769,152	0.33%

311

	Aggregate Fees Paid to Sub-Advisers
Fund	Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2019
JNL/DoubleLine® Total Return Fund[4]	$8,025,524	0.32%
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$1,466,511	0.15%
JNL/First State Global Infrastructure Fund	$3,959,722	0.40%
JNL/Franklin Templeton Global Multisector Bond Fund[5]	$4,581,225	0.31%
JNL/Franklin Templeton Growth Allocation Fund[5]	$1,943,901	0.16%
JNL/Franklin Templeton Income Fund[5]	$6,964,491	0.34%
JNL/GQG Emerging Markets Equity Fund	$3,583,095	0.70%
JNL/Harris Oakmark Global Equity Fund	$4,006,633	0.47%
JNL/Heitman U.S. Focused Real Estate Fund	$778,192	0.43%
JNL/Invesco Diversified Dividend Fund[6]	$2,010,497	0.33%
JNL/Invesco Global Growth Fund[6]	$5,592,921	0.22%
JNL/Invesco Global Real Estate Fund[6]	$5,682,815	0.42%
JNL/Invesco International Growth Fund[6]	$3,647,315	0.33%
JNL/Invesco Small Cap Growth Fund[6,7]	$8,878,142	0.46%
JNL/JPMorgan Growth & Income Fund[8]	$3,341,697	0.41%
JNL/JPMorgan Hedged Equity Fund[8]	$569,101	0.27%
JNL/JPMorgan MidCap Growth Fund	$8,446,274	0.37%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$1,496,848	0.14%
JNL/Lazard International Strategic Equity Fund	$854,907	0.48%
JNL/Loomis Sayles Global Growth Fund	$819,502	0.29%
JNL/Lord Abbett Short Duration Income Fund[9]	N/A	N/A
JNL/Mellon Index 5 Fund[1]	N/A	N/A
JNL/Mellon DowSM Index Fund	$216,153	0.02%
JNL/Mellon Emerging Markets Index Fund	$247,267	0.02%
JNL/Mellon Equity Income Fund	$674,252	0.19%
JNL/Mellon MSCI KLD 400 Social Index Fund	$13,557	0.03%
JNL/Mellon MSCI World Index Fund	$103,704	0.03%
JNL/Mellon Nasdaq® 100 Index Fund	$469,939	0.02%
JNL/Mellon S&P 500 Index Fund	$564,629	0.01%
JNL/Mellon S&P 400 MidCap Index Fund	$300,733	0.01%
JNL/Mellon Small Cap Index Fund	$243,653	0.01%
JNL/Mellon International Index Fund	$332,783	0.02%
JNL/Mellon Bond Index Fund	$246,615	0.02%
JNL/Mellon Communication Services Sector Fund	$44,349	0.03%
JNL/Mellon Consumer Discretionary Sector Fund	$266,586	0.02%
JNL/Mellon Consumer Staples Sector Fund	$29,626	0.03%
JNL/Mellon Energy Sector Fund	$246,466	0.02%
JNL/Mellon Financial Sector Fund	$267,188	0.02%
JNL/Mellon Healthcare Sector Fund	$491,498	0.02%
JNL/Mellon Industrials Sector Fund	$18,357	0.03%
JNL/Mellon Information Technology Sector Fund	$474,441	0.02%
JNL/Mellon Materials Sector Fund	$6,636	0.03%
JNL/Mellon Real Estate Sector Fund	$39,465	0.03%
JNL S&P 500 Index Fund	$5,392	0.01%
JNL/Mellon Utilities Sector Fund	$76,193	0.03%
JNL/MFS Mid Cap Value Fund	$4,872,133	0.36%
JNL/Morningstar Wide Moat Index Fund	$158,409	0.03%
JNL/Neuberger Berman Commodity Strategy Fund	$349,448	0.29%
JNL/Neuberger Berman Strategic Income Fund	$1,241,325	0.16%
JNL/PIMCO Income Fund[10]	$4,667,229	0.35%
JNL/PIMCO Investment Grade Credit Bond Fund[10]	$1,427,317	0.25%
JNL/PIMCO Real Return Fund[10]	$3,839,589	0.23%
JNL/RAFI® Fundamental Asia Developed Fund	$84,326	0.04%
JNL/RAFI® Fundamental Europe Fund	$115,398	0.03%
JNL/RAFI® Fundamental U.S. Small Cap Fund	$149,133	0.03%
JNL/RAFI® Multi-Factor U.S. Equity Fund	$524,172	0.02%

312

		Aggregate Fees Paid to Sub-Advisers
	Fund	Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2019
	JNL/T. Rowe Price Balanced Fund[11]	$1,470,381	0.29%
	JNL/T. Rowe Price Capital Appreciation Fund[11]	$15,045,866	0.30%
	JNL/T. Rowe Price Established Growth Fund[11,12]	$25,295,192	0.26%
	JNL/T. Rowe Price Short-Term Bond Fund[11,12]	$1,419,284	0.09%
	JNL/T. Rowe Price U.S. High Yield Fund[11,12]	$2,323,139	0.35%
	JNL/T. Rowe Price Value Fund[11,12]	$9,135,328	0.21%
	JNL/Vanguard Capital Growth Fund[1]	N/A	N/A
	JNL/Vanguard Equity Income Fund[1]	N/A	N/A
	JNL/Vanguard International Fund[1]	N/A	N/A
	JNL/Vanguard Small Company Growth Fund[1]	N/A	N/A
	JNL/Vanguard U.S. Stock Market Index Fund[1]	N/A	N/A
	JNL/Vanguard International Stock Market Index Fund[1]	N/A	N/A
	JNL/Vanguard Global Bond Market Index Fund[1]	N/A	N/A
	JNL/Vanguard Moderate ETF Allocation Fund	$70,041	0.03%
	JNL/Vanguard Moderate Growth ETF Allocation Fund	$94,972	0.03%
	JNL/Vanguard Growth ETF Allocation Fund	$103,522	0.03%
	JNL/WCM Focused International Equity Fund	$5,368,147	0.37%
	JNL/Westchester Capital Event Driven Fund	$2,363,547	0.85%
	JNL/WMC Balanced Fund	$15,911,551	0.19%
	JNL/WMC Government Money Market Fund[13]	$368,998	0.03%
	JNL/WMC Value Fund	$3,302,852	0.24%
	JNL/Goldman Sachs 4 Fund[1]	N/A	N/A
	JNL/Goldman Sachs Managed Conservative Fund[14]	$181,207	0.01%
	JNL/Goldman Sachs Managed Moderate Fund[14]	$428,056	0.01%
	JNL/Goldman Sachs Managed Moderate Growth Fund[14]	$836,490	0.01%
	JNL/Goldman Sachs Managed Growth Fund[14]	$776,456	0.01%
	JNL/Goldman Sachs Managed Aggressive Growth Fund[14]	$324,568	0.01%
	JNL Conservative Allocation Fund[1]	N/A	N/A
	JNL Moderate Allocation Fund[1]	N/A	N/A
	JNL Moderate Growth Allocation Fund[1]	N/A	N/A
	JNL Growth Allocation Fund[1]	N/A	N/A
	JNL Aggressive Growth Allocation Fund[1]	N/A	N/A
[1]	This Fund does not have a sub-adviser.
[2]	The Fund commenced operations on June 24, 2019.
[3]	Effective September 1, 2018, a fee discount shall apply when ClearBridge is providing sub-advisory services to JNAM for at least two separate and distinct funds. ClearBridge provides sub-advisory services for the JNL Multi-Manager Mid Cap Fund (for the discrete portion of Average Daily Net Assets managed by ClearBridge) and the JNL/ClearBridge Large Cap Growth Fund (together known as the “Sub-Advised Funds”). For the purposes of calculating the sub-advisory fee discounts, ClearBridge applies discounts based on the combined assets of the Sub-Advised Funds.

[4]	A fee discount shall apply when DoubleLine is providing sub-advisory services to JNAM for at least two separate and distinct funds. The Sub-Adviser provides sub-advisory services for the JNL Multi-Manager Alternative Fund (for the discrete portion of Average Daily Net Assets managed by DoubleLine), JNL/DoubleLine® Core Fixed Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE Fund, and the JNL/DoubleLine® Total Return Fund (together known as the “Sub-Advised Funds”). For the purposes of calculating the sub-advisory fee discounts, DoubleLine applies discounts based on the combined assets of the Sub-Advised Funds.
[5]	For the purpose of calculating the sub-adviser fee for the JNL/Franklin Templeton Income Fund, the JNL/Franklin Templeton Global Multisector Bond Fund, the JNL/Franklin Templeton Growth Allocation Fund, and the JNL/Franklin Templeton International Small Cap Fund, a fee discount is applied based on the combined average daily net assets of the portfolios.
[6]	For the purpose of calculating the sub-advisory fee for the JNL/Invesco Diversified Dividend Fund, the JNL/Invesco International Growth Fund, the JNL/Invesco Global Growth Fund, the JNL/Invesco Global Real Estate Fund, and the JNL/Invesco Small Cap Growth Fund, a fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds.
[7]	For the purpose of calculating the sub-adviser fee for the JNL/Invesco Small Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund and the JNL/Invesco International Growth Fund, collectively.
[8]	For the purpose of calculating the sub-adviser fee for the JNL/JPMorgan Hedged Equity Fund, JNL/JPMorgan Global Allocation Fund and JNL/JPMorgan Growth and Income Fund, a fee discount is applied based on the combined average daily net assets of the portfolios.
[9]	The Fund will commence operations on April 27, 2020.
[10]	For purposes of calculating the sub-adviser fee for the JNL/PIMCO Income Fund, JNL/PIMCO Real Return Fund, and the JNL/PIMCO Investment Grade Credit Bond Fund, a fee discount is applied based on the combined average daily net assets of the portfolios.
313

[11]	For the purpose of calculating the sub-advisory fee for the JNL/T. Rowe Price Balanced Fund, the JNL/T. Rowe Price Capital Appreciation Fund, the JNL/T. Rowe Price Established Growth Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, the JNL/T. Rowe Price Short-Term Bond Fund, the JNL/T. Rowe Price U.S. High Yield Fund, and the JNL/T. Rowe Price Value Fund, the Sub-Adviser applies a fee discount to all eligible assets based on the average daily aggregate net assets of the listed funds.
[12]	The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once the Fund's assets exceed a specific amount.
[13]	The assets of the JNL/WMC Government Money Market Fund of the JNL Series Trust and the assets of the JNL Government Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.
[14]	Assets for these Funds are aggregated in calculating the Goldman Sachs sub-advisory fee.

The following shows the management fees the Adviser has paid to PPM America, Inc., an affiliate of the Adviser, out of the advisory fees it receives from the Funds sub-advised by PPM America, Inc., as described elsewhere in this SAI and the Prospectus, for the fiscal year ended December 31, 2019:

	Fiscal Year Ended
Fund	December 31, 2019	Percentage
JNL/PPM America Floating Rate Income Fund	$3,894,858	0.25%
JNL/PPM America High Yield Bond Fund	$4,174,303	0.20%
JNL/PPM America Small Cap Value Fund	$2,055,916	0.36%
JNL/PPM America Total Return Fund	$1,958,437	0.16%

Subject to the supervision of the Adviser and the Trustees pursuant to investment sub-advisory agreements entered into between the Adviser and each of the Sub-Advisers, the Sub-Advisers invest and reinvest or make recommendations to invest and reinvest the Fund’s assets consistent with the Fund’s respective investment objectives and policies. With respect to the foregoing, it should be noted that subject to the supervision of the Adviser and Trustees pursuant to the investment sub-advisory agreements, GSAM develops recommendations and allocations consistent with each of its sub-advised Fund’s investment objectives and policies, but does not trade securities or invest and reinvest assets on behalf of those Funds. Each investment sub-advisory agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund and by the shareholders of the affected Fund or the Board. A sub-advisory agreement may be terminated at any time upon 60 days’ notice by either party or under certain sub-advisory agreements, upon 60 days’ notice of the Trust and the Adviser and 90 days’ notice of the Sub-Adviser, or by a majority vote of the outstanding shares of the Fund to which such agreement relates, and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Fund. Additional Funds may be subject to a different agreement. Except with respect to certain Funds sub-advised by GSAM, Sub-Advisers are responsible for compliance with or have agreed to use their best efforts to manage the Fund to comply with the provisions of Section 817(h) of the Code applicable to each Fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts). With respect to the Funds sub-advised by GSAM, the Adviser and the Sub-Adviser jointly are responsible for compliance of the Funds with Section 817(h).

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License Agreements. The “Dow Jones Industrial Average” and “The Dow 10” are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and have been licensed for use. “Dow Jones®”, “Dow Jones Industrial Average”, “DJIA®”, “The Dow®” and “The Dow 10” are service and/or trademarks of Dow Jones Trademark Holdings, LLC (“Dow Jones”) and have been licensed to SPDJI and have been sub-licensed for use for certain purposes by Jackson National Life Insurance Company® (“Jackson”). The JNL/Mellon Dow SM Index Fund and JNL/Mellon Capital JNL 5 Fund (“Products”) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices (including any of their respective affiliates) makes no representation or warranty, expressed or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly. The only relationship of S&P Dow Jones Indices (including any of their respective affiliates) to the Funds is the licensing of certain trademarks, trade names and service marks of Dow Jones and of the “Dow Jones Industrial Average”, and “The Dow 10”, which are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products. S&P Dow Jones Indices have no obligation to take the needs of Jackson, or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE “DOW JONES INDUSTRIAL AVERAGE”, and “THE DOW 10” OR ANY DATA INCLUDED THEREIN AND S&P DOW JONES INDICES SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P DOW JONES INDICES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY JACKSON, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE “DOW JONES INDUSTRIAL AVERAGE”, and “THE DOW 10” OR ANY DATA INCLUDED THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE “DOW JONES INDUSTRIAL AVERAGE”, and “THE DOW 10” OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DOW JONES, CME OR THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

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The S&P 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, and S&P Global Infrastructure Index (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”). Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400 Index® and S&P SmallCap 600 Index®, and Standard & Poor’s 500 are registered trademarks and/or Indices of Standard & Poor’s Financial Services LLC; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and the foregoing trademarks have been licensed by SPDJI for use. The JNL/Mellon S&P 500 Index Fund, JNL/Mellon S&P 400 MidCap Index Fund, JNL/Mellon Small Cap Index Fund, and JNL S&P 500 Index Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products. S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Products currently being issued by Jackson, but which may be similar to and competitive with Products. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Morningstar® and Wide Moat FocusSM Index are service marks of Morningstar, Inc. (Morningstar) and have been licensed for use for certain purposes by a Jackson National Asset Management, LLC (“JNAM”).

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JNL/Morningstar Wide Moat Index Fund is not sponsored, endorsed, sold or promoted by Morningstar. Morningstar makes no representation or warranty, express or implied, to the owners of the JNL/Morningstar Wide Moat Index Fund or any member of the public regarding the advisability of investing in securities generally or in the JNL/Morningstar Wide Moat Index Fund in particular or the ability of the Morningstar® Wide Moat FocusSM Index to track general stock market performance. Morningstar's only relationship to JNAM is the licensing of: (i) certain service marks and service names of Morningstar; and (ii) the Wide Moat FocusSM Index which is determined, composed and calculated by Morningstar without regard to JNAM or the JNL/Morningstar Wide Moat Index Fund. Morningstar has no obligation to take the needs of JNAM or the owners of JNL/Morningstar Wide Moat Index Fund into consideration in determining, composing or calculating the Wide Moat FocusSM Index. Morningstar is not responsible for and has not participated in the determination of the prices and amount of the JNL/Morningstar Wide Moat Index Fund or the timing of the issuance or sale of the JNL/Morningstar Wide Moat Index Fund or in the determination or calculation of the equation by which the JNL/Morningstar Wide Moat Index Fund is converted into cash. Morningstar has no obligation or liability in connection with the administration, marketing or trading of the JNL/Morningstar Wide Moat Index Fund.

MORNINGSTAR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WIDE MOAT FOCUSSM INDEX OR ANY DATA INCLUDED THEREIN AND MORNINGSTAR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. MORNINGSTAR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY JNAM, OWNERS OR USERS OF THE JNL/MORNINGSTAR WIDE MOAT INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE WIDE MOAT FOCUSSM INDEX OR ANY DATA INCLUDED THEREIN. MORNINGSTAR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE WIDE MOAT FOCUSSM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MORNINGSTAR HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

SPDR® is a registered trademark of Standard & Poor's Financial Services. S&P Capital IQTM is a trademark of Standard & Poor’s Financial Services LLC.

The following applies to the JNL/Goldman Sachs Managed Growth Fund, JNL/Goldman Sachs Managed Conservative Fund, JNL/Goldman Sachs Managed Moderate Growth Fund, JNL/Goldman Sachs Managed Moderate Fund, JNL/Goldman Sachs Managed Aggressive Growth Fund, JNL/Goldman Sachs 4 Fund, JNL/Goldman Sachs Competitive Advantage Fund, JNL/Goldman Sachs Dividend Income & Growth Fund, JNL/Goldman Sachs Intrinsic Value Fund, JNL/Goldman Sachs Total Yield Fund, and JNL/Goldman Sachs International 5 Fund.

STANDARD & POOR’S®, S&P®, S&P 500® and, S&P MIDCAP 400® are registered trademarks of S&P Global Market Intelligence Inc. or its affiliates and have been licensed for use by Jackson National Life Insurance Company. Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a part of S&P Global Market Intelligence.

SPIAS and its affiliates (collectively, S&P Global) and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively S&P Global Parties) do not guarantee the accuracy, completeness, timeliness or availability of the Content. S&P Global Parties are not responsible for any errors or omissions (negligent or otherwise), regardless of the cause, for the results obtained from the use of the Content, or for the security or maintenance of any data input by the user. The Content is provided on an “as is” basis. S&P GLOBAL PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, FREEDOM FROM BUGS, SOFTWARE ERRORS OR DEFECTS, THAT THE CONTENT’S FUNCTIONING WILL BE UNINTERRUPTED OR THAT THE CONTENT WILL OPERATE WITH ANY SOFTWARE OR HARDWARE CONFIGURATION. In no event shall S&P Global Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the Content even if advised of the possibility of such damages.

While SPIAS has obtained information from sources it believes to be reliable, SPIAS does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

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S&P Global keeps certain activities of its divisions separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain divisions of S&P Global may have information that is not available to other S&P Global divisions. S&P Global has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P Global Ratings does not contribute to or participate in the provision of investment advice. S&P Global Ratings may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P Global reserves the right to disseminate its opinions and analyses. S&P Global's public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P Global publications and third-party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.

S&P Global Market Intelligence and its affiliates provide a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address. SPIAS may consider research and other information from affiliates in making its investment recommendations.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain model portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P Global Ratings. SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P Global Ratings.

THE JNL/MELLON MSCI KLD 400 SOCIAL INDEX FUND, JNL/MELLON INTERNATIONAL INDEX FUND, JNL/MELLON EMERGING MARKETS INDEX FUND, JNL/MELLON MSCI WORLD INDEX FUND, JNL/MELLON COMMUNICATION SERVICES SECTOR FUND, JNL/MELLON CONSUMER DISCRETIONARY FUND, JNL/MELLON CONSUMER STAPLES SECTOR FUND, JNL/MELLON ENERGY SECTOR FUND, JNL/MELLON FINANCIAL SECTOR FUND, JNL/MELLON INDUSTRIALS SECTOR FUND, JNL/MELLON INFORMATION TECHNOLOGY SECTOR FUND, JNL/MELLON MATERIALS SECTOR FUND, JNL/MELLON REAL ESTATE SECTOR FUND, OR JNL/MELLON UTILITIES SECTOR FUND (“MELLON FUNDS”) ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE MELLON FUNDS OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE MELLON FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE MELLON FUNDS OR THE ISSUER OR OWNERS OF THE MELLON FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE MELLON FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE MELLON FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE MELLON FUNDS IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE MELLON FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE MELLON FUNDS.

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ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE MELLON FUNDS, OWNERS OF THE MELLON FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund and Barclays has no responsibilities, obligations or duties to investors in JNL/DoubleLine® Shiller Enhanced CAPE® Fund. The Shiller Barclays CAPE™ US Sector II ER USD Index is a trademark owned by Barclays Bank PLC and licensed for use by JNL Series Trust (“JNLST”) as the Issuer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund. Barclays only relationship with the Issuer in respect of Shiller Barclays CAPE™ US Sector II ER USD Index is the licensing of the Shiller Barclays CAPE™ US Sector II ER USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund. Additionally, JNLST or JNL/DoubleLine® Shiller Enhanced CAPE® Fund may for itself execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE™ US Sector II ER USD Index in connection with JNL/DoubleLine® Shiller Enhanced CAPE® Fund investors acquire JNL/DoubleLine® Shiller Enhanced CAPE® Fund from JNLST and investors neither acquire any interest in Shiller Barclays CAPE™ US Sector II ER USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in JNL/DoubleLine® Shiller Enhanced CAPE® Fund. The JNL/DoubleLine® Shiller Enhanced CAPE® Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE™ US Sector II ER USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE™ US Sector II ER USD Index Barclays has no obligation or liability in connection with administration, marketing or trading of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund.

The licensing agreement between JNLST and Barclays is solely for the benefit of JNLST and Barclays and not for the benefit of the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund, investors or other third parties.

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BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE Shiller Barclays CAPE™ US Sector II ER USD Index OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE Shiller Barclays CAPE™ US Sector II ER USD Index. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Shiller Barclays CAPE™ US Sector II ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Shiller Barclays CAPE™ US Sector II ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE Shiller Barclays CAPETM US Sector II ER USD Index, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE Shiller Barclays CAPE™ US Sector II ER USD Index BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE Shiller Barclays CAPE™ US Sector II ER USD Index OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE JNL/DOUBLELINE® SHILLER ENHANCED CAPE® FUND.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E l 4 5HP.

The JNL/RAFI® Fundamental Europe Fund, JNL/RAFI® Fundamental Asia Developed Fund, JNL/RAFI® Fundamental U.S. Small Cap Fund, and JNL/RAFI® Multi-Factor U.S. Equity Fund (the “JNL/RAFI Funds”) are not sponsored, offered, or sold in any manner by RAFI Indices, LLC or any of its affiliates, licensors or contractors (the “RAFI Parties”) nor do any of the RAFI Parties offer to any person purchasing a product that uses or incorporates a product based on an Index any express or implicit guarantee, warranty or assurance either with regard to the results of using the RAFI Multi-Factor® US Index, RAFI Fundamental US Small Index, RAFI Fundamental Europe Index, and RAFI Fundamental Asia Developed Index (each an “Index”) or the Index Price at any time or in any other respect. Each Index is calculated and published by the RAFI Parties. The RAFI Parties use commercially reasonable efforts to ensure that the Index is calculated correctly. None of the RAFI Parties shall be liable to any person purchasing a product that uses or incorporates a product based on the Index for any error, omission, inaccuracy, incompleteness, delay, or interruption in the Index or any data related thereto or have any obligation to point out errors in the Index to any person. Neither publication of each Index by the RAFI Parties nor the licensing of the Index or Index trademark for the purpose of use in connection with the JNL/RAFI Funds constitutes a recommendation by any of the RAFI Parties to invest in nor does it in any way represent an assurance, endorsement or opinion of any of the RAFI Parties with regard to any investment in the JNL/RAFI Funds. The trade names Fundamental Index® and RAFI® are registered trademarks of Research Affiliates, LLC in the US and other countries.

The Product(s) is not sponsored, endorsed, sold or promoted by Nasdaq, Inc. or its affiliates (Nasdaq, with its affiliates, are referred to as the “Corporations”). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Product(s). The Corporations make no representation or warranty, express or implied to the owners of the Product(s) or any member of the public regarding the advisability of investing in securities generally or in the Product(s) particularly, or the ability of the Nasdaq-100® Index to track general stock market performance. The Corporations’ only relationship to Jackson National Life Insurance Company (“Licensee”) is in the licensing of the NASDAQ®, and Nasdaq-100® IndexTM registered trademarks, and certain trade names of the Corporations and the use of the Nasdaq-100® Index which is determined, composed and calculated by NASDAQ without regard to Licensee or the Product(s). Nasdaq has no obligation to take the needs of the Licensee or the owners of the Product(s) into consideration in determining, composing or calculating the Nasdaq-100® Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Product(s) to be issued or in the determination or calculation of the equation by which the Product(s) is to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Product(s).

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THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S), OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

NASDAQ®, and Nasdaq-100® IndexTM, are registered trademarks of Nasdaq, Inc. (which with its affiliates is referred to as the “Corporations”) and are licensed for use by Jackson National Life Insurance Company. The JNL/Mellon Nasdaq® 100 Index Fund has not been passed on by the Corporations as to their legality or suitability. The JNL/Mellon Nasdaq® 100 Index Fund is not issued, endorsed, sold, or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE JNL/MELLON NASDAQ® 100 INDEX FUND.

Investment Management Arrangement Applicable to the JNL/American Funds Feeder Funds. JNAM has entered into a contractual agreement with the Trust under which it will waive a portion, as outlined below, of its advisory fee for each JNL/American Funds Feeder Fund for such time as the JNL/American Funds Feeder Fund is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment management agreement with the Trust. This fee waiver will continue as long as the JNL/American Funds Feeder Fund is part of a master-feeder fund structure unless the Board of Trustees approves a change in or elimination of the waiver. The JNL/American Funds Feeder Funds commenced operations on or about May 1, 2010, with the exception of the JNL/American Funds Balanced Fund which converted to a master-feeder fund structure on April 24, 2017. As of the date of this SAI, the following management fee waivers were reported for the periods ended below:

JNL/American Funds Feeder Fund	Period Ending December 31, 2019	Period Ending December 31, 2018	Period Ending December 31, 2017
JNL/American Funds Balanced Fund	$4,357,699	$3,857,212	$1,658,817 [1]
JNL/American Funds Blue Chip Income and Growth Fund	$12,488,252	$14,373,930	$13,697,371
JNL/American Funds Capital Income Builder Fund[2]	$258,218	$16,249	N/A
JNL/American Funds Capital World Bond Fund	$2,454,492	$2,796,776	$2,600,369
JNL/American Funds Global Growth Fund	$1,779,176	$1,229,668	$797,142
JNL/American Funds Global Small Capitalization Fund	$3,617,374	$3,905,392	$3,258,779
JNL/American Funds Growth Fund	$4,367,038	$2,506,353	$1,614,680
JNL/American Funds Growth-Income Fund	$22,410,447	$22,495,218	$17,411,750
JNL/American Funds International Fund	$9,631,949	$11,083,366	$8,615,475
JNL/American Funds New World Fund	$9,807,679	$10,266,909	$8,652,168

1 The amount includes fees waived during time the fund operated as a master-feeder structure.

2 The Fund commenced operations on August 13, 2018.

In addition, the Agreement provides that CRMC may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers that is approved by the AFIS Master Funds’ board, pursuant to an agreement between CRMC and such subsidiary. Any such subsidiary adviser will be paid solely by CRMC out of its fees.

JNL/American Funds Feeder Fund	Amount of Waiver as of December 31, 2019
JNL/American Funds Balanced Fund	0.30%
JNL/American Funds Blue Chip Income and Growth Fund	0.38%
JNL/American Funds Capital Income Builder Fund	0.35%
JNL/American Funds Capital World Bond Fund	$0-$1 billion – 0.475% Over $1 billion – 0.45%
JNL/American Funds Global Growth Fund	0.50%
JNL/American Funds Global Small Capitalization Fund	0.50%
JNL/American Funds Growth Fund	0.45%
JNL/American Funds Growth-Income Fund	0.30%
JNL/American Funds International Fund	0.50%
JNL/American Funds New World Fund	0.70%

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Effective April 27, 2020, the following management fee waivers will apply:

JNL/American Funds Feeder Fund	Amount of Waiver as of April 27, 2020
JNL/American Funds Balanced Fund	0.30%
JNL/American Funds Blue Chip Income and Growth Fund	0.38%
JNL/American Funds Capital Income Builder Fund	0.25%
JNL/American Funds Capital World Bond Fund	0.43%
JNL/American Funds Global Growth Fund	0.50%
JNL/American Funds Global Small Capitalization Fund	0.50%
JNL/American Funds Growth Fund	0.45%
JNL/American Funds Growth-Income Fund	0.30%
JNL/American Funds International Fund	0.50%
JNL/American Funds New World Fund	0.65%

Investment Management Agreement of the AFIS Master Funds. Each AFIS Master Fund has entered into an Investment Advisory and Service Agreement (collectively, the “Agreements”) with CRMC. The Agreements will continue in effect until April 30, 2021 , unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable AFIS Master Fund, and (b) the vote of a majority of Trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that CRMC has no liability to the AFIS Master Funds for its acts or omissions in the performance of its obligations to the AFIS Master Funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days’ written notice to the other party, and that the Agreements automatically terminate in the event of their assignment, as defined in the 1940 Act.

As compensation for its services, CRMC receives a monthly fee that is accrued daily, calculated at the annual rates of:

AFIS Master Asset Allocation Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.50%
Next $300 million	0.42%
Next $800 million	0.36%
Next $1 billion	0.32%
Next $2 billion	0.28%
Next $3 billion	0.26%
Next $5 billion	0.25%
Next $8 billion	0.244%
Amount over $21 billion	0.24%

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AFIS Master Blue Chip Income and Growth Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.50%
Next $900 million	0.45%
Next $1 billion	0.40%
Next $1.5 billion	0.38%
Next $2.5 billion	0.37%
Next $4 billion	0.36%
Amount over $10.5 billion	0.35%

AFIS Master Capital Income Builder Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.50%
Next $400 million	0.45%
Amount of $1 billion	0.41%

AFIS Master Capital World Bond Fund

Average Daily Net Assets	Annual Rate
First $1 billion	0.57%
Next $2 billion	0.50%
Amount over $3 billion	0.45%

AFIS Master Global Growth Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.69%
Next $600 million	0.59%
Next $800 million	0.53%
Next $1 billion	0.50%
Next $2 billion	0.48%
Amount over $5 billion	0.46%

Average Daily Net Assets (when net assets of AFIS Master Global Growth Fund are less than $1.0 billion)	Annual Rate
First $500 million	0.58%
Amount over $500 million but less than $1 billion	0.48%

AFIS Master Global Small Capitalization Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.80%
Next $400 million	0.74%
Next $1 billion	0.70%
Next $1 billion	0.67%
Next $2 billion	0.65%
Amount over $5 billion	0.635%

AFIS Master Growth Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.50%
Next $400 million	0.45%
Next $1 billion	0.42%
Next $1 billion	0.37%
Next $2 billion	0.35%
Next $3 billion	0.33%
Next $5 billion	0.315%
Next $8 billion	0.30%
Next $6 billion	0.29%
Next $7 billion	0.285%
Amount over $34 billion	0.28%

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AFIS Master Growth-Income Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.50%
Next $900 million	0.45%
Next $1 billion	0.40%
Next $1.5 billion	0.32%
Next $2.5 billion	0.285%
Next $4 billion	0.256%
Next $2.5 billion	0.242%
Next $4 billion	0.235%
Next $4 billion	0.23%
Next $6 billion	0.225%
Next $7 billion	0.222%
Amount over $34 billion	0.219%

AFIS Master International Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.69%
Next $500 million	0.59%
Next $500 million	0.53%
Next $1 billion	0.50%
Next $1.5 billion	0.48%
Next $2.5 billion	0.47%
Next $4 billion	0.46%
Next $6.5 billion	0.45%
Next $4 billion	0.44%
Amount over $21 billion	0.43%

AFIS Master New World Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.85%
Next $500 million	0.77%
Next $500 million	0.71%
Next $1 billion	0.66%
Next $1.5 billion	0.62%
Amount over $4 billion	0.58%

In addition to providing investment advisory services, CRMC furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the AFIS Master Funds, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the AFIS Master Funds relating to the services furnished by CRMC. Subject to the expense agreement described below, the AFIS Master Funds will pay all expenses not expressly assumed by CRMC, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders’ meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to Trustees unaffiliated with CRMC; association dues; and costs of stationary and forms prepared exclusively for the AFIS Master Funds.

CRMC’s total fees for the fiscal years ended December 31, 2019, December 31, 2018, and December 31, 2017, were:

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Fund Name	2019	2018	2017
Master Asset Allocation Fund[1]	$67,563,000	$68,775,000	$63,395,000
Master Blue Chip Income and Growth Fund	34,092,000	35,312,000	35,032,000
Master Capital Income Builder Fund	4,075,000	3,229,000	2,505,000
Master Capital World Bond Fund	23,766,000	12,085,000	12,626,000
Master Global Growth Fund	32,238,000	32,234,000	30,510,00
Master Global Small Capitalization Fund	29,892,000	29,438,000	28,827,000
Master Growth Fund	84,702,000	83,065,000	77,148,000
Master Growth-Income Fund	85,788,000	81,100,000	74,641,000
Master International Fund	47,450,000	48,247,000	43,433,000
Master New World Fund	23,766,000	23,782,000	23,033,000
[1]	The JNL/American Funds Balanced Fund converted to a master-feeder fund structure on April 24, 2017. The amount paid to CRMC by the Fund’s Master Fund in 2017 is for the period from April 24, 2017 to December 31, 2017.

For additional information regarding the AFIS Master Funds investment management agreement, please see the AFIS Master Fund SAI, which is delivered together with this SAI.

AFIS Master Fund Portfolio Managers. CRMC uses a system of multiple portfolio managers in managing AFIS Master Fund assets and, for certain funds, individual managers may allocate a portion of their segment of the fund to fixed-income managers in the fund. Under this approach, the AFIS Master Fund’s portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, CRMC’s investment analysts may make investment decisions with respect to a portion of an AFIS Master Fund’s portfolio within their research coverage. Portfolio managers and investment analysts may also make investment decisions for other mutual funds advised by CRMC. Because each JNL/American Funds Feeder Fund invests all or substantially all of its assets in a corresponding AFIS Master Fund, the information below summarizes the information applicable to the AFIS Master Funds’ portfolio managers and investment analysts.

Other Accounts Managed by AFIS Master Fund Portfolio Managers. The following tables list the number and types of other accounts managed by the AFIS Master Funds’ portfolio managers and assets under management in those accounts as of the end of the AFIS Master Funds’ most recently completed fiscal year ended December 31, 2019.

AFIS Asset Allocation Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Alan N. Berro	23	$346.7	2	$0.57	0	$0
David A. Daigle	5	150.5	2	1.10	2	0.71
Peter Eliot	1	48.7	0	0	0	0
Jeffrey T. Lager	2	289.3	2	0.57	0	0
Jin Lee	2	231.4	3	0089	0	0
James R. Mulally	7	282.7	2	0.25	0	0
John R. Queen	19	219.8	2	0.62	45	0.87

AFIS Master Blue Chip Income and Growth Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Christopher D. Buchbinder	2	$308.8	3	$1.03	0	$0
James B. Lovelace	7	439.1	5	3.52	0	0
Alex Sheynkman	1	102.8	2	0.45	0	0
Lawrence R. Solomon	2	271.4	3	0.33	0	0
James Terrile	4	437.4	6	1.39	0	0

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AFIS Master Capital Income Builder Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Alfonso Barroso	4	$243.4	3	$0.63	0	$0
Grant L. Cambridge	2	212.0	3	1.10	0	0
Joyce E. Gordon	4	377.8	6	1.69	0	0
David A. Hoag	8	340.4	2	2.46	0	0
Winnie Kwan	4	178.7	2	0.57	0	0
James B. Lovelace	7	447.4	5	3.52	0	0
Fergus N. MacDonald	7	207.8	1	0.18	0	0
David M. Riley	4	234.8	4	0.99	0	0
Bradley J. Vogt	5	335.1	3	2.60	0	0
Steven T. Watson	5	224.4	11	10.77	688	15.29
Philip Winston	6	110.0	6	4.46	816	23.11

AFIS Master Capital World Bond Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Andrew Cormack	2	$35.8	1	$0.50	0	$0
David A. Daigle	5	175.8	2	1.10	2	0
Thomas H. Hogh	3	36.2	3	2.41	0	0
Robert H. Neithart	5	87.5	6	4.33	6	2.92

AFIS Master Global Growth Fund

Portfolio Managers	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Patrice Collette	1	$16.9	1	$0.06	0	$0
Paul Flynn	2	116.3	2	1.67	0	0
Jonathan Knowles	5	365.7	4	8.16	0	0

AFIS Master Global Small Capitalization Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Bradford F. Freer	4	$99.0	1	0.39	0	$0
Claudia P. Huntington	4	177.9	4	0.32	0	0
Harold H. La	2	71.3	2	0.10	0	0
Aidan O’Connell	2	119.3	2	0.22	0	0
Gregory W. Wendt	1	48.7	0	0	0	0
Michael Beckwith	1	48.7	0	$0	0	0

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AFIS Master Growth Fund

Portfolio Managers	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1,2]	AUM ($ bil) [1,2]	Other Accounts[1]	AUM ($ bil)[1]
Paul Benjamin	2	$269.2	2	$0.26	0	$0
Mark L. Casey	3	437.9	3	0.68	0	0
Michael T. Kerr	3	470.0	3	0.37	0	0
Anne-Marie Peterson	1	200.8	1	0.11	0	0
Andraz Razen	3	346.9	3	6.97	0	0
Alan Wilson	3	490.1	3	0.67	0	0

AFIS Master Growth-Income Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Donald D. O’Neal	2	$303.8	3	$1.03	0	$0
Keiko McKibben	0	$0	0	0	0	0
Dylan Yolles	2	111.7	1	0.14	0	0
J. Blair Frank	1	200.8	1	0.11	0	0
Claudia P. Huntington	4	146.5	4	0.32	0	0
William L. Robbins	20	115.7	1	0.14	1,259	14.41

AFIS Master International Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Sung Lee	3	$275.7	3	$1.37	0	$0
Renaud H. Samyn	0	0	0	0	0	0
Alfonso Barroso	4	234.3	3	0.63	0	0
Jesper Lyckeus	2	172.9	2	1.28	0	0
Christopher Thomsen	3	219.6	2	1.31	0	0

AFIS Master New World Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[1]	AUM ($ bil) [1]	Other Accounts[1,2]	AUM ($ bil)[1,2]
Carl M. Kawaja	3	$416.6	4	$7.48	0	$0
Wahid Butt	1	44.4	1	0.39	0	0
Bradford F. Freer	4	99.8	1	0.39	0	0
Nicholas J. Grace	3	217.9	2	1.31	0	0
Jonathan Knowles	5	368.7	4	8.16	0	0
Winnie Kwan	4	175.9	2	0.57	0	0
Robert W. Lovelace	2	141.8	10	15.45	13	3.63
Kirstie Spence	3	45.4	4	2.21	6[3]	2.92
Tomonori Tani	2	44.8	3	2.06	0	0
Lisa Thompson	1	44.4	4	1.33	7	0.81
Christopher Thomsen	3	225.9	2	1.31	0	0

1

Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.

2

Personal brokerage accounts of portfolio managers and their families are not reflected.

3

The advisory fee of one of these accounts (representing $0.15 billion in total assets) is based partially on its investment results.

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The Master Fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the Master Fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the Master Fund and such other accounts.

Conflicts of Interest between the AFIS Master Funds and Other Accounts

CRMC has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of one or more AFIS Master Funds and his or her management of other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. CRMC believes that its policies and procedures are reasonably designed to address these issues.

Compensation of AFIS Master Fund Portfolio Managers

Portfolio managers and investment analysts are paid competitive salaries by CRMC. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. Bonuses for investment results generated in 2016 and thereafter will be based on the most recent year, a three-year rolling average, a five-year rolling average and an eight-year rolling average, with increasing weight placed on each succeeding measurement period. Bonuses for investment results generated in 2015 will be calculated using both methods referenced above, and the payment for individual managers and analysts will be the higher of the two calculations. For portfolio managers, benchmarks may include measures of the marketplaces in which the relevant AFIS Master Fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. CRMC makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The AFIS Master Funds’ portfolio managers may be measured against one or more of the following benchmarks, depending on his or her investment focus:
AFIS Master Fund	Benchmark
AFIS Master Asset Allocation Fund	S&P 500 Index, Lipper Growth and Income Funds Index, Bloomberg Barclays U.S. Aggregate Index, Bloomberg Barclays U.S. Corporate High Yield Index 2% Issuer Cap.

AFIS Master Blue Chip Income and Growth Fund	S&P 500 Index, Lipper Growth and Income Funds

AFIS Master Capital Income Builder Fund	Bloomberg Barclays U.S. Aggregate Bond Index , a custom index of U.S., international and global funds that have an explicit income objective or focus, a custom index of global securities screened by yield that aligns to the investment objectives and strategies of the fund.

AFIS Master Capital World Bond Fund	Bloomberg Barclays Global Aggregate Index, Bloomberg Barclays U.S. Corporate High Yield Index 2% Issuer Cap, a custom average consisting of one share class per fund of global income funds that disclose investment objectives and strategies comparable to those of the fund, a custom average consisting of one share class per fund of high yield funds that disclose investment objectives and strategies comparable to those of the fund.

AFIS Master Global Growth Fund	MSCI All Country World Index, Lipper Global Funds Index

AFIS Master Global Small Capitalization Fund	Lipper US Small Cap Funds Index, Lipper International Small Cap Funds Index, MSCI USA Small Cap Index, MSCI All Country World ex USA Small Cap Index

AFIS Master Growth Fund	S&P 500 Index, MSCI All Country World ex-USA Index, Lipper Growth Funds Index

AFIS Master Growth-Income Fund	S&P 500 Index, Lipper Growth & Income Funds Index

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AFIS Master Fund	Benchmark
AFIS Master International Fund	MSCI All Country World ex-USA Index, Lipper International Funds Index

AFIS Master New World Fund	MSCI All Country World Index, Lipper Global Funds Index, MSCI Emerging Markets Index, Lipper Emerging Markets Funds Index, JP Morgan Emerging Markets Bond Index Global Diversified, a custom average consisting of one share class per fund of emerging markets debt funds that disclose investment objectives and strategies comparable to those of the fund.

From time to time, Capital Research and Management Company may adjust these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Fund Securities Beneficially Owned by AFIS Master Fund Portfolio Managers

Shares of the AFIS Master Funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager’s needs for variable annuity or variable life insurance contracts and the role those contracts would play in their comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The portfolio managers have determined that variable annuity products are not needed for their individual retirement planning, and, as a result, as of the end of the AFIS Master Funds’ most recent fiscal year period, they did not hold shares of the AFIS Master Funds.

Investment Management Arrangement Applicable to the JNL/Vanguard Feeder Funds. JNAM has entered into a contractual agreement with the Trust under which it will waive a portion, as outlined below, of its advisory fee for each JNL/Vanguard Feeder Fund for such time as the JNL/Vanguard Feeder Fund is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment management agreement with the Trust. This fee waiver will continue as long as the JNL/Vanguard Feeder Fund is part of a master-feeder fund structure unless the Board of Trustees approves a change in or elimination of the waiver. The JNL/Vanguard Feeder Funds commenced operations on or about September 25, 2017. As of the date of this SAI, the following management fees waivers were reported for the period ended December 31, 2019.

JNL/Vanguard Feeder Fund	Amount of Waiver as of December 31, 2019
JNL/Vanguard Capital Growth Fund	0.35%
JNL/Vanguard Equity Income Fund	0.35%
JNL/Vanguard International Fund	0.50%
JNL/Vanguard Small Company Growth Fund	0.35%

Effective April 27, 2020, the following management fee waivers will apply:

JNL/Vanguard Feeder Fund	Amount of Waiver as of April 27, 2020
JNL/Vanguard Capital Growth Fund	0.33%
JNL/Vanguard Equity Income Fund	0.34%
JNL/Vanguard International Fund	0.48%
JNL/Vanguard Small Company Growth Fund	0.35%

The following management fee waivers were reported for the period ended December 31, 2019:

JNL/Vanguard Feeder Fund	Period Ending December 31, 2019
JNL/Vanguard Capital Growth Fund	$1,288,026
JNL/Vanguard Equity Income Fund	$989,065
JNL/Vanguard International Fund	$2,896,328
JNL/Vanguard Small Company Growth Fund	$1,147,436

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Investment Management Agreement of the Vanguard Master Funds. The current investment advisory agreements with the unaffiliated advisors of the Vanguard Master Funds (other than ArrowMark Partners) are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Vanguard Master Fund’s board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Master Fund’s outstanding voting securities.

An agreement is automatically terminated if assigned, and may be terminated without penalty at any time either (1) by vote of the board of trustees of the applicable Vanguard Master Fund upon sixty (60) days’ written notice to the advisor (thirty (30) days’ written notice for ArrowMark Partners; PRIMECAP; and Wellington Management (for the Small Company Growth Master Fund, the Capital Growth Master Fund and the Equity Income Master Fund, respectively); (2) by a vote of a majority of the applicable Vanguard Master Fund’s outstanding voting securities upon 60 days’ written notice to the advisor (30 days’ written notice for ArrowMark Partners; PRIMECAP; and Wellington Management (for the Small Company Growth Master Fund, the Capital Growth Master Fund and the Equity Income Master Fund, respectively); or (3) by the advisor upon ninety (90) days’ written notice to the applicable Vanguard Master Fund.

Vanguard provides at-cost investment advisory services for a portion of the assets in the Equity Income Master Fund and the Small Company Growth Master Fund pursuant to the terms of the Fifth Amended and Restated Funds’ Service Agreement. This agreement will continue in full force and effect until terminated or amended by mutual agreement of the Vanguard funds and Vanguard.

The Vanguard Master Funds currently use six investment advisors, including investment advisors unaffiliated with Vanguard:

●	Each of Vanguard and ArrowMark Partners provide investment advisory services for a portion of the assets in the Small Company Growth Master Fund.
●	Each of Baillie Gifford and Schroders provide investment advisory services for a portion of the assets in the International Master Fund.
●	PRIMECAP provides investment advisory services to the Capital Growth Master Fund.
●	Each of Vanguard and Wellington Management provide investment advisory services for a portion of the assets in the Equity Income Master Fund.

The International Master Fund currently uses one sub-advisor, Schroder Investment Management North America Ltd. (“Schroder Limited”), for the Schroders portion of such fund.

A Vanguard Master Fund is party to an investment advisory agreement with each of its independent third-party advisors whereby the advisor manages the investment and reinvestment of the portion of the Vanguard Master Fund’s assets that the Vanguard Master Fund’s board of trustees determines to assign to the advisor. In this capacity, each advisor continuously reviews, supervises, and administers the investment program for its portion of the Vanguard Master Fund’s assets. Hereafter, each portion is referred to as the advisor’s Portfolio.

Each advisor discharges its responsibilities subject to the supervision and oversight of Vanguard’s Portfolio Review Group and the officers and trustees of the Vanguard Master Fund. Vanguard’s Portfolio Review Group is responsible for recommending changes in a Vanguard Master Fund’s advisory arrangements to the Vanguard Master Fund’s board of trustees, including changes in the amount of assets allocated to each advisor, and recommendations to hire, terminate, or replace an advisor.

●	ArrowMark Partners:

ArrowMark Partners, located in Denver, Colorado, is an investment advisory firm founded in 2007.

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The Portfolio pays ArrowMark Partners a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the Russell 2500 Growth Index over the preceding 60-month period. The Portfolio pays Vanguard on an at-cost basis with respect to its portion of the Small Company Growth Master Fund’s assets.

Other Accounts Managed

Chad Meade and Brian Schaub co-manage the Small Company Growth Master Fund; as of December 31, 2019, the Portfolio held assets of $2.1 billion. As of December 31, 2019, Mr. Meade and Mr. Schaub also co-managed 3 other registered investment companies with total assets of $6.1 billion, 1 other pooled investment vehicle with total assets of $114 million, and 34 other accounts with total assets of $4.2 billion (advisory fees based on account performance for 2 of these accounts with total assets of $2 billion).

Material Conflicts of Interest

Potential conflicts could include a portfolio manager’s knowledge about the size, timing, and possible market impact of a fund’s trades, whereby the portfolio manager could use this information to the advantage or disadvantage of another fund. A fund’s portfolio managers may be able to select or otherwise influence the selection of the brokers and dealers that are used to execute securities transactions for a fund. In addition to executing trades, some brokers and dealers provide managers with brokerage research services, which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to a fund, a portfolio manager’s decision as to the selection of brokers and dealers could potentially yield disproportionate costs and benefits among the individual funds.

A fund’s portfolio managers and analysts may also face other potential conflicts of interest in managing the funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the funds and other accounts. In addition, the portfolio managers or analysts may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel, including the portfolio managers and analysts, are subject to restrictions on engaging in personal securities transactions pursuant to a Code of Ethics adopted by ArrowMark Partners and the funds. Although the potential for conflicts of interest may exist, the funds and ArrowMark Partners believe that they have established policies and procedures that seek to minimize potential conflicts of interest and to ensure that the purchase and sale of securities among all managed accounts are fairly and equitably executed and allocated. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with ArrowMark Partners’ Code of Ethics.

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Description of Compensation

Compensation for portfolio managers is designed to link the performance of each portfolio manager to shareholder objectives. All portfolio manager compensation through a base salary and bonus, is paid by ArrowMark Partners. The total compensation of a portfolio manager will be based on a combination of the pre-tax performance of each fund managed by the portfolio manager against applicable benchmark(s) as well as against its relevant peer group, with primary emphasis given to 3-year performance. Peer groups may include Lipper, Morningstar, and other customized universes of funds managed. Portfolio managers are incentivized for outperformance, but receive no extra compensation for being top decile performers, which minimizes the possibility of portfolio managers taking undue risk to be top performers.

●	Baillie Gifford:

Baillie Gifford is an investment advisory firm founded in 1983. Baillie Gifford is wholly owned by a Scottish investment company, Baillie Gifford & Co. Founded in 1908, Baillie Gifford & Co., which is one of the largest independently owned investment management firms in the United Kingdom, manages money primarily for institutional clients.

The Portfolio pays Baillie Gifford a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the MSCI ACWI ex USA Index over the preceding 36-month period.

Other Accounts Managed

James K. Anderson co-manages a portion of the International Master Fund; as of December 31, 2019, the Portfolio held assets of $4 billion. As of December 31, 2019, Mr. Anderson also led investment teams responsible for managing 5 other registered investment companies with total assets of $32 billion (advisory fee based on account performance for 2 of these accounts with total assets of $32 billion), 10 other pooled investment vehicles with total assets of $18.8 billion (advisory fee based on account performance for 1 of these accounts with total assets of $44 billion), and 110 other accounts with total assets of $52.2 billion (advisory fees based on account performance for 7 of these accounts with total assets of $3.7 billion).

Thomas Coutts co-manages a portion of the International Master Fund; as of December 31, 2019, the Portfolio held assets of $4 billion. As of December 31, 2019, Mr. Coutts also managed 3 other registered investment companies with total assets of $32 billion (advisory fee based on account performance for 2 of these accounts with total assets of $32 billion), 5 other pooled investment vehicles with total assets of $2.3 billion (advisory fees based on account performance for 1 of these accounts with total assets of $44 million), and 33 other accounts with total assets of $15 billion (none of which had advisory fees based on account performance).

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Material Conflicts of Interest

At Baillie Gifford, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford manages potential conflicts between funds or with other types of accounts by implementing effective organizational and administrative arrangements to ensure that reasonable steps are taken to prevent the conflict giving rise to a material risk of damage to the interests of clients.

One area where a conflict of interest potentially arises is in the placing of orders for multiple clients and subsequent allocation of trades. Unless client-specific circumstances dictate otherwise, investment teams normally implement transactions in individual stocks for all clients with similar mandates at the same time. This aggregation of individual transactions can, of course, operate to the advantage or disadvantage of the clients involved in the order. When receiving orders from investment managers, traders at Baillie Gifford will generally treat order priority on a “first come, first served” basis, and any exceptions to this are permitted only in accordance with established policies. Baillie Gifford has also developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

Description of Compensation

Mr. Anderson and Mr. Coutts are Partners of Baillie Gifford & Co. As such, each receives a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co., and length of service. The basis for the profit share is detailed in the Baillie Gifford Partnership Agreement. The main staff benefits, such as pension schemes, are not available to partners, and therefore partners provide for benefits from their own personal funds.

●	PRIMECAP:

PRIMECAP, an investment advisory services firm founded in 1983, is a California corporation whose outstanding shares are owned by its directors and officers. The directors of the corporation and the offices they currently hold are Theo A. Kolokotrones, Chairman; Joel P. Fried, President; Alfred W. Mordecai, Vice Chairman; and M. Mohsin Ansari, Executive Vice President. PRIMECAP provides investment advisory services to endowment funds, employee benefit plans, and foundations unrelated to Vanguard.

The Portfolio pays PRIMECAP on a quarterly basis. The advisory fee is a percentage of average daily net assets under management during the most recent fiscal quarter.

Other Accounts Managed

Theo A. Kolokotrones, Joel P. Fried, Alfred W. Mordecai, M. Mohsin Ansari, and James Marchetti jointly and primarily manage the Capital Growth Master Fund; as of December 31, 2019, the Portfolio held assets of $2 billion. As of December 31, 2019, the named portfolio managers also jointly managed 7 other registered investment companies with total assets of $134 billion (advisory fee based on account performance for 1 of these accounts with total assets of $22 billion). As of December 31, 2019, the named portfolio managers also jointly managed 2 other pooled investment vehicles with total assets of $2.8 billion (advisory fee not based on account performance). As of December 31, 2019, the managers also jointly managed 33 other accounts with total assets of $10.1 billion (none of which had advisory fees based on account performance).

333

Material Conflicts of Interest

PRIMECAP employs a multi-manager approach to managing its clients’ portfolios. In addition to mutual funds, a portfolio manager may also manage separate accounts for institutional clients. Conflicts of interest may arise with aggregation or allocation of securities trades amongst the Capital Growth Master Fund and other accounts. The investment objective of the Capital Growth Master Fund and strategies used to manage the Capital Growth Master Fund may differ from other accounts, and the performance may be impacted as well. Portfolio managers who have day-to-day management responsibilities with respect to more than one fund or other account may be presented with several potential or actual conflicts of interest. For example, the management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other accounts. If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other accounts, a fund may not be able to take full advantage of the opportunity because due to an allocation of filled purchase or sale orders across all eligible funds and other accounts managed by the portfolio managers. PRIMECAP has adopted best execution and trade allocation policies and procedures to prevent potential conflicts of interest that may arise between mutual funds and separate accounts, whereby a client or clients may be disadvantaged by trades executed in other clients’ portfolios in the same security. These policies and procedures are strictly monitored and are reviewed by PRIMECAP. Investment personnel of the firm or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the firm’s Code of Ethics.

Description of Compensation

Compensation is paid solely by PRIMECAP. Each portfolio manager receives a fixed salary that is in part based on industry experience as well as contribution to the firm. On an annual basis, each portfolio manager’s compensation may be adjusted according to market conditions and/or to reflect his past performance.

In addition, each portfolio manager may receive a bonus partially based on the Capital Growth Master Fund’s pre-tax return and the total value of assets managed by that portfolio manager. Performance is measured on a relative basis, using the S&P 500 Index as the benchmark, and the bonuses are earned only when performance exceeds that of the S&P 500. The value of assets managed by PRIMECAP is not a factor in determination of a portfolio manager’s bonus. Bonuses earned are accrued and paid ratably according to the following schedule over rolling three-year periods: 50% in year one, 33% in year two, and 17% in year three. Although the bonus is determined by pre-tax returns, each portfolio manager considers tax consequences in taxable accounts as part of his decision-making process.

The portfolio managers do not receive deferred compensation but participate in a profit-sharing plan available to all employees of PRIMECAP; amounts are determined as a percentage of the employee’s eligible compensation for a calendar year based on IRS limitations.

Each portfolio manager is a principal of PRIMECAP and receives quarterly dividends based on his or her equity in the company.

●	Schroders:

Each of Schroders and Schroder Limited, 1 London Wall Place, London, EC2Y 5AU, United Kingdom, is an indirect wholly owned subsidiary of Schroders plc, the ultimate parent of a large worldwide group of financial service companies with subsidiaries and branches and representative offices located in 29 countries. Schroders plc is a publicly owned holding company organized under the laws of England. Schroders and its affiliates specialize in providing investment management services.

The Portfolio pays Schroders a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Portfolio relative to that of the MSCI ACWI ex USA Index over the preceding 36-month period.

334

Schroders Sub-Advisory Agreement

On behalf of the International Master Fund, Schroders has entered into a sub-advisory agreement with Schroder Limited pursuant to which Schroder Limited has primary responsibility for choosing investments for the International Master Fund. Under the terms of the sub-advisory agreement with the International Master Fund, Schroders pays Schroder Limited fees equal to 58.5% of the management fee payable to Schroders under its management contract with the International Master Fund.

Other Accounts Managed

Simon Webber manages a portion of the International Master Fund; as of December 31, 2019, the Portfolio held assets of $4 billion. As of December 31, 2019, Mr. Webber also managed 5 other registered investment companies with total assets of $4.9 billion (advisory fee based on account performance for 1 of these accounts with total assets of $4 billion), 5 other pooled investment vehicles with total assets of $1.1 billion (none of which had advisory fees not based on account performance), and 15 other accounts with total assets of $4 billion (advisory fee based on account performance for 1 of these accounts with total assets of $1 billion).

Material Conflicts of Interest

Whenever a portfolio manager of the Schroders Portfolio manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Schroders Portfolio and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Schroders Portfolio may be seen itself to constitute a conflict with the interest of the Schroders Portfolio.

A portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Schroders Portfolio. Securities selected for funds or accounts other than the Schroders Portfolio may outperform the securities selected for the Schroders Portfolio. Finally, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Schroders Portfolio may not be able to take full advantage of that opportunity because of an allocation of that opportunity across all eligible funds and accounts.

At Schroders, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these other accounts may include separate accounts, collective trusts, or offshore funds. Certain of these accounts may pay a performance fee, and portfolio managers may have an incentive to allocate investment to these accounts.

Schroders manages potential conflicts between funds or with other types of accounts through allocation policies and procedures, internal review processes, and oversight by client directors. Schroders has developed trade allocation and client order priority systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

The structure of each portfolio manager’s compensation may give rise to potential conflicts of interest. Each portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales.

Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises. Investment personnel of the Schroders or its affiliates may be permitted to be commercially or professionally involved with an issuer of securities. Any potential conflicts of interest from such involvement would be monitored for compliance with the Schroders’ Code of Ethics.

335

Description of Compensation

Schroders’ portfolio managers are paid a combination of base salary and annual bonus, as well as the standard retirement, health, and welfare benefits available to all of its employees. Certain fund managers also receive awards under a long-term incentive program. Mr. Webber receives compensation based on the factors discussed in this section.

Base salary is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, and is benchmarked annually against market data to ensure that Schroders is paying competitively. Schroders reviews base salary annually, targeting increases at employees whose roles have increased in scope materially during the year and those whose salary is behind market rates.. At more senior levels, base salaries tend to be adjusted less frequently as the emphasis is increasingly on the discretionary bonus.

Bonuses for fund managers may be composed of an agreed contractual floor, a revenue component, and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level, the total amount available to spend is a function of the compensation to revenue ratio achieved by the firm globally. Schroders then assesses the performance of the division and of the team to determine the share of the aggregate bonus pool that is spent in each area. This focus on “team” maintains consistency and minimizes internal competition that may be detrimental to the interests of our clients. For individual fund managers, Schroders assesses the performance of its funds against the relevant benchmarks (which may be internally and/or externally based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. Schroders also reviews “softer” factors such as leadership, contribution to other parts of the business, and an assessment of the employee’s behavior and the extent to which it is in line with its corporate values of excellence, integrity, teamwork, passion, and innovation.

For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock and fund-based awards of notional cash investments in a range of Schroders’ funds. These deferrals vest over a period of three years and ensure that the interests of the employee are aligned both with those of the shareholders and with those of investors. Over recent years Schroders has increased the level of deferred awards, and as a consequence employees have incased alignment with clients and shareholders and an increasing incentive to remain with Schroders as their store of unvested awards grows over time.

●	Wellington Management:

Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.

Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.

The Portfolio pays Wellington Management a base fee plus or minus a performance adjustment. The base fee, which is paid quarterly, is a percentage of average daily net assets managed by the advisor during the most recent fiscal quarter. The performance adjustment, also paid quarterly, is based on the cumulative total return of the advisor’s portion of the Equity Income Master Fund relative to that of the FTSE High Dividend Yield Index over the preceding 36-month period. The Portfolio pays Vanguard on an at-cost basis with respect to its portion of the Equity Income Master Fund’s assets.

336

Other Accounts Managed

W. Michael Reckmeyer, III, manages a portion of the Equity Income Master Fund; as of December 31, 2019, the Portfolio held assets of $1.8 billion. As of December 31, 2019, Mr. Reckmeyer also managed 7 other registered investment companies with total assets of $62 billion (advisory fees based on account performance for 3 of these accounts with total assets of $50 billion), 5 other pooled investment vehicles with total assets of $186 million (advisory fee based on account performance for 1 of these accounts with total assets of $18.6 million), and 8 other accounts with total assets of $1.22 billion (advisory fees not based on account performance), 1 other pooled investment vehicles with total assets of $1.2 billion and 1 other account with total assets of $301 million (advisory fees based on account performance).

Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. The Portfolio’s managers listed in the prospectus, who are primarily responsible for the day-to-day management of each Portfolio (Portfolio Managers), generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the relevant Portfolio. The Portfolio Managers make investment decisions for each account, including the relevant Portfolio, based on the investment objective, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Portfolio Managers may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Portfolio and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Portfolio.

The Portfolio Managers or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Portfolio, or make investment decisions that are similar to those made for the relevant Portfolio, both of which have the potential to adversely impact the relevant Portfolio depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, a Portfolio Manager may purchase the same security for the relevant Portfolio and one or more other accounts at or about the same time, and in those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Portfolio’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Portfolios. Mr. Reckmeyer also manages accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Portfolio Managers are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Portfolio Manager. Finally, the Portfolio Managers may hold shares or investments in other pooled investment vehicles and/or other accounts previously identified.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

337

Description of Compensation

Wellington Management receives a fee based on the assets under management of the Portfolio as set forth in the Investment Advisory Agreement between Wellington Management and the Vanguard Variable Trust on behalf of the Portfolio. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Portfolio. The following relates to fiscal year ended December 31, 2019.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of the portfolio manager listed in the prospectus, Mr. Reckmeyer, who is primarily responsible for the day-to-day management of the Portfolio (the “Portfolio Manager”) includes a base salary and incentive components. The base salary for the Portfolio Manager, who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.

The Portfolio Manager is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Portfolio and generally each other account managed by the Portfolio Manager. The Portfolio Manager’s incentive payment relating to the Portfolio is linked to the net pre-tax performance of the portion of the Portfolio managed by the Portfolio Manager compared to the FTSE High Dividend Yield Index over one-, three-, and five-year periods, with an emphasis on five-year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Portfolio Manager, including accounts with performance fees.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Portfolio Manager may also be eligible for bonus payments based on his overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.

●	Vanguard:

Vanguard, through its Quantitative Equity Group, provides investment advisory services on an at-cost basis with respect to a portion of each of the Equity Income Master Fund’s assets and the Small Company Growth Master Fund’s assets. The compensation and other expenses of Vanguard’s advisory staff are allocated among the funds utilizing Vanguard’s advisory services.

Other Accounts Managed

James P. Stetler, and Binbin Guo co-manage the Equity Income Master Fund and Small Company Growth Master Fund; as of December 31, 2019, the Portfolio held assets of $2.1 billion. As of December 31, 2019, Mr. Stetler and Mr. Guo also co-managed 13 other registered investment companies with total assets of $168 billion (none of which had advisory fees based on account performance), and 2 other pooled investment vehicle with total assets of $256 million (none of which had advisory fees based on account performance).

Material Conflicts of Interest

338

At Vanguard, individual portfolio managers may manage multiple accounts for multiple clients. In addition to mutual funds, these accounts may include separate accounts, collective trusts, or offshore funds. Managing multiple funds or accounts may give rise to potential conflicts of interest including, for example, conflicts among investment strategies and conflicts in the allocation of investment opportunities. Vanguard manages potential conflicts between funds or accounts through allocation policies and procedures, internal review processes, and oversight by trustees and independent third parties. Vanguard has developed trade allocation procedures and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

Description of Compensation

All named Vanguard portfolio managers are Vanguard employees. This section describes the compensation of the Vanguard employees who manage Vanguard mutual funds. As of December 31, 2019, a Vanguard portfolio manager’s compensation generally consists of base salary, bonus, and payments under Vanguard’s long-term incentive compensation program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Vanguard employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Vanguard adopted in the 1980s to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of tax law changes. These plans are structured to provide the same retirement benefits as the standard retirement plans.

In the case of portfolio managers responsible for managing multiple Vanguard funds or accounts, the method used to determine their compensation is the same for all funds and investment accounts. A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses performed by Vanguard’s Human Resources Department. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is gross, pre-tax performance of a fund relative to expectations for how the fund should have performed, given the fund’s investment objective, policies, strategies, and limitations, and the market environment during the measurement period. This performance factor is not based on the amount of assets held in the fund’s portfolio. For the Equity Income and Small Company Growth Master Funds, the performance factor depends on how successfully the portfolio manager maintains the risk parameters of the fund and outperforms the relevant peer group that invests in the market sectors in which the fund is permitted to invest over a three-year period. Additional factors include the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives previously described. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, all full-time employees receive a payment from Vanguard’s long-term incentive compensation plan based on their years of service, job level, and, if applicable, management responsibilities. Each year, Vanguard’s independent directors determine the amount of the long-term incentive compensation award for that year based on the investment performance of the Vanguard funds relative to competitors and Vanguard’s operating efficiencies in providing services to the Vanguard funds.

339

Fund Securities Beneficially Owned by Vanguard Master Fund Portfolio Managers

The Vanguard Master Funds are mutual funds used solely as investment options for annuity or life insurance contracts offered by insurance companies, which can only be purchased through a contract offered by an insurance company. Accordingly, the Portfolios that make up the relevant Vanguard Master Fund are suitable investments for only a limited subset of investors. No named portfolio managers had indirect investments with any of the Portfolios.

Administrative Fee. In addition to the investment advisory fee, each Fund pays to JNAM (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

FUND	ASSETS	FEES
JNL/American Funds Balanced Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds® Blue Chip Income and Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds Capital Income Builder Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds Capital World Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds® Global Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds Global Small Capitalization Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds® Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds Growth-Income Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds International Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/American Funds New World Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL Multi-Manager Alternative Fund	$0 to $3 billion	.200%
	Assets over $3 billion	.180%

JNL Multi-Manager Emerging Markets Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL Multi-Manager International Small Cap Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL Multi-Manager Mid Cap Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL Multi-Manager Small Cap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL Multi-Manager Small Cap Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

340

FUND	ASSETS	FEES
JNL iShares Tactical Moderate Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL iShares Tactical Moderate Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL iShares Tactical Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/American Funds Moderate Growth Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/American Funds Growth Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/AQR Large Cap Defensive Style Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/AQR Large Cap Relaxed Constraint Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/AQR Managed Futures Strategy Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/BlackRock Advantage International Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/BlackRock Global Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/BlackRock Global Natural Resources Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/BlackRock Large Cap Select Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Boston Partners Global Long Short Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Causeway International Value Select Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/ClearBridge Large Cap Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/DFA Growth Allocation Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/DFA Moderate Growth Allocation Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/DFA International Core Equity Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/DFA U.S. Core Equity Fund	$0 to $3 billion	.100%[1]
	Assets over $3 billion	.090%[1]

JNL/DFA U.S. Small Cap Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

341

FUND	ASSETS	FEES
JNL/DoubleLine® Core Fixed Income Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/DoubleLine® Total Return Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/Fidelity Institutional Asset Management® Total Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/First State Global Infrastructure Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Franklin Templeton Growth Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Franklin Templeton Income Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Franklin Templeton International Small Cap Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/GQG Emerging Markets Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Harris Oakmark Global Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Heitman U.S. Focused Real Estate Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Invesco Diversified Dividend Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Invesco Global Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Invesco Global Real Estate Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Invesco International Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Invesco Small Cap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/JPMorgan Global Allocation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/JPMorgan Growth & Income Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

342

FUND	ASSETS	FEES
JNL/JPMorgan Hedged Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/JPMorgan MidCap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Lazard International Strategic Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Loomis Sayles Global Growth Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Lord Abbett Short Duration Income Fund[2]	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Mellon Index 5 Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL/Mellon DowSM Index Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/Mellon Emerging Markets Index Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/Mellon Equity Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Mellon MSCI KLD 400 Social Index Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/Mellon MSCI World Index Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/Mellon Nasdaq® 100 Index Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/Mellon S&P 500 Index Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Mellon S&P 400 MidCap Index Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Mellon Small Cap Index Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Mellon International Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Mellon Bond Index Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Mellon Communication Services Sector Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/Mellon Consumer Discretionary Sector Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

343

FUND	ASSETS	FEES
JNL/Mellon Consumer Staples Sector Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/Mellon Energy Sector Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/Mellon Financial Sector Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/Mellon Healthcare Sector Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/Mellon Industrials Sector Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/Mellon Information Technology Sector Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/Mellon Materials Sector Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/Mellon Real Estate Sector Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL S&P 500 Index Fund	$0 to $3 billion	.100%[4]
	Assets over $3 billion	.090%[4]

JNL/Mellon Utilities Sector Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/MFS Mid Cap Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Morningstar Wide Moat Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Neuberger Berman Commodity Strategy Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Neuberger Berman Strategic Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/PIMCO Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/PIMCO Investment Grade Credit Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/PIMCO Real Return Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/PPM America Floating Rate Income Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/PPM America High Yield Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/PPM America Small Cap Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

344

FUND	ASSETS	FEES
JNL/PPM America Total Return Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/RAFI® Fundamental Asia Developed Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/RAFI® Fundamental Europe Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/RAFI® Fundamental U.S. Small Cap Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/RAFI® Multi-Factor U.S. Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/T. Rowe Price Balanced Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/T. Rowe Price Capital Appreciation Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/T. Rowe Price Established Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/T. Rowe Price Short-Term Bond Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/T. Rowe Price U.S. High Yield Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/T. Rowe Price Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Vanguard Capital Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/Vanguard Equity Income Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/Vanguard International Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/Vanguard Small Company Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/Vanguard U.S. Stock Market Index Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Vanguard International Stock Market Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Vanguard Global Bond Market Index Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Vanguard Moderate ETF Allocation Fund	$0 to $3 billion	.150%[5]
	Assets over $3 billion	.130%[5]

345

FUND	ASSETS	FEES
JNL/Vanguard Moderate Growth ETF Allocation Fund	$0 to $3 billion	.150%[3]
	Assets over $3 billion	.130%[3]

JNL/Vanguard Growth ETF Allocation Fund	$0 to $3 billion	.150%[3]
	Assets over $3 billion	.130%[3]

JNL/WCM Focused International Equity Fund	$0 to $3 billion	.150%
	Assets over $3 billion	.130%

JNL/Westchester Capital Event Driven Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.080%

JNL/WMC Balanced Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/WMC Government Money Market Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/WMC Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Goldman Sachs Competitive Advantage Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Goldman Sachs Dividend Income & Growth Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Goldman Sachs Intrinsic Value Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Goldman Sachs Total Yield Fund	$0 to $3 billion	.100%
	Assets over $3 billion	.090%

JNL/Goldman Sachs International 5 Fund	$0 to $3 billion	.150%[1]
	Assets over $3 billion	.130%[1]

JNL/Goldman Sachs 4 Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL/Goldman Sachs Managed Conservative Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL/Goldman Sachs Managed Moderate Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL/Goldman Sachs Managed Moderate Growth Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL/Goldman Sachs Managed Growth Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL/Goldman Sachs Managed Aggressive Growth Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL Conservative Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL Moderate Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

346

FUND	ASSETS	FEES
JNL Moderate Growth Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL Growth Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

JNL Aggressive Growth Allocation Fund	$0 to $3 billion	.050%
	Assets over $3 billion	.045%

[1]	Jackson National Asset Management, LLC has contractually agreed to waive 0.05% of the administrative fees of the Class I shares of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.
[2]	The Fund will commence operations on April 27, 2020.
[3]	Jackson National Asset Management, LLC has contractually agreed to waive 0.12% of the administrative fees of the Class I shares of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

[4]	Jackson National Asset Management, LLC has contractually agreed to waive 0.06% of the administrative fees of the Class I shares of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.
[5]	Jackson National Asset Management, LLC has contractually agreed to waive 0.13% of the administrative fees of the Class I shares of the Fund. The fee waiver will continue for at least one year from the date of the current Prospectus, unless the Board of Trustees approves a change in or elimination of the waiver. This fee waiver is subject to yearly review and approval by the Board of Trustees.

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds. In addition, the Administrator, at its own expense, arranges and pays for routine legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund. Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses. Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, directors and officers insurance, expenses related to the Funds’ Chief Compliance Officer, and the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees (categorized as “Other Expenses” in the fee tables).

The fees paid by the Trust to the Administrator (before any fee waivers) for the fiscal year ended December 31, 2019, December 31, 2018, and December 31, 2017, were $235,229,300, $196,153,145, and $179,107,112, respectively. The Administrator waived $30,741, $163,222 and $130,141 of its Administrative Fee for the fiscal years ended December 31, 2017, December 31, 2018, and December 31, 2019, respectively.

For the fiscal years ended December 31, 2019, December 31, 2018, and December 31, 2017, the fees paid to JNAM by each remaining Fund (after any fee waivers) pursuant to the Administrative Fee Waiver Agreement are listed below. A table outlining any fee waivers that reduced the administrative fee a Fund incurred immediately follows this table.

FUND	December 31, 2019	December 31, 2018	December 31, 2017
JNL/American Funds Balanced Fund	$1,515,341	$1,446,459	$837,836
JNL/American Funds® Blue Chip Income and Growth Fund	$3,632,043	$4,944,724	$4,740,529
JNL/American Funds Capital Income Builder Fund[3]	$78,457	$6,630	N/A
JNL/American Funds Capital World Bond Fund	$580,599	$799,079	$742,963
JNL/American Funds® Global Growth Fund	$338,242	$204,942	$132,855
JNL/American Funds Global Small Capitalization Fund	$811,982	$1,065,109	$888,760
JNL/American Funds® Growth Fund	$917,097	$455,696	$312,494
JNL/American Funds Growth-Income Fund	$7,377,502	$8,955,359	$7,067,229
JNL/American Funds International Fund	$2,168,673	$3,022,743	$2,349,680
JNL/American Funds New World Fund	$1,585,933	$2,053,392	$1,730,442
JNL Multi-Manager Alternative Fund	$2,312,886	$2,171,339	$1,854,471
JNL Multi-Manager Emerging Markets Equity Fund	$1,161,486	$1,338,639	$1,441,332
JNL Multi-Manager International Small Cap Fund[3]	$409,038	$140,629	N/A
JNL Multi-Manager Mid Cap Fund	$1,691,120	$1,462,264	$1,338,518
JNL Multi-Manager Small Cap Growth Fund	$2,262,394	$1,981,773	$1,481,291
JNL Multi-Manager Small Cap Value Fund	$1,168,852	$1,223,921	$1,152,376
JNL iShares Tactical Moderate Fund	$214,123	$199,872	$182,359
JNL iShares Tactical Moderate Growth Fund	$420,458	$421,855	$401,484
JNL iShares Tactical Growth Fund	$355,477	$338,380	$300,326
JNL/American Funds Moderate Growth Allocation Fund	$3,474,151	$3,389,586	$2,996,560
JNL/American Funds Growth Allocation Fund	$3,881,841	$3,506,903	$2,578,500
JNL/AQR Large Cap Defensive Style Fund[4]	$33,104	N/A	N/A
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$507,175	$834,957	$672,247
JNL/AQR Managed Futures Strategy Fund	$228,022	$501,102	$847,250
JNL/BlackRock Advantage International Fund[4]	$20,416	N/A	N/A
JNL/BlackRock Global Allocation Fund	$5,225,935	$5,646,913	$5,638,492
JNL/BlackRock Global Natural Resources Fund	$979,972	$1,181,794	$1,281,256
JNL/BlackRock Large Cap Select Growth Fund	$3,571,850	$3,417,102	$2,900,680
JNL/Boston Partners Global Long Short Equity Fund	$627,155	$813,352	$994,811
JNL/Causeway International Value Select Fund	$2,205,647	$2,613,522	$2,063,825
JNL/ClearBridge Large Cap Growth Fund[2]	$1,267,835	$827,231	$173,985
347

FUND	December 31, 2019	December 31, 2018	December 31, 2017
JNL/DFA Growth Allocation Fund[1]	$290,320	$189,255	$40,988
JNL/DFA Moderate Growth Allocation Fund[1]	$226,255	$159,279	$30,286
JNL/DFA International Core Equity Fund[4]	$49,849	N/A	N/A
JNL/DFA U.S. Core Equity Fund	$1,207,280	$1,169,831	$1,083,123
JNL/DFA U.S. Small Cap Fund	$187,590	$154,294	$176,300
JNL/DoubleLine® Core Fixed Income Fund	$3,506,759	$3,495,974	$3,463,233
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$844,506	$812,891	$581,266
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$2,631,407	$2,291,480	$1,649,344
JNL/DoubleLine® Total Return Fund	$2,517,831	$2,173,699	$3,416,988
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$985,489	$1,038,146	$1,128,954
JNL/First State Global Infrastructure Fund	$1,500,949	$1,432,013	$1,523,293
JNL/Franklin Templeton Global Multisector Bond Fund	$2,234,318	$2,534,926	$2,643,578
JNL/Franklin Templeton Growth Allocation Fund	$1,228,120	$690,639	$739,124
JNL/Franklin Templeton Income Fund	$2,048,146	$2,407,273	$2,521,091
JNL/Franklin Templeton International Small Cap Fund	$880,153	$1,051,823	$949,735
JNL/GQG Emerging Markets Equity Fund[2]	$771,535	$710,302	$163,939
JNL/Harris Oakmark Global Equity Fund	$1,277,345	$1,512,562	$721,258
JNL/Heitman U.S. Focused Real Estate Fund[3]	$273,072	$75,974	N/A
JNL/Invesco Diversified Dividend Fund[2]	$918,418	$835,862	$216,645
JNL/Invesco Global Growth Fund	$3,739,035	$3,916,301	$3,343,181
JNL/Invesco Global Real Estate Fund	$2,013,699	$2,437,537	$2,916,889
JNL/Invesco International Growth Fund	$1,654,715	$2,011,795	$2,089,287
JNL/Invesco Small Cap Growth Fund	$1,935,503	$2,047,103	$1,663,016
JNL/JPMorgan Global Allocation Fund	$67,406	$55,012	$54,163
JNL/JPMorgan Growth & Income Fund	$806,802	$1,141,253	$1,219,300
JNL/JPMorgan Hedged Equity Fund[3]	$311,461	$34,265	N/A
JNL/JPMorgan MidCap Growth Fund	$2,263,675	$2,106,041	$1,883,080
JNL/JPMorgan U.S. Government & Quality Bond Fund	$1,106,837	$1,201,703	$1,400,715
JNL/Lazard International Strategic Equity Fund	$268,303	$125,131	$86,511
JNL/Loomis Sayles Global Growth Fund[3]	$428,306	$150,956	N/A
JNL/Lord Abbett Short Duration Income Fund[5]	N/A	N/A	N/A
JNL/Mellon Index 5 Fund	$570,861	$492,707	$474,129
JNL/Mellon DowSM Index Fund	$1,411,532	$1,264,381	$1,015,155
JNL/Mellon Emerging Markets Index Fund	$1,722,675	$1,990,692	$1,968,394
JNL/Mellon Equity Income Fund	$524,253	$294,216	$215,042
JNL/Mellon MSCI KLD 400 Social Index Fund[1]	$67,783	$36,867	$9,495
JNL/Mellon MSCI World Index Fund	$518,524	$530,117	$530,266
JNL/Mellon Nasdaq® 100 Index Fund	$4,412,288	$3,866,469	$2,603,619
JNL/Mellon S&P 500 Index Fund	$7,763,369	$7,421,105	$6,712,841
JNL/Mellon S&P 400 MidCap Index Fund	$3,028,764	$3,098,273	$2,910,618
JNL/Mellon Small Cap Index Fund	$2,436,505	$2,461,896	$2,316,494
JNL/Mellon International Index Fund	$2,577,831	$2,831,266	$3,254,902
JNL/Mellon Bond Index Fund	$1,144,088	$1,138,190	$1,167,040
JNL/Mellon Communication Services Sector Fund	$221,746	$163,437	$193,574
JNL/Mellon Consumer Discretionary Sector Fund	$1,915,866	$1,865,138	$1,536,936
JNL/Mellon Consumer Staples Sector Fund[2]	$148,128	$43,174	$3,270
JNL/Mellon Energy Sector Fund	$1,714,664	$2,169,508	$2,305,897
JNL/Mellon Financial Sector Fund	$1,921,885	$2,188,881	$1,942,259
JNL/Mellon Healthcare Sector Fund	$4,714,200	$4,660,033	$4,247,196
JNL/Mellon Industrials Sector Fund[2]	$91,787	$57,605	$6,706
JNL/Mellon Information Technology Sector Fund	$4,473,302	$4,025,617	$2,966,216
JNL/Mellon Materials Sector Fund[2]	$33,181	$75,603	$15,464
JNL/Mellon Real Estate Sector Fund[2]	$197,324	$172,441	$64,882
JNL S&P 500 Index Fund2z	$53,920	$18,826	$1,431
JNL/Mellon Utilities Sector Fund	$380,965	$123,557	$119,708
JNL/MFS Mid Cap Value Fund	$1,350,654	$1,109,470	$875,266
JNL/Morningstar Wide Moat Index Fund[3]	$831,076	$224,550	N/A
JNL/Neuberger Berman Commodity Strategy Fund	$180,749	$230,754	$23,997
348

	FUND	December 31, 2019	December 31, 2018	December 31, 2017
	JNL/Neuberger Berman Strategic Income Fund	$1,154,751	$1,050,821	$980,703
	JNL/PIMCO Income Fund[2]	$2,000,246	$1,355,478	$216,167
	JNL/PIMCO Investment Grade Credit Bond Fund	$570,922	$449,326	$594,858
	JNL/PIMCO Real Return Fund	$1,669,778	$1,907,327	$2,064,676
	JNL/PPM America Floating Rate Income Fund	$2,329,912	$2,389,926	$2,280,733
	JNL/PPM America High Yield Bond Fund	$2,085,140	$2,205,630	$2,388,417
	JNL/PPM America Small Cap Value Fund	$572,169	$867,250	$810,939
	JNL/PPM America Total Return Fund	$1,230,613	$1,186,201	$1,239,136
	JNL/RAFI® Fundamental Asia Developed Fund	$350,124	$418,958	$411,925
	JNL/RAFI® Fundamental Europe Fund	$505,485	$653,376	$632,403
	JNL/RAFI® Fundamental U.S. Small Cap Fund[4]	$323,889	N/A	N/A
	JNL/RAFI® Multi-Factor U.S. Equity Fund[4]	$2,163,696	N/A	N/A
	JNL/T. Rowe Price Balanced Fund	$749,367	$365,566	$93,863
	JNL/T. Rowe Price Capital Appreciation Fund	$7,016,412	$4,622,475	$2,755,054
	JNL/T. Rowe Price Established Growth Fund	$9,007,551	$8,831,837	$7,349,709
	JNL/T. Rowe Price Mid-Cap Growth Fund	$5,724,545	$5,356,223	$4,538,534
	JNL/T. Rowe Price Short-Term Bond Fund	$1,628,199	$1,544,470	$1,606,376
	JNL/T. Rowe Price U.S. High Yield Fund	$995,634	$926,522	$1,036,018
	JNL/T. Rowe Price Value Fund	$4,215,522	$4,560,928	$4,497,988
	JNL/Vanguard Capital Growth Fund[2]	$406,019	$291,680	$17,024
	JNL/Vanguard Equity Income Fund[2]	$308,419	$151,201	$4,998
	JNL/Vanguard International Fund[2]	$645,648	$571,849	$15,793
	JNL/Vanguard Small Company Growth Fund[2]	$334,383	$264,921	$16,186
	JNL/Vanguard U.S. Stock Market Index Fund[2]	$429,758	$184,493	$5,914
	JNL/Vanguard International Stock Market Index Fund[2]	$438,948	$325,231	$31,355
	JNL/Vanguard Global Bond Market Index Fund[2]	$145,597	$69,975	$2,859
	JNL/Vanguard Moderate ETF Allocation Fund[2]	$350,206	$151,750	$6,062
	JNL/Vanguard Moderate Growth ETF Allocation Fund[2]	$474,861	$232,312	$9,316
	JNL/Vanguard Growth ETF Allocation Fund[2]	$517,610	$276,303	$7,525
	JNL/WCM Focused International Equity Fund	$2,172,069	$2,219,076	$1,803,922
	JNL/Westchester Capital Event Driven Fund	$278,062	$228,818	$440,933
	JNL/WMC Balanced Fund	$7,707,499	$7,324,752	$6,712,880
	JNL/WMC Government Money Market Fund	$1,306,961	$1,193,945	$1,356,675
	JNL/WMC Value Fund	$1,350,644	$1,489,851	$1,691,978
	JNL/Goldman Sachs Competitive Advantage Fund	$2,564,264	$2,744,976	$2,845,304
	JNL/Goldman Sachs Dividend Income & Growth Fund	$4,795,148	$4,921,388	$5,328,619
	JNL/Goldman Sachs Intrinsic Value Fund	$2,353,400	$2,544,348	$2,620,241
	JNL/Goldman Sachs Total Yield Fund	$1,998,715	$2,199,764	$2,323,905
	JNL/Goldman Sachs International 5 Fund	$80,448	$70,424	$98,817
	JNL/Goldman Sachs 4 Fund	$2,988,092	$3,229,389	$3,334,440
	JNL/Goldman Sachs Managed Conservative Fund	$621,421	$683,762	$770,798
	JNL/Goldman Sachs Managed Moderate Fund	$1,467,970	$1,574,051	$1,644,221
	JNL/Goldman Sachs Managed Moderate Growth Fund	$2,731,840	$2,925,800	$2,965,634
	JNL/Goldman Sachs Managed Growth Fund	$2,546,595	$2,671,496	$2,586,629
	JNL/Goldman Sachs Managed Aggressive Growth Fund	$1,113,126	$1,130,780	$1,030,928
	JNL Conservative Allocation Fund	$204,473	$153,739	$91,427
	JNL Moderate Allocation Fund	$279,132	$251,193	$227,326
	JNL Moderate Growth Allocation Fund	$1,154,654	$1,207,927	$871,004
	JNL Growth Allocation Fund	$1,164,799	$1,232,007	$1,051,967
	JNL Aggressive Growth Allocation Fund	$731,308	$781,523	$566,226
[1]	The Fund commenced operations on April 24, 2017.
[2]	The Fund commenced operations on September 25, 2017.
[3]	The Fund commenced operations on August 13, 2018.
[4]	The Fund commenced operations on June 24, 2019.
[5]	The Fund will commence operations on April 27, 2020.

For the fiscal years ended December 31, 2019, December 31, 2018, and December 31, 2017, the fees paid to JNAM by each remaining Fund (after any fee waivers) pursuant to the Administrative Fee Waiver Agreement are listed below. A table outlining any fee waivers that reduced the administrative fee a Fund incurred immediately follows this table.

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FUND	December 31, 2019	December 31, 2018	December 31, 2017
JNL/DFA Growth Allocation Fund[1]	$1,990	$837	$2
JNL/DFA Moderate Growth Allocation Fund[1]	$2,341	$1,139	$2
JNL/DFA International Core Equity Fund[3]	$6,619	N/A	N/A
JNL/DFA U.S. Core Equity Fund	$31,454	$32,568	$9,085
JNL/DFA U.S. Small Cap Fund	$3,544	N/A	N/A
JNL/Mellon DowSM Index Fund	$2,082	$315	N/A
JNL/Mellon MSCI KLD 400 Social Index Fund[1]	$118	$40	N/A
JNL/Mellon MSCI World Index Fund	$1,125	$407	$1
JNL/Mellon Nasdaq® 100 Index Fund	$9,090	$3,462	$80
JNL/Mellon Communication Services Sector Fund	$498	$121	$11
JNL/Mellon Consumer Discretionary Sector Fund	$2,073	$5,718	$2,431
JNL/Mellon Consumer Staples Sector Fund[2]	$462	$137	$3
JNL/Mellon Energy Sector Fund	$1,627	$1,096	$158
JNL/Mellon Financial Sector Fund	$2,535	$1,369	$78
JNL/Mellon Healthcare Sector Fund	$5,266	$8,901	$3,531
JNL/Mellon Industrials Sector Fund[2]	$436	$188	$1
JNL/Mellon Information Technology Sector Fund	$7,522	$2,324	$119
JNL/Mellon Materials Sector Fund[2]	$225	N/A	N/A
JNL/Mellon Real Estate Sector Fund[2]	$1,606	$46,771	$21,176
JNL/Mellon Utilities Sector Fund	$1,167	$176	$2
JNL/RAFI® Fundamental U.S. Small Cap Fund[3]	$868	N/A	N/A
JNL/Vanguard Moderate ETF Allocation Fund[2]	$10,689	$4,259	$15
JNL/Vanguard Moderate Growth ETF Allocation Fund[2]	$14,487	$5,475	$68
JNL/Vanguard Growth ETF Allocation Fund[2]	$18,759	$6,902	$115
JNL/Goldman Sachs International 5 Fund	$555	$196	N/A

[1]	The Fund commenced operations on April 24, 2017.
[2]	The Fund commenced operations on September 25, 2017.
[3]	The Fund commenced operations June 24, 2019.

Custodian and Transfer Agent. The custodian has custody of all securities and cash of the Trust maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

JPMorgan Chase Bank, N.A (“JPMorgan Bank”), 270 Park Avenue, New York, New York 10017, acts as custodian for the Funds listed below. The custodian is an affiliate of J.P. Morgan Investment Management Inc., which acts as Sub-Adviser to certain Funds. JPMorgan Bank is an indirect subsidiary of JPMorgan Chase & Co. JPMorgan Chase Bank, N.A. is an indirect subsidiary of JPMorgan Chase & Co.

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JNL/American Funds Balanced Fund

JNL/American Funds Blue Chip Income and Growth Fund

JNL/American Funds Capital Income Builder Fund

JNL/American Funds Capital World Bond Fund

JNL/American Funds Global Growth Fund

JNL/American Funds Global Small Capitalization Fund

JNL/American Funds Growth Fund

JNL/American Funds Growth-Income Fund

JNL/American Funds International Fund

JNL/American Funds New World Fund

JNL iShares Tactical Moderate Fund

JNL iShares Tactical Moderate Growth Fund

JNL iShares Tactical Growth Fund

JNL Multi-Manager Small Cap Growth Fund

JNL Multi-Manager Small Cap Value Fund

JNL/American Funds Moderate Growth Allocation Fund

JNL/American Funds Growth Allocation Fund

JNL/AQR Large Cap Defensive Style Fund

JNL/AQR Managed Futures Strategy Fund

JNL/BlackRock Advantage International Fund

JNL/BlackRock Global Allocation Fund

JNL/BlackRock Global Natural Resources Fund

JNL/BlackRock Large Cap Select Growth Fund

JNL/First State Global Infrastructure Fund

JNL/Franklin Templeton Global Multisector Bond Fund

JNL/Franklin Templeton Growth Allocation Fund

JNL/Franklin Templeton Income Fund

JNL/Franklin Templeton International Small Cap Fund

JNL/Heitman U.S. Focused Real Estate Fund

JNL/Mellon Index 5 Fund

JNL/Mellon Emerging Markets Index Fund

JNL/Mellon Equity Income Fund

JNL/Mellon MSCI KLD 400 Social Index Fund

JNL/Mellon S&P 500 Index Fund

JNL/Mellon S&P 400 MidCap Index Fund

JNL/Mellon Small Cap Index Fund

JNL/Mellon International Index Fund

JNL/Mellon Bond Index Fund

JNL/Mellon DowSM Index Fund

JNL/Mellon Communication Services Sector Fund

JNL/Mellon Consumer Discretionary Sector Fund

JNL/Mellon Consumer Staples Sector Fund

JNL/Mellon Energy Sector Fund

JNL/Mellon Financial Sector Fund

JNL/Mellon Healthcare Sector Fund

JNL/Mellon Industrials Sector Fund

JNL/Mellon Information Technology Sector Fund

JNL/Mellon Materials Sector Fund

JNL/Mellon Real Estate Sector Fund

JNL S&P 500 Index Fund

JNL/Mellon Utilities Sector Fund

JNL/Morningstar Wide Moat Index Fund

JNL/PIMCO Income Fund

JNL/PIMCO Investment Grade Credit Bond Fund

JNL/PIMCO Real Return Fund

JNL/Vanguard Capital Growth Fund

JNL/Vanguard Equity Income Fund

JNL/Vanguard International Fund

JNL/Vanguard Small Company Growth Fund

JNL/Vanguard U.S. Stock Market Index Fund

JNL/Vanguard International Stock Market Index Fund

JNL/Vanguard Global Bond Market Index Fund

JNL/Vanguard Moderate ETF Allocation Fund

JNL/Vanguard Moderate Growth ETF Allocation Fund

JNL/Vanguard Growth ETF Allocation Fund

JNL/WCM Focused International Equity Fund

JNL/WMC Balanced Fund

JNL/WMC Government Money Market Fund

JNL/WMC Value Fund

JNL/Goldman Sachs Competitive Advantage Fund

JNL/Goldman Sachs Dividend Income & Growth Fund

JNL/Goldman Sachs Intrinsic Value Fund

JNL/Goldman Sachs Total Yield Fund

JNL/Goldman Sachs International 5 Fund

JNL/Goldman Sachs 4 Fund

JNL/Goldman Sachs Managed Conservative Fund

JNL/Goldman Sachs Managed Moderate Fund

JNL/Goldman Sachs Managed Moderate Growth Fund

JNL/Goldman Sachs Managed Growth Fund

JNL/Goldman Sachs Managed Aggressive Growth Fund

JNL Conservative Allocation Fund

JNL Moderate Allocation Fund

JNL Moderate Growth Allocation Fund

JNL Growth Allocation Fund

JNL Aggressive Growth Allocation Fund

State Street Bank & Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the following funds:

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JNL Multi-Manager Alternative Fund

JNL Multi-Manager Emerging Markets Equity Fund

JNL Multi-Manager International Small Cap Fund

JNL Multi-Manager Mid Cap Fund

JNL/AQR Large Cap Relaxed Constraint Equity Fund

JNL/Boston Partners Global Long Short Equity Fund

JNL/Causeway International Select Value Fund

JNL/ClearBridge Large Cap Growth Fund

JNL/DFA Growth Allocation Fund

JNL/DFA Moderate Growth Allocation Fund

JNL/DFA International Core Equity Fund

JNL/DFA U.S. Core Equity Fund

JNL/DFA U.S. Small Cap Fund

JNL/DoubleLine® Core Fixed Income Fund

JNL/DoubleLine® Emerging Markets Fixed Income Fund

JNL/DoubleLine® Shiller Enhanced CAPE® Fund

JNL/DoubleLine® Total Return Fund

JNL/Fidelity Institutional Asset Management® Total Bond Fund

JNL/GQG Emerging Markets Equity Fund

JNL/Harris Oakmark Global Equity Fund

JNL/Invesco Diversified Dividend Fund

JNL/Invesco Global Growth Fund

JNL/Invesco Global Real Estate Fund

JNL/Invesco International Growth Fund

JNL/Invesco Small Cap Growth Fund

JNL/JPMorgan Global Allocation Fund*

JNL/JPMorgan Growth & Income Fund

JNL/JPMorgan Hedged Equity Fund

JNL/JPMorgan MidCap Growth Fund

JNL/JPMorgan U.S. Government & Quality Bond Fund

JNL/Lazard International Strategic Equity Fund

JNL/Loomis Sayles Global Growth Fund

JNL/Lord Abbett Short Duration Income Fund

JNL/Mellon MSCI World Index Fund

JNL/Mellon Nasdaq® 100 Index Fund

JNL/MFS Mid Cap Value Fund

JNL/Neuberger Berman Commodity Strategy Fund

JNL/Neuberger Berman Strategic Income Fund

JNL/PPM America Floating Rate Income Fund

JNL/PPM America High Yield Bond Fund

JNL/PPM America Small Cap Value Fund

JNL/PPM America Total Return Fund

JNL/RAFI® Fundamental Europe Fund

JNL/RAFI® Fundamental Asia Developed Fund

JNL/RAFI® Fundamental U.S. Small Cap Fund

JNL/RAFI® Multi-Factor U.S. Equity Fund

JNL/T. Rowe Price Balanced Fund

JNL/T. Rowe Price Capital Appreciation Fund

JNL/T. Rowe Price Established Growth Fund

JNL/T. Rowe Price Mid-Cap Growth Fund

JNL/T. Rowe Price Short-Term Bond Fund

JNL/T. Rowe Price U.S. High Yield Fund

JNL/T. Rowe Price Value Fund

JNL/Westchester Capital Event Driven Fund

* The assets of the JNL/JPMorgan Global Allocation Fund that are sub-advised by JPMorgan are held by State Street. The assets of the JNL/JPMorgan Global Allocation Fund that are sub-advised by Ivy are held by JPMorgan Bank.

JNAM provides transfer agent and dividend-paying services to each Fund of the Trust. In providing these services, JNAM assists in the preparation of Fund regulatory reports and reports to the management of the Trust, processes purchase orders and redemption requests, furnishes confirmations and disburses redemption proceeds, acts as income disbursing agent, provides periodic statements of account to shareholders, and prepares and files tax returns, among other things. JNAM is compensated for these services through its advisory fee.

Independent Registered Public Accounting Firm. The Board has appointed KPMG LLP as the Trust’s independent registered public accounting firm. KPMG LLP, 200 E. Randolph Street, Chicago, Illinois 60601, will audit and report on the Trust’s annual financial statements and will perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

The Distributor. Jackson National Life Distributors LLC (the “Distributor” or “JNLD”), 300 Innovation Drive, Franklin, Tennessee 37067 is the statutory underwriter and facilitates the registration and distribution of shares of the Funds on a continuous basis. The Distributor is not obligated to sell any specific amount of shares. JNLD is a wholly-owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom. Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America, or with The Prudential Assurance Company Ltd., a subsidiary of M&G plc, a company incorporated in the United Kingdom.

The Distributor also has the following relationships with the Sub-Advisers and their affiliates. The Distributor receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate. The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser’s participation. A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives selling and other compensation from them in connection with those activities, as described in the Prospectus or statement of additional information for those funds. In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (“Contracts”) issued by Jackson and its subsidiary Jackson NY.

American Funds Distributors, Inc. (“AFD”) is the distributor of the AFIS Master Funds’ shares. AFD is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

Vanguard Marketing Corporation (“VMC”) is the distributor of the Vanguard Master Funds’ shares. VMC is located at 100 Vanguard Boulevard, Malvern, PA 19355.

Distribution Plan. The Board of Trustees of the Trust, including all of the Independent Trustees, has approved an Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”) with respect to the Class A shares of each Fund. In adopting the Plan, the Board of Trustees, including all of the Independent Trustees, concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders. All of the Independent Trustees also unanimously approved that the Plan be submitted to shareholders holding Class A shares of each Fund of the Trust. Under the Plan, each Fund’s Class A shares are charged a shareholder services and distribution fee (“12b-1 fee”) at the annual rate of 0.30% of the average daily net assets attributable to the Class A shares of the Fund.

The Board, including all of the Independent Trustees, also approved an amended and restated distribution agreement between the Trust and JNLD (“Distribution Agreement”). The Distribution Agreement reflects the provisions of the Plan and provides for the payment of the 12b-1 fee with respect to Class A shares of each Fund.

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Under the Plan with respect to each Fund, the 12b-1 fee is calculated and accrued daily and paid to JNLD within forty-five (45) days of the end of each month or at such other intervals as the Board determines. The fee is computed at an annual rate of 0.30% of the average daily net assets attributable to the Class A shares of the Fund. To the extent consistent with the Plan and applicable law, JNLD may use the 12b-1 fees to finance certain distribution and related service expenses that are primarily intended to result in the sale of such Class A Shares of the Funds or compensate broker-dealers, administrators, financial intermediaries or others for providing or assisting in providing distribution and related additional services.

The fee compensates JNLD and its affiliates for providing distribution and other services and paying certain distribution and other service expenses. The activities covered under the Plan include, but are not limited to, the following:

●	Developing, preparing, printing, and mailing of Fund sales literature and other promotional material describing and/or relating to the Funds, including materials intended for use by Jackson National Life Insurance Company and its affiliates, or for broker-dealer only use or retail use;
●	Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of Fund shares;
●	Paying compensation to and expenses, including overhead, of employees of JNLD that engage in the distribution of variable insurance products that offer the Funds (“Insurance Contracts”);
●	Paying compensation to broker-dealers or other financial intermediaries that engage in the distribution of Insurance Contracts, including, but not limited to, certain commissions, servicing fees and marketing fees;
●	Providing services, related to the Funds, to Insurance Contract owners; such services will include, but not be limited to, assisting the Funds with proxy solicitations, obtaining information, answering questions, providing explanations to Insurance Contract owners regarding the Funds’ investment objectives and policies and other information about the Funds, including the performance of the Funds, and developing and providing electronic capabilities or information technology platforms to assist in providing any of the foregoing services to Insurance Contract owners;
●	Printing and mailing of Fund prospectuses, statements of additional information, supplements, and annual and semiannual reports for prospective owners of Insurance Contracts;
●	Training sales personnel regarding sales of Insurance Contracts on matters related to the Funds;
●	Compensating sales personnel in connection with the allocation of cash values and premiums of the Insurance Contracts to the Funds;
●	Providing periodic reports to the Funds and regarding the Funds to third-party reporting services;
●	Reconciling and balancing separate account investments in the Funds;
●	Reconciling and providing notice to the Funds of net cash flow and cash requirements for net redemption orders;
●	Confirming transactions; and
●	Financing other activities that the Board determines are primarily intended to result, directly or indirectly, in the servicing or sale of Fund shares.

The Plan provides (1) that it is subject to annual approval of continuance by the Trustees and the Independent Trustees; (2) that the Distributor must provide the Board with a quarterly written report of payments made under the Plan and the purpose of the payments; and (3) that the Plan may be terminated at any time by the vote of a majority of the Independent Trustees, or a majority of the outstanding voting securities of the Trust entitled to vote. The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Trustees.

For the fiscal year ended on December 31, 2019, the 12b-1 fees paid by the Funds with respect to the Class A shares were as follows:

Fund	December 31, 2019
JNL/American Funds Balanced Fund	$3,930,927
JNL/American Funds® Blue Chip Income and Growth Fund	$9,424,167
JNL/American Funds Capital Income Builder Fund	$209,445
JNL/American Funds Capital World Bond Fund	$1,493,757
JNL/American Funds® Global Growth Fund	$1,000,010

353

Fund	December 31, 2019
JNL/American Funds Global Small Capitalization Fund	$2,091,944
JNL/American Funds® Growth Fund	$2,706,195
JNL/American Funds Growth-Income Fund	$21,192,359
JNL/American Funds International Fund	$5,571,573
JNL/American Funds New World Fund	$4,080,680
JNL Multi-Manager Alternative Fund	$46,091
JNL Multi-Manager Emerging Markets Equity Fund	$1,224,909
JNL Multi-Manager International Small Cap Fund	$6,886
JNL Multi-Manager Mid Cap Fund	$477,052
JNL Multi-Manager Small Cap Growth Fund	$5,374,422
JNL Multi-Manager Small Cap Value Fund	$1,992,868
JNL iShares Tactical Moderate Fund	$423,437
JNL iShares Tactical Moderate Growth Fund	$832,081
JNL iShares Tactical Growth Fund	$702,074
JNL/American Funds Moderate Growth Allocation Fund	$6,914,650
JNL/American Funds Growth Allocation Fund	$7,722,861
JNL/AQR Large Cap Defensive Style Fund	$28,294
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$951,554
JNL/AQR Managed Futures Strategy Fund	$309,098
JNL/BlackRock Advantage International Fund	$2,101
JNL/BlackRock Global Allocation Fund	$10,635,852
JNL/BlackRock Global Natural Resources Fund	$1,953,312
JNL/BlackRock Large Cap Select Growth Fund	$8,409,662
JNL/Boston Partners Global Long Short Equity Fund	$121,038
JNL/Causeway International Value Select Fund	$1,450,448
JNL/ClearBridge Large Cap Growth Fund	$740,003
JNL/DFA Growth Allocation Fund	$568,701
JNL/DFA Moderate Growth Allocation Fund	$438,461
JNL/DFA International Core Equity Fund	$5,896
JNL/DFA U.S. Core Equity Fund	$3,433,165
JNL/DFA U.S. Small Cap Fund	$353,914
JNL/DoubleLine® Core Fixed Income Fund	$8,466,633
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$99,575
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$3,556,695
JNL/DoubleLine® Total Return Fund	$3,158,599
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$2,664,223
JNL/First State Global Infrastructure Fund	$2,332,172
JNL/Franklin Templeton Global Multisector Bond Fund	$1,982,592
JNL/Franklin Templeton Growth Allocation Fund	$3,628,331
JNL/Franklin Templeton Income Fund	$5,552,650
JNL/Franklin Templeton International Small Cap Fund	$1,753,836
JNL/GQG Emerging Markets Equity Fund	$140,837
JNL/Harris Oakmark Global Equity Fund	$1,309,414
JNL/Heitman U.S. Focused Real Estate Fund	$50,399
JNL/Invesco Diversified Dividend Fund	$230,269
JNL/Invesco Global Growth Fund	$5,299,478
JNL/Invesco Global Real Estate Fund	$3,596,728
JNL/Invesco International Growth Fund	$2,702,164
JNL/Invesco Small Cap Growth Fund	$5,290,393
JNL/JPMorgan Global Allocation Fund	$103,791
JNL/JPMorgan Growth & Income Fund	$1,832,587
JNL/JPMorgan Hedged Equity Fund	$160,068
JNL/JPMorgan MidCap Growth Fund	$5,537,482
JNL/JPMorgan U.S. Government & Quality Bond Fund	$2,705,359
JNL/Lazard International Strategic Equity Fund	$219,001
JNL/Loomis Sayles Global Growth Fund	$6,345
JNL/Lord Abbett Short Duration Income Fund	N/A
JNL/Mellon Index 5 Fund	$3,421,806
354

Fund	December 31, 2019
JNL/Mellon DowSM Index Fund	$2,810,571
JNL/Mellon Emerging Markets Index Fund	$3,425,165
JNL/Mellon Equity Income Fund	$631,803
JNL/Mellon MSCI KLD 400 Social Index Fund	$134,857
JNL/Mellon MSCI World Index Fund	$1,030,300
JNL/Mellon Nasdaq® 100 Index Fund	$8,793,624
JNL/Mellon S&P 500 Index Fund	$24,107,036
JNL/Mellon S&P 400 MidCap Index Fund	$8,303,138
JNL/Mellon Small Cap Index Fund	$6,517,369
JNL/Mellon International Index Fund	$4,373,266
JNL/Mellon Bond Index Fund	$2,676,288
JNL/Mellon Communication Services Sector Fund	$440,504
JNL/Mellon Consumer Discretionary Sector Fund	$3,819,296
JNL/Mellon Consumer Staples Sector Fund	$293,486
JNL/Mellon Energy Sector Fund	$3,419,565
JNL/Mellon Financial Sector Fund	$3,828,562
JNL/Mellon Healthcare Sector Fund	$9,463,366
JNL/Mellon Industrials Sector Fund	$180,955
JNL/Mellon Information Technology Sector Fund	$8,938,118
JNL/Mellon Materials Sector Fund	$65,011
JNL/Mellon Real Estate Sector Fund	$385,010
JNL S&P 500 Index Fund	N/A
JNL/Mellon Utilities Sector Fund	$754,932
JNL/MFS Mid Cap Value Fund	$3,484,167
JNL/Morningstar Wide Moat Index Fund	$246,014
JNL/Neuberger Berman Commodity Strategy Fund	$53,353
JNL/Neuberger Berman Strategic Income Fund	$1,948,841
JNL/PIMCO Income Fund	$1,672,569
JNL/PIMCO Investment Grade Credit Bond Fund	$1,162,232
JNL/PIMCO Real Return Fund	$3,117,578
JNL/PPM America Floating Rate Income Fund	$4,567,802
JNL/PPM America High Yield Bond Fund	$4,663,443
JNL/PPM America Small Cap Value Fund	$1,652,201
JNL/PPM America Total Return Fund	$1,197,187
JNL/RAFI® Fundamental Asia Developed Fund	$699,175
JNL/RAFI® Fundamental Europe Fund	$1,009,979
JNL/RAFI® Fundamental U.S. Small Cap Fund	$1,343,116
JNL/RAFI® Multi-Factor U.S. Equity Fund	$8,386,072
JNL/T. Rowe Price Balanced Fund	$1,498,729
JNL/T. Rowe Price Capital Appreciation Fund	$13,686,708
JNL/T. Rowe Price Established Growth Fund	$20,684,238
JNL/T. Rowe Price Mid-Cap Growth Fund	$16,637,762
JNL/T. Rowe Price Short-Term Bond Fund	$3,333,278
JNL/T. Rowe Price U.S. High Yield Fund	$347,373
JNL/T. Rowe Price Value Fund	$6,014,407
JNL/Vanguard Capital Growth Fund	$1,038,369
JNL/Vanguard Equity Income Fund	$796,071
JNL/Vanguard International Fund	$1,661,127
JNL/Vanguard Small Company Growth Fund	$850,425
JNL/Vanguard U.S. Stock Market Index Fund	$1,261,833
JNL/Vanguard International Stock Market Index Fund	$856,972
JNL/Vanguard Global Bond Market Index Fund	$284,477
JNL/Vanguard Moderate ETF Allocation Fund	$673,691
JNL/Vanguard Moderate Growth ETF Allocation Fund	$913,505
JNL/Vanguard Growth ETF Allocation Fund	$988,324
JNL/WCM Focused International Equity Fund	$413,449
JNL/Westchester Capital Event Driven Fund	$122,460
JNL/WMC Balanced Fund	$24,608,259
355

Fund	December 31, 2019
JNL/WMC Government Money Market Fund	$3,878,198
JNL/WMC Value Fund	$2,293,795
JNL/Goldman Sachs Competitive Advantage Fund	$2,945,391
JNL/Goldman Sachs Dividend Income & Growth Fund	$10,215,248
JNL/Goldman Sachs Intrinsic Value Fund	$2,328,975
JNL/Goldman Sachs Total Yield Fund	$1,264,403
JNL/Goldman Sachs International 5 Fund	$157,568
JNL/Goldman Sachs 4 Fund	$18,893,679
JNL/Goldman Sachs Managed Conservative Fund	$3,724,301
JNL/Goldman Sachs Managed Moderate Fund	$8,798,786
JNL/Goldman Sachs Managed Moderate Growth Fund	$17,191,859
JNL/Goldman Sachs Managed Growth Fund	$15,956,957
JNL/Goldman Sachs Managed Aggressive Growth Fund	$6,652,683
JNL Conservative Allocation Fund	$1,219,597
JNL Moderate Allocation Fund	$1,663,576
JNL Moderate Growth Allocation Fund	$6,917,257
JNL Growth Allocation Fund	$6,962,092
JNL Aggressive Growth Allocation Fund	$4,367,696
[1] The Fund commenced operations June 24, 2019

Distribution Plan of the Master Funds.

Each AFIS Master Fund does not charge a 12b-1 fee for the Class 1 shares into which the JNL/American Funds Feeder Funds invest. For additional information regarding the distribution of the AFIS Master Funds, please see the AFIS Master Fund’s SAI, which is delivered together with this SAI.

The Vanguard Master Funds do not charge a 12b-1 fee on the Investor shares in which the Feeder Funds invest. For additional information regarding the distribution of the Vanguard Master Funds, please see the Vanguard Master Funds’ SAI, which is delivered together with this SAI.

Fund Transactions and Brokerage. Because the Feeder Funds invest their assets in the Master Funds, JNAM does not currently execute portfolio transactions on behalf of the Feeder Funds. However, if JNAM or a Sub-Adviser begins to provide portfolio management services to a Feeder Fund, JNAM or the Sub-Adviser would execute portfolio transactions for the Feeder Fund pursuant to the policies and procedures described below. Because the Feeder Funds do not invest directly in portfolio securities, the Feeder Funds do not pay any brokerage commissions. For information about the brokerage commissions paid by each Master Fund for the last three fiscal years ended December 31, see the applicable Master Funds' SAI, which was provided with this SAI and is available upon request.

Pursuant to the Investment Sub-Advisory Agreements, the Sub-Advisers (except SPIAS) are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust's Directed Brokerage Guidelines, which are described below, the Sub-Advisers may place portfolio securities orders with broker-dealers selected in their discretion. The Sub-Advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results in commission rates and prices paid for securities for the Trust (“best execution”), and each Sub-Adviser has adopted policies and procedures intended to assist it in fulfilling that obligation. In doing so, a Fund may pay higher commission rates than the lowest available when a Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, OTC equities, and certain derivative instruments) and/or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds’ transactions. Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer. For securities traded primarily in the OTC market, the Sub-Adviser may deal directly with dealers who make a market in the securities. Such dealers usually act as principals for their own account. Securities may also be purchased from various market centers.

356

In selecting broker-dealers through which to effect transactions, each applicable Sub-Adviser considers a number of factors described in its policy and procedures. The Sub-Advisers’ policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission (if any) the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution. The Sub-Adviser’s selection of a broker-dealer based on one or more of these factors, either in terms of a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Investment Sub-Advisory Agreements, and subject to best execution, the Sub-Advisers also expressly are permitted to consider the value and quality of any “brokerage and research services” (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended, and typically referred to as “soft dollars”), including securities research, or statistical, quotation, or valuation services provided to the Sub-Adviser by the broker-dealer. In placing a purchase or sale order, a Sub-Adviser may use a broker-dealer whose commission for effecting the transaction is higher than that another broker-dealer might have charged for the same transaction, if the Sub-Adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser. Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. A Sub-Adviser may use research services provided by broker-dealers through which the Sub-Adviser effects Fund transactions in serving any or all of its accounts, and the Sub-Adviser may not use all such services in connection with its’ services to the Trust.

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a Sub-Adviser in addition to selling the securities to the Fund or other advisory clients of the Sub-Adviser.

During the fiscal year ended December 31, 2019, the following Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which may have provided research services to the Funds' Sub-Advisers:

FUND	Estimated Gross Dollar Value of Purchases/Sales Directed to Broker/Dealers Providing Research And Brokerage Services As Defined by Section 28(E) Of The Securities Exchange Act of 1934	Estimated Commissions on Purchases/Sales Directed to Broker/Dealers Providing Research and Brokerage Services as Defined by Section 28(E) Of The Securities Exchange Act of 1934.
JNL Multi-Manager Alternative Fund	$502,023,553	$365,100
JNL Multi-Manager Emerging Markets Equity Fund	$208,080,310	$323,520
JNL Multi-Manager International Small Cap Fund	$132,293,911	$201,239
JNL Multi-Manager Mid Cap Fund	$363,937,445	$191,423
JNL Multi-Manager Small Cap Growth Fund	$2,247,443,483	$1,546,202
JNL Multi-Manager Small Cap Value Fund	$747,203,207	$731,601
JNL/BlackRock Advantage International Fund	$75,943	$65
JNL/BlackRock Global Allocation Fund	$1,049,767,594	$677,283
JNL/BlackRock Global Natural Resources Fund	$223,271,032	$212,286
JNL/BlackRock Large Cap Select Growth Fund	$1,663,622,646	$386,426
JNL/Boston Partners Global Long Short Equity Fund	$342,729,434	$281,397
JNL/Causeway International Value Select Fund	$492,325,021	$567,384
JNL/ClearBridge Large Cap Growth Fund	$140,314,975	$53,732
JNL/DFA International Core Equity Fund	$737,516	$952
JNL/DFA U.S. Core Equity Fund	$91,918	$61
JNL/DFA U.S. Small Cap Fund	$290,892	$276
JNL/First State Global Infrastructure Fund	$284,778,578	$157,717
357

FUND	Estimated Gross Dollar Value of Purchases/Sales Directed to Broker/Dealers Providing Research And Brokerage Services As Defined by Section 28(E) Of The Securities Exchange Act of 1934	Estimated Commissions on Purchases/Sales Directed to Broker/Dealers Providing Research and Brokerage Services as Defined by Section 28(E) Of The Securities Exchange Act of 1934.
JNL/Franklin Templeton Growth Allocation Fund	$148,957,120	$92,200
JNL/Franklin Templeton Income Fund	$335,224,168	$234,265
JNL/Franklin Templeton International Small Cap Fund	$161,023,749	$219,708
JNL/GQG Emerging Markets Equity Fund	$763,498,130	$808,782
JNL/Harris Oakmark Global Equity Fund	$51,299,613	$37,685
JNL/Heitman U.S. Focused Real Estate Fund	$486,365,424	$321,663
JNL/Invesco Diversified Dividend Fund	$215,478,550	$78,395
JNL/Invesco Global Growth Fund	$572,372,386	$361,475
JNL/Invesco Global Real Estate Fund	$1,077,829,166	$1,210,020
JNL/Invesco International Growth Fund	$480,141,639	$852,235
JNL/Invesco Small Cap Growth Fund	$1,202,766,681	$635,869
JNL/JPMorgan Global Allocation Fund	$2,609,877	$945
JNL/JPMorgan Growth & Income Fund	$105,691,964	$108,084
JNL/JPMorgan Hedged Equity Fund	$19,274,979	$7,756
JNL/JPMorgan MidCap Growth Fund	$704,584,134	$203,747
JNL/Lazard International Strategic Equity Fund	$41,130,023	$63,464
JNL/Loomis Sayles Global Growth Fund	$80,248,819	$62,853
JNL/Mellon Emerging Markets Index Fund	$18,727,330	$55,533
JNL/Mellon Equity Income Fund	$101,401,343	$60,998
JNL/Mellon MSCI World Index Fund	$13	N/A
JNL/MFS Mid Cap Value Fund	$180,243,939	$175,235
JNL/Neuberger Berman Strategic Income Fund	$246,740	$462
JNL/PPM America Floating Rate Income Fund	$17,356,385	$10,459
JNL/PPM America Small Cap Value Fund	$283,498,722	$292,122
JNL/RAFI® Fundamental Asia Developed Fund	$446,482	$223
JNL/T. Rowe Price Balanced Fund	$111,009,061	$50,340
JNL/T. Rowe Price Capital Appreciation Fund	$345,022,363	$219,921
JNL/T. Rowe Price Established Growth Fund	$1,583,200,739	$646,826
JNL/T. Rowe Price Mid-Cap Growth Fund	$1,473,833,081	$736,488
JNL/T. Rowe Price Value Fund	$4,211,061,834	$1,710,257
JNL/WCM Focused International Equity Fund	$535,341,450	$631,535
JNL/Westchester Capital Event Driven Fund	$558,100,001	$425,985
JNL/WMC Balanced Fund	$1,415,899,908	$724,730
JNL/WMC Value Fund	$476,213,442	$320,458
JNL/Goldman Sachs International 5 Fund	$5,044	$4

The estimates above are based upon custody data provided to Capital Institutional Services, Inc., a third-party transaction cost analysis provider, using the following methodology: Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions. U.S. dollar (“USD”) transactions executed at commission rates below $0.02 per share, non-USD developed market transactions executed at 8 basis points and below, and non-USD emerging market transactions executed at 12 basis points and below are considered to be executed at discounted rates. For example, Commission paid on USD transactions at rates at or above $0.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Securities and Exchange Act of 1934. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.

Pursuant to the Trust’s Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust’s investment adviser, and each of the Sub-Advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a “Sub-Adviser”), acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

358

In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and the Sub-Advisers, may not take into account the broker-dealers’ promotion or sale of variable contracts that invest in Fund shares. The Trust, JNAM, the Sub-Advisers and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust’s portfolio transactions effected through any other broker-dealer.

From time to time, the Board will review whether the Sub-Adviser’s use of the recapture program for the benefit of the Funds, and the portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable. The Board intends to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of its business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

Subject to Rule 17e-1 under the 1940 Act, portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser, or a Sub-Adviser, if, in the Sub-Adviser’s judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions. The Board has adopted procedures and such transactions are reported to the Board on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, Sub-Advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the Sub-Adviser is a member. The Board has adopted procedures and all such transactions are reported to the Board on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, Sub-Advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Sub-Adviser. The Board has adopted procedures and all such transactions are reported to the Board on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a Sub-Adviser, or an affiliated company. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the Adviser or the Sub-Adviser believes that to do so is in the interest of a Fund and the other accounts participating. When such concurrent authorizations occur, the executions will be allocated in an equitable manner.

During the past three fiscal years, the following Funds paid the following amounts in brokerage commissions for portfolio transactions:

Fund	December 31, 2019	December 31, 2018	December 31, 2017
JNL/American Funds Balanced Fund	N/A	N/A	$156,780
JNL/American Funds® Blue Chip Income and Growth Fund	N/A	N/A	N/A
JNL/American Funds Capital Income Builder Fund	N/A	N/A	N/A
JNL/American Funds Capital World Bond Fund	N/A	N/A	N/A
JNL/American Funds® Global Growth Fund	N/A	N/A	N/A
JNL/American Funds Global Small Capitalization Fund	N/A	N/A	N/A
JNL/American Funds® Growth Fund	N/A	N/A	N/A
JNL/American Funds Growth-Income Fund	N/A	N/A	N/A
JNL/American Funds International Fund	N/A	N/A	N/A
JNL/American Funds New World Fund	N/A	N/A	N/A
JNL Multi-Manager Alternative Fund	$979,185	$1,186,373	$1,883,080
JNL Multi-Manager Emerging Markets Equity Fund	$451,292	$395,914	$344,863
JNL Multi-Manager International Small Cap Fund	$321,777	$357,569	N/A
JNL Multi-Manager Mid Cap Fund	$297,887	$322,957	$341,909
359

Fund	December 31, 2019	December 31, 2018	December 31, 2017
JNL Multi-Manager Small Cap Growth Fund	$2,189,845	$2,253,593	$2,121,943
JNL Multi-Manager Small Cap Value Fund	$1,652,789	$1,856,779	$2,118,035
JNL iShares Tactical Moderate Fund	$10,216	$7,496	$3,973
JNL iShares Tactical Moderate Growth Fund	$14,527	$13,482	$7,959
JNL iShares Tactical Growth Fund	$12,570	$9,396	$5,585
JNL/American Funds Moderate Growth Allocation Fund	N/A	N/A	N/A
JNL/American Funds Growth Allocation Fund	N/A	N/A	N/A
JNL/AQR Large Cap Defensive Style Fund	$2,188	N/A	N/A
JNL/AQR Large Cap Relaxed Constraint Equity Fund	$24,060	$30,725	$257,796
JNL/AQR Managed Futures Strategy Fund	$180,355	$358,737	$533,225
JNL/BlackRock Advantage International Fund	$16,455	N/A	N/A
JNL/BlackRock Global Allocation Fund	$1,594,141	$1,153,169	$1,028,076
JNL/BlackRock Global Natural Resources Fund	$430,768	$416,763	$648,305
JNL/BlackRock Large Cap Select Growth Fund	$555,041	$568,337	$689,777
JNL/Boston Partners Global Long Short Equity Fund	$915,782	$1,095,576	$1,327,122
JNL/Causeway International Value Select Fund	$771,585	$904,529	$910,195
JNL/ClearBridge Large Cap Growth Fund	$110,579	$53,204	$78,637
JNL/DFA Growth Allocation Fund	N/A	N/A	N/A
JNL/DFA Moderate Growth Allocation Fund	N/A	N/A	N/A
JNL/DFA International Core Equity Fund	$23,495	N/A	N/A
JNL/DFA U.S. Core Equity Fund	$23,908	$23,865	$32,378
JNL/DFA U.S. Small Cap Fund	$25,171	$20,996	$41,898
JNL/DoubleLine® Core Fixed Income Fund	N/A	N/A	$383,538
JNL/DoubleLine® Emerging Markets Fixed Income Fund	N/A	N/A	N/A
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	N/A	N/A	N/A
JNL/DoubleLine® Total Return Fund	N/A	N/A	N/A
JNL/Fidelity Institutional Asset Management® Total Bond Fund	$58,777	$89,314	$84,983
JNL/First State Global Infrastructure Fund	$522,895	$2,245,107	$2,177,299
JNL/Franklin Templeton Global Multisector Bond Fund	N/A	N/A	N/A
JNL/Franklin Templeton Growth Allocation Fund	$244,108	N/A	N/A
JNL/Franklin Templeton Income Fund	$294,545	$537,889	$263,045
JNL/Franklin Templeton International Small Cap Fund	$290,389	$414,253	$392,245
JNL/GQG Emerging Markets Equity Fund	$702,234	$896,342	$641,932
JNL/Harris Oakmark Global Equity Fund	$247,083	$333,112	$364,830
JNL/Heitman U.S. Focused Real Estate Fund	$380,859	$229,251	N/A
JNL/Invesco Diversified Dividend Fund	$125,269	$81,193	$119,814
JNL/Invesco Global Growth Fund	$420,846	$456,350	$419,422
JNL/Invesco Global Real Estate Fund	$1,433,747	$1,859,531	$1,853,076
JNL/Invesco International Growth Fund	$1,042,482	$1,593,372	$1,481,639
JNL/Invesco Small Cap Growth Fund	$690,346	$459,059	$408,898
JNL/JPMorgan Global Allocation Fund	$36,098	$11,473	$10,228
JNL/JPMorgan Growth & Income Fund	$140,979	$230,202	$143,047
JNL/JPMorgan Hedged Equity Fund	$98,211	$20,064	N/A
JNL/JPMorgan MidCap Growth Fund	$459,817	$522,979	$491,648
JNL/JPMorgan U.S. Government & Quality Bond Fund	N/A	N/A	N/A
JNL/Lazard International Strategic Equity Fund	$122,814	$96,146	$56,155
JNL/Loomis Sayles Global Growth Fund	$82,910	$198,453	N/A
JNL/Lord Abbett Short Duration Income Fund	N/A	N/A	N/A
JNL/Mellon Index 5 Fund	N/A	N/A	N/A
JNL/Mellon DowSM Index Fund	$7,291	$9,070	$9,855
JNL/Mellon Emerging Markets Index Fund	$200,116	$218,859	$518,615
JNL/Mellon Equity Income Fund	$167,424	$118,086	$67,279
JNL/Mellon MSCI KLD 400 Social Index Fund	$1,740	$1,154	$1,965
360

Fund	December 31, 2019	December 31, 2018	December 31, 2017
JNL/Mellon MSCI World Index Fund	$4,625	$4,957	$173,709
JNL/Mellon Nasdaq® 100 Index Fund	$12,728	$19,641	$46,365
JNL/Mellon S&P 500 Index Fund	$29,142	$49,679	$82,942
JNL/Mellon S&P 400 MidCap Index Fund	$14,528	$14,998	$26,473
JNL/Mellon Small Cap Index Fund	$54,846	$56,567	$71,352
JNL/Mellon International Index Fund	$36,301	$52,199	$237,134
JNL/Mellon Bond Index Fund	N/A	N/A	N/A
JNL/Mellon Communication Services Sector Fund	$16,475	$17,592	$13,431
JNL/Mellon Consumer Discretionary Sector Fund	$10,233	$19,134	$16,434
JNL/Mellon Consumer Staples Sector Fund	$8,795	$6,655	$1,991
JNL/Mellon Energy Sector Fund	$26,761	$23,439	$27,580
JNL/Mellon Financial Sector Fund	$18,140	$17,866	$48,733
JNL/Mellon Healthcare Sector Fund	$26,769	$26,867	$17,461
JNL/Mellon Industrials Sector Fund	$6,466	$8,223	$3,927
JNL/Mellon Information Technology Sector Fund	$22,734	$29,300	$43,686
JNL/Mellon Materials Sector Fund	$2,319	$15,567	$7,458
JNL/Mellon Real Estate Sector Fund	$22,083	$28,111	$34,172
JNL S&P 500 Index Fund	$2,731	$2,324	$428
JNL/Mellon Utilities Sector Fund	$21,988	$13,876	$2,169
JNL/MFS Mid Cap Value Fund	$267,999	$293,771	$791,128
JNL/Morningstar Wide Moat Index Fund	$27,318	$27,526	N/A
JNL/Neuberger Berman Commodity Strategy Fund	$101,609	$101,061	$8,863
JNL/Neuberger Berman Strategic Income Fund	$44,326	$84,669	$82,770
JNL/PIMCO Income Fund	$39,945	$28,762	$2,432
JNL/PIMCO Investment Grade Credit Bond Fund	$8,413	$8,263	$2,189
JNL/PIMCO Real Return Fund	$143,283	$65,096	$61,565
JNL/PPM America Floating Rate Income Fund	$15,865	$3,377	$1,977
JNL/PPM America High Yield Bond Fund	$87,279	$23,461	$46,216
JNL/PPM America Small Cap Value Fund	$448,833	$538,541	$660,540
JNL/PPM America Total Return Fund	$31,227	$10,969	$15,855
JNL/RAFI® Fundamental Asia Developed Fund	$295,371	$163,578	$137,864
JNL/RAFI® Fundamental Europe Fund	$430,286	$208,252	$174,457
JNL/RAFI® Fundamental U.S. Small Cap Fund	$464,097	$171,368	$296,902
JNL/RAFI® Multi-Factor U.S. Equity Fund	$1,031,780	$430,703	$564,542
JNL/T. Rowe Price Balanced Fund	$102,478	$198,881	N/A
JNL/T. Rowe Price Capital Appreciation Fund	$641,804	$535,275	$440,384
JNL/T. Rowe Price Established Growth Fund	$991,246	$1,559,437	$1,930,150
JNL/T. Rowe Price Mid-Cap Growth Fund	$940,627	$908,256	$936,289
JNL/T. Rowe Price Short-Term Bond Fund	$37,922	$24,813	$32,198
JNL/T. Rowe Price U.S. High Yield Fund	N/A	N/A	$1,277
JNL/T. Rowe Price Value Fund	$2,744,016	$3,595,408	$2,787,309
JNL/Vanguard Capital Growth Fund	N/A	N/A	N/A
JNL/Vanguard Equity Income Fund	N/A	N/A	N/A
JNL/Vanguard International Fund	N/A	N/A	N/A
JNL/Vanguard Small Company Growth Fund	N/A	N/A	N/A
JNL/Vanguard U.S. Stock Market Index Fund	N/A	N/A	N/A
JNL/Vanguard International Stock Market Index Fund	N/A	N/A	N/A
JNL/Vanguard Global Bond Market Index Fund	N/A	N/A	N/A
JNL/Vanguard Moderate ETF Allocation Fund	$17,684	$13,224	$4,380
JNL/Vanguard Moderate Growth ETF Allocation Fund	$16,594	$17,427	$6,136
JNL/Vanguard Growth ETF Allocation Fund	$15,372	$23,131	$5,209
JNL/WCM Focused International Equity Fund	$791,200	$833,755	$962,525
JNL/Westchester Capital Event Driven Fund	$1,129,204	$855,772	$1,699,954
361

	Fund	December 31, 2019	December 31, 2018	December 31, 2017
	JNL/WMC Balanced Fund	$980,150	$1,540,099	$1,313,504
	JNL/WMC Government Money Market Fund	N/A	N/A	N/A
	JNL/WMC Value Fund	$514,970	$354,635	$282,604
	JNL/Goldman Sachs Competitive Advantage Fund	$117,103	$136,849	$127,137
	JNL/Goldman Sachs Dividend Income & Growth Fund	$344,305	$427,644	$285,866
	JNL/Goldman Sachs Intrinsic Value Fund	$313,973	$358,553	$327,966
	JNL/Goldman Sachs Total Yield Fund	$327,001	$357,257	$273,975
	JNL/Goldman Sachs International 5 Fund	$16,838	$20,708	$82,878
	JNL/Goldman Sachs 4 Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Conservative Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Moderate Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Moderate Growth Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Growth Fund	N/A	N/A	N/A
	JNL/Goldman Sachs Managed Aggressive Growth Fund	N/A	N/A	N/A
	JNL Conservative Allocation Fund	N/A	N/A	N/A
	JNL Moderate Allocation Fund	N/A	N/A	N/A
	JNL Moderate Growth Allocation Fund	N/A	N/A	N/A
	JNL Growth Allocation Fund	N/A	N/A	N/A
	JNL Aggressive Growth Allocation Fund	N/A	N/A	N/A
[1]	The Fund commenced operations April 24, 2017
[2]	The Fund commenced operations September 25, 2017
[3]	The Fund commenced operations August 13, 2018
[4]	The Fund commenced operations June 24, 2019

Differences in the amount of brokerage commissions paid by a Fund during a Fund’s three most recent fiscal years (as disclosed in the table above) could be the result of (i) active trading strategies employed by the Sub-Adviser when responding to changes in market conditions; (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions; (iii) rebalancing portfolios to reflect the results of the Sub-Adviser’s portfolio management models; (iv) changes in commission rates in the relevant markets; or (v) a material increase in a Fund’s asset size. Changes in the amount of brokerage commissions paid by a Fund do not reflect material changes in the Fund’s investment objective or strategies.

During the past three fiscal years, the Funds paid the following amounts in brokerage commissions to affiliated broker-dealers:

Name of Broker/Dealer	Period Ended December 31, 2019	Period Ended December 31, 2018	Period Ended December 31, 2017
Goldman Sachs & Co.	$0	$381	$179
Oppenheimer Funds Distributor, Inc.	0	0	0
Penserra Securities LLC	0	0	0
Pershing, LLC	77	0	266
BNY ESI & CO., Inc.	448	0	0

The broker-dealer(s) listed above is affiliated with the Funds through a Sub-Adviser.

The percentage of the Fund’s aggregate brokerage commissions paid to affiliated broker-dealers during the fiscal year ended December 31, 2019 is as follows:

Fund	Broker/Dealer	Percentage of Aggregate Commissions	Aggregate Amount of Transactions (unrounded)
JNL/Mellon Equity Income Fund	Pershing, LLC	0.05%	76.52
JNL/Mellon Equity Income Fund	BNY ESI & CO., Inc.	0.20%	338.33

362

As of December 31, 2019, the following Funds owned securities of one of each Fund’s regular broker-dealers, or a publicly traded parent company of such broker-dealer:

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL Multi-Manager Alternative Fund	Barclays Capital Inc.	2,268
JNL Multi-Manager Alternative Fund	Citigroup Inc.	9,315
JNL Multi-Manager Alternative Fund	Credit Suisse Group AG	1,752
JNL Multi-Manager Alternative Fund	Goldman Sachs & Co.	3,046
JNL Multi-Manager Alternative Fund	HSBC Holdings Plc	890
JNL Multi-Manager Alternative Fund	J.P. Morgan	4,906
JNL Multi-Manager Alternative Fund	Societe Generale SA	3,225
JNL Multi-Manager Alternative Fund	Bank of America Corp.	5,294
JNL Multi-Manager Alternative Fund	Morgan Stanley & Co., Inc.	11
JNL Multi-Manager Alternative Fund	Wells Fargo Securities, Inc.	5,364
JNL Multi-Manager Small Cap Value Fund	Stifel, Nicolaus & Co.	656
JNL S&P 500 Index Fund	Citigroup Inc.	525
JNL S&P 500 Index Fund	Goldman Sachs & Co.	219
JNL S&P 500 Index Fund	J.P. Morgan	1,314
JNL S&P 500 Index Fund	Bank of America Corp.	857
JNL S&P 500 Index Fund	Morgan Stanley & Co., Inc.	188
JNL/AQR Large Cap Defensive Style Fund	J.P. Morgan	547
JNL/AQR Large Cap Defensive Style Fund	Bank of America Corp.	75
JNL/AQR Large Cap Relaxed Constraint Equity Fund	Citigroup Inc.	2,395
JNL/AQR Large Cap Relaxed Constraint Equity Fund	Goldman Sachs & Co.	1,336
JNL/AQR Large Cap Relaxed Constraint Equity Fund	J.P. Morgan	1,903
JNL/AQR Large Cap Relaxed Constraint Equity Fund	Bank of America Corp.	2,057
JNL/AQR Large Cap Relaxed Constraint Equity Fund	Morgan Stanley & Co., Inc.	1,106
JNL/AQR Managed Futures Strategy Fund	J.P. Morgan	14,692
JNL/BlackRock Advantage International Fund	HSBC Holdings Plc	380
JNL/BlackRock Advantage International Fund	Macquarie Group Ltd.	142
JNL/BlackRock Advantage International Fund	Societe Generale SA	20
JNL/BlackRock Advantage International Fund	UBS Securities LLC	91
JNL/BlackRock Global Allocation Fund	Citigroup Inc.	29,633
JNL/BlackRock Global Allocation Fund	Credit Agricole Group	2,298
JNL/BlackRock Global Allocation Fund	Goldman Sachs & Co.	7,855
JNL/BlackRock Global Allocation Fund	HSBC Holdings Plc	16,708
JNL/BlackRock Global Allocation Fund	J.P. Morgan	36,275
JNL/BlackRock Global Allocation Fund	Bank of America Corp.	34,455
JNL/BlackRock Global Allocation Fund	Morgan Stanley & Co., Inc.	25,399
JNL/BlackRock Global Allocation Fund	UBS Securities LLC	1,743
JNL/BlackRock Global Allocation Fund	Wells Fargo Securities, Inc.	7,651
JNL/Boston Partners Global Long Short Equity Fund	Citigroup Inc.	5,822
JNL/Boston Partners Global Long Short Equity Fund	Goldman Sachs & Co.	1,581
JNL/Causeway International Value Select Fund	Barclays Capital Inc.	42,475
JNL/DFA International Core Equity Fund	Canaccord Genuity Group Inc.	8
JNL/DFA International Core Equity Fund	Nomura Holdings Inc.	34
JNL/DFA International Core Equity Fund	Macquarie Group Ltd.	85
JNL/DFA International Core Equity Fund	Societe Generale SA	98
JNL/DFA International Core Equity Fund	UBS Securities LLC	63
JNL/DFA U.S. Core Equity Fund	Citigroup Inc.	4,420
JNL/DFA U.S. Core Equity Fund	Societe Generale SA	415
JNL/DFA U.S. Core Equity Fund	Bank of America Corp.	7,561
JNL/DFA U.S. Core Equity Fund	State Street Corp.	886

363

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL/DoubleLine® Core Fixed Income Fund	Barclays Capital Inc.	24,493
JNL/DoubleLine® Core Fixed Income Fund	Citigroup Inc.	21,944
JNL/DoubleLine® Core Fixed Income Fund	Goldman Sachs & Co.	36,050
JNL/DoubleLine® Core Fixed Income Fund	HSBC Holdings Plc	7,351
JNL/DoubleLine® Core Fixed Income Fund	J.P. Morgan	29,366
JNL/DoubleLine® Core Fixed Income Fund	Bank of America Corp.	12,046
JNL/DoubleLine® Core Fixed Income Fund	Morgan Stanley & Co., Inc.	12,529
JNL/DoubleLine® Core Fixed Income Fund	Nomura Holdings Inc.	462
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Citigroup Inc.	50,794
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Credit Suisse Group AG	23,522
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Wells Fargo Securities, Inc.	3,761
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Goldman Sachs & Co.	26,909
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	HSBC Holdings Plc	1,594
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	J.P. Morgan	39,540
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Bank of America Corp.	6,146
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Morgan Stanley & Co., Inc.	18,239
JNL/DoubleLine® Total Return Fund	Citigroup Inc.	11,298
JNL/DoubleLine® Total Return Fund	Credit Suisse Group AG	27,225
JNL/DoubleLine® Total Return Fund	Wells Fargo Securities, Inc.	1,085
JNL/DoubleLine® Total Return Fund	Goldman Sachs & Co.	23,677
JNL/DoubleLine® Total Return Fund	J.P. Morgan	7,798
JNL/DoubleLine® Total Return Fund	Morgan Stanley & Co., Inc.	7,770
JNL/DoubleLine® Total Return Fund	Nomura Holdings Inc.	10,847
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Barclays Capital Inc.	6,086
JNL/Fidelity Institutional Asset Management® Total Bond Fund	BNP Paribas Securities	1,011
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Citigroup Inc.	5,896
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Credit Suisse Group AG	6,393
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Goldman Sachs & Co.	8,254
JNL/Fidelity Institutional Asset Management® Total Bond Fund	J.P. Morgan	6,782
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Bank of America Corp.	9,952
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Morgan Stanley & Co., Inc.	10,037
JNL/Fidelity Institutional Asset Management® Total Bond Fund	Wells Fargo Securities, Inc.	326
JNL/Franklin Templeton Growth Allocation Fund	Barclays Capital Inc.	4,261
JNL/Franklin Templeton Growth Allocation Fund	BNP Paribas Securities	2,270
JNL/Franklin Templeton Growth Allocation Fund	Citigroup Inc.	5,704
JNL/Franklin Templeton Growth Allocation Fund	Credit Suisse Group AG	2,185
JNL/Franklin Templeton Growth Allocation Fund	Goldman Sachs & Co.	2,834
JNL/Franklin Templeton Growth Allocation Fund	J.P. Morgan	15,507
JNL/Franklin Templeton Growth Allocation Fund	Bank of America Corp.	5,998
JNL/Franklin Templeton Growth Allocation Fund	Morgan Stanley & Co., Inc.	2,462
JNL/Franklin Templeton Growth Allocation Fund	UBS Securities LLC	1,309
JNL/Franklin Templeton Growth Allocation Fund	Wells Fargo Securities, Inc.	2,378
JNL/Franklin Templeton Income Fund	Barclays Capital Inc.	28,396
JNL/Franklin Templeton Income Fund	Citigroup Inc.	16,325
JNL/Franklin Templeton Income Fund	Credit Suisse Group AG	13,632
JNL/Franklin Templeton Income Fund	Goldman Sachs & Co.	6,718
JNL/Franklin Templeton Income Fund	J.P. Morgan	96,494
JNL/Franklin Templeton Income Fund	Bank of America Corp.	47,062
JNL/Franklin Templeton Income Fund	Morgan Stanley & Co., Inc.	8,168
JNL/Franklin Templeton Income Fund	Royal Bank Of Canada	22,454
JNL/Franklin Templeton Income Fund	Wells Fargo Securities, Inc.	34,100
JNL/Franklin Templeton Mutual Shares Fund	Citigroup Inc.	13,963

364

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL/Franklin Templeton Mutual Shares Fund	J.P. Morgan	14,364
JNL/GQG Emerging Markets Equity Fund	Macquarie Group Ltd.	70,116
JNL/Harris Oakmark Global Equity Fund	Citigroup Inc.	19,497
JNL/Harris Oakmark Global Equity Fund	Credit Suisse Group AG	40,034
JNL/Harris Oakmark Global Equity Fund	Bank of America Corp.	20,283
JNL/JPMorgan Global Allocation Fund	Citigroup Inc.	197
JNL/JPMorgan Global Allocation Fund	J.P. Morgan	13,904
JNL/JPMorgan Global Allocation Fund	Bank of America Corp.	193
JNL/JPMorgan Global Allocation Fund	Morgan Stanley & Co., Inc.	158
JNL/JPMorgan Global Allocation Fund	Wells Fargo Securities, Inc.	97
JNL/JPMorgan Hedged Equity Fund	Citigroup Inc.	4,097
JNL/JPMorgan Hedged Equity Fund	Bank of America Corp.	3,248
JNL/JPMorgan Hedged Equity Fund	Morgan Stanley & Co., Inc.	2,415
JNL/JPMorgan U.S. Government & Quality Bond Fund	Citigroup Inc.	3,172
JNL/JPMorgan U.S. Government & Quality Bond Fund	Credit Suisse Group AG	1,194
JNL/JPMorgan U.S. Government & Quality Bond Fund	Goldman Sachs & Co.	13,379
JNL/Mellon Bond Index Fund	Barclays Capital Inc.	1,007
JNL/Mellon Bond Index Fund	Citigroup Inc.	6,766
JNL/Mellon Bond Index Fund	Goldman Sachs & Co.	4,307
JNL/Mellon Bond Index Fund	J.P. Morgan	8,297
JNL/Mellon Bond Index Fund	Bank of America Corp.	9,039
JNL/Mellon Bond Index Fund	Morgan Stanley & Co., Inc.	4,597
JNL/Mellon Bond Index Fund	BMO Financial Group	1,021
JNL/Mellon Bond Index Fund	Wells Fargo Securities, Inc.	4,630
JNL/Mellon DowSM Index Fund	Goldman Sachs & Co.	56,150
JNL/Mellon Emerging Markets Index Fund	CLSA Ltd.	1,255
JNL/Mellon Emerging Markets Index Fund	Societe Generale SA	505
JNL/Mellon Equity Income Fund	Citigroup Inc.	16,012
JNL/Mellon Equity Income Fund	Goldman Sachs & Co.	12,899
JNL/Mellon Equity Income Fund	J.P. Morgan	24,237
JNL/Mellon Equity Income Fund	Bank of America Corp.	16,052
JNL/Mellon Equity Income Fund	Morgan Stanley & Co., Inc.	10,526
JNL/Mellon Equity Income Fund	Raymond James & Associates Inc.	2,311
JNL/Mellon Financial Sector Fund	Citigroup Inc.	57,052
JNL/Mellon Financial Sector Fund	Goldman Sachs & Co.	23,506
JNL/Mellon Financial Sector Fund	J.P. Morgan	140,944
JNL/Mellon Financial Sector Fund	Piper Jaffray Cos.	358
JNL/Mellon Financial Sector Fund	Sanford C. Bernstein & Co.	3,306
JNL/Mellon International Index Fund	BNP Paribas Securities	8,097
JNL/Mellon International Index Fund	Credit Suisse Group AG	4,169
JNL/Mellon International Index Fund	Deutsche Bank AG	1,822
JNL/Mellon International Index Fund	HSBC Holdings Plc	21,046
JNL/Mellon International Index Fund	Macquarie Group Ltd.	3,780
JNL/Mellon International Index Fund	Sanford C. Bernstein & Co.	6,532
JNL/Mellon International Index Fund	Societe Generale SA	3,422
JNL/Mellon International Index Fund	UBS Securities LLC	5,896
JNL/Mellon MSCI KLD 400 Social Index Fund	Sanford C. Bernstein & Co.	49
JNL/Mellon MSCI World Index Fund	BNP Paribas Securities	542
JNL/Mellon MSCI World Index Fund	Citigroup Inc.	1,471
JNL/Mellon MSCI World Index Fund	Credit Suisse Group AG	280
JNL/Mellon MSCI World Index Fund	Deutsche Bank AG	122
JNL/Mellon MSCI World Index Fund	Goldman Sachs & Co.	607

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Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL/Mellon MSCI World Index Fund	HSBC Holdings Plc	1,423
JNL/Mellon MSCI World Index Fund	J.P. Morgan	3,634
JNL/Mellon MSCI World Index Fund	Macquarie Group Ltd.	258
JNL/Mellon MSCI World Index Fund	Morgan Stanley & Co., Inc.	517
JNL/Mellon MSCI World Index Fund	Royal Bank Of Canada	926
JNL/Mellon MSCI World Index Fund	Sanford C. Bernstein & Co.	522
JNL/Mellon MSCI World Index Fund	Societe Generale SA	227
JNL/Mellon MSCI World Index Fund	UBS Securities LLC	394
JNL/Mellon S&P 500 Index Fund	Citigroup Inc.	59,484
JNL/Mellon S&P 500 Index Fund	Goldman Sachs & Co.	24,990
JNL/Mellon S&P 500 Index Fund	J.P. Morgan	149,114
JNL/Mellon S&P 500 Index Fund	Bank of America Corp.	97,241
JNL/Mellon S&P 500 Index Fund	Morgan Stanley & Co., Inc.	21,447
JNL/Mellon S&P 500 Index Fund	State Street Corp.	9,929
JNL/Mellon Small Cap Index Fund	Piper Jaffray Cos.	3,832
JNL/MFS Mid Cap Value Fund	State Street Corp.	9,634
JNL/Neuberger Berman Commodity Strategy Fund	Citigroup Inc.	2,566
JNL/Neuberger Berman Commodity Strategy Fund	Goldman Sachs & Co.	2,653
JNL/Neuberger Berman Commodity Strategy Fund	J.P. Morgan	3,991
JNL/Neuberger Berman Commodity Strategy Fund	Bank of America Corp.	1,706
JNL/Neuberger Berman Commodity Strategy Fund	Morgan Stanley & Co., Inc.	2,645
JNL/Neuberger Berman Commodity Strategy Fund	Wells Fargo Securities, Inc.	2,650
JNL/Neuberger Berman Strategic Income Fund	BNP Paribas Securities	395
JNL/Neuberger Berman Strategic Income Fund	Citigroup Inc.	9,016
JNL/Neuberger Berman Strategic Income Fund	Goldman Sachs & Co.	15,674
JNL/Neuberger Berman Strategic Income Fund	J.P. Morgan	6,595
JNL/Neuberger Berman Strategic Income Fund	Bank of America Corp.	8,758
JNL/Neuberger Berman Strategic Income Fund	Morgan Stanley & Co., Inc.	10,762
JNL/Neuberger Berman Strategic Income Fund	Wells Fargo Securities, Inc.	4,282
JNL/Oppenheimer Global Growth Fund	Citigroup Inc.	69,717
JNL/Oppenheimer Global Growth Fund	Credit Suisse Group AG	32,959
JNL/Oppenheimer Global Growth Fund	Goldman Sachs & Co.	7,637
JNL/PIMCO Income Fund	Barclays Capital Inc.	45,235
JNL/PIMCO Income Fund	Citigroup Inc.	14,407
JNL/PIMCO Income Fund	Credit Suisse Group AG	4,340
JNL/PIMCO Income Fund	Deutsche Bank AG	22,611
JNL/PIMCO Income Fund	Goldman Sachs & Co.	15,728
JNL/PIMCO Income Fund	J.P. Morgan	10,968
JNL/PIMCO Income Fund	Bank of America Corp.	4,746
JNL/PIMCO Income Fund	UBS Securities LLC	1,872
JNL/PIMCO Income Fund	Wells Fargo Securities, Inc.	628
JNL/PIMCO Investment Grade Credit Bond Fund	Barclays Capital Inc.	10,560
JNL/PIMCO Investment Grade Credit Bond Fund	BNP Paribas Securities	6,796
JNL/PIMCO Investment Grade Credit Bond Fund	Citigroup Inc.	12,411
JNL/PIMCO Investment Grade Credit Bond Fund	Credit Suisse Group AG	8,947
JNL/PIMCO Investment Grade Credit Bond Fund	Deutsche Bank AG	5,589
JNL/PIMCO Investment Grade Credit Bond Fund	J.P. Morgan	27,400
JNL/PIMCO Investment Grade Credit Bond Fund	Bank of New York Mellon Corp.	1,849
JNL/PIMCO Investment Grade Credit Bond Fund	Bank of America Corp.	20,334
JNL/PIMCO Investment Grade Credit Bond Fund	Morgan Stanley & Co., Inc.	3,813
JNL/PIMCO Investment Grade Credit Bond Fund	UBS Securities LLC	3,826
JNL/PIMCO Investment Grade Credit Bond Fund	Wells Fargo Securities, Inc.	15,496

366

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL/PIMCO Real Return Fund	Barclays Capital Inc.	2,458
JNL/PIMCO Real Return Fund	Citigroup Inc.	9,591
JNL/PIMCO Real Return Fund	Credit Suisse Group AG	4,657
JNL/PIMCO Real Return Fund	Deutsche Bank AG	7,174
JNL/PIMCO Real Return Fund	Goldman Sachs & Co.	4,690
JNL/PIMCO Real Return Fund	J.P. Morgan	769
JNL/PIMCO Real Return Fund	Bank of America Corp.	1,502
JNL/PIMCO Real Return Fund	Morgan Stanley & Co., Inc.	3,170
JNL/PIMCO Real Return Fund	Wells Fargo Securities, Inc.	725
JNL/PPM America Floating Rate Income Fund	Morgan Stanley & Co., Inc.	2,138
JNL/PPM America High Yield Bond Fund	Citigroup Inc.	10,955
JNL/PPM America High Yield Bond Fund	Credit Suisse Group AG	13,937
JNL/PPM America High Yield Bond Fund	J.P. Morgan	11,005
JNL/PPM America Total Return Fund	Bank of America Corp.	22,457
JNL/PPM America Total Return Fund	Citigroup Inc.	26,837
JNL/PPM America Total Return Fund	Credit Suisse Group AG	14,370
JNL/PPM America Total Return Fund	Goldman Sachs & Co.	12,412
JNL/PPM America Total Return Fund	J.P. Morgan	23,653
JNL/PPM America Total Return Fund	Morgan Stanley & Co., Inc.	4,826
JNL/PPM America Total Return Fund	Royal Bank Of Scotland	1,838
JNL/PPM America Total Return Fund	Wells Fargo Securities, Inc.	20,207
JNL/RAFI® Fundamental Asia Developed Fund	HSBC Holdings Plc	339
JNL/RAFI® Fundamental Asia Developed Fund	Macquarie Group Ltd.	764
JNL/RAFI® Fundamental Asia Developed Fund	Mizuho Securities Co. Ltd.	2,331
JNL/RAFI® Fundamental Europe Fund	Credit Suisse Group AG	1,289
JNL/RAFI® Fundamental Europe Fund	HSBC Holdings Plc	7,091
JNL/RAFI® Fundamental Europe Fund	Societe Generale SA	3,134
JNL/RAFI® Fundamental Europe Fund	UBS Securities LLC	1,924
JNL/RAFI® Multi-Factor U.S. Equity Fund	Goldman Sachs & Co.	7,677
JNL/RAFI® Multi-Factor U.S. Equity Fund	Sanford C. Bernstein & Co.	544
JNL/S&P International 5 Fund	HSBC Holdings Plc	455
JNL/S&P International 5 Fund	Macquarie Group Ltd.	340
JNL/S&P International 5 Fund	Sanford C. Bernstein & Co.	533
JNL/S&P Total Yield Fund	Morgan Stanley & Co., Inc.	22,839
JNL/T. Rowe Price Capital Appreciation Fund	Wells Fargo Securities, Inc.	71,673
JNL/T. Rowe Price Capital Appreciation Fund	J.P. Morgan	10,932
JNL/T. Rowe Price Capital Appreciation Fund	T. Rowe Price Investment Services, Inc.	1,095,124
JNL/T. Rowe Price Established Growth Fund	T. Rowe Price Investment Services, Inc.	24,298
JNL/T. Rowe Price Managed Volatility Balanced Fund	Citigroup Inc.	2,017
JNL/T. Rowe Price Managed Volatility Balanced Fund	Credit Suisse Group AG	280
JNL/T. Rowe Price Managed Volatility Balanced Fund	Goldman Sachs & Co.	1,419
JNL/T. Rowe Price Managed Volatility Balanced Fund	J.P. Morgan	6,432
JNL/T. Rowe Price Managed Volatility Balanced Fund	Bank of America Corp.	953
JNL/T. Rowe Price Managed Volatility Balanced Fund	Morgan Stanley & Co., Inc.	2,570
JNL/T. Rowe Price Managed Volatility Balanced Fund	Sanford C. Bernstein & Co.	2,136
JNL/T. Rowe Price Managed Volatility Balanced Fund	T. Rowe Price Investment Services, Inc.	47,469
JNL/T. Rowe Price Managed Volatility Balanced Fund	UBS Securities LLC	407
JNL/T. Rowe Price Managed Volatility Balanced Fund	Wells Fargo Securities, Inc.	3,507
JNL/T. Rowe Price Mid-Cap Growth Fund	T. Rowe Price Investment Services, Inc.	281,058
JNL/T. Rowe Price Short-Term Bond Fund	Barclays Capital Inc.	4,678
JNL/T. Rowe Price Short-Term Bond Fund	Citigroup Inc.	11,631
JNL/T. Rowe Price Short-Term Bond Fund	Credit Suisse Group AG	2,132

367

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL/T. Rowe Price Short-Term Bond Fund	Deutsche Bank AG	7,365
JNL/T. Rowe Price Short-Term Bond Fund	Goldman Sachs & Co.	6,353
JNL/T. Rowe Price Short-Term Bond Fund	J.P. Morgan	11,829
JNL/T. Rowe Price Short-Term Bond Fund	Bank of America Corp.	12,576
JNL/T. Rowe Price Short-Term Bond Fund	Morgan Stanley & Co., Inc.	8,718
JNL/T. Rowe Price Short-Term Bond Fund	T. Rowe Price Investment Services, Inc.	20,828
JNL/T. Rowe Price Value Fund	Citigroup Inc.	25,006
JNL/T. Rowe Price Value Fund	J.P. Morgan	205,942
JNL/T. Rowe Price Value Fund	Morgan Stanley & Co., Inc.	97,026
JNL/T. Rowe Price Value Fund	State Street Corp.	29,283
JNL/T. Rowe Price Value Fund	T. Rowe Price Investment Services, Inc.	25,535
JNL/WMC Balanced Fund	Barclays Capital Inc.	12,212
JNL/WMC Balanced Fund	BNP Paribas Securities	7,663
JNL/WMC Balanced Fund	Citigroup Inc.	5,115
JNL/WMC Balanced Fund	Credit Suisse Group AG	25,369
JNL/WMC Balanced Fund	Deutsche Bank AG	282
JNL/WMC Balanced Fund	Goldman Sachs & Co.	24,621
JNL/WMC Balanced Fund	J.P. Morgan	258,069
JNL/WMC Balanced Fund	Bank of America Corp.	258,899
JNL/WMC Balanced Fund	Morgan Stanley & Co., Inc.	20,795
JNL/WMC Balanced Fund	UBS Securities LLC	9,264
JNL/WMC Balanced Fund	Wells Fargo Securities, Inc.	8,477
JNL/WMC Value Fund	Citigroup Inc.	36,383
JNL/WMC Value Fund	J.P. Morgan	65,619
JNL/WMC Value Fund	Bank of America Corp.	52,960

Code of Ethics. To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Adviser, the Sub-Advisers, the Funds and JNLD have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. These Codes of Ethics contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust. The Trust’s and the Adviser’s Codes of Ethics comply, in all material respects, with the recommendations of the Investment Company Institute. Subject to the requirements of the Codes of Ethics, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

Proxy Voting for Securities held by the Funds.

This section applies to all Funds except Feeder Funds that are investing in a master-feeder arrangement. For proxy voting policies and procedures applicable to Feeder Funds investing in a master-feeder arrangement, please see the section below entitled, "Proxy Voting Policies and Procedures for Feeder Funds."

The Board has approved the proxy voting policy and procedures (“Policy”) of the Funds' Adviser, pursuant to which the Board has delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the Sub-Advisers, where applicable. The Trust has adopted each of the Sub-Adviser’s proxy voting policies and procedures (“Procedures”).

368

The Sub-Advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders. The Sub-Advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote. For example, JNAM shall permit a Sub-Adviser to abstain from voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote. In addition, the Sub-Advisers will monitor situations that may result in a conflict of interest in accordance with their Procedures. A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30 are available (1) without charge, upon request by calling 1-800-644-4565 (Jackson Service Center) or 1-800-599-5651 (Jackson NY Service Center), (2) by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures for Feeder Funds.

When a Fund is a Feeder Fund in a master/feeder structure, it will either (1) pass votes requested by the applicable Master Fund to its shareholders and seek instructions from its own shareholders with regard to the voting of all proxies with respect to such security and vote such proxies only in accordance with such instruction, or (2) vote the shares held by it in the same proportion as the vote of all other holders of such security. However, the procedures described above (under the heading “Proxy Voting for Securities held by the Funds”) apply if a Fund is removed from the master/feeder structure.

Proxies for the portfolio securities of the Master Fund will be voted pursuant to the Master Funds’ proxy voting policies and procedures, which are described in the applicable Master Funds’ SAI.

DISCLOSURE OF PORTFOLIO INFORMATION

This section describes the Policies and Procedures for Disclosure of Portfolio Information for all Funds except the Feeder Funds. Under the master-feeder structure, each Feeder Fund's sole portfolio holding, other than cash or cash equivalents, is shares of its corresponding Master Fund, and so long as each Feeder Fund operates under the master-feeder structure, each Feeder Fund will only disclose its holdings of its corresponding Master Fund. As long as a Feeder Fund invests all of its assets in a Master Fund, it will be subject to the Master Fund’s policies and procedures regarding the disclosure of portfolio holdings. For information regarding the Master Funds’ policies and procedures regarding disclosure of portfolio holdings, please see the applicable Master Funds SAI, which is delivered together with this SAI. If a Feeder Fund withdraws from the master/feeder structure, the Feeder Fund will be subject to the following policies and procedures regarding the disclosure of portfolio holdings, which currently apply to all other Funds of the Trust.

Policies and Procedures

I.	Introduction

JNAM is the investment adviser to the Funds (includes all Funds of the Fund Complex) and certain affiliated and non-affiliated sub-advisers conduct the day-to-day management of the Funds. Pursuant to the sub-advisers’ respective “Sub-Advisory Agreements” with JNAM, the sub-advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. The Adviser, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the sub-advisers and the Funds. In providing this oversight function, JNAM regularly reports to the Funds’ Board related to sub-adviser management, trading, and compliance functions. The Adviser does not make individual investment decisions on behalf of the Funds. The Adviser does not have a portfolio management department and does not operate a trading desk. The Adviser provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

Certain of the Funds underlie variable products sponsored by Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York, and are primarily sold to the separate accounts of those variable products, and are also sold to participants in certain “Qualified Retirement Plans.”

II.	Statement of Policy
369

JNAM and the Funds’ Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings. In adopting these policies and procedures, the Funds’ Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders ( contract owners ). The procedures are designed to control the disclosure of Fund portfolio information. The Funds and JNAM may share portfolio information with their affiliates as necessary to provide services to the Funds. These policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information, with the interests of JNAM, the Distributor, and other service providers to the Funds in the administration and management of the Funds. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information. In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

A.       Policy Requirements. In order to implement this policy, the procedures generally provide that:

(i)       Information about the Funds’ portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

(ii)       Portfolio holdings information that is solely available in other regulatory reports or filings (such as U.S. Treasury Department filings) that is not available to the public may not be disclosed, except as expressly authorized by the Funds’ President;

(iii)       As set forth herein, portfolio holdings information for certain of the Funds1 (including, but not limited to, the “Fund of Funds,” “American Funds,” “DFA Funds,” “ Goldman Sachs Managed Funds,” “Vanguard Funds,” “ETF Funds,” and “Index Funds”) that is more current than that in reports or other filings filed electronically with the SEC, may be disclosed on the Jackson website and in certain printed materials; provided, however the information is posted on the Funds’ website one (1) day prior to its use in any printed materials; and

(iv)       Information about the Funds’ portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

B.       Public Disclosures. Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC. Except as set forth herein, such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

III.	Disclosures

In accordance with the foregoing policies, the Funds and the Distributor may periodically disclose portfolio holdings information.

1 The Fund of Funds, Goldman Sachs Managed Funds, Target Funds, Sector Funds, ETF Funds, and Index Funds (such as the JNL/Goldman Sachs Managed Conservative Fund, the JNL/Mellon International Index Fund, the JNL/RAFI® Multi-Factor U.S. Equity Fund, the JNL/RAFI® Fundamental U.S. Small Cap Fund, the JNL/RAFI® Fundamental Europe Fund, the JNL/RAFI® Fundamental Asia Developed Fund, and/or the JNL/Goldman Sachs Total Yield Fund) generally include those Funds advised by JNAM, and certain Funds sub-advised by GSAM and/or Mellon. The Fund of Funds, Goldman Sachs Managed Funds, ETF Funds, and Index Funds have distinct investment strategies and these policies and procedures recognize that more frequent disclosure of portfolio holdings information may be required for the benefit of shareholders.

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A.       Portfolio Overviews.

(i)       Actively Managed Funds. The Funds and the Distributor may disclose the Funds’ ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares. The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis. The Distributor may disclose their ten (10) largest portfolio holdings on the Funds’ website at www.jackson.com or in other marketing or printed materials.

(ii)       Passive Funds. For Passive Funds, including Index, Target and Sector Funds, the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, one (1) day after any of the following:

(A)       The relevant reporting periods;

(B)       The “Stock Selection Date”; or

(C)       The effective date of new money allocations and/or rebalances.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list. Provided that such portfolio holdings disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed material.

(iii)       Fund of Funds. For the Fund of Funds (generally includes those Funds advised by JNAM, and those Funds sub-advised by Goldman Sachs Asset Management, L.P. and/or Mellon Investments Corporation), the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations one (1) day after any of the following:

(A)	The relevant reporting periods; or

(B)	The effective date of new money allocations and/or rebalances.

If the Funds and the Distributor disclose only a partial list of portfolio holdings, then the Funds and/or the Distributor shall provide sufficient disclosure that the portfolio holdings provided represent a partial list. Provided that such portfolio holding disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed materials.

(iv)       ETF Funds. For the ETF Funds, the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, one (1) day after any of the following:

(A)	The relevant reporting periods; or

(B)	The effective date of new money allocations and/or rebalances.

Provided that such disclosures are not provided to any broker-dealers on a preferential basis, the Distributor may disclose such portfolio holdings on the Funds’ website at www.jackson.com, or in other marketing or printed materials. The Distributor may disclose such portfolio holdings in other marketing or printed materials; provided, however, that the information is posted on the Funds’ website one (1) day prior to its use in any printed materials.

B.       Service Providers. The Funds may disclose their portfolio holdings to mutual fund databases and rating services (including, but not limited to, service providers such as Lipper and Morningstar):

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(i)       On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

(ii)       At such time as those service providers may request; and/or

(iii)       As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.

The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds. Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes. Although the Adviser cannot require the service providers to adopt a Code of Ethics to monitor and limit employee trading, any such trading would violate the confidentiality agreements JNAM has in place.

C.       Other Disclosures. The Funds periodically provide information concerning their portfolio holdings to certain entities in connection with transactions/services provided to, or on behalf of, the Funds, including, but not limited to, sub-advisers, potential sub-advisers and service providers, the Adviser’s consultants, the Distributor, senior management and personnel at Jackson, the custodian, the transfer agent(s), broker-dealers, and counterparties, pricing vendors, and the Funds’ Board. In addition to the Adviser, these service providers may include, but are not limited to, any sub-adviser, transition manager (for mergers and sub-adviser transitions), Distributor, auditor, legal counsel to the funds, the trustees or managers, and/or the Funds’ other service providers. Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes. Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM’s Insider Trading Policies and procedures. The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund.

D.       Exceptions. From time-to-time, the Funds may need to disclose portfolio holdings and other information. The Funds’ President shall examine appropriateness of any such disclosure(s). Any such disclosure(s) will be kept confidential and will be subject to applicable SEC and FINRA requirements related to personal trading and access monitoring. Upon review and authorization by the Funds’ President, in writing, and upon his/her determination that such disclosures would be in the interests of the relevant Fund(s) and its shareholders, a Fund(s) may disclose portfolio holdings information.

E.       Regulatory and Legal Disclosures. The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, as part of a legal proceeding or criminal investigation, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

F.       Monitoring Portfolio Holdings Disclosure and Trading. JNAM and the Funds will review the personal securities transactions of their Access Persons, pursuant to the Code of Ethics. The sub-advisers and Distributor have each, individually adopted a Code of Ethics and are responsible for monitoring the personal trading activities of their respective personnel.

IV.	Reporting, Recordkeeping, and Exceptions.

As part of the Rule 38a-1 Annual Review, the Funds’ Board shall also receive reports concerning the operation of these policies and procedures. The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws. All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

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PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Insurance company plans and the JNL Conservative Allocation Fund, JNL Moderate Allocation Fund, JNL Moderate Growth Allocation Fund, JNL Growth Allocation Fund, JNL Aggressive Growth Allocation Fund, JNL/Goldman Sachs Managed Funds, and JNL/Mellon Index 5 Fund may purchase shares of the Funds at their respective net asset values, using premiums received with respect to Contracts issued by the insurance company’s separate accounts. These separate accounts are funded by shares of the Trust.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates.

As stated in the Prospectus, the NAV of a Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open (a “Business Day”) at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday). The NAV of a Fund’s shares is not determined on the days the NYSE is closed, which days generally are New Year’s Day, Martin Luther King Jr. holiday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Funds will not calculate a NAV on the days the NYSE is expected to be closed, as well as Federal holidays.

The NAV of a Fund’s shares may also not be determined on days designated by the Trustees or on days designated by the SEC. Consistent with legal requirements, calculation of a Fund’s NAV may be suspended on days determined by the Trustees during times of NYSE market closure, which may include times during which the SEC issues policies or protocols associated with such closure pursuant to Section 22(e) of the 1940 Act. In the event that the NYSE is closed unexpectedly or opens for trading but closes earlier than scheduled, the Funds’ valuation committee will evaluate if trading activity on other U.S. exchanges and markets for equity securities is otherwise reflective of normal market activity. To the extent an NYSE closure is determined to be accompanied by a disruption of normal market activity, the valuation committee may utilize the time the NYSE closed for purposes of measuring and calculating the Funds’ NAVs. To the extent an NYSE closure is determined to not have resulted in a disruption of normal market activity, the valuation committee may utilize the time the NYSE was scheduled to close for purposes of measuring and calculating the Funds’ NAVs.

The NAV per share of each Fund is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding. Equity securities are generally valued at the official closing price of the exchange where the security is principally traded. If there is no official closing price for the security on the valuation date, the security may be valued at the most recent sale or quoted bid price prior to close. Investments in mutual funds are valued at the NAV per share determined as of the close of the NYSE on each valuation date. Debt securities are generally valued by independent pricing services approved by the Board. Term loans are generally valued at the composite bid prices provided by approved pricing services. Futures contracts traded on an exchange are generally valued at the exchange’s settlement price. If the settlement price is not available, exchange traded futures are valued at the last sales price as of the close of business on the primary exchange. Exchange-traded options are valued by approved pricing sources at the last traded price prior to the close of business on the local exchange. In the event that current day trades are unavailable, or the trade price falls outside of the current day bid ask spread, exchange traded options are valued at the current day’s mid-price. Forward foreign currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE, unless an unexpected disruption on the NYSE and the Funds’ valuation policies require a different approach. Pricing services utilized to value debt instruments may use various pricing techniques which take into account appropriate factors such as: yield; credit quality; coupon rate; maturity; type of issue; trading characteristics; call features; credit ratings; broker quotes; and other relevant data. To the extent circumstances prevent the use of the primary calculation methodology previously described, the Adviser may use alternative methods to calculate the NAV.

The Board has adopted valuation guidelines pursuant to which the Adviser may determine, subject to ratification by the Board, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.

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Certain of the Funds invest in foreign securities and other assets that are priced in a currency other than U.S. dollars. For foreign securities and other assets that are priced in a currency other than U.S. dollars, a Fund will convert the security or asset from the local currency into U.S. dollars using the relevant current exchange rate. Foreign securities may trade in their primary markets on weekends or other days when the Funds do not price their shares and, therefore, the value of portfolio securities of a Fund may change on days when shareholders will be unable to purchase or redeem the Fund’s shares.

A Fund calculates its NAV per share, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day. Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio equity securities used in such calculation, the Trust’s procedures for valuing of such securities authorize the Adviser, subject to verification by the Trustees, to determine the “fair value” of such foreign equity securities for purposes of calculating a Fund’s net asset value. When fair valuing such foreign equity securities, the Adviser adjusts the closing prices of foreign portfolio equity securities (except foreign equity securities traded in North America and South America) based upon pricing models provided by a third party vendor in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV. Foreign equity securities traded in North America and South America may be fair valued utilizing international adjustment factors in response to local market holidays, exchange closures, or other events as deemed necessary, in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV.

Securities that have halted trading will be fair valued based on the facts and circumstances available at the time of each NAV calculation. The fair valuation of securities halted for an extended period may include liquidity discounts as considered appropriate.

For the JNL/WMC Government Money Market Fund, securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7. The net income of the JNL/WMC Government Money Market Fund is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday). All the net income of the Fund, so determined, is declared as a dividend to shareholders of record at the time of such determination. Shares purchased become entitled to dividends declared as of the first day following the date of investment. Dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

For this purpose, the net income of the JNL/WMC Government Money Market Fund (from the time of the immediately preceding determination thereof) shall consist of: (a) all interest income accrued on the portfolio assets of the Fund, (b) less all actual and accrued expenses, and (c) plus or minus net realized gains and losses on the assets of the Fund determined in accord with generally accepted accounting principles. Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

Because the net income of the JNL/WMC Government Money Market Fund is declared as a dividend payable in additional shares each time the Fund’s net income is determined, the net asset value per share (i.e., the value of the net assets of the Fund divided by the number of shares outstanding) is expected to remain at one dollar per share immediately after each such determination and dividend declaration. Any increase in the value of a shareholder’s investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the shareholder’s account.

The Trust may suspend the right of redemption for any Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

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The Funds typically expect that a Fund will hold cash or cash equivalents to meet redemption requests. The Funds may also use the proceeds of orders to purchase Fund shares or the proceeds from the sale of portfolio securities to meet redemption requests, if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Funds have in place a line of credit intended to provide short-term financing, if necessary, subject to certain conditions, in connection with stressed market conditions or atypical redemption activity. The Funds, pursuant to an exemptive order issued by the SEC and a master Interfund Lending agreement, also have the ability to lend or borrow money for temporary purposes directly to or from one another.

In the case of a liquidity event, a Fund’s share price and/or returns may be negatively impacted. If a liquidity event occurs, the Adviser will promptly notify the Board of the liquidity event and take corrective action. Corrective action may include, among other things, use of the Fund’s line of credit or Interfund Lending Program.

A Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of a Fund to another Fund, in lieu of cash, in conformity with applicable rules of the SEC and procedures adopted by the Board.  Any securities redeemed in kind will be readily marketable and will be valued in accordance with the Funds’ valuation policy.  If a Fund redeems shares in kind from another Fund, such Fund would incur transaction costs in converting the assets into cash.

Net Asset Value Calculations Applicable to AFIS Master Funds. All portfolio securities of the AFIS Master Funds are valued, and the net asset value per share for each share class is determined, as follows:

Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where CRMC deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by CRMC.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of each AFIS Master Fund’s shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the AFIS Master Funds’ board. Subject to board oversight, the AFIS Master Funds’ board has delegated the obligation to make fair valuation determinations to a valuation committee established by the CRMC. The board receives regular reports describing fair-valued securities and the valuation methods used.

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CRMC’s valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the valuation committee based upon what an AFIS Master Fund might reasonably expect to receive upon their current sale. CRMC’s valuation committee considers all indications of value available to it in determining the “fair value” to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. CRMC’s valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable AFIS Master Fund portfolios outside the United States. Securities owned by these AFIS Master Funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these AFIS Master Funds’ net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares of each AFIS Master Fund represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to an AFIS Master Fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Net Asset Value Calculations Applicable to Vanguard Master Funds. All portfolio securities of the Vanguard Master Funds are valued, and the net asset value per share for each share class is determined, as follows:

The purchase price of shares of each Vanguard Master Fund is the NAV next determined after the purchase request is received in good order, as defined in the Vanguard Master Fund’s prospectus. Each Vanguard Master Fund offers only one class of shares (Investor Shares).

Dividends.

The JNL/WMC Government Money Market Fund intends to declare as dividends substantially all of the net investment income, if any. Dividends from the net investment income and the net capital gain, if any, will be declared not less frequently than annually and reinvested in additional full and fractional shares of the fund or paid in cash.

The Fund seeks to maintain constant per share NAV of $1.00. Dividends from net investment income and net capital gain, if any, for the Fund will be declared and reinvested, or paid in cash, as to a class daily so long as class income exceeds class expenses on each day. If class expenses exceed class income on any day, the fund will not pay a dividend on the class on that day. The Fund will resume paying dividends on that class only when, on a future date, the accumulated net investment income of the class is positive. The accumulated net investment income for a class on any day is equal to the accumulated income attributable to that class less the accumulated expenses attributable to that class since the last payment of a dividend on that class. When the Fund resumes paying a dividend on a class, the amount of the initial dividend will be the accumulated net investment income for the class on the date of payment. As a result of this policy, the Fund: (1) on any given day, may pay a dividend on all of its classes, on none of its classes or on some but not all of its classes; (2) may not pay a dividend on one or more classes for one or more indeterminate periods which may be as short as a day or quite lengthy; and (3) may, during a period in which it does not pay a dividend on a class, have days on which the net investment income for that class is positive but is not paid as a dividend because the accumulated net investment income for the class continues to be negative. In addition, a shareholder who purchases shares of a class with a negative accumulated net investment income could hold those shares during a period of positive net investment income and never receive a dividend unless and until that accumulated positive net investment income exceeded the negative accumulated net investment income at the time of purchase.

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DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

Description of Shares. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue any number of Fund shares. In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund. Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Voting Rights. Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund or Class of shares of a Fund, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders. Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act. As permitted by Massachusetts law, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders. At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees. The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust. A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy. Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders. Shares do not have cumulative voting rights. Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

In matters affecting only a particular Fund or Class of shares of a Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only that Fund or Class of shares of a Fund even though (1) the matter has not been approved by a majority vote of the shares of any other Fund or Class of shares of a Fund; or (2) the matter has not been approved by a majority vote of the shares of the Trust.

Because shares in the Trust are sold only to Jackson, to certain qualified and non-qualified retirement plans and to regulated investment companies, Jackson and the regulated investment companies, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts, is the owner of record of substantially all of the shares of the Trust. In addition, Jackson, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes. As may be required by applicable law and interpretations of the staff of the SEC, Jackson generally will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from variable contract owners to whose contracts such shares are attributable. This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson through its general account, as well as shares held by its separate accounts for which no voting instructions are received from contract owners, also will be voted by Jackson in the same proportions as those shares for which voting instructions are received from variable contract owners. This is sometimes referred to as “echo” voting. As described above, pursuant to Section 12 of the 1940 Act, when a Fund is a Feeder Fund in a master/feeder structure, it will either (1) pass votes requested by the applicable Master Fund to its shareholders and seek instructions from its own shareholders with regard to the voting of all proxies with respect to such security and vote such proxies only in accordance with such instruction, or (2) vote the shares held by it in the same proportion as the vote of all other holders of such security. The Amended and Restated Bylaws provide that a majority of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting. As a result of proportional voting the vote of a small number of contract owners could determine the outcome of a proposal subject to shareholder vote.

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Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust. The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees. The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

●	Designate a Fund of the Trust;
●	Change the name of the Trust; or
●	Supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely. Shares have no pre-emptive or conversion rights. Shares are fully paid and non-assessable when issued.

Shareholder Inquiries. All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

Information Regarding Master Funds. For information regarding the Master Funds’ shares, voting rights and policies regarding shareholder inquiries, please see the Master Funds SAI, which is delivered together with this SAI.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investing in a Fund is based on the Code, U.S. Treasury Regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in a Fund and it does not address any state, local or foreign tax matters. The following discussion is generally based on the assumption that the shares of each Fund will be respected as owned by insurance companies through their separate accounts, qualified pension and retirement plans (“Qualified Plans”), and other eligible persons or plans permitted to hold shares of a Fund pursuant to the applicable Treasury Regulations without impairing the ability of the insurance company separate accounts to satisfy the diversification requirements of Section 817(h) of the Code (“Other Eligible Investors”).

General

The Trust consists of Funds that are either treated for U.S. federal income tax purposes as corporations that intend to qualify and be eligible for treatment each year as a regulated investment companies (“Regulated Investment Company Funds”) or partnerships (“Partnership Funds”).

Each Fund automatically reinvests all income dividends and capital gain distributions, if any, in additional shares of the distributing Fund, unless otherwise requested by a shareholder. The reinvestment is made at the NAV determined on the ex-dividend date, which is generally the first business day following the record date.

Regulated Investment Company Funds

Qualification as a Regulated Investment Company

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Each Regulated Investment Company Fund (for purposes of this section, a “Fund”) has elected or intends to elect, and intends to qualify and be eligible for treatment each year as a “regulated investment company” under Subchapter M of the Code. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, gains, losses, expenses and distributions of each Fund are considered separately from other series of the Trust for purposes of determining whether or not a Fund qualifies and is eligible for treatment as a regulated investment company.

To qualify as a regulated investment company, a Fund must meet certain requirements with respect to the nature and sources of its income (the “qualifying income requirement”) and certain requirements regarding the nature and diversification of its investment assets (the “asset diversification requirement”). In order to meet the qualifying income requirement, each Fund must derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts), or other income attributable to its business of investing in such stock, securities or foreign currencies and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this qualifying income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes if they meet the passive income requirement under Code Section 7704(c)(2). Certain of a Fund’s investments in ETFs and master limited partnerships (“MLPs”), if any, may qualify as interests in qualified publicly traded partnerships.

In order to meet the asset diversification requirement, a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies, and (B) other securities, of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of, including through corporations in which the Fund owns a 20% or more voting stock interest, the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Each Fund must also distribute annually at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net exempt-interest income, if any, in order to maintain its eligibility for treatment as a regulated investment company.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation. Any investment company taxable income or net capital gain retained by a Fund will be subject to tax at regular corporate rates.

If a Fund were to fail to comply with the qualifying income, asset diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to cure such failure, or otherwise failed to qualify and be eligible for treatment as a regulated investment company for any taxable year, (1) it would be taxed in the same manner as an ordinary corporation that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the “look-through rules” (as discussed below) and the variable annuity and variable life insurance contracts supported by that account would no longer be eligible for tax deferral. In addition, the Fund could be required to recognize net unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

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Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. In order to avoid this excise tax, a Fund must distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). This excise tax, however, is inapplicable to any regulated investment company whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts, certain other permitted tax-exempt investors, or other regulated investment companies that are also exempt from the excise tax. In determining whether these investors are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.

Each Fund intends to meet these requirements in order to qualify and be eligible for treatment as a regulated investment company and avoid paying any income or excise tax on its taxable income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income or excise taxation.

Capital Loss Carryforwards

For U.S. federal income tax purposes, potentially subject to certain limitations, a Fund is generally permitted to carry forward a net capital loss incurred in any taxable year to offset net capital gains, if any, realized during subsequent taxable years. Net capital losses incurred in taxable years beginning on or after December 23, 2010 (“post-2010 losses”) can be carried forward without expiration and any such carryover losses will retain their character as short-term or long-term. To the extent subsequent net capital gains are offset by such losses, they would not result in U.S. federal income tax liability to a Fund, regardless of whether such net capital gains are distributed to shareholders.

As of December 31, 2019, the following Funds had net capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains. Details of the capital loss carryforwards are listed in the table below.

	Capital Loss Carryforwards with No Expiration
	Short Term ($)	Long Term ($)	Total ($)
JNL Multi-Manager International Small Cap Fund	25,172	—	25,172
JNL/Lazard International Strategic Equity Fund	2,020	—	2,020
JNL/Causeway International Value Select Fund	—	1,638	1,638
JNL/DFA Growth Allocation Fund	453	591	1,044
JNL/DFA Moderate Growth Allocation Fund	554	461	1,015
JNL/Franklin Templeton Global Multisector Bond Fund	32,431	43,242	75,673
JNL/Harris Oakmark Global Equity Fund	—	39,687	39,687
JNL/JPMorgan Hedged Equity Fund	6,483	13,099	19,582
JNL/Lazard Emerging Markets Fund	7,092	129,673	136,765
JNL/Mellon Emerging Markets Index Fund	17,873	7,227	25,100
JNL/RAFI Fundamental Europe Fund	28,983	53,847	82,830
JNL/S&P International 5 Fund	1,594	145	1,739
JNL/WMC Government Money Market Fund	6	—	6

Partnership Funds

Fund Status

Effective January 1, 2016, the Board of Trustees approved the following Funds to change their federal income tax status from a regulated investment company to a partnership:

JNL/American Funds Blue Chip Income and Growth Fund	JNL/Goldman Sachs Managed Moderate Fund
JNL/American Funds Growth Fund	JNL/Goldman Sachs Managed Moderate Growth Fund
JNL/American Funds Growth-Income Fund	JNL/Goldman Sachs Managed Growth Fund
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JNL/American Funds Moderate Growth Allocation Fund	JNL/Goldman Sachs Managed Aggressive Growth Fund
JNL/American Funds Growth Allocation Fund	JNL Conservative Allocation Fund
JNL/Franklin Templeton Growth Allocation Fund	JNL Moderate Allocation Fund
JNL/Mellon Index 5 Fund	JNL Moderate Growth Allocation Fund
JNL/T. Rowe Price Balanced Fund	JNL Growth Allocation Fund
JNL/Goldman Sachs 4 Fund	JNL Aggressive Growth Allocation Fund
JNL/Goldman Sachs Managed Conservative Fund

Effective April 24, 2017, the Board approved the JNL/Mellon DowSM Index Fund to change its federal income tax status from a disregarded entity to a partnership.

Effective January 1, 2019, the Board of Trustees approved the following Funds to change their U.S. federal income tax status from a regulated investment company to a partnership:

JNL/American Funds Balanced Fund	JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/American Funds Capital World Bond Fund	JNL/Mellon Nasdaq® 100 Index Fund
JNL/American Funds Global Growth Fund	JNL/Mellon Communication Services Sector Fund
JNL/American Funds Global Small Capitalization Fund	JNL/Mellon Consumer Discretionary Sector Fund
JNL/American Funds International Fund	JNL/Mellon Financial Sector Fund
JNL/American Funds New World Fund	JNL/Mellon Healthcare Sector Fund
JNL Multi-Manager Alternative Fund	JNL/Mellon Energy Sector Fund
JNL Multi-Manager Mid Cap Fund	JNL/Mellon Information Technology Sector Fund
JNL Multi-Manager Small Cap Growth Fund	JNL/Mellon Equity Income Fund
JNL Multi-Manager Small Cap Value Fund	JNL/Mellon MSCI KLD 400 Social Index Fund
JNL/AQR Large Cap Relaxed Constraint Equity Fund	JNL/Mellon S&P 400 MidCap Index Fund
JNL/AQR Managed Futures Strategy Fund	JNL/Mellon Small Cap Index Fund
JNL/BlackRock Global Allocation Fund	JNL/MFS Mid Cap Value Fund
JNL/BlackRock Global Natural Resources Fund	JNL/PIMCO Real Return Fund
JNL/BlackRock Large Cap Select Growth Fund	JNL/PPM America Floating Rate Income Fund
JNL/Boston Partners Global Long Short Equity Fund	JNL/PPM America High Yield Bond Fund
JNL/DFA U.S. Core Equity Fund	JNL/PPM America Small Cap Value Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund	JNL/PPM America Total Return Fund
JNL/DoubleLine® Shiller Enhanced CAPE Fund	JNL/T. Rowe Price Capital Appreciation Fund
JNL/DoubleLine® Total Return Fund	JNL/T. Rowe Price Established Growth Fund
JNL/Franklin Templeton Income Fund	JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/Invesco Global Real Estate Fund	JNL/T. Rowe Price Short-Term Bond Fund
JNL/Invesco Small Cap Growth Fund	JNL/T. Rowe Price U.S. High Yield Fund
JNL/JPMorgan Global Allocation Fund	JNL/T. Rowe Price Value Fund
JNL/JPMorgan Growth & Income Fund	JNL/Westchester Capital Event Driven Fund
JNL/JPMorgan Midcap Growth Fund	JNL/WMC Balanced Fund
JNL/WMC Value Fund

Effective January 1, 2020, the Board of Trustees approved the following Funds to change their U.S. federal income tax status from a regulated investment company to a partnership:

JNL/DFA U.S. Small Cap Fund	JNL/Neuberger Berman Strategic Income Fund
JNL/DoubleLine® Core Fixed Income Fund	JNL/PIMCO Income Fund
JNL/Fidelity Institutional Asset Management® Total Bond Fund	JNL/PIMCO Investment Grade Credit Bond Fund
JNL/First State Global Infrastructure Fund	JNL/RAFI® Fundamental Asia Developed Fund
JNL/GQG Emerging Markets Equity Fund	JNL/RAFI® Fundamental U.S. Small Cap Fund
JNL/Invesco Diversified Dividend Fund	JNL/RAFI® Multi-Factor U.S. Equity Fund
JNL/Invesco Global Growth Fund	JNL/Goldman Sachs Competitive Advantage Fund
JNL/Mellon Bond Index Fund	JNL/Goldman Sachs Dividend Income & Growth Fund
JNL/Mellon Utilities Sector Fund	JNL/Goldman Sachs Intrinsic Value Fund
JNL/Mellon S&P 500 Index Fund	JNL/Goldman Sachs Total Yield Fund
JNL/Neuberger Berman Commodity Strategy Fund

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For U.S. federal income tax purposes, each Partnership Fund (for purposes of this section, a “Fund”) expects to be treated as a partnership and not as an association taxable as a corporation, and does not expect to be a “publicly traded partnership” as defined in Section 7704 of the Code. Each Fund considers itself to be a separate entity for U.S. federal income tax purposes. Thus, each Fund and its partners should not be required to take into account the assets, operations, or partners of other series of the Trust for U.S. federal income tax purposes (e.g., for purposes of determining possible characterization as a publicly traded partnership). If a Fund were determined to be a publicly traded partnership taxable as a corporation, (i) it generally would be subject to tax at the Fund level on its earnings and profits at regular corporate income tax rates, and (ii) each insurance company separate account invested in the Fund would fail to satisfy the separate diversification requirements described below (See Taxation – Special Tax Considerations for Separate Accounts of Insurance Companies), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

As a partnership, a Fund is generally not itself subject to U.S. federal income tax. Instead, each partner will be required to take into account for U.S. federal income tax purposes its allocable share of a Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such partner has received or will receive corresponding distributions from the Fund. Allocations of these tax items, for U.S. federal income tax purposes, generally will be made in accordance with the economics of the Funds. Such items when allocated to a partner will generally retain their character as qualifying for particular tax treatment (e.g., eligibility for dividends-received deduction) when received by a taxable partner such as an insurance company; this “pass-through” of tax characteristics will generally not affect holders of Contracts funded by a Fund or participants in Qualified Plans investing in a Fund.

Taxation of Fund Investments

Partnership Funds may not be eligible for beneficial withholding rates, available to Regulated Investment Company Funds, in certain foreign jurisdictions. JNAM has agreed to reimburse the Partnership Funds for an amount equal to the additional tax withheld. These amounts are included in Foreign taxes withheld on the Statements of Operations. The Partnership Funds could also experience delays in receipt of tax reclaim payments due to their partnership status, as compared to the timing experienced by Regulated Investment Company Funds. JNAM has agreed to contribute to the Partnership Funds an amount equal to the outstanding tax reclaims, within the timeframe the Partnership Funds would have received payment under Regulated Investment Company status. The Partnership Funds will then reimburse JNAM once the reclaim payments are received from the foreign tax authorities. Amounts paid to the Partnership Funds by JNAM due to delayed tax reclaim receipts are included in Payable to affiliates on the Statements of Assets and Liabilities.

A Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale, wash-sale, mark-to-market, or short-sale rules. Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Regulated Investment Company Fund to qualify as a regulated investment company may limit the extent to which a Regulated Investment Company Fund will be able to engage in certain derivatives or commodity-linked transactions.

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A U.S. person, including a Fund, who owns, directly or indirectly, 10% or more of the total combined voting power of all classes of stock of a foreign corporation or 10% or more of the total value of shares of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The Subsidiaries are each expected to be a CFC in which the Fund will be a U.S. Shareholder. As a U.S. Shareholder, the Fund (or, in the case of a Partnership Fund, its shareholders that are treated as U.S. Shareholders) is required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from a Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years.

Certain Regulated Investment Company Funds may invest up to 25% of their assets in a Subsidiary to gain exposure to commodities without violating the qualifying income requirement applicable to Regulated Investment Company Funds, as described above. Certain Regulated Investment Company Funds has received an opinion of special tax counsel that the income and gain the Fund derives from the subsidiary should be “qualifying income” under Subchapter M of the Code. An opinion of counsel, however, is not binding on the IRS or the courts. The IRS has since issued final regulations that generally treat a Fund’s income inclusion with respect to a CFC as “qualifying income” for purposes of determining the Fund’s ability to be subject to tax as a regulated investment company either if (i) there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (ii) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

Amounts realized by a Fund from sources within foreign countries (e.g., dividends or interest paid on foreign securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Fund’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Any investment by a Partnership Fund in foreign securities may subject the Partnership Fund and/or its partners (whether or not the partners receive any distributions with respect to such investments), directly or indirectly, to taxation, including withholding or other taxes on dividends, interest, or capital gains, and/or tax filing obligations in foreign jurisdictions. A Partnership Fund and/or its partners may otherwise be subject to foreign taxation on repatriation proceeds generated from those securities or to other transaction-based foreign taxes on those securities.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Regulated Investment Company Fund acquires any equity interest in a PFIC, the Regulated Investment Company Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Regulated Investment Company Fund is timely distributed to its shareholders.

Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Partnership Fund may also invest in PFICs, which are subject to special tax rules. Partners in a Partnership Fund that invests in a CFC or PFIC may be subject to special reporting and filing requirements in respect of their indirect investment in such instruments. Partners should consult their tax advisors in this regard.

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A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the Treasury Regulations are expected to provide, that excess inclusion income of a Fund, will be allocated with the same consequences as if the investment was held directly.

In general, excess inclusion income allocated to shareholders of a Fund (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder or partner, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of an insurance company separate account supporting a Contract, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding Contracts.

In addition, to the extent that a shareholder or partner has borrowed to finance shares of a Fund or a Fund holds property that constitutes debt-financed property (e.g., securities purchased on margin), income attributable to such property allocated to a shareholder or partner that is an exempt organization may constitute UBTI. Certain of a Partnership Fund’s other investments or activities may also generate UBTI. Furthermore, the IRS may take the position that certain of a Partnership Fund’s investments in derivative instruments should be reclassified in a manner that gives rise to UBTI. In addition, reverse repurchase agreements may, under certain conditions, be characterized as secured loans, the proceeds of which could be used to acquire assets that would, therefore, give rise to debt-financed income. If a Partnership Fund generates UBTI, a tax-exempt partner in the Partnership Fund generally would be required to file a tax return and could incur tax liability on such partner’s allocable share of that UBTI.

Qualified Plans and other tax-exempt partners should consult their own tax advisors concerning the possible effects of UBTI on their own tax situation as well as the general tax implications of an investment in a Partnership Fund.

Special Considerations for Separate Accounts of Insurance Companies (all Funds)

The shares of each Fund are owned by one or more separate accounts of Jackson and Jackson NY that hold such shares in connection with variable annuity and variable life insurance contracts, and by various funds of JNL Series Trust, which are partnerships. Under Section 817(h) of the Code, if the investments of a segregated asset account, such as the separate accounts of Jackson and Jackson NY, are “adequately diversified,” and certain other requirements are met, a holder of a Contract supported by the account generally will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Contract.

Generally, a segregated asset account will be deemed adequately diversified if as of the close of each calendar quarter (or within 30 days thereafter), (i) no more than 55% of the value of its total assets is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. Section 817(h)(2) and the Treasury Regulations thereunder provide as a safe harbor that a segregated asset account that funds contracts such as the variable annuity or variable life insurance policies is treated as meeting the diversification requirements if, as of the close of each calendar quarter (or within 30 days thereafter), the assets in the account meet the asset diversification requirement for a regulated investment company described in Section 851(b)(3) and no more than 55% of the total assets of the account consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. Under recent Treasury guidance, a special rule for satisfying the diversification requirement is available to insurance company separate accounts investing in funds that qualify as “government money market funds” under Rule 2a-7(a)(14) under the 1940 Act, pending the issuance of revised Treasury Regulations.

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In general, all securities of the same issuer are treated as a single investment for these purposes, and each U. S. government agency or instrumentality is treated as a separate issuer. However, Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a regulated investment company or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company or partnership. Under this look-through rule, if a Fund limits its shareholders to (i) life insurance companies whose separate accounts invest in the Fund for purposes of funding variable annuity and variable life insurance contracts, (ii) trustees of qualified pension and retirement plans and (iii) other funds having similar shareholders, each insurance company separate account investing in the Fund will be treated as owning (as a separate investment) its proportionate share of each asset of the Fund for purposes of meeting its own diversification requirements under Code Section 817(h), provided that the Fund qualifies as a regulated investment company or a partnership that is not a “publicly traded partnership.”

Each Fund is managed with the intention of complying with the diversification requirements imposed by Section 817(h) of the Code but may not satisfy the look-through rule. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.

Failure by a Fund to satisfy the Code Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above, or by failing to satisfy the look-through rule, could cause the Contracts to lose their favorable tax status and require a Contract owner to include currently in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the Code Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the insurance company issuing the Contracts.

The IRS has indicated that a degree of investor control over the investment options underlying a Contract may interfere with the tax-deferred treatment of such Contracts. The IRS has issued rulings addressing the circumstances in which a Contract owner’s control of the investments of the separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the holder’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Fund’s investment strategies are sufficiently broad to prevent a Contract owner from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Contract owner has an impermissible level of investor control over a separate account. Contract owner should consult the insurance companies issuing their Contracts and their own tax advisors, as well as the prospectus relating to their particular Contract, for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Fund as described above, including retroactively. In addition, there can be no assurance that a Fund will be able to continue to operate as currently described, or that a Fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Contract owners to be considered the owners of the shares of the Fund.

Tax Shelter Reporting Regulations

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Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, including an insurance company holding separate accounts, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as insurance companies that own shares in a Regulated Investment Company Fund through their separate accounts, are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these Regulations in light of their individual circumstances.

A Partnership Fund may engage in transactions or make investments that would subject the Partnership Fund, its partners, and/or its “material advisors,” as defined in Treas. Reg. Sec. 301.6112-1(c)(1), to special rules requiring such transactions or investments by the Partnership Fund or investments in the Partnership Fund to be reported and/or otherwise disclosed to the IRS, including to the IRS’s Office of Tax Shelter Analysis (the “Tax Shelter Rules”). A transaction may be subject to reporting or disclosure if it is described in any of several categories of “reportable transactions”, which include, among others, transactions that result in the incurrence of a loss or losses exceeding certain thresholds or that are offered under conditions of confidentiality. Although each Partnership Fund does not expect to engage in transactions solely or principally for the purpose of achieving a particular tax consequence, there can be no assurance that a Partnership Fund will not engage in transactions that trigger the Tax Shelter Rules. In addition, a partner may have disclosure obligations with respect to its shares in a Partnership Fund if the partner (or the Partnership Fund in certain cases) participates in a reportable transaction.

Contract Owners

The foregoing discussion does not address the tax consequences to Contract owners of an investment in a Contract. Contract owners investing in a Fund through an insurance company separate account or persons investing in a Fund through Other Eligible Investors are urged to consult with their insurance company or Other Eligible Investor, as applicable, and their own tax advisors, for more information regarding the U.S. federal income tax consequences to them of an investment in a Fund. Additional information relating to the tax treatment of the variable annuity and life insurance policies for which the Funds serve as underlying funding alternatives is contained in the prospectuses for those policies.

Financial Statements

The audited financial statements and financial highlights, including notes thereto, and the report of the Funds’ Independent Registered Public Accounting Firm, KPMG LLP, as of and for each of the periods presented through December 31, 2019, included in the Trust’s Annual Report to shareholders are incorporated by reference into (which means they legally are a part of) this SAI. Financial information for the JNL/Lord Abbett Short Duration Income Fund is not provided because the Fund is newly created and has not yet commenced operations. The Annual Report and Semi-Annual Report are available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this SAI.

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APPENDIX A — RATINGS OF INVESTMENTS

Moody’s Investors Service (“Moody’s”) Global Short-Term Rating Scale

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Moody’s Global Long-Term Rating Scale

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms. By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid security indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

S&P Global Ratings (“S&P”) Short-Term Issue Credit Ratings

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

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D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

S&P Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

●	The likelihood of payment – the capacity and willingness of the obligor to meet its financial commitments on an obligation in accordance with the terms of the obligation;
●	The nature and provisions of the financial obligation, and the promise we impute; and
●	The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

An issue rating is an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR indicates that a rating has not been assigned or is no longer assigned.

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Ratings: The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

Fitch Ratings Inc. (“Fitch”) National Short-Term Credit Ratings

F1(xxx):  Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency's National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country or monetary union. Where the liquidity profile is particularly strong, a "+" is added to the assigned rating.

F2(xxx):  Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx):  Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

B(xxx):  Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

C(xxx):  Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country or monetary union.

RD(xxx):  Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D(xxx):  Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Note: The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

Fitch National Long-Term Credit Ratings

AAA(xxx):  ‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country or monetary union.

AA(xxx):  ‘AA’ National Ratings denote expectations of a very low level of default risk relative to other issuers or obligations in the same country or monetary union. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx):  ‘A’ National Ratings denote expectations of a low level of default risk relative to other issuers or obligations in the same country or monetary union.

BBB(xxx):  ‘BBB’ National Ratings denote a moderate level of default risk relative to other issuers or obligations in the same country or monetary union.

BB(xxx):  ‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country or monetary union.

B(xxx):  ‘B’ National Ratings denote a significantly elevated level of default risk relative to other issuers or obligations in the same country or monetary union.

CCC(xxx):  ‘CCC’ National Ratings denote a very high level of default risk relative to other issuers or obligations in the same country or monetary union.

CC(xxx):  ‘CC’ National Ratings denote the level of default risk is among the highest relative to other issuers or obligations in the same country or monetary union.

C(xxx):  A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:

the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

A-3

the formal announcement by the issuer or their agent of a distressed debt exchange; and

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent

RD(xxx):  Restricted default. 'RD' ratings indicate an issuer that, in Fitch’s opinion, has experienced an uncured payment default on a bond, loan or other material financial obligation but that has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure and has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;
b.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or
d.	execution of a distressed debt exchange on one or more material financial obligations.

D(xxx):  ‘D’ National Ratings denote an issuer that has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Note:  The ISO International Country Code is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

Fitch Issuer Default Ratings

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities or enterprises in global infrastructure, project finance and public finance. IDRs opine on an entity's relative vulnerability to default (including by the way of a distressed debt exchange) on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency's view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality. 'AAA' ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA:  Very high credit quality. 'AA' ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. 'A' ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB:  Good credit quality. 'BBB' ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB:  Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B:  Highly speculative. 'B' ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC:  Substantial credit risk. Default is a real possibility.

CC:  Very high levels of credit risk. Default of some kind appears probable.

C:  Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a 'C' category rating for an issuer include:

A-4

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;
b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
c.	the formal announcement by the issuer or their agent of a distressed debt exchange;
d.	a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD:  Restricted default. 'RD' ratings indicate an issuer that in Fitch’s opinion has experienced:

a.	an uncured payment default or distressed debt exchange on a bond, loan or other material financial obligation, but
b.	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
c.	has not otherwise ceased operating.

This would include:

i.	the selective payment default on a specific class or currency of debt;
ii.	the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
iii.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D:  Default. 'D' ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency's opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer's financial obligations or local commercial practice.

DBRS Limited Commercial Paper and Short-Term Debt Ratings

The DBRS® short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the subcategories “(high)”, “(middle)”, and “(low)”.

R-1 (high):  Highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle):  Superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low):  Good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high):  Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle):  Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low):  Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

A-5

R-3: Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4: Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5: Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D: When the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to D may occur. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange.”

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JACKSON NATIONAL ASSET MANAGEMENT, LLC

Proxy Voting Policies and Procedures

I.	Introduction

While JNAM is the investment adviser to the Funds, certain affiliated and non-affiliated sub- advisers (“Sub-Advisers”) conduct the day-to-day investment management of the Funds. Pursuant to the Sub-Advisers’ respective “Sub-Advisory Agreements” with JNAM, the Sub-Advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. JNAM, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the Sub-Advisers and the Funds. JNAM does not make individual investment decisions on behalf of the Funds. JNAM does not have a portfolio management department and does not operate a trading desk. JNAM provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

JNAM views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for its clients. JNAM maintains a policy of seeking to protect the best interests of its clients should a proxy issue potentially implicate a conflict of interest between its clients and JNAM or its affiliates. Schedule A lists the Funds to which this policy relates.

Also, the Funds are required to file an annual record of their respective proxy votes with the SEC by August 31st of each year on Form N-PX. The period covered by the Funds’ Form N-PX filing with the SEC is July 1st through June 30th of the following year.

II.	Delegation to the Sub-Advisers

The Funds have delegated proxy voting responsibilities to JNAM, as the investment adviser to the Funds, and JNAM is authorized to delegate, in whole or in part, its proxy voting authority to the Funds’ Sub-Advisers, consistent with the policies set forth below. The Sub-Advisers are expected to identify and seek to obtain the optimal benefit for the Funds. JNAM believes that the Sub-Advisers generally are also best suited to evaluate and vote proxies for the securities they acquire for the Funds. Therefore, except as provided herein, and as delegated to JNAM by the Funds’ Board, it is JNAM’s policy to delegate its proxy voting responsibility, primarily to the Sub-Advisers of each Fund. JNAM intends to maintain substantial oversight to ensure that each Fund’s Sub-Adviser has written policies that meet certain minimum standards, as follows:

A.	The policies are expected to be reasonably designed to protect the best interests of the Fund.

B.	JNAM expects that a Sub-Adviser’s proxy voting guidelines will be set forth in sufficient detail. The proxy voting guidelines (or the Sub-Adviser’s, through separate written means) should address at least the following issues:

i.	Procedures on how the Sub-Adviser demonstrates its voting determinations in the Fund’s best interest and in accordance with the Funds’ proxy voting policies and procedures;
ii.	Procedures the Sub-Adviser considers when it becomes aware of potential factual errors, potential incompleteness, or potential weaknesses in methodologies in a proxy advisory firm’s analysis that may materially affect one or more of the Sub-Adviser’s voting determinations;

Effective February 28, 2020

iii.	The extent to which the Sub-Adviser delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;
iv.	Procedures for the Sub-Adviser’s evaluation of the services of a proxy advisory firm that it retains, including evaluating any material changes in services or operations by the proxy advisory firm;
v.	Policies and procedures describing the factors the Sub-Adviser assesses when engaging the services of a proxy advisory firm;
vi.	Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted; and
vii.	Policies regarding the extent to which the Sub-Adviser will support or give weight to the views of management of a portfolio company.

The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Sub-Adviser and/or its affiliates, and to resolve any conflicts of interest based on the best interests of the Fund. If the matter involves an issue that is specifically addressed in the Sub-Adviser’s proxy voting policies, the proxy shall be cast in accordance with those policies.

C.	To the extent that a Sub-Adviser identifies a material conflict of interest between itself and the interests of a Fund, the Sub-Adviser shall notify JNAM and confirm how the conflict was resolved.

D.	JNAM shall periodically report to the Funds’ Board, on the Funds’ proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Sub-Advisers’ proxy voting policy, and any recommended changes in the Funds’ proxy voting policies. JNAM may also provide the Funds’ Board with information related to any third-party vendors used to facilitate proxy voting.

III.	Reservation of JNAM’s Authority and Conflicts of Interest

A.	JNAM may periodically review the proxy voting policies of each Sub-Adviser. JNAM seeks to insure that the Sub-Advisers seek the best interests of the Funds in voting proxies for the Funds, as described herein.

In addition, JNAM recognizes that in certain circumstances, Sub-Advisers may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it sub-advises. In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, JNAM may permit a Sub-Adviser to abstain from voting. In particular, JNAM recognizes the following circumstances where voting might not be in the best interests of a Fund:

i.	Voting a proxy for securities held in a passively managed index fund;
ii.	Voting a proxy for certain foreign securities with “block out” or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and
iii.	Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Sub-Advisers may abstain from voting proxies in other circumstances where it determined that such a vote may not be in the best interests of the Fund(s) and its shareholders, or there is a material conflict of interest.

Effective February 28, 2020

B.	In cases where the Funds’ may have securities on loan at the time that proxies are to be voted, the Sub-Adviser may call loaned securities back to vote the proxies. If the request to call back the securities is not successful for any reason, the counterparty retains the right to vote the proxies.

C.	For a Fund that is operated as a “Fund of Funds” pursuant to Section 12(d)(1)(G) of the 1940 Act (i.e., the Fund invests solely in shares of other Funds (each, an “Underlying Fund”)), JNAM shall vote the Fund of Funds’ proxies on the shares of the Underlying Fund in the same proportion as the vote of all the other holders of that Underlying Fund’s shares.

IV.	Foreign Regulatory Reporting and Other Conflicts of Interest

For purposes of foreign jurisdictional reporting, and for other conflicts of interests within the larger Prudential plc group framework to which JNAM is subject, it is noted that:

A.	Prudential plc does not, and will not, interfere by giving direct or indirect instructions or in any other way in the exercise of the voting rights attached to the Funds’ securities in respect of which JNAM and/or the Sub-Advisers will vote proxies in such securities on behalf the Funds’ (“Voting Rights”);
B.	Jackson and its U.S. affiliates and subsidiaries do not, and will not, interfere by giving direct or indirect instructions or in any other way in the exercise of the voting rights attached to the Funds’ securities in respect of which JNAM and/or the Sub-Advisers will vote proxies in such securities on behalf the Funds;
C.	JNAM and/or the Sub-Advisers are free in all situations to exercise the Voting Rights independently of Prudential plc; and
D.	JNAM and/or the Sub-Advisers disregard and will disregard the interests of Prudential plc or any other Prudential group company whenever conflicts of interest arise in the exercise of the Voting Rights.

V.	Recordkeeping

Rule 30b1-4 under the 1940 Act requires each Fund to file its complete proxy voting record on an annual basis (for each reporting period ending June 30th) on Form N-PX no later than August 31st of each year. JNAM will prepare and file Form N-PX on behalf of the Funds based on proxy voting data collected by a third-party service provider retained by JNAM and the Funds.

In addition, JNAM will post this data on a public website, the address of which will be disclosed for the benefit of shareholders (contract holders) in the statement of additional information of any Fund filing its annual registration statement update.

VI.	Reporting

There is not a formal Board reporting requirement, however, where there is a conflict of interest, JNAM may report such incident and resolution to the Funds’ Board

Effective February 28, 2020

Schedule A

JNAM Clients

JNL Series Trust
JNL Investors Series Trust
JNL Variable Fund LLC
Jackson Variable Series Trust

Effective February 28, 2020

PROXY VOTING POLICY AND PROCEDURES

AS AMENDED: NOVEMBER 2017

LAST REVIEWED: NOVEMBER 2017

I.	STATEMENT OF POLICY

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to seek to ensure that such rights are properly and timely exercised. AQR Capital Management, LLC (“AQR”)1 generally retains proxy voting authority with respect to securities purchased for its clients. AQR will seek to vote proxies in the best interest of its clients and in accordance with this Proxy Voting Policy and Procedures (the “Policy”).

AQR’s processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio, and other factors.

II.	USE OF THIRD-PARTY PROXY VOTING SERVICE

The U.S. Securities and Exchange Commission and its staff have expressed the view that although the voting of proxies remains the duty of an investment adviser, an investment adviser may contract with a proxy advisory firm to perform certain functions with respect to proxy voting so long as the investment adviser ascertains, among other things, whether the proxy advisory firm has the capacity and competence to adequately analyze proxy issues.

AQR has engaged Institutional Shareholder Services Inc. (“ISS”), an independent third-party proxy advisory firm, to provide proxy voting services with respect to securities held in a given fund or account. ISS’ proxy voting services include, but are not limited to, receiving proxy ballots, working with AQR’s custodian banks, executing votes and maintaining vote records. ISS votes according to ISS’s proxy voting guidelines subscribed by a given AQR fund or account, unless instructed otherwise by AQR.

AQR also requires ISS to identify and provide information regarding any material business changes or conflicts of interest on an ongoing basis. Where a conflict of interest may exist, AQR requires ISS to provide information on how said conflict is being addressed. If, as a result of the

1 The term “AQR” includes AQR Capital Management, LLC and CNH Partners, LLC and their respective investment advisory affiliates.

AQR’s examination of ISS’s conflicts of interest, a determination is made that a material conflict of interest exists, AQR’s Chief Compliance Officer (the “CCO”) or designee will determine whether to follow ISS’s recommendation or take other action with respect to the proxy vote.

At least annually, the Compliance Department will review the capacity and competence of ISS. Specifically, the Compliance Department will:

1.	Review ISS’s proxy voting guidelines and assess the adequacy of the guidelines, including assessing whether the guidelines are reasonably designed to ensure that proxies are voted in the best interests of AQR’s clients;

2.	Review ISS’s procedures to seek to ensure that its proxy voting recommendations are based on current and accurate information;

3.	Review a sample of ISS’s proxy votes to review whether ISS has complied with ISS’s proxy voting guidelines;

4.	Obtain a certification or other information from ISS regarding its independence and impartiality.

III.	VOTING PROCEDURES

ISS is responsible for coordinating with AQR’s clients’ custodians to seek to ensure that all proxy materials received by custodians relating to a client’s securities are processed in a timely fashion. Proxies relating to securities held in client accounts will typically be sent directly to ISS. In the event that proxy materials are sent to AQR directly instead of ISS, AQR will use reasonable efforts to identify and forward those materials promptly to ISS for processing.

As noted in Section II, ISS will vote proxies in accordance with the subscribed proxy voting guidelines, unless instructed otherwise by AQR.

IV.	VOTING GUIDELINES

To the extent that AQR is voting a proxy itself and not utilizing ISS’s recommendation, AQR will be required to vote proxies in a way that, in AQR’s best judgment, is in the best interest of AQR’s clients holding such securities. Unless prior approval is obtained from the CCO or designee, the following guidelines will generally be adhered to when AQR is voting a proxy itself:

1.	AQR will not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders, shall be for the sole purpose of expressing and discussing AQR's concerns for its advisory clients' interests and not for an attempt to influence or control management;

2.	AQR will not announce its voting intentions and the reasons therefore; and

3.	AQR will not initiate a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR or ISS may not vote a proxy in certain situations, including but not limited to, when:

1.	The cost of voting a proxy outweighs the benefit of voting;

2.	AQR is not given enough time to process the vote;

3.	AQR has an outstanding sell order or intends to sell the applicable security prior to the voting date;

4.	There are restrictions on trading resulting from the exercise of a proxy; or

5.	Voting would cause an undue burden to AQR.

Additionally, from time to time, AQR or ISS may be unable to cast a vote prior to the cutoff date for reasons including, but not limited to, timing of transferring proxy information. AQR does not view non-voted proxy ballots to be a material issue for either the clients or AQR’s investment strategies. AQR typically follows a systematic, research-driven approach, applying quantitative tools to process fundamental information and manage risk, significantly reducing the importance and usefulness of the proxies AQR receives and votes, or causes to be voted, on behalf of its clients.

Moreover, some of AQR’s strategies primarily focus on portfolio management and research related to macro trading strategies which are implemented through the use of derivatives. These strategies typically do not hold equity securities with voting rights, but may, in certain circumstances, hold an exchange traded fund (“ETF”) for the purpose of managing market exposure. For these funds and accounts that only have a de minimis exposure to equites via an ETF used for equitization, AQR will not vote proxies.

V.	POTENTIAL CONFLICTS OF INTEREST OF THE ADVISER

AQR mitigates potential conflicts of interest by generally voting in accordance with the pre-determined voting recommendations outlined in the subscribed voting guidelines of our independent third party provider, ISS. However, from time to time, AQR may determine to vote contrary to the recommendation of ISS which could give rise to potential conflicts of interest.

In the event that AQR intends to directly vote a proxy in a manner that is inconsistent with ISS’s recommendation, the Compliance Department will examine any conflicts that exist between the interests of AQR and its clients. This examination includes, but is not limited to, a review of any material economic interest, including outside business activities, of AQR, its personnel, and its affiliates with the issuer of the security in question.

If, as a result of the Compliance Department’s examination, a material conflict of interest is found to exist, AQR will determine whether:

1.	Directly voting the meeting is in the best interests of the client;

2.	ISS’s recommendation should be followed; or

3.	The client should approve the ISS recommendation.

VI.	DISCLOSURE

Upon request, AQR will furnish a copy of this Policy to the requesting client and information on how the client’s proxies were voted. If a client requests how the client’s proxies were voted, AQR will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about:

1.	The name of the issuer;
2.	The proposal voted upon; and
3.	The election made for the proposal.

Clients may contact AQR’s Client Administration team by calling 203-742-3700 or via e-mail at Client.Admin@aqr.com for a copy of the ISS Proxy Voting Guidelines or to obtain a record of how proxies were voted for their account.

VII.	AQR FUNDS

On an annual basis, AQR will provide, or cause ISS to provide, to the AQR Funds’ administrator or other designee on a timely basis, any and all reports and information necessary to prepare and file Form N-PX, which is required by Rule 30b1-4 under the Investment Company Act of 1940.2

VIII.	PROXY RECORDKEEPING

AQR will maintain the following records with respect to this Policy:

1.	A copy of the Policy, and any amendments thereto;

2.	A copy of any document AQR created that was material to making a decision how to vote proxies, or that memorializes that decision.

AQR will cause ISS to maintain the following records below under this Policy for a period of no less than 5 years as required by SEC Rule 204-2. In addition, ISS will promptly produce such records upon request. Records will include:

1.	A copy of the ISS Proxy Voting Guidelines;

2 Form N-PX is required to contain an AQR Fund’s complete proxy voting record for the most recent 12-month period ended June 30 and must be filed no later than August 31 of each year.

2.	A copy of ISS’s policies and procedures related to voting of proxies and management of conflicts of interest;

3.	A copy of each research report prepared by ISS;

4.	A copy of each proxy ballot received; an

5.	A record of each vote cast

IX.	REVIEW OF POLICY AND PROCEDURES

The Compliance Department shall review, no less frequently than annually, the adequacy of this Policy to ensure it has been implemented effectively, including whether the Policy continues to be reasonably designed to ensure that proxies are voted in the best interests of its clients.

Contents
Introduction	1
Voting guidelines	1
Boards and directors	2
Auditors and audit-related issues	7
Capital structure	8
Mergers, asset sales, and other special transactions	9
Executive compensation	10
Environmental and social issues	12
General corporate governance matters	14
Shareholder protections	15

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These guidelines should be read in conjunction with the BlackRock Investment Stewardship Global Corporate Governance and Engagement Principles.

Introduction
BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and enhance the economic value of the securities held in client accounts. The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock Investment Stewardship’s general philosophy and approach to corporate governance issues that most commonly arise in proxy voting for U.S. securities. These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots, as well as our expectations of boards of directors. They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines
These guidelines are divided into eight key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders:
•	Boards and directors
•	Auditors and audit-related issues
•	Capital structure
•	Mergers, asset sales, and other special transactions
•	Executive compensation
•	Environmental and social issues
•	General corporate governance matters
•	Shareholder protections

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Boards and directors
Director elections
In general, BlackRock supports the election of directors as recommended by the board in uncontested elections. However, we may withhold votes from directors or members of particular board committees in certain situations, as indicated below.

Independence
We expect a majority of the directors on the board to be independent. In addition, all members of key committees, including audit, compensation, and nominating / governance committees, should be independent. Our view of independence may vary slightly from listing standards.
In particular, common impediments to independence in the U.S. may include:
•	Employment as a senior executive by the company or a subsidiary within the past five years
•	An equity ownership in the company in excess of 20%
•
Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of the company

We may vote against directors serving on key committees that we do not consider to be independent.
When evaluating controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

Oversight
We expect the board to exercise appropriate oversight over management and business activities of the company. We will consider voting against committee members and / or individual directors in the following circumstances:
•
Where the board has failed to exercise oversight with regard to accounting practices or audit oversight, we will consider voting against the current audit committee, and any other members of the board who may be responsible. For example, this may apply to members of the audit committee during a period when the board failed to facilitate quality, independent auditing if substantial accounting irregularities suggest insufficient oversight by that committee

•
Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue

•
The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where the board is not comprised of a majority of independent directors. However, this would not apply in the case of a controlled company

•	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his / her reliability to represent the best long-term economic interests of shareholders

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•
Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance

•
Where a director serves on an excess number of boards, which may limit his / her capacity to focus on each board’s requirements. The following illustrates the maximum number of boards on which a director may serve, before he / she is considered to be over-committed:

	Public Company CEO	# Outside Public Boards*	Total # of Public Boards
Director A	✓	1	2
Director B		3	4
 *In addition to the company under review
Responsiveness to shareholders
We expect a board to be engaged and responsive to its shareholders. Where we believe a board has not substantially addressed shareholder concerns, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
•
The independent chair or lead independent director, members of the nominating / governance committee, and / or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders, evidence of board entrenchment, and / or failure to promote adequate board succession planning

•
The chair of the nominating / governance committee, or where no chair exists, the nominating / governance committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voted and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote

•
The independent chair or lead independent director and / or members of the nominating / governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests

Shareholder rights
We expect a board to act with integrity and to uphold governance best practices. Where we believe a board has not acted in the best interests of its shareholders, we may vote against the appropriate committees and / or individual directors. The following illustrates common circumstances:
•	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without shareholder approval
•
The independent chair or lead independent director and members of the governance committee, where a board amends the charter / articles / by-laws such that the effect may be to entrench directors or to significantly reduce shareholder rights

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•	Members of the compensation committee where the company has repriced options without shareholder approval
•
If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises. In such situations, if we have a concern regarding a committee or committee chair that is not up for re-election, we will generally register our concern by withholding votes from all available members of the relevant committee

Board composition and effectiveness
We encourage boards to periodically renew their membership to ensure relevant skills and experience within the boardroom. To this end, regular performance reviews and skills assessments should be conducted by the nominating / governance committee.
Furthermore, we expect boards to be comprised of a diverse selection of individuals who bring their personal and professional experiences to bear in order to create a constructive debate of competing views and opinions in the boardroom. We recognize that diversity has multiple dimensions. In identifying potential candidates, boards should take into consideration the full breadth of diversity including personal factors, such as gender, ethnicity, and age; as well as professional characteristics, such as a director’s industry, area of expertise, and geographic location.  In addition to other elements of diversity, we encourage companies to have at least two women directors on their board. Our publicly available commentary explains our approach to engaging on board diversity.
We encourage boards to disclose their views on:
•	The mix of competencies, experience, and other qualities required to effectively oversee and guide management in light of the stated long-term strategy of the company
•
The process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and / or assess candidates

•	The process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and / or sensitive details
•	The consideration given to board diversity, including, but not limited to, gender, ethnicity, race, age, experience, geographic location, skills, and perspective in the nomination process
While we support regular board refreshment, we are not opposed in principle to long-tenured directors, nor do we believe that long board tenure is necessarily an impediment to director independence. A variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience.
Our primary concern is that board members are able to contribute effectively as corporate strategy evolves and business conditions change, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders. We acknowledge that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.
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Where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.
To the extent that we believe that a company has not adequately accounted for diversity in its board composition within a reasonable timeframe, we may vote against the nominating / governance committee for an apparent lack of commitment to board effectiveness.
Board size
We typically defer to the board in setting the appropriate size and believe directors are generally in the best position to assess the optimal board size to ensure effectiveness. However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.
CEO and management succession planning
There should be a robust CEO and senior management succession plan in place at the board level that is reviewed and updated on a regular basis. We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time, as well as short-term planning in the event of an unanticipated executive departure. We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.
Classified board of directors / staggered terms
We believe that directors should be re-elected annually and that classification of the board dilutes shareholders’ right to promptly evaluate a board’s performance and limits shareholder selection of directors. While there may be exceptions, we will typically support proposals requesting board de-classification.
Without a voting mechanism to immediately address concerns of a specific director, we may choose to vote against or withhold votes from the available slate of directors by default (see “Shareholder rights” for additional detail).
Contested director elections
The details of contested elections, or proxy contests, are assessed on a case-by-case basis. We evaluate a number of factors, which may include: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissident represents the best option for enhancing long-term shareholder value.
Cumulative voting
We believe that a majority vote standard is in the best long-term interest of shareholders. It ensures director accountability via the requirement to be elected by more than half of the votes cast. As such, we will generally oppose proposals requesting the adoption of cumulative voting, which may disproportionately aggregate votes on certain issues or director candidates.
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Director compensation and equity programs
We believe that compensation for directors should be structured to attract and retain the best possible directors, while also aligning their interests with those of shareholders. We believe director compensation packages that are based on the company’s long-term value creation and include some form of long-term equity compensation are more likely to meet this goal. In addition, we expect directors to build meaningful share ownership over time.
Majority vote requirements
BlackRock believes that directors should generally be elected by a majority of the shares voted and will normally support proposals seeking to introduce bylaws requiring a majority vote standard for director elections. Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives. Some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast. Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.
Risk oversight
Companies should have an established process for identifying, monitoring, and managing key risks. Independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management. We encourage companies to provide transparency around risk measurement, mitigation, and reporting to the board. We are particularly interested in understanding how risk oversight processes evolve in response to changes in corporate strategy and / or shifts in the business and related risk environment.
Separation of chairman and CEO
We believe that independent leadership is important in the boardroom. In the U.S. there are two commonly accepted structures for independent board leadership: 1) an independent chairman; or 2) a lead independent director when the roles of chairman and CEO are combined.
In the absence of a significant governance concern, we defer to boards to designate the most appropriate leadership structure to ensure adequate balance and independence.
In the event that the board chooses a combined chair / CEO model, we generally support the designation of a lead independent director if they have the power to: 1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors. Furthermore, while we anticipate that most directors will be elected annually, we believe an element of continuity is important for this role for an extended period of time to provide appropriate leadership balance to the chair / CEO.
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The following table illustrates examples of responsibilities under each board leadership model:

	Combined Chair / CEO Model		Separate Chair Model
	Chair / CEO	Lead Director	Chair
Board Meetings
	Authority to call full meetings of the board of directors	Attends full meetings of the board of directors	Authority to call full meetings of the board of directors

Authority to call meetings of independent directors

Briefs CEO on issues arising from executive sessions
Agenda
	Primary responsibility for shaping board agendas, consulting with the lead director	Collaborates with chair / CEO to set board agenda and board information	Primary responsibility for shaping board agendas, in conjunction with CEO
Board Communications
	Communicates with all directors on key issues and concerns outside of full board meetings	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning	Facilitates discussion among independent directors on key issues and concerns outside of full board meetings, including contributing to the oversight of CEO and management succession planning

Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee members where the board has failed to facilitate quality, independent auditing. We look to the audit committee report for insight into the scope of the audit committee responsibilities, including an overview of audit committee processes, issues on the audit committee agenda, and key decisions taken by the audit committee. We take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.
The integrity of financial statements depends on the auditor effectively fulfilling its role. To that end, we favor an independent auditor. In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.
From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms. We may support these proposals when they are consistent with our views as described above.
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Capital structure proposals
Equal voting rights
BlackRock believes that shareholders should be entitled to voting rights in proportion to their economic interests. We believe that companies that look to add or already have dual or multiple class share structures should review these structures on a regular basis or as company circumstances change. Companies should receive shareholder approval of their capital structure on a periodic basis via a management proposal on the company’s proxy. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
Blank check preferred stock
We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and as a possible entrenchment device.  We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.
Nonetheless, we may support the proposal where the company:
•	Appears to have a legitimate financing motive for requesting blank check authority
•	Has committed publicly that blank check preferred shares will not be used for anti-takeover purposes
•	Has a history of using blank check preferred stock for financings
•	Has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility
Increase in authorized common shares
BlackRock considers industry-specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares. Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business. The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.
Increase or issuance of preferred stock
We generally support proposals to increase or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share. We generally support reverse stock splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels). In the event of a proposal for a reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

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Mergers, asset sales, and other special transactions
BlackRock’s primary concern is the best long-term economic interests of shareholders. While merger, asset sales, and other special transaction proposals vary widely in scope and substance, we closely examine certain salient features in our analyses, such as:
•
The degree to which the proposed transaction represents a premium to the company’s trading price.  We consider the share price over multiple time periods prior to the date of the merger announcement.  In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply

•	There should be clear strategic, operational, and / or financial rationale for the combination
•
Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and / or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own

•	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions
Poison pill plans
Where a poison pill is put to a shareholder vote by management, our policy is to examine these plans individually. Although we oppose most plans, we may support plans that include a reasonable “qualifying offer clause.” Such clauses typically require shareholder ratification of the pill and stipulate a sunset provision whereby the pill expires unless it is renewed. These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill at their discretion. We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.
We generally vote in favor of shareholder proposals to rescind poison pills.
Reimbursement of expenses for successful shareholder campaigns
We generally do not support shareholder proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign. We believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

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Executive Compensation
We note that there are both management and shareholder proposals related to executive compensation.  We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue. We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.
Advisory resolutions on executive compensation (“Say on Pay”)
In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company and in a manner that appropriately addresses the specific question posed to shareholders. In a commentary on our website, entitled “BlackRock Investment Stewardship’s approach to executive compensation,” we explain our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.
Advisory votes on the frequency of Say on Pay resolutions
BlackRock will generally support triennial pay frequency votes, but we defer to the board to determine the appropriate timeframe upon which pay should be reviewed. In evaluating pay, we believe that the compensation committee is responsible for constructing a plan that appropriately incentivizes executives for long-term value creation, utilizing relevant metrics and structure to ensure overall pay and performance alignment. In a similar vein, we defer to the board to establish the most appropriate timeframe for review of pay structure, absent a change in strategy that would suggest otherwise.
However, we may support an annual pay frequency vote in some situations, for example, where we conclude that a company has failed to align pay with performance. In these circumstances, we will also consider voting against the compensation committee members.

Claw back proposals
We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices. In addition to fraudulent acts, we also favor recoupment from any senior executive whose behavior caused direct financial harm to shareholders, reputational risk to the company, or resulted in a criminal investigation, even if such actions did not ultimately result in a material restatement of past results. This includes, but is not limited to, settlement agreements arising from such behavior and paid for directly by the company. We typically support shareholder proposals on these matters unless the company already has a robust claw back policy that sufficiently addresses our concerns.
Employee stock purchase plans
We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders. The most common form of employee stock purchase plan (“ESPP”) qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code. We will typically support qualified ESPP proposals.
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Equity compensation plans
BlackRock supports equity plans that align the economic interests of directors, managers, and other employees with those of shareholders. We believe that boards should establish policies prohibiting the use of equity awards in a manner that could disrupt the intended alignment with shareholder interests (e.g. the use of stock as collateral for a loan; the use of stock in a margin account; the use of stock [or an unvested award] in hedging or derivative transactions). We may support shareholder proposals requesting the establishment of such policies.
Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect. We generally oppose plans that contain “evergreen” provisions, which allow for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period. We also generally oppose plans that allow for repricing without shareholder approval. We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur. We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.
Golden parachutes
We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders. However, a large potential pay-out under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.
When determining whether to support or oppose an advisory vote on a golden parachute plan, we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders. In evaluating golden parachute plans, BlackRock may consider several factors, including:
•	Whether we believe that the triggering event is in the best interest of shareholders
•	Whether management attempted to maximize shareholder value in the triggering event
•	The percentage of total premium or transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment
•	Whether excessively large excise tax gross-up payments are part of the pay-out
•	Whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers
•	Whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company
It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a golden parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.
We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval. We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.
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Option exchanges
We believe that there may be legitimate instances where underwater options create an overhang on a company’s capital structure and a repricing or option exchange may be warranted. We will evaluate these instances on a case-by-case basis. BlackRock may support a request to reprice or exchange underwater options under the following circumstances:
•	The company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance
•	Directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; tax, accounting, and other technical considerations have been fully contemplated
•	There is clear evidence that absent repricing, the company will suffer serious employee incentive or retention and recruiting problems
BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.
Pay-for-Performance plans
In order for executive compensation exceeding $1 million USD to qualify for federal tax deductions, related to Section 162(m) of the Internal Revenue Code of 1986, the Omnibus Budget Reconciliation Act (“OBRA”) requires companies to link compensation for the company’s top five executives to disclosed performance goals and submit the plans for shareholder approval. The law further requires that a compensation committee comprised solely of outside directors administer these plans. Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.
Supplemental executive retirement plans
BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Environmental and social issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities.  We believe that well-managed companies will deal effectively with the material environmental and social (“E&S”) factors relevant to their businesses.
BlackRock expects companies to identify and report on the material, business-specific E&S risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to E&S factors should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the material E&S factors relevant to the business. Any global standards adopted should also be disclosed and discussed in this context.
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We may vote against the election of directors where we have concerns that a company might not be dealing with E&S factors appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders’ interests caused by poor management of material E&S factors. In deciding our course of action, we will assess the nature of our engagement with the company on the issue over time, including whether:
•	The company has already taken sufficient steps to address the concern
•	The company is in the process of actively implementing a response
•	There is a clear and material economic disadvantage to the company in the near-term if the issue is not addressed in the manner requested by the shareholder proposal
More commonly, given that these are often not voting issues, we will, or have, engage(d) directly with the board or management. We do not see it as our role to make social, ethical, or political judgments on behalf of clients, but rather, to protect their long-term economic interests as shareholders. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
Climate risk
Within the framework laid out above, as well as our guidance on “How BlackRock Investment Stewardship engages on climate risk,” we believe that climate presents significant investment risks and opportunities to many companies. We believe that the Financial Stability Board’s Task Force on Climate-related Financial Disclosures (“TCFD”) and the Sustainability Accounting Standards Board’s (“SASB”) sector-specific disclosure standards provide useful guidance to companies on identifying, managing, and reporting on climate-related risks and opportunities. We expect companies to help their investors understand how the company may be impacted by climate risk, in the context of its ability to realize a long-term strategy and generate value over time. We expect companies to convey their governance around this issue through their corporate disclosures. For companies in sectors that are significantly exposed to climate-related risk, we expect the whole board to have demonstrable fluency in how climate risk affects the business and how management approaches assessing, adapting to, and mitigating that risk. Where a company receives a shareholder proposal related to climate risk, in addition to the factors laid out above, our assessment will take into account the robustness of the company’s existing disclosures as well as our understanding of its management of the issues as revealed through our engagements with the company and board members over time.
Corporate political activities
Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party, or issue; and risks that arise from the complex legal, regulatory, and compliance considerations associated with corporate political activity. We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.
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When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may decide to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests, and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.
Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

General corporate governance matters
Adjourn meeting to solicit additional votes
We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.
Bundled proposals
We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals. Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.
Exclusive forum provisions
BlackRock generally supports proposals to seek exclusive forum for certain shareholder litigation. In cases where a board unilaterally adopts exclusive forum provisions that we consider unfavorable to the interests of shareholders, we will vote against the independent chair or lead independent director and members of the governance committee.
Multi-jurisdictional companies
Where a company is listed on multiple exchanges or incorporated in a country different from its primary listing, we will seek to apply the most relevant market guideline(s) to our analysis of the company’s governance structure and specific proposals on the shareholder meeting agenda. In doing so, we typically consider the governance standards of the company’s primary listing, the market standards by which the company governs itself, and the market context of each specific proposal on the agenda. If the relevant standards are silent on the issue under consideration, we will use our professional judgment as to what voting outcome would best protect the long-term economic interests of investors. We expect that companies will disclose the rationale for their selection of primary listing, country of incorporation, and choice of governance structures, in particular where there is conflict between relevant market governance practices.
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Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.
Reincorporation
Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and / or cost savings. We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate. In all instances, we will evaluate the changes to shareholder protection under the new charter / articles / bylaws to assess whether the move increases or decreases shareholder protections. Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.
IPO governance
We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests. We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders. In our letter on unequal voting structures, we articulate our view that “one vote for one share” is the preferred structure for publicly-traded companies. We also recognize the potential benefits of dual class shares to newly public companies as they establish themselves; however, we believe that these structures should have a specific and limited duration. We will generally engage new companies on topics such as classified boards and supermajority vote provisions to amend bylaws, as we believe that such arrangements may not be in the best interest of shareholders in the long-term.
We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring corporate governance standards in line with our expectations.
Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC. We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholder Protections
Amendment to charter / articles / bylaws
We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter / articles / bylaws. We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein). In cases where a board’s unilateral adoption of changes to the charter / articles / bylaws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.
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When voting on a management or shareholder proposal to make changes to the charter / articles / bylaws, we will consider in part the company’s and / or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors. We will typically support changes to the charter / articles / bylaws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.
Proxy access
We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate directors on the company’s proxy card.
In our view, securing the right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to meaningfully participate in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking. Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.
In general, we support market-standardized proxy access proposals, which allow a shareholder (or group of up to 20 shareholders) holding three percent of a company’s outstanding shares for at least three years the right to nominate the greater of up to two directors or 20% of the board. Where a standardized proxy access provision exists, we will generally oppose shareholder proposals requesting outlier thresholds.
Right to act by written consent
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process (in order to avoid the waste of corporate resources in addressing narrowly supported interests); and 2) shareholders receive a minimum of 50% of outstanding shares to effectuate the action by written consent. We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent. Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.
Right to call a special meeting
In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting. We therefore believe that shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests. However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others. We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.
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Simple majority voting
We generally favor a simple majority voting requirement to pass proposals. Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved. Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.
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BlueBay Asset Management LLP
Proxy Voting Policy on Corporate Governance & Corporate
Responsibility

Introduction
This paper outlines BlueBay Asset Management LLP’s (“BlueBay”) overall policy (and procedure on corporate governance and corporate responsibility (CR) proxy voting for client securities within managed portfolios, in the Appendix). It does not set out guidelines on voting position on specific corporate governance and Corporate Responsible issues.

It should be noted that given BlueBay’s specialist focus on fixed income assets, the number of occasions in which BlueBay will be engaged in proxy voting will be limited. Where this may occur is most likely with regards Convertible Bond and High Yield bond investments, where an investment may take on formal voting rights.

This Policy is reviewed annually, and updated where necessary to reflect changes in circumstances and actual practice.

Approach
The main objective of a company should be to optimise over time, the returns to its investors, this means ensuring the long-term viability of its business (through prudent management of material corporate governance and corporate responsibility issues), and to manage effectively its relationships with stakeholders.

BlueBay has a fiduciary duty to act in the best interests of its clients and manages clients’ assets with the objective of achieving the greatest possible return consistent with their investment objectives.

BlueBay, on behalf of itself and other entities within the BlueBay group (including BlueBay Funds Management Company S.A.), has established a series of principles to be applied when exercising voting rights attached to client securities within managed portfolios. These are that:

•	In reaching a recommendation as to how a proxy should be voted, BlueBay must act prudently and in the best interests of the affected clients, and will ensure that voting rights are exercised in accordance with the portfolio’s objectives and investment policies.
•	BlueBay may depart from the principles to avoid voting decisions that may be contrary to clients’ best interests in particular cases.
•	BlueBay may also choose not to vote where voting may be detrimental to the best interests of clients, such as due to high administrative costs associated with voting or share blocking requirements that “lock up” securities, which would limit liquidity or access to market opportunities.

BlueBay notes UK and international corporate governance systems vary according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. As such in forming a position on the governance of companies, how they meet good practice guidelines according to general as well as local market codes of best practice must be considered.

Reporting
Reporting on the use of voting rights, where this has occurred, will be available to clients upon request.

Contact details
For more information on our corporate governance and corporate responsibility proxy voting policy and procedure, please contact: Compliance Department, BlueBay Asset Management LLP, 77 Grosvenor Street, London, W1K 3JR.

December 2014

APPENDIX: Proxy voting procedure

Receipt and notification of proxy rights
The ProxyEdge system is used for voting and the Operations department receive notifications with regards to holdings of BlueBay funds. Operations then promptly submit such materials to the relevant member(s) of the BlueBay portfolio management team.

Persons authorised to exercise voting rights
The relevant members of BlueBay’s portfolio management team will be responsible for recommending how proxies relating to securities held by clients in managed portfolios should be voted.

The relevant personnel will consider each exercise of rights and in particular will take into consideration the best interests of clients, with voting on specific events or issues associated with the board and its committees (e.g. such as board independence and diversity), shareholder rights, audit and internal control, executive remuneration, use of capital (e.g. M&As) and other business, being considered on a case by case basis.

With regards to the voting decision, investment teams retain discretion but will consult with the ESG Specialist for advice and guidance, especially around corporate responsibility matters. Once a recommendation on how to vote has been determined, this will be communicated to Operations to handle the voting process. The voting decision is documented by Operations.

Segregated mandates
The approach to be taken will be determined by the Investment Management Agreement (IMA) and this will be agreed with relevant departments as part of the account opening process.

Conflicts of interest
When evaluating any given proxy, the portfolio management team will consider whether or not BlueBay has a potential conflict relating to the security being voted, such as if a BlueBay Portfolio Manager sits on the Board of Directors of the company. Any such conflict of interest will be notified to the BlueBay Compliance team.

If Compliance deems the conflict to be material, Compliance will determine whether the vote proposed by the portfolio management team is in the best interests of all clients. If Compliance cannot conclusively determine that the vote is in the best interest of the affected client, Compliance will seek the advice of an independent third-party service to provide the proxy voting recommendation. The process will be documented.

Reporting
For regulatory purposes, BlueBay’s Compliance department maintains a record of all past proxy voting decisions covering a minimum period of the last five years. Reporting on the use of voting rights, where this has occurred, will be available to clients upon request.

This document is issued in the United Kingdom (UK) by BlueBay Asset Management LLP (BlueBay), which is authorised and regulated by the UK Financial Conduct Authority (FCA), registered with the US Securities and Exchange Commission, the Commodities Futures Trading Commission and is a member of the National Futures Association. In the United States by BlueBay Asset Management USA LLC which is registered with the US Securities and Exchange Commission. In Japan by BlueBay Asset Management International Limited which is registered with the Kanto Local Finance Bureau of Ministry of Finance, Japan. In Hong Kong by BlueBay Hong Kong Limited which is registered by the Securities and Futures Commission. In Australia BlueBay is exempt from the requirement to hold an Australian financial services licence under the Corporations Act in respect of financial services as it is regulated by the FCA under the laws of the UK which differ from Australian laws. In Canada, BlueBay is not registered under securities laws and is relying on the international dealer exemption under applicable provincial securities legislation, which permit BlueBay to carry out certain specified dealer activities for those Canadian residents that qualify as “a Canadian permitted client”, as such term is defined under applicable securities legislation.

All data has been sourced by BlueBay. To the best of BlueBay’s knowledge and belief this document is true and accurate at the date hereof. BlueBay makes no express or implied warranties or representations with respect to the information contained in this document and hereby expressly disclaim all warranties of accuracy, completeness or fitness for a particular purpose. The document is intended for “professional clients” and “eligible counterparties” (as defined by the FCA) only and should not be relied upon by any other category of customer. This document does not constitute an offer to sell or the solicitation of an offer to purchase any security or investment product in any jurisdiction and is for information purposes only. This document is not available for distribution in any jurisdiction where such distribution would be prohibited and is not aimed at such persons in those jurisdictions. Except where agreed explicitly in writing, BlueBay does not provide investment or other advice and nothing in this document constitutes any advice, nor should be interpreted as such. All information provided in this document is for informational purposes only and should not be deemed as a guide to investing or a recommendation to buy the securities mentioned. BlueBay closely monitors the markets and may make changes to BlueBay’s investment strategy or outlook when warranted by changing market conditions. There is no guarantee that the opinions expressed herein will be valid beyond the date of this document. No BlueBay Fund will be offered, except pursuant and subject to the offering memorandum and subscription materials (the “Offering Materials”). This document is for general information only and is not a complete description of an investment in any BlueBay Fund. If there is an inconsistency between this document and the Offering Materials for the BlueBay Fund, the provisions in the Offering Materials shall prevail. The investments discussed may fluctuate in value and investors may not get back the amount invested. You should read the Offering Materials carefully before investing in any BlueBay fund.

No part of this document may be reproduced in any manner without the prior written permission of BlueBay Asset Management LLP. Copyright 2014 © BlueBay, the investment manager, advisor and global distributor of the BlueBay Funds, is a wholly-owned subsidiary of Royal Bank of Canada and the BlueBay Funds may be considered to be related and/or connected issuers to Royal Bank of Canada and its other affiliates. ® Registered trademark of Royal Bank of Canada. RBC Global Asset Management is a trademark of Royal Bank of Canada. BlueBay Asset Management LLP, registered office 77 Grosvenor Street, London W1K 3JR, partnership registered in England and Wales number OC370085. All rights reserved.

PROXY VOTING POLICY AND PROCEDURES SUMMARY
The Boston Partners Governance Committee (the “Committee”) is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Proxy Voting Policies (the “Policies”) and updates the Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, may delegate certain functions to internal departments and/or engage third-party vendors to assist in the proxy voting process. Finally, selected members of the Committee will be responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.

To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, the firm has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions. ISS also provides recordkeeping and vote-reporting services.

How Boston Partners Votes

In determining how proxies should be voted, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship.

Boston Partners has identified for ISS certain routine issues that enable them to vote in a consistent manner with regard to those proposals. In addition, Boston Partners has outlined certain procedures for addressing non-routine issues. Although Boston Partners has instructed ISS to vote in accordance with the Policies, Boston Partners retains the right to deviate from the Policies if, in its estimation, doing so would be in the best interest of clients. Boston Partners may refrain from voting proxies where it is unable or unwilling to do so because of legal or operational difficulties or because it believes the administrative burden and/or associated cost exceeds the expected benefit to a client.

Conflicts

ISS is a third-party service provider engaged to make recommendations and to vote proxies in accordance with the Policies. Because Boston Partners votes proxies based on predetermined Policies, Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients. However, Boston Partners may deviate from the Policies in certain circumstances or its Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that it vote a particular proxy proposal in a manner inconsistent with the Policies or if its Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. In summary, these procedures require the individual requesting a deviation from the Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written document of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be readily apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with the instructions of the client, seek the recommendation of an independent third party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.

Disclosures

A copy of Boston Partners’ Proxy Voting Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account is available upon request from your Boston Partners relationship manager. For general inquires, contact (617) 832-8153.
Boston Partners Proxy Policy contains a General Policy as well as country specific Policies. The information provided for each specific country cited should be viewed as supplemental to the General Policy

CAUSEWAY CAPITAL MANAGEMENT LLC

PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by investment vehicles managed and sponsored by Causeway, and institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in what Causeway believes is the best interests of the client, a fund’s shareholders or, where employee benefit assets are involved, plan participants and beneficiaries (collectively “clients”). Causeway’s intent is to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process. Proxy voting staff monitor upcoming proxy votes, review proxy research, identify potential conflicts of interest and escalate such issues to the Chief Operating Officer, receive input from portfolio managers, and ultimately submit proxy votes in accordance with these Proxy Voting Policies and Procedures. The Chief Operating Officer has final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway currently uses Institutional Shareholder Services Inc. (“ISS”) for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records.

Proxy Voting Guidelines

Causeway generally votes on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway’s proxy voting guidelines are designed to cast votes consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing strong and independent boards of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with day-to-day operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

Causeway generally votes for:

•	distributions of income

•	appointment of auditors

•	director compensation, unless deemed excessive

•	boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.

•	financial results/director and auditor reports

•	share repurchase plans

•	changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•	amendments to articles of association or other governing documents

•	changes in board or corporate governance structure

•	changes in authorized capital including proposals to issue shares

•	compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•	debt issuance requests

•	mergers, acquisitions and other corporate reorganizations or restructurings

•	changes in state or country of incorporation

•	related party transactions

Causeway generally votes against:

•	anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

•	Causeway generally opposes cumulative voting and attempts to classify boards of directors.

Causeway generally votes with management regarding:

•	social issues – Causeway believes that it is management’s responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

Conflicts of Interest

Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway. Causeway may also have a conflict if Causeway personnel have significant business or personal relationships with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer determines the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or more of Causeway’s prior calendar year gross revenues; (2) represents $2,000,000 or more in payments from a sponsored vehicle during the prior calendar year; or (3) may not directly involve revenue to Causeway or payments from its sponsored vehicles, but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates or sponsored vehicles, such as a primary service provider of a fund or vehicle managed and sponsored by Causeway, or a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

Proxy voting staff will seek to identify potential conflicts of interest in the first instance and escalate relevant information to the Chief Operating Officer. The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about

Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

Proxy voting staff will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel and Chief Compliance Officer decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•	If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•	If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third party, the Chief Operating Officer will assess the third party’s capacity and competency to analyze the issue, as well as the third party’s ability to identify and address conflicts of interest it may have with respect to the recommendation.

To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party’s disclosures of significant relationships. The Chief Operating Officer will review proxy votes involving issuers where a significant relationship has been identified by the proxy research provider.

Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with numerous tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) restrictions on the sale of the securities for a period of time prior to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney (which Causeway will typically rely on clients to maintain) to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies and Causeway may decide not to vote a proxy if it determines that it would be impractical or disadvantageous to do so.

In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

For clients with securities lending programs, Causeway may not be able to vote proxies for securities that a client has loaned to a third party. Causeway recognizes that clients manage their own securities lending programs. Causeway may, but is not obligated to, notify a client that Causeway is being prevented from voting a proxy due to the securities being on loan. There can be no assurance that such notice will be received in time for the client, if it so chooses, to recall the security.

PROXY VOTING

Policy
Unless otherwise directed, Champlain, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. A copy of our written proxy policy and procedures and/or the record of proxy votes for a client's portfolio will be provided to that client upon request.

Champlain's policy is to vote proxies for client accounts unless otherwise directed in writing. Champlain votes all proxies for all Champlain sponsored mutual funds and commingled funds.

Unless Champlain otherwise agrees in writing, Champlain will not advise or take any action on behalf of a client in any legal proceedings, including bankruptcies or class actions, involving securities held in, or formerly held in, client’s account or the issuers of those securities.

Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority.

Responsibility
The Proxy Voting Managers have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure
Champlain has adopted comprehensive proxy voting procedures to implement the firm's investment policies on behalf of clients. Proxy policies and procedures will be monitored closely, and may be amended or updated when appropriate, to ensure the policies outlined below are effectively executed:

 Voting Procedures
•	All employees will forward any proxy materials received on behalf of clients to the Proxy Voting Managers;
•	The Proxy Voting Managers will determine which client accounts hold the security to which the proxy relates;
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Absent material conflicts, the appropriate company analyst will determine how Champlain should vote the proxy in accordance with applicable voting guidelines. Proxy systems (i.e. Proxy Edge) may be used to aid in the voting process;

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Clients may provide proxy guidelines to Champlain, in which case the appropriate company analyst will vote in accordance with the applicable voting guidelines provided while adhering to the Conflict of Interest section below.

•	The Proxy Voting Managers will complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure
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Champlain will conspicuously display information in its Form ADV Part 2A summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Champlain voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information
•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Voting Managers.
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In response to any request, the Proxy Voting Managers will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Champlain voted the client’s proxy with respect to each proposal about which client inquired.

Small Cap and Mid Cap Voting Guidelines
Proxy Voting Philosophy
Champlain believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, we will engage in a rigorous appraisal and evaluation process in which our proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.

Fiduciary Responsibility
Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of our clients.

Using Management Guidance
The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.

Policy on Board of Directors
Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s Board of Directors, and a cornerstone of sound corporate governance. To that end, we will support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on individual director nominees are made on a case-by-case basis examining such factors as board and committee composition, past attendance record and governance efficacy. Votes for director nominees may be withheld in cases where a lack of independence, lack of material financial interest in the company, or evidence of poor past governance practices exists.

Policy on Audit Committee
Champlain believes that audit committees should be comprised of directors who are independent and financially literate, and shall vote in favor of such a structure. The audit committee should have the exclusive authority to hire independent auditors. We will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of the outside auditor when such relationships exist.

Policy on Proxy Contest Defenses / Anti-takeover Measures
Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.

Anti-takeover measures generally opposed:
•	Classification of the Board of Directors
•	Shareholder rights plans (poison pills)
•	Greenmail
•	Supermajority rules to approve mergers or amend charter or bylaws
•	Authority to place stock with disproportionate voting rights
•	Golden Parachutes

Shareholder resolutions generally supported:
•	Rescind or prohibit any of the above anti-takeover measures

•	Annual voting of directors; repeal classified boards
•	Adoption of confidential voting
•	Adoption of cumulative voting
•	Redeem shareholder rights plans
•	Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure
Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs for the next twelve months or for compelling management uses. We will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation
Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. We will oppose all option plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate directors, executives and employees. Champlain will consider factors such as other corporate incentives, corporate performance, industry practices, and terms and duration of the option program in its decision. Although each plan will be voted on a case-by-case basis, we will generally vote against plans, which do not meet several criteria. Champlain standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) any material revisions to plans requiring a shareholder vote. Champlain believes that these criteria will lead to votes in favor of plans that meet the ultimate goal of aligning management and shareholder interests, while providing reasonable economic incentives for managers. We will vote for proposals requiring shareholder approval to reprice options, and will generally vote against option strike price repricing. We withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings
All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.

Social and Environmental Issues
In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

•	allow shareholder control of corporate charitable contributions
•	exit the nuclear power business
•	adopt the MacBride Principles
•	adopt the Ceres Principles
•	stop doing business with the US Department of Defense
•	stop using animals for product testing
•	make donations to a pro-life or pro-choice advocate
•	stop donations to a pro-life or pro-choice advocate
•	move its annual meeting to a town with better public transportation

While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is our corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

Conflicts of Interest
•	If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated.
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Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.

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If a material conflict of interest exists, the Proxy Voting Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Champlain will maintain a record of the voting resolution of any conflict of interest.

Emerging Markets and Emerging Markets Small Cap Voting Guidelines
Proxy Voting Philosophy
Champlain believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, we will engage in a rigorous appraisal and evaluation process in which our proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.

Fiduciary Responsibility
Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of our clients.

Using Management and External Guidance
The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.  Champlain may rely upon external proxy advisors to provide an English-language translation of ballots when one is not offered by the company itself.  We may also consider the recommendations of external proxy advisors in our evaluation of ballot items, however, all votes will be made in accordance with Champlain’s guidelines and in the best interest of our Clients.

Policy on Board of Directors
Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s Board of Directors, and a cornerstone of sound corporate governance. We seek to balance a board of directors that is financially motivated for the company to succeed with a board that provides independent voices who are able to both support and challenge management.  While we are generally supportive of independent directors having large roles on a board, we will not vote for or against any director solely because of their independence or lack thereof.

Policy on Proxy Contest Defenses / Anti-takeover Measures
Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.

Policy on Capital Structure
Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs compelling management uses, and proposals that issue stock at attractive prices. We will generally vote for proposals to increase common shares for a stock split. We are generally supportive of management efforts to return capital to shareholders through dividends and stock buybacks (at reasonable valuations) if there are not alternative uses of the capital and the payout does not cause the company to become overleveraged.  Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation
Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. Because of the wide variance in executive compensation norms by country, we will evaluate these matters on a case-by-case basis, with the goal of allowing companies to attract and retain talent without unjustly burdening shareholders.

Policy on Mergers and Corporate Restructurings
All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.

Auditors
Auditors serve as a key check on management and, through their opinion on a company’s financial statements, a key source of information to us as investors.  We generally vote to ratify auditors unless they do not appear independent, for example by receiving substantial compensation for non-audit services, or because the company’s business is a large portion of the auditor’s total practice.  We also generally support the board’s ability to set auditor compensation as long as there is not evidence that such compensation is excessive.

Costs or Other Consequences of Voting
In certain cases, we recognize that voting might incur a cost, either financially or by restricting our ability to trade on behalf of our investors.  For example, a company might ask for approval of its directors, but not announce their names until the in-person annual meeting begins, necessitating an in-person visit and hiring of a translator to vote.  In such cases, we will balance the costs and liquidity implications of a vote with the perceived benefits of voting on the particular matter, with the overall goal of doing what is in our investors’ best interests.    As a result, there may be instances where we abstain from voting.

Social and Environmental Issues
In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is our corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

Conflicts of Interest
•	If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated.
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Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.

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If a material conflict of interest exists, the Proxy Voting Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.

•	Champlain will maintain a record of the voting resolution of any conflict of interest.

Voting Guidelines on Money Market Funds Held for Clients' Cash Sweep and Account Transition Holdings
Champlain will vote in line with management's recommendation on proxies for money market funds held for a client’s cash sweep, as well as for client holdings that Champlain has sold or is in the process of selling as part of an account transition.

Recordkeeping
The Proxy Voting Managers shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;
•	A record of each vote that Champlain casts;
•	A copy of each written request from a client for information on how Champlain voted such client’s proxies, and a copy of any written response.
•	Any document Champlain creates that is material to making a decision on how to vote proxies, or that memorializes that decision.

CLEARBRIDGE INVESTMENTS1

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF JANUARY 7, 2013

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm – Conflicts of Interest

V.	Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking

B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

[1]	This policy pertains to ClearBridge Investments, LLC and ClearBridge, LLC (collectively, “ClearBridge Investments” or “ClearBridge”).
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CLEARBRIDGE INVESTEMENTS
Proxy Voting Policies and Procedures

I.         TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary.  These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.        GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles.  Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons.  We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.       HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions.  In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position.  In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above.  In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above.  We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations.    The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider.  If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee.  Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.       CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.
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A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of
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interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

●	disclosing the conflict to clients and obtaining their consent before voting;

●	suggesting to clients that they engage another party to vote the proxy on their behalf;

●	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

●	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted.  There may be occasions when different investment teams vote differently on the same issue.  A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.
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supplement these policies and procedures.  In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:
●	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

●	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

●	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

●	is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

●	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons.  We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

●	Designation of a lead director
●	Majority of independent directors (supermajority)
●	All independent key committees
●	Size of the company (based on market capitalization)
●	Established governance guidelines
●	Company performance

3.	Majority of Independent Directors

a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the
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director have no connection to the company other than the board seat.  In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following:  whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections
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We vote on a case-by-case basis in contested elections of directors.  Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest.  Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct.  Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.
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2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated.  In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election).  In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.
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7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

●	shareholder rights are protected;
●	there is negligible or positive impact on shareholder value;
●	management provides adequate reasons for the amendments; and
●	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.	We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions
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a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.
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2.    Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.    Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals.  If the combined effect is positive, we support such proposals.

4.    Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee.  We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.    Other Business

We vote for proposals that seek to bring forth other business matters.

6.    Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.    Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

●	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

●	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.
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c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.
b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.    Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

●	Size of the Company.

●	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

●	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring
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We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan.  Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

●	It is intended for financing purposes with minimal or no dilution to current shareholders
●	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent.  Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value.  Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan.  Additionally, in some cases we would vote against a plan deemed unnecessary.

1.   OBRA-Related Compensation Proposals
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a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.    Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.    Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.    Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.    Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.    Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options.  Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.    Shareholder Proposals to Limit Executive and Director Pay

a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation.  For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10%
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of fully diluted shares).  In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms).  Other considerations would include, without limitation, the following:

●	Compensation committee comprised of independent outside directors
●	Maximum award limits
●	Repricing without shareholder approval prohibited
●	3-year average burn rate for company
●	Plan administrator has authority to accelerate the vesting of awards
●	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)
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We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

●	The purchase price is at least 85 percent of fair market value
●	The offering period is 27 months or less
●	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

●	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)
●	There are limits on employee contribution (ex: fixed dollar amount)
●	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution
●	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options.  Considerations include the following:
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●	Historic trading patterns
●	Rationale for the repricing
●	Value-for-value exchange
●	Option vesting
●	Term of the option
●	Exercise price
●	Participation

14.	Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals On Executive Compensation

a.	For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

●	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis
●	Performance metrics for short- and long-term incentive programs
●	CEO pay relative to company performance (is there a misalignment)
●	Tax gross-ups to senior executives
●	Change-in-control arrangements
●	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

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●	While employed and/or for one to two years following the termination of their employment; or
●	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

●	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place
●	Actual stock ownership of the company’s named executive officers
●	Policies aimed at mitigating risk taking by senior executives
●	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation.  Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions.  Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

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We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs.  Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales.  Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities.  Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

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a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

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2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions.  In determining our vote on political contribution proposals we consider, among other things, the following:

●	Does the company have a political contributions policy publicly available
●	How extensive is the disclosure on these documents
●	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures
●	Does the company provide information on its trade association expenditures
●	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

●	the opening of the shareholder meeting
●	that the meeting has been convened under local regulatory requirements
●	the presence of a quorum
●	the agenda for the shareholder meeting
●	the election of the chair of the meeting
●	regulatory filings
●	the allowance of questions
●	the publication of minutes
●	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

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5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable.  To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.        Share Blocking

Proxy voting in certain countries requires “share blocking.”  This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary.  During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary.  In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B        Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts.  ClearBridge typically does not direct or oversee such securities lending activities.  To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income).  The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its
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other service providers.  Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from  ClearBridge’s  General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

●	a copy of these policies and procedures;
●	a copy of each proxy form (as voted);
●	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
●	documentation relating to the identification and resolution of conflicts of interest;
●	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
●	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for  a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

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In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.
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Colonial First State
Global Asset Management

Guidelines and principles for corporate engagement on governance, environment and social issues

Updated: June 2017

Colonial First State Asset Management (Australia) Limited ACN 114 194 311

1. Introduction
Corporate governance is concerned with the way corporate entities are governed, as distinct from the way businesses within those companies are managed on a day to day basis.
Corporate governance addresses the issues facing boards of directors, such as:
– strategy, financial policies, disclosure, legal issues and standards of corporate behaviour with the level and type of interaction with senior management
– relationships with the shareholders and other stakeholders interested in the affairs of the company (such as fund managers, creditors, debt financiers, analysts, auditors and corporate regulators)
– oversight of the company’s material environmental and social risks1 and the manner in which these are being monitored, disclosed and managed in the interests of shareholders and other relevant stakeholders, and
– corporate performance.
Colonial First State Global Asset Management (CFSGAM) is in a position to influence the environmental, social and governance (ESG) performance of companies via discussions with management or the board of directors and through the exercising of proxy votes. The exercising of the voting rights must be in the best interests of our unitholders and clients.
The scope of this document pertains primarily to the engagement of companies listed on the Australian Securities Exchange; however the principles may also be used to guide our engagement activities in other jurisdictions.
CFSGAM follows the Financial Services Council (FSC) guidelines on corporate governance and proxy voting.
This document includes environmental and social guidelines (section 5) used by CFSGAM’s equity investment teams.
2. Communication
As a major investor, CFSGAM believes in having direct contact with the management and/or directors of companies into which we invest. This contact might include constructive communication about performance, corporate governance, environmental and social issues,  or other matters affecting stakeholder interests and long-term shareholder value.
As a shareholder, CFSGAM is entitled to receive reports and accounts and other explanatory circulars from companies which are required by law or regulatory authorities. We also have the right to attend company meetings and raise questions about the affairs of the company. While these formal bases for communication are necessary, they may not be sufficient to allow companies and shareholders to gain a full understanding of each other’s aims and requirements.
Direct dialogue will give CFSGAM a better appreciation  of a company’s objectives, its potential problems and the quality of its management, while making the company aware of our expectations and requirements as a shareholder. In regard to environmental and social issues, CFSGAM will engage management on those matters that it believes have material impact on company earnings and value, and on best practices which the company should adopt.
As the intent of this dialogue is not to make CFSGAM an insider, in view of the insider trading provisions of the Corporations Act, care must be taken when communicating directly with the board of directors and management of companies. CFSGAM has an insider trading policy in place which outlines protocols should inside information come into our possession.
3. Voting
CFSGAM will vote on all issues at company meetings where it has the authority to do so. Voting rights are a valuable asset which should be managed with the same care and diligence as any other asset. Ultimately, shareholders’ ability to influence management depends on shareholders’ willingness to exercise those rights.
CFSGAM generally supports boards by positive use of its voting power unless there is good reason for doing otherwise. Where a board has received steady support over a period of time, it should become a matter of concern for that board if support is not forthcoming on a particular matter. When CFSGAM intends to vote against a proposal, we may choose to make representations to a company prior to the vote so that appropriate consultation may take place with a view to achieving a satisfactory solution.
Where a satisfactory outcome cannot be achieved on an important issue, it may be desirable for the relevant fund manager or delegate to attend the relevant meeting of the company and to explain why the proposal is being opposed. In such cases a poll may be requested to ensure that the vote is duly recorded.
All votes must be made in the best interest of the unitholders and clients. It is acknowledged that our goal is to apply our corporate governance guidelines and principles in a consistent manner. However, on  rare occasions CFSGAM may deem it to be in the best interests of unitholders and clients to exercise its proxy vote in a manner that is not consistent on certain occasions, as a degree of subjectivity may be required. For example, it may be acceptable for a non-executive director to hold six board positions and provide a meaningful contribution, while for another director

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six board positions may be too demanding and result in a less meaningful contribution. Following are examples of voting issues and our current position:
– Directors/non-executive directors – we consider independence of a non-executive director to mean that they have not been former executives of the relevant company for a minimum of five (5) years.
– Audit and remuneration committees – membership of an audit committee should be non-executive. Members of both committees should be listed in annual reports and identified on the notice of re-election of directors. It is preferred that only non-executive directors sit as members of the remuneration  committee.
– New directors – there should be a formal and transparent procedure for the appointment of new directors to a board. The Chairman and a majority of the members of the Nomination Committee should be non-executive directors.
– Number of board appointments – non-executive directors must balance their number of board appointments with their personal ability to provide a meaningful contribution to each board. Similarly, executive directors who have outside directorships need to ensure that their contribution to their current employer is not diminished.
– Removal of directors – we will not support changes to company constitutions that weaken the position of non-executive directors on the board.
– Retirement by rotation – with the exception of the Chief Executive, we expect all directors to seek re-election, with one third seeking election each year.  For directors over the age of 72, and provided that the constitution of the company permits re-election, the usual assessment criteria for selecting directors will apply.
– Division of roles – in most cases the role of Chairman and Chief Executive should be split. We consider that board changes involving the Chief Executive becoming Chairman or executive directors becoming nonexecutive is acceptable only if there is a clear majority of independent directors.
– Hostile takeovers – CFSGAM will meet both parties at least once before making a decision. Any decision made will be in the best interests of unit/shareholders.
– Political donations – CFSGAM supports the  notion that companies should seek a mandate from shareholders before making political donations. Such mandates should last for no longer than three years. Justification of political donations should be provided at the annual general meeting or in the annual report.
– Remuneration – we support the principle that there should be full disclosure of directors’ total remuneration packages, including share options, fringe benefits and retirement benefits. We expect appropriate justification for levels of remuneration and the link of these to company objectives and performance from the Chairman of the Remuneration Committee.
– Termination payments – we believe that payments on termination of executive directors’ contracts should not be excessive. In the case of poor performance, a statement of justification should be given. We may write to the Chairman of the Remuneration Committee to ask for details of compensation payments to departing executive directors if they are not published. Disclosure of any contingent liabilities should be made.
– Long term incentive schemes – we support the introduction of share-based incentive schemes as  a means of aligning the longer-term interests of management and shareholders. These schemes should be subject to shareholder approval and have reasonably demanding performance targets. We prefer that no awards vest at, or below, median performance with an appropriate comparator universe.
– Options for non-executive directors – we are of the view that these should not be granted. We support the notion that non-executive directors can be paid in the stock of the company.
– Environmental and social risks – we believe that well governed companies have appropriate environmental and social risk policies and management procedures in place. As part of the governance  process, we expect boards to have oversight of these risks and policies, and executive management to be able to publicly report on these risks and there management and indicate where appropriate the potential impact on company earnings.
4. Proxy voting policy and procedures
CFSGAM is advised of corporate actions such as proxy voting by its proxy voting service providers which are Glass Lewis and Ownership Matters. The Head of each asset class or delegate is responsible for ensuring that all company resolutions are reviewed and an appropriate and consistent recommendation is made in line with the corporate governance guidelines and principles as outlined in this document. Information on the proxy voting process for each investment team can be found in CFSGAM’s annual Proxy Voting and Engagement report which is available on our website.
In all cases CFSGAM will only vote in the best interests of its unitholders and clients. It is CFSGAM’s duty to put any other unit/share holder relationship or interest to one side when deciding how to vote on behalf of unit-holders and clients.

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5. Environmental, social and governance assessment and engagement
CFSGAM recognises that ESG issues impact on business value and has developed its own ‘integrated’ approach to responsible investment in keeping with the United Nations Principles for Responsible Investment and other emerging industry performance standards.
CFSGAM is committed to integrating ESG factors into its investment decision-making, ownership and engagement policies and procedures. CFSGAM believes good management of environmental and social issues  is integral to good corporate governance. CFSGAM will engage with companies in which it invests, or is considering for investment, with regard to their ESG risk management policies, strategies, performance, disclosure and management capabilities.
CFSGAM’s approach to environmental and social issues is based on the rigorous assessment of how ESG issues impact on company earnings and value. To achieve this, and in keeping with CFSGAM’s corporate governance principles, our approach is premised on the following:
– ESG disclosure – encouraging the companies we invest in to disclose their material ESG risks and performance in keeping with emerging best practice
– Engagement – as owners, or potential owners, engage companies, and where appropriate, vote on issues where company value is at risk from ESG issues
– Voting – as owners, CFSGAM portfolio managers will develop their own voting positions on key environmental and social issues, and
– Reporting – the outcomes of engagement and voting activities to clients.
5.1 ESG Disclosure
To ensure CFSGAM has adequate information to assess the value at stake (risks and opportunities) we will encourage and recommend companies to disclose their material ESG risks and performance in keeping with emerging global standards. More specifically, companies are expected to report on the following aspects:
– Environmental and social risks impacting materially on earnings, including contingent liabilities
– Governance policies and procedures for assuring compliance with internal ESG policies, improving performance and mitigating risks across operations, supply chain and products and services
– CFSGAM expects all companies to report in keeping with these guidelines
– ESG risks and performance – companies are encouraged to report their ESG performance publically on a regular basis
– CFSGAM expects companies, especially smaller companies and companies in emerging markets, to report those key performance indicators that appropriately represent the material ESG considerations pertinent to their operations; and
– Climate change – companies operating in high energy and greenhouse gas intensive sectors are expected to report their climate change risks and opportunities in line with the Global Framework for Climate Risk Disclosure or other recognised framework.
5.2 Engagement Procedures and Process
As an owner of company shares, CFSGAM will engage companies on ESG issues in the following circumstances:
– Risk – where CFSGAM’s assessment shows that certain ESG factors have a material impact on company earnings or value or have the potential to do so
– Management Performance – where, in CFSGAM’s assessment, management is not adequately addressing ESG issues that could have a material impact on earnings and/or value
– Process – in keeping with CFSGAM’s approach, company engagement on ESG issues, when necessary, will be primarily carried out on a direct basis (e.g. by correspondence requesting information and/or clarification; meeting with management; and indirectly via its proxy voting process
– Outcomes – CFSGAM takes its ownership and engagement responsibilities seriously and will engage companies on material issues. CFSGAM engages companies to achieve specific outcomes, namely ensure good ESG practices and thereby protect investor interests. In instances where management does not respond adequately to CFSGAM’s engagement, this may impact negatively on its valuation assessment and/or could result in CFSGAM divesting its ownership
– Accountability – given engagement is an integral part of ownership, company engagement is best carried out by the responsible portfolio managers and their investment teams
– Themes – CFSGAM recognises that ESG covers a wide range of issues and therefore it will concentrate its efforts on those material ESG issues in which it has a significant understanding and where it can exert influence towards achieving a specific outcome, and
– Collaboration – CFSGAM recognises the benefits of collaborative engagement and therefore where appropriate, may collaborate in industry initiatives and forums where appropriate.

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5.3 Voting on Environmental and Social Issues
Most engagement activity pertaining to environmental and social issues occurs directly with management of the company. The ESG guidelines and principles contained in this document will be used to assist decision-making and company engagement activities across all our various funds. However, given the independent manner in which CFSGAM’s various funds are governed and managed, it is nevertheless possible for managers to vote differently on and have different perspectives about company ESG performance.
Detailed descriptions of each of CFSGAM’s team’s approach can be found in CFSGAM’s annual Responsible Investment and Stewardship report or the annual Proxy Voting and Engagement report.
5.4 Reporting on Engagement Activities
Detailed descriptions of each of CFSGAM’s team’s approach can be found in CFSGAM’s annual Responsible Investment and Stewardship report or the annual Proxy Voting and Engagement report.
6. Reporting to clients
Wherever a discrete mandate client delegates responsibility for exercising proxy votes, CFSGAM will report back to the client how votes were cast on their behalf, if requested by the client.
The authority and responsibility for exercising proxy votes will be defined within the investment management agreement executed between CFSGAM and each discrete mandate client. However, CFSGAM may still receive proxy voting instructions from each discrete mandate client on a case by case basis or alternatively the discrete mandate client may instruct their custodian directly. The frequency and content of any reporting to a client is provided for in the Investment Management Agreement.
7. Monitoring Proxy Voting Services
CFSGAM will regularly monitor the performance of its proxy voting advisers. This review includes; organisation, security & cyber security, compliance & risk, governance, training & competency, disaster recovery and service delivery.
8. Conflicts of Interest
Conflicts of interest may arise from time to time, our Global Stewardship Principles require our analysts and fund managers to put our clients’ interests ahead of our own or any other third party. Our Conflicts of Interest Statement outlines what conflicts are and how we identify and manage them. The statement is available on our website.
We publish our full proxy voting record annually with more regular reports available to clients on request. Our annual Responsible Investment and Stewardship reports detail our work in this area and are available on our website at the following address: http://ri.firststateinvestments.com/
We utilise the services of professional proxy voting advisors (CGI Glass Lewis and Ownership Matters) to independently inform the proxy voting decisions which we take on behalf of our clients. In the event that a material conflict of interest is identified in connection with voting a proxy, we will either vote in accordance with the recommendation of the independent proxy voting advisors or abstain from voting (for example where the providers are in disagreement).

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Disclaimer
This material has been prepared for the general
information of clients and professional associates of
Colonial First State Global Asset Management (“CFSGAM”).
This document has been prepared for general information
purposes only and is intended to provide a summary of the
subject matter covered. It does not purport to be
comprehensive or to give advice. This is not an offer
document, and does not constitute an offer, invitation,
investment recommendation or inducement to distribute
or purchase securities, shares, units or other interests or
to enter into an investment agreement. No person should
rely on the content and/or act on the basis of any matter
contained in this document.
This document should be considered confidential
and must not be copied, reproduced, circulated or
transmitted, in whole or in part, and in any form or by any
means without the prior written consent of CFSGAM. The
information contained within this document has been
obtained from sources that CFSGAM believes
to be reliable and accurate at the time of issue but
no representation or warranty, express or implied,
is≈made as to the fairness, accuracy or completeness
of the information.
CFSGAM and its associates, their directors, officers
and employees, do not accept any liability for any loss
arising whether directly or indirectly from any use of
this document.

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COOKE & BIELER, L.P.

PROXY POLICY

Cooke & Bieler, L.P. has a fiduciary obligation to vote client proxies in the best interest of our clients.  We believe that our fiduciary duty is to protect and enhance the economic interests of the beneficial owner of the securities which are under our supervision.  In determining how to vote on a particular issue, the firm will consider the opinion of management and the effect on management as well as the effect on shareholder value and the issuer's business practices.  In addition, Cooke & Bieler will consider the voting recommendations of third parties, such as proxy services firms or other organizations or associations (e.g., the AFL-CIO, RMG or Glass Lewis), but these recommendations are not determinative.  The firm will also consider the views of third parties when revising its proxy voting policies, procedures or guidelines.

Cooke & Bieler utilizes the services of an outside proxy firm, currently Broadridge, to act as agent for the proxy process and to maintain records on proxy votes for our clients and Glass Lewis to provide the proxy research on companies.  In the rare situation where a custodian does not have a relationship with Broadridge, we may use a different proxy voting vendor but continue to use Glass Lewis as the research provider.  Proxy statements are thoroughly reviewed by the portfolio manager most familiar with the company to ensure that proxies are voted in the best interest of our clients.  Cooke & Bieler defines the best interest of the client to mean the best economic interest of the shareholders of the company.

The following guidelines have been established to ensure voting which is consistent with our fiduciary responsibility.  While we follow the guidelines listed below, each vote is ultimately cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote.

I. The Board of Directors

A. Voting on Director Nominees in Elections

Votes on director nominees are made on a case-by-case basis, examining the following factors:

•	long-term corporate performance and stock price
•	composition of board and key board committees
•	nominee’s attendance at meetings
•	track record
•	if contested-background of proxy contest, qualifications of both slates of nominees, what they are offering and likelihood objectives can be met

B. Separation of Chairman and CEO

We generally vote case-by-case shareholder proposals asking that the chairman and CEO positions be separated (independent chairman).  We believe in most cases, an independent chairman would be better suited to oversee the board and the company’s management, assess performance and ensure that shareholder interests are being served.  However sometimes we believe that the individual is capable of fulfilling both roles especially when the company’s performance has been strong under the leadership of this individual.

C. Majority of Independent Directors

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors.  We believe that a majority of independent directors helps to facilitate objective decision making and enhances accountability to shareholders.

D. Stock Ownership Requirements

We typically vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.  Requiring stock ownership may limit the number of persons qualified to be on the board.  We believe a director can serve the company well regardless of the extent of his or her ownership.

E. Term of Office

We vote against shareholder proposals to limit the tenure of outside directors because this may result in prohibiting the service of directors who significantly contribute to the company’s success and represent shareholders’ interest effectively.

F. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:  (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

G. Charitable Contributions

We vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

H. Requiring Majority Voting for Election of Directors

We typically vote For requiring majority voting for election of directors

I. Requiring Two Director Nominations Per Open Seat

We vote Against shareholder proposals requiring two candidates per board seat.

II. Proxy Contests

A. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis after reviewing:

• the identity of the persons who will pay the expenses;
• estimated total cost of solicitation;
• fees to be paid to proxy solicitation firms; and
• when applicable, terms of a proxy contest settlement.

III. Auditors

A. Ratifying Auditors

We generally vote For ratifying auditors unless they have a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or finally if non-audit service fees are excessive.

IV. Proxy Contest Defenses

A. Board Structure:  Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B. Cumulative Voting

We review on a case-by-case basis proposals to permit/eliminate cumulative voting.  We weigh the positive of enhancing the ability of minority shareholders to concentrate support with the negative that this may be used destructively by a minority of shareholders with extreme points of view.  We consider:

•	Historical shareholder-friendliness of said corporation;
•	Past dealings with minority shareholders;
•	Conflicts of interest

C. Shareholder Ability to Call Special Meetings

We review on a case-by-case basis proposals to permit/eliminate shareholder’s ability to call special meetings.  We consider how shareholder friendly the company is as we believe that this right may be abused by special interests at the expense of the majority of shareholders.

V. Tender Offer Defenses

A. Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a case-by-case basis shareholder proposal to redeem or ratify a company’s poison pill.  We consider the trigger, value of the NOLs, terms and conditions, and shareholder protection mechanisms.

B.	Fair Price Provisions

We review on a case-by-case basis fair price proposals.   We evaluate vote required to approve the proposed acquisition, the vote required to repeal the fair price provisions, and the mechanism for determining the fair price.

C. Supermajority Shareholder Vote Requirement

We vote against management proposals to require a supermajority shareholder vote.

We vote for shareholder proposals to lower supermajority shareholder vote requirements.

VI. Miscellaneous Governance Provisions

A. Confidential Voting

We vote for management proposals to adopt confidential voting.

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follow:  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

B. Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packages items.  In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals.

VII. Capital Structure

A. Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.  We will make an assessment regarding:

• the need for the increase;
• the percentage increase with respect to the existing authorization;
• voting rights of the stock;
• overall capitalization structures;
• board’s governance structure and practices;
• whether company is in danger of being de-listed or if going concern is an issue.

B.	Stock Splits

We will vote for management proposals to implement a stock split.

C. Reverse Stock Splits

We vote for management’s proposals to implement a reverse stock split.  We will generally support a reverse stock split if management provides a reasonable justification for the split and if the reverse stock split would proportionately reduce number of authorized shares.

D. Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

E. Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

F. Approve Distribution of Dividend

We typically vote for management proposals to distribute a dividend in which the financial stability of the company will not be affected.

VIII. Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs are designed to attract, retain and motivate talented executives and outside directors.  In evaluating a pay plan, we weigh the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

A.	Shareholder Proposals to Limit Executive and Directors Pay

We review on a case-by-case basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

B. Golden and Tin Parachutes

We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

C. Employee Stock Ownership Plans (ESOPs)

We vote review on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs.

D. 401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees since this will help attract and retain quality personnel.

E. Pay for Superior Performance

We typically vote for proposals that incentivize company’s executives based off of performance.  We consider the following factors:

•  type of industry
•  stage of business cycle
•  appropriateness of current incentive programs
•  performance of company with current incentive program

F. Restrictions on Golden Coffin Compensations

We vote for proposals calling companies to adopt policies that require obtaining shareholder approval for payments after the death of a senior executive.

We typically vote for proposals that reduce the use of golden coffin type payments.

G. Limit Supplemental Executive Retirement Plans (SERPs)

We generally vote for proposals that require putting extraordinary benefits contained in SERP agreements to shareholder vote.
We also generally vote for shareholder proposals requesting to limit extraordinary executive benefits provided under company’s SERP.

H. Advisory Vote on Executive Compensation

We generally vote for shareholder proposals that call for non-binding shareholder ratification of compensation of executive officers.

I. Stock Retention/Holding Period Requirements

We evaluate on a case by case basis shareholder proposals asking companies to adopt policies requiring executive officers to retain a certain percentage of shares acquired while employed at the company.  We consider the following factors:

•	actual officer stock ownership
•	degree to which current requirements differ from proponent’s suggested holding period/retention ratio
•	current and past problematic pay practices

J. Tax Gross-Up Proposals

We generally vote against proposals calling for companies to adopt a policy providing tax gross-up payments to executives.

IX. State of Incorporation

A. Voting on State Takeover Statues

We review on a case-by-case basis proposals to opt out of state takeover statutes.  We consider the following factors:

• the power the statute vests with the issuer’s board;
• the potential for the statute to empower the board to negotiate a better deal for shareholders;
• provisions incorporated.

B. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.  A company may choose to reincorporate under the laws of a different state for many reasons, including:

•	taxation;
•	comparison of corporation laws of original state and destination state
•	the level of corporate experience of the state court;
•	reason for reincorporation
•	comparison of company’s governance practices and provisions prior to and following reincorporation.

X. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the following:

   • anticipated financial and operating benefits;
   • offer price (cost vs. premium);
   • prospects of the combined companies;
   • how the deal was negotiated; and
   • changes in corporate governance and their impact on shareholder rights.

B. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis with the following considerations:

   • dilution of existing shareholder’s position
   • terms of the offer
   • financial and control issues
   • conflicts of interest

C. Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on:

   • tax and regulatory advantages
   • planned use of sale proceeds
   • market focus
   • managerial incentives
   • corporate governance changes
   • capital structure changes
   • conflicts of interest

D. Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

XII. Social and Environmental Issues

Voting on shareholder social and environmental proposals is on a case-by-case basis.  We believe companies face real financial, regulatory and reputational risks from their environmental and social practices and thoughtful management of these issues is important for the creation of shareholder value over the long-term.  We expect the managements and boards of the companies in which we invest to address these issues as part of their overall risk control and firm management responsibilities.

We will typically vote for disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears that companies have not adequately addressed shareholder’s social and environmental concerns.  We will generally vote against proposals we deem duplicative, overly burdensome or unlikely to further the long-term economic interests of shareholders.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;
•	what other companies have done in response to the issue;
•	any recent related fines, controversies, or litigations.

XIII. Conflicts of Interest

If Cooke & Bieler, L.P. has a material conflict of interest, the following four-step process will be used to address the conflict.  The first step is to identify those issuers where Cooke & Bieler has a significant business or personal/family relationship that could give rise to a conflict of interest.  The second step is to identify those proxy proposals where the conflict of interest may be material.  The third step is to identify whether Glass Lewis also has a conflict of interest.  If Glass Lewis does not have a conflict of interest, we will vote according to Glass Lewis.   If Glass Lewis does have a conflict of interest we will identify another unaffiliated third party to vote the proposals according to.  The fourth step is to document the conflict of interest and the resolution of the conflict.

(1) Identifying Those Issuers with which Cooke & Bieler May Have a Conflict of Interest

Cooke & Bieler will identify issuers with which it may have a conflict of interest and maintain a list of such issuers.

a.) Significant Business Relationships – Cooke & Bieler will maintain a list of issuers with which we may have a significant business relationship, for example, where we also manage a pension plan whose management is soliciting proxies.  For this purpose, a “significant business relationship” is one that: (1) represents 5% or $1,000,000 of Cooke & Bieler’s revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to Cooke & Bieler but is otherwise determined by us to be significant, for example:

•	Cooke & Bieler has a significant relationship with a particular company which may create an incentive for Cooke & Bieler to vote in favor of management.

b.) Significant Personal/Family Relationships – Cooke & Bieler will identify issuers with which its employees who are involved in the proxy voting process may have a significant personal/family relationship.  For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how Cooke & Bieler votes proxies.  To identify any such relationships, we will obtain information on an annual basis about any significant personal/family relationship between any employees of Cooke & Bieler who is involved in the proxy voting process.

c.) Contact with Proxy Voting Employees – Cooke & Bieler will attempt to prevent employees who are not involved in the proxy voting process from trying to influence how Cooke & Bieler votes any proxy.  If a person employed by Cooke & Bieler and not involved in the proxy voting process contacts anyone for the purpose of influencing how a proxy is voted, the member will immediately contact the Compliance Officer who will determine: (1) whether Cooke & Bieler should now treat the proxy in question as one involving a material conflict of interest; and (2) if so, anyone who was contacted should remove himself/herself from all further matters regarding the proxy.

d.) Duties of the Proxy Voting Employees – Cooke & Bieler has a duty to make reasonable investigation of information relating to conflicts of interest.  Absent actual knowledge, we are not required to investigate possible conflicts involving Cooke & Bieler where the information is non-public or otherwise not readily available.

In connection with the consideration of any proxy voting matters under this policy, employees who vote proxies have a duty to disclose any material conflicts of interest of which the member has actual knowledge but which have not been identified pursuant to this policy.

(2) Identifying Those Proxy Proposals Where Cooke & Bieler’s Conflict is Material

If Cooke & Bieler receives a proxy relating to an issuer with which it has a conflict of interest (as determined above), Cooke & Bieler will then determine whether the conflict is “material” to any specific proposal included within the proxy.  If not, then Cooke & Bieler can vote the proxy in accordance with its proxy voting procedures; if so, Cooke & Bieler will vote according to an independent third party, currently Glass Lewis, after confirming that they do not have a conflict of interest.

a.) Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for Cooke & Bieler, unless they have actual knowledge that a routine proposal should be treated as material.  For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

b.) Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for Cooke & Bieler, unless the firm determines that Cooke & Bieler’s conflict is unrelated to the proposal in question.  For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

c.) Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the firm may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest.  To make this determination, they must conclude that a proposal is not directly related to Cooke & Bieler’s conflict with the issuer.  The firm shall record in writing the basis for any such determination.

(3) Determining How to Vote Proxies Involving a Material Conflict of Interest

For any proposal where Cooke & Bieler has a material conflict of interest, we will vote according to an independent third party, currently Glass Lewis, to vote the specific proposals that involve a conflict.  If it is determined that the independent third party also has a conflict, we will identify another unaffiliated third party to vote the specific proposals.

These procedures are designed to ensure that all proxies are voted in the best interests of clients and not the product of the conflict.

(4)  Proxy Voting Process
1.	Broadridge will reroute proxy materials for our clients that were historically sent to custodian banks and incorporate that information onto the ProxyEdge system.
2.	Broadridge will determine client accounts that receive ballots and match the ballots to the correct account.
3.	The designated proxy person forwards all meeting material, including agenda items and Glass Lewis research as well as Taft Hartley research, to the responsible analyst for review.
4.	Absent material conflicts, the responsible analyst will determine how the firm should vote the proxy in the best interest of our clients.
5.	The designated proxy person will vote the proxy according to the analyst’s directions on a secure proprietary website, ProxyEdge.
6.	If any physical ballots are received at our offices on behalf of our clients, these ballots will be forwarded to the designated proxy person and voted accordingly through www.proxyvote.com.
(5) Responsibilities

Broadridge is responsible for notifying Cooke & Bieler in advance of the meeting; providing the appropriate proxies to be voted; and for maintaining records of proxy statements received and votes cast.

The compliance officer is responsible for:  maintaining the proxy policies and procedures; determining when a potential conflict of interest exists (see examples above); maintaining records of all communications received from clients requesting information on how their proxies were voted; and notifying clients how they can obtain voting records and policies and procedures.

The operations department is responsible for:  determining which accounts Cooke & Bieler has proxy voting responsibilities for; obtaining the appropriate guidance from the portfolio manager on how to vote; and maintaining documents created that were material to the voting.

Effective Date:  February 1, 2019
PROPRIETARY

PROXY VOTING POLICIES AND PROCEDURES
DIMENSIONAL FUND ADVISORS LP
DIMENSIONAL FUND ADVISORS LTD.
DFA AUSTRALIA LIMITED
DIMENSIONAL FUND ADVISORS PTE. LTD.
DIMENSIONAL JAPAN LTD.
DIMENSIONAL IRELAND LIMITED

Introduction
Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”).  Dimensional is the parent or indirect parent company of Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”), Dimensional Fund Advisors Pte. Ltd. (“DFAP”), Dimensional Japan Ltd. (“DFAJ”) and Dimensional Ireland Limited (“DIL”) (Dimensional, DFAL, DFAA, DFAP, DFAJ and DIL are collectively referred to as the “Advisors”).  DFAL and DFAA are also registered as investment advisers under the Advisers Act.
The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors.  These clients frequently give the Advisors the authority and discretion to vote proxies relating to the underlying securities beneficially held by such clients.  Also, a client may, at times, ask an Advisor to share its proxy voting policies, procedures, and guidelines without the client delegating full voting discretion to the Advisor.  Depending on the client, an Advisor’s duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).
The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts or funds to the extent that relationships with such clients are subject to the Advisers Act or ERISA or the clients are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the “Dimensional Investment Companies”).  The Advisors believe that this Policy is reasonably designed to meet their goal of seeking to vote (or refrain from voting) proxies in a manner consistent with applicable legal standards and in the best interests of clients, as understood by the Advisors at the time of the vote.
Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”).  The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients.  Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines.  The Guidelines provide a framework for analysis and decision making, but do not address all potential issues.  In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote.  In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined).  To the extent that the Guidelines do not cover potential voting issues, an Advisor may consider the spirit of the Guidelines and instruct the vote on such issues in a manner that the Advisor believes would be in the best interests of the client.
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The Advisors may take social concerns into account when voting proxies for socially screened portfolios and accounts and may take environmental concerns into account when voting proxies for sustainability screened portfolios and accounts, as further described in the Guidelines.  The Advisors may also take social or environmental concerns into account when voting proxies for other portfolios and accounts that do not have social or sustainability screens if the Advisors believe that a social or environmental issue may have material economic ramifications for shareholders, also as further described in the Guidelines.
The Advisors have retained certain third party proxy service providers (“Proxy Advisory Firms”) to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals, operationally process votes in accordance with the Guidelines on behalf of the clients for whom the Advisors have proxy voting responsibility, and provide reports concerning the proxies voted (“Proxy Voting Services”).  Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions.  The Advisors use commercially reasonable efforts to oversee any directed delegation to Proxy Advisory Firms, upon which the Advisors rely to carry out the Proxy Voting Services.  In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any Proxy Advisory Firms, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g., misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.
Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Corporate Governance Committee (as defined below) will consider whether the Proxy Advisory Firm: (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in consideration of the best interests of the Advisors’ clients.  Such considerations may include some or all of the following: (i) periodic sampling of votes cast by the Proxy Advisory Firm to review that the Guidelines adopted by the Advisors are being followed, (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have the capacity and competency to carry out its proxy obligations to the Advisors, (iii) a review of the Proxy Advisory Firm’s policies and procedures, with a particular focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting the Proxy Advisory Firm to notify the Advisors if there is a change in the Proxy Advisory Firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken.

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Procedures for Voting Proxies
The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify ongoing compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee.  The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to this Policy and may designate personnel of each Advisor to instruct the vote on proxies on behalf of an Advisor’s clients, such as authorized traders of the Advisors (collectively, “Authorized Persons”).  The Committee may recommend changes to this Policy to seek to act in a manner consistent with the best interests of the clients.
Generally, the Advisors analyze relevant proxy materials on behalf of their clients and seek to instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines.  Therefore, an Advisor typically will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client’s account.  In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will seek to instruct such vote on the client’s proxies pursuant to the client’s guidelines.
Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments.  When voting (or electing to refrain from voting) proxies for clients subject to ERISA, each Advisor shall seek to consider those factors that may affect the value of the ERISA client’s investment and not subordinate the interests of the client’s participants and beneficiaries on their retirement income to unrelated objectives.  In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights.  The Advisor may determine that voting is not in the best interests of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by an Advisor recalling loaned securities for voting.  Each Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.
In cases where an Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.
Generally, the Advisors do not intend to invest to seek to change or influence control of a company and do not intend to engage in shareholder activism with respect to a pending vote.  If an issuer’s management, shareholders or proxy solicitors contact an Advisor with respect to a pending vote, a member of the Committee (or its delegee) may listen to such party and discuss this Policy with such party.

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International Proxy Voting
While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.  For U.S. companies, it is usually relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically.  In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.
With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances and expected costs may outweigh any anticipated economic benefit of voting.  The major difficulties and costs may include:  (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs.  The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.1  The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country.  The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ determinations and procedures.2  In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its client’s vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make reasonable efforts to vote such proxies.

1 As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.”  See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003).  Additionally, the Department of Labor has stated that it “recognizes that in some special cases voting proxies may involve out of the ordinary costs or unusual requirements, for example in the case of voting proxies on shares of certain foreign corporations. Thus, in such cases, a fiduciary should consider whether the plan’s vote, either by itself or together with the votes of other shareholders, is expected to have an effect on the value of the plan’s investment that warrants the additional cost of voting.” See Preamble to Department of Labor Interpretive Bulletin 2016-1, 81 FR 95883 (December 29, 2016).
2 If a client does not share with its Advisor information regarding the cost of voting proxies for certain non-US companies or in certain countries so that the Advisor can perform a cost benefit analysis, the Advisor will decide whether to vote proxies considering only the information on difficulties and costs that it has available.

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Conflicts of Interest
Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of an Advisor may have a conflict of interest in connection with the proxy voting process.  A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy.  However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines.  Therefore, proxies voted typically should not be affected by any conflicts of interest.
In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of Institutional Shareholder Services, Inc., a Proxy Advisory Firm (“ISS”)), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee.  Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.
If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee, which will (a) determine how the vote should be cast, keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company.
Availability of Proxy Voting Information and Recordkeeping
Each Advisor will inform those clients for which it has voting authority how to obtain information from the Advisor about how it voted with respect to client securities.  The Advisor will provide those clients with a summary of its proxy voting guidelines, process and policies and will inform the clients how they can obtain a copy of the complete Policy upon request.  If an Advisor is registered under the Advisers Act, the Advisor will also include such information described in the preceding two sentences in Part 2A of its Form ADV.
Recordkeeping
The Advisors will also keep records of the following items: (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a Proxy Advisory Firm if it undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and an Advisor’s responses (whether a client’s request was oral or in writing); (v) any documents prepared by an Advisor that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors.  The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records.  For the first two years, each Advisor will store such records at one of its principal offices.

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Disclosure
Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies.  The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.
The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available: (i) by calling Dimensional collect; or (ii) on the SEC’s website.  If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.
Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year.  Such filings shall contain all information required to be disclosed on Form N-PX.

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Exhibit A
Proxy Voting Guidelines

General Approach to Corporate Governance and Proxy Voting

When voting proxies, Dimensional seeks to act in the interests of the funds and accounts we manage. We seek to maximize shareholder value subject to the standards of the relevant legal and regulatory regimes, listing requirements, regional stewardship codes, and any social and sustainability guidelines of specific funds or accounts. Dimensional will evaluate management and shareholder proposals on a case-by-case basis.

We expect the members of a portfolio company’s board to act in the interests of their shareholders. Each portfolio company’s board should implement policies and adopt practices that align the interests of the board and management with those of its shareholders. Since a board’s main responsibility is to oversee management and to manage and mitigate risk, it is important that board members have the experience and skills to carry out that responsibility.

This document outlines Dimensional's global approach to key proxy voting issues and highlights particular considerations in specific markets.

Global Evaluation Framework

Uncontested Director Elections
Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:
1. There are problematic audit-related practices;
2. There are problematic compensation practices or persistent pay for performance misalignment;
3. There are problematic anti-takeover provisions;
4. There have been material failures of governance, risk oversight, or fiduciary responsibilities;
5. The board has failed to adequately respond to shareholder concerns;
6. The board has demonstrated a lack of accountability to shareholders.

Dimensional also considers the following when voting on directors:
1. Board independence
2. Director attendance
3. Director capacity to serve
4. Board composition

Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the company's corporate governance practices, and the incumbent board's history of responsiveness to shareholders.

Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult for us to assess these factors.

Anti-Takeover Provisions
We believe that the market for corporate control, which often results in acquisitions which generally increase shareholder value, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment of management and reduced accountability at the board level.

Related-Party Transactions
Related-party transactions have played a significant role in several high-profile corporate scandals and failures. We believe related party transactions should be minimized.  When such transactions are determined to be fair to the company and its shareholders in accordance with the portfolio company’s policies and governing law, should be thoroughly disclosed in public filings.

Equity Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the portfolio company's historical use of equity, and the particular plan features.

Executive Compensation
Dimensional supports compensation for executives that is clearly linked to the portfolio company’s performance. Compensation should be designed to attract, retain and appropriately motivate and serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is clearly excessive and not aligned with the portfolio company’s performance or other factors, Dimensional would not support such compensation.

Therefore, Dimensional reviews proposals seeking approval of a portfolio company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Director Compensation
Dimensional will support director compensation that is reasonable in both size and composition relative to industry and market norms.

Mergers & Acquisitions (M&A)
Dimensional's primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Capitalization
Dimensional will vote case-by-case on proposals related to share issuances, taking into account the purpose for which the shares will be used, the risk to shareholders of not approving the request, and the dilution to existing shareholders.

Dimensional opposes the creation of dual-class share structures with unequal voting rights and will vote against proposals to create or continue dual-class capital structures.

Shareholder Proposals
When evaluating shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Dimensional will also consider the potential cost to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to peers), and whether the issue would be better addressed through legislation or government regulation.

Dimensional’s Approach to Environmental and Social Issues

Dimensional believes that portfolio company boards are best positioned to address environmental & social (E&S) issues within their duties. We may communicate with portfolio companies to better understand the alignment of the interests of boards and management with those of shareholders on these topics. If a portfolio company is unresponsive to material E&S risks which may have economic ramifications for shareholders, Dimensional may support shareholder proposals and may also vote against or withhold voting from directors individually, committee members, or the entire board.

For sustainability-focused funds, Dimensional may support shareholder proposals aimed at enhancing the disclosure around certain environmental issues. In limited circumstances, Dimensional may support proposals requesting companies take specific steps to address material risks from environmental issues.
For socially-focused funds, Dimensional may support shareholder proposals aimed at enhancing the disclosure around certain social issues.  In limited circumstances, Dimensional may support proposals requesting companies take specific steps to address material risks from social issues.

Proxy Voting Principles for the United States

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent and key committees to be fully independent.

Dimensional may vote against individual directors, committee members, or the full board of a portfolio company in the following situations:
1. Problematic audit-related practices;
2. Problematic compensation practices or persistent pay for performance misalignment;
3. Problematic anti-takeover provisions;
4. Material failures of governance, risk oversight, or fiduciary responsibilities;
5. Failure to adequately respond to shareholder concerns;
6. Lack of accountability to shareholders.

Dimensional also considers the following when voting on directors at portfolio companies:
1.	Director attendance - Board members should attend at least 75% of meetings.
2.	Director commitments - Board members should ensure that they have the capacity to fulfill the requirements of each board membership.

Contested Director Elections
In the case of contested board elections at portfolio companies, Dimensional takes a case-by-case approach. With the goal of maximizing shareholder value, we consider the qualifications of the nominees, the likelihood that each side can accomplish their stated plans, the portfolio company's corporate governance practices, and the incumbent board's history of responsiveness to shareholders.

Classified Boards
We believe that shareholders should be given the right to vote on the entire slate of directors on an annual basis. Therefore, we encourage portfolio company boards to conduct annual elections for all sitting directors.

Dimensional will generally support proposals to declassify existing boards at portfolio companies, and will oppose efforts by portfolio companies to adopt classified board structures, in which only part of the board is elected each year.

CEO/Chair
Dimensional believes that the portfolio company boards are best placed to determine whether the separation of roles is appropriate and will generally vote with management on shareholder proposals requiring that the chairman’s position be filled by an independent director.

However, at portfolio companies with a combined CEO/Chair, Dimensional expects the board to appoint a lead independent director with specific responsibilities, including the setting of meeting agendas, to seek to ensure the board is able to act independently.

Board Size
Dimensional generally believes that portfolio company boards are best positioned to determine an appropriate size, and therefore will generally defer to the board in setting its size. However, Dimensional will oppose proposals to alter board structure or size in the context of a fight for control of the company or the board.

Age/Term Limits
Dimensional believes it is the responsibility of a portfolio company’s Nominating Committee to ensure that the company’s board of directors is composed of individuals with the skills needed to effectively oversee management and will generally oppose proposals seeking to impose age or term limits for directors.

That said, portfolio companies should clearly disclose their director evaluation and board refreshment policies in their proxy.

Poison Pills
Dimensional generally opposes poison pills. As a result, we may vote against the adoption of a pill and all directors that put a pill in place without first obtaining shareholder approval. Votes against directors may extend beyond the company that adopted the pill, to all boards the directors serve on. In considering a poison pill for approval, we may take into account the existence of ‘qualified offer’ and other shareholder-friendly provisions.

For pills designed to protect net operating losses, we may take into consideration a variety of factors, including but not limited to the size of the available operating losses and the likelihood that they will be utilized to offset gains.

Cumulative Voting
Under cumulative voting, each shareholder is entitled to the number of his or her shares multiplied by the number of directors to be elected. Shareholders have the flexibility to allocate their votes among directors in the proportion they see fit, including casting all their votes for one director. This is particularly impactful in the election of dissident candidates to the board in the event of a proxy contest.

Dimensional will typically support proposals that provide for cumulative voting and against proposals to eliminate cumulative voting unless the portfolio company has demonstrated that there are adequate safeguards in place, such as proxy access and majority voting.

Majority Voting
For the election of directors, companies may adopt either a majority or plurality vote standard. In a plurality vote standard, the directors with the most votes are elected. If the number of directors up for election is equal to the number of board seats, each director only needs to receive one vote in order to be elected. In a majority vote standard, in order to be elected, a director must receive the support of a majority of shares voted or present at the meeting.

Dimensional supports a majority (rather than plurality) voting standard for uncontested director elections. The majority vote standard should be accompanied by a director resignation policy to address failed elections.

To account for contested director elections, portfolio companies with a majority vote standard should include a carve-out for plurality voting in situations where there are more nominees than seats.

Supermajority Vote Requirements
Dimensional believes that the affirmative vote of a majority of shareholders should be sufficient to approve items such as bylaw amendments and mergers. Dimensional will vote against proposals seeking to implement a supermajority vote requirement and for proposals seeking the adoption of a majority vote standard.

Dimensional will vote against incumbent directors at portfolio companies that place substantial restrictions on shareholders' ability to amend bylaws.

Right to Call Meetings and Act by Written Consent
Dimensional will generally support the right of shareholders to call special meetings of a portfolio company board (if they own 25% of shares outstanding) and take action by written consent.

Proxy Access
Dimensional will typically support management and shareholder proposals for proxy access that allow a shareholder (or group of shareholders) holding three percent of voting power for three years to nominate up to 25 percent of a portfolio company board.  Dimensional will typically vote against proposals that are more restrictive than these guidelines.

Amend Bylaws/Charters
Dimensional believes that shareholders should have the right to amend a company’s bylaws. Dimensional will vote against incumbent directors at portfolio companies that place substantial restrictions on shareholders' ability to amend bylaws.

Exclusive Forum
Dimensional is generally supportive of management proposals to adopt an exclusive forum for shareholder litigation.

Auditors
Dimensional will typically support the ratification of auditors unless there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

In addition to voting against the ratification of the auditors, Dimensional may also vote against Audit Committee members in instances of fraud, material weakness, or significant financial restatements.

Stock-Based Compensation Plans
Dimensional supports the adoption of equity plans that align the interests of portfolio company board, management, and company employees with those of shareholders.

Dimensional will evaluate equity compensation plans on a case-by-case basis, taking into account the potential dilution to shareholders, the company's historical use of equity, and the particular plan features.

Dimensional will typically vote against plans that have features that have a negative impact on shareholders. Such features include single-trigger or discretionary vesting, an overly broad definition of change in control, a lack of minimum vesting periods for grants, and the ability to reprice shares without shareholder approval.

Dimensional may also vote against equity plans if problematic equity grant practices have contributed to a pay for performance misalignment.

Employee Stock Purchase Plans
Dimensional will generally support qualified employee stock purchase plans (as defined by Section 423 of the Internal Revenue Code), provided that the purchase price is no less than 85 percent of market value, the number of shares reserved for the plan is no more than ten percent of outstanding shares, and the offering period is no more than 27 months.

Supplemental Executive Retirement Plans
Dimensional will generally support shareholder proposals that ask the company to put to shareholder vote extraordinary benefits such as credit for years of service not actually worked, preferential benefit formulas, or accelerated vesting of pension benefits contained in supplemental executive retirement plan (SERP).

Advisory Votes on Executive Compensation (Say on Pay)
Dimensional supports reasonable compensation for executives that is clearly linked to the company’s performance. Compensation should serve as a means to align the interests of executives with those of shareholders. To the extent that compensation is excessive, it represents a transfer to management of shareholder wealth. Therefore, Dimensional reviews proposals seeking approval of a company’s executive compensation plan closely, taking into account the quantum of pay, company performance, and the structure of the plan.

Certain practices, such as:
•	multi-year guaranteed bonuses
•	excessive severance agreements (particularly those that vest without involuntary job loss or diminution of duties or those with excise-tax gross-ups)
•	single, or the same, metrics used for both short-term and long-term executive compensation plans may encourage excessive risk-taking by executives and are generally opposed by Dimensional.

At portfolio companies that have a history of problematic pay practices or excessive compensation, Dimensional will consider the company’s responsiveness to shareholders’ concerns and may vote against members of the compensation committee if these concerns have not been addressed.

Frequency of Say on Pay
Executive compensation in the United States in typically composed of three parts: 1) base salary; 2) cash bonuses based on annual performance (short-term incentive awards); 3) and equity awards based on performance over a multi-year period (long-term incentive awards).

Dimensional supports triennial say on pay because it allows for a longer-term assessment of whether compensation was adequately linked to company performance. This is particularly important in situations where a company makes significant changes to their long-term incentive awards, as the effectiveness of such changes in aligning pay and performance cannot be determined in a single year.

If there are serious concerns about a company's compensation plan in a year where the plan is not on the ballot, Dimensional may vote against members of the Compensation Committee.

Clawback Provisions
Dimensional typically supports clawback provisions in executive compensation plans as a way to mitigate risk of excessive risk taking by executives.

Executive Severance Agreements (Golden Parachutes)
Dimensional analyzes golden parachute proposals on a case-by-case basis.

Dimensional expects payments to be reasonable on both an absolute basis and relative to the value of the transaction. Dimensional will typically vote against agreements with cash severance of more than 3x salary and bonus.

Dimensional expects vesting of equity to be contingent on both a change in control and a subsequent involuntary termination of the employee (“double-trigger change in control”).

Remuneration of Directors
Dimensional will support director compensation that is reasonable in both size and composition relative to industry and market norms.

Mergers and Acquisitions (M&A)
Dimensional's primary consideration in evaluating mergers and acquisitions is maximizing shareholder value. Given that we believe market prices reflect future expected cash flows, an important consideration is the price reaction to the announcement, and the extent to which the deal represents a premium to the pre-announcement price. Dimensional will also consider the strategic rationale, potential conflicts of interest, and the possibility of competing offers.

Dimensional may vote against deals where there are concerns with the acquisition process or where there appear to be significant conflicts of interest.

Reincorporation
Dimensional will evaluate reincorporation proposals on a case-by-case basis.

Dimensional may vote against reincorporations if the move would result in a substantial diminution of shareholder rights.

Increase Authorized Shares
Dimensional will vote case-by-case on proposals seeking to increase common or preferred stock, taking into account the purpose for which the shares will be used and the risk to shareholders of not approving the request.

Dimensional will typically vote against requests for common or preferred stock issuances that are excessively dilutive relative to common market practice.

Dimensional will typically vote against proposals at portfolio companies with multiple share classes to increase the number of shares of the class with superior voting rights.

Blank Check Preferred Stock
Blank check preferred stock is stock that can be issued at the discretion of the board, with the voting, conversion, distribution, and other rights determined by the board at the time of issue. Therefore, blank check preferred stock can potentially serve as means to entrench management and prevent takeovers.

To mitigate concerns regarding what we believe is the inappropriate use of blank check preferred stock, Dimensional expects portfolio companies seeking approval for blank preferred stock to clearly state that the shares will not be used for anti-takeover purposes.

Dual Classes of Stock
Dual class share structures are generally seen as detrimental to shareholder rights, as they are accompanied by unequal voting rights. Dimensional believes in the principle of one share, one vote.

Dimensional opposes the creation of dual-class share structures with unequal voting rights and will vote against proposals to create or continue dual-class capital structures.

Dimensional will vote against directors at portfolio companies that adopt a dual-class structure without shareholder approval after the company’s IPO. Implementation of a dual-class structure prior to or in connection with an IPO may not per se warrant a vote against directors but will be considered on a case-by-case basis.

Shareholder Proposals
When evaluating shareholder proposals, including proposals on environmental and social issues, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Dimensional will also consider the potential cost to the portfolio company, the portfolio company’s current handling of the issue (both on an absolute basis and relative to peers), and whether the issue would be better addressed through legislation or government regulation.

Director Election Guidelines for Europe, the Middle East, and Africa (EMEA)

Dimensional will leverage its global framework when evaluating EMEA portfolio companies, but will apply the following market-specific considerations when voting on directors.

United Kingdom
Dimensional expects portfolio companies to follow the requirements of the UK Corporate Governance Code with regards to board and committee composition.

France
All portfolio company boards should be at least one-third independent; for non-controlled companies, at least half of board members (excluding those appointed pursuant to French law) should be independent.

Executives should not serve on audit and remuneration committees. Dimensional will vote against executives who serve on these committees.
Dimensional prefers the role of chairman and CEO to be separated; however, Dimensional may support a combined role if the board has a lead independent director with specific responsibilities, including the setting of meeting agendas.

Dimensional will typically vote against the election of censors, but may consider providing support if the censor is to serve on an interim basis.

Germany
All portfolio company boards should be at least one-third independent; for non-controlled companies, at least half of board members (excluding employee-elected representatives) should be independent.

Absent exceptional circumstances, Dimensional expects the role of chairman and CEO to be separated and will vote against the election of a director to serve in a combined role. Dimensional will generally also vote against the appointment of a former CEO as Chairman.

Switzerland
For all companies, boards should be at least one-third independent; for non-controlled companies, at least half of board members should be independent.

Executives should not serve on audit and remuneration committees. Dimensional will vote against executives who serve on these committees. Additionally, Dimensional expects these committees to be majority independent and will vote against non-independent nominees if their election would result in the committee being less than majority independent.

Dimensional expects the role of chairman and CEO to be separated and will generally vote against the election of a director to serve in a combined role.

South Africa
Dimensional expects portfolio companies to follow the recommendations of the King Report On Corporate Governance (King Code IV) with regards to board and committee composition.

Proxy Voting Principles for Australia

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk. We expect portfolio company boards to be majority independent.

Dimensional believes that key audit and remuneration committees should be composed of independent directors. Dimensional will vote against executive directors, other than the CEO, who serve on the audit committee or who serve on the remuneration committee if the remuneration committee is not majority independent.

CEO/Chair
If a portfolio company’s board chair is not independent, the board should have a lead independent director with specific responsibilities, including the setting of meeting agendas. Dimensional may vote against executive board chairs if such measures are absent.

Auditors
Australian law does not require the annual ratification of auditors; therefore, concerns with a portfolio company's audit practices will be reflected in votes against members of the audit committee.

Dimensional may vote against audit committee members if there are concerns with the auditor's independence, the accuracy of the auditor's report, the level of non-audit fees, or if lack of disclosure makes it difficult to assess these factors.

Dimensional may also vote against audit committee members in instances of fraud or material failures in oversight of audit functions.

Share Issuances
Dimensional will evaluate requests for share issuances on a case-by-case basis, taking into account factors such as the impact on current shareholders and the rationale for the request.
When voting on approval of prior share distributions, Dimensional will generally support prior issuances that conform to the dilution guidelines set out in ASX Listing Rule 7.1.

Share Repurchase
Dimensional will evaluate requests for share repurchases on a case-by-case basis, taking into account factors such as the impact on current shareholders, the rationale for the request, and the company's history of repurchases. Dimensional expects repurchases to be made in arms-length transactions using independent third-parties.

Dimensional may vote against plans that do not include limitations on the company's ability to use the plan to repurchase shares from third parties at a premium and limitations on the use of share purchases as an anti-takeover device.

Constitution Amendments
Dimensional will evaluate requests for amendments to a portfolio company's constitution on a case-by-case basis. The primary consideration will be the impact on the rights of shareholders.

Non-Executive Director Compensation
Dimensional will support non-executive director remuneration that is reasonable in both size and composition relative to industry and market norms.
Dimensional will vote against components of non-executive director remuneration that are likely to impair a director's independence, such as options or performance-based remuneration.

Equity Plans
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Companies should clearly disclose components of the plan, including vesting periods and performance hurdles.

Dimensional may vote against plans that are exceedingly dilutive to existing shareholders. Plans that permit retesting or repricing will generally be viewed unfavorably.

Proxy Voting Principles for Japan

Uncontested Director Elections
Shareholders elect the board of a portfolio company to represent their interests and oversee management and expect portfolio company boards to adopt policies and practices that align the interests of the board and management with those of shareholders and limit the potential for conflicts of interest.

One of the most important measures aimed at ensuring that portfolio company shareholders’ interests are represented is an independent board of directors, made up of individuals with the diversity of backgrounds, experiences, and skill-sets needed to effectively oversee management and manage risk.

At portfolio companies with a three-committee structure, Dimensional expects at least one-third of the board to be outsiders. Ideally, the board should be majority independent.

At portfolio companies with an audit committee structure, Dimensional expects at least one third of the board to be outsiders. Ideally, the audit committee should be entirely independent; at minimum, any outside directors who serve on the committee should be independent.

At portfolio companies with a statutory auditor structure, Dimensional expects the board to include at least two outside directors.  At portfolio companies with a statutory auditor structure that have a controlling shareholder, at least two directors should be independent outsiders.

Statutory Auditors
Statutory auditors are responsible for effectively overseeing management and ensuring that decisions made are in the best interest of shareholders. Dimensional may vote against statutory auditors who are remiss in their responsibilities.

When voting on outside statutory auditors, Dimensional expects nominees to be independent and to have the capacity to fulfill the requirements of their role as evidenced by attendance at meetings of the board of directors or board of statutory auditors.

Director and Statutory Auditor Compensation
Dimensional will support compensation for portfolio company directors and statutory auditors that is reasonable in both size and composition relative to industry and market norms.

When requesting an increase to the level of director fees, Dimensional expects portfolio companies to provide a specific reason for the increase.  Dimensional will support an increase of director fees if it is in conjunction with the introduction of performance-based compensation, or where the ceiling for performance-based compensation is being increased. Dimensional will not support an increase in director fees if there is evidence that the directors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will typically support an increase to the statutory auditor compensation ceiling unless there is evidence that the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional will support the granting of annual bonuses to portfolio company directors and statutory auditors unless there is evidence the board or the statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Dimensional generally supports the granting of retirement benefits to portfolio company insiders, so long as the individual payments, and aggregate amount of such payments, is disclosed.

Dimensional will vote against the granting of retirement bonuses if there is evidence the portfolio company board or statutory auditors have been remiss in effectively overseeing management or ensuring that decisions made are in the best interest of shareholders.

Equity Based Compensation
Dimensional supports the adoption of equity plans that align the interests of the portfolio company board, management, and company employees with those of shareholders.

Dimensional will typically support stock option plans to portfolio company executives and employees if total dilution from the proposed plans and previous plans exceeds 5 percent for mature companies or 10 percent for growth companies.

Dimensional will vote against stock plans if upper limit of options that can be issued per year is not disclosed.

For deep-discounted stock option plans, Dimensional typically expects portfolio companies to disclose specific performance hurdles.

Capital Allocation
Dimensional will typically support well-justified dividend payouts that do not negatively impact the company's overall financial health.

Share Repurchase
Dimensional is typically supportive of portfolio company boards having discretion over share repurchases absent concerns with the company's balance sheet management, capital efficiency, buyback and dividend payout history, board composition, or shareholding structure.

Dimensional will typically support proposed repurchases that do not have a negative impact on shareholder value.

For repurchases of more than 10 percent of issue share capital, Dimensional expects the company to provide a robust explanation for the request.

Shareholder Rights Plans
We believe the market for corporate control, which can result in acquisitions that are accretive to shareholders, should be able to function without undue restrictions. Takeover defenses such as poison pills can lead to entrenchment and reduced accountability at the board level.

Indemnification and Limitations on Liability
Dimensional generally supports limitations on liability for directors and statutory auditors in ordinary circumstances.

Limit Legal Liability of External Auditors
Dimensional generally opposes limitations on the liability of external auditors.

Increase in Authorized Capital
Dimensional will typically support requests for increases of less than 100 percent of currently authorized capital, so long as the increase does not leave the company with less than 30 percent of the proposed authorized capital outstanding.

For increases that exceed these guidelines, Dimensional expects portfolio companies to provide a robust explanation for the increase.

Dimensional will not support requests for increases that will be used as an anti-takeover device.

Expansion of Business Activities
For well performing portfolio companies seeking to expand their business into enterprises related to their core business, Dimensional will typically support management requests to amend the company's articles to expand the company's business activities.

FIAM

Proxy Voting

I.      Explanation of the Rule

Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”) requires an investment adviser to (i) adopt proxy policies reasonably designed to seek to ensure that the adviser votes proxies in the best interest of its clients, including addressing material conflicts of interest; (ii) disclose to clients information about its proxy policies; and (iii) maintain certain records relating to proxy voting. These requirements are designed to minimize conflicts of interest and to seek to ensure greater transparency in the voting of proxies.

FIAM has adopted a Proxy Voting Policy and Procedure to seek to ensure that proxies are voted in the clients’ best interests and that its proxy voting activities adhere to the requirements of Rule 206(4)-6. Where FIAM is given responsibility for voting proxies, it takes reasonable steps under the circumstances to seek to ensure that proxies are received and voted in the best interest of its clients, which generally means voting proxies with a view to enhancing the value of the shares of stock held in client accounts.

II.      Formal Citation of the Rule

Rule 206(4)-6 under the Advisers Act

III.      Responsible Compliance Officer

FIAM Compliance Officer

CPP Business Owner: Asset Management Treasurer’s Office

IV.      Means of Achieving Compliance

Proxy Votingin Accordance with FIAM Proxy Voting Guidelines

When making proxy-voting decisions, FIAM generally adheres to its Proxy Voting Guidelines, which are generally updated annually. The Proxy Voting Guidelines are described generally in FIAM’s Form ADV, Part 2A, and are made available to clients. The Proxy Voting Guidelines, which have been developed with reference to the positions of FIAM’s parent, Fidelity Investments (“Fidelity”), sets out positions on recurring issues and criteria for addressing non-recurring issues, handling conflicts of interest, issues relating to voting on foreign securities (particularly where FIAM will be restricted from trading in the security before the shareholder meeting date) and abstentions.

FIAM generally is responsible for voting proxies with respect to securities selected by FIAM and held in client accounts. Although a sub-adviser to an account may receive proxy voting authority or clients may reserve to themselves or assign to another person proxy-voting responsibility, certain steps must be observed in the case of Employee Retirement Income Security Act (“ERISA”) plans. Where authority to manage ERISA plan assets has been delegated to FIAM, this delegation automatically includes responsibility to vote proxies unless the named fiduciary that appointed FIAM has expressly reserved proxy-voting responsibility to itself or another named fiduciary. To be effective, a reservation of proxy voting responsibility for a given ERISA plan should:

•	be in writing;

•	state that FIAM is “precluded” from voting proxies because proxy-voting responsibility is reserved to an identified named fiduciary; and

•	be consistent with the plan’s documents (which should provide for procedures for allocating fiduciary responsibilities among named fiduciaries).

FIAM relies upon the processes and controls of Fidelity Fund and Investment Operations (“FFIO”) Proxy Reconciliation Group and Fidelity’s centralized proxy voting group, FFIO Investment Proxy Research (“IPR”), to seek to ensure that proxy voting is conducted in accordance with the approved Proxy Voting Guidelines on behalf of those relevant FIAM advised accounts.

The Proxy Reconciliation Group sets up accounts for proxy voting and reconciles all ballots eligible to vote with account holdings. IPR reviews and monitors the proxy voting platform to ensure all proxies are analyzed and voted in a timely manner. IPR adheres to the Guidelines in making proxy voting decisions. In evaluating proposals, FIAM and its affiliates consider information from a number of sources, including management or shareholders of a company presenting a proposal and proxy advisory firms, and uses all of this information as input within the larger mix of information to which the Board approved guidelines applies.

The Proxy Voting Guidelines include provisions directing how IPR should vote proxies with material conflict of interest situations. The Proxy Voting Guidelines also address the process for proxy voting proposals not covered by the Proxy Voting Guidelines. IPR maintains detailed records of its proxy-voting activity for reporting to the clients and for eventual disclosure on each registered investment company client’s Form N-PX. FIAM provides each registered investment company client that it sub-advises with the information necessary for the fund to complete Form N-PX. Each fund is required to file Form N-PX annually by August 31.

Conflicts

From time to time, proxy-voting proposals may raise conflicts between the interests of Fidelity clients and the interests of Fidelity and its employees. A conflict of interest arises when there are factors that may prompt one to question whether Fidelity or a Fidelity employee is acting solely in the best interests of FIAM and its clients. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of FIAM and its clients.

IPR votes proxies without regard to any other FIAM or any other Fidelity companies’ relationship, business or otherwise, with that portfolio company and without giving effect to any potential conflict of interest, material or otherwise. Like other Fidelity employees, IPR employees have a fiduciary duty to never place their own interest ahead of the interests of fund shareholders, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, Fidelity employees will follow the escalation process included in Fidelity’s corporate policy on conflicts of interest.

Proposals Not Coveredby the Guidelines

For proposals not covered by the Guidelines or that involve other special circumstances, FIAM evaluates them on a case-by-case basis with input from the appropriate analyst or portfolio manager, with review by a member of senior management within IPR or an attorney within Fidelity’s General Counsel’s office.

FIAM May Take No Action

In certain situations when refraining from voting a proxy is in the client’s best interest, FIAM may take no action. This may occur, for example, when FIAM has determined that there are liquidity or disclosure concerns with voting in particular markets (e.g. shareblocking and re-registration markets).

Sub-Advisers Voting of Proxies

In certain instances, FIAM contracts with a sub-adviser (e.g. Fidelity Worldwide Investments) to assist in managing client’s portfolios. In these instances, the sub-adviser is responsible to vote proxies in accordance with their proxy voting guidelines and to provide FIAM with periodic reporting on proxy voting results.

Client Directed Voting

It is FIAM’s policy to vote client proxies according to FIAM’s guidelines or to decline any proxy voting authority from a client if a client is unable to agree to FIAM’s guidelines. Certain clients, however, may have mandated that client-approved proxy voting guidelines were required to be followed. In these very rare instances, a third party provider has been engaged to vote proxies in accordance with client- approved proxy voting guidelines and to provide required client reporting. The Asset Management Treasurer’s Office (“TO”) receives a quarterly certification from Institutional Shareholder Services (“ISS”) confirming they have voted in accordance with the client-approved proxy voting guidelines. Fidelity reviews the quarterly ISS certifications and validates the certification by reviewing the data in the ISS proxy voting platform.

V.      Oversight Function

The following groups are responsible for the oversight of this policy:

•	Asset Management Treasurer’s Office
•	Proxy Reconciliation Group
•	IPR
•	FIAM Risk and Compliance Committee

VI.      Methods of Conducting Oversight

TO conducts a semi-annual review to ensure all FIAM accounts are set up properly with the correct vote authority. The Proxy Reconciliation Group provides a report generated from the account set-up system (“ASU”) which shows the listing of FIAM accounts that are flagged with FIAM having the authority to vote client proxies. FIAM compares the report to the FIAM Client Information System to identify any discrepancies.

On a quarterly basis IPR provides the TO with a certification. The TO conducts a quarterly meeting with IPR to discuss the contents of the certification and, among other things, service deliverables and any relevant issues related to proxy voting, including issues that arise from third party service providers and sub-advisers. The quarterly certification includes changes to the Proxy Voting Guidelines, adherence to guidelines, incident reporting, conflict of interests, and IPR management changes.

FIAM Risk and Compliance Committee

If required, IPR will provide an ad hoc update to the FIAM Risk and Compliance Committee on proxy voting performed by IPR.

FIAM Board of Directors

Annually, IPR presents proxy voting results, updates on proxy voting processes, controls, policies and procedures, and any material changes in the proxy voting process to the FIAM Board of Directors.

VII.      Attachments

None

FPA PROXY VOTING POLICY
June 2018
A.	Proxy Voting
This policy is designed to reflect FPA’s fiduciary duty to act in a manner that furthers the best interests of its Clients when voting proxies or deciding not to vote.  In determining how or whether to vote proxies or provide consents, FPA will not subordinate the economic interests of its clients to the interests of other persons or to FPA’s self-interest.  Decisions will be made by relevant portfolio managers and based on the financial interest of Clients in light of the specific applicable investment strategy, taking into consideration the guidelines enumerated in this Policy.
Procedures
Absent specific Client instructions, and subject to the limitations described below, FPA has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:
•
The Head of Investment Operations or designee takes steps to ensure that the custodians for all Client accounts have been instructed to electronically deliver all applicable proxy ballots to Institutional Shareholder Services Inc. (“ISS”), which FPA uses to process proxy votes.

•
ISS electronically delivers proxy ballots to FPA’s Proxy Administrator, who forwards the ballots to the appropriate FPA Portfolio Manager along with a due date by which the Portfolio Manager must respond back to the Proxy Administrator.  The due date provided to the Portfolio Manager should be at least one business day prior to the date by which FPA must vote the proxy for it to be counted. The Portfolio Manager evaluates the proxy ballot to determine voting decisions that will be in the best interest of Clients, and may consider ISS’ recommendations in making a determination. The Portfolio Manager then communicates the voting instructions by email to the Proxy Administrator.

•
To the extent that FPA receives a proxy ballot for an issuer for which FPA has filed Schedule 13D and/or is a Section 16 filer, the Proxy Administrator will consult with the Legal and Compliance Departments prior to sending the proxy to the Portfolio Manager to determine whether FPA is subject to any related restrictions.

•
When the Proxy Administrator receives voting instructions from the Portfolio Manager, the Proxy Administrator will follow those instructions and enter the votes electronically through ISS’ online system. To the extent the Proxy Administrator does not receive a timely response from the Portfolio Manager regarding how to vote a proxy, the Proxy Administrator will vote in accordance with the recommendations provided by ISS.

•
FPA will not neglect its proxy voting responsibilities, but may abstain from voting if it deems that abstaining is in its Clients’ best interests, as described below under the Limitations on Proxy Voting section. The Proxy Administrator will document instances in which FPA does not vote a Client’s proxy.

•	The Proxy Administrator will document instances where FPA votes the same proxy in two directions for different Clients.
•
Proxies received after a Client terminates its advisory relationship with FPA will not be voted. The Proxy Administrator will promptly return such proxies to the sender, along with a statement indicating that FPA’s advisory relationship with the Client has terminated, and that future proxies should not be sent to FPA.

•	To the extent that a conflict of interest is identified in conjunction with a specific proxy vote, the voting process will be modified as described below under Conflicts of Interest.
Conflicts of Interest
When completing the steps above, the Proxy Administrator will consider whether FPA is subject to any material conflicts of interest in connection with each proxy vote. In addition, FPA Employees, including Portfolio Managers involved in determining proxy votes, must notify FPA’s Legal Department and the CCO if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help the Proxy Administrator and Employees identify potential conflicts:
•
FPA provides investment advice to a publicly traded company (an “Issuer”) or to the public pension plan of such Issuer. FPA receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

•	FPA provides investment advice to an Issuer and an FPA employee (or family member) is a member of the Issuer’s Board of Directors;
•	FPA provides investment advice to an officer or director of an Issuer. FPA receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;
•
FPA or an affiliate has a financial interest in the outcome of a proxy vote, such as when FPA is asked to vote on a change in Rule 12b-1 fees paid by a mutual fund to investment advisers, including FPA;

•	An issuer or some other third party offers FPA or an Employee compensation in exchange for voting a proxy in a particular way;
•	An Employee, or a member of an Employee’s household, has a personal or business relationship with an Issuer. FPA receives a proxy solicitation from that Issuer; and
•	FPA or its Employees have a short position in an Issuer, but FPA’s Clients have a long position in the same Issuer. FPA receives a proxy solicitation from the Issuer.

If FPA detects a material conflict of interest in connection with a proxy solicitation, FPA will abide by the following procedures:
•	FPA will convene an internal group of senior FPA employees who are independent from the conflict of interest at issue.
•	The internal group will review any documentation associated with the proxy vote and ISS’ recommendation for the vote, and may discuss the matter with outside counsel or consultants if necessary.
•	The internal group will propose a course of action that they determine to be in the best interest of the applicable FPA Client(s). Such course of action may include, but is not limited to:
o	Consulting with the Board of Directors for conflicts of interest involving the registered investment companies, and following the course of action proposed by the Board of Directors;
o	Voting in accordance with the recommendations provided by ISS;
o	Seeking Client consent for the vote that the Portfolio Manager has proposed;
o	Engaging an independent third party to provide a recommendation on how to vote the proxy; or
o	Abstaining from voting the proxy.
•
The Proxy Administrator will vote the proxy or abstain from voting the proxy pursuant to the internal group’s instructions.  The Proxy Administrator will retain documentation that reflects the rationale for the proxy vote determination.

Limitations on Proxy Voting
Notwithstanding the procedures listed above, in certain circumstances where FPA has determined that it is in the Client’s best interest, FPA will not vote proxies received.  In other situations, the Client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where FPA will limit its role in voting proxies:
Client Maintains Proxy Voting Authority.  Where the Client has instructed FPA in writing, FPA will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Client.  If any proxy material is received by FPA, it will promptly be forwarded to the Client or a specified third party.
Client Provides Proxy Voting Instructions.  Where the Client has provided written instructions to FPA directing FPA how to vote proxies in specific situations.
Terminated Account.  Once a Client account has been terminated in accordance with the investment advisory agreement, FPA may refrain from voting any proxies received after the termination and will return the proxy materials to the sender or to an address provided by the Client for forwarding any proxies received.

Securities No Longer Held.  FPA may refrain from voting proxies received for securities which are no longer held by the Client’s account.
Securities Lending Programs.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.
Non-Discretionary Accounts.  If FPA accepts a Client with non-discretionary authority, it may also yield the authority to vote proxies.
Limited Value.  FPA may abstain from voting a Client proxy based upon a conclusion that the effect on a client’s economic interests or the value of the portfolio holding is indeterminable or insignificant.
Costs exceed benefits. FPA may abstain from voting a Client proxy if FPA believes that the costs of voting the proxy exceed the expected benefit to the Client of voting the proxy.
Non-US Issuers.  FPA will vote non-US issuer proxies on a best efforts basis. Some non-US proxies may involve a number of features that restrict or prevent FPA’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on any platform because some issuers do not reimburse custodians for the distribution of proxies.  FPA will use its best efforts to vote all proxies but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. FPA may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.
Class Actions
Securities issuers are, on occasion, the subject of class action lawsuits where the class of potentially injured parties is defined to be purchasers of the issuer’s securities during a specific period of time. These cases may result in an award of damages or settlement proceeds to the class members who file claims with the settlement administrator. At the time of the settlement, notice of the settlement together with a claim form and release is generally sent to the custodian the securities who in turn may forward these notices to the separately managed account clients. FPA does not provide any legal advice to Clients in connection with class action litigation. FPA will instead provide such accounts with reasonable assistance by providing account-level information upon request.1
Books and Records
The Proxy Administrator will ensure that the following information is retained and available to be promptly produced in connection with each proxy vote:
•	The Issuer’s name;

1 With respect to the FPA Funds and Private Funds, FPA is responsible for determining participation in class actions.

•	The security’s ticker symbol or CUSIP, as applicable;
•	The shareholder meeting date;
•	The number of shares that FPA voted;
•	A brief identification of the matter voted on;
•	Whether the matter was proposed by the Issuer or a security-holder;
•	Whether FPA cast a vote;
•	How FPA cast its vote (for the proposal, against the proposal, or abstain);
•	Whether FPA cast its vote with or against management;
•	Any documentation created by FPA that was material in making the proxy voting decision or that memorializes the basis for that decision, to the extent applicable; and
•	Any communication with Clients on how FPA voted proxies on behalf of the Client.
FPA may satisfy certain of the above requirements by relying on a third party to retain a copy of the proxy statement on FPA’s behalf, so long as FPA has obtained an undertaking from the third party to provide a copy of the proxy statement promptly upon request. FPA may also satisfy certain of the above requirements by relying on proxy statements available from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system.
The Proxy Administrator will periodically reconcile the proxy voting records from the custodians with the proxy voting records from ISS and follow up on any discrepancies to ensure that accurate records are maintained.
Disclosures to Clients and Investors
FPA includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact FPA to obtain a copy of these policies and procedures and information about how FPA voted with respect to the Client’s securities.
Any request for information about proxy voting or class actions should be promptly forwarded to the Proxy Administrator, who will respond to any such requests.
As a matter of policy, FPA does not disclose how it expects to vote on upcoming proxies.
Each proxy issue will be considered individually.  FPA will maintain guidelines to be considered when voting proposals. These guidelines will be maintained by the Firm’s Compliance Department. The guidelines will be used to provide guidance to the Compliance Department when voting proxies, but are not to be applied as rigid rules.

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES
Franklin Advisers, Inc. (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.
The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.
The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).
HOW THE INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy
*
Rule 38a-1 under the Investment Company Act of 1940 ("1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.
For certain separate accounts and non-U.S. domiciled funds that follow a smart beta strategy, or are passively managed to track a particular securities index, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote due to the volume of securities held in such strategies.
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:
1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.
The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer; [4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.
A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member6 of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

1 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”
2 The top 50 vendors will be considered to present a potential conflict of interest.
3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
5  “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, ("1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.
In addition, with respect to an open-ended collective investment scheme formed as a Société d’Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.
Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.
Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest , the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations.
Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.
THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.
The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.
Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.
Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.
The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.
Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.
Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein;

or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
In some non U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:
1.
The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.
The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.

4.
In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.
The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.
After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.
The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.
With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.
The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.
If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.
The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with Legal Staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.
13.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.
The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.
The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at

www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES
Franklin Templeton Institutional, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.
The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.
The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).
HOW THE INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although
*
Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.
For certain separate accounts and non-U.S. domiciled funds that follow a smart beta strategy, or are passively managed to track a particular securities index, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote due to the volume of securities held in such strategies.
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:
1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.
The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer;[4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.
A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research

1 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”
2 The top 50 vendors will be considered to present a potential conflict of interest.
3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
5  “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U.S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”
Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.
Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.
Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
GENERAL PROXY VOTING GUIDELINES
The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.
THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES
The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.
The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.
Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management & Director Compensation: A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.
Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.
The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.
The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.
Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.
Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
In some non-U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.
The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:
1.
The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.
The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.

4.
In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.
The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.
6.
After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.
The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.
With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.
The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.
If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.
The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with Legal Staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.

13.
The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.
The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.
The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”
In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.
The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

XI. PROXY VOTING

A.	Background

Rule 206(4)-6 under the Advisers Act requires every investment adviser who exercises voting authority with respect to Client securities to adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its Clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to Clients upon request. Lastly, the Rule requires that the adviser disclose to Clients how they may obtain information on how the adviser voted their proxies.

GQG votes proxies for the majority of its Clients, and therefore has adopted and implemented these Proxy Voting Policies and Procedures.

B.	Policy

It is the policy of GQG to vote proxies in the interest of maximizing value for GQG’s Clients. Proxies are an asset of a Client, which should be treated by GQG with the same care, diligence, and loyalty as any asset belonging to a Client. To that end, GQG will vote in a way that it believes, consistent with its fiduciary duty, will cause the value of the issue to increase the most or decline the least. Consideration will be given to both the short- and long-term implications of the proposal to be voted on when considering the optimal vote.

Any general or specific proxy voting guidelines provided by an advisory Client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the Client’s cost.

C.	Procedures

GQG’s Portfolio managers are responsible to timely vote (or determine not to vote), in accordance with this Policy, proxies of securities held in each Account for which they are responsible. Upon written request, Clients can take responsibility for voting their own proxies, or can give us instructions about how to vote their respective shares. For Clients retaining responsibility to vote their own proxies, the Clients must arrange with their custodian to ensure they receive applicable proxies.

GQG has retained Institutional Shareholder Services (“voting agent”) to assist in the coordination and voting of Client proxies. The GQG operations team is responsible for managing the relationship with the voting agent and for ensuring that all proxies are being properly voted and that the voting agent is retaining all of the appropriate proxy voting records.

Key elements of the proxy voting process include obtaining proxy materials for vote, determining the vote on each issue, voting and maintaining the records required.

•
Obtaining proxy materials. We instruct Client custodians to deliver proxy materials for accounts of Clients who have given us voting authority. Delivery is made to our voting agent. Periodic reconciliation of holdings and ballots is designed to reveal any failure to deliver ballots for Client holdings.

•
Determining the vote. GQG’s voting policy is to determine its vote based on what is most likely to further the economic value of each investment for the expected holding period. Ultimately each vote is cast on a case-by-case basis, considering the relevant circumstances at the time of each vote. The

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guidelines we have established with our voting agent are intended as a reflection of proxy voting decisions most likely to maximize the ultimate value of assets under management.

•
Voting. Using the Internet, our voting agent posts the pending proxy notices and ballots as well as its analysis and recommendations. Portfolio managers have responsibility for voting proxies for securities held in the portfolios they manage. They review the issues and the voting agent’s own analysis and then vote each issue, in accordance with our policy. If a portfolio manage deems it beneficial, before casting the vote, the portfolio manager may confer with other members of the investment team, including our analysts most familiar with the security.

•
Maintaining records. With the assistance of our voting agent, we maintain records of our policies and procedures, proxy statements received, each vote cast, any documents we create material to our decision making and any Client’s written request for proxy voting records as well as our written response to any Client request for such records.

•
Conflicts of interest. Any material conflict between our interests and those of a Client will be resolved in the best interests of our Client. In the event we become aware of such a conflict, we will (a) disclose the conflict and obtain the Client’s consent before voting its shares, (b) vote in accordance with a pre- determined policy based on the independent analysis and recommendation of our voting agent or (c) make other voting arrangements consistent with our fiduciary obligations.

•
Shares not voted. Our procedures are reasonably designed to assure that we vote every eligible share, however there are circumstances in which we may be unable to vote or may determine not to vote a proxy on behalf of one or more Clients.  These circumstances include:

o
Share blocking countries restrict share transactions for various periods surrounding the meeting date. We have taken the position that share liquidity generally has a higher value than the vote and usually do not vote shares subject to transaction restrictions.

o
Still other countries require re-registration of shares to enter a proxy vote, effectively preventing exercise of investment discretion to sell shares for a substantial period of time. The same logic suggests that we not attempt to vote those shares.

o
Some international markets require special powers of attorney to vote certain ordinary shares. These markets are few and our ordinary share holdings relatively modest when weighed against the onerous documentation requirements and generally we have determined not to attempt to qualify our proxy votes for these shares.

o	Lack of adequate information or untimely receipt of proxy materials from the issuer or other resolution sponsor may prevent analysis or entry of a vote by voting deadlines.
o	Certain security lending programs may prevent us from voting proxies when the underlying securities have been lent out and are therefore unavailable to be voted.
o
Obtaining additional information. Clients may obtain a report showing how we voted their shares upon request. In addition, Clients may also request a copy of our general Proxy Voting Policy statement and the GQG-specific Proxy Voting Guidelines used by our voting agent.

D.	General Voting Policy for ERISA Accounts

According to the Department of Labor, the fiduciary act of managing plan assets that are shares of corporate stock includes the voting of proxies (unless the voting right is properly reserved by the named fiduciary). The investment manager’s decision may not be directed, nor may the manager be relieved of liability by delegating the responsibility. Managers should have documented guidelines and are required to maintain accurate voting records.
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Voting rights have economic value, and the manager has a duty to evaluate issues that can have an impact on the economic value of the stock and to vote on those issues. Voting decisions must be based on the ultimate economic interest of the plan, viewing the plan as a separate legal entity designed to provide retirement income and security. This means analyzing the vote for its impact on the ultimate economic value of the investment (the stock) during the period in which the plan intends to hold the investment. With respect to takeovers, plans are not required to accept the deal if they judge that their plans will achieve a higher economic value by holding the shares.

Given the above obligations and objectives, the guidelines we have established with our voting agent are intended as a reflection of proxy voting decisions most likely to maximize the ultimate value of assets under management. Specific situations and resolution language will vary and therefore continuing judgment must be exercised in applying the guidelines.

E.	Applicability of Guidelines for All Accounts

In the absence of unique Client constraints or instructions acceptable in non-fiduciary situations, the guidelines should also serve for voting on all accounts under management.

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GSAM Global Proxy Voting Policy, Procedures and Guidelines

2017 Edition

March 2017

Part I: Policy and Procedures

A.	Guiding Principles
B.	The Proxy Voting Process
C.	Implementation
D.	Conflicts of Interest

Part II: GSAM Proxy Voting Guidelines Summary

A.	U.S. Proxy Items

Guidelines

B.	Non-U.S. Proxy Items

Guidelines

Part I

GOLDMAN SACHS ASSET MANAGEMENT (“GSAM”*)

POLICY AND PROCEDURES ON PROXY VOTING FOR INVESTMENT ADVISORY CLIENTS

A.   Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf. Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest. These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”). GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

B.   The Proxy Voting Process

Public Equity Investments

To implement these guiding principles for investments in publicly traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals. Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast. A summary of the GSAM Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions. GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

FundamentalEquity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process. In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and

__________________________

* For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs Asset Management (Singapore) Pte. Ltd.; Goldman Sachs Asset Management (Hong Kong) Ltd.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs Participacoes Ltda ; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC.

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practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).

Quantitative InvestmentStrategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines. The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue. Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies. AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances. To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested. Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

C.	Implementation

GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues. GSAM retains the responsibility for proxy voting decisions.

GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations. Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process that seeks to ensure that override decisions are not influenced by any conflict of interest. As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation. GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations. As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies.

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D.	Conflicts of Interest

GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines.

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Part II

GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A.	US proxy items:

1.	Operational Items	page 5
2.	Board of Directors	page 5
3.	Executive Compensation	page 7
4.	Director Nominees and Proxy Access	page 9
5.	Shareholder Rights and Defenses	page 10
6.	Mergers and Corporate Restructurings	page 11
7.	State of Incorporation	page 11
8.	Capital Structure	page 11
9.	Environmental, Social, Governance (ESG) Issues	page 11

B.	Non-U.S. proxy items:

1.	Operational Items	page 14
2.	Board of Directors	page 15
3.	Compensation	page 17
4.	Board Structure	page 17
5.	Capital Structure	page 17
6.	Mergers and Corporate Restructurings & Other	page 19
7.	Environmental, Social, Governance (ESG) Issues	page 19

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U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to

U.S. public equity investments.

1.                   Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:

•	Attend less than 75% of the board and committee meetings without a disclosed valid excuse for each of the last two years;
•	Sit on more than five public operating and/or holding company boards;
•	Are CEOs or CFOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.

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Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

•	The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•	The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for re-election). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•	At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•	No members of the Audit Committee hold sufficient financial expertise.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:

•	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company,

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does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Two-thirds independent board;
•	All independent “key” committees (audit, compensation and nominating committees); or
•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:

•	The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.                   Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

•	AGAINST Management Say on Pay (MSOP) Proposals; or
•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

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Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:

•	GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

AdditionalFactors Considered Include:

•	Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	Egregious employment contracts;
•	Excessive perquisites or excessive severance and/or change in control provisions;
•	Repricing or replacing of underwater stock options without prior shareholder approval;
•	Excessive pledging or hedging of stock by executives;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts;
•	Extraordinary relocation benefits;
•	Internal pay disparity;
•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and
•	Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans -- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

•	Broad-based participation;
•	Limits on employee contributions;
•	Company matching contributions; and
•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing;
•	If it is a value-for-value exchange;

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•	If surrendered stock options are added back to the plan reserve;
•	Option vesting;
•	Term of the option--the term should remain the same as that of the replaced option;
•	Exercise price--should be set at fair market or a premium to market;
•	Participants--executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

4.	Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background of the nomination, in cases where there is a shareholder nomination;
•	Qualifications of director nominee(s);
•	Strategic plan related to the nomination and quality of critique against management;
•	Number of boards on which the director nominee already serves; and
•	Likelihood that the board will be productive as a result.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as

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appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:

•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);
•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and
•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

When evaluating companies that adopted proxy access either proactively or in response to a shareholder proposal, GSAM will take into account the factors listed above. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.                      Shareholders Rights and Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:

•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:

•	a shareholder-approved poison pill in place; or
•	adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

7.                      State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:

•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•	Whether the company has the following good governance features:

o	Majority independent board;
o	Independent key committees;
o	An annually elected board;
o	A majority vote standard in uncontested director elections;
o	The absence of a poison pill, unless the pill was approved by shareholders; and/or
o	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8.	Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance. Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

9.                      Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership. When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:

1)	employee labor and safety policies;
2)	impact on the environment of the company’s production or manufacturing operations;
3)	societal impact of products manufactured;

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4)	risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5)	overall board structure, including diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•	If the company has implemented or formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard;
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Environmental Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:

•	The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;
•	If the company’s current level of disclosure is comparable to that of its industry peers; and
•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
•	Whether the industry is a material contributor to global GHG emissions and company disclosure is lacking;
•	Whether company disclosure lags behind industry peers;
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
•	The feasibility of reduction of GHGs given the company’s product line and current technology; and
•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, GSAM considers the

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prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:

•	There is no significant potential threat or actual harm to shareholders’ interests;
•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Gender Identity and Sexual Orientation

A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:

•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

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Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.                      Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•	There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Name of the proposed auditor has not been published;
•	The auditors are being changed without explanation;
•	Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•	The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or re-election of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently low without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.

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Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.                      Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:

•	Adequate disclosure has not been provided in a timely manner; or
•	There are clear concerns over questionable finances or restatements; or
•	There have been questionable transactions or conflicts of interest; or
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards; or
•	There are reservations about:
o	Director terms
o	Bundling of proposals to elect directors
o	Board independence
o	Disclosure of named nominees
o	Combined Chairman/CEO
o	Election of former CEO as Chairman of the board
o	Overboarded directors
o	Composition of committees
o	Director independence
o	Number of directors on the board
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or
•	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of board candidates;
•	Experience and skills of board candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed;
•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

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Classification of directors

Executive Director

•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•	Government representative;
•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative of a current employee of the company or its affiliates;
•	Relative of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (5 year cooling off period);
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED

•	No material connection, either directly or indirectly, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

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•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.                        Compensation

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:

•	Two-thirds independent board, or majority in countries where employee representation is common practice;
•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Fully independent key committees; and/or
•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.                   Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

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Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:

•	The share repurchase program can be used as a takeover defense;
•	There is clear evidence of historical abuse;
•	There is no safeguard in the share repurchase program against selective buybacks;
•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

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Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

6.                   Mergers and Corporate Restructurings and Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;
•	The nature of the asset to be transferred/service to be provided;
•	The pricing of the transaction (and any associated professional valuation);
•	The views of independent directors (where provided);
•	The views of an independent financial adviser (where appointed);
•	Whether any entities party to the transaction (including advisers) is conflicted; and
•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7.	Environmental, Social, Governance (ESG) Issues

Please refer to page 12 for our current approach to these important topics.

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Proxy Voting Policy
Updated April 2019
Granahan Investment Management, Inc. (“GIM”) utilizes the recommendations of Glass Lewis in carrying out its proxy voting duties.
GIM casts uniform votes across all shares managed by GIM where GIM has voting discretion. If a single account or accounts casts a vote that is different from the other accounts, that reason must be well documented.
While GIM largely votes along with Glass Lewis recommendations, there are cases where GIM disagrees and will vote against the recommendation. In these instances, the reason for dissent must be written (e-mail acceptable) and approved by the CCO or CIO.
Voting is executed through ProxyEdge and voting records for each client is maintained on a quarterly basis.

SMALL CAP EQUITY SPECIALISTS SINCE 1985

404 Wyman Street, Suite 460   Waltham, MA 02451   |   (781) 890-4412   |   www.granahan.com

GLASS LEWIS

2019

PROXY PAPER™

GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

UNITED STATES

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Guidelines Introduction

SUMMARY OF CHANGES FOR THE 2019 UNITED STATES POLICY GUIDELINES

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

BOARD GENDER DIVERSITY

Our policy regarding board gender diversity, announced in November 2017, will take effect for meetings held after January 1, 2019. Under the updated policy, Glass Lewis will generally recommend voting against the nominating committee chair of a board that has no female members. Depending on other factors, including the size of the company, the industry in which the company operates and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. Also, when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members. Such rationale may include, but is not limited to, a disclosed timetable for addressing the lack of diversity on the board, and any notable restrictions in place regarding the board’s composition, such as director nomination agreements with significant investors.

CONFLICTING AND EXCLUDED PROPOSALS

We have codified our policy regarding conflicting special meeting shareholder resolutions:

•	In instances where companies place on the ballot both a management and shareholder proposal requesting different thresholds for the right to call a special meeting, Glass Lewis will generally recommend voting for the lower threshold (in most instances, the shareholder proposal) and recommend voting against the higher threshold.

•	In instances where there are conflicting management and shareholder special meeting proposals and the company does not currently maintain a special meeting right, Glass Lewis may consider recommending that shareholders vote in favor of the shareholder proposal and recommending that shareholders abstain from voting on management’s proposal.

•	In instances where companies have excluded a special meeting shareholder proposal in favor of a management proposal ratifying an existing special meeting right, Glass Lewis will typically recommend against the ratification proposal as well as members of the nominating and governance committee.

Glass Lewis will also be making note of instances where the SEC has allowed companies to exclude shareholder proposals, which may result in recommendations against members of the governance committee. In recent years, we have seen the dynamic nature of the considerations given by the SEC when determining whether companies may exclude certain shareholder proposals. We understand that not all shareholder proposals serve the long-term interests of shareholders and value and respect the limitations placed on shareholder proponents when submitting proposals to a vote of shareholders, as certain shareholder proposals can unduly burden companies. However, in the event that we believe that the exclusion of a shareholder proposal was detrimental to shareholders, we may, in very limited circumstances, recommend against the members of the governance committee.

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ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

We have codified our approach to reviewing how boards are overseeing environmental and social issues. For large cap companies and in instances where we identify material oversight issues, Glass Lewis will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Glass Lewis will also note instances where such oversight has not been clearly defined by companies in their governance documents.

Further, we have clarified that, in instances where it is clear that companies have not properly managed or mitigated environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, Glass Lewis may consider recommending that shareholders vote against members of the board who are responsible for oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, Glass Lewis may recommend that shareholders vote against members of the audit committee. In making these determinations, Glass Lewis will carefully re- view the situation, its effect on shareholder value, as well as any corrective action or other response made by the company.

RATIFICATION OF AUDITOR: ADDITIONAL CONSIDERATIONS

We have codified additional factors we will consider when reviewing auditor ratification proposals, and ex- tended our discussion of auditor ratification to reflect updated disclosure standards. Specifically, additional factors we will consider include the auditor’s tenure, a pattern of inaccurate audits, and any ongoing litigation or significant controversies which call into question an auditor’s effectiveness. In limited cases, these factors may contribute to a recommendation against auditor ratification.

VIRTUAL-ONLY SHAREHOLDER MEETINGS

Our policy regarding virtual-only shareholder meetings, announced in November 2017, will take effect for meetings held after January 1, 2019. Under this new policy, for companies that opt to hold their annual shareholder meeting by virtual means, and without the option of attending the meeting in person, Glass Lewis will examine the company’s disclosure of its virtual meeting procedures and may recommend voting against members of the governance committee if the company does not provide disclosure assuring that shareholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants;

(ii) procedures, if any, for posting appropriate questions received during the meeting, and the company’s answers, on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.

EXECUTIVE COMPENSATION

ADDED EXCISE TAX GROSS-UPS

When analyzing the performance of the board’s compensation committee, we will now include the inclusion of new excise tax gross-up provisions as an additional factor that may contribute to a negative voting recommendation. When new excise tax gross-ups are provided for in executive employment agreements, we will consider recommending against members of the compensation committee, particularly in situations where a company previously committed not to provide any such entitlements in the future.

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CONTRACTUAL PAYMENTS AND ARRANGEMENTS

We have extended our policy regarding contractual payments and arrangements, and clarified the terms that may contribute to a negative voting recommendation on a say-on-pay proposal. When evaluating severance and sign-on arrangements, we consider general U.S. market practice, as well as the size and design of entitlements.

EXECUTIVE COMPENSATION DISCLOSURE FOR SMALLER REPORTING COMPANIES

When analyzing the performance of a board’s compensation committee, we will consider the impact of materially decreased CD&A disclosure when formulating our recommendations and may consider recommending against members of the committee where a reduction in disclosure substantially impacts shareholders’ ability to make an informed assessment of the company’s executive pay practices.

In June 2018, the SEC adopted amendments to raise the thresholds in the definition of “smaller reporting company” (or “SRC”), thereby significantly expanding the number of companies eligible to comply with reduced disclosure requirements. Specifically, a company with less than $250 million of public float, or a company with less than $100 million in annual revenues and either no public float or a public float of less than $700 million will be eligible. Under the lower disclosure standard, a company is only required to disclose two years of summary compensation table information rather than three, and for the top three named executive officers rather than five. Additionally, SRCs are not required to provide a compensation discussion and analysis, or tables detailing grants of plan-based awards to executives.

GRANTS OF FRONT-LOADED AWARDS

We have added a discussion of grants of front-loaded awards. We believe that there are certain risks associated with the use of this structure. When evaluating such awards, Glass Lewis takes quantum, design and the company’s rationale for granting awards under this structure into consideration.

RECOUPMENT PROVISIONS (“CLAWBACKS”)

We have clarified our policy regarding “Recoupment Provisions (“Clawbacks”)”, as we are increasingly focusing attention on the specific terms of recoupment policies beyond whether a company maintains a “clawback” that simply satisfies the minimum legal requirements.

OTHER EXECUTIVE COMPENSATION CLARIFICATIONS

In addition to the above, we have clarified and formalized several aspects of our current executive compensation policy guidelines. These include updated language in our discussion of how peer groups contribute to recommendations, revising our description of the pay-for-performance model, and adding discussion on the consideration of discretion in incentive plans. We have also added an explanation of the structure and disclosure ratings in our Proxy Papers and addressed certain recent developments in our discussion of director compensation and bonus plans.

CLARIFYING AMENDMENTS

While we have not changed our current approach to the following topics, we have codified our policies pertaining to the following:

AUDITOR RATIFICATION PROPOSALS AT BUSINESS DEVELOPMENT COMPANIES (“BDCS”)

We have clarified why we do not recommend voting against members of the audit committees of business development companies for failing to include auditor ratification on the ballot alongside a proposal to issue shares below NAV.

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DIRECTOR RECOMMENDATIONS ON THE BASIS OF COMPANY PERFORMANCE

With regard to our voting recommendations on the basis of company performance, we have clarified that in addition to the company’s stock price performance, we consider the company’s overall corporate governance, pay-for-performance alignment and responsiveness to shareholders, and that our recommendation is not based solely on stock price performance in the bottom quartile of the company’s sector.

DIRECTOR AND OFFICER INDEMNIFICATION

We have added a section clarifying our approach to analyzing indemnification provisions for directors and officers. While Glass Lewis strongly believes that directors and officers should be held to the highest standard when carrying out their duties to shareholders, some protection from liability is reasonable to protect them against certain suits so that these officers feel comfortable taking measured risks that may benefit shareholders. As such, we find it appropriate for a company to provide indemnification and/or enroll in liability insurance to cover its directors and officers so long as the terms of such agreements are reasonable.

NOL PROTECTIVE AMENDMENTS

Previously, when companies proposed the adoption of a NOL Poison Pill in addition to a separate proposal seeking approval of “protective amendments” to restrict certain share transfers, we would generally support adoption of the NOL Pill while opposing the protective amendment, on the grounds that the pill itself would be sufficiently restrictive to protect the company’s deferred tax assets. Given that it is common practice in the United States to seek approval of both proposals simultaneously in order to appropriately protect such assets, we have clarified that in cases where companies propose adoption of both a NOL Poison Pill and an additional bylaw amendment restricting certain share transfers, we may support both as long as we find the terms to be reasonable.

OTC-LISTED COMPANIES

We have added a section clarifying our approach to analyzing OTC-listed companies and our recommendations relating to lack of sufficient disclosure. Specifically, we have clarified that in cases where shareholders are not provided with information regarding the composition of the board, its key committees or other basic governance practices, we generally hold the chair of the board’s governance committee responsible, or the chair of the board in cases where no governance committee is disclosed.

QUORUM REQUIREMENTS

We have added a section clarifying our approach to analyzing quorum requirements for shareholder meetings. Glass Lewis generally believes that a company’s quorum requirement should be set at a level high enough to ensure that a broad range of shareholders is represented in person or by proxy, but low enough that the company can transact necessary business.

We generally believe that a majority of outstanding shares entitled to vote is an appropriate quorum for the transaction of business at shareholder meetings. However, should a company seek shareholder approval of a lower quorum requirement we will generally support a reduced quorum of at least one-third of shares entitled to vote, either in person or by proxy. When evaluating such proposals, we also consider the specific facts and circumstances of the company such as size and shareholder base.

HOUSEKEEPING CHANGES

Lastly, we have made several minor edits of a housekeeping nature, including the removal of several outdated references, in order to enhance clarity and readability.

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A Board of Directors that Serves the Interests of Shareholders

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

Affiliated Director — An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the

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NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

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If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.

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company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4

We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•	$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•	$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director’s firm; or

•	1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives ser- vices or products from the company).[7]

Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grand- parents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

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We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

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This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

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We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.

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We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.

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This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

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Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two- thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/ or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair’s presence.

In addition, we scrutinize avowedly “independent” chairs and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

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With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.

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We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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INDEPENDENT CHAIR

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board.

While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chair is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction — one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in 2002.10 Another study finds that 51 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 per- cent in 2009, although the same study found that only 28 percent of S&P 500 boards have truly independent chairs.11

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Further, where the company has neither an independent chair nor independent lead director, we will recommend voting against the chair of the governance committee.

10	Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015).
11	Spencer Stuart Board Index, 2017, p. 24.

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PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit- or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]

2.	A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company be- ing analyzed).

Furthermore, with consideration given to the company’s overall corporate governance, pay-for-performance alignment and board responsiveness to shareholders, we may recommend voting against directors who served throughout a period in which the company performed significantly worse than peers and the directors have not taken reasonable steps to address the poor performance.

12       However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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BOARD RESPONSIVENESS

Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 20% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 20% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

With regards to companies where voting control is held through a dual-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

•	Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company’s say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.

THE ROLE OF A COMMITTEE CHAIR

Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

•	If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and

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•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because stable capital markets depend on reliable, transparent, and objective financial information to support an efficient and effective capital market process. Audit committees play a vital role in providing this disclosure to shareholders.

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit commit- tee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13

We are skeptical of audit committees where there are members that lack expertise as a Certified Public accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their over- sight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

13	Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

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When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:14

1.	All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.	The audit committee chair, if the audit committee does not have a financial expert or the commit- tee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.	Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[15]

6.	All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.	The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.	All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.	The audit committee chair[16] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.

14       As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

15       Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

16       As discussed under the section labeled “Committee Chair,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

17       Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

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13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[18]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

•	The restatement involves fraud or manipulation by insiders;

•	The restatement is accompanied by an SEC inquiry or investigation;

•	The restatement involves revenue recognition;

•	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

•	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to as- sets or shareholders equity, or cash flows from financing or investing activities.

15.	All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[19]

20.	All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation

18       Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

19       The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation commit- tee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:20

1.	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 20% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.	All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[21]

20       As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

21       If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members. In addition, if a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say- on-pay proposal.

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3.	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

5.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year.

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.	The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[22]

15.	All members of the compensation committee when the board has materially decreased proxy statement disclosure regarding executive compensation policies and procedures in a manner which substantially impacts shareholders’ ability to make an informed assessment of the company’s executive pay practices.

16.	All members of the compensation committee when new excise tax gross-up provisions are adopted in employment agreements with executives, particularly in cases where the company previously committed not to provide any such entitlements in the future.

22       In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

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NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.

Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:23

1.	All members of the governance committee[24] during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.[25] Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

2.	The governance committee chair,[26] when the chair is not independent and an independent lead or presiding director has not been appointed.[27]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.	The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

23       As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

24       If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

25       Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

26       As discussed in the guidelines section labeled “Committee Chair,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

27       We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.

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6.	The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[28] without shareholder approval, or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.	All members of the governance committee during whose tenure the board adopted, without share- holder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

8.	The governance committee chair when the board takes actions to limit shareholders’ ability to vote on matters material to shareholder rights (e.g., through the practice of excluding a shareholder proposal by means of ratifying a management proposal that is materially different from the shareholder proposal).

In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an in- crease to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse — such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:29

1.	All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year.

3.	In the absence of a governance committee, the nominating committee chair[30] when the chair is not independent, and an independent lead or presiding director has not been appointed.[31]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[32]

28       A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

29       As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

30       As discussed under the section labeled “Committee Chair,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest- serving board member on the committee.

31       In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director.

32       In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the the longest-serving director.

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5.	The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[33]

6.	The nominating committee chair when the board has no female directors and has not provided sufficient rationale or disclosed a plan to address the lack of diversity on the board.

In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance.

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)34, we will consider recommending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases.

ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

Glass Lewis understands the importance of ensuring the sustainability of companies’ operations. We believe that an inattention to material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.

33       Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis.

34       A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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Glass Lewis believes that companies should ensure appropriate board-level oversight of material risks to their operations, including those that are environmental and social in nature. Accordingly, for large cap companies and in instances where we identify material oversight issues, Glass Lewis will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of environmental and/or social issues. Glass Lewis will also note instances where such oversight has not been clearly defined by companies in their governance documents.

Where it is clear that a company has not properly managed or mitigated environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, Glass Lewis may consider recommending that shareholders vote against members of the board who are responsible for oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, Glass Lewis may recommend that shareholders vote against members of the audit committee. In making these determinations, Glass Lewis will carefully review the situation, its effect on shareholder value, as well as any corrective action or other response made by the company.

DIRECTOR COMMITMENTS

We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.35 As a result, we generally recommend that shareholders vote against a director who serves as an executive officer of any public company while serving on more than two public company boards and any other director who serves on more than five public company boards.

Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.

We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies or a director that represents a firm whose sole purpose is to manage a portfolio of investments which include the company.

35       For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2015 Spencer Stuart Board Index indicates that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2009 and 0.9 in 2004.

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OTHER CONSIDERATIONS

In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regard- less of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.	A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.	A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting,[36] or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

3.	A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

4.	Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[37]

5.	All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[38] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

36       We will generally refrain from recommending against a director who provides consulting services for the company if the director is excluded from membership on the board’s key committees and we have not identified significant governance concerns with the board.

37       We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

38       Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

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Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chair of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.

CONTROLLED COMPANIES

We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.	We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

•	We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

•	Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.	Controlled companies do not need an independent chair or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

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Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Board Responsiveness at Dual-Class Companies

With regards to companies where voting control is held through a dual-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

SIGNIFICANT SHAREHOLDERS

Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF

We believe companies that have recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. Generally speaking, Glass Lewis refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, some cases warrant shareholder action against the board of a company that have completed an IPO or spin-off within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evaluation, Glass Lewis will consider:

1.	The adoption of anti-takeover provisions such as a poison pill or classified board

2.	Supermajority vote requirements to amend governing documents

3.	The presence of exclusive forum or fee-shifting provisions

4.	Whether shareholders can call special meetings or act by written consent

5.	The voting standard provided for the election of directors

6.	The ability of shareholders to remove directors without cause

7.	The presence of evergreen provisions in the Company’s equity compensation arrangements

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8.	The presence of a dual-class share structure which does not afford common shareholders voting power that is aligned with their economic interest

In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide a sound rationale or sunset provision for adopting the anti-takeover provision in question.

In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their owner- ship interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulated management for a substantial amount of time.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements be- fore their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED OR FOREIGN-INCORPORATED COMPANIES

For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

OTC-LISTED COMPANIES

Companies trading on the OTC Bulletin Board are not considered “listed companies” under SEC rules and therefore not subject to the same governance standards as listed companies. However, we believe that more stringent corporate governance standards should be applied to these companies given that their shares are still publicly traded.

When reviewing OTC companies, Glass Lewis will review the available disclosure relating to the shareholder meeting to determine whether shareholders are able to evaluate several key pieces of information, including: (i) the composition of the board’s key committees, if any; (ii) the level of share ownership of company insiders or directors; (iii) the board meeting attendance record of directors; (iv) executive and non-employee director compensation; (v) related-party transactions conducted during the past year; and (vi) the board’s leadership structure and determinations regarding director independence.

We are particularly concerned when company disclosure lacks any information regarding the board’s key committees. We believe that committees of the board are an essential tool for clarifying how the responsibilities of the board are being delegated, and specifically for indicating which directors are accountable for ensuring:

(i) the independence and quality of directors, and the transparency and integrity of the nominating process;
(ii) compensation programs that are fair and appropriate; (iii) proper oversight of the company’s accounting, financial reporting, and internal and external audits; and (iv) general adherence to principles of good Corporate governance.

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In cases where shareholders are unable to identify which board members are responsible for ensuring over- sight of the above-mentioned responsibilities, we may consider recommending against certain members of the board. Ordinarily, we believe it is the responsibility of the corporate governance committee to provide thorough disclosure of the board’s governance practices. In the absence of such a committee, we believe it is appropriate to hold the board’s chair or, if such individual is an executive of the company, the longest-serving non-executive board member accountable.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s advisor are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors — The board should be made up of between five and twenty directors.

2.	The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment advisor should serve on the board.

3.	Independence of the audit committee — The audit committee should consist solely of independent directors.

4.	Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.	Independence of the board — We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.	When the auditor is not up for ratification — We do not recommend voting against the audit commit- tee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.	Non-independent chair — The SEC has proposed that the chair of the fund board be independent. We agree that the roles of a mutual fund’s chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that “an independent board chair would be better able to create conditions favoring the long-term interests of fund shareholders than would a chair who is an executive of the advisor.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair. pdf.)

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4.	Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and

(ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a take- over context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.39 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”40 A subsequent study reaffirmed that classified boards re- duce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”41

Shareholders have increasingly come to agree with this view. In 2016, 92% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.42 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.43 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.

Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

BOARD COMPOSITION AND REFRESHMENT

Glass Lewis strongly supports routine director evaluation, including independent external reviews, and period- ic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of

39       Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).

40	Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

41       Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

42	Spencer Stuart Board Index, 2016, p. 14.
43	Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.

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the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.

On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances.

While we understand that age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board’s overall composition, including the diversity of its members, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

BOARD DIVERSITY

Glass Lewis recognizes the importance of ensuring that the board is comprised of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights.44 Glass Lewis closely reviews the composition of the board for representation of diverse director candidates and will generally recommend against the nominating committee chair of a board that has no female members.

Depending on other factors, including the size of the company, the industry in which the company operates, the state in which the company is headquartered, and the governance profile of the company, we may extend this recommendation to vote against other nominating committee members. When making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale for not having any female board members. Such rationale may include, but is not limited to, a disclosed timetable for addressing the lack of diversity on the board and any notable restrictions in place regarding the board’s composition, such as director nomination agreements with significant investors.

In September 2018, California Governor Jerry Brown signed into law Senate Bill 826, which requires all companies headquartered in the state to have one woman on their board by the end of 2019. In addition, by the end of 2021, companies must have at least two women on boards of five members and at least three women on boards with six or more directors. Accordingly, during the 2019 proxy season, if a company headquartered in California does not have at least one woman on its board, we will generally recommend voting against the chair of the nominating committee unless the company has disclosed a clear plan for how they intend to ad- dress this issue prior to the end of 2019.

44	http://www.glasslewis.com/wp-content/uploads/2017/03/2017-In-Depth-Report-Gender-Diversity.pdf.

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PROXY ACCESS

In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2017, 89% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 76% in 2011.45

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

45	Spencer Stuart Board Index, 2017, p. 16.

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We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

CONFLICTING AND EXCLUDED PROPOSALS

SEC Rule 14a-8(i)(9) allows companies to exclude shareholder proposals “if the proposal directly conflicts with one of the company’s own proposals to be submitted to shareholders at the same meeting.” On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (“SLB 14H”) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increased the burden on companies to prove to SEC staff that a conflict exists; therefore, many companies still chose to place management proposals alongside similar shareholder proposals in many cases.

During the 2018 proxy season, a new trend in the SEC’s interpretation of this rule emerged. Upon submission of shareholder proposals requesting that companies adopt a lower special meeting threshold, several companies petitioned the SEC for no-action relief under the premise that the shareholder proposals conflicted with management’s own special meeting proposals, even though the management proposals set a higher threshold than those requested by the proponent. No-action relief was granted to these companies; however, the SEC stipulated that the companies must state in the rationale for the management proposals that a vote in favor of management’s proposal was tantamount to a vote against the adoption of a lower special meeting threshold. In certain instances, shareholder proposals to lower an existing special meeting right threshold were excluded on the basis that they conflicted with management proposals seeking to ratify the existing special meeting rights. We find the exclusion of these shareholder proposals to be especially problematic as, in these instances, shareholders are not offered any enhanced shareholder right, nor would the approval (or rejection) of the ratification proposal initiate any type of meaningful change to shareholders’ rights.

In instances where companies have excluded shareholder proposals, such as those instances where special meeting shareholder proposals are excluded as a result of “conflicting” management proposals, Glass Lewis will take a case-by-case approach, taking into account the following issues:

•	The threshold proposed by the shareholder resolution;

•	The threshold proposed or established by management and the attendant rationale for the thresh- old;

•	Whether management’s proposal is seeking to ratify an existing special meeting right or adopt a bylaw that would establish a special meeting right; and

•	The company’s overall governance profile, including its overall responsiveness to and engagement with shareholders.

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Glass Lewis generally favors a 10-15% special meeting right. Accordingly, Glass Lewis will generally recommend voting for management or shareholder proposals that fall within this range. When faced with conflicting proposals, Glass Lewis will generally recommend in favor of the lower special meeting right and will recommend voting against the proposal with the higher threshold. However, in instances where there are conflicting management and shareholder proposals and a company has not established a special meeting right, Glass Lewis may recommend that shareholders vote in favor of the shareholder proposal and that they abstain from a management-proposed bylaw amendment seeking to establish a special meeting right. We believe that an abstention is appropriate in this instance in order to ensure that shareholders are sending a clear signal regarding their preference for the appropriate threshold for a special meeting right, while not directly opposing the establishment of such a right.

In cases where the company excludes a shareholder proposal seeking a reduced special meeting right by means of ratifying a management proposal that is materially different from the shareholder proposal, we will generally recommend voting against the chair or members of the governance committee.

In other instances of conflicting management and shareholder proposals, Glass Lewis will consider the following:

•	The nature of the underlying issue;

•	The benefit to shareholders of implementing the proposal;

•	The materiality of the differences between the terms of the shareholder proposal and management proposal;

•	The context of a company’s shareholder base, corporate structure and other relevant circumstances; and

•	A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.

In recent years, we have seen the dynamic nature of the considerations given by the SEC when determining whether companies may exclude certain shareholder proposals. We understand that not all shareholder proposals serve the long-term interests of shareholders, and value and respect the limitations placed on shareholder proponents, as certain shareholder proposals can unduly burden companies. However, Glass Lewis believes that shareholders should be able to vote on issues of material importance.

We view the shareholder proposal process as an important part of advancing shareholder rights and encouraging responsible and financially sustainable business practices. While recognizing that certain proposals cross the line between the purview of shareholders and that of the board, we generally believe that companies should not limit investors’ ability to vote on shareholder proposals that advance certain rights or promote beneficial disclosure. Accordingly, Glass Lewis will make note of instances where a company has successfully petitioned the SEC to exclude shareholder proposals. If after review we believe that the exclusion of a share- holder proposal is detrimental to shareholders, we may, in certain very limited circumstances, recommend against members of the governance committee.

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Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”46

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

On June 1, 2017, the PCAOB adopted new standards to enhance auditor reports by providing additional important information to investors. For companies with fiscal year end dates on or after December 15, 2017, reports were required to include the year in which the auditor began serving consecutively as the company’s auditor. For large accelerated filers with fiscal year ends of June 30, 2019 or later, and for all other companies with fiscal year ends of December 15, 2020 or later, communication of critical audit matters (“CAMs”) will also be required. CAMs are matters that have been communicated to the audit committee, are related to accounts or disclosures that are material to the financial statements, and involve especially challenging, subjective, or complex auditor judgment.

Glass Lewis believes the additional reporting requirements are beneficial for investors. The additional disclosures can provide investors with information that is critical to making an informed judgment about an auditor’s

46	“Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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independence and performance. Furthermore, we believe the additional requirements are an important step toward enhancing the relevance and usefulness of auditor reports, which too often are seen as boilerplate compliance documents that lack the relevant details to provide meaningful insight into a particular audit.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material re- statements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[47]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

9.	In determining whether shareholders would benefit from rotating the company’s auditor, where relevant we will consider factors that may call into question an auditor’s effectiveness, including auditor tenure, a pattern of inaccurate audits, and any ongoing litigation or significant controversies.

PENSION ACCOUNTING ISSUES

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive- compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

47       An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

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Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

•	The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;

•	The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;

•	The quality and content of the company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and the rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such in- stances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay-for-performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or siz- able retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate or outsized peer groups and/or benchmarking issues such as compensation targets set well above peers;

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

•	Problematic contractual payments, such as guaranteed bonuses;

•	Targeting overall levels of compensation at higher than median without adequate justification;

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

•	Performance targets lowered without justification;

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

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•	Executive pay high relative to peers not justified by outstanding company performance; and

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives”).

The aforementioned issues may also influence Glass Lewis’ assessment of the structure of a company’s compensation program. We evaluate structure on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a compensation program with little to no concerns, a “Fair” rating represents a compensation program with some concerns and a “Poor” rating represents a compensation program that deviates significantly from best practice or contains one or more egregious compensation practices.

We believe that it is important for companies to provide investors with clear and complete disclosure of all the significant terms of compensation arrangements. Similar to structure, we evaluate disclosure on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a thorough discussion of all elements of compensation, a “Fair” rating represents an adequate discussion of all or most elements of compensation and a “Poor” rating represents an incomplete or absent discussion of compensation. In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

In general, most companies will fall within the “Fair” range for both structure and disclosure, and Glass Lewis largely uses the “Good” and “Poor” ratings to highlight outliers.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder opposition (20% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at U.S. companies. Our model benchmarks these executives’ pay and company performance against peers across five performance metrics. The comparator companies are selected using Equilar’s market-based peer groups. After a comparison of both pay and performance against the Equilar peer group, the pay-for-performance model generates two weighted-average percentile rankings for a company: (i) a weighted-average percentile rank in compensation, and (ii) a weighted- average percentile rank in performance.

By measuring the magnitude of the gap between these two weighted-average percentiles, we assign companies a letter grade of A, B, C, D or F. The grades guide our evaluation of compensation committee effectiveness, and we generally recommend voting against compensation committee members at companies with a pattern of failing our pay-for-performance analysis.

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The grades derived from the Glass Lewis pay for performance analysis do not follow the traditional U.S. school letter grade system. Rather, the grades are generally interpreted as follows:

A.	The company’s percentile rank for pay is significantly less than its percentile rank for performance

B.	The company’s percentile rank for pay is moderately less than its percentile rank for performance

C.	The company’s percentile rank for pay is approximately aligned with its percentile rank for performance

D.	The company’s percentile rank for pay is higher than its percentile rank for performance

E.	The company’s percentile rank for pay is significantly higher than its percentile rank for performance

For the avoidance of confusion, the above grades encompass the relationship between a company’s percentile rank for pay and its percentile rank in performance. Separately, a specific comparison between the company’s executive pay and its peers’ executive pay levels is discussed in the analysis for additional insight into the grade. Likewise, a specific comparison between the company’s performance and its peers’ performance is reflected in the analysis for further context.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a “D” or “F” from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non- financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any in- crease in the potential target and maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. In addition, we believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statement should be provided.

Given the pervasiveness of non-formulaic plans in this market, we do not generally recommend against a pay program on this basis alone. If a company has chosen to rely primarily on a subjective assessment or the board’s discretion in determining short-term bonuses, we believe that the proxy statement should provide a meaningful discussion of the board’s rationale in determining the bonuses paid as well as a rationale for the use of a non-formulaic mechanism. Particularly where the aforementioned disclosures are substantial and satisfactory, such a structure will not provoke serious concern in our analysis on its own. However, in conjunction with other significant issues in a program’s design or operation, such as a disconnect between pay and performance, the absence of a cap on payouts, or a lack of performance-based long-term awards, the use of on a non-formulaic bonus may help drive a negative recommendation.

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LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions;

•	Performance metrics that cannot be easily manipulated by management;

•	Two or more performance metrics;

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

•	Performance periods of at least three years;

•	Stretching metrics that incentivize executives to strive for outstanding performance while not en- couraging excessive risk-taking; and

•	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business. As with short- term incentive plans, the basis for any adjustments to metrics or results should be clearly explained.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

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GRANTS OF FRONT-LOADED AWARDS

Many U.S. companies have chosen to provide large grants, usually in the form of equity awards, that are in- tended to serve as compensation for multiple years. This practice, often called front-loading, is taken up either in the regular course of business or as a response to specific business conditions and with a predetermined objective. We believe shareholders should generally be wary of this approach, and we accordingly weigh these grants with particular scrutiny.

While the use of front-loaded awards is intended to lock-in executive service and incentives, the same rigidity also raises the risk of effectively tying the hands of the compensation committee. As compared with a more responsive annual granting schedule program, front-loaded awards may preclude improvements or changes to reflect evolving business strategies. The considerable emphasis on a single grant can place intense pressures on every facet of its design, amplifying any potential perverse incentives and creating greater room for unintended consequences. In particular, provisions around changes of control or separations of service must ensure that executives do not receive excessive payouts that do not reflect shareholder experience or company performance.

We consider a company’s rationale for granting awards under this structure and also expect any front-loaded awards to include a firm commitment not to grant additional awards for a defined period, as is commonly associated with this practice. Even when such a commitment is provided, unexpected circumstances may lead the board to make additional payments or awards for retention purposes, or to incentivize management towards more realistic goals or a revised strategy. If a company breaks its commitment not to grant further awards, we may recommend against the pay program unless a convincing rationale is provided.

The multiyear nature of these awards generally lends itself to significantly higher compensation figures in the year of grant than might otherwise be expected. In analyzing the grant of front-loaded awards to executives, Glass Lewis considers the quantum of the award on an annualized basis, rather than the lump sum, and may compare this result to prior practice and peer data, among other benchmarks.

ONE-TIME AWARDS

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes, as such awards have the potential to undermine the integrity of a company’s regular incentive plans or the link between pay and performance, or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.

Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.

CONTRACTUAL PAYMENTS AND ARRANGEMENTS

We acknowledge that there may be certain costs associated with transitions at the executive level. We believe that sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts were reached. Further, the details of and basis for any “make- whole” payments (paid as compensation for awards forfeited from a previous employer) should be provided. Nonetheless, sign-on awards that are excessive may support or drive a negative recommendation. Lastly, some employment arrangements provide for a minimum payout level under a given incentive arrangement. These guaranteed bonuses are not exceedingly problematic in the short term, but multiyear guarantees may drive against recommendations on their own.

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With respect to severance, we believe companies should abide by the predetermined payouts in most circumstances. While in limited circumstances some deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional or increased benefits agreed upon outside of the regular arrangements.

In the U.S. market, most companies maintain severance entitlements based on a multiple of salary and in many cases bonus. In almost all instances we see, the relevant multiple is three or less, even in the case of a change in control. We believe the basis and total value of severance should be reasonable and should not exceed the upper limit of general market practice. Particularly given the commonality of accelerated vesting and the proportional weight of long-term incentives as a component of total pay, we consider the inclusion of long-term incentives in the cash severance calculations to be inappropriate. Additional considerations, however, will be taken into account when reviewing atypically structured compensation approaches.

In evaluating the size of both severance and sign-on arrangements, we may consider the executive’s regular target compensation level, or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement. We will consider severance sums actually paid to departing executives and, in special cases, their appropriateness given the circumstances of the executive’s departure.

Beyond the quantum of contractual payments, Glass Lewis will also weigh the design of any entitlements. Executive employment terms including but not limited to key man clauses, board continuity conditions, excessively broad change in control triggers, and poor wording of employment agreements may help drive a negative recommendation. In general, we are wary of terms that are excessively restrictive in favor of the executive or could potentially incentivize behaviors that are not in a company’s best interests.

Among other entitlements, Glass Lewis is strongly opposed to excise tax gross-ups related to IRC § 4999 and their expansion, especially where no consideration is given to the safe-harbor limit. We believe that under no normal circumstance is the inclusion of excise tax gross-up provisions in new agreements or the addition of such provisions to amended agreements acceptable. In light of the fact that minor increases in change-in-control payments can lead to disproportionately large excise taxes, the potential negative impact of tax gross-ups far outweighs any retentive benefit. Depending on the circumstances, the addition of new gross-ups around this excise tax in particular may lead to negative recommendations for a company’s say-on-proposal, the chair of the compensation committee, or the entire committee, particularly in cases where a company had committed not to provide any such entitlements in future. With respect to gross-ups on other excise taxes or executive benefits, we review those issues on a case-by-case basis.

RECOUPMENT PROVISIONS (“CLAWBACKS”)

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule is more stringent than Section 304 of the Sarbanes-Oxley Act and applies to incentive-based compensation paid to current or former executives in the case of a financial restatement — specifically, the recoupment provision applies in cases where the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. Although the SEC has yet to finalize the relevant rules, we believe it is prudent for boards to adopt detailed bonus recoupment policies that go beyond Section 304 of the Sarbanes-Oxley Act to prevent executives from retaining performance-based awards that were not truly earned.

We are increasingly focusing attention on the specific terms of recoupment policies beyond whether a company maintains a clawback that simply satisfies the minimum legal requirements. We believe that clawbacks should be triggered, at a minimum, in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies allow the board to review all performance-related bonuses and awards made to senior executives during a specified lookback period and, to the extent feasible, allow the company to recoup such bonuses where appropriate. Notwithstanding the foregoing, in cases where a company maintains only a bare-minimum clawback, the absence of more expansive recoupment tools may inform our overall view of the compensation program.

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HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their share owner- ship in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

•	The number of shares pledged;

•	The percentage executives’ pledged shares are of outstanding shares;

•	The percentage executives’ pledged shares are of each executive’s shares and total assets;

•	Whether the pledged shares were purchased by the employee or granted by the company;

•	Whether there are different policies for purchased and granted shares;

•	Whether the granted shares were time-based or performance-based;

•	The overall governance profile of the company;

•	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

•	The nature and cyclicality, if applicable, of the company’s industry;

•	The participation and eligibility of executives and employees in pledging;

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•	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

•	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors (https://www.sec.gov/rules/final/2012/33-9330.pdf, p.31-32) in assessing compensation advisor independence. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points, in order to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

CEO PAY RATIO

As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).

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EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program and we analyze such plans accordingly based on both quantitative and qualitative factors.

Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable.

We evaluate equity plans based on certain overarching principles:

•	Companies should seek more shares only when needed;

•	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

•	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

•	Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

•	The expected annual cost of the plan should be proportional to the business’s value;

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•	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

•	Plans should not permit re-pricing of stock options;

•	Plans should not contain excessively liberal administrative or payment terms;

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES AND REPRICING

Glass Lewis is firmly opposed to the repricing of employee and director options regardless of how it is accomplished. Employees should have some downside risk in their equity-based compensation program and repricing eliminates any such risk. As shareholders have substantial risk in owning stock, we believe that the equity compensation of employees and directors should be similarly situated to align their interests with those of shareholders. We believe this will facilitate appropriate risk- and opportunity-taking for the company by employees.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing if the following conditions are true:

•	Officers and board members cannot participate in the program;

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

•	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs;

•	The vesting requirements on exchanged or repriced options are extended beyond one year;

•	Shares reserved for options that are reacquired in an option exchange will permanently retire (i.e., will not be available for future grants) so as to prevent additional shareholder dilution in the future; and

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•	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same mar- ket risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option back- dating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.48

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a re- statement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

48	Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending support for compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design, equity grants to directors should not be performance-based. Where an equity plan exclusively or primarily covers non-employee directors as participants, we do not believe that the plan should provide for performance-based awards in any capacity.

When non-employee director equity grants are covered by the same equity plan that applies to a company’s broader employee base, we will use our propriety model and analyst review of this model to guide our voting recommendations. If such a plan broadly allows for performance-based awards to directors or explicitly provides for such grants, we may recommend against the overall plan on this basis, particularly if the company has granted performance-based awards to directors in past.

EMPLOYEE STOCK PURCHASE PLANS

Glass Lewis believes that employee stock purchase plans (“ESPPs”) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY — AMENDMENT TO IRS 162(M)

The “Tax Cut and Jobs Act” had significant implications on Section 162(m) of the Internal Revenue Code, a pro- vision that allowed companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Glass Lewis does not generally view amendments to equity plans and changes to compensation programs in response to the elimination of tax deductions under 162(m) as problematic. This specifically holds true if such modifications contribute to the maintenance of a sound performance-based compensation program.

As grandfathered contracts may continue to be eligible for tax deductions under the transition rule for Section 162(m), companies may therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.

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The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reason- able pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

•	The form of offer is not required to be an all-cash transaction;

•	The offer is not required to remain open for more than 90 business days;

•	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

•	There is no fairness opinion requirement; and

•	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”49 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

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Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/ or shareholder ratification. In many cases, companies will propose the adoption of bylaw amendments specifically restricting certain share transfers, in addition to proposing the adoption of a NOL pill. In general, if we support the terms of a particular NOL pill, we will generally support the additional protective amendment in the absence of significant concerns with the specific terms of that proposal.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was ad- opted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority shareholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of ”continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested shareholder” by 51% of the voting stock of the company, excluding the shares held by the interested shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a take- over situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

49       Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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QUORUM REQUIREMENTS

Glass Lewis believes that a company’s quorum requirement should be set at a level high enough to ensure that a broad range of shareholders are represented in person or by proxy, but low enough that the company can transact necessary business. Companies in the U.S. are generally subject to quorum requirements under the laws of their specific state of incorporation. Additionally, those companies listed on the NASDAQ Stock Market are required to specify a quorum in their bylaws, provided however that such quorum may not be less than one-third of outstanding shares. Prior to 2013, the New York Stock Exchange required a quorum of 50% for listed companies, although this requirement was dropped in recognition of individual state requirements and potential confusion for issuers. Delaware, for example, required companies to provide for a quorum of no less than one-third of outstanding shares; otherwise such quorum shall default to a majority.

We generally believe a majority of outstanding shares entitled to vote is an appropriate quorum for the transaction of business at shareholder meetings. However, should a company seek shareholder approval of a lower quorum requirement we will generally support a reduced quorum of at least one-third of shares entitled to vote, either in person or by proxy. When evaluating such proposals, we also consider the specific facts and circumstances of the company, such as size and shareholder base.

DIRECTOR AND OFFICER INDEMNIFICATION

While Glass Lewis strongly believes that directors and officers should be held to the highest standard when carrying out their duties to shareholders, some protection from liability is reasonable to protect them against certain suits so that these officers feel comfortable taking measured risks that may benefit shareholders. As such, we find it appropriate for a company to provide indemnification and/or enroll in liability insurance to cover its directors and officers so long as the terms of such agreements are reasonable.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

•	Is the board sufficiently independent?

•	Does the company have anti-takeover protections such as a poison pill or classified board in place?

•	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

•	Do shareholders have the right to call special meetings of shareholders?

•	Are there other material governance issues of concern at the company?

•	Has the company’s performance matched or exceeded its peers in the past one and three years?

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•	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

•	Does the company have an independent chair?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS

Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled pro- visions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chair of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.	Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the com- pany’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

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2.	Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.	Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.	Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares generally dilutes existing holders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deter- rent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VIRTUAL SHAREHOLDER MEETINGS

A relatively small but growing contingent of companies have elected to hold shareholder meetings by virtual means only. Glass Lewis believes that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.

Prominent shareholder rights advocates, including the Council of Institutional Investors, have expressed concerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce the board’s accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

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Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.

We will generally recommend voting against members of the governance committee where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.

VOTING STRUCTURE

DUAL-CLASS SHARE STRUCTURES

Glass Lewis believes dual-class voting structures are typically not in the best interests of common shareholders. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.

Furthermore, we believe that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, we believe shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.

We generally consider a dual-class share structure to reflect negatively on a company’s overall corporate governance. Because we believe that companies should have share capital structures that protect the interests of non-controlling shareholders as well as any controlling entity, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate dual-class share structures. Similarly, we will generally recommend against proposals to adopt a new class of common stock.

With regards to our evaluation of corporate governance following an IPO or spin-off within the past year, we will now include the presence of dual-class share structures as an additional factor in determining whether shareholder rights are being severely restricted indefinitely.

When analyzing voting results from meetings of shareholders at companies controlled through dual-class structures, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

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Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted anti-takeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

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•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may sup- port requests to authorize shares of blank-check preferred stock at REITs.

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BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

•	The proposed discount below NAV is minimal (ideally no greater than 20%);

•	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

•	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

AUDITOR RATIFICATION AND BELOW-NAV ISSUANCES

When a BDC submits a below-NAV issuance for shareholder approval, we will refrain from recommending against the audit committee chair for not including auditor ratification on the same ballot. Because of the unique way these proposals interact, votes may be tabulated in a manner that is not in shareholders’ interests. In cases where these proposals appear on the same ballot, auditor ratification is generally the only “routine proposal,” the presence of which triggers a scenario where broker non-votes may be counted toward shareholder quorum, with unintended consequences.

Under the 1940 Act, below-NAV issuance proposals require relatively high shareholder approval. Specifically, these proposals must be approved by the lesser of: (i) 67% of votes cast if a majority of shares are represented at the meeting; or (ii) a majority of outstanding shares. Meanwhile, any broker non-votes counted toward quorum will automatically be registered as “against” votes for purposes of this proposal. The unintended result can be a case where the issuance proposal is not approved, despite sufficient voting shares being cast in favor. Because broker non-votes result from a lack of voting instruction by the shareholder, we do not believe shareholders’ ability to weigh in on the selection of auditor outweighs the consequences of failing to approve an issuance proposal due to such technicality.

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Shareholder Initiatives

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.

We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.

ENVIRONMENTAL, SOCIAL & GOVERNANCE INITIATIVES

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, avail- able at www.glasslewis.com.

DISCLAIMER

This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

© 2018 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved.

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Glass, Lewis & Co.

GLASS LEWIS

Harris Associates L.P.

PROXY VOTING POLICIES, GUIDELINES, AND PROCEDURES

I. PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company.  As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues.  We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed us to vote otherwise.  These guidelines are not exhaustive and do not include all potential voting issues.  Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines.  Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines.  In such cases, the Proxy Voting Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned.  When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment.  Accordingly, on most issues, our votes are cast in accordance with management’s recommendations.  This does not mean that we do not care about corporate governance.  Rather, it is confirmation that our process of investing with shareholder aligned management is working.  Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment.  When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

Approved by the Proxy Voting Committee on February 22, 2016
Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

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Harris Associates L.P.

II. VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.
Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote against proposals that mandate an independent board chairman.[1]

4.
Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

5.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

6.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

7.	Harris will normally vote in favor of proposals requiring a majority vote for directors.

8.	Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial statement preparation and tax-related services that do not raise any appearance of impaired independence.

1 Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.  This supplemental guideline is not intended to change the existing guideline, but recognizes that a Chairman may be separate but not deemed independent (for example, a former executive of the company).

Approved by the Proxy Voting Committee on February 22, 2016
Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

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Harris Associates L.P.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.
Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors.  However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2.	Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3.	Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.

4.	Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.

5.	Harris will normally vote in favor of proposals to require expensing of options.

6.	Harris will normally vote against proposals to permit repricing of underwater options.

7.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

8.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

9.	Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

Approved by the Proxy Voting Committee on February 22, 2016
Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

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Harris Associates L.P.

1.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.	Harris will normally vote against the adoption of anti-takeover measures.

4.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.	Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.	Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.
Harris will normally vote for proposals to amend articles, bylaws or charters to reduce the ownership threshold for shareholders to call special meetings if either (a) management recommends voting for the proposal or (b) the qualifying ownership threshold is 25% of the voting shares.

9.	Harris will normally vote against proposals to provide the right to act by written consent to shareholders unless management recommends voting for the proposal.

10.	Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

11.	Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Proxy Access Proposals

Harris will normally vote in favor of proxy access proposals if either (a) management recommends voting in favor of the proposal or (b) the proposal meets all of the following criteria:

•	The shareholders making the proposal have an ownership threshold of 5% of the voting power
•	The shareholders making the proposal each have 3 years of continuous ownership
•	The proposal does not exceed a cap on shareholder nominees of 25% of the board
•	The proposal does not exceed a limit of 20 on the number of shareholders permitted to form a nominating group

Approved by the Proxy Voting Committee on February 22, 2016
Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

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Harris Associates L.P.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.  However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors.  Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

Certain Other Issues

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers during a given proxy season.  For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season.  The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed.   The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.

III. VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction.  Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders.  As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers.  Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.  On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines.  If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”).  Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions.  However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

Approved by the Proxy Voting Committee on February 22, 2016
Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

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Harris Associates L.P.

IV. BANK HOLDING COMPANY ACT COMPLIANCE

Harris is an indirect subsidiary of Natixis Investment Managers, L.P., which is an indirect subsidiary of Natixis Investment Managers S.A. , an international asset management group based in Paris, France.  Natixis Investment Managers S.A. is in turn owned by Natixis, a French investment banking and financial services firm.  Natixis is principally owned by BPCE, France’s second largest banking group.

Natixis is subject to certain U.S. banking laws, including the Bank Holding Company Act of 1956, as amended (the “BHC Act”) and to regulation and supervision by the Board of Governors of the Federal Reserve System (the “Federal Reserve”) due to Natixis’ U.S. bank branch operations.  The BHC Act generally prohibits Natixis and its direct and indirect subsidiaries, including Harris, in the aggregate from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of any U.S. bank holding company, savings and loan holding company or insured depository institution (a “U.S. Banking Organization”) without prior approval from the Federal Reserve.  In the absence of measures to eliminate Harris’ voting authority over securities of certain U.S. Banking Organizations, the foregoing limits could have an adverse effect on Harris’ ability to manage clients’ investment portfolios by restricting Harris’ ability to make investments, or impact the size of an investment in, and/or impose maximum holding periods on shares of voting securities of such U.S. Banking Organizations.

Upon notification by Natixis that its aggregate control of such securities is approaching the 5% ownership limit established by the BHC Act, Harris could be required to relinquish its proxy voting responsibilities to ISS, such that ISS will vote in accordance with ISS’s standard Proxy Voting Guidelines over securities issued by U.S. Banking Organizations identified by Harris ( a “Vote Divestiture Event”).  Pursuant to a Vote Divestiture Event, Harris will not be able to override ISS’s vote.  If, subsequent to a Vote Divestiture Event, Natixis’ aggregate control of such securities were to decrease to such a percentage where Harris determines to resume its control of proxy voting, while remaining in compliance with the BHC Act ( a “Vote Return Event”), Harris would direct ISS in writing to return proxy voting responsibilities for the applicable U.S. Banking Organizations to Harris.

V. CONFLICTS OF INTEREST

The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting.  A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company).  Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee.  In addition, if any member of the Proxy Voting Committee has a conflict of interest, including but not limited to cases in which the Committee member is the assigned analyst for the issuer involved in a proxy vote,  he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Approved by the Proxy Voting Committee on February 22, 2016
Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

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Harris Associates L.P.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise.  However, if we believe that voting in accordance with a Guideline is not in the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS.  If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark  Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted.  Each of those committees will keep a written record of the basis for its decision.

VI. VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee.  The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures.  At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients.  The review will be documented in the minutes of the Committee’s meetings.

The Committee consists of three investment professionals:  two domestic research analysts and one international research analyst.  Committee members serve for three years with members replaced on a rotating basis.  New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting.  The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator.  The Proxy Administrator is an employee of Harris reporting to the Senior Manager - Operations and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider.  Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies.  ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain and review ISS’ SOC Report, or similar attestation report, and current Form ADV.  In addition, the Proxy Administrator shall periodically review ISS’ disclosures regarding its conflict of interests and forward any conflict that both (1) relates to issuers whose proxies Harris is currently reviewing and (2) involve a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures to the General Counsel, or his/her designee, for review.

Approved by the Proxy Voting Committee on February 22, 2016
Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

7

Harris Associates L.P.

To the extent the Proxy Administrator or the General Counsel, or his/her designee, determine that a control deficiency, conflict of interest or other disclosure matter could materially impact the capacity or competency of ISS in connection with a matter for which Harris would recommend a vote against the Proxy Voting Policies, Guidelines and Procedures, he/she shall promptly report such determination to the Committee for review and further action, if any.

In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error to the Proxy Administrator.  The Proxy Administrator, or his/her designee, will review the error and contact ISS to seek to reduce similar errors in the future.  For purposes of this section, a material factual error means an error of fact that the analyst believes that if corrected would cause ISS to change its recommendation.

Voting Decisions.  As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues.  We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee.  The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals.  If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator.  If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote.  If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator.  If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote.  If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote.  That Proxy Voting Committee decision is reflected in the electronic ballot.

In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

Voting Ballots.    For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts.  ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator.  The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Approved by the Proxy Voting Committee on February 22, 2016
Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

8

Harris Associates L.P.

Recordkeeping and Reporting.  Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems.  In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on behalf of clients, and any documentation material to a proxy voting decision as required by law.  Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account.  In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.

Compliance Testing.  The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

Approved by the Proxy Voting Committee on February 22, 2016
Amended 1/17/17, 8/18/17, 2/23/18, 2/28/19, 4/5/19

9

Heitman
Investment Adviser Policies and Procedures Manual
Proxy Voting

Application: Public Securities investment adviser that is registered under the Investment Advisers Act of 1940 (“Heitman” or “the firm”)
Heitman provides investment advisory services to their clients, some of which are separate account mandates and some of which are commingled investment schemes, with respect to publicly traded real estate securities. It is Heitman’s general policy that with respect to all clients where Heitman has authority to vote proxies, such proxies will always be voted, or not voted, in the best interest of such clients.
Heitman utilizes the services of one or more independent unaffiliated proxy firms, which are responsible for: notifying the applicable Heitman adviser in advance of the shareholder meeting at which the proxies will be voted; providing the appropriate proxies to be voted; providing independent research on corporate governance, proxy and corporate responsibility issues; recommending actions with respect to proxies which are always deemed by the applicable proxy firm to be in the best interests of the shareholders; and maintaining records of proxy statements received and votes cast.
Heitman considers each corporate proxy statement on a case-by-case basis, and may vote a proxy in a manner different from that recommended by the applicable proxy firm when deemed appropriate. There may also be occasions when Heitman determines, contrary to the proxy firm recommendation, that not voting such proxy may be in the best interest of clients, such as: (i) when the cost of voting such proxy exceeds the expected benefit to the client, or (ii) if the applicable Heitman adviser is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking.”
Heitman generally votes with the recommendations from the proxy firm unless a client investment management agreement has a different requirement or the Proxy Committee, as described in the next paragraph, rejects the recommendation.
Heitman has established a Proxy Policies and Procedures Oversight Committee (the “Proxy Committee”), consisting of: (i) a Public Securities Lead Portfolio Manager (“PM”), (ii) the Chief Legal Officer of Heitman LLC, or if the Chief Legal Officer is unavailable, a reserve designee as may be appointed by Heitman from time to time and (iii) Heitman LLC’s Special Counsel. The Public Securities Lead PM that is appointed to the Proxy Committee will be from a Heitman adviser other than the Heitman adviser that proposed rejecting the recommendation. The Proxy Committee is responsible for reviewing and addressing any instance where a PM determines that a proxy firm recommendation is not in the best interest of clients and wants to vote a proxy in a manner inconsistent with the recommendation of the proxy firm, this Policy or identifies actual or perceived potential conflicts of interests in the context of voting proxies.
On an annual basis, the Proxy Committee shall review these policies and procedures, the proxy firm and will recommend changes, as needed.
As a general rule, a representative of the Heitman Operations group (“Operations”) processes all proxies which any Heitman adviser is entitled to vote. The proxy voting policy is as follows:

I.
Operations prints a Proxy Analysis Report containing a compilation of “FOR”, “AGAINST”, “ABSTAIN”, and “WITHHOLD” recommendations received from the applicable proxy firm with respect to the issues on a particular proxy;

II.	Operations sends the Proxy Analysis Report to the PM who is responsible for review of the company conducting the proxy;
III.
In reviewing the recommendations to determine how to respond to the proxy in the best interest of clients, the PM may consider information from various sources including, without limitation, another Heitman PM or research analyst, management personnel of the company conducting the proxy and shareholder groups, as well as the possibility of any actual or perceived potential conflicts of interest between the applicable Heitman adviser and any of its clients with respect to such proxy;

IV.
The PM returns the Proxy Analysis Report to Operations indicating his or her voting recommendation for the proxy, as well as a description and explanation of any actual or perceived potential conflicts of interest between the applicable Heitman adviser and its clients with respect. If a PM recommends responding to a particular proxy contrary to the proxy firm recommendation or perceives an actual or potential conflict of interest, the exception is noted and set aside for consideration by the Proxy Committee;

V.
Operations compiles all exceptions and forwards such exceptions promptly to the members of the Proxy Committee, selecting an appropriate Public Securities Lead PM. The Proxy Committee convenes to review the exceptions;

VI.
Proxy Committee meetings may be conducted in person, via teleconference, videoconference or via e-mail. Regardless of the manner in which the Proxy Committee meeting has been conducted, Operations will participate and will document the decisions of the Proxy Committee (a “Proxy Committee Report”);

VII.
In instances where suspected conflicts of interest have been identified, the Proxy Committee will evaluate whether an actual or potential material conflict of interests exists and, if so, how it should be addressed in voting or not voting the particular proxy. In such cases, the Proxy Committee may decide (1) to independently determine that no material conflict of interest exists or will likely potentially exist, (2) to respond to such proxy in strict accordance with the recommendations of the proxy firm or (3) to take another course of action that, in the opinion of the Proxy Committee, adequately addresses the conflict of interests issue;

VIII.
At or following the Proxy Committee meeting, the Proxy Committee may confirm or overturn, in any case, either in whole or in part, any recommendations made by the PM. The vote of a majority of the Proxy Committee shall be required to confirm any recommendations by the PM to vote any proxy contrary to the proxy firm recommendation as to how to vote that issue;

IX.
In cases other than those requiring a Proxy Committee meeting, Operations will respond to the proxy in accordance with the recommendations of the proxy firm except in instances where a client has advised a Heitman in writing that particular proxies or proxies of a certain type should be responded to in a particular fashion, in which circumstance Operations will respond to the proxy in question in accordance with such advice; and

X.
Upon request from any member of the Proxy Committee, Operations will prepare a Proxy Voting Summary for the Proxy Committee containing all of the proxy firm’s proxy vote recommendations that were overridden during the period requested and also highlighting any proxy issues that were identified as presenting actual and potential conflicts of interest and how they were addressed.

XI.
The Operations Department is responsible for reporting to clients on its proxy voting activity according to the terms of the clients’ Investment Management Agreements. The Operations Department is also responsible for submitting proxy voting information to each mutual fund client, assisting with the preparation of Form N-PX and reviewing a draft of Form N-PX for accuracy, prior to filing by the mutual fund client.
The following proxy materials and records will be maintained by Operations for a period of five years in an easily accessible place, the first two years in Heitman’s Chicago office:
I.	These policies and procedures, and any amendments thereto;
II.	Each proxy statement (maintained on the proxy firm’s website);
III.	Proxy Analysis Report (maintained on the proxy firm’s website);
IV.	Record of each vote cast and each abstention (maintained on the proxy firm’s website);
V.
Documentation, if any, created or presented to the Proxy Committee, and Proxy Committee Reports which were material to making a decision on how to respond to any proxy, and memorializing the basis for that decision;

VI.	Any other reports or memorializations prepared according to the above procedures; and
VII.	Each written client request for information and a copy of any written response by any Heitman to a client’s written or oral request for information.
Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling the Heitman Chief Compliance Officer at +1-312-855-5700. The report will be provided free of charge.

        Invesco’s Policy Statement on Global Corporate Governance and Proxy Voting
June 2019
I.	Guiding Principles and Philosophy
Public companies hold shareholder meetings, attended by the company’s executives, directors, and shareholders, during which important issues, such as appointments to the company’s board of directors, executive compensation, and auditors, are addressed and where applicable, voted on.  Proxy voting gives shareholders the opportunity to vote on issues that impact the company’s operations and policies without being present at the meetings.
Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its clients as all other elements of the investment process.  Invesco’s proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with clients’ best interests, which Invesco interprets to mean clients’ best economic interests, this Policy and the operating guidelines and procedures of Invesco’s regional investment centers.
Invesco investment teams vote proxies on behalf of Invesco-sponsored funds and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf.
The proxy voting process at Invesco, which is driven by investment professionals, focuses on maximizing long-term value for our clients, protecting clients’ rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders.  Invesco takes a nuanced approach to voting and, therefore, many matters to be voted upon are reviewed on a case by case basis.
Votes in favor of board or management proposals should not be interpreted as an indication of insufficient consideration by Invesco fund managers.  Such votes may reflect the outcome of past or ongoing engagement and active ownership by Invesco with representatives of the companies in which we invest.
II.	Applicability of this Policy
This Policy sets forth the framework of Invesco’s corporate governance approach, broad philosophy and guiding principles that inform the proxy voting practices of Invesco’s investment teams around the world.  Given the different nature of these teams and their respective investment processes, as well as the significant differences in regulatory regimes and market practices across jurisdictions, not all aspects of this Policy may apply to all Invesco investment teams at all times.  In the case of a conflict between this Policy and the operating guidelines and procedures of a regional investment center the latter will control.

III.	Proxy Voting for Certain Fixed Income, Money Market, Index and Legacy OppenheimerFunds Accounts
For proxies held by certain client accounts managed in accordance with fixed income, money market and index strategies (including exchange traded funds), and by accounts managed by legacy OppenheimerFunds investment teams (“legacy accounts”), Invesco will typically vote in line with the majority holder of the active-equity shares held by Invesco outside of those strategies and legacy accounts (“Majority Voting”).  In this manner Invesco seeks to leverage the active-equity expertise and comprehensive proxy voting reviews conducted by teams employing active-equity strategies (other than legacy OppenheimerFunds investment teams), which typically incorporate analysis of proxy issues as a core component of the investment process.  Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of those accounts, absent certain types of conflicts of interest, which are discussed elsewhere in this Policy.  When there are no corresponding active-equity shares held by Invesco, the proxies for those strategies and legacy accounts will be voted in the following manner: (i) for U.S. issuers, in line with Invesco custom voting guidelines derived from the guidelines set forth below; and (ii) for non-U.S. issuers, in line with the recommendations of a third-party proxy advisory service.
IV.	Conflicts of Interest
There may be occasions where voting proxies may present a real or perceived conflict of interest between Invesco, as investment manager, and one or more of Invesco’s clients or vendors.  Under Invesco’s Code of Conduct, Invesco entities and individuals are strictly prohibited from putting personal benefit, whether tangible or intangible, before the interests of clients.  “Personal benefit” includes any intended benefit for Invesco, oneself or any other individual, company, group or organization of any kind whatsoever, except a benefit for the relevant Invesco client.
Firm-level Conflicts of Interest
A conflict of interest may exist if Invesco has a material business relationship with, or is actively soliciting business from, either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote (e.g., issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts).  Invesco’s proxy governance team maintains a list of all such issuers for which a conflict of interest exists.
If the proposal that gives rise to the potential conflict is specifically addressed by this Policy or the operating guidelines and procedures of the relevant regional investment center, Invesco generally will vote the proxy in accordance therewith.  Otherwise, based on a majority vote of its members, the Global IPAC (as described below) will vote the proxy.
Because this Policy and the operating guidelines and procedures of each regional investment center are pre-determined and crafted to be in the best economic interest of clients, applying them to vote client proxies should, in most instances, adequately resolve any potential conflict of interest.  As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC.  For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients.
2

Personal Conflicts of Interest
A conflict also may exist where an Invesco employee has a known personal relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.
All Invesco personnel with proxy voting responsibilities are required to report any known personal conflicts of interest regarding proxy issues with which they are involved.  In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.
Other Conflicts of Interest
To avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held in client accounts from time to time.1  Shares of an Invesco-sponsored fund held by other Invesco funds will be voted in the same proportion as the votes of external shareholders of the underlying fund.
V.	Use of Third-Party Proxy Advisory Services
Invesco may supplement its internal research with information from third-parties, such as proxy advisory firms.  However, Invesco generally retains full and independent discretion with respect to proxy voting decisions.
As part of its fiduciary obligation to clients, Invesco performs extensive initial and ongoing due diligence on the proxy advisory firms it engages.  This includes reviews of information regarding the capabilities of their research staffs and internal controls, policies and procedures, including those relating to possible conflicts of interest.  In addition, Invesco regularly monitors and communicates with these firms and monitors their compliance with Invesco’s performance and policy standards.
VI.	Global Proxy Voting Platform and Administration
Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global Invesco Proxy Advisory Committee (“Global IPAC”).  The Global IPAC is a global investments-driven committee comprised of representatives from various investment management teams and Invesco’s Global Head of Proxy Governance and Responsible Investment (“Head of Proxy Governance”).  The Global IPAC provides a forum for investment teams to monitor, understand and discuss key proxy issues and voting trends within the Invesco complex.  Absent a conflict of interest, the Global IPAC representatives, in consultation with the respective investment team, are responsible for voting proxies for the securities the team manages (unless such responsibility is explicitly delegated to the portfolio managers of the securities in question). In addition to the Global IPAC, for some clients, third parties (e.g., U.S. mutual fund board) provide oversight of the proxy process. The Global IPAC and Invesco’s proxy administration and governance team, compliance and legal teams regularly communicate and review this Policy and the operating guidelines and procedures of each regional investment center to ensure that they remain consistent with clients’ best interests, regulatory requirements, governance trends and industry best practices.

1 Generally speaking, Invesco does not invest for its clients in the shares of Invesco Ltd., however, limited exceptions apply in the case of funds or accounts designed to track an index that includes Invesco Ltd. as a component.

3

Invesco maintains a proprietary global proxy administration platform, known as the “fund manager portal” and supported by the Head of Proxy Governance and a dedicated team of internal proxy specialists.  The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions, such as share blocking and managing conflicts of interest issuers.  Managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.
The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters that enable Invesco to satisfy client, regulatory and management requirements.  Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, where applicable, is stored to build institutional knowledge across the Invesco complex with respect to individual companies and proxy issues.  Certain investment teams also use the platform to access third-party proxy research.
VII.	Non-Votes
In the great majority of instances, Invesco can vote proxies successfully.  However, in certain circumstances Invesco may refrain from voting where the economic or other opportunity costs of voting exceeds any anticipated benefits of that proxy proposal.  In addition, there may be instances in which Invesco is unable to vote all of its clients’ proxies despite using commercially reasonable efforts to do so.  For example:
•
Invesco may not receive proxy materials from the relevant fund or client custodian with sufficient time and information to make an informed independent voting decision.  In such cases, Invesco may choose not to vote, to abstain from voting, to vote in line with management or to vote in accordance with proxy advisor recommendations.  These matters are left to the discretion of the relevant portfolio manager.

•
If the security in question is on loan as part of a securities lending program, Invesco may determine that the benefit to the client of voting a particular proxy is outweighed by the revenue that would be lost by terminating the loan and recalling the securities.

•
In some countries the exercise of voting rights imposes temporary transfer restrictions on the related securities (“share blocking”).  Invesco generally refrains from voting proxies in share-blocking countries unless Invesco determines that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the security.

•
Some companies require a representative to attend meetings in person to vote a proxy.  In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

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VIII.	Proxy Voting Guidelines
The following guidelines describe Invesco’s general positions on various proxy voting issues.  The guidelines are not intended to be exhaustive or prescriptive.  As noted above, Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner he or she deems most appropriate, consistent with Invesco’s proxy voting principles and philosophy discussed in Sections I. through IV.  Individual proxy votes therefore will differ from these guidelines from time to time.

Invesco generally affords management discretion with respect to the operation of a company’s business and will generally support a board’s discretion on proposals relating to ordinary business practices and routine matters, unless there is insufficient information to decide about the nature of the proposal.

Invesco generally abstains from voting on or opposes proposals that are “bundled” or made contingent on each other (e.g., proposals to elect directors and approve compensation plans) where there is insufficient information to decide about the nature of the proposals.
A.	Shareholder Access and Treatment of Shareholder Proposals – General
Invesco reviews on a case by case basis but generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action, and proposals to promote the adoption of generally accepted best practices in corporate governance, provided that such proposals would not require a disproportionate amount of management attention or corporate resources or otherwise that may inappropriately disrupt the company’s business and main purpose, usually set out in their reporting disclosures and business model.  Likewise, Invesco reviews on a case by case basis but generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted (for example, where minority shareholders’ rights are not adequately protected).
B.   Environmental, Social and Corporate Responsibility Issues
Invesco believes that a company’s long-term response to environmental, social and corporate responsibility issues can significantly affect long-term shareholder value.  We recognize that to manage a corporation effectively, directors and management may consider not only the interests of shareholders, but also the interests of employees, customers, suppliers, creditors and the local community, among others.  While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco generally will evaluate proposals relating to environmental, social and corporate responsibility issues on a case by case basis and will vote on those proposals in a manner intended to maximize long-term shareholder value.  Invesco may choose, however, to abstain on voting on proposals relating to environmental, social and corporate responsibility issues.
5

Invesco reviews on a case by case basis but generally supports the following proposals relating to these issues:
•	Gender pay gap proposals
•	Political contributions disclosure/political lobbying disclosure/political activities and action
•	Data security, privacy, and internet issues
•	Report on climate change/climate change action
•	Gender diversity on boards
C.   Capitalization Structure Issues
i.	Stock Issuances
Invesco generally supports a board’s proposal to issue additional capital stock to meet ongoing corporate needs, except where the request could adversely affect Invesco clients’ ownership stakes or voting rights.  Some capitalization proposals, such as those to authorize common or preferred stock with special voting rights or to issue additional stock in connection with an acquisition, may require additional analysis.  Invesco generally opposes proposals to issue additional stock without preemptive rights, as those issuances do not permit shareholders to share proportionately in any new issues of stock of the same class.  Invesco generally opposes proposals to authorize classes of preferred stock with unspecified voting, conversion, dividend or other rights (“blank check” stock) when they appear to be intended as an anti-takeover mechanism; such issuances may be supported when used for general financing purposes.
ii.	Stock Splits
Invesco generally supports a board’s proposal to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in excessive dilution given the company’s industry and performance in terms of shareholder returns.
iii.	Share Repurchases
Invesco generally supports a board’s proposal to institute open-market share repurchase plans only if all shareholders participate on an equal basis.

D.  Corporate Governance Issues
i. General
Invesco reviews on a case by case basis but generally supports the following proposals related to governance matters:
•	Adopt proxy access right
6

•	Require independent board chairperson
•	Provide right to shareholders to call special meetings
•	Provide right to act by written consent
•	Submit shareholder rights plan (poison pill) to shareholder vote
•	Reduce supermajority vote requirement
•	Remove antitakeover provisions
•	Declassify the board of directors
•	Require a majority vote for election of directors
•	Require majority of independent directors on the board
•	Approve executive appointment
•	Adopt exclusive forum provision
Invesco generally supports a board’s discretion to amend a company’s articles concerning routine matters, such as formalities relating to shareholder meetings. Invesco generally opposes non-routine amendments to a company’s articles if any of the proposed amendments would limit shareholders’ rights or there is insufficient information to decide about the nature of the proposal.

ii. Board of Directors

1.	Director Nominees in Uncontested Elections
Subject to the other considerations described below, in an uncontested director election for a company without a controlling shareholder, Invesco generally votes in favor of the director slate if it is comprised of at least a majority of independent directors and if the board’s key committees are fully independent, effective and balanced.  Key committees include the audit, compensation/remuneration and governance/nominating committees.  Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.
2.	Director Nominees in Contested Elections
 Invesco recognizes that short-term investment sentiments influence the corporate governance landscape and may influence companies in Invesco clients’ portfolios and more broadly across the market.  Invesco recognizes that short-term investment sentiment may conflict with long-term value creation and as such looks at each proxy contest matter on a case by case basis, considering factors such as:
7

•	Long-term financial performance of the company relative to its industry
•	Management’s track record
•	Background to the proxy contest
•	Qualifications of director nominees (both slates)
•	Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met
•	Stock ownership positions in the company
3.	Director Accountability
Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders.  Examples include, without limitation, poor attendance (less than 75%, absent extenuating circumstances) at meetings, director “overboarding” (as described below), failing to implement shareholder proposals that have received a majority of votes and/or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors.  Invesco generally supports shareholder proposals relating to the competence of directors that are in the best interest of the company’s performance and the interest of its shareholders.  In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.
Invesco generally withholds votes from directors who serve on an excessive number of boards of directors (“overboarding”).  Examples of overboarding may include when (i) a non-executive director is sitting on more than six public company boards, and (ii) a CEO is sitting on the board of more than two public companies besides the CEO’s own company, excluding the boards of majority-owned subsidiaries of the parent company.
4.	Director Independence
Invesco generally supports proposals to require a majority of directors to be independent unless particular circumstances make this not feasible or in the best interests of shareholders.  We generally vote for proposals that would require the board’s audit, compensation/remuneration, and/or governance/nominating committees to be composed exclusively of independent directors because this minimizes the potential for conflicts of interest.

5.	Director Indemnification
Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs.  As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors.  Accordingly, unless there is insufficient information to make a decision about the nature of the proposal, Invesco will generally support a board’s discretion regarding proposals to limit directors’ liability and provide indemnification and/or exculpation, provided that the arrangements are limited to the director acting honestly and in good faith with a view to the best interests of the company and, in criminal matters, are limited to the director having reasonable grounds for believing the conduct was lawful.
8

6.	Separate Chairperson and CEO
Invesco evaluates these proposals on a case by case basis, recognizing that good governance requires either an independent chair or a qualified, proactive, and lead independent director.
Voting decisions may consider, among other factors, the presence or absence of:

•	a designated lead director, appointed from the ranks of the independent board members, with an established term of office and clearly delineated powers and duties
•	a majority of independent directors
•	completely independent key committees
•	committee chairpersons nominated by the independent directors
•	CEO performance reviewed annually by a committee of independent directors
•	established governance guidelines
7.	Majority/Supermajority/Cumulative Voting for Directors
The right to elect directors is the single most important mechanism shareholders have to promote accountability.  Invesco generally votes in favor of proposals to elect directors by a majority vote. Except in cases where required by law in the jurisdiction of incorporation or when a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.
The practice of cumulative voting can enable minority shareholders to have representation on a company’s board.  Invesco generally opposes such proposals as unnecessary where the company has adopted a majority voting standard.  However, Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.
8.	Staggered Boards/Annual Election of Directors
Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.
9

9.	Board Size
Invesco believes that the number of directors is an important factor to consider when evaluating the board’s ability to maximize long-term shareholder value.  Invesco approaches proxies relating to board size on a case by case basis but generally will defer to the board with respect to determining the optimal number of board members, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.
10.	Director Term Limits and Retirement Age
Invesco believes it is important for a board of directors to examine its membership regularly with a view to ensuring that the company continues to benefit from a diversity of director viewpoints and experience.  We generally believe that an individual board’s nominating committee is best positioned to determine whether director term limits would be an appropriate measure to help achieve these goals and, if so, the nature of such limits.  Invesco generally opposes proposals to limit the tenure of outside directors through mandatory retirement ages.
iii. Audit Committees and Auditors

1. Qualifications of Audit Committee and Auditors
Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls.  Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee.  When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Audit Committee and holds its members accountable for the quality of the company’s financial statements and reports.
2. Auditor Indemnifications
A company’s independent auditors play a critical role in ensuring and attesting to the integrity of the company’s financial statements.  It is therefore essential that they perform their work in accordance with the highest standards.  Invesco generally opposes proposals that would limit the liability of or indemnify auditors because doing so could serve to undermine this obligation.

3. Adequate Disclosure of Auditor Fees
Understanding the fees earned by the auditors is important for assessing auditor independence.  Invesco’s support for the re-appointment of the auditors will take into consideration the availability of adequate disclosure concerning the amount and nature of audit versus non-audit fees.  Invesco generally will support proposals that call for this disclosure if it is not already being made.
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E.  Remuneration and Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of portfolio companies to create greater shareholder wealth.  Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the client’s investment.
i.	Independent Compensation/Remuneration Committee
Invesco believes that an independent, experienced and well-informed compensation/remuneration committee is critical to ensuring that a company’s remuneration practices align with shareholders’ interests and, therefore, generally supports proposals calling for a compensation/remuneration committee to be comprised solely of independent directors.
ii.	Advisory Votes on Executive Compensation
Invesco believes that an independent compensation/remuneration committee of the board, with input from management, is generally best positioned to determine the appropriate components and levels of executive compensation, as well as the appropriate frequency of related shareholder advisory votes.  This is particularly the case where shareholders can express their views on remuneration matters through annual votes for or against the election of the individual directors who comprise the compensation/remuneration committee.  Invesco, therefore, generally will support management’s recommendations regarding the components and levels of executive compensation and the frequency of shareholder advisory votes on executive compensation.  However, Invesco will vote against such recommendations where Invesco determines that a company’s executive remuneration policies are not properly aligned with shareholder interests or may create inappropriate incentives for management.
iii.  Equity Based Compensation Plans
Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management.  Such features include, without limitation, the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to replenish shares automatically without shareholder approval.

iv.  Severance Arrangements
Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case by case basis due to the wide variety among their terms.  Invesco acknowledges that in some cases such arrangements, if reasonable, may be in shareholders’ best interests as a method of attracting and retaining high quality executive talent.  Invesco generally votes in favor of proposals requiring advisory shareholder ratification of senior executives’ severance agreements while generally opposing proposals that require such agreements to be ratified by shareholders in advance of their adoption.
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v.  “Claw Back” Provisions
Invesco generally supports so called “claw back” policies intended to recoup remuneration paid to senior executives based upon materially inaccurate financial reporting (as evidenced by later restatements) or fraudulent accounting or business practices.
vi.  Employee Stock Purchase Plans
Invesco generally supports employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price.
F.  Anti-Takeover Defenses
Measures designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they have the potential to create conflicts of interests among directors, management and shareholders.  Such measures include adopting or renewing shareholder rights plans (“poison pills”), requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights.  In determining whether to support a proposal to add, eliminate or restrict anti-takeover measures, Invesco will examine the elements of the proposal to assess the degree to which it would adversely affect shareholder rights of adopted.  Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote, as well as the following proposals:
•	Provide right to act by written consent
•	Provide right to call special meetings
•	Adopt fair price provision
•	Approve control share acquisition
Invesco generally opposes payments by companies to minority shareholders intended to dissuade such shareholders from pursuing a takeover or another change (sometimes known as “greenmail”) because these payments result in preferential treatment of some shareholders over others.

Companies occasionally require shareholder approval to engage in certain corporate actions or transactions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations.  Invesco generally determines its votes for these types of corporate actions after a careful evaluation of the proposal.  Generally, Invesco will support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.  However, Invesco will generally oppose proposals to change a company’s corporate form or to “go dark” (i.e., going private transactions) without shareholder approval.
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Reincorporation involves re-establishing the company in a different legal jurisdiction.  Invesco generally will vote for proposals to reincorporate a company if the board and management have demonstrated sound financial or business reasons for the move.  Invesco generally will oppose proposals to reincorporate if they are solely part of an anti-takeover defense or intended to limit directors’ liability.
Invesco will generally support proposals that ask the board to consider non‐shareholder constituencies or other non‐financial effects when evaluating a merger or business combination.

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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

Last Amended: January 1, 2019

IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

I.	General Policy Statement		1
II.	Exclusive Benefit - Investing & Proxy Voting for Fiduciary Shareholders		2
III.	Conflicts of Interest		3
IV.	Proxy Voting Policies (set forth below)

SECTION 1: PROXY SYSTEM ISSUES			5
	1.1	Confidential Voting & Independent Inspections	6
	1.2	Equal Proxy Access	7
		a. Concerns over structure of shareholder proposal
		b. Well structed proposal with Management’s approval.
	1.3	Bundled Proxy Proposals	8
		a. Bundled Proxies with the Same Outcome
		b. Bundled Proxies with For and Against Votes
	1.4	Absention Vote Proposals	9

SECTION 2: BOARD OF DIRECTOR ISSUES			10
	2.1	Size of Board of Directors	11
		a. Limitations on Shareholder Proposals
		b. Other Changes to the Size of the Board
	2.2	Outside Versus Inside Directors	12
		a. Majority of Independent Directors
		b. Sub-committee Composition
	2.3	Directors’ Term of Office	13
	2.4	Classified Board of Directors	14
		a. Staggered Terms
		b. Annual Terms
	2.5	Cumulative Voting for Directors	16
		a. Require Cumulative Voting
		b. Eliminate Cumulative Voting
	2.6	Voting on Director Nominees	17
		a. Attendance
		b. Contested Director Nominees
		c. Russian Director Nominees.
	2.7	Proxy Contests for Election of Directors	18
		a. Evaluate Contested Election
		b. Do Not Vote a Card in a Contested Election
	2.8	Compensation of Directors/Approve Remuneration Report	19
		a. Stock-based Compensation
		b. Retirement Benefits
	2.9	Liability Protection & Indemnification of Directors	20

	a. Duty of Care
	b. Negligence
	c. Other Limitations to Liability
2.10	Retirement / Removal of Directors	21
	a. Mandatory Retirement
	b. Uncontested Retirement
	c. Contested Removal
2.11	Stock Ownership Requirement for Directors	22
2.12	Separate CEO & Chairperson Positions/Require Independent
	Chairman	23
2.13	Election of Meeting Chairperson	24
2.14	Approval of Minutes and Legal Formalities	25
	a. Approval of Minutes
	b. Proposals to Ratify Resolutions
2.15	Approve Release of Restrictions of Competitive Activities of
	a. Shareholder Proposal
	b. Management
	c. Countries Which Limit Director Activity

SECTION 3: CORPORATE GOVERNANCE ISSUES		27
3.1	Ratification of Auditors/Statutory Auditors	29
	a. Ratification / Remuneration of Auditors
	b. Non-audit Services
	c. Shareholder Proposals
	d. Internal Statutory Auditors.
3.2	Shareholder Right to Call Special Meeting/Authorize Directors
	General Meeting Other Than the Annual General Meeting	30
	a. Restrictions on Special Meetings
	b. Proposals to Permit Special Meetings
	c. Calling a General Meeting
3.3	Shareholder Right to Take Action by Written Consent	31
	a. Restrictions Against Written Consent
	b. Proposals to Permit Written Consent
3.4	Super-Majority Vote Requirements	32
	a. Requirements for Supermajority
	b. Proposals to Eliminate Supermajority Requirements
	c. Requirements for Simple Majority
3.5	Mergers, Acquisitions & Other Business Combinations	33
3.6	Authorizing Additional Common Stock	34
	a. Common Stock.
	b. Convertible Corporate Bonds.
3.7	Preferred Stock Authorization	35
3.8	Unequal Voting Rights	36
	a. Issuance of shares with Unequal Rights
	b. Recission of shares with Unequal Rights
	c. Issuance of shares with One Vote Per Share

3.9	Preemptive Rights	37
	a. Issuance of shares with Preemptive Rights
	b. Issuance of shares without Preemptive Rights
	c. General Issuance of shares with/without Preemptive Rights
	d. Issuance of shares with/without Preemptive Rights with No Discount Limit.
3.10	Fair Price Provisions	38
	a. Adoption of Fair Price Provision
	b. Reducing Impediments to Fair Price Provisions
3.11	Payment of “Greenmail”	39
3.12	Rights Plans (“Poison Pills” and “NOL Pills”)	40
	a. Adoption of Plan
	b. Submission to Shareholders
	c. Adoption of NOL Rights Plan.
3.13	Stakeholder Provisions	41
	a. Adding Consideration of Stakeholder Interests
	b. Removing Consideration of Stakeholder Interests
3.14	Targeted Share Placements	42
3.15	Rights of Appraisal	43
3.16	State of Incorporatoin	44
	a. Changing Place of Incorporation
	b. Consideration of Anti-Takeover Statutes
3.17	Change of Corporate Name	45
3.18	Approval of Dividends	46
	a. Approve Dividends.
	b. Excessive Dividends
	c. Capitalization of Reserves
3.19	Expansion of Business Lines	47
3.20	De-Listing Shares	48
3.21	Repurchase Issued Share Capital	49
	a. Shareholder approval
	b. Board Discretion
3.22	Reduce Share Capital thru Cancellation of Repurchased Shares	50
	a. Cancellation of Repurchased Shares - Terms Spelled Out
	b. Cancellation of Repurchased Shares - Terms Not Spelled Out
3.23	Amend Articles	51
	a. Cancel Warrants
	b. Compliance with rules, regulations or laws
	c. Other reasons
	d. Adopt Jurisdiction of Incorporation for Disputes.
	e. Non-Contentious Amendments
3.24	Accept Financial Statements/Statutory Reports/Financial Budgets	52
	a. Accept Financial Statements, Statutory Reports
	b. Financial Budgets
	c. Lack of Disclosure
3.25	Approve Discharge of Board, Senior Management, and Auditors for Fiscal Year in Review	53

3.26	Reverse Stock	54

SECTION 4: EXECUTIVE / EMPLOYEE ISSUES		55
4.1	Long-Term Incentive Plans	56
	a. Approve or Amend Incentive Plans
	b. Dilution Limits
	c. Limit/Prohibit Accelerated Vesting of Awards
4.2	Severance Agreements (“Golden Parachutes”)	57
4.3	Employee Stock Ownership Plans	58
4.4	Stock Ownership Requirement for Executives	59
	a. Minimum Level of Ownership
	b. Specified Period of Ownership
4.5	Clawback of Payments .	60
4.6	Reimbursement of Expenses for Shareholder Candidates	61
4.7	Stock Option
4.8	Stock Option

SECTION 5: DISCLOSURE ISSUES		65
5.1	Executive Compensation/Ratify Named Executive Compensation	66
	a. Disclosure of Compensation in Proxies
	b. Compensation Limits
	c. Ratify Named Executive Compensation
5.2	Prior Government Service	67
5.3	Fees Paid to Consultants	68
5.4	Other Disclosure Proposals	69
5.5	Say on Pay: Frequency of Votes	70

SECTION 6: SOCIAL ISSUES		71
6.1	Equal Employment Opportunities	72
6.2	The Environment	73
	a. Proposals Regarding General Environmental Issues.
	b. Proposals Regarding Fracking Issues
6.3	Lines of Business (Restrictions)	74
6.4	Animal Rights	75
6.5	Adopt Principles for Health Care	76
6.6	Human Rights	77

SECTION 7: OTHER ISSUES		78
7.1	Location or Date of Annual Meeting	79
	a. Shareholder Proposals.
	b. Management Proposals
7.2	Political Activity	80
	a. Political Contributions within Legal Limits

	b. Publication of Contributions
7.3	Charitable Contributions	81
	a. Reporting, Limiting, or Eliminating Contributions
	b. Allowing Contributions
7.4	Open or Adjourn Meeting	82
7.5	Share Blocking	83
7.6	Majority Voting Versus Plurality Voting	84
	a. Majority Voting (plurality back-up plans)
	b. Majority Voting (no back-up plan)
7.7	Transact Other Business	85
	a. Other Business (disclosed)
	b. Mergers
7.8	Approve Agenda / Acknowledge Meeting is Properly Convened	86

IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

1.	GENERAL POLICY STATEMENT

It is the policy of Ivy Investment Management Company (the “Investment Manager”) to vote each proxy solicited by security issuers through Institutional Shareholder Services (herein after referred to as “Service Provider”), according to the policies set forth herein. The Investment Manager strives to vote each proxy issue in the best interest of the client and/or the client’s plan participants. The Investment Manager has provided these proxy policies to its Service Provider who will vote each proxy accordingly. If a proxy is received by the Investment Manager or its Service Provider that is not specifically covered by the policies herein, the Investment Manager will receive notice from the Service Provider of the issue and the Investment Manager will review the proxy and attempt to supply the Service Provider with voting instructions. If, however, the Service Provider does not receive any instructions back from the Investment Manager before the vote deadline, the Service Provider has standing instructions to vote the proxy in the direction favored by Management.

These policies do not apply to any client that explicitly retains authority and discretion to vote its own proxies or had delegated such authority and discretion to a third party. All proxies received will, whenever possible, be voted and transmitted by means necessary to ensure timely receipt by the tabulating agent prior to the annual or special meeting of shareholders. It is the general policy of the Investment Manager to vote on all matters presented to security holders in any proxy, but the Investment Manager reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in its judgment, the costs associated with voting such proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients. Voting proxies with respect to shares of foreign securities may be significantly more difficult than with respect to domestic securities, for instance, there may be situations in which the Investment Manager cannot process proxies where a meeting notice was received too late or where the Investment Manager has not received adequate information from the company to make an informed decision.

An annual report to the client and/or trustees of any plan client regarding proxies voted on shares held in that plan’s investment portfolio will be provided upon request within three business days of such request. Written records of all proxies received and a copy of any report made to trustees will be maintained in client files. In addition, a record of each client’s written request for copies of their respective proxy voting records and the Investment Manager’s written response to any written or oral request will be kept by the Investment Manager.

The Investment Manager welcomes inquiries and input on any specific proxy issue of concern to any client, the trustees of any client plan or their authorized representatives.

The following state the general policies of the Investment Manager; however, exceptions to the policies may be deemed appropriate.

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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

2.	EXCLUSIVE BENEFIT – PROXY VOTING FOR FIDUCIARY SHAREHOLDERS

It is the Investment Manager’s responsibility to vote proxy issues solely in the best interests of the clients to whom it has a fiduciary responsibility. In doing so, it is the Investment Manager’s policy to consider the economic cost or benefit to the clients as investors. For client accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) for which it votes proxies, the Investment Manager shall not subordinate the interests of an ERISA plan’s participants and beneficiaries in their retirement income to unrelated objectives. The role of shareholders in corporate governance is typically limited. A majority of the decisions regarding the daily operations and business strategies of most corporations, including the businesses in which the corporation is engaged, the manner and means in which the corporation chooses to do business, and the determination of the users of its products and services, should primarily be left to management’s discretion. It is the Investment Manager’s policy that the shareholder should become involved with these matters only when management has failed and the corporation’s performance has suffered, or to protect the rights of shareholders to act.

Some shareholders use the proxy voting process as a platform to reflect political, moral or religious beliefs. Although the Investment Manager may share the beliefs expressed by means of these proposals, as fiduciaries charged with investing for the exclusive benefit of the clients the Investment Manager serves, as a practical matter, it is impossible for the Investment Manager’s decisions in these matters to reflect the divergent views of a plan’s participants. Further, ERISA’s prudence and exclusive purpose requirements preclude the use of plan assets to further policy or political issues through proxy resolutions that have no connection to enhancing the economic value of a plan’s investment in a corporation. For the foregoing reasons, the Investment Manager generally restricts its consideration of a proposal to the economic viewpoint and the effect of the proposal on share value.

The above notwithstanding, it is not the Investment Manager’s intent to consider only the immediate impact of each proposal on the corporation’s bottom line. For example, corporations would save money by not having independent directors, who must be compensated. It is clear, however, that it is in the best interest of shareholders to have their interests represented by directors independent of management. Consequently, the Investment Manager recognizes that, while economic factors are of material concern, other considerations may in some cases be of equal or greater importance with respect to the security of shareholders’ investments over the longer term.

The following are the general proxy voting policies for clients of the Investment Manager. The policies are intended to be guidelines only and each vote will be analyzed based upon all relevant factors; therefore, a vote may vary from the guidelines from time to time.

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3.	CONFLICTS OF INTEREST BETWEEN THE INVESTMENT MANAGER AND ITS CLIENTS

The Investment Manager will use the following three-step process to identify and address conflicts of interest:

(1)	The Investment Manager will attempt to identify any potential conflicts of interest;
(2)	The Investment Manager will then determine if the conflict as identified is material; and
(3)	The Investment Manager will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of clients and are not the product of a material conflict.

I.        Identifying Conflicts of Interest

The Investment Manager will evaluate the nature of its relationships to assess which, if any, might place the interests of the Investment Manager, as well as those of its affiliates, in conflict with those of the client or the fund’s shareholders on a proxy voting matter. The Investment Manager will review the following three general categories with respect to any proxy voting matter to determine if there is a conflict:

•	Business Relationships – The Investment Manager will review any matter for a material conflict where it (or an affiliate) manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it (or an affiliate) is actively soliciting any such business from a company; or if the Investment Manager has determined that it (or an affiliate) otherwise has a similar significant relationship with a third party.
•	Personal Relationships – The Investment Manager will review any matter where it (or an affiliate) has a personal relationship with the issuer’s management or other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.
•	Familial Relationships – The Investment Manager will review any matter where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists. Any person with knowledge of a potential conflict of interest of the Investment Manager (or an affiliate) for a particular item shall disclose that conflict to the Director of Research of the Investment Manager. Any person with a known potential conflict of interest for a particular item shall disclose that conflict to the Director of Research and otherwise remove himself or herself from the proxy voting process with respect to that item. The Investment Manager or the Director of Research will also review all known relationships of portfolio managers and senior management for potential conflicts. The Investment Manager will designate an individual or committee to review all proxies to be voted by the Investment Manager on behalf of a client and identify any potential conflicts of interest on an ongoing basis.

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II.	Determining “Material Conflicts”

The Investment Manager will review each relationship identified as having a potential conflict based on the individual facts and circumstances. For purposes of this review, the Investment Manager will determine materiality based on the reasonable likelihood that the relationship, in the particular context, would be viewed as important by the average shareholder.

III.        Procedures to Address Material Conflicts

The Investment Manager will use one or more of the following methods to vote proxies that have been determined to present a “Material Conflict.”

•	Use a Proxy Voting Service for Specific Proposals – As a primary means of voting proxies where there is a Material Conflict if no client direction is provided, the Investment Manager will vote per the recommendation of an independent proxy voting service Risk Metrics or another independent third party if a recommendation from Risk Metrics is unavailable).
•	Client directed – If the Material Conflict arises on a proxy to be voted for a third-party account and the client provides voting instructions on a particular vote, the Investment Manager will vote according to the directions provided by the client.
•	Use a Predetermined Voting Policy – If no directives are provided by an independent proxy voting service or, alternatively, by the client, the Investment Manager may vote Material Conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter. If the issue involves a Material Conflict and the Investment Manager uses this method, the Investment Manager will not be permitted to vary from the established Voting Policies established herein.
•	Seek Client or Board Guidance – Finally, if the Material Conflict does not fall within one of the situations referenced above, the Investment Manager may seek guidance from the client or the fund’s board of directors on voting the proxy for such matters. Under this method, the Investment Manager will disclose the nature of the conflict to the client or the fund board (or a committee of the board of directors consisting primarily of disinterested directors and to whom authority to direct proxy voting has been delegated) and obtain consent or direction to vote the proxies.

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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

SECTION 1 - PROXY SYSTEM ISSUES

ITEM 1.1. - CONFIDENTIAL VOTING & INDEPENDENT INSPECTIONS	6

ITEM 1.2. - EQUAL PROXY ACCESS PROPOSALS	7

ITEM 1.3. - BUNDLED PROXY PROPOSALS	8

ITEM 1.4. - ABSTENTION VOTE PROPOSALS	9

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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

ITEM 1.1.	CONFIDENTIAL VOTING & INDEPENDENT INSPECTIONS

Policy	We will vote FOR proposals requiring that proxy voting tabulations identifying shareholders and how they voted be kept confidential and that tabulations be made by an independent third party.

Reasons	In an open system with access to how individual shareholders voted, management could attempt to influence the vote outcome by contacting shareholders and trying to persuade them to change their vote. While we do not believe that active coercive pressure is common, some shareholders or fiduciaries with proxy voting responsibilities might feel threatened by the fear of a retaliatory reaction to a vote against management that could affect current or prospective business relationships.

Alternatively, a confidential proxy tabulation procedure could hinder the ability of the corporation to communicate effectively with the shareholders. We do not believe this to be the case. While management should be allowed to learn which shareholders have or have not voted, there is no reason for them to know how the votes were cast. We further believe that a confidential procedure can be obtained at a reasonable cost (many corporations have such a procedure), and that the protection afforded to shareholders is worth the expense.

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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

ITEM 1.2.	EQUAL PROXY ACCESS PROPOSALS

a) Policy	We will vote AGAINST proposals providing shareholders with access to the proxy statement in order to present their views or positions on issues being presented for shareholder vote in the proxy statement if management disapproves of its structure.

b) Policy	We will vote FOR proposals providing shareholders with access to the proxy statement if it is well structured and supported by management.

Reasons	Although this proposal appears to provide shareholders with the opportunity for increased input on corporate governance and the opportunity to entertain alternative viewpoints, the policy raises several material administrative concerns. These include matters of time (as to notice and response), volume (as to the potential for a vast number of statements submitted for inclusion), decision (as to which shareholder statements should be included) and corporate exposure (as to the potential for false and misleading information).

In general, we believe that the investment business strategies of most corporations, including proxy access, should primarily be left to management. However, if the proxy access is well structured with safeguards to ensure that the proposed access right would not be used to effect a change of control or be otherwise detrimental, it can be an important shareholder right. We will generally support management in their agreement or disapproval with the framework of the proxy access proposal. By doing so, shareholders would be provided a means of effecting change without incurring the expense of launching a proxy contest.

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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

ITEM 1.3.	BUNDLED PROXY PROPOSALS

a) Policy	We will vote FOR a bundled proposal if we would vote FOR each proposal separately.

b) Policy	We will vote any “bundled” proposals (two or more proxy proposals bundled together and submitted to shareholders as one proposal) on a CASE-BY-CASE basis where we would not otherwise vote “for” each proposal separately.

Reasons	In some cases, it is appropriate for related proposals to be bundled together. However, certain corporations have bundled together proposals that should be considered separately. In some cases, these separate proposals have had substantially different potential impact on the ability of shareholders to participate in corporate governance.

We will separately evaluate each proposal in a bundled proposal and will generally vote FOR a bundled proposal only if we would vote FOR each proposal separately. However, one proposal in a bundled proposal might be so important as to override our objection to another element and cause us to vote for the bundled proposal when we otherwise would not.

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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

ITEM 1.4.	ABSTENTION VOTE PROPOSALS

Policy	We will vote FOR proposals which recommend that votes to abstain not be counted as votes cast, unless inclusion of abstention votes is required by state law.

Reasons	The shareholder vote required to pass proxy proposals is generally prescribed by state law, and some of these laws require a “majority of votes cast” at the shareholder meeting. Common practice is to interpret votes “cast” to mean all votes for, against, or to abstain. This proposal ignores the abstention votes in calculating whether a proposal passes or fails; in other words, a decision would be on the basis of votes “for” versus votes “against.”

The argument supporting this proposal assumes that shareholders who feel strongly about an issue will vote for or against, and not vote to abstain. Shareholders who vote to abstain should be treated the same as shareholders who do not vote at all. While we recognize the need to consider abstention votes for quorum requirements, we think that proxy proposals should be decided on the basis of votes cast for or against.

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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

SECTION 2 - BOARD OF DIRECTORS ISSUES

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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

ITEM 2.1.	SIZE OF THE BOARD OF DIRECTORS

a) Policy	We will vote AGAINST proposals which limit shareholder ability to change the size of the Board of Directors (the “Board”).

Reasons	Management arguments in favor of such a proposal cite concerns about a dominant shareholder’s ability to engage in worse-case scenario activities that were not in the other shareholders’ best interests if the restriction didn’t exist, but generally ignore circumstances under which a dominant shareholder might seek the ability to effect positive change.

Although we generally believe that the shareholders are the owners of the corporation and the group to whom the directors are responsible, we recognize that there may be certain times and special circumstances that such a limitation may in fact be in the best interest of shareholders. In these cases, the limitation should be of short duration.

b) Policy	We will vote proposals to increase or decrease the size of the Board on a CASE-BY-CASE basis.

Reasons	There are many reasons why the size of the Board may legitimately need to be changed. Corporate growth may require an increase in the number of directors to be able to properly direct and monitor the corporation’s activities. Likewise, a Board can be too cumbersome and need streamlining for efficiency. It is possible, however, for a Board to institute change for reasons that may not be in the best interest of shareholders, such as increasing the number of directors to make a takeover less likely or decreasing to freeze out a shareholder activist. We will be guided by our belief as to the motivations for the proposal and we will vote for proposals to increase or decrease the size of the Board as long as we believe that the reasons for the change are in the best interest of the shareholders.

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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

ITEM 2.2.	OUTSIDE VERSUS INSIDE DIRECTORS

a) Policy

We will vote FOR proposals requiring that a majority of the Board be outside directors.

b) Policy

We will vote FOR proposals that major committees of the Board, such as audit, compensation and nominating committees, be comprised exclusively of outside directors.

Reasons	Outside directors generally bring to the Board the highest degree of objectivity and an independent perspective regarding the issues facing the corporation. Directors’ responsibilities include issues that directly impact management, such as executive compensation policies and responding to takeover offers. We believe that a majority of the Board should be free from conflicts of interest inherent in issues such as these.

We also believe that certain committees of the Board should consist entirely of outside directors for the purpose of best protecting shareholder interests.

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ITEM 2.3.	DIRECTORS’ TERM OF OFFICE

Policy	We will vote proposals to limit the tenure of outside directors on a CASE-BY-CASE basis.

Reasons	While we tend to agree that the fresh outlook new directors can bring to the Board is in many cases of benefit to the shareholders, there are other factors that must be considered as well, such as experience, continuity and stability.

A tenure limit has the potential to harm shareholder interests, especially at times when the Board needs experience, continuity and stability the most. We believe shareholders have adequate opportunity to evaluate and vote on individual directors and their tenure by retaining the right to elect directors annually. However, in countries such as Italy, where a three-year mandate on the length of director terms is common practice, we are in favor of setting term limits. These proposals are routine and non-contentious.

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ITEM 2.4.	CLASSIFIED BOARD OF DIRECTORS

a) Policy	We will vote AGAINST proposals seeking to classify the Board into three classes with staggered terms of office.

b) Policy	We will vote FOR proposals requesting the election of all directors annually and not by classes or with staggered terms of office.

Reasons	The practice of dividing the Board of Directors into three classes and electing approximately one-third of the directors each year has been adopted by some corporations and continues to be proposed by others.

Management agreements favoring classification generally include a position that staggered terms help ensure the presence of a majority of directors familiar with corporate operations, which would benefit shareholders by providing experience, continuity and stability. In addition, management purports that a classified Board would strengthen the position of the Board in dealing with “abusive tactics” used in takeover activities.

Shareholder proposals, prevalent in cases where a classified Board has been previously adopted, take the position that classification makes it more difficult to change the composition of the Board. Obviously, two shareholder meetings would be required to change a majority of the Board. Proponents of annual election of all directors contend that shareholders should have the opportunity to determine the entire Board membership each year.

We believe that annual election of directors is desirable for the following reasons:

A.	We believe that, under normal circumstances and without reason to do so otherwise, shareholders will tend to re-elect the directors proposed, thus ensuring continuity and stability.

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B.	We believe shareholders should have the ability to change a majority of the Board if circumstances so warrant, without having to utilize two shareholder meetings to do so.

C.	We agree that a classified Board provides anti-takeover protection; however, there are clearly times when a corporate takeover might be to the material benefit of shareholders. We believe that this factor outweighs other considerations.

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ITEM 2.5.	CUMULATIVE VOTING FOR DIRECTORS

a) Policy	We will vote AGAINST proposals requiring the provision for cumulative voting in the election of directors.

b) Policy	We will vote FOR proposals to eliminate cumulative voting.

Reasons	Cumulative voting means that each shareholder is entitled to as many votes as shall equal the number of shares owned multiplied by the number of directors being elected, and that the shareholder may cast all votes for a single candidate or any two or more of them as the shareholder sees fit.

Cumulative voting may allow a minority group of shareholders to cause the election of one or more directors. This can be good or bad depending on the relation of the outcome to the best interest of all shareholders. The minority group may tend to represent only the special interests of that group. We believe that the privilege of cumulative voting has often been used to further the interests of a few without regard for the interests of the entire body of shareholders. Accordingly, it is our position that directors should be elected based on the shareholder having one vote for each share held.

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ITEM 2.6.	VOTING ON DIRECTOR NOMINEES

a) Policy	We will vote FOR a slate of directors or an individual director if they have attended at least 75% of all regular board meetings, committee meetings and special meetings and there are no contentious issues with their election.

b) Policy	We will vote all other proxies on director nominees on a CASE-BY-CASE basis.

Reasons	In an uncontested election there is not a list of directors from which shareholders may choose. Rather, shareholders are given a list of nominees selected by management and the Board and asked to vote “for” the slate or, if they choose, to “withhold” votes from individual nominees. Generally, there is little information available concerning individual directors, especially non-management directors. Information on directors should become more readily available as corporate governance evolves.

Currently, we would generally vote “against” a slate of directors or “withhold” our votes from individual directors if we had reason to believe:

A.	The Board has taken an action which we felt was clearly negligent.

B.	An individual director was for any reason unfit to serve in that capacity, i.e., mental or physical capacity.

C.	An individual director had a clear conflict of interest.

D.	Attendance for a director fell below 75% on all Board meetings and no valid reason for absence is given.

E.	There is a lack of disclosure on the director nominee.

c) Policy	We will vote AGAINST any Russian director who is on the OFAC SDN list.

Reasons	Any person on this sanctioned list presumably would be subject to substantial impediments in conducting any dealing with US and possibly EU companies.
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ITEM 2.7.	PROXY CONTESTS FOR ELECTION OF DIRECTORS

a) Policy	We will evaluate each contested election of directors on a CASE-BY-CASE basis.

b) Policy	We will vote “Do Not Vote” on the card (white or gold) we choose not to vote.

Reasons	A contested election generally means that two groups, management and an outside dissident group, have each issued a proxy statement and proxy card. While the other issues on the two cards may be identical, the director nominee slates are usually different, as the dissident group offers nominees it expects to support its goals and programs.

A thorough evaluation of what each side is offering to shareholders must be performed, including the likelihood of each group being able to accomplish their promises. The evaluation will include a review of the track record of both management and the dissident group. The decision must ultimately be made based upon our expectation of achievable value.

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ITEM 2.8.	COMPENSATION OF DIRECTORS/APPROVE REMUNERATION REPORT

a) Policy	We will vote proposals relating to the compensation of directors, including stock-based compensation in the case of non-employee directors on a CASE-BY-CASE basis

b) Policy	We will vote AGAINST proposals relating to the provision of retirement benefits to outside directors.

Reasons	We believe that it is in the best interests of shareholders that directors be fairly compensated for the time, effort and expense required to perform their responsibilities. This is necessary to attract and retain quality directors.

The use of stock or stock option awards is a reasonable means of providing such compensation and also aligns the interests of the outside director with those of the shareholders. These plans generally include restrictions on the exercise of options granted thereunder or the subsequent sale of shares.

However, concerning retirement plans, outside directors should be thought of as independent contractors; they are not employees, full-time or otherwise. Most proposed director plans base retirement benefits on the length of time the director has served on the Board which puts at risk the independent nature of the role of the outside director.

We generally vote “for” proposals relating to the compensation of directors, so long as the proposals are reasonable as to terms and amounts.

The following are factors that can determine whether a plan is reasonable:

1)	Exercise price of non-qualified stock options are greater than 85% of fair market value:

2)	The compensation plan amounts to less than 10% of the shares available for grant.

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ITEM 2.9.	LIABILITY PROTECTION & INDEMNIFICATION OF DIRECTORS

a) Policy	We will vote AGAINST proposals to limit or eliminate liability for monetary damages for violating the duty of care.

b) Policy	We will vote AGAINST indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention.

c) Policy	All other management proposals relating to the limitation or elimination of the personal liability of directors and officers to the corporation or its shareholders for monetary damages and/or to indemnify directors under an indemnity agreement, not falling within the two policies referenced above will be examined on a CASE-BY-CASE basis.

Reasons	The incidence of litigation seeking to impose liability on directors of publicly-held corporations has increased in recent years. The cost of defending or settling these actions is typically beyond the means of the directors named.

Historically, insurance policies for directors & officers could be secured for protection against liability; however the cost of such policies has risen dramatically, if such coverage is available at all.

The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. We will support such protection so long as it does not exceed reasonable standards.

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ITEM 2.10.	RETIREMENT / REMOVAL OF DIRECTORS

a) Policy	We would vote AGAINST proposals for the adoption of a mandatory retirement policy for directors.

b) Policy	We will vote FOR management requests to approve the uncontested retirement of directors.

c) Policy	Contested proxy requests to approve the removal of directors and/or management will be reviewed on a CASE-BY-CASE basis.

Reasons	Our examination of such proposals will include consideration of the magnitude and timing of the effect on the current Board, and an attempt to determine the reasons for the proposal. Management may propose to remove one or more directors that management believes is no longer able to serve effectively. Management is in a better position than shareholders to realize this circumstance and the opportunity for fresh ideas and input would be in the shareholders’ best interest in this case.

However, it is possible that management may be seeking to replace a director who is actively and independently supporting the shareholders’ best interests, refusing to rubber-stamp management’s desired actions. In such circumstance, it would clearly be in the best interest of shareholders to vote against such a proposal.

In general, we believe management is in the best position to decide retirement policy. We would tend to vote FOR such a “shareholder” proposal only if we felt that management’s lackluster record could best be turned around by this means.

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ITEM 2.11.	STOCK OWNERSHIP REQUIREMENT FOR DIRECTORS

Policy	We will vote AGAINST proposals requiring a minimum stock ownership position on the part of directors, whether in shares or at some level of market value.

Reasons	We do not oppose stock ownership by directors; rather we believe that stock ownership tends to align the interests of directors and shareholders. The inflexible requirement usually found in these proposals, however, is not in the best interest of shareholders. A mandatory requirement for stock ownership may preclude the corporation from acquiring the services of an otherwise qualified director.

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ITEM 2.12.	SEPARATE CEO AND CHAIRPERSON POSITIONS/REQUIRE INDEPENDENT BOARD CHAIRMAN

Policy	Proposals to prohibit the CEO from also serving as Chairperson will be examined on a CASE-BY-CASE basis.

Reasons	Our examination of such proposals will include consideration of the magnitude and effect on the current Board and we will attempt to determine the reason for the proposal. Management may be seeking to gain greater control over the company by combining previously separated positions which could run contrary to shareholder interest.
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ITEM 2.13.	ELECTION OF MEETING CHAIRPERSON (OR SHAREHOLDER REPRESENTATIVE SUPERVISOR OR DESIGNATION OF AN INSPECTOR)

Policy	We will vote FOR proposals to elect a special Chairperson of the meeting (or shareholder representative supervisor or designate an inspector).

Reasons	A special Chairperson of the meeting (or shareholder representative or designated inspector) could bring a new degree of objectivity and/or an independent perspective on issues facing the corporation under certain circumstances. This specially elected person could provide additional protection of shareholder interests.
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ITEM 2.14.	APPROVAL OF MINUTES / APPROVAL OF LEGAL FORMALITIES

a) Policy	We will vote FOR proposals to approve the minutes of the previous meeting of the Board of Directors.

Reasons	This is a routine matter that is typically not presented to the shareholders for approval as the minutes presented for approval are reflective of matters presented, discussed and voted on at the previous meeting of the Board of Directors.

Typically foreign meetings (Spain)

b) Policy	We will vote FOR proposals to ratify and execute approved resolutions or approve other legal formalities required of the Board.

Reasons	These are typically routine legal formalities and of no consequence to shareholders.

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ITEM 2.15.	APPROVE RELEASE OF RESTRICTIONS OF COMPETITIVE ACTIVITIES OF DIRECTORS/OVERBOARDED DIRECTORS

a) Policy	We will generally vote AGAINST proposals restricting outside board activity.

b) Policy	We will vote FOR management proposals to release restrictions of competitive activities of directors.

c) Policy	We will vote FOR proposals to restrict outside board activity to comply with relevant rules, regulations and/or laws in specified countries.

Reasons	We believe that as long as the directors meet minimum director meeting requirements then no concerns exist. However, some countries have laws in place that limit director activity. In those instances, we will vote to comply with the laws.
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SECTION 3 - CORPORATE GOVERNANCE ISSUES

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ITEM 3.1.	RATIFICATION OF AUDITORS/STATUTORY AUDITORS

a) Policy	We will vote FOR the ratification of the appointment, reappointment and/or to fix remuneration of the independent accountants/auditors, unless reasons as discussed below exist which cause us to vote against the appointment.

b) Policy	If the auditing relationship is continuing, we will vote AGAINST the reappointment of the independent accountants / auditors for the following reasons:

A.	The auditing firm has become complacent in the performance of its duties;

B.	The auditing firm has been found, for any reason, unfit to serve in that capacity by a court of law or an independent adjudicator with the power to enforce its findings; or

C.	The auditing firm had a clear conflict of interest, as measured by current best practices, GAAP or the Pubic Company Accounting Oversight Board.

c) Policy	We will vote FOR a shareholder proposal to prohibit an accountant / auditor from providing non-audit services, if the accountant / auditor is not currently engaged in such capacity.

d) Policy	We will vote proposals to ratify the appointment, reappointment and/or to fix remuneration of the internal accountants/auditors on a CASE-BY-CASE basis.

Reasons	If there is a change in auditors from the previous year we will attempt to determine the reason for the change. Sometimes management will obtain a letter from the previous auditor that states that the change is not being made because of a disagreement between the auditing firm and management. We approve of such disclosure in the proxy statement.

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ITEM 3.2.	SHAREHOLDER RIGHT TO CALL SPECIAL MEETINGS/AUTHORIZE DIRECTORS TO CALL A GENERAL MEETING OTHER THAN ANNUAL GENERAL MEETING

a) Policy	We will vote AGAINST proposals to restrict or prohibit the right of shareholders to call special meetings.

b) Policy	We will vote FOR proposals that allow shareholders to call special meetings or that reduce restrictions on the right of shareholders to call special meetings.

c) Policy	We will vote FOR management’s proposal to call a general meeting with 14 days notice.

Reasons	Restricting the ability of shareholders to call a special meeting insulates the Board from the will of the shareholders to whom it is responsible and, in our opinion, transfers corporate governance rights to management which rightfully belong to shareholders. We believe that corporate governance rights of shareholders should not be restricted to once a year, which is particularly important in the case of a takeover attempt.

EU Member States are permitted to call meetings with a minimum 14 days notice if the resolution is voted on a passed by two-thirds majority at the annual meeting.

The implementation of such a plan is clearly intended as an anti-takeover device. Shareholders may be denied the opportunity to respond to an offer which they find attractive if the right to call a special meeting is denied.

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ITEM 3.3.	SHAREHOLDER RIGHT TO TAKE ACTION BY WRITTEN CONSENT

a) Policy	We will vote AGAINST proposals to amend the Articles of Incorporation to require that any shareholder action be taken only at a meeting of shareholders.

b) Policy	We will vote FOR proposals which provide for the right of shareholders to take action by written consent.

Reasons	This proposal seeks to eliminate the right of shareholders to take action by written consent signed by the holders of securities sufficient to take such an action at a shareholder meeting.

As in the case of shareholder right to call a special meeting, we feel that the protection of the corporate governance rights of shareholders is best accomplished if the shareholders have the ability to take action at other than annual meetings.

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ITEM 3.4.	SUPER-MAJORITY VOTE REQUIREMENTS

a) Policy	We will vote AGAINST proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

b) Policy	We will vote FOR proposals to lower supermajority vote requirements to amend charter or bylaw provisions, or to approve mergers or other significant business combinations.

c) Policy	We will vote FOR proposals to adopt a simple majority vote requirement to amend charter or bylaw provisions, or to approve mergers or other significant business combinations.

Reasons	Certain management proposals calling for an amendment to the corporation’s Charter, Bylaws or Articles of Incorporation include a provision whereby a vote of more than a majority of shares would be required to subsequently amend the current proposal or other matters. Usually, these anti-takeover provisions require an affirmative vote of the holders of from 66 2/3% to 85% of the shares eligible to vote.

It is our position that such proposals are inherently not in the best interests of shareholders, believing that a majority of shareholders, the owners of the corporation, are entitled to govern. Consequently, we would generally oppose such proposal unless the nature of the proposal requiring a supermajority vote is sufficiently important to the best interest of the shareholders.

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ITEM 3.5.	MERGERS, ACQUISITIONS & OTHER BUSINESS COMBINATIONS

Policy	Proposals seeking approval of a merger between the corporation and other entities and related matters, or relating to acquisitions of or by the corporation will be examined on a CASE-BY-CASE basis.

Reasons	We will review all available information relating to any proposed merger or acquisition to determine its potential impact on shareholders. If we determine such action to be in the shareholders’ best interest, we will vote FOR such a proposal.

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ITEM 3.6.	AUTHORIZING ADDITIONAL COMMON STOCK

a) Policy	We will vote FOR proposals to authorize an increase in the number of authorized shares of common stock.

b) Policy	We will vote FOR proposals to approve public issuance of convertible corporate bonds.

Reasons	Often an increase in the number of authorized common shares is desirable, sometimes in conjunction with a stock split designed to make the stock, at a reduced price, more widely available in a broader market. Additionally, the availability of a sufficient number of shares gives management the flexibility to obtain equity financing for many purposes, including acquisitions.

While there are anti-takeover uses for excess available shares, we believe that the necessity of financing flexibility overrides these other concerns. We tend to oppose anti-takeover devices in general and believe that there are other means of protection against anti-takeover provisions.

The public issuance of convertible corporate bonds generally benefits a company by increasing its capital strength.

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ITEM 3.7.	PREFERRED STOCK AUTHORIZATION

Policy	Proposals to authorize new classes of preferred stock, or to increase the number of authorized shares of preferred stock, will be examined on a CASE-BY-CASE basis.

Reasons	On occasion, management seeks to issue a new class of stock, usually a preferred issue. Although there are sound business purposes for the use of preferred stock, which we support, we believe that the terms of the preferred issue, including voting, conversion, distribution and other rights should be made clear at the time approval is requested. If these terms are not identified, in which case the issue is referred to as “Blank Check Preferred Stock”, we will vote against efforts to authorize the issue or increase the number of shares authorized under such an outstanding issue.

Blank Check Preferred Stock is a powerful anti-takeover defense tool, as management is given the power and discretion to set terms, such as superior voting rights, which are attached to shares typically sold into “friendly” hands to oppose a takeover attempt. We generally oppose such barriers to hostile offers, preferring instead to have such offers fully considered by shareholders.

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ITEM 3.8.	UNEQUAL VOTING RIGHTS

a) Policy	We will vote AGAINST proposals authorizing or issuing shares with superior or otherwise unequal voting rights.

b) Policy	We will vote FOR proposals calling for the rescission of shares or classes of shares which have superior voting rights.

c) Policy	We will vote FOR proposals requiring one vote per share.

Reasons	The term “unequal voting rights” can apply in a number of different situations, the most common of which is dual-class voting. This refers to corporations with two different classes of voting stock, one of which carries more votes per share than the other; for example, Class A Common may have one vote per share while Class B Common has ten votes per share. Another type is time-phased voting, where voting rights increase with the length of time the shares are owned by a single investor, then revert to the minimum number of votes when the shares are traded. Other corporations have set a limit on the number of votes which may be cast by a single shareholder. All of these types of voting arrangements were created to give an ownership advantage to an individual or group, such as in the case of a family business going public.

While some of these arrangements have been eliminated by law or regulation, those corporations where such arrangements already existed were not required to restructure. Also, there is no guarantee that such rules will not again be changed. In general, it is our belief that the “one share, one vote” process that is prevalent in publicly held corporations is in the best interest of shareholders.

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ITEM 3.9.	PREEMPTIVE RIGHTS

a) Policy	We will vote FOR proposals to issue shares with preemptive rights to a maximum of 100 percent over currently issued capital.

b) Policy	We will vote FOR proposals to issue shares without preemptive rights to a maximum of 20 percent of currently issued capital.

c) Policy	Proposals for the general issuance of shares with or without preemptive rights above and beyond the aforementioned thresholds, or conflicts with our current antitakeover policy, will be examined on a CASE-BY-CASE basis.

d) Policy	We will vote AGAINST proposals for the general issuance of shares with or without preemptive rights with no specified discount limits.

Reasons	Preemptive rights are a legal protection giving shareholders the rights to subscribe to new share issuance in proportion to their existing holdings, and thus are important in helping to manage the risk of unwanted dilution. Issuance of more than 20 percent without this right would not be in the best interest of current shareholders.

In addition, we do not support any share issuance authorization if it can be used for antitakeover purposes without shareholders’ approval or if the possibility to use them for antitakeover purposes without shareholders’ approval cannot be excluded.

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ITEM 3.10.	FAIR PRICE PROVISIONS

a) Policy	We will vote FOR proposals to adopt a fair price provision, if the shareholder vote requirement included in the provision calls for no more than a majority of the disinterested shares. We will vote AGAINST all such provisions that require more than a majority vote.

b) Policy	We will vote FOR proposals to lower the supermajority shareholder vote requirement included in existing fair price provisions, or to submit the fair price provision to a shareholder vote.

Reasons	Fair price provisions are legitimately used to allow a bidder to consummate a merger or acquisition without Board approval or a shareholder vote as long as the offer satisfies the price requirement contained in the provision. The common requirement is that the acquirer must pay the same share price to minority shareholders as was paid to gain a controlling interest.

The protection afforded by a fair price provision applies primarily to a two-tier offer. Normally, the acquirer will first offer to pay a premium and accept only a sufficient number of shares in the first tier to acquire control, and will offer to pay cash for those shares. In the second tier, those shareholders who remain may be offered a lower price which may also include securities rather than cash. Typically, shareholders will rush to tender their shares whether or not the offer is in their best interest to avoid being caught in the second, and less desirable, tier. We feel this two-tier, front-end loaded tender offer is inherently coercive and abusive and believe that a properly constructed fair price provision is probably the best defense against it.

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ITEM 3.11.	PAYMENT OF “GREENMAIL”

Policy	We will vote FOR proposals to prohibit the payment of “Greenmail”.

Reasons	The term “Greenmail” applies to a situation where a corporation offers to buy shares of its stock from an individual investor or group of investors at a price not offered to all shareholders, often in excess of the prevailing market price. This usually occurs when an unfriendly investor or group has acquired a significant position in the corporation’s securities and may have announced an intention to acquire control.

We believe that the payment of such an excess price to specific shareholders without offering the same price to minority shareholders is inequitable and unfair to such minority shareholders.

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ITEM 3.12.	RIGHTS PLANS (“POISON PILLS” and “NOL PILLS”)

a) Policy	We will vote AGAINST proposals for the adoption of a Shareholder Rights Plan (sometimes “Purchase Rights Plan”).

b) Policy	We will vote FOR proposals requiring the corporation to redeem the rights granted under a previously adopted Shareholder Rights Plan, or to submit the Plan to a vote of the shareholders.

c) Policy	We will examine proposals requesting that corporations adopt NOL Rights Plans (NOL PILLS) on a CASE-BY-CASE basis.

Reasons	Shareholder Rights Plans provide certain rights to purchase new shares which are exercisable in the event an unsolicited offer made by a third party to acquire the corporation takes place. These plans are often adopted by the Board without being submitted for shareholder approval. The Plan is generally intended to protect the shareholders against unfair or coercive takeover tactics.

Positions taken against such Plans point out that the effect of these plans is to deny shareholders the right to decide these important issues, a basic right of ownership, and the opportunity to sell their shares at advantageous prices to potential bidders.

As previously stated, we believe that anti-takeover proposals are generally not in the best interest of shareholders. Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

There is more rationale for a poison pill that protects a material NOL than the rationale for a regular poison pill, so we will review NOL rights plans on a case-by-case basis.

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ITEM 3.13	STAKEHOLDER PROVISIONS

a) Policy	We will vote AGAINST proposals allowing the Board to consider stakeholder interests when faced with a takeover offer.

b) Policy	We will vote FOR proposals to remove existing charter and bylaw provisions allowing the Board to consider stakeholder interests when faced with a takeover offer.

Reasons	The stakeholder concept promotes the belief that corporations owe a duty to constituencies other than shareholders, including local communities, employees, suppliers and creditors. Such a duty is undeniable; we fully believe that corporations have certain social and legal responsibilities that cannot be ignored. These might include the obligation to provide a safe workplace and to pay creditors responsibly.

This issue has developed into one of accountability. We believe that our legal and economic system is soundly based on the accountability of corporate managers to the shareholders whose capital is at risk. While we recognize the obligations of the corporation to its other constituents, we cannot support provisions which undermine the principle that the first responsibility of directors is to the shareholder.

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ITEM 3.14.	TARGETED SHARE PLACEMENTS

Policy	We will examine proposals requesting that corporations first obtain shareholder authorization before issuing voting stock, warrants, rights or other securities convertible into voting stock, to any person or group, unless the voting rights at stake in the placement represent less than five percent of existing voting rights, on a CASE-BY-CASE basis.

Reasons	One of the more powerful takeover defenses developed by management is the placement of large blocks of stock into friendly hands. In some cases, the benefits gained by the “white knight” have included significant monetary advantages and preferential treatment not offered to other shareholders. This is clearly not in the best interest of the other shareholders.

Generally, we would vote FOR the type of shareholder proposals stated above, but we also recognize that for certain corporations and in certain circumstances we might choose to do otherwise when we felt the best interests of the shareholders so warrant.

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ITEM 3.15.	RIGHTS OF APPRAISAL

Policy	We would vote FOR proposals to provide rights of appraisal to dissenting shareholders.

Reasons	Rights of appraisal provide shareholders who do not approve the terms of a merger the right to demand a judicial review to determine a fair market value for their shares. In certain cases, particularly without a fair price provision, rights of appraisal might be the only remedy of unsatisfied shareholders.

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ITEM 3.16.	STATE OF INCORPORATION

a) Policy	Proposals to change a corporation’s state of incorporation will be examined on a CASE-BY-CASE basis.

b) Policy	Proposals to opt-in or opt-out of state anti-takeover statutes will also be examined on a CASE-BY-CASE basis.

Reasons	On occasion, a corporation will seek to change its state of incorporation. Although we generally believe management should have the right to make this determination, some states, in order to increase state revenues, have instituted laws and regulations meant to lure corporations to change their domicile, sometimes contrary to the best interest of corporate shareholders. A careful evaluation is necessary to determine the impact of such a change on shareholders’ ability to maintain their rights of corporate governance.

Some states also have certain statutes, including anti-takeover statutes, which corporations may adopt or reject as they choose. This has given rise to management attempts to opt-in and shareholder efforts to opt-out of these statutes. Again, a careful evaluation as to shareholders’ best interest is required.

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ITEM 3.17.	CHANGE OF CORPORATE NAME

Policy	We will vote FOR proposals to amend the Articles of Incorporation whereby the corporation shall change its name.

Reasons	A name change is usually related to a merger or acquisition and/or reflects the corporation’s desire to have the corporate name more accurately reflect its primary business activity or entity. Unless for some reason we feel the name change will be so detrimental to the business as to negatively affect share value, we would support such a change.

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ITEM 3.18.	APPROVAL OF DIVIDENDS

a) Policy	We will generally vote FOR proposals to approve dividends.

b) Policy	We will vote AGAINST the approval of dividends if they significantly deviate from industry best practices and/or industry norms.

c) Policy	We will generally vote FOR proposals to authorize capitalization of reserves for bonus issue or increase in par value.

Reasons	Dividends are usually considered “positive” for shareholders unless, based on the company’s financial circumstances, the dividend could be considered excessive or could otherwise be considered detrimental to the business or negatively impact share value.

Shareholders would receive new shares or a boost in the par value of their shares at no cost. Dilution is not a problem when capital is increased using these scenarios, as this would merely transfer wealth to shareholders.

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PROXY VOTING POLICIES

ITEM 3.19.	EXPANSION OF BUSINESS LINES, PRODUCTS AND/OR SERVICES

Policy	We will vote FOR proposals to expand business lines, products and/or services.

Reasons	It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to expand business lines, products or services.
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PROXY VOTING POLICIES

ITEM 3.20.	DE-LISTING SHARES.

Policy	We will vote FOR proposals to de-list company shares.

Reasons	It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to de-list its shares.

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PROXY VOTING POLICIES

ITEM 3.21.	REPURCHASE ISSUED SHARE CAPITAL.

a) Policy	We will vote FOR proposals to repurchase issued share capital.

Reasons	It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to repurchase issued share capital unless it is believed that such action is not being taken in the best interest of the shareholders.

Japanese Meetings Only

b) Policy	We will vote FOR proposals to repurchase shares at the Board’s discretion, thereby eliminating the need for shareholder approval.

Reasons	It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to repurchase issued share capital unless it is believed that such action is not being taken in the best interest of the shareholders.
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PROXY VOTING POLICIES

ITEM 3.22.	REDUCE SHARE CAPITAL THRU CANCELLATION OF REPURCHASED SHARES.

a) Policy	We will vote FOR proposals to reduce capital through the cancellation of repurchased shares.

b) Policy	We will vote AGAINST any proposals referred to above if the cancellation terms are not spelled out in the proposal or if the cancellation is left to the discretion of the Board or of management or at a price to be determined by the Board or by management.

Reasons	It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to reduce share capital thru cancellation of repurchased shares unless it is believed that such action is not being taken in the best interest of the shareholders.
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PROXY VOTING POLICIES

ITEM 3.23.	AMEND ARTICLES.

a) Policy	We will vote FOR proposals to amend Articles to cancel warrants.

Reasons	It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to cancel warrants unless it is believed that such action is not being taken in the best interest of the shareholders.

b) Policy	We will vote FOR proposals to amend Articles of Association / Articles of Incorporation that are necessary to comply with relevant rules, regulations and/or law.

Reasons	It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to amend articles to comply with any relevant rules, regulations or law and whether such action is being taken in the best interest of the shareholders.

c) Policy	All other proposals to amend a corporation’s Articles of Association will be examined on a CASE-BY-CASE basis.

Reasons	On occasion, a corporation will seek to amend its Articles of Association. Although we generally believe management should have the right to seek these amendments to adapt to changes in its environment, a careful evaluation of the proposal is necessary in order to determine the impact of such a change and whether it is in the best interest of corporate shareholders.

d) Policy	We will vote to adopt the jurisdiction of incorporation as the exclusive forum for certain disputes on a CASE-BY-CASE basis.

e) Policy	Generally vote FOR article amendments that are non-contentious and have no negative impact on shareholder rights.

Reasons	An appropriate way to evaluate whether shareholders should approve exclusive venue provisions is to examine (1) whether the company has set forth a compelling argument in the proxy statement, and (2) whether the board has proven to be a good steward of the company’s governance generally.
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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

ITEM 3.24.	ACCEPT FINANCIAL STATEMENTS/STATUTORY REPORTS/FINANCIAL BUDGETS

Typically non-U.S. shareholder meetings

a) Policy	We will vote FOR proposals to accept financial statements, statutory reports and other legal formalities (the Funds will abstain from all non-voting matters).

b) Policy	We will vote FOR proposals to approve budgets in the absence of any issues concerning the handling and use of company funds.

c) Policy	We will vote AGAINST proposals to accept financial statements/statutory reports/financial budgets if there is a lack of disclosure.

Reasons	These matters are generally non-contentious and routine matters (if the matter is a non-voting matter, the Funds must abstain on these proposals because the voting system does not provide any other option). These reports are generally designed to give shareholders an idea of how the company performed and provide an idea of the various other operational highlights in the just-concluded fiscal year. It is our belief that the judgment of management, as monitored by the Board, is best suited to ensure routine financial statements and statutory reports are properly monitored to comply with Sarbanes-Oxley and any other governing rules.
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PROXY VOTING POLICIES

ITEM 3.25.	APPROVE DISCHARGE OF BOARD AND SENIOR MANAGEMENT RESPONSIBILITY FOR FISCAL YEAR IN REVIEW

Typically non-U.S. annual shareholder meetings (this is a standard request in Switzerland)

Policy	We will vote FOR proposals to approve the discharge of board, senior management, and auditors’ responsibility for the fiscal year in review if the proxy will not operate as a release or discharge of the directors’ liability.

Reasons	These matters are generally non-contentious and routine matters in foreign countries and represents tacit shareholder approval of actions taken during the year. There may be occasions where we will vote against such proposals where a board’s actions have come under question or where there actions have faced a legal claim, suit or similar challenge.

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PROXY VOTING POLICIES

ITEM 3.26	REVERSE STOCK SPLIT

Policy	We will vote proposals to approve reverse stock splits on a CASE-BY-CASE basis.

Reasons	Many times a reverse stock split is necessary to increase the market price of the common stock to a price more suitable to brokerage houses, to decrease the amount and percentage of transaction costs paid by individuals, to improve the company’s ability to raise capital, and continue the company’s listing on the NYSE. However, to meet a company’s minimum required share reserve for other business purposes our management might vote against because it is not in the best interest of shareholders.

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PROXY VOTING POLICIES

SECTION 4 - EXECUTIVE/EMPLOYEE ISSUES

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PROXY VOTING POLICIES

ITEM 4.1.	LONG-TERM INCENTIVE PLANS

a) Policy	Proposals to approve or amend various incentive compensation plans, savings & investment plans, stock purchase plans, or similar plans for officers and employees will be evaluated on a CASE-BY-CASE basis.

Reasons	In an effort to attract and retain qualified officers and employees, corporations must develop and maintain a competitive compensation program, which may include salaries and other cash or equity-based elements of compensation. We will generally vote FOR such plans if we believe they are reasonable.

b) Policy	We will vote FOR proposals to amend long-term incentive plans when the full dilution is equal to or below 10% and/or when compared to their peers, the full dilution is below the GICS average.

Reasons	By looking at dilution in the context of their peer groups, we can better understand the acceptable threshold of dilution for a company.

c) Policy	We will generally vote FOR proposals to limit/prohibit accelerated vesting of awards.

Reasons	Accelerated vesting of awards to pursue government service can be considered a type of “golden parachute” that provides large payouts for executives unrelated to their performance. We believe that if an individual voluntarily resigns to pursue government service before vesting conditions are met, the unvested awards should be forfeited. Also, in other cases where there is a change in control, we will prohibit the acceleration of unvested awards but allow the board to provide grants or purchase agreements that any unvested award will vest on a partial, pro rata basis up to the time of the named executive officer’s termination.

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PROXY VOTING POLICIES

ITEM 4.2.	SEVERANCE AGREEMENTS (“GOLDEN PARACHUTES”)

Policy	Proposals to ratify, cancel or submit for shareholder approval various executive severance agreements will be examined on a CASE-BY-CASE basis.

Reasons	Executive severance agreements, commonly referred to as “golden parachutes,” represent a special kind of employment agreement for executives and key employees that provide severance payments in the event of termination (voluntary or involuntary) following a change in control of the corporation.

We believe that it would be difficult to attract and retain competent senior managers, especially in the prevailing environment of proxy contests and hostile takeovers, without severance agreements for executives who are at considerable risk in the event an outsider gains control. Additionally, during a change of control shareholders need executives to focus their attention on managing the business, not seek new and more secure employment.

Accordingly, it is our opinion that severance agreements are generally necessary and in the best interest of shareholders, and should be accepted as a cost of having senior management available to operate the corporation on a day-to-day basis. We do believe that the examination of these proposals should include consideration of change-in-control benefits in the corporation’s long-term incentive plans, that participation should be limited to key employees, and that the payout of benefits should be reasonable in term and amount.

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PROXY VOTING POLICIES

ITEM 4.3.	EMPLOYEE STOCK OWNERSHIP PLANS / EMPLOYEE STOCK PARTICIPATION PLANS

We will vote proposals to establish or revise an Employee Stock Ownership Plan (ESOP) / Employee Stock Participation Plans (ESPP) on a CASE-BY-CASE basis.

Reasons	In general, stock purchase plans are beneficial in nature, enabling employees to become shareholders and giving them a stake in the company’s growth. However, they should be balanced and in the best interest of all shareholders. A few of the factors to consider are the purchase price, offering period, and evergreen provisions. Also, some corporations may design and propose such plans primarily to serve as anti-takeover devices. In this regard, we find it necessary to examine the potential size of the plan to determine whether, in our judgment, its true purpose is takeover defense.

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PROXY VOTING POLICIES

ITEM 4.4.	STOCK OWNERSHIP REQUIREMENT FOR EXECUTIVES

a) Policy	We will vote AGAINST proposals requiring a minimum stock ownership position on the part of executives, whether in shares or at some level of market value.

b) Policy	We will vote AGAINST proposals for executives to hold stock for a specified period after retirement.

Reasons	We do not oppose stock ownership by executives; rather we believe that stock ownership tends to align the interests of executives and shareholders. The inflexible requirement usually found in these proposals, however, is not in the best interest of shareholders. A mandatory requirement for a level or period of stock ownership may preclude the corporation from acquiring the services of an otherwise qualified executive.
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PROXY VOTING POLICIES

ITEM 4.5.	CLAWBACK OF PAYMENTS UNDER RESTATEMENT OF EARNINGS OR WRITE-OFF

Policy	We will vote FOR shareholder proposals requiring a Board to seek reimbursement of all performance-based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met, taking into account the negative restatement of earnings or write-off.

Reasons	We favor such reimbursement, to the fullest extent possible and we believe that the board is in the best position to review these matters and seek reimbursement from appropriate parties as necessary.
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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

ITEM 4.6.	REIMBURSEMENT OF EXPENSES FOR CERTAIN SHAREHOLDER-NOMINATED DIRECTOR CANDIDATES

Policy	We will vote AGAINST proposals requiring a Board to reimbursement expenses, including but not limited to legal, advertising, solicitation, printing, and mailing costs, incurred by a shareholder or group of shareholders in a contested election of directors.

Reasons	Required reimbursement of expenses would permit campaigns to be mounted by a minority of shareholders to seat special interest candidates while having the costs of such campaigns financed by all shareholders, regardless of the candidate’s qualifications or suitability.

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PROXY VOTING POLICIES

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PROXY VOTING POLICIES

ITEM 4.7	STOCK OPTION EXCHANGE

Policy	We will vote proposals to approve stock option exchange programs on a CASE-BY-CASE basis.

Reason	The stock option exchange program can be beneficial if the executive officers are excluded from participation, if specific exchange ratios show a value-for-value exchange, if exchanged shares are cancelled and not recycled back into the plan, and additional vesting terms are applied to the exchanged options. We would vote against if the above items are not in place.

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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

ITEM 4.8	STOCK OPTION REPRICING

Policy	We will vote proposals to approve repricing of options on a CASE-BY-CASE basis.

Reason	In order to approve repricing of options the program should incorporate best practices such as: a value neutral exchange, the exercise price of the new options set at a premium to the new grant date market price, exclusion of executives from the program, maintaining the original terms of the options, and subjecting the new options to new vesting conditions.

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PROXY VOTING POLICIES

SECTION 5 - DISCLOSURE ISSUES

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PROXY VOTING POLICIES

ITEM 5.1.	EXECUTIVE COMPENSATION/RATIFY NAMED EXECUTIVE COMPENSATION

a) Policy	We would vote AGAINST proposals requiring disclosure in the proxy statement of the compensation of all individuals who were paid at or above a certain level.

Reasons	We generally believe that such disclosure is properly under the direction of the SEC, which has set the prevailing standard of disclosure for this information.

b) Policy	We would vote AGAINST any shareholder proposal to limit compensation of any particular individual / employee to a specified level.

Reasons	We generally believe that such limitations falls under the discretion of management. The inflexible requirement usually found in these proposals is not in the best interest of shareholders as any limitation to compensation could preclude the corporation from acquiring the services of an otherwise qualified employee.

c) Policy	Generally vote FOR management say on pay (MSOP) proposals, including approving remuneration reports for directors and executives.

Reasons	In general, we believe that the investment business strategies of most corporation, including remuneration, should primarily be left to management’s decision.

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PROXY VOTING POLICIES

ITEM 5.2.	PRIOR GOVERNMENT SERVICE

Policy	We would vote AGAINST proposals relating to the disclosure of prior government service of certain employees or consultants, lobbyists, legal counsel, investment bankers, directors or others.

Reasons	We believe that corporations are required to comply with a large and growing number of laws and regulations designed to prevent conflicts of interest. We would anticipate additional expense with no meaningful benefit to shareholders from requiring additional disclosure.
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PROXY VOTING POLICIES

ITEM 5.3.	FEES PAID TO CONSULTANTS

Policy	We would vote AGAINST proposals seeking to limit or eliminate the use of consultants or require reporting of fees paid to consultants.

Reasons	We recognize the value and necessity of corporations from time to time seeking outside expertise and advice from consultants, and generally believe that the judgment of management, as monitored by the Board, is the proper basis for doing so.

We see no meaningful benefit to shareholders and potential harm to the corporation, and thus to shareholders, by restricting or eliminating such practice. Further, we would anticipate additional expense from reporting such activity.

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PROXY VOTING POLICIES

ITEM 5.4.	OTHER DISCLOSURE PROPOSALS

Policy	Other proposals seeking to require reports of various practices, policies or expenditures will be examined on a CASE-BY-CASE basis.

Reasons	In general, we will vote FOR such proposals only when we believe that corporate disclosure has been inadequate in the past, that the information being requested is not readily available from other sources, that appropriate regulatory authority over the practice, policy or expenditure is inadequate, and/or that the cost of providing such a report will be more than offset by the benefits to be received by the shareholders as a group.

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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

ITEM 5.5	SAY ON PAY: FREQUENCY OF VOTES

Policy	For management and shareholder proposals on the frequency of advisory votes to ratify named executive officers’ compensation, we will opt for every three years.

Reason	The compensation of management can be monitored every year, whether or not there is a Say On Pay vote.

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PROXY VOTING POLICIES

SECTION 6 - SOCIAL ISSUES

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PROXY VOTING POLICIES

ITEM 6.1.	EQUAL EMPLOYMENT OPPORTUNITY

Policy	We will vote AGAINST proposals requiring additional reporting and/or amendments to equal employment opportunity policies above the level required by law.

Reasons	We believe that corporations are required to comply with numerous laws and regulations governing equal employment opportunity wherever facilities are situated, and that in general, corporations do comply. We see little benefit to shareholders to offset the expense of requiring a separate report in this regard.

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PROXY VOTING POLICIES

ITEM 6.2.	THE ENVIRONMENT

a) Policy	We will vote proposals seeking adherence to environmental principles and/or reporting on environmental issues above that which is required by law on a CASE-BY-CASE basis.

b) Policy	We will vote FOR all management proposals regarding fracking.

Reasons	Although we recognize that corporations have environmental responsibilities, we believe that, in most cases, regulation and control is appropriately left to regulatory agencies charged with monitoring environmental impacts of corporate policies and procedures and that shareholders do not typically benefit as investors by imposing additional environmental requirements on their corporations.

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PROXY VOTING POLICIES

ITEM 6.3.	LINES OF BUSINESS (RESTRICTIONS)

Policy	We will vote AGAINST proposals seeking the termination of lines of business or corporate business activity, including:

A.	Military contracts and requirements for conversion of facilities to civilian production;

B.	Space weapons research; and

C.	Nuclear activities and/or facilities.

Reasons	We generally oppose proposals where shareholders seek to require the termination of lines of business or corporate business activities, or to require extensive reporting on such activities beyond that required by regulatory agencies. We anticipate no meaningful benefit to all but a very few shareholders from such requirements, but would expect the incurrence of additional expense in the preparation, production and distribution of reports.

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PROXY VOTING POLICIES

ITEM 6.4.	ANIMAL RIGHTS

Policy	We will vote AGAINST proposals eliminating, restricting and/or reporting on the use of animals in product testing, or proposals asking the corporation to use its economic influence to protect animal rights.

Reasons	Decisions as to the means and manner in which a corporation chooses to do business are properly the responsibility of management. Live animal testing subjects corporations to the regulatory and social attention of numerous agencies and interests. Most such corporations limit the use of live animals in testing and adopt procedures that are as humane as possible under the circumstances. We see no meaningful benefit to shareholders as investors by requiring additional reports on these activities.

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PROXY VOTING POLICIES

ITEM 6.5	ADOPT PRINCIPLES FOR HEALTH CARE REFORM

Policy	We will vote AGAINST shareholder proposals to adopt principles for health care reform.

Reasons	Management should have the flexibility to make decisions on specific policy positions based on their own assessment of the most beneficial health care strategies for the company.

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IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICY

ITEM 6.6	HUMAN RIGHTS

Policy	We will vote AGAINST shareholder proposals to adopt policies on human rights.

Reasons	The scope and binding structure of most human rights proposals present many challenges. We believe the decision on key operational initiatives is best left to the discretion of management.

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PROXY VOTING POLICIES

SECTION 7 - OTHER ISSUES

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PROXY VOTING POLICIES

ITEM 7.1.	LOCATION OR DATE OF ANNUAL MEETING

a) Policy	We will vote AGAINST shareholder proposals seeking to change or dictate the location or date of the corporation’s annual meeting.

b) Policy	We will vote FOR management proposals seeking to change the location or date of the corporation’s annual meeting.

Reasons	We believe that the selection of the location and date of the annual meeting is a proper function of the Board. Recognizing that no date or location would be satisfactory to all shareholders, we oppose attempts to dictate dates or locations to the Board and see no benefit to shareholders by doing so.

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PROXY VOTING POLICIES

ITEM 7.2.	POLITICAL ACTIVITY

a) Policy	We will FOR proposals requesting political contributions that fall within permitted campaign finance limits or other similar laws.

b) Policy	We will vote AGAINST shareholder proposals requiring the publication of reports on political activity or contributions made by political action committees (PAC’s) sponsored or supported by the corporation.

Reasons	We generally oppose such proposals for the following reasons:

A.	Corporations are prohibited by law from spending corporate funds to assist candidates or political parties in federal elections. While certain states allow such contributions, we believe participation is usually immaterial.

B.	PAC contributions are generally made with funds contributed voluntarily by employees, and provide a positive individual participation in the political process of a democratic society.

C.	Costs relating to the administration of corporate-sponsored PAC’s are, in our opinion, generally minimal and immaterial.

D.	Federal and most state laws require full disclosure of political contributions made by PAC’s. This is public information and available to all interested parties.

We believe requiring reports or newspaper publication of corporate activity in these areas would result in added expense without commensurate benefit to shareholders.

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PROXY VOTING POLICIES

ITEM 7.3.	CHARITABLE CONTRIBUTIONS

a) Policy	We will vote AGAINST proposals requiring the reporting, limitation or elimination of corporate charitable/educational contributions.

b) Policy	Generally vote FOR management proposals requesting to make charitable donations,

Reasons	We generally support management’s charitable contributions for the following reasons:

A.	We believe that corporations have social responsibilities and that corporate giving in reasonable amounts for charitable or educational purposes falls within this category.

B.	We believe that the likely alternative to corporate giving is assumption of related costs by society at large, to some degree with public funds acquired through taxation of citizens, including shareholders.

C.	We believe that charitable and educational donations by publicly held corporations are generally reasonable in amount, and an appropriate function of management decision-making as governed by the Board.

Accordingly, our conclusion would be that limiting or eliminating such contributions would be of no meaningful direct benefit to shareholders, while such practice has significant indirect benefits.

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PROXY VOTING POLICIES

ITEM 7.4.	OPEN OR ADJOURN MEETING

Policy	We will vote FOR management proposals to open or adjourn the corporation’s annual meeting.

Reasons	We believe that the proper time to open or adjourn the annual meeting is a proper function of the Board. We oppose attempts by others to dictate when a Board opens or adjourns its meetings and see no benefit to shareholders by doing so.

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PROXY VOTING POLICIES

ITEM 7.5.	SHARE BLOCKING

Policy	We will TAKE NO ACTION on any matter in which a foreign country or company places a block on the Fund’s ability to trade those shares for any period of time after the vote.

If voting “TAKE NO ACTION” is not an option on the proxy ballot and we are required to vote on re-registration of shares, we will vote AGAINST the re-registration of shares where the Fund’s ability to trade shares for any period after the vote will be blocked or restricted.

Reasons	We believe that it is typically in the best interest of the shareholder to have the unrestricted ability to purchase or sell a security and such ability is infrequently outweighed by the opportunity to vote on any company matter, the result of which, is to temporarily block the Fund’s ability to purchase or sell that company.

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PROXY VOTING POLICIES

ITEM 7.6.	MAJORITY VOTING VERSUS PLURALITY VOTING

a) Policy	We will vote FOR proposals requiring a majority of votes, as long as the proposal has a plurality back-up plan for those cases where no one receives a majority of the votes.

b) Policy	We will vote AGAINST proposals requiring a majority of votes in order to be nominated to the Board of Directors if there is no plurality back up plan for cases where an appropriate slate of directors fail to receive a majority of votes.

Reasons	In many of these instances, these proposals fail to provide for any alternative in the situation where no director receives a majority of votes cast. We believe that it is in the best interest of the shareholders to have at least some board review as opposed to having empty positions in the situation where a split vote occurs and a director receives a plurality of the vote but no one director receives a majority of the votes cast.

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PROXY VOTING POLICIES

ITEM 7.7.	TRANSACT OTHER BUSINESS

a) Policy	We will vote AGAINST proposals to transact other business that is not identified or disclosed.

b) Policy	We will vote proposals to adjourn meetings pending shareholder approval for a merger on a CASE-BY-CASE basis.

Reasons	In many of these instances, these proposals fail to provide any indication of the “other business” to be conducted. We believe that it is in the best interest of the shareholders to have at least had some description of the matter at hand prior to granting the board power to vote on behalf of the shareholders.

In those cases where we are in favor of a merger we would be in favor of the adjournment. In those cases where we are opposed to the merger we would be against the adjournment.

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PROXY VOTING POLICIES

ITEM 7.8.	APPROVE AGENDA/ACKNOWLEDGE MEETING IS PROPERLY CONVENED

Policy	We will vote FOR management proposals to approve the meeting agenda or acknowledge that a meeting has been properly convened.

Reasons	We believe these matters are largely routine in nature, subject to basic guidelines and are not subject to abuse. Whether a meeting is properly convened is an objective process subject to basic guidelines and is a proper function of the Board.

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Global Proxy Voting Procedures and Guidelines

North America, Europe, Middle East, Africa, Central America, South America, and Asia

April 1, 2019

J.P.Morgan
Asset Management

Corporate Governance Policy & Voting Guidelines
Contents
I. JPMorgan Asset Management Global Proxy Voting Procedures	2
A. Objective	2
B. Proxy Committee	2
C. The Proxy Voting Process	3
D. Material Conflicts of Interest	4
E. Escalation of Material Conflicts of Interest	5
F. Recordkeeping	6
II. Proxy Voting Guidelines	7
A. North America	7
1. Board of Directors	8
2. Proxy Contests	10
3. Ratification of Auditors	10
4. Proxy Contest Defenses	11
5. Tender Offer Defenses	12
6. Miscellaneous Board Provisions	14
7. Miscellaneous Governance Provisions	15
8. Capital Structure	17
9. Executive and Director Compensation	18
10. Incorporation	21
11. Mergers and Corporate Restructurings	21
12. Social and Environmental Issues	22
13. Foreign Proxies	24
14. Pre-Solicitation Contact	25
B. Europe, Middle East, Africa, Central America and South America	26
C. Asia ex Japan	51
D. Japan	68

1

Corporate Governance Policy & Voting Guidelines

I. JPMorgan Asset Management Global Proxy Voting Procedures

A. Objective

As an investment adviser within JPMorgan Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a “JPMAM Entity” and collectively as “JPMAM”) may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMAM adopted these Procedures.

These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the “Guidelines”). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMAM may not always vote proxies in accordance with the Guidelines.

B. Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

2

Corporate Governance Policy & Voting Guidelines

C. The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

1 The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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Corporate Governance Policy & Voting Guidelines

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investmentprofessionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

For certain commingled funds that are index replication portfolios, JPMAM is permitted in certain instances to delegate its proxy voting authority in whole or in part to the Independent Voting Service. This delegation may occur where JPMAM is restricted under applicable laws from voting a particular security or to permit JPMAM to utilize exemptions applicable to positions in bank or bank holding company stocks held in such funds. Additionally, where securities are held only in certain passive index tracking portfolios and not owned in our active accounts, the proxy may be voted in accordance with the Independent Voting Service’s recommendation if JPMAM’s guidelines require case by case determination. For separate accounts utilizing the Global Bank Opportunities strategy, JPMAM will delegate its proxy voting to the Independent Voting Service.

D. Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

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Corporate Governance Policy & Voting Guidelines

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM's relationship with such company and materially impact JPMAM's business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

E. Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, a legal representative from the Proxy Committee will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action: removing certain JPMAM personnel from the proxy voting process; “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

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Corporate Governance Policy & Voting Guidelines

F. Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

•	a copy of the JPMAM Proxy Voting Procedures and Guidelines;
•	a copy of each proxy statement received on behalf of JPMAM clients;
•	a record of each vote cast on behalf of JPMAM client holdings;
•	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;
•	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and
•	a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

It should be noted that JPMAM reserves the right to use the services of the Independent VotingService to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

J.P. Morgan Asset Management (Singapore) Limited JF International Management Inc.

J.P. Morgan Private Investments, Inc.

Bear Stearns Asset Management

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Corporate Governance Policy & Voting Guidelines

II. Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of

(1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

A. North America

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Corporate Governance Policy & Voting Guidelines

1. Board of Directors

A. Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

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Corporate Governance Policy & Voting Guidelines

2)	adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)	are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4)	ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

6)	WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.

7)	WITHHOLD from directors who are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) and all other directors who serve on more than four public company boards.

8)	WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)	WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)	WITHHOLD votes from compensation committee members who were

present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

11)	WITHHOLD votes from directors when there is a demonstrated history of poor performance or inadequate risk oversight.
12)	WITHHOLD votes from directors and/or committee members when the board adopts changes to the company’s by-laws or charter without shareholder approval if the changes materially diminish shareholder rights.
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Corporate Governance Policy & Voting Guidelines

13)	for newly public companies, vote case-by-case on directors as we believe the company should have the appropriate time frame to mature and better its governance structure and practices.

B. CEO Votes

Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

C. Proxy Access

Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 5% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years. Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.

We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. We generally support the board when they have adopted proxy access at a 3% / 3 year threshold either through a majority supported shareholder ballot or by adopting the bylaw on its own initiative. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process. Hence, we will generally vote against shareholder proposals which seek to amend an existing proxy access by law unless the terms of the proxy access right is unduly restrictive to shareholders.

2. Proxy Contests

A. Election of Directors

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

B. Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest should be made ona case-by-case basis.

3. Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

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Corporate Governance Policy & Voting Guidelines

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4. Proxy Contest Defenses

A. Board Structure: Staggered vs. Annual Elections

Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

•	Majority of board composed of independent directors,
•	Nominating committee composed solely of independent directors,
•	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,
•	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
•	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
•	Absence of superior voting rights for one or more classes of stock,
•	Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and
•	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

B. Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C. Cumulative Voting

Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

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Corporate Governance Policy & Voting Guidelines

•	Annually elected board,
•	Majority of board composed of independent directors,
•	Nominating committee composed solely of independent directors,
•	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),
•	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,
•	Absence of superior voting rights for one or more classes of stock,
•	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and
•	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

D. Shareholder Ability to Call Special Meeting

Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E. Shareholder Ability to Act by Written Consent

We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

F. Shareholder Ability to Alter the Size of the Board Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5. Tender Offer Defenses

A. Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

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Corporate Governance Policy & Voting Guidelines

Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B. Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

C. Greenmail

Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

D. Unequal Voting Rights

Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

E. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F. Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

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Corporate Governance Policy & Voting Guidelines

6. Miscellaneous Board Provisions

A. Separate Chairman and CEO Positions

We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

☐	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:
(1)	Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,
(2)	Serves as liaison between the chairman and the independent directors,
(3)	Approves information sent to the board,
(4)	Approves meeting agendas for the board,
(5)	Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,
(6)	Has the authority to call meetings of the independent directors, and
(7)	If requested by major shareholders, ensures that he is available for consultation and direct communication;
•	2/3 of independent board;
•	All-independent key committees;
•	Committee chairpersons nominated by the independent directors;
•	CEO performance is reviewed annually by a committee of outside directors; and ☐ Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a oneyear and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

B. Lead Directors and Executive Sessions

In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

C. Majority of Independent Directors

We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

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Corporate Governance Policy & Voting Guidelines

D. Stock Ownership Requirements

Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

E. Hedging / Pledging of Securities

We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

F. Term of Office

Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

G. Board Composition

We support board refreshment, independence, and a diverse skillset for directors. We believe that board composition should contribute to overall corporate strategies and risk management and will evaluate the board’s skills, expertise, and qualifications. We generally will vote case-by-case on shareholder proposals which seek to force the board to add specific expertise or to change the composition of the board.

H. Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

I. Board Size

Vote for proposals to limit the size of the board to 15 members.

J. Majority Vote Standard

We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7. Miscellaneous Governance Provisions

A. Independent Nominating Committee

Vote for the creation of an independent nominating committee.

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Corporate Governance Policy & Voting Guidelines

B. Confidential Voting

Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

C. Equal Access

Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

D. Bundled Proposals

Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

E. Charitable Contributions

Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

F. Date/Location of Meeting

Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

G. Include Nonmanagement Employees on Board

Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H. Adjourn Meeting if Votes are Insufficient

Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

I. Other Business

Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

J. Disclosure of Shareholder Proponents

Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

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Corporate Governance Policy & Voting Guidelines

K. Exclusive Venue

Generally, vote for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8. Capital Structure

A. Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

B. Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

C. Reverse Stock Splits

Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D. Blank Check Preferred Authorization

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

E. Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

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Corporate Governance Policy & Voting Guidelines

F. Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

G. Restructurings/Recapitalizations

Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clearsigns of self-dealing or other abuses.

H. Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I. Targeted Share Placements

These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9. Executive and Director Compensation

A. Stock-based Incentive Plans

Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. This will include whether dividends are paid or accrued to the unvested equity awards. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.

Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.

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Corporate Governance Policy & Voting Guidelines

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

B. Approval of Cash or Cash-and-Stock Bonus Plans

Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

C. Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

D. Say on Pay – Advisory Vote

Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

In the case of externally-managed REITs, generally vote against the advisory vote as there is a lack of transparency in both compensation structure and payout.

Say on Pay - Frequency

JPMAM will review compensation versus long/term performance on an annual basis.

E. Golden and Tin Parachutes

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

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Corporate Governance Policy & Voting Guidelines

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

F. 401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

G. Employee Stock Purchase Plans

Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broadbased participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution, which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

H. Option Expensing

Generally, vote for shareholder proposals to expense fixed-price options.

I. Option Repricing

In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

J. Stock Holding Periods

Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

K. Transferable Stock Options

Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

L. Recoup Bonuses

Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

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Corporate Governance Policy & Voting Guidelines

M. Two Tiered Compensation

Vote against proposals to adopt a two tiered compensation structure for board directors.

10. Incorporation

A. Reincorporation Outside of the United States

Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

B. Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

C. Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a caseby-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. Mergers and Corporate Restructurings

A. Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

B. Nonfinancial Effects of a Merger or Acquisition

Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

C. Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

D. Spin-offs

Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

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Corporate Governance Policy & Voting Guidelines

E. Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F. Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G. Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

H. Changing Corporate Name

Vote for changing the corporate name.

12. Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance.

With regard to social issues, among other factors, we consider the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

In evaluating how to vote environmental proposals, considerations may include but are not limited to the following— Issuer Considerations

•	Asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations
•	capital deployment of the company
•	cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs

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Corporate Governance Policy & Voting Guidelines

•	corporate behavior of the company, including whether senior management is incentivized for long-term returns
•	demonstrated capabilities of the company, its strategic planning process, and past performance
•	current level of disclosure of the company and consistency of disclosure across its industry
•	whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework

Proposal Considerations

•	would adoption of the proposal inform and educate shareholders and have companies that adopted proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company
•	does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices
•	does the proposal create the potential for unintended consequences such as a competitive disadvantage.

In general, we support management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

A. Military Business

Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on militaryrelated operations.

B. International Labor Organization Code of Conduct

Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

C. Promote Human Rights

Vote case-by-case on proposals to promote human rights.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

D. Equal Employment Opportunity and Discrimination

Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

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Corporate Governance Policy & Voting Guidelines

E. Animal Rights

Vote case-by-case on proposals that deal with animal rights.

F. Product Integrity and Marketing

Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

G. Human Resources Issues

Vote case-by-case on proposals regarding human resources issues.

Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

H. Link Executive Pay with Social and/or Environmental Criteria

Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

I. High Risk Markets

Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorismsponsoring state or otherwise.

J. Political Contribution

Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13. Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

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Corporate Governance Policy & Voting Guidelines

14. Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material nonpublic information and result in the imposition of trading restrictions. Accordingly, presolicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?

The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

•	a pending acquisition or sale of a substantial business;
•	financial results that are better or worse than recent trends would lead one to expect;
•	major management changes;
•	an increase or decrease in dividends;
•	calls or redemptions or other purchases of its securities by the company;
•	a stock split, dividend or other recapitalization; or
•	financial projections prepared by the Company or the Company's representatives.

What is pre-solicitation contact?

Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?” to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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Corporate Governance Policy & Voting Guidelines

B. Europe, Middle East, Africa, Central America and South America

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Corporate Governance Policy & Voting Guidelines

I. POLICY 29

II. VOTING GUIDELINES 30

1.	REPORTS & ACCOUNTS 30
2.	DIVIDENDS 31
3.	BOARD OF DIRECTORS 32
4.	COMPENSATION 35
5.	AUDITORS 37
6.	ISSUE OF CAPITAL 38
7.	MERGERS / ACQUISITIONS 38
8.	RELATED-PARTY TRANSACTIONS 39
9.	VOTING RIGHTS 39
10.	OTHERS 40

III. STEWARDSHIP AND ENGAGEMENT 42

IV. SOCIAL AND ENVIRONMENTAL 48

1.	CONTROVERSIAL WEAPONS 49
2.	CLIMATE CHANGE AND CARBON DISCLOSURE 49
3.	PRI 49
4.	PARTNERSHIPS AND AFFILIATIONS 50

I.	POLICY

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

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Corporate Governance Policy & Voting Guidelines

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM works closely with the UK Financial Reporting Council (FRC) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local

Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the

European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA) and will take their guidance into account where appropriate.

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset (although it should be noted that not all of our clients delegate voting authority to us. Some do not authorise us to vote, or delegate voting to a third party). It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

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As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

Responsibility for the formulation of voting policy in each region rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies and to provide a focal point for corporate governance issues. Each Committee is composed of senior analysts, portfolio managers, governance professionals, and can call upon members of legal and compliance, or other specialists, as appropriate. Committees meet at least quarterly, or more frequently as circumstances dictate. Each regional Committee reports, in turn, to a Global Proxy Committee, chaired by the Global Head of Equity, which has overall responsibility for our approach to governance issues worldwide, and for ensuring that regional policies comply with the firm’s global governance principles.

Stewardship and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, corporate governance specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. Full details of our Stewardship and Engagement Policy are contained in Part III of this document.

JPMAM was a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.

Sustainability

JPMAM believes that non-financial issues, such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations. Full details are contained in Part IV of this document.

Conflicts of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC's securities, lending, investment banking and other divisions to JPMAM investment professionals. The policy is available to download from our website.

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Corporate Governance Policy & Voting Guidelines

A conflict is deemed to exist when voting in relation to JPMorgan Chase & Co, or for JPMorgan Funds, or when JPMAM has knowledge that a JPMorgan affiliate is an advisor or has rendered a fairness opinion with respect to the matter being voted upon. When such conflicts are identified, JPMAM will call upon an independent third-party to make the voting decision, either in accordance with JPMAM voting guidelines or by the third party using its own guidelines, or when a JPMorgan affiliate receives a voting recommendation from a third party, as guided by Compliance. In certain circumstances, we may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote, or if we feel lent stock risks being used in a manner which may impede ongoing engagement activity.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

J.P. Morgan Asset Management London Proxy Committee January 2019

II. VOTING GUIDELINES

1.        REPORTS & ACCOUNTS

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects

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The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

We encourage companies to provide information on the ratio of CEO pay to median employee pay, and explain the reasons for changes to the ratio year on year and how it is consistent with the company’s wider policies on employee pay, reward and progression. Companies should also have regard to gender pay gaps (if any) and indicate to shareholders how the issue is to be addressed.

Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term. see Compensation

2.        DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

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3.        BOARD OF DIRECTORS

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

In our view, the board has a vital role to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing and promoting the culture, values and ethics of the company and in setting the ‘tone from the top’. We agree with the UK Financial Reporting Council (FRC), that a company’s culture should promote integrity and openness, value diversity and be responsive to the views of shareholders and wider stakeholders.

Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice

In order to help assess their contribution to the company, the time spent by each nonexecutive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise overdependence on any certain individual.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment, and who meets the same ongoing independence criteria, including tenure, as other nonexecutive directors. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

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Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit, regardless of gender, sexual orientation, disability or ethnic and religious background. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. To this end, we generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the Hampton-Alexander Review. We will utilise our voting power to bring about change where companies are lagging, as well as engage with Nominations Committees where appropriate. We also expect companies to consider diversity in its widest sense, both at board level and throughout the business.

Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any committee should be clearly identified in the annual report. Any committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include assessing the skills, diversity and competencies of directors, to ensure that the board has an appropriate range of expertise. The Committee should also manage the process for formally evaluating the performance of the board, its committees and directors, and reporting on this process to shareholders in the Annual Report, as well as maintaining formal and transparent arrangements for succession planning for the board and senior executives.

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the Committee should include reviewing and recommending policies relating to remuneration, retention and termination of senior executives, ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned, and overseeing the remuneration framework for non-executive directors. The Remuneration Committee should be ready to engage with and where necessary, receive feedback from, relevant stakeholders including large institutional shareholders and the wider workforce. See Remuneration Report

Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

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Corporate Governance Policy & Voting Guidelines

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships

Non-executive directors should have sufficient time to meet their board responsibilities. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of longserving directors.

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SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4.        COMPENSATION

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets. Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least two year’s salary, which should be maintained for the duration of employment.

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Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

Non-Executive Director’s Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.

For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned. Restricted Share Awards (RSAs), which substitute traditional performance criteria in exchange for long-term ownership of company stock, may be appropriate for some companies. Any move to RSAs should be fully justified by the remuneration committee. We will also wish to satisfy our selves that the company has demonstrated historically appropriate levels of remuneration and has established a relationship of trust with shareholders. If moving from traditional long-term incentives to restricted shares, the remuneration committee should consider the appropriate level of discount to award levels, to reflect the certainty of restricted shares. Restricted shares should, in our view, be retained for a period of time after retirement or departure from the company, in order to incentivise executives to ensure an orderly transition.

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We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive, or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We will also oppose incentive arrangements which are not subject to formal caps, or appropriate tapering arrangements. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions

JPMAM believes that executive pension arrangements should mirror those of the wider workforce particularly with regard to contribution levels. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

5.        AUDITORS

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent, or where there has been an audit failure. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to competitive tender at least every ten years.

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Corporate Governance Policy & Voting Guidelines

Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.

see Audit Committee

6.        ISSUE OF CAPITAL

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.

JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when shareholders’ interests could be better served by deployment of the cash for alternative uses.

7.        MERGERS / ACQUISITIONS

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

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As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8.        RELATED-PARTY TRANSACTIONS

Related party transactions (RPTs) are common in a number of jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: one-off transactions, typically asset purchases or disposals, and; recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favour. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

9.        VOTING RIGHTS

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.

Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

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Corporate Governance Policy & Voting Guidelines

10.       OTHERS

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

AOB

We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social / Environmental Issues

Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. Full details of our sustainability policy are available in Part IV of this document.

JPMAM reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered as primary when determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Social and Environmental policy. see Social and Environmental

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Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not support the use of shareholder funds for political donations.

J.P. Morgan Asset Management London Proxy Committee January 2019

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Corporate Governance Policy & Voting Guidelines

III. STEWARDSHIP AND ENGAGEMENT

J.P. Morgan Asset Management (‘JPMAM’) recognises its wider stewardship responsibilities to its clients as a major asset owner. To this end, we support the revised FRC Stewardship Code and the EFAMA Stewardship Code, which set out the responsibilities of institutional shareholders in respect of investee companies. JPMAM endorses these Codes for its UK and European investments, and supports the Principles as best practice elsewhere. We believe that regular engagement with the companies in which we invest is central to our investment process and we also recognise the importance of being an ‘active’ owner on behalf of our clients. Our approach to the seven Principles of the FRC Code and how we apply them are set out below.

Institutional investors should:

1. Publicly disclose their policy on how they will discharge their stewardship responsibilities.

JPMAM’s primary activity in the investment chain is as an asset manager for both institutional and retail clients. Although we manage our equity portfolios using a number of different investment processes, we are predominantly a long-term active investor. Our aim is to produce the best risk-adjusted returns that align with our clients’ objectives.

We take a research-driven approach to sustainable investing. Although the precise methodology is tailored to each investment strategy, we believe Environmental, Social and Governance (‘ESG’) considerations, particularly those related to governance, can play a critical role in long-term investment strategy. As an active investment manager, engagement is an important and ongoing component of our investment process, and we view frequent and direct contact with company management as critically important. When considering investment options, we supplement our proprietary thinking with research from a variety of third-party specialist providers and engage directly with companies on a wide array of ESG issues. Our governance specialists regularly attend scheduled oneon-one company meetings alongside investment analysts to help identify and discuss relevant issues.

JPMAM’s investors and corporate governance specialists undertake four broad areas of activity, with the aim of identifying and mitigating ESG risk in our portfolios:

i)	Analysis of the ESG profiles of the companies in which we invest, in order to identify outliers requiring further engagement;
ii)	Engagement with investee companies, in order to understand issues and promote best practice;
iii)	Informed, investor-led proxy voting; iv) Reporting to clients

Engagement with companies takes place on a wide range of issues, including strategy, performance, risk, capital structure, and corporate governance issues including strategy, performance, risk, capital structure, and corporate governance issues including board and oversight structures, skills and diversity, culture and remuneration. JPMAM does not outsource any of its engagement activity. Proxy votes are assessed on a case-by-case basis by governance specialists in conjunction with the analyst or portfolio manager where appropriate.

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Where a company deviates from the UK Corporate Governance Code (or equivalent overseas codes, where they exist), JPMAM will always give due consideration to the explanation where it is given.

Copies of our Corporate Governance Policy are available on request, or to download from our website:-

https://am.jpmorgan.com/uk/institutional/corporate-governance

Although these policies apply primarily to investments in the UK and Europe and therefore principally concern accounts managed from the London office, our offices in New York, Tokyo and Hong Kong have similar guidelines, consistent with local law and best practice in these different jurisdictions. Full details are available on request.

2. Have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

As part of our broader Safeguard Policy, JPMAM has established formal barriers designed to restrict the flow of information between JPMC’s securities lending, investment banking and other divisions to JPMAM’s investment professionals, as well as in order to maintain the integrity and independence of our proxy voting decisions and engagement activity. We have established physical and electronic information barriers which are designed to prevent the exchange or misuse of material, non-public information obtained by various “insider” businesses of JPMC Group. Employees within an “insider” business unit are prohibited from passing on sensitive information to those in an “outside” business unit who cannot access the information. The overarching principle of JPMAM is that it is considered to be a “public area” that invests and trades in securities based upon publicly available market information and, therefore, if any member of JPMAM anywhere in the world is made an “insider”, this restricts the firm globally and may not be in the interests of its clients. Occasionally, inside information may be received, for instance, as part of a pre-sounding for a forthcoming issue of securities. In these instances, we will apply our wall-crossing procedures. However, the period for which JPMAM is an insider should be as short as possible.

Before the start of any meeting or conversation we well make clear to brokers and issuers that, if they inadvertently make JPMAM “insiders”, it will be detrimental to the ongoing relationship. It is therefore a condition that, where JPMAM is made an insider, the broker (or other person) providing the information should give JPMAM the opportunity to decline before being provided with any such information. Where JPMAM is made “inside”, the individual(s) in receipt of such information must contact Compliance immediately. Transactions in the securities of the issuer are prohibited with immediate effect, as well as recommendations of transactions for clients or own personal accounts, and impacted securities are placed on a “Banned List” where trading activity is systematically restricted globally across the JPMAM group. These restrictions are only lifted either once the transaction has been made public, or when confirmation has been received that the information is no longer relevant.

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Typical conflicts include where a JPMorgan Affiliate, or another member of the JPMC Group may be involved in a transaction, or have a material interest or relationship with, an investee company, or where JPM personnel sit on portfolio company boards, or where we are casting proxy votes in respect of ‘own’ funds, or inhouse investment trusts. In these situations, we will seek guidance from our Compliance Department and/or call upon an independent third party to make the voting decision.

The full policy document relating to conflicts of interest is available to download from our website:

https://am.jpmorgan.com/uk/institutional/frc-stewardship-code

3. Monitor their investee companies.

JPMAM has over 1,200 investment professionals, including over 200 career analysts, tasked with monitoring and engaging with companies and constructing our clients’ portfolios. They are supported by teams of corporate governance specialists, located in the ‘front office’ in order to better interact with investors regarding governance and stewardship issues. Within equities, this currently comprises three professionals in London, two in New York, and two in Asia. We have also nominated ESG co-ordinators and points of contact within other asset classes, including our fixed income and global real assets divisions. We undertake several thousand company visits and one-to-one meetings each year, as well as several hundred meetings specifically to discuss ESG issues.

In London, the team maintains a proprietary database containing detailed governance models for over 700 Pan-European companies, including all FTSE100 and selected FTSE250 and other companies, which evolve over time as we engage with companies and understand issues.

These models are updated regularly, and notes of engagements with companies are retained in order to form a clear audit trail. The corporate governance team also has full access to our main Research Notes database, and publishes notes and company profiles where appropriate which are available to all of our investment professionals. For analyst-driven investment processes in London, these models are used to generate proprietary ESG rankings and ratings, which are incorporated into analysts’ models and stock rankings.

Where JPMAM deems it appropriate, we will enter into active dialogue with companies, except to the extent that we may risk becoming insiders or coming into receipt of material, non-public information, which may preclude us from dealing in the shares of the company concerned (although appropriate wallcrossing procedures do exist, if deemed in the best interests of our clients).

Where appropriate, JPMAM will attend key AGMs where we have a major holding, although it should be noted that JPMAM votes at nearly 8,000 shareholder meetings a year in 80 markets worldwide and, clearly, this is not practicable except in very exceptional circumstances.

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4. Establish clear guidelines on when and how they will escalate their stewardship activities.

JPMAM has established clear guidelines on how we escalate our engagement activities in order to protect our clients’ interests. We meet routinely with the senior executives of our investee companies at least annually; in the event that we are not satisfied with either their responsiveness or strategy, we may seek to meet with the chairman or other independent director(s), or express our concerns through the company’s advisers. Where appropriate, we will hold joint engagement meetings with other investors who share our concerns. We may also use our proxy votes in order to try and bring about management change. In extremis, we will consider submitting a shareholder resolution, or requisitioning an EGM in order to bring about change, or to protect our clients’ interests. We also reserve the right to sell out of a stock completely if the company is unresponsive, if we feel that is in the best interests of our clients.

Decisions to escalate will always be made on a case-by-case basis, in conjunction with the analyst and/or portfolio manager, taking into account the materiality of risk in our view, combined with the direction of travel on the issue as a result of our engagement.

Catalysts for further engagement can include escalating concerns over management failure in relation to strategy, or a lack of responsiveness in relation to succession planning or board composition, typically where we feel boards are not sufficiently independent, or do not have the right diversity of skills, background and experience.

Material concerns over executive compensation can also be a trigger for escalation, especially where issues persist over more than a year, or where we have been involved in a pay consultation, and our concerns have been ignored. Other triggering events can include a company being added to an alert list by one of our specialist third-party providers, for example where a company is subject to legal fines or censure, or allegations of bribery and corruption, or where a pollution event, or other environmental issue arises.

5.	Be willing to act collectively with other investors where appropriate.

Subject to applicable laws and regulations in the relevant jurisdictions, JPMAM frequently works with other investors in collective engagement exercises with companies where appropriate (for example under the auspices of the UK Investor Forum and other formal and informal bodies), in order to enhance the effectiveness of our engagement. Circumstances where such collective engagement takes place include board succession planning, remuneration and AGM-related issues, as well as broader strategy issues. The named contact for this purpose is available on the Stewardship page of our website.

6.	Have a clear policy on voting and disclosure of voting activity.
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JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based on our reasonable judgment of what will best serve the long-term interests of our clients. So far as is practicable we will vote at all of the meetings called by companies in which we are invested. We treat every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate.

JPMAM votes at nearly 8,000 shareholder meetings each year, in more than 80 markets worldwide. We endeavour to vote in all markets, wherever possible, unless there are certain technical reasons in overseas markets which preclude us from voting, such as share-blocking or power of attorney requirements, or unless there is a conflict of interest, in which case we may be advised not to vote by our Compliance Department. Votes are investor-led and made on a case-by-case basis, and we do not always support the board. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

We have comprehensive proxy voting policies in each region, covering the United States, the UK & Europe, and Asia Pacific & Emerging Markets, consistent with law and best practice in these different locations. As standards of corporate governance vary widely in overseas markets, we have adopted a principlesbased, rather than rules-based approach to voting in international markets, based on local corporate governance codes (where they exist) and internationally recognised standards, such as OECD Guidelines and the guidance of the International Corporate Governance Network (ICGN).

Our voting policy as it relates to UK companies is based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. We are also a member of the UK Investment Association (IA), and take their principles and guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

JPMAM retains the services of the ISS voting agency, although its analyses form only the ‘base case’ voting recommendation and we will frequently take a differing view, based on the results of our engagement activity or our own insights. We also retain the services of MSCI and ISS-Ethix SRI Advisors to assist us with weapons screening and certain social and environmental issues for interested clients.

A decision to vote against can be triggered by a recommendation from our service providers, or concerns from the analyst or portfolio manager, or where a company has been identified as an outlier or lagging its peers, or has been unresponsive in our request to engage. A decision to vote against management or abstain, or to override the recommendations of our voting agent or our proxy voting policy, is always documented, along with a rationale for that decision. Except where a holding is de minimis, we endeavour to inform the company of our decision in advance, in order to give them the opportunity to discuss the issues with us prior to voting.

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Overall responsibility for the formulation of voting policy rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies, and to provide an escalation point for voting and corporate governance issues. The Committee is composed of senior analysts, portfolio managers and corporate governance specialists and can call upon members of legal and compliance, or other specialists, as appropriate. There are equivalent Committees in each region which report, in turn, to a Global Proxy Committee, chaired by our Global Head of Equities.

JPMAM has disclosed its proxy voting and engagement activity to its clients for many years. We also disclose selected voting highlights and engagement activity, as well as our detailed voting record, publicly on our website. These can be viewed by following the link:-

https://am.jpmorgan.com/uk/institutional/frc-stewardship-code

JPMAM and its clients may participate in stocklending programmes. It is not the policy of JPMAM to recall stock on loan for routine votes, where the revenue from lending activities is deemed to be of more value to the client than the ability to vote. However, we will recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote. It should be noted that some of our clients participate in third-party lending arrangements directly with their custodians, which may be invisible to JPMAM.

7. Report periodically on their stewardship and voting activities.

JPMAM maintains a clear record of its proxy voting and engagement activity. We also produce detailed quarterly voting and engagement activity reports for our clients, and publish summary information on our public website. These reports provide qualitative as well as quantitative information, including commentary on our activities in relation to proxy voting, engagement, market developments and social and environmental issues.

The proxy voting function is independently verified by our external auditor as part of the ISAE 3402 review, and oversight of our broader engagement process is also verified in accordance with AAF 01/06 as part of the monitoring stipulated by our UK investment trusts.

JPMAM believes that public disclosure of certain ongoing engagement with companies would be prejudicial to that engagement activity and would not be in the best interests of our clients. In these circumstances, we may decide not to disclose that activity publicly, or refrain from reporting until after the event.

The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

Our Statement of Compliance with the UK Stewardship Code can be viewed here:

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https://am.jpmorgan.com/uk/institutional/frc-stewardship-code Or follow the link to the FRC website:

https://www.frc.org.uk/Our-Work/Codes-Standards/Corporate-governance/UK- StewardshipCode/UK-Stewardship-Code-statements.aspx

IV. SOCIAL AND ENVIRONMENTAL

Clients entrust us to manage their portfolios and rely on our deep knowledge of markets, industries and companies. Our investment professionals engage with company management on an ongoing basis to evaluate the drivers of performance, which often include relevant ESG factors. We strive to integrate ESG factors across our investment platforms and increase the transparency around this to our clients. Through our global expertise and industry access, we identify key sustainable investing trends and share best-in-class capabilities from investment approaches to measurement.

JPMAM believes that companies should act in a socially responsible manner. They should conduct their business in a way which recognises their responsibilities to employees and other stakeholders in the long-term, as well as broader society and the environment.

We have adopted a positive engagement approach to social, environmental and sustainability issues. Thus, specific assets or types of assets are not excluded from portfolios explicitly on social, environmental or ethical criteria (unless specifically requested by clients, or required by local legislation). Rather, analysts take such issues into account as part of the mainstream analytical and stock selection process.

Although JPMAM’s priority at all times is the best economic interests of its clients, we recognise that, increasingly, non-financial issues such as social and environmental factors have the potential to impact the share price, as well as the reputation of companies. Specialists within the ESG Team are tasked with assessing how companies deal with and report on social and environmental risks and issues specific to their sectors and/or industry. This analysis is then used to identify outliers within our investee companies which require further engagement. Engagement will either take place at scheduled company one-to-one meetings, or at dedicated meetings with non-executive directors, or Corporate Social Responsibility (‘CSR’) specialists (where they exist), or via the company’s broker. Our engagement activity is reported to clients on a quarterly basis.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

In formulating our policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a tobacco company or a company in an extractive industry will not be automatically marked down because their sector is perceived as ‘unfriendly’.

We expect major listed companies in particular to have established a CSR Committee or similar body with responsibility for this area. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible for these issues. We would normally expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

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Controversial Weapons

The only exception to this approach is where investment in a particular sector or activity is prohibited by clients or by local legislation. Investment in landmines, cluster munitions and depleted uranium armour and ammunition (so-called ‘controversial weapons’) is prohibited in certain European jurisdictions and, as a result, these names are excluded from our fund range. Full details are available on request.

Climate Change and Carbon Disclosure

Scientific research finds that an increasing concentration of greenhouse gases in our atmosphere is warming the planet, posing significant risks to the prosperity and growth of the global economy. In meeting our clients’ needs, we consider a variety of global market risks and investment objectives, including a wide range of environmental risks and impacts they may pose to long-term portfolio returns. We recognize that climate change may create investment risk and opportunity across the various entities in which we invest on behalf of our clients, and companies that fail to manage these risks may subject shareholders to losses. To this end, we now have the capability to calculate the carbon footprint of individual equity portfolios, in order to assist portfolio managers and respond to client questions on carbon emissions.

Climate policy risk has gained focus more recently as climate change-related laws and regulations emerge globally. For further details on our approach to these issues, please see our Investment Perspective on Climate Risk document, copies of which are available to download on our public website.

Principles of Responsible Investment

J.P. Morgan Asset Management is a signatory to the United Nations-supported Principles of Responsible Investment (‘PRI’), which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure. The Principles and how we deal with them are set out below:

1. Incorporate ESG into investment analysis and decision-making

JPMAM has a dedicated ESG team in London, located in the ‘front office’ in order to better advise analysts and portfolio managers regarding ESG issues. The ESG Team routinely benchmarks companies in our investment universe versus our Guidelines in order to identify outliers. This then drives our proxy voting and engagement activity. This engagement is ongoing and does not only occur at the time of an AGM. Fund managers in each region take non-financial issues into account as part of the investment process where they have the potential to impact the valuation. For investment processes managed in London, our proprietary ESG scores are incorporated into analysts’ ratings and stock rankings.

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2. Be active owners and incorporate ESG into ownership policies and practices

Investment managers in all locations undertake regular contact with senior managers of investee companies to discuss issues and promote the interests of our clients. Investment professionals in all locations also have access to specialist ESG data and resources, in order to assist them in their investment decisions. JPMAM also votes at nearly 8,000 AGMs in over 80 markets worldwide. Votes are investor-led and made on a case-by-case basis. There are ESG policy documents available for each region, as well as a Global Policy, all of which are updated at least annually.

3. Seek appropriate ESG disclosure in investee companies

JPMAM participates in a number of initiatives aimed at improving transparency and disclosure at investee companies, as well as stock exchanges, regulators and other bodies worldwide. As investors, we continually scrutinise companies’ Corporate Governance and Corporate Social Responsibility reports and encourage appropriate levels of disclosure.

4. Promote the Principles

JPMAM works both independently and with trade associations and other industry bodies, as well as other formal and informal networks, to promote the Principles within the industry.

5. Work together to enhance effectiveness

We also participate in joint investor networks such as ICGN, as well as engagement activity under the auspices of various local trade bodies, in order to enhance our effectiveness. Where appropriate, we also work with our competitors in collective engagement exercises with companies on ESG issues.

6. Report our activities

JPMAM produces detailed quarterly ESG activity reports for all of its clients, and also publishes summary information on its public website.

Partnerships and Affiliations

JPMAM is also a member of, or participant in, a number of industry initiatives in the Social and Environmental space. For further information, see the dedicated ESG page on our website, where you can download additional material on issues, including our approach to climate change:

www.jpmorgan.com/esg

For more details of the policies of our parent JPMorgan Chase & Co, please visit their dedicated ESG page by following the link:- www.jpmorganchase.com/corporate/About-JPMC/esg

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Produced by:

Robert G Hardy

Managing Director

Head of Corporate Governance

+44 20 7742 5736 robert.g.hardy@jpmorgan.com

Version 21.00

Published January 2019

For Investment Professional use only – not for retail use or distribution

This document has been produced for information purposes only and as such the views contained herein are not to be taken as an advice or recommendation to buy or sell any investment or interest thereto. Reliance upon information in this material is at the sole discretion of the reader. Any research in this document has been obtained and may have been acted upon by J.P. Morgan Asset Management for its own purpose. The results of such research are being made available as additional information and do not necessarily reflect the views of J.P.Morgan Asset Management. Any forecasts, figures, opinions, statements of financial market trends or investment techniques and strategies expressed are unless otherwise stated, J.P. Morgan Asset Management’s own at the date of this document. They are considered to be reliable at the time of writing, may not necessarily be all-inclusive and are not guaranteed as to accuracy. They may be subject to change without reference or notification to you. Both past performance and yield may not be a reliable guide to future performance and you should be aware that the value of securities and any income arising from them may fluctuate in accordance with market conditions. There is no guarantee that any forecast made will come to pass.

J.P. Morgan Asset Management is the brand name for the asset management business of JPMorgan Chase & Co and its affiliates worldwide. You should note that if you contact J.P. Morgan Asset Management by telephone those lines may be recorded and monitored for legal, security and training purposes. You should also take note that information and data from communications with you will be collected, stored and processed by J.P. Morgan Asset Management in accordance with the EMEA Privacy Policy which can be accessed through the following website http://www.jpmorgan.com/pages/privacy.

Issued in Continental Europe by JPMorgan Asset Management (Europe) Société à responsabilité limitée, European Bank & Business Centre, 6 route de Trèves, L-2633 Senningerberg, Grand Duchy of Luxembourg, R.C.S. Luxembourg B27900, corporate capital EUR 10.000.000.

Issued in the UK by JPMorgan Asset Management (UK) Limited which is authorised and regulated by the Financial Conduct Authority. Registered in England No. 01161446. Registered address: 25 Bank St, Canary Wharf, London E14 5JP, United Kingdom.

C. Asia ex Japan

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I. Corporate Governance Principles 52

II. Policy and Procedures 54

III. Policy Voting Guidelines 56

I. Corporate Governance Principles

J.P. Morgan Asset Management (JPMAM) is committed to meeting client objectives by delivering the strongest possible risk-adjusted returns. We believe that a key contributor to this is a thorough understanding of the corporate governance practices of the companies in which we invest. We expect all our investee companies to demonstrate the highest standards of governance in the management of their businesses, as far as is reasonably practicable.

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We have set out herein the main principles which underpin our corporate governance policies and proxy voting activities. These principles are based on the OECD’s Principles of Corporate Governance, as well as on the governance codes of the jurisdictions in which our investee companies are domiciled. But regardless of location or jurisdiction, we believe companies should abide by the following:

Board and Director Responsibilities

Companies should be headed by an effective and responsible board, whose function is to drive the long term success of the company. It should establish the company’s purpose, strategy and values, and define and embody its culture. It should be able to make decisions on behalf of all shareholders, separate from the individual interests of management or controlling shareholders. The board should set strategic objectives and oversee operational performance. At the same time it should be responsible for establishing prudent and effective risk controls to protect the company’s assets and safeguard shareholder interests. Finally, the board should be responsible for selecting the key executives tasked with developing and executing corporate strategy, and for ensuring that executive remuneration is aligned with the longer term interests of the company and its shareholders. All directors should act in the best interests of the company and its shareholders, consistent with their statutory and fiduciary obligations.

Shareholder Rights

Shareholders should have the opportunity to participate and vote in general meetings, and should be furnished with sufficient information on a timely basis to make informed voting decisions. Arrangements that enable certain shareholders to obtain a disproportionate degree of control relative to their equity ownership should be disclosed upfront, and anti-takeover devices should not be used to shield management and the board from ongoing accountability.

Equitable Treatment

All shareholders of the same class should be treated equally, and all shares within the same class should carry the same rights. Impediments to cross border voting should be eliminated, and companies should not make it difficult or expensive for shareholders to cast their votes. Minority shareholders should be protected from unfair and / or abusive actions by controlling shareholders.

Role of Stakeholders

Stakeholders, including individual employees and their representative bodies, should be able to communicate their concerns about illegal or unethical practices to the board, and their rights should not be compromised for doing so. Where stakeholders participate in the corporate governance process, they should have access to relevant and timely information for that participation to be effective.

Disclosure and Transparency

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Companies should ensure that accurate information on all matters of relevance is publicly disclosed, to allow shareholders to make an informed and balanced assessment of a company’s performance and its prospects. This should include its operating performance, its financial condition, and its governance policies. Information about board members, including their qualifications, other company directorships and their level of independence should be disclosed, so that shareholders can make an informed assessment of their suitability in their proxy voting decisions.

Our assessment of corporate governance practice is based on the regulations and codes of best practice in the jurisdictions in which our investee companies are domiciled. Any company complying with these codes, and with the general principles stated above, should usually expect to receive our support, as long as it meets the standards set out in this document. We are members, inter alia, of the Council of Institutional Investors (CII), the International Corporate Governance Network (ICGN), and the Asian Corporate Governance Association (ACGA), and as such, we take guidance from these groups. If a company chooses to deviate from the provisions of the governance codes specific to its jurisdiction, we will give its explanation due consideration and take this into account in our proxy voting, based on our assessment of its governance standards.

II. Policy and Procedures

Proxy Committee

The responsibility for JPMAM’s voting policy for portfolios managed in the Asia Pacific region (outside Japan) lies with the Asia ex-Japan Proxy Committee. The Committee’s role is to review JPMAM’s corporate governance policy and practices in respect of investee companies, and to oversee the proxy voting process. The Committee is composed of senior personnel from our Investment and Corporate Actions teams, supported by specialists from Legal, Compliance and other relevant groups. The Committee meets quarterly and reports into the IM Asia Risk and Controls Committee, as well as the firm’s Global Proxy Committee. The Global Proxy Committee, chaired by the Global Head of Equity, has overall responsibility for our approach to governance issues worldwide, and for ensuring that all regional policies comply with the firm’s global governance principles.

Proxy Voting

Where authorized to do so, JPMAM manages the voting rights of the shares entrusted to us, as we would manage any asset. We vote proxies of shares held in client portfolios in a prudent and diligent manner, based on our reasonable judgment of what is in the best interests of clients. Voting is investor-led and is decided on a case by case basis. So far as is practicable, we vote at all meetings called by companies, in which we are invested.

To assist us in the filing of proxies, JPMAM retains the services of Institutional Shareholder Services Inc. (ISS), a proxy voting services advisor. As part of this service, ISS makes recommendations on each board resolution requiring a shareholder vote. While we take note of these recommendations, we are not obliged to follow them if we have a contrary view; our portfolio managers vote according to our own governance principles and guidelines, and our research insights. Records of our voting activities are maintained by our Corporate Actions group, and any deviation from our stated policies is documented, to ensure all proxies are exercised appropriately.

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Certain markets may require that shares being tendered for voting are temporarily immobilized from trading until after the shareholder meeting has taken place. Other markets may require a local representative to be hired, under a Power-of-Attorney, to attend the meeting and vote on our behalf; this can incur considerable additional cost to clients. Finally, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific circumstances where voting can preclude participating in certain types of corporate actions. In these instances, it may sometimes be in clients’ best interests to intentionally refrain from voting. But in all other circumstances we endeavour to exercise our voting responsibilities on clients’ behalf.

We note that it can be difficult for smaller companies in emerging economies to apply the same governance standards, as it is for companies operating in developed economies and markets. We will look at any governance related issues of such companies on a case-by-case basis, and take their context into account before arriving at our voting decision. Nevertheless, we encourage all companies to apply the highest standards of governance wherever possible, in the belief that strong standards of governance will ultimately translate into improved shareholder returns.

Stewardship and Engagement

As long term owners, active monitoring of company performance and corporate strategy is an essential component of our stewardship. To discharge these responsibilities, we seek to engage actively with the companies in which we invest, to keep abreast of strategic and operating developments and to ensure that our clients’ interests are represented and protected. Where appropriate, our governance specialists will convene meetings with company representatives at boardroom level to debate issues of particular concern. Full details of our stewardship policies and engagement activities are available for download from our website.

Sustainability

JPMAM believes that, in addition to their legal obligations, companies should act in a socially responsible manner. Non-financial environmental and social issues have the potential to seriously impair the economic value of our investments, as well create significant reputational damage. We expect the companies, in which we invest, to behave in an ethical and responsible manner, observing their wider obligations to the societies in which they operate, and to the environment. Companies will only thrive in the long term if they put sustainability at the heart of their governance processes. Details of our approach to Environmental and Social issues are contained in the Appendix to this document.

Conflicts of interest

JPMAM is part of the JP Morgan Chase group (JPMC), which provides a range of banking and investment services. Conflicts of interest arise from time to time in the normal course of business, both within and between, JPMC affiliates. Procedures are in place to make sure these conflicts can be identified, managed and resolved. Typical conflicts may include instances where a JPMC affiliate is involved in a transaction at an investee company, is providing banking or other services at that company, or where JPMC connected personnel may sit on this or related company boards.

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In order to maintain the integrity and independence of our voting decisions, businesses within the JPMC group have established formal barriers designed to restrict the flow of information between affiliated entities. This includes information from JPMC’s securities, investment banking and custody divisions to JPMAM’s investment professionals. A formal policy with respect to Conflicts of interest Disclosure has been established to manage such conflicts, and is available for download from our website.

Where a material conflict of interest is identified with respect to proxy voting, JPMAM may contact individual clients to approve any voting decision, may call upon independent third parties (eg, our proxy voting service advisor) to make the voting decision on our behalf, or may elect not to exercise the proxy. A record of all such decisions is kept by the Corporate Actions group and is available to clients upon request.

III. Policy Voting Guidelines

1. Report and Accounts

Annual Report

Company reports and accounts should be detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB), and should meet with the spirit as well as the letter of those reporting standards. They should be fair, balanced and understandable, and the narrative sections covering inter alia, corporate strategy, operating activities, financial conditions and risk management should accurately detail the company’s position, performance and prospects.

The annual report should include a statement of compliance with the relevant codes of best practice in the jurisdictions where they exist, together with detailed explanations regarding any instances of non- compliance.

Legal disclosure varies from jurisdiction to jurisdiction. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns. Depending on the circumstances, we will either abstain from voting, or vote against the relevant resolution put to shareholders. Similar considerations, relating to the use of inappropriate or overly aggressive accounting methods, also apply.

Remuneration Report

Establishing an effective remuneration policy for senior executives is a key consideration at board level. The purpose of remuneration is to attract, retain and reward competent executives who can drive the long term growth of the company. As such, ensuring that remuneration is appropriate for the role assigned should therefore be a particular concern of shareholders. Ideally a company’s remuneration policy, as it relates to senior management, should be presented to shareholders as a separate voting item. However we recognize that practices differ between jurisdictions, and this is not yet standard practice in Asia.

At the same time, we would expect companies to disclose the main components of remuneration for key directors and executives. In the event that remuneration awards fall outside our guidelines, we will endeavor to seek an explanation from the company, and may vote against remuneration reports or members of the Remuneration Committee, if satisfactory explanations are not forthcoming.

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Where shareholders are able to exercise a binding vote on remuneration policies, we believe that such policies should stand the test of time and not be continually updated and amended. We would expect votes on remuneration policies to occur every three years, and will seek explanations where companies feel the need to propose changes more frequently. Shareholders should expect clear and concise reports that are effective at communicating how executive pay is linked to the delivery of the company’s strategy over the forecast time horizon, and how it is aligned to shareholder interests.

2. Dividends

Practice differs by jurisdiction as to whether companies are required to submit dividend resolutions for approval at shareholder meetings. In some jurisdictions, dividends can be declared by board resolution alone. However, in those jurisdictions where shareholder approval is mandated, we may vote against such proposals if we deem the payout ratio to be too low, particularly if cash is being hoarded with little strategic intent. Conversely, if we consider a proposed dividend to be too high in relation to a company’s underlying earnings capability, we may also vote against the resolution, if we believe this could jeopardize the company’s long term prospects and solvency.

3. Board and Directors

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive members. The board is where strategic decisions are made, governance is exercised and risk is overseen. Boards should be comprised of competent, high calibre individuals with the necessary mix of skills and experience to provide objective oversight of management. JPMAM believes that diverse and inclusive boards foster constructive challenge, guard against “group think” and lead to better decision making. We therefore welcome policies that focus on diversity as a key part of board recruitment and planning.

JPMAM is generally in favor of unitary boards, as opposed to tiered board structures, but we note that board structures differ according to jurisdictions and legal traditions. In general we find that unitary boards are the most effective governance structure. With a tiered structure, there is a risk that upper tier supervisory directors can become remote from the specifics of the business, while lower tier directors can lack contact with outsiders of relevant and broad experience. But irrespective of the structure, no director should be excluded from the requirement to submit him/herself for re-election on a regular basis. The ability to shape the composition of boards via the proxy voting mechanism is a visible means for shareholders to exercise their ownership responsibilities.

JPMAM believes that one of the key functions of a board is to set a company’s values and standards, and to create a corporate culture geared to long term sustainable performance. Culture is a key ingredient in the long term success of the company. Moreover the standards of behavior set by the board should resonate throughout the broader organization. We believe there are strong links between high standards of governance, a healthy and robust corporate culture, and superior shareholder returns.

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Board Independence

JPMAM believes that a strong independent board is essential to the effective running of a company. The number of independent directors on a board should be sufficient so that their views carry weight in the board’s decision-making processes. Where possible, we would prefer that the majority of members on a board should be independent to encourage the broadest representation of views.

Tests applied to determine “independence” differ from jurisdiction to jurisdiction. In Asia this issue is particularly contentious, given the family relationships that tend to predominate within corporate entities, and the region’s close-knit business culture. We believe that non-executive directors cannot be considered truly independent for the purposes of board or committee composition, if any individual:

•	Is, or has been, an employee of the company or group within the last five years;
•	Has, or has had a material business relationship with the company, either directly or as a partner, director, or senior employee of a body providing such services;
•	Has close family ties with any of the company’s advisors, directors, or senior employees;
•	Represents a significant shareholder;
•	Has served on the board for more than nine years from the date of first election.

Where we believe there to be an insufficient number of independent directors on a board, we will consider voting against the re-election of some, or all directors at shareholder meetings, unless an acceptable explanation is provided.

Boards should create and maintain a formal succession plan, to ensure the orderly refreshment of board membership, and to minimize over-dependence on a narrow cohort of individuals.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision-making. JPMAM believes that the roles of Chairman and Chief Executive Officer should generally be separate to provide for a separation of responsibilities. But in instances where the two roles are combined, a Lead Independent Director should be identified to provide oversight over executive decisions, and to maintain an alternative channel of communication between the board and its shareholders.

In instances where a company does not have an independent Chairman or a designated lead director, and where a satisfactory explanation has not been provided, JPMAM will consider voting against the re-election of the Chairman, and other directors, at shareholder meetings.

Board Size

Boards should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favor of reducing excessively large boards wherever possible. Unless the size and complexity of the company demands it, boards with more than 15 directors are usually deemed too large, whereas boards with less than five directors are too small to provide sufficient levels of independent representation on key governance committees.

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Board Diversity

JPMAM is committed to the principle of diversity where everyone, regardless of gender, sexual orientation, disability or ethnic and religious background, can succeed on merit. Recruiting individuals with unique experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. , We expect boards to have a strategy to improve female representation in particular, and we will utilize our voting power to bring about change where companies are lagging in this respect. As a matter of principle we expect our investee companies to be committed to diversity and inclusiveness in their general recruitment policies, and we will press for evidence of this as we engage with them to fulfil our stewardship responsibilities.

Board Committees

To strengthen the governance process, boards should delegate key oversight functions, such as responsibility for Audit, Nomination and Remuneration issues, to independent committees. The Chairman and members of any Committee should be clearly identified in the Annual Report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. A demonstrably independent audit is essential for investor confidence. The Committee should include at least one person with a specialist financial background, but all committee members should undergo appropriate training that provides for, and maintains, a reasonable level of financial literacy. The terms of reference of the Audit Committee should include the power to determine the scope of the audit process, to review the effectiveness of the external auditor, and to access any information arising from the internal audit process. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff involvement, and it should have the right of unrestricted access to all necessary company information to enable it to discharge its responsibilities.

Nomination Committees should be majority-independent and have an independent chair. The responsibilities of the committee should include: assessing the skills and competencies of directors to ensure that the board has an appropriate range of expertise; managing the process for evaluating the performance of the board, its committees and directors, and maintaining formal and transparent arrangements for the selection, appointment and re-appointment of directors to the board. The Committee should report on its activities to shareholders in the Annual Report.

Remuneration Committees should be majority-independent and have an independent chair. The responsibilities of the committee should include: reviewing and recommending policies relating to remuneration, retention and termination of senior executives; ensuring that, through these policies, executives are properly motivated to drive the long term success of the company, and that incentives are appropriately aligned; and overseeing the remuneration framework for non-executive directors. The Committee should report on its activities to shareholders in the Annual Report. See Remuneration Report above.

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Boards of banks, insurance companies, and other large or complex companies, should consider establishing a Risk Committee to provide independent oversight and advice to the board on the risk management strategy of the company. As with other committees, this committee should give a summary of its activities in the Annual Report.

Director Independence

A director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict of interest, and has not been employed in an executive capacity by the company for at least the previous five years.

A non-executive director who has served more than three terms (or nine years) in the same capacity is no longer, normally, deemed to be independent. Directors staying on beyond this term would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for annual re-election.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances.

Multiple Directorships

To carry out their responsibilities effectively, non-executive directors must be able to commit an appropriate amount of time to board matters. In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive director to hold more than three significant directorships at any one time. However, in the case of related group companies, we believe it is reasonable for an individual to hold a higher number of directorships, as long as this does not impact his/her ability to discharge his/her duties. In our view, it is the responsibility of the Chairman to ensure that all directors are participating actively, and are contributing proportionately to the work-load of the board.

For executive directors, only one additional non-executive post would normally be considered appropriate without further explanation.

Meeting Attendance

Directors should ensure they attend all board meetings and relevant committee meetings within their remit. We will consider voting against director re-election proposals for individuals with poor attendance records, unless compelling reasons for absence are disclosed.

Directors’ Liability

In certain markets, shareholders are asked to give boards a blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the jurisdiction, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

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JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing, for which the board must be held accountable.

Companies may arrange Directors and Officers (“D&O”) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

4. Remuneration

Directors’ Contracts

JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. Special provisions whereby additional payment becomes due, in the event of a change of control, are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of directors’ service contracts vary enormously: to this end, JPMAM will take into account local market practices when making judgments in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director Remuneration

The key purpose of remuneration is to attract, retain and reward key personnel who are fundamental to the long term success of the company. Executive remuneration is, and will, remain a contentious area, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any one code or formula to cater for all circumstances and it must depend on responsible and well- informed judgments on the part of Remuneration Committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate Remuneration Report within the Annual Report. At a senior executive level, remuneration should contain both a fixed element - set by reference to the external market - and a variable element, which fully aligns the executive with shareholder interests, and where superior awards can only be achieved by achieving superior performance against well-defined metrics.

Due consideration should be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, which incentivize appropriate behavior and discourage excessive risk taking. Compensation arrangements should provide for an alignment between managers and shareholders across the cycle, and due consideration should be given to arrangements, such as bonus claw-backs, to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary remit of the board and company managements. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. We would expect that stock option plans or long-term incentive plans should meet our compensation guidelines (see below).

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We believe firmly that executive directors should be encouraged to hold meaningful amounts of company stock throughout the duration of their board tenure. However, transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made, and we will vote against such awards when proposed at shareholder meetings. Recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

Fixed Compensation

Executives are entitled to a basic salary set by reference to the external market, and in particular benchmarked against the company’s immediate peers. While acknowledging that salary often forms the basis for variable compensation arrangements, we believe annual increases in salary should be limited, and generally be in line with the wider workforce of the company. Substantial increases in salary, for example, where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation

We generally prefer any variable compensation arrangement to have both a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary and benchmarked against the sector in which the company operates. Whilst we recognize that annual bonus targets are often commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonuses for executives should take the form of cash and shares deferred for a defined period of time. Bonus “malus” and/or claw-back arrangements should be a feature of any variable compensation scheme.

For the long-term component of variable compensation schemes, share-based LongTerm Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give executives an incentive to perform at the highest levels; grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period. There should be no award for below-median performance, and awards for at- median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for the duration of their employment.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, and the backdating of awards or discounted awards.

All incentive plans should be clearly explained and disclosed to shareholders, and put to a shareholder vote for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including the term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be expensed fully, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

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JPMAM will vote in favor of well-structured compensation schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders. We also favor simplicity, both in the number of variable incentive schemes and in their structure. We will vote against payments which we deem are excessive or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria are considered to be challenging, and how they align the interests of recipients with the long term interests of shareholders.

Pension Arrangements

Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements, which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into an individual director’s pension scheme, changes to pension entitlements, and waivers concerning early retirement provisions should be fully disclosed and justified to shareholders.

Non-Executive Director Remuneration

JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards. Neither should they receive retrospective ex-gratia payments at the termination of their service on the board.

5. Auditors

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. The appointment of a company’s auditor should be reviewed and approved by shareholders on an annual basis. JPMAM will vote against the appointment or re- appointment of auditors who are not perceived as independent. The length of time that both the audit company and the audit partner have served in their capacity may be a factor in determining independence.

Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their designated auditor over time. We believe that companies should put their external audit contract out to tender at least every ten years.

Auditor Remuneration

We expect companies to make a detailed disclosure on auditor remuneration. Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit Committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy services. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

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We would oppose non-audit fees consistently exceeding audit fees, particularly if no explanation is given to shareholders.

Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.

6. Capital Management

Issue of Equity

Company law requires that shareholder approval be obtained to increase the share capital of a company, but any new issue of equity should take into account expected levels of dilution. We will generally vote in favor of equity increases which enhance a company’s long term prospects, but we will vote against issuance terms that we consider excessively dilutive.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders before being made available more broadly. Pre-emption rights are a fundamental right of ownership and we will generally vote against any attempts to deprive shareholders of these rights, except under very limited terms. At the same time, companies should have the ability to issue additional equity to provide flexibility in their financing arrangements. In many jurisdictions, companies routinely ask shareholders for authority to issue new equity up to a certain percentage of issued capital, and up to a maximum discount to prevailing market prices (the so-called “general mandate”).

As shareholders, we recognize the flexibility that the general mandate gives companies, and we wish to be supportive of such proposals. However, we also recognize that these mandates can be open to abuse, particularly if this results in excessively dilutive issuance. In particular, we believe the maximum number of additional shares represented by these proposals should be limited to 10% of existing equity capital, and the maximum discount of such issues to prevailing prices should similarly be limited to 10%.

We note that the listing rules in some jurisdictions permit issuance on considerably more relaxed terms than implied by these limits. In Hong Kong, for example, companies can seek approval to issue up to 20% of issued equity, at up to a 20% discount to prevailing market prices. We believe strongly that the dilution risk implied by these limits is excessive, and we tend to vote against such requests, unless a strong explanation has been provided justifying such terms.

When seeking shareholder approval for a general mandate, we would expect a company to provide the following details:

•	An explanation of the need for a general mandate request, and the rationale for the size of the issue and the discount cap,
•	Details of placements made under the general mandate during the preceding three years,
•	Details of alternative methods of financing that may have been considered by the board.

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In particular JPMAM will vote against equity issues, which allows the company to adopt “poison pill” takeover defence tactics, or where the increase in authorized capital excessively dilutes existing shareholder interests.

Issue of Debt

JPMAM will generally vote in favor of debt issuance proposals, which we believe will enhance a company’s long-term prospects. At the same time, we will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as debt issuance which could result in an unacceptable degree of financial leverage assumed. We will also vote against proposals to increase borrowings, expressly as part of a takeover defence.

Share Repurchase Programs

JPMAM will generally vote in favor of share repurchase or buy-back programs where we believe the repurchase is in the best interests of shareholders. At the same time, we will vote against abusive repurchase schemes, or when shareholders’ interests could be better served by deployment of the cash for alternative uses. When purchased, we prefer that such shares are cancelled immediately, rather than taken into Treasury for reissuance at a later date.

7. Mergers and Acquisitions

Mergers and acquisitions are always considered on a case-by-case basis, and votes are determined exclusively by the best interests of our clients. In exceptional circumstances, we may split our vote and vote differently for individual clients depending on unique client circumstances. JPMAM may also split its vote between different clients for technical reasons, such as cross-border mergers, where certain clients may not be able to hold the resultant security in portfolios.

JPMAM will vote in favor of mergers/acquisitions where the proposed acquisition price represents fair value for shareholders, where shareholders cannot realize greater value through other means, and where all shareholders receive equal treatment under the merger/acquisition terms. Where the transaction involves related parties – see below – we would expect the board to establish a committee of independent directors to review the transaction and report separately to shareholders. There should be a clear value enhancing rationale for the proposed transaction.

8. Related Party Transactions

Related party transactions (RPTs) are common in a number of Asia Pacific jurisdictions. These are transactions between a company and its related parties, and generally come in two forms: a) one-off transactions, typically asset purchases or disposals, and b), recurring transactions occurring during the ordinary course of business, usually in the form of the ongoing sale and purchase of goods and services.

According to the materiality and nature of the transaction, the RPT may need to be disclosed and submitted to a shareholder meeting for approval. Any shareholder who has a material interest in the transaction should abstain from voting on the resolution. If a RPT requires shareholder approval, the company should establish a board committee comprising solely of independent directors, and appoint an independent advisor to prepare a recommendation to minority shareholders.

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We will assess one-off transactions on a case by case basis. Where we are convinced by the strategic rationale and the fairness of the transaction terms, we will vote in favor. At the same time, we would expect the independent directors to disclose how they have made their recommendation to minority shareholders, so that shareholders can make an informed decision on this transaction.

For recurring transactions, we would expect that details are disclosed in the Annual Report, and that they be subject to shareholders’ approval on a periodic basis. We would expect all such transactions to have been conducted on an arms-length basis, on normal commercial terms.

9. Voting Rights

JPMAM believes in the fundamental principle of “one share, one vote”. The right to vote at shareholder meetings is the central mechanism through which shareholders can exercise their rights as owners of an entity. Moreover it underpins effective stewardship. We believe that granting special voting rights to certain stakeholders, or permitting voting rights that are disproportionate to a shareholder’s effective economic interest is detrimental to the efficient functioning of markets. At the very least it, it prevents less favored ordinary shareholders from holding managements and boards to account for the use of their capital.

Where possible we will vote to phase out all classes of shares, which either grant special voting rights to certain stakeholders, or permit voting rights that are disproportionate to a shareholder’s effective economic interest. And we will oppose all attempts to introduce new share classes with weighted voting rights (or no voting rights at all!). We are opposed to all mechanisms that skew voting rights, such that one share does not equal one vote. Directors should represent all shareholders equally and voting power should be held in direct proportion to a shareholder’s economic interest in the company.

Where listing rules permit weighted or skewed voting rights to take effect, we will lobby for the introduction of additional safeguards to protect the interests of minority shareholders. As with controlling shareholders, minority shareholders should be protected from abusive actions by shareholders with superior voting rights, and should have effective means of redress.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments that require inappropriate supermajority votes, or use supermajority requirements as a tool to entrench existing management.

9. Environmental and Social Issues

Companies should conduct their business in a manner which recognizes their responsibilities to employees and other stakeholders, as well as to the environment and broader society. More information on our approach to Environment and Social issues is included as an Appendix to this document.

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JPMAM reviews all shareholder proposals concerning environmental and social issues. In normal circumstances, the consideration of such issues within the normal course of business is the duty of management and the board. Nevertheless, from time to time, a company’s response to the circumstances of a particular environmental or social issue may have wider ramifications. In these cases, the economic effects are considered as primary when determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Environmental and Social policy framework.

See Appendix - Environmental and Social

10. Other Corporate Governance Matters

Poison Pills Poison pills, and other anti-takeover devices, are arrangements designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined “triggering event” (such as an outsider’s acquisition of a certain percentage of company stock). Companies may be able to adopt poison pills without shareholder approval, depending on the jurisdiction concerned.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for all shareholders to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they tend to be used as tools to entrench existing management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking such plans. Where anti-takeover devices exist, they should be fully disclosed to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented so that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions, depending on the context and local market practice. Likewise we will generally vote against “any other business” resolutions, where the exact nature of the proposal has not been presented to shareholders in advance.

Any amendments to a company’s Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than as part of bundled slates.

Shareholder Resolutions

Whilst we recognize the importance of the rights of shareholders to submit proposals to general meetings, we will not support those which are frivolous, or which have otherwise been addressed adequately by management or the board within their remits. But where such proposals demonstrably enhance shareholder rights, or are in the long term interest of all shareholders, they will receive our support.

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Charitable Donations

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Donations

JPMAM does not support the use of shareholder funds for political purposes.

J.P. Morgan Asset Management

Asia ex-Japan Proxy Committee

February 2018

D. Japan

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Basic Policy on Corporate Governance	70

1.	Purpose of proxy voting	70
2.	Proxy voting principles	70
Voting Guidelines	71

1.	Distribution of income/Dividends and share buybacks 72
2.	Boards and Directors 72
3.	Director’s Remuneration 74
4.	Appointment of external audit firms 75
5.	Poorly performing companies 76
6.	Efforts to improve capital efficiency 76
7.	Anti-social activities 76
8.	Cross-shareholdings 76
9.	Adoption of anti-hostile takeover measures 77
10.	Capital Structure 77
11.	Mergers / Acquisitions 78
12.	Social and Environmental Issues 78
13.	Conflicts of Interest 78
14.	Shareholder proposals 79

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Basic Policy on Corporate Governance

JPMorgan Asset Management (Japan) Ltd adopted the Japanese version of the Stewardship Code in May 2014; subsequently in August 2014, we disclosed the steps we follow with regard to the 7 principles of the Code. We recognize the importance of corporate governance when evaluating companies and we will continue with our efforts to engage with companies as responsible institutional investors. We now fully endorse the revised version of the Stewardship Code introduced in May 2017.

We also positively evaluate the Corporate Governance Code effective from June 2015, which we believe will serve to further enhance corporate governance in Japan.

J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI) which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure.

1. Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the long term.

2. Proxy voting principles

•	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.
•	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.
•	It should be noted that AMJ scrutinises every proxy on a case-by-case basis, keeping in mind the best economic interests of our clients. We seek an improvement in the long term earnings or a prevention of deterioration in earnings of the company concerned.
•	Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions. If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.
•	Our engagement with a company as a shareholder is not limited to voting at the shareholders’ meeting. In the course of meetings with company management, we encourage the exercise of sound management with due consideration for social, environmental and ethical issues and engagement with shareholders. For example, if an accident / incident or corporate misconduct which could negatively impact the company’s economic value occurs, we will seek the implementation and announcement of improvement plans and timely disclosure to shareholders as deemed appropriate.
•	We recognize the importance of constructive engagements with companies, as an on-going dialogue on ways to raise corporate value can lead to maximizing long term investment returns for our clients. Therefore, we ask the companies to be open to having investor engagements. Where we believe companies have continuously been reluctant to engage with investors on key management issues, we will consider voting against the re-election of the representative director(s) or the director in charge.
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•	If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

This document provides the proxy voting guidelines and policy. It is also meant to encompass activities such as engagement with company management. We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important.

31st March 2019

JPMorgan Asset Management (Japan) Ltd.

Voting Guidelines

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1. Distribution of income/Dividends and share buybacks

As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.

As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings. Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%. The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favourable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.

If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.

In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.

When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.

Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal unless the company has stated its intention of moving to quarterly dividend payments.

2. Boards and Directors

Election of Directors

We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).

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Number of Directors

Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office

Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure

We will take the length of tenure into consideration when a director is subject to reelection. In particular, when a director who has served for a long period is offered for reelection, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO

AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors on the Board of Directors/Composition of the Board of Directors We encourage the election of multiple external directors on the board of directors since we believe that having multiple external directors is essential for the board to form an objective perspective on the company. Therefore, unless one third or more of the board of directors is comprised of external directors or candidates for external director at the annual general meeting (AGM), in principle, we will vote against the election of the representative directors, such as the president of the company. We would like to note that this threshold of one third or more is not the final goal, and in our view, it is desirable for the board to have majority external directors. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.

We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. We expect companies to have due regard to issues such as diversity and consideration should be given to achieving a suitable balance in terms of the areas of expertise, gender, nationality or seniority of the individual board members. Recruiting individuals with unique skills, experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. We feel that gender equality in particular is one of the top priorities for Japanese corporate boards to resolve. Although we do not endorse quotas, we expect boards to have a strategy to improve female representation in particular. We also expect companies to consider diversity in its widest sense, both at the board level and throughout the business such as the senior management tier. We seek to deepen our understanding of the board structure through our engagement with companies.

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Independence of external directors

Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external director.

•	Was or is employed at an affiliate company
•	Was or is employed at a large shareholder or major business partner
•	Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists ☐ An external director whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed. These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.

We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.

Dismissal of Directors

In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors

We will generally support the election of statutory auditors. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities.

Independence of external statutory auditors

Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external statutory auditor.

•	Was or is employed at an affiliate company
•	Was or is employed at a large shareholder or major business partner
•	Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists ☐ An external statutory auditor whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed. These criteria apply equally to candidates for alternate external statutory auditors.

3. Director’s Remuneration

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.

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We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance. In addition, we encourage the companies to disclose key performance indicators (KPIs) or figures that clearly explain how the overall remuneration quantum, the ratio of fixed-pay to variables, or the ratio of cash to stock-based payment are decided.

In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

Retirement bonus

The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.

AMJ will vote against

•	Golden parachutes
•	Retirement bonus payments to external directors and external statutory auditors. In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

Stock Options

Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants. We will vote against the proposal if the terms are unclear. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award. We will generally vote against the cancellation and reissue, re-testing or re-pricing, of underwater options. Transaction bonuses, or other retrospective ex-gratia payments, should not be made. In general, we will not support a proposal where the dilution from existing schemes and the new program requiring AGM approval exceeds 10%. AMJ believes that external directors and external statutory auditors, as well as third parties such as clients should not be participants in incentive schemes.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the stock option program, we may oppose the re-election of directors.

4. Appointment of external audit firms

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability

Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

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5. Poorly performing companies

During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

6. Efforts to improve capital efficiency

We expect company management to have due regard for the cost of capital. If a company does not show signs that it is seeking to improve the efficient use of capital, where we believe the company’s capital management will lead to depressed earnings or a deterioration in corporate and shareholder value, AMJ will vote against the re-election of the representative director(s) or the director in charge.

7. Anti-social activities

This is an item included within a Japanese context. There is no strict definition of antisocial activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

8. Cross-shareholdings

This is an item included within a Japanese context. Due to potential conflict of interest, the risk of the proxy vote becoming inconsequential, and capital efficiency concerns, in general, we believe companies should not have cross-shareholdings in other companies. Therefore, we will vote against the re-election of the representative director(s) or the director in charge at companies which are expanding cross-shareholdings, companies with a low likelihood of liquidating the existing cross-shareholdings, or companies who endorse the idea of cross-shareholdings.

We have observed cases where disclosures on cross-shareholdings provided by companies are either too complex or too vague; this can be obstructive for investors to have constructive engagement on the topic. Therefore, we ask the companies to provide full quantitative and qualitative explanation on past proxy voting activities, potential conflict of interest of owning shares in business partners, and the economic rationale for existing cross-shareholdings.

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9. Adoption of anti-hostile takeover measures

AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an antihostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

10. Capital Structure

Issue of classified stock

We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital

AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase

Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

Borrowing of Funds

AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs

AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

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11. Mergers / Acquisitions

Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

12. Social and Environmental Issues

JPMAM is a signatory to UN PRI based on the belief that due consideration of ESG issues as part of the investment process of evaluating companies is essential in terms of the preservation and creation of shareholder value over the mid to long term. Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. The approach to ESG of investee companies and those companies we research will impact their mid to long term earnings and can impact their reputation; thus, we ask companies to disclose sufficient information on environmental and social issues based on their long-term business strategy in order to make investment decisions reflecting an ESG assessment.

We do believe, however, that where sustainability issues are the subject of a proxy vote, a distinction needs to be made between shareholder proposals which are being used by activist groups to target companies as a means of promoting single-issue agendas which can impair shareholder value and limit the power of management, and those which are constructive with the aim of improving the society and the environment in a meaningful manner. AMJ will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

AMJ does not exclude specific assets or types of assets on purely social, environmental or ethical criteria (unless specifically requested by clients). We do, however, engage with company management on sustainability issues as part of the analytical process.

13. Conflicts of Interest

In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

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Corporate Governance Policy & Voting Guidelines

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

14. Shareholder proposals

We will apply the same standards for all proposals with the aim of improving shareholder value. Therefore, whether the proposal has been made by management or by a shareholder will not influence our decision making.

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XVI. Proxy Voting

A. Policy

KAR acknowledges its responsibility to vote proxies in a manner that ensures the exclusive benefit for the underlying participants and beneficiaries. The firm casts such proxy votes for the sole purpose of extending benefits to such participants and beneficiaries while using the care, skill, and diligence that a prudent person acting in a like capacity and familiar with such matters would use under the circumstances then prevailing.

KAR votes all proxies so as, in its opinion, to maximize shareholder value which is defined as long-term value accretion through dividend and price appreciation. In addition, the firm’s investment philosophy is to purchase “Quality” companies for the portfolios of its clients. One of the four main criteria for “Quality” is excellence in management. Hence, the firm tends to vote non-shareholder value issues in alignment with management’s recommendations, if there is no conflict with shareholder value.

Absent special circumstances, it is the policy of the firm to exercise its proxy voting discretion in accordance with its Proxy Voting Guidelines. These guidelines are applicable to the voting of domestic and global proxies.

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. The firm          and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality as described below.

B. Procedure

As an integral part of the investment process and where authorized by its clients, the Adviser has the responsibility for voting proxies. To assist in analyzing proxies, the Adviser subscribes to Institutional Shareholder Services (ISS) an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations.

KAR fully reviews and approves the ISS Proxy Voting Guidelines and follows their recommendations on most issues brought to a shareholder vote.  In special circumstances, where a KAR research analyst or portfolio manager believes that any ISS recommendation would be to the detriment of our investment clients, KAR will override an ISS recommendation.  An appropriate member of senior management will approve the override.  To fulfill its fiduciary duty in voting client proxies, KAR utilizes ISS to vote proxies on its behalf.

1.  Conflicts of Interest

The firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the firm may provide investment management, brokerage, underwriting, and related services to accounts owned or controlled by companies whose management is soliciting proxies. The firm and/or its employees may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. If at any time, the responsible voting parties become aware of any type of potential conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Chief Compliance Officer. Conflicts of interest are handled in various ways depending on the type and materiality. To prevent material conflicts of interest from affecting the manner in which KAR votes clients’ proxies the following procedures are followed:

(i) Where the ISS Proxy Voting Guidelines outline the firm’s voting position, either as “for” or “against” such proxy proposal, voting is in accordance with the Adviser’s Proxy Voting Guidelines.

(ii) Where the ISS Proxy Voting Guidelines outline the firm’s voting position to be on a “case-by-case basis” for such proposal, KAR will vote according to the ISS recommendation, unless special circumstances prevail.

2.  Other Special Circumstances

The firm may choose not to vote proxies in certain situations or for certain accounts, such as: 1) where a client has informed the firm that it wishes to retain the right to vote the proxy, the firm will instruct the custodian to send the proxy material directly to the client, 2) where the firm deems the cost of voting would exceed any anticipated benefit to the client, 3) where a proxy is received for a client account that has been terminated with the firm, 4) where a proxy is received for a security the firm no longer manages (i.e., the firm had previously sold the entire position), or 5) where the exercise of voting rights could           restrict the ability of an account's portfolio manager to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as "blocking markets").

Various accounts in which the Adviser has proxy voting discretion participate in securities lending programs administered by the custodian or a third party. Since title to loaned securities passes to the borrower, the firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the firm has investment discretion, however, it reserves the right of the portfolio manager to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

3.  ERISA Accounts

Plans governed by the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), are to be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where sole proxy voting discretion rests with Adviser, the foregoing policies and procedures will be followed, subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interests of participants and beneficiaries. The Department of Labor has indicated that the voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

Consistent with Labor Department positions, it is the policy of KAR to follow the provisions of a plan's governing documents in the voting of employer securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

C.  Proxy Voting Records

As required under rule 204-2 of the Advisers Act, KAR shall maintain the following proxy records:

●	A copy of these policies and procedures;
●	A copy of each proxy statement the firm receives regarding client’s securities;
●	A record of each vote cast by the firm on behalf of a client;
●	A copy of any document created by the Adviser that was material to making a decision how to vote proxies on behalf of a client or that memorialized the basis for that decision;
●
A copy of each written client request for information on how the Adviser voted proxies on behalf of the client, and a copy of any written response by the firm to any (written or oral) client request for information on how the firm voted proxies on behalf of the requesting client.

The proxy voting records described in the section shall be maintained and preserved in an easily accessible place for a period of not less than five years. The firm may rely on one or more third parties to make and retain the records referred to in items above.

D.  Client Disclosure

As disclosed in Form ADV, Part II A, a copy of these policies and procedures will be provided to clients upon request. In addition, if a client inquires about how a particular proxy proposal was voted, that information will be provided to the client in a timely manner.

Lazard Asset Management LLC
Proxy Voting Policy
A.	Introduction
Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of an independent source. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.
B.	Responsibility to Vote Proxies
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
C.	General Administration
1.	Overview and Governance
Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal/Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal/Compliance Department and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal/Compliance Department will participate in all Proxy Committee meetings.
A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal/Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer and General Counsel, or his designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy.  The Chief Compliance Officer and General Counsel, or his designee, is responsible for interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.
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2.	Role of Third Parties
Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and by Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal.
ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal/Compliance Team, will conduct periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.
3.	Voting Process
The Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal/Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients a. In such cases, the Proxy Committee and the Legal/Compliance Department will review the proposal and make a determination.
Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer and General Counsel (or his designee), and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.
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As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.
D.	Specific Proxy Items
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline.
Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or other unique circumstances requiring special vote considerations. These considerations are discussed in more detail in Section G, below.
1.	Routine Items
Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:
•	non-controversial election or re-election of directors;
•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;
•	issues relating to the timing or conduct of annual meetings; and
•	name changes.
2.	Corporate Governance and Shareholder Rights
Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
a.	Board of Directors and its Committees
Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.
Lazard has Approved Guidelines to vote FOR the following:
•	the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;
•	a requirement that a substantial majority (e.g., 2/3 ) of a company’s directors be independent;
•	a proposal that a board’s committees be comprised solely or a majority of independent directors;
•	proposals seeking to de-classify a board; and
•
proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, (unless doing so would affect shareholder interests in a specific pending or threatened litigation; or if indemnification is due to negligence then directors would be liable for intentional misconduct and actions taken without good faith intention - in these cases voting is on a case-by-case basis).

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Lazard has Approved Guidelines to vote on a CASE by CASE Basis for the following:
•	the election of directors where the board does not have independent “key committees” or sufficient board independence;
•	non-independent directors who serve on key committees that are not sufficiently independent;
•	proposals to require the separation of chairman and CEO:
•	proposals relating to cumulative voting;
•	proposals to establish directors’ mandatory retirement age;
•	establishment of shareholder advisory committees
•	removal of age restrictions for directors; and
•	director stock retention/holding periods.
Lazard has Approved Guidelines to vote AGAINST the following:
•	shareholder proposals seeking to establish minimum stock-ownership requirements for directors;
•	shareholder proposals to establish additional committees (absent demonstrable need)
•	proposals seeking to classify a board
•	shareholder proposals seeking to establish term limits for directors
•	shareholder proposals seeking to change the size of a board or requiring two candidates for each board seat.
b.	Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.
Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:
•	proposals to adopt supermajority vote requirements, or increase vote requirements;
•	proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them;
•	“blank check” preferred stock; and
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).
Lazard has adopted an Approved Guideline vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.
c.	Conduct of Shareholder Meetings
Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:
•	proposals to adjourn US meetings;

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•	proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
•	efforts to eliminate or restrict right of shareholders to act by written consent;
•	proposals to adopt supermajority vote requirements, or increase vote requirements; and
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.
3.	Changes to Capital Structure
Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management.
Lazard has adopted Approved Guidelines to vote FOR:
•	management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
•	stock splits and reverse stock splits; and
•	management proposals to adopt or amend dividend reinvestment plans;
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:
•	matters affecting shareholder rights, such as amending votes-per-share;
•	management proposals to issue a new class of common or preferred shares;
•	proposals seeking to approve or amend stock ownership limitations or transfer restrictions.
Lazard has adopted Approved Guidelines to vote AGAINST changes in capital structure designed to be used in poison pill plans.
4.	Stock Option Plans and Other Executive Compensation Issues
Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard generally favors programs intended to reward management and employees for positive, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate.
Lazard has Approved Guidelines to vote FOR
•	employee stock purchase plans and deferred compensation plans; and
•	proposals to submit severance agreements to shareholders for approval.
Lazard has Approved Guidelines to vote on a CASE by CASE basis regarding:
•	stock option plans;
•	stock appreciation rights plans;
•	restricted stock plans that do not define performance criteria;
•	proposals to approve executive loans to exercise options; and

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•	shareholder proposals to eliminate or restrict severance agreements, and
Lazard has Approved Guidelines to vote AGAINST:
•	proposals to re-price underwater options;
•
proposals to limit executive compensation or to require individual executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions
Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.
6.	Environmental, Social, and Corporate Governance
Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
As set out in Lazard’s Environmental, Social, and Corporate Governance (ESG) Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the interests of our clients. Lazard generally supports the notion that corporations should be expected to act as good citizens, but is obligated to vote on environmental, social and corporate governance proposals in a way that it believes will most increase shareholder value. Lazard’s Approved Guidelines are structured to evaluate most environmental, social and corporate governance proposals on a case-by-case basis. Lazard will evaluate proposals asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report) on a case-by-case basis, and will vote FOR the approval of anti-discrimination policies and socially responsible agenda items.
E.	Voting Securities in Different Countries
Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.
There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).
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F.	Conflicts of Interest
1.	Overview
This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:
•
Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
2.	General Policy
All proxies must be voted in the best interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. the Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal/Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
3.	Monitoring for Conflicts and Voting When a Material Conflict Exists
The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer and General Counsel.
a.	Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, The Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.
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In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.
b.	Where Approved Guideline Is Case-by-Case
In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe.
G.	Other Matters
1.	Issues Relating to Management of Specific Lazard Strategies
Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.
Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the portfolio management teams to determine what action would be in the best interests of its clients. A meeting of the Proxy Committee will be held to determine whether to split votes among one or more Portfolio Management teams.
2.	Stock Lending
As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.
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H.	Reporting
Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.
I.	Recordkeeping
Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast  and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.
J.	Review of Policy and Approved Guidelines
The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients.  Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel and Chief Compliance Officer.

Revised January 9, 2019

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LOOMIS, SAYLES & COMPANY PROXY VOTING POLICIES AND PROCEDURES MARCH 28, 2019

1. GENERAL

A.	Introduction.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

Proxy Voting Policies and Procedures

Loomis Sayles uses the services of third parties (“Proxy Voting Service(s)”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Services unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.

B.	General Guidelines.

The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients seeking the greatest risk adjusted long term returns requires the consideration of potential material impacts of proxy proposals associated with ESG Matters in applying the Proxy Voting Procedures.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c) instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

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3. Stated Policies. In the interest of consistency in voting proxies on behalf of its clients, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4. Abstain from Voting. Loomis Sayles’ policy is to vote rather than abstain from voting on issues presented, unless the client’s best interests require abstention. Loomis Sayles will abstain in cases where the impact of the expected costs involved in voting exceeds the expected benefits of the vote, such as where foreign corporations follow share-blocking practices or where proxy material is not available in English. Loomis Sayles will vote against ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client's behalf, such as when ballot delivery instructions have not been processed by a client's custodian, the Proxy Voting Service has not received a ballot for a client's account (such as when the client’s shares have been loaned to a third party1), or where Loomis Sayles, pursuant to its best judgment, determines not to vote.

1 Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

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5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6. Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C.	Proxy Committee.

1.	Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of the Director of ESG, representatives of the Equity Research Department and the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer.

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2.        Duties. The Proxy Committee’s specific responsibilities include the following:

a.	developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i)        annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies,

(ii)        annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii)        annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b.	overseeing the proxy voting process, including:

(i)        overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)        directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)        consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)        periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	engaging and overseeing third-party vendors, such as the Proxy Voting Services, including:

(i)        determining whether a Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)        the adequacy and quality of the Proxy Voting Service’s staffing and personnel, and

(b)        the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current and accurate information and to identify and address any relevant conflicts of interest,

(ii)        providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients,

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(iii)        receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv) in the event that the Proxy Committee becomes aware that a Proxy Voting Service’s recommendation was based on a material factual error: investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3. Standards.

a. When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b. When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

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D.	Conflicts of Interest.

Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre-determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Services in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Services’ recommendation is not in the best interests of its clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Services’ recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.

E.	Recordkeeping.

Loomis Sayles or its Proxy Voting Services will maintain records of proxies voted pursuant to Section 204-2 of the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.

Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.

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2. PROXY VOTING

A.	Introduction

Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.

B.	Board of Directors

Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders.

Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.

Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.

Director and Officer Indemnification and Liability Protection:

A.	Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.
B.	Vote for only those proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) only if the director's or officer’s legal expenses would be covered.

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Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management's track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent and affiliated or inside nominees do not serve on any board committee.
B.	Vote against nominees that are CFOs and, generally, against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders. Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a board committee or if less than two-thirds of the board would be independent. Vote against governance or nominating committee members if there is no independent lead or presiding director and if the position of CEO and chairman are not held by separate individuals. Generally, vote against audit committee members if auditor ratification is not proposed, except in cases involving mutual fund board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules. Vote against compensation committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer's "say on pay" advisory vote. A recommendation of the Proxy Voting Service will generally be followed when electing directors of foreign companies.
C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.
D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

Independent Audit, Compensation and Nominating Committees: Vote for proposals requesting that the board audit, compensation and/or nominating committees include independent directors exclusively.

Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be "independent," as defined by a relevant exchange or market with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.
B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer's enterprise value is less than $10 billion.

Multiple Directorships: Vote for a director nominee that is a chair or chief executive officer that sits on fewer than three company boards. Vote against a director nominee that is a chair or chief executive officer that sits on three or more company boards, unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.

Staggered Director Elections: Vote against proposals to classify or stagger the board.

Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C.	Ratification of Auditor

Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A.       Generally vote for proposals to ratify auditors.

B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position. In general, if non-audit fees amount to 35% or more of total fees paid to a company's auditor we will vote against ratification and against the members of the audit committee.
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C.	Vote against ratification of auditors and vote against members of the audit committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

D. Remuneration and Benefits

Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.

401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.

Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.

Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.

Director Related Compensation: Vote for proposals that are required by and comply with the applicable state or listing requirements governing the issuer. All other proposals relating to director compensation will be reviewed on a case-by-case basis.

Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.

Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive's death.

Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.
B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

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OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for plans that amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.
B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.
C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.
D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.
B.	Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.
C.	Vote against proposals to link all executive or director variable compensation to performance goals.
D.	Vote for an annual review of executive compensation.

E. Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

F. For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.

Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against stock option plans which expressly permit repricing of underwater options.
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B.	Vote against proposals to make all stock options performance based.
C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.
D.	Vote for proposals that request expensing of stock options.

E. Capital Structure Management Issues

Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.

Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.
B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.
C.	Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.

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Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.

Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer's treasury.

Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.

White Squire Placements: Vote for shareholder proposals to require shareholder approval of blank check preferred stock issues.

F. Mergers, Asset Sales and Other Special Transactions

Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.

Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.

Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.

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Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.

Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A.	Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
B.	Change in Control - Will the transaction result in a change in control of the company?
C.	Bankruptcy – Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.

Fair Price Provisions:

A. Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B. Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
B.	Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.

Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing management's efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account factors, including but not limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

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Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.
B.	Review on a case-by-case basis shareholder proposals to redeem a company's poison pill.
C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company's domicile will be evaluated on a case-by-case basis.

Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.

Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.

G. Shareholder Rights

Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of its shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.

Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Bundled Proposals: Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

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Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.

Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.

Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s governance committee in the event of a proposal mandating an exclusive forum without shareholder approval.

Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.

Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.

Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.

Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.

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Shareholder Ability to Act by Written Consent: Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.
B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.
B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

C. Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.

Shareholder Rights Regarding Special Meetings:

A. Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B. Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Vote Requirements: Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Unequal Voting Rights:

A.       Vote against dual class exchange offers and dual class recapitalizations.

B.	Vote, on a case-by-case basis, proposals to eliminate an existing dual class voting structure.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination.

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H. Environmental and Social Matters

Loomis Sayles has a fiduciary duty to act in the best interests of its clients.

Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and its shareholders’ economic interests. Loomis Sayles will support issuer proposals regarding environmental and social issues where it believes they will not subordinate the economic interests of the client to unrelated objectives. Loomis Sayles may consider collateral objectives, such as those that present a material business risk or opportunities that issuers need to manage as part of a business plan, when such objectives are consistent with the client’s economic interests.

Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.

Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.

I. General Corporate Governance

Loomis Sayles has a fiduciary duty to its clients with regard to routine proposals that do not present controversial issues. The impact of these proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.

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Changing Corporate Name: Vote for management proposals to change the corporate name.

Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.

Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.

Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.

Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defenses should be evaluated on a case-by-case basis.

Reimbursement of Proxy Solicitation Expenses: Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.

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Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.

J. Mutual Fund Matters

Election of Mutual Fund Trustees: Vote for nominees who oversee fewer than 60 mutual fund portfolios. Vote against nominees who oversee 60 or more mutual fund portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more mutual fund portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.

Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.

Mutual Fund Fundamental Investment Restrictions: Votes on amendments to a mutual fund's fundamental investment restrictions should be evaluated on a case-by-case basis.

Mutual Fund Investment Advisory Agreements: Votes on mutual fund investment advisory agreements should be evaluated on a case-by-case basis.

Proxy Voting Policy and Procedures

March 2019

Summary

Lord Abbett votes proxies on behalf of each client who delegates proxy voting authority to Lord Abbett. Lord Abbett has a fiduciary responsibility to vote shares in the clients’ best economic interests. This Policy sets forth proxy voting standards that conform to Lord Abbett’s approach to support and encourage sound corporate governance.

Risks Addressed By This Policy

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Failure to vote proxies in the best interest of clients and funds;

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Failure to identify and address conflicts of interest;

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Failure to provide adequate oversight of Lord Abbett’s third-party proxy service provider;

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Failure to provide adequate disclosures regarding Lord Abbett’s proxy voting policies and procedures; and

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Failure to maintain adequate proxy voting records.

Proxy Voting

Proxy Voting

 PROXY VOTING POLICIES AND PROCEDURES

THE LORD ABBETT FAMILY OF FUNDS

LORD, ABBETT & CO. LLC

1	Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients’ duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

2	Proxy Voting Process Overview

Lord Abbett has a Proxy Group (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee comprises Lord Abbett’s Chief Investment Officer and members of its Investment, Operations, and Legal and Compliance Departments. Proxy voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has implemented the following approach to the proxy voting process:

●	In cases where we deem any client’s position in a company to be material,[1] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.
●	In cases where we deem all clients’ positions in a company to be non-material, a member of Investment Administration is responsible for determining how to vote the security. Investment Administration may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Service Provider (defined below), or other sources to determine how to vote. Once a voting decision has been made, Investment Administration provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.
●	Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

[1]	We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

Proxy Voting

●	When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position. Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.
3	Retention and Oversight of Proxy Service Provider

Lord Abbett has retained an independent third party service provider (the “Proxy Service Provider”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.2 While Lord Abbett takes into consideration the information and recommendations of the Proxy Service Provider, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Service Provider’s recommendations.

Lord Abbett monitors the Proxy Service Provider’s capacity, competency, and conflicts of interest to ensure that Lord Abbett continues to vote proxies in the best interests of its clients. As part of its ongoing oversight of the Proxy Service Provider, Lord Abbett performs periodic due diligence on the Proxy Service Provider. Such due diligence may be conducted in Lord Abbett’s offices or at the Proxy Service Provider’s offices. The topics included in these due diligence reviews include conflicts of interest, methodologies for developing vote recommendations, and resources, among other things.

4	Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interest are identified and resolved in our clients’ best interests rather than our own. These safeguards include, but are not limited to, the following:

●	Lord Abbett has implemented special voting measures with respect to companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company, Lord Abbett will notify the Funds’ Proxy Committees[3] (the “Proxy Committees”) and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Service Provider’s recommendations. In these instances, if applicable, the independent director/trustee will abstain from any discussions and voting by the Funds’ Proxy Committees regarding the company.

[2]	Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Service Provider.
[3]	The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Proxy Voting

●	Lord Abbett also has implemented special voting measures with respect to any company (including any subsidiary of a company or retirement plan sponsored by a company) that has a significant business relationship with Lord Abbett. For this purpose, a “significant business relationship” means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds.

If a Fund owns shares of a company with such a business relationship (“Conflict Shares”) and Lord Abbett seeks to vote contrary to the Proxy Service Provider’s recommendation, then Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committee members. Lord Abbett generally will vote conflict proposals pursuant to the instruction of a majority of Committee members, but will act on the instructions of less than a majority if less than a majority respond and all responding members approve Lord Abbett’s proposed votes on such proposals. In all other cases, Lord Abbett will vote the Funds’ Conflict Shares in accordance with the Proxy Service Provider’s recommendation. Lord Abbett periodically will report to the Funds’ Proxy Committees its record of voting the Funds’ Conflict Shares in accordance with Committee member instructions.

Absent explicit instructions from an institutional account client to resolve proxy voting conflicts in a different manner, Lord Abbett will vote each such client’s Conflict Shares in the manner it votes the Funds’ Conflict Shares.

●	To serve the best interests of a client that holds a given voting security, Lord Abbett generally will vote proxies without regard to other clients’ investments in different classes or types of securities or instruments of the same issuer that are not entitled to vote. Accordingly, when the voting security in one account is from an issuer whose other, non-voting securities or instruments are held in a second account in a different strategy, Lord Abbett will vote without input from members of the Investment Department acting on behalf of the second account. Investment Administration, members of an investment team, members of the Proxy Policy Committee, and members of the Proxy Group may seek guidance from Lord Abbett’s Investment Conflicts Committee with respect to any potential conflict of interest arising out of the holdings of multiple clients.
5	Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant. For institutional accounts managed on behalf of multi-employer pension or benefit plans, commonly referred to as “Taft-Hartley plans,” Lord Abbett generally will vote proxies in accordance with the Proxy Voting Guidelines issued by the AFL-CIO rather than the guidelines described below unless instructed otherwise by the client.

Proxy Voting
5.1	Auditors

Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

5.2	Directors
5.2.1	Election of directors

The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

5.2.2	Majority voting

Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

5.2.3	Board classification

A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

5.2.4	Independent board and committee members

An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

Proxy Voting
5.2.5	Independent board chairman

Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

5.3	Compensation and Benefits
5.3.1	General

In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

5.3.2	Incentive compensation plans

An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Service Provider regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

Proxy Voting
5.3.3	Say on pay

“Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

5.3.4	Pay for performance

“Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.3.5	Clawback provisions

A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

5.3.6	Anti-gross-up policies

Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

Proxy Voting
5.3.7	Severance agreements and executive death benefits

Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

5.3.8	Executive pay limits

Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

5.3.9	Employee stock purchase plans

Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

5.4	Corporate Matters
5.4.1	Charter amendments

A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

5.4.2	Changes to capital structure

A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

5.4.3	Reincorporation

We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

Proxy Voting
5.4.4	Mergers, acquisitions, and restructurings

A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

5.5	Anti-Takeover Issues and Shareholder Rights
5.5.1	Proxy access

Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett evaluates proposals that seek to allow proxy access based on the merits of each situation.

5.5.2	Shareholder rights plans

Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

5.5.3	Chewable pill provisions

A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Proxy Voting
5.5.4	Anti-greenmail provisions

An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.5.5	Fair price provisions

A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.5.6	Rights to call special shareholder meetings

Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

5.5.7	Supermajority vote requirements

A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

5.5.8	Cumulative voting

Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

5.5.9	Confidential voting

In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

Proxy Voting
5.5.10	Reimbursing proxy solicitation expenses

Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

5.5.11	Transacting other business

Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

5.6	Environmental, Social and Governance Issues

Proposals relating to environmental, social and governance (“ESG”) issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett believes ESG factors may have an impact on long-term financial performance and can represent significant risks and costs to a business. We believe that well developed policies and disclosures can help identify and mitigate risks and costs associated with ESG issues. We encourage companies to be transparent about ESG issues and adopt policies and processes to assist in managing risks associated with these factors. Lord Abbett generally favors the disclosure of material data and metrics related to the risks and opportunities associated with these ESG factors, including detailed disclosure of internal ESG policies. We believe companies that are best positioned to manage the risks and opportunities associated with these ESG factors will increase their potential to deliver superior long-term shareholder value.

Lord Abbett evaluates all proposals based on their potential effect on shareholder value. We generally follow management’s recommendation on proposals involving ESG matters and tend to vote against proposals that we believe are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders, but may support proposals that ask for useful disclosure. However, we evaluate proposals involving ESG matters on a case-by-case basis, understanding that ESG risks and opportunities can vary greatly by industry and company. As a result, Lord Abbett may vote similar proposals differently based on the particular facts and circumstances. We pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

5.7	Share Blocking

Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

6	Document Revision History

Amended: March 20, 2019

History of Amendments to the Proxy Voting Policies and Procedures

Adopted:

September 17, 2009

Proxy Voting

Amended:

September 14, 2010

March 10, 2011

September 13, 2012

September 19, 2014

September 17, 2015

February 25, 2016

September 15, 2016

September 20, 2017

February 28, 2018

September 20, 2018

March 20, 2019

Proxy Voting

Responsible Parties

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CCO

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Investment Administration

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Proxy Voting Committee

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Lord Abbett Funds’ Proxy Voting Committee

Documentation

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Conflicts log

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Record of Proxy Votes

Compliance Dates/Filings

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File Form N-PX by August 31st each year for each Lord Abbett Fund

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Annual due diligence review of third-party service provider

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Annual Report to CCO regarding the effectiveness of this Policy

Other Policies

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Record-Keeping Policy

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Service Provider Oversight Policy

Disclosures

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ADV

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RFPs

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Form N-PX

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Statement of Additional Information

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2019

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., MFS International Australia Pty. Ltd.; and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”).  References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C.	Records Retention; and

D.	Reports.

A. VOTING GUIDELINES

1. General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies.  Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings.  However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal.  Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal.  In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios. One reason why MFS may vote differently is if MFS has received explicit voting instructions to vote differently from a client for its own account.  From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients.  These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients.  If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients.  The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2. MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors.  While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.  In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from  shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting's agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives;  or (5) there are governance concerns with a director or issuer.

MFS also believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS will generally vote against the chair of the nominating and governance committee at any U.S. company whose board is comprised of less than 15% female directors.  MFS may consider, among other factors, whether the company is transitioning towards increased board gender diversity in determining MFS' final voting decision.

MFS believes that the size of the board can have an effect on the board's ability to function efficiently. While MFS evaluates board size on a case-by-case basis, we will typically vote against the chair of the nominating & governance committee in instances where the size of the board is greater than sixteen (16) members.

For a director who is not a CEO of a public company, MFS will vote against a nominee who serves on more than four (4) public company boards in total. For a director who is also a CEO of a public company, MFS will vote against a nominee who serves on more than two (2) public-company boards in total. MFS may consider exceptions to this policy if: (i) the company has disclosed the director's plans to step down from the number of public company boards exceeding four (4) or two (2), as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his or her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law). With respect to a director who serves as a CEO of a public company, MFS will support his or her re-election to the board of the company for which he or she serves as CEO.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management's track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e., a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company's proxy statement ("Proxy Access") may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis.  In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent's rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders.  As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%.  However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.  MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives.  However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives.  Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a "change-in-control" (e.g., single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an issuer's executive compensation practices if MFS determines that such practices are excessive or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of a company's shareholders.  MFS will vote in favor of executive compensation practices if MFS has not determined that these practices are excessive or that the practices include incentive metrics or structures that are poorly aligned with the best long-term economic interest of a company's shareholders. Examples of excessive executive compensation practices or poorly aligned incentives may include, but are not limited to, a pay-for-performance disconnect, a set of incentive metrics or a compensation plan structure that MFS believes may lead to a future pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, significant perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees.  MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds.  MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders.  These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill" on a case-by-case basis, MFS generally votes against such anti-takeover devices.  MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills”. MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company's strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a "Proxy Contest"). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure.  MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock.  Nevertheless, as noted above under “Stock Plans”, when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by approximately 10-15% as described above), MFS generally votes against the plan.  In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis.  Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting.  In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company.  Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company.  MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor.  MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against "other business" proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting's agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting's agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders.  For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis.  As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading.  MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g., a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case‑by‑case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments.  However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders.  Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to social issues.  Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s).

Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g., the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. While we incorporate market best practice guidelines and local corporate governance codes into our decision making for certain foreign issuers, we may apply additional standards than those promulgated in a local market if we believe such approach will advance market best practices. Specifically, in the Japanese market we will generally vote against certain director nominees where the board is not comprised of at least one-third independent directors as determined by MFS in its sole discretion. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation.  MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law.   Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”).  Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company.  While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date.  Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent).  Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time.  For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items.  Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B. ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team.  The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales.  The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.
Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS' proxy voting activities

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

1 For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist.  In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures,  (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.
Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.
If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.
If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and

d.
For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests.  A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units.  The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.

Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund.  If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”).  Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself.  This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions.  Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS.  The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed.  Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots.  When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system.  The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company.  If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4. Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures.  The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS.  With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses its own internal research,  the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS Fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., proxy contests, potentially excessive executive compensation issues, or certain shareholder proposals), a member of the proxy voting team will consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2  However, the MFS Proxy Voting Committee will ultimately determine the manner in which such proxies are voted.

2 From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation.  If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.  Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5. Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy voting team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program.  In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares.  However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted.  If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7. Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest.  From time to time, MFS may determine that it is appropriate and beneficial for members of the MFS Proxy Voting Committee or proxy voting team to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters.  A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or proxy voting team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. The MFS Proxy Voting Committee, in consultation with members of the investment team, establish proxy voting engagement goals and priorities for the year.  For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please visit www.mfs.com and refer to our most recent proxy season preview and engagement priorities report.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee.  All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds.  These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues.  Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

Proxy Voting Policy Category: Portfolio Management

Policy Statement

It is the policy of BNY Mellon Asset Management North America Corporation (“AMNA”) to fully meet its fiduciary obligations in exercising the power, discretion and responsibility to vote proxies where clients have delegated such authority.

Background

Registered Investment Advisers have a number of responsibilities regarding voting of proxies for client securities that are under its management and that are governed by the Advisers Act. Rule 206(4)-6 requires investments advisers to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes client securities in the best interests of clients, which procedures must include how material conflicts that may arise between an adviser's interests and those of its clients are addressed; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; and (c) describe to clients its proxy voting policies and procedures and, upon request, furnish a copy to its clients. Rule 204-2 further requires an investment adviser to retain certain records relating to the exercise of its proxy voting authority.

Policy

As a registered Investment Advisor, AMNA is often entrusted with the fiduciary responsibility to vote proxies for shares of corporate stock held on behalf of our clients. Proxy voting is an integral part of the management of the investment in those shares. In voting proxies, AMNA takes into account long term economic value as we evaluate issues relating to corporate governance, including structures and practices, the nature of long-term business plans, including sustainability policies and practices to address environmental and social factors that are likely to have an impact on shareholder value, and other financial and non-financial measures of corporate performance.

For clients that have delegated proxy authority, AMNA will make every reasonable effort to ensure that proxies are received and are voted in accordance with this policy and related procedures. To assist us in that process, AMNA retains Institutional Shareholder Services (“ISS”) to provide various services related to proxy voting, such as research, analysis, voting services, proxy vote tracking, recordkeeping, and reporting. In addition, AMNA also retains Glass Lewis for research services only.

AMNA seeks to avoid potential material conflicts of interest through its participation on The Bank of New York Mellon Corporation’s (“BNY Mellon”) Proxy Voting and Governance Committee (“Committee”). As such, AMNA has adopted and implemented BNY Mellon’s Proxy Voting Policy and proxy voting guidelines. The guidelines are applied to all client accounts for which AMNA has been delegated the authority to vote in a consistent manner and without consideration of any client relationship factors.

Under this policy, the Committee permits member firms (such as AMNA) to consider specific interests and issues and cast votes differently from the collective vote of the Committee where the member firm determines that a different vote is in the best interests of the affected account(s).

AMNA will furnish a copy of its Proxy Voting Policy and its proxy voting guidelines upon request to each advisory client that has delegated voting authority.

Voting BNY Mellon Stock

It is the policy of AMNA not to vote or make recommendations on how to vote shares of BNY Mellon stock, even where AMNA has the legal power to do so under the relevant governing instrument. In order to avoid any appearance of conflict relating to voting BNY Mellon stock, AMNA has contracted with an independent fiduciary (ISS) to direct all voting of BNY Mellon Stock held by any AMNA accounts on any matter in which shareholders of BNY Mellon Stock are required or permitted to vote.

Proxy Voting Disclosure

Clients who have delegated proxy voting authority to AMNA may obtain the proxy voting records for their account upon written or verbal request.

Oversight Activities

AMNA performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and AMNA records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level. These efforts are completed as component of our Rule 206(4) -7 compliance program.

Appropriate disciplinary action will be taken for failure to comply with the requirements of this policy, which could include termination of employment.

Reference

Rules 206(4)-6 and 204-2 under The Investment Advisers Act of 1940

BNY Mellon Policy II-G-051 (“Proxy Voting and Governance Committee Voting Policy”)

BNY Mellon Policy II-G-052 (“Proxy Voting and Governance Committee”)

Policy Content Owners

AMNA Compliance

Revision History

February 2018 (Original)

April 2019

NEUBERGER BERMAN

Governance and Proxy Voting Guidelines

ABOUT NEUBERGER BERMAN

Founded in 1939, Neuberger Berman is a private, 100% independent, employee-owned investment manager. From offices in 34 cities worldwide, the firm manages a range of strategies—including equity, fixed income, quantitative and multi-asset class, private equity and hedge funds—on behalf of institutions, advisors and individual investors globally. With more than 500 investment professionals and over 2,000 employees in total, Neuberger Berman has built a diverse team of individuals united in their commitment to delivering compelling investment results for our clients over the long term. That commitment includes active consideration of environmental, social and governance factors. Our culture has afforded us enviable retention rates among our senior investment staff and has earned us a citation from Pensions & Investments as a Best Place to Work in Money Management for six consecutive years.

JONATHAN BAILEY HEAD OF ESG INVESTING WWW.NB.COM/ESG

GOVERNANCE AND PROXY VOTING

OBJECTIVE

Neuberger Berman Group LLC (“Neuberger Berman Group” and collectively with its affiliates “Neuberger Berman” or the “firm”) believes that engagement is a dialogue between investors and companies focused on positively influencing corporate governance behaviors to drive long-term, sustainable returns. We have codified our approach in our Governance and Engagement Principles. One important way in which we exercise engagement is through voting proxies on behalf of our advisory clients for whom we have voting authority. We do this in order to fulfill our fiduciary responsibility to protect our clients’ best interests and as an important component of our approach to creating shareholder value.

The below statements serve as a guide to our voting approach and are representative of our general views on these matters. We reserve case-by-case judgment in all instances where we believe a different vote serves the economic best interests of our clients.

In addition we recognize that some of our investments, including but not limited to those listed outside major stock exchanges, mutual funds, exchange-traded funds, closed-end funds and special purpose acquisition companies, do not operate in markets where it would be appropriate to apply the full breadth of our guidelines. In those instances we will vote based on our assessment of best practices that protect shareholder value.

RISK OVERSIGHT & BOARD RESPONSIBILITIES

We expect boards in both the ordinary course of business and during special sessions to review and plan for relevant and material risk factors for the long-term sustainability of the business. We recognize that companies have diverse stakeholders that present many perspectives; we expect that given its oversight responsibility, the board remains open-minded in its evaluation of these issues. We identify continuing education, board evaluations, succession planning, shareholder and stakeholder engagement, and the adoption of best practices as indicators of oversight quality.

We expect, at minimum, to see disclosure on the existence of an Enterprise Risk Management framework, the roles and responsibilities of key committees, and comprehensive descriptions of the background and skills of directors. We identify assumptions as key risks to the effective oversight of management by the board, and believe these are best mitigated by active and diverse boards.

ELECTION OF DIRECTORS

Neuberger Berman believes a Board of Directors should be comprised primarily of qualified, independent, diverse directors with relevant experience. We believe having a board that is, at a minimum, majority, and preferably two-thirds, independent is a critical governance requirement. Neuberger Berman believes these factors, along with periodic board and committee refreshment, will facilitate driving a company’s performance, creating shareholder value while protecting and enhancing shareholders’ interests.

Generally we support management nominees; however, there are instances when Neuberger Berman may withhold its votes from or vote against the management nominee(s), for example, when the firm believes a board or certain of its members have:

•	failed to act in the best economic interests of shareholders;
•	failed to maintain independent audit, compensation and nominating committees;
•	failed to attend at least 75% of a company’s board and committee meetings without a reasonable excuse;
•	failed to adopt a material shareholder proposal that received the support of a majority of shareholders;

GOVERNANCE AND PROXY VOTING

•	failed to appoint an independent chair or a lead independent director;
•	or have adopted bylaw amendments that negatively affect shareholder rights without obtaining a shareholder vote.

We expect companies to have robust anti-corruption practices, and may vote against members of the appropriate board committee where we find poor oversight of matters related to compliance with sanctions or interactions with foreign governments.

We additionally evaluate the composition of the board to ensure shareholders are represented by individuals who are well positioned to assess and understand both traditional and abstract business risks, have a history of operating in complex environments, subscribe to the highest level of ethical standards and hold others to it, and are able to present themselves as a credible voice of not only shareholders, but also stakeholders such as clients, employees and communities, among others. We believe these qualities to be vital to the challenging, deliberative discourse that we expect boards of our portfolio companies to possess.

As we scrutinize the director nominees, we ask that companies provide expanded context for the specific skills or areas of focus for individual directors. These should include experiences that required risk expertise or strategy oversight that aligns with the needs of the company at present. While we do not support the notion of a one-issue director, we ask that companies identify who is well positioned to lead on top strategy, risk and ESG areas for the company. While long tenure or age should not necessarily discount the contribution of any one director, we will evaluate these traits as they relate to the overall composition of the board, including appropriate refreshment. Where the composition of the board does not satisfy our assessment of the needs at the company, we may hold the longest-tenured directors accountable to signal a need for appropriate director succession planning to be implemented.

Instances of interlocking directorships (CEOs serving on each other’s boards) and problematic related party transactions may pose conflicts of interest, and may lead us to vote against the director. Because of the significance of financial reporting and disclosure, Neuberger Berman believes that a CFO should report to the Board and not be a member. We usually will vote against a director who is the CFO of the subject company. We will closely scrutinize board representation awarded to third parties and investors with board influence that is not proportional to economic interest. These instances, along with contested elections and other special situations, will be evaluated by Neuberger Berman on a case-by-case basis.

We believe it is of great importance and will facilitate transparency if the members of the audit, compensation and nominating and governance committees are independent. We likely will withhold or vote against a director who sits on a key committee of the board and is an affiliate or an insider. Neuberger Berman expects each member of the audit committee to have the applicable expertise to carry out his or her responsibilities in an effective and diligent manner. Should a company be required to restate its financials, Neuberger Berman will closely evaluate audit committee members sitting at the time the issues arose. If a director has served on a board of at least one company with a record of poor performance, inadequate risk oversight, accounting-related issues or other indicators of actions that appeared to be against the interest of shareholders, we may vote against that director. We typically reexamine our determinations by considering: the length of time passed since the incident that caused the concern, shareholder support for the director, the director’s role (e.g. member of the audit committee when accounting issues arose).

Additionally, overboarding is a concern for Neuberger Berman, and we generally believe a public company executive should only sit on an aggregate of two public company boards and a director who is not a public company executive should serve on no more than five public company boards. If we withhold votes for a director who is a public company executive, typically we will not withhold the vote from the director at the company on which he or she serves as an executive.

GOVERNANCE AND PROXY VOTING

We believe there has been ample time for boards to take up and address issues of gender representation. If the board has not included a female director in the last 12 months or if there are no clearly articulated plans to include a qualified female nominee, we will vote against the chair of the nominating committee.

Neuberger Berman usually supports governance shareholder proposals to:

•	declassify a board;
•	eliminate cumulative voting;
•	elect directors by a majority of votes cast in uncontested elections;
•	separate the positions of Chairman and CEO; appoint a lead independent director. We recognize that there are instances in which it may be appropriate to combine the CEO and Chair roles, including a current strong lead independent director, strong performance and governance provisions.

Recognizing the importance of attracting and retaining qualified directors, we are supportive of strong indemnification provisions, so long as such proposals provide for the duty of care.

CAPITAL DEPLOYMENT FOR LONG-TERM VALUE CREATION

Our voting on capital issues is informed by our philosophy that companies should allocate capital to maximize long-term risk-adjusted shareholder value. We believe they should effect an economic returns-based capital allocation system; maintain efficient corporate capital structures that minimize the risk-adjusted cost of capital; avoid excessive leverage or excessive cash buildup; regularly return excess capital to shareholders, and explore divestitures/spin-offs of non-core assets and business units for which divestiture will enhance shareholder value. Additionally, boards should provide transparent information on the oversight of capital deployment choices, including identifying the appropriate responsible committee, and be able to discuss their methodology.

We expect large mergers, acquisitions, reorganizations or similar actions to be subject to a shareholder vote. Neuberger Berman often supports value-driven M&A strategies, but will evaluate all proposals on this matter on a case-by-case basis.

EXECUTIVE COMPENSATION

We expect each company to design compensation policies that are appropriate to its situation and that will attract and retain skilled executives who will be incentivized to increase their company’s long-term shareholder value. We expect compensation committees to design, adopt and clearly articulate a strong link between executive compensation and performance.

In our evaluation of compensation plans, we seek to understand how the metrics selected are related to the medium- to long-term business strategy articulated by executives. Performance incentives should be tied to challenging targets with disclosure around target-setting in relation to prior high-water marks. We expect boards to be able to discuss the potential long-term impacts of the chosen metrics, such as their impact on investments in R&D and human capital, or the ability to effectively deploy capital in the future. We additionally expect a robust discussion on the selection of the appropriate peer set, and how individual companies in that set are relevant to both the business and the compensation of the executives themselves.

Performance periods should be sufficiently long to ensure executives do not manage to too short of a time horizon, with at least a three-year performance period appropriate for most long-term incentive plan metrics. We do not believe long-term incentive plans

GOVERNANCE AND PROXY VOTING

(LTIPs) should have annual components, whether vesting or awards, and will additionally scrutinize plans that annually reload awards to create outcomes that become disengaged from the returns seen by shareholders.

We are particularly sensitive to outsized awards as a result of committee discretion, where absolute returns were negative, use of metrics susceptible to ‘gaming’, and/or where a payout previously occurred for the attainment of the same metric. We also closely scrutinize the quantum and timing of the disposition of shares by Named Executive Officers in the context of any repurchase activity at the company. Neuberger Berman believes it is imperative for management and the board to maintain a significant equity ownership in the Company to ensure alignment with shareholders’ interests. As we expect incentive compensation to relate directly to the creation of long-term value for shareholders, we generally expect extended vesting of equity awards, bonus and equity plans to provide for clawbacks, equity compensation plans that do not permit repricing or reloading, and “golden parachute” proposals that encourage management to negotiate transactions in shareholders’ best interest. We also believe that advisory votes on executive compensation should be held on an annual basis.

Due to the diverse requirements of companies in which we invest, Neuberger Berman typically determines whether to support an executive compensation proposal after a case-by-case assessment, considering among other things, industry, size, performance, financial condition and historic pay practices. Where we identify insufficient alignment with the interests of our clients or insufficient disclosure to perform an analysis, we will vote against the compensation plan.

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We generally support the adoption of equity-based compensation plans because they often facilitate the alignment of management’s interests with shareholders. However, we do consider the cost of a plan and its qualitative metrics. The expense of any equity plan is considered in conjunction with a company’s operating metrics to determine whether the cost is excessive. We also consider certain qualitative metrics of the plan, including: awards’ performance metrics and targets, whether the plan provides for repricing. We likely will vote against plans that are excessively dilutive, costly and provide for repricing, or allow increases in shares available under the plan without shareholder approval.

OPTION EXCHANGES, REPRICING, BACKDATING

We typically are opposed to repricing plans, exchange programs and plans with evergreen provisions. We expect to vote against plans with repricing and exchange provisions; however, there may circumstances in which a repricing provision or exchange provision is approved, such as a steep decline, not just in a company’s value, but also the industry or macroeconomic environment. The repricing plan or exchange program may help the company retain employees in a precarious environment. We find backdating options and related actions unacceptable and will not support them.

DIRECTOR COMPENSATION PLANS

Neuberger Berman believes nonemployee directors should receive appropriate compensation that may consist of cash and equity.

We recognize that compensating directors with equity awards facilitates the directors’ alignment with shareholders, for which we are wholly supportive. The equity awards for directors should only reflect compensation, not be performance-based, so that directors do not engage in risk-taking.

GOVERNANCE AND PROXY VOTING

EMPLOYEE STOCK PURCHASE PLANS

Employee Stock Purchase Plans (ESPP) provide employees with ownership in the company, which strengthens the alignment with shareholders. We view these plans as being beneficial to companies and their shareholders because they typically are available to a broad employee group and the annual purchases are limited by statute. Neuberger Berman expects to support most ESPPs unless the employee base to whom the plan is offered is unduly limited (e.g. senior executives).

SHAREHOLDER RIGHTS

Neuberger Berman generally supports significant shareholder representation and the protection of minority rights. As such, it generally supports shareholder or management proposals regarding proxy access, although each instance is examined on a case-by-case basis, considering factors such as company size, existing or management-proposed proxy access provisions, board independence, diversity, experience, tenure, requested ownership percentage and holding requirement, among other things. We also generally support the right of shareholders to call a special meeting and—where the right does not exist—to act by written consent. We generally believe a special meeting threshold in the range of 20 – 25% is appropriate at most companies, where other circumstances such as large single- shareholder would not lead to a potential for misuse.

It is our view that in most matters presented for shareholder approval a majority vote is appropriate. Therefore we typically support proposals to eliminate supermajority proposals. The firm usually is opposed to cumulative voting; however, there may be certain instances when we will support a cumulative voting proposal. For example companies with tiered voting classes and those controlled by a significant shareholder may lend themselves to the adoption of cumulative voting. Neuberger Berman generally supports stewardship and corporate governance codes, as well as other efforts to codify best practices. Where we find issues at odds with the practices of our portfolio companies, we will seek to use these frameworks to engage in constructive dialogue on the subject.

Neuberger Berman generally believes in the alignment of voting rights with economic interest (i.e. one vote, one share). We may, where appropriate, support proposals to equalize the voting rights of shareholders, including the elimination of special voting share classes and the establishment of single-class voting structures. Each instance is reviewed on a case-by-case basis and is rooted in an economic assessment of the costs and opportunities for shareholders.

We recognize that, on occasion, companies may choose to reincorporate their domicile. We analyze these changes closely and are generally supportive of these efforts where they are in the economic interest of our clients, with reduced legal costs, streamlined judicial process, proximity to corporate headquarters, or improved governance provisions serving as common positive dimensions of such measures. We believe the designation of Delaware (or its state of incorporation) as a company’s exclusive forum for certain governance- related litigation is appropriate provided it is done in the spirit of permitting a more efficient resolution of such matters for both the plaintiff and the company, and does not contain onerous provisions like mandatory arbitration.

On the subject of the venue and format of shareholder meetings, we believe it should strike a balance between providing access and transparency while taking advantage of new technology and cost efficiencies. As such we will not vote against directors for the approval of a virtual meeting format, but continue to recognize that such a shift should facilitate, not abridge, shareholder access.

ANTI-TAKEOVER PROVISIONS & SHAREHOLDER RIGHTS PLANS (“POISON PILLS”)

Neuberger Berman generally does not support the adoption of anti-takeover provisions, including shareholder rights plans. In cases of unilateral adoption by the board, we will evaluate these proposals on a case-by-case basis in order to determine whether the action was in the best interest of shareholders and appropriately proportional to the circumstances. If we deem the action to be adverse to shareholder interests, we will generally vote against members of the governance committee and the chairman/lead independent director. Where the plan itself is subject to a vote, we will additionally evaluate whether there are tax-related benefits (net-operating- loss pills), the protection of which may be in the economic interest of our clients.

ENVIRONMENTAL ISSUES

Neuberger Berman believes that all issuers must be able to identify key environmental risks to their business. We will generally support shareholder proposals asking for increased disclosure where our assessment finds that existing materials are significantly lagging behind recognized frameworks necessary for investors to assess these risks. Neuberger Berman is broadly supportive of the work of the Task Force on Climate-related Financial Disclosure (TCFD) and the Sustainability Accounting Standards Board (SASB). Issuers can look to those frameworks as a reference of leading best practices. We expect directors to be familiar with those recommendations and be able to discuss how they relate to the risk assessment for their business.

While our primary analysis focuses on material topics, we recognize that due to changes such as rising supply chain complexity, shifting consumer trends and regulatory changes, among many others, companies should continue to be aware of salient issues that may become more important over time. Where we find significant failings by the board in its oversight of these issues, we may withhold support.

SOCIAL ISSUES

We believe that companies have a variety of stakeholders and encourage engagement with those parties that may positively or negatively impact the stability, performance and sustainability of the business. While we believe that regulators and legislators are best positioned to address market-level social concerns, we recognize the value of leadership in those areas that improve the company’s reputation and its ability to be seen as a responsible participant in the broad economy and the communities it operates in. Where we identify issues that we believe can significantly harm the value of our clients’ investments, we will pursue a course of action, including engagement, or the support of a shareholder proposal, among others, that most constructively mitigates these risks.

Given the potential reputational impact of the use of company funds in relation to trade associations and political processes, Neuberger Berman will generally support shareholder proposals asking for disclosure and/or reports on this issue. In our detailed evaluation of the proposals, we find the Center for Political Accountability Zicklin Index (CPA-Zicklin) to be an informative guidepost for assessing appropriate disclosure in relation to both the market and industry peers.*

Neuberger Berman believes topics related to human capital are among the most significant risks and opportunities for companies. We expect boards to disclose and be able to discuss efforts to make the companies inclusive, attractive and high-retention environments. We identify this as a vital component in attracting and retaining talent for the long-term sustainable success of the companies we invest in. Neuberger Berman supports inclusive and diverse working environments, and will generally support shareholder proposals seeking to establish comprehensive equal opportunity and anti-discrimination provisions. Neuberger Berman also generally supports efforts to study and report on any discrepancies in compensation based on gender.

*Neuberger Berman does not maintain a formal relationship with the Center for Political Accountability. Lawrence Zicklin is a former employee of Neuberger Berman and served as the Non-Executive Chairman of the Board from 1999 to 2003. He rejoined the Board in 2009 and continues to serve as an independent director.

S0089 04/19 ©2019 Neuberger Berman BD LLC. All rights reserved.

PROXY VOTING

POLICY

It is the Firm’s policy, where it has accepted responsibility to vote proxies on behalf a particular client, to vote such proxies in the best interest of its clients and ensure that the vote is not the product of an actual or potential conflict of interest. For client’s that are subject to ERISA, it is the Firm’s policy to follow the provisions of any ERISA plan’s governing documents in the voting of plan securities, unless it determines that to do so would breach its fiduciary duties under ERISA.

RESPONSIBILITY

Where the Firm has accepted responsibility to vote proxies on behalf a particular client, the Chief Investment Officer is responsible for ensuring that proxies are voted in a manner consistent with the proxy voting guidelines adopted by the Firm (the “Proxy Voting Guidelines”) and the Firm’s policies and procedures.

PROCEDURES

The Firm may vote client proxies where a client requests and the Firm accepts such responsibility, or in the case of an employee benefit plan, as defined by ERISA, where such responsibility has been properly delegated to, and assumed by, the Firm. In such circumstances the Firm will only cast proxy votes in a manner consistent with the best interest of its clients or, to the extent applicable, their beneficiaries. The Firm shall, in its Form ADV, generally disclose to clients information about these policies and procedures and how clients may obtain information on how the Firm voted their proxies when applicable. At any time, a client may contact the Firm to request information about how it voted proxies for their securities. It is generally the Firm’s policy not to disclose its proxy voting records to unaffiliated third parties or special interest groups.

The Firm’s Operations Department will be responsible for monitoring corporate actions, and ensuring that proxies are submitted in a timely manner. The Firm may delegate the responsibility to vote client proxies to one or more persons (such person(s) are hereafter referred to as “Responsible Voting Parties”) consistent with the Proxy Voting Guidelines. Specifically, when the Firm receives proxy proposals where the Proxy Voting Guidelines outline its general position as voting either “for” or “against,” the proxy will be voted by one of the Responsible Voting Parties in accordance with the Firm’s Proxy Voting Guidelines. When the Firm receives proxy proposals where the Proxy Voting Guidelines do not contemplate the issue or otherwise outline its general position as voting on a case-by-case basis, the proxy will be forwarded to the Proxy Voting Committee, which will review the proposal and either vote the proxy or instruct one of the Responsible Voting Parties on how to vote the proxy.

It is intended that the Proxy Voting Guidelines will be applied with a measure of flexibility. Accordingly, except as otherwise provided in these policies and procedures, the Responsible Voting Parties may vote a proxy contrary to the Proxy Voting Guidelines if, in the sole determination of the Proxy Voting Committee, it is determined that such action is in the best interest of the Firm’s clients. In the exercise of such discretion, the Proxy Voting Committee may take into account a wide array of factors relating to the matter under consideration, the nature of the proposal and the company involved. Similarly, poor past performance, uncertainties about management and future directions and other factors may lead to a conclusion that particular proposals by an issuer present unacceptable investment risks and should not be supported. In addition, the proposals should be evaluated in context. For example, a particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package, such as where the effect may be to entrench management. Special circumstances or instructions from clients may also justify casting different votes for different clients with respect to the same proxy vote.

The Responsible Voting Parties will document the rationale for all proxies voted contrary to the Proxy Voting Guidelines. Such information will be maintained as part of the Firm’s recordkeeping process. In performing its responsibilities the Proxy Voting Committee may consider information from one or more sources including, but not limited to, management of the company presenting the proposal, shareholder groups, legal counsel and independent proxy research services. In all cases, however, the ultimate decisions on how to vote proxies is made by the Proxy Voting Committee.

ERISA Plans

Plans managed by the Firm governed by ERISA shall be administered consistent with the terms of the governing plan documents and applicable provisions of ERISA. In cases where the Firm has been delegated sole proxy voting discretion, these policies and procedures will be followed subject to the fiduciary responsibility standards of ERISA. These standards generally require fiduciaries to act prudently and to discharge their duties solely in the interest of participants and beneficiaries. The Department of Labor has indicated that voting decisions of ERISA fiduciaries must generally focus on the course that would most likely increase the value of the stock being voted.

The documents governing ERISA individual account plans may set forth various procedures for voting “employer securities” held by the plan. Where authority over the investment of plan assets is granted to plan participants, many individual account plans provide that proxies for employer securities will be voted in accordance with directions received from plan participants as to shares allocated to their plan accounts. In some cases, the governing plan documents may further provide that unallocated shares and/or allocated shares for which no participant directions are received will be voted in accordance with a proportional voting method in which such shares are voted proportionately in the same manner as are allocated shares for which directions from participants have been received.

Conflicts of Interest

The Firm may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships it maintains with persons having an interest in the outcome of certain votes. For example, the Firm may provide services to accounts owned or controlled by companies whose management is soliciting proxies. The Firm, along with any affiliates and/or employees, may also occasionally have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships.

If the Responsible Voting Parties become aware of any potential or actual conflict of interest relating to a particular proxy proposal, they will promptly report such conflict to the Committee. Conflicts of interest will be handled in various ways depending on their type and materiality of the conflict. The Firm will take the below steps to ensure that its proxy voting decisions are made in the best interest of its clients and are not the product of such conflict.

●	Where the Proxy Voting Guidelines outline the Firm’s voting position, as either “for” or “against” such proxy proposal, voting will be in accordance with the its Proxy Voting Guidelines.
●	Where the Proxy Voting Guidelines outline the Firm’s voting position to be determined on a “case-by-case” basis for such proxy proposal, or such proposal is not contemplated in the Proxy Voting Guidelines, then one of the two following methods will be selected by the Committee depending upon the facts and circumstances of each situation and the requirements of applicable law:
●	vote the proxy in accordance with the voting recommendation of a non-affiliated third party vendor; or
●	provide the client with sufficient information regarding the proxy proposal and obtain the client’s consent or direction before voting.

Third Party Delegation

The Firm may delegate to a non-affiliated third party vendor, the responsibility to review proxy proposals and make voting recommendations to the Firm. The Chief Compliance Officer will ensure that any third party recommendations followed will be consistent with the Proxy Voting Guidelines. In all cases, however, the ultimate decisions on how to vote proxies are made by the Committee.

Mutual Fund

The Firm acts as an investment advisor to the Nuance Concentrated Value Fund, the Nuance Mid Cap Value Fund and the Nuance Concentrated Value Long-Short Fund custodied at US Bank N.A. US Bank will prepare and file Form N-PX in accordance with Nuance’s proxy votes, as tracked by ISS. All proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any resolutions or other instructions approved by an authorized person of the fund. The Firm has oversight responsibility of the proper voting of proxies and the accuracy of the Form N-PX filing. The Chief Compliance Officer shall work with the Fund team to ensure accurate and timely filings are made.

Special Circumstances

The Firm may choose not to vote proxies in certain situations or for certain accounts, such as: (i) where a client has informed the Firm that they wish to retain the right to vote the proxy; (ii) where the Firm deems the cost of voting the proxy would exceed any anticipated benefit to the client; (iii) where a proxy is received for a client that has terminated the Firm’s services; (iv) where a proxy is received for a security that the Firm no longer manages (i.e., the Firm had previously sold the entire position); and/or (v) where the exercise of voting rights could restrict the ability of an account’s Portfolio Managers to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”).

In addition, certain accounts over which the Firm has proxy-voting discretion may participate in securities lending programs administered by the custodian or a third party. Because the title to loaned securities passes to the borrower, the Firm will be unable to vote any security that is out on loan to a borrower on a proxy record date. If the Firm has investment discretion, however, the Firm shall reserve the right to instruct the lending agent to terminate a loan in situations where the matter to be voted upon is deemed to be material to the investment and the benefits of voting the security are deemed to outweigh the costs of terminating the loan.

Proxy Voting GUIDELINES

In accordance with Rules 30b1-4 (new) & 206(4)-6 (new) & 204-2 (amended) of the Investment Adviser Act of 1940, Nuance Investments, LLC (“NUANCE”) is providing all clients with a summary of its proxy voting procedures.

●	Upon opening an account with Nuance, clients are given the option to delegate proxy-voting discretion to Nuance by completing the appropriate documents. Nuance will only exercise proxy-voting discretion over client shares in the instances where clients give Nuance discretionary authority to vote on their behalf.
●	It is Nuance’s policy to vote client shares primarily in conformity with the ISS recommendations, in order to limit conflict of interest issues between Nuance and its clients. ISS and Nuance retain a record of all recommendations.
●	ISS is a neutral third party that issues recommendations based upon its own internal guidelines.

●	Nuance may vote client shares inconsistent with an ISS recommendations if Nuance believes it is in the best interest of its clients and such a vote does not create a conflict of interest between Nuance and its clients. In such a case, Nuance will have on file a written disclosure detailing why they believe ISS’s recommendation was not in the client’s best interest.
●	Nuance votes client shares via ISS, an electronic voting platform provided by Broadridge Financial Solutions, Inc. Additionally, ISS retains a record of proxy votes for each client.
●	Annually, Nuance will file Form N-PX with the SEC, which will contain each fund’s complete proxy voting record.
●	Nuance’s Compliance & Operations Department will review all proxy votes to ensure consistency with its procedures.
●	Upon request, clients can receive a copy of Nuance’s proxy voting procedures and ISS’s proxy voting guidelines.
●	These procedures are currently in effect.
●	If you have any questions or would like a copy of Nuance’s proxy voting procedures, ISS’s proxy voting guidelines and/or a record of how your shares were voted, please contact Nuance’ Chief Compliance Officer at 816-743-7080.

BOOKS AND RECORDS

In its books and records, the Firm will maintain a copy of the following documents:

●	proxy statement that the Firm receives regarding client’s securities;
●	votes that the Firm casts on behalf of a client;
●	any document the Firm created that was material to making a decision on how to vote proxies on behalf of a client or that memorialize the basis for such decision; and
●	written client request for information on how the Firm voted proxies on behalf of the requesting client and a copy of the Firm’s written response to any (written or verbal) client request for information on how the Firm voted proxies on behalf of the requesting client.

The Firm may rely upon the Commission’s EDGAR system to maintain certain records referred to above.

Proxy Voting Policy
November 2017

Effective Date: August 2003

Last Reviewed Date: November 2017

For Internal Use Only

Policy

The proxy voting policy (“the policy”) is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies2 in accordance with this policy and the relevant procedures related to proxy voting for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies. PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

A.	General Policy Statement

The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention.

When considering client proxies, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.
2 Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian.

portfolio manager (“PM”) to effect trades in the related security; (3) not taking action or affirmatively filing an abstention is in the best interest of the client account; or (4) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

B.	Conflicts of Interest

1. Identification of Material Conflicts of Interest

When PIMCO has discretion over voting and consent rights it has a fiduciary obligation to take appropriate action on all proxies in good faith and in the best interests of the client. Potential conflicts of interest, however, may, or can appear to interfere with PIMCO’s ability to evaluate proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if an analyst assigned to recommend how to vote a proxy or a PM responsible for voting proxies has a material personal3 or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO Affiliate prior to voting.

Each PM/ analyst has a duty to disclose to the Legal and Compliance department any known potential, actual or apparent material conflict of interest relevant to a proxy vote prior to voting (whether the proxy will be voted by the ISP or PIMCO). If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM/ analyst in good faith and in the best interests of the client.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in this policy.

2. Resolution of Potential/ Identified Conflicts of Interest

Equity Securities.4 PIMCO has retained an independent Industry Service Provider (“ISP”)5 to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP.

PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. When the ISP exercises its discretion to not provide a voting recommendation, the relevant PM/ analyst may make a determination regarding how the proxy will be voted by completing the required documentation.

3 Personal relationships include employee and immediate family member interests with an issuer.
4 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
5 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., 1177 Avenue of the Americas , 2nd Floor, New York, NY 10036.

GLOBAL PROXY VOTING POLICY | NOVEMBER 2017 2

Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian. When processed as proxy voting ballots, the ISP generally does not provide a voting recommendation and their role is limited to election processing and recordkeeping. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether a conflict of interest, or the appearance of one, exists with respect to the PM’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporate action-consents (collectively referred to herein as proxies) with respect to fixed income securities.

Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM (or another PM) may vote the proxy as follows:

■
If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

■
If the conflict exists among the accounts of a PM, the PM shall vote the proxies in the best interest of the relevant client and should be prepared to respond to inquiries regarding proxy decisions. PM’s have the discretion to escalate questions regarding divergent interests to the head of the PM’s desk, Operations or the Legal and Compliance department as necessary.

Affiliated Fund Considerations

PIMCO-Affiliated Fund Shares Covered by ISP. The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines. PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP. When the ISP publishes a voting recommendation with respect to PIMCO-Affiliated Funds, PIMCO may elect to override the ISP.

PIMCO-Affiliated Fund Shares Not Covered by ISP. In certain circumstances, conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, or by applying other appropriate methods in the policy.

Confidentiality. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

GLOBAL PROXY VOTING POLICY | NOVEMBER 2017 3

3. Escalation of Conflicts of Interest

Direct Resolution by the Proxy Working Group. PIMCO may leverage a Working Group to assist in the evaluation and resolution of potential conflicts of interest. When a conflict is brought to the Working Group for direct resolution, the Working Group will seek to mitigate the actual or apparent conflict in the best interest of clients. In considering the manner in which to mitigate a conflict of interest, the Working Group may take into account various factors, including:

■	The extent and nature of the actual or apparent conflict of interest;

■	If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

■	The nature of the relationship of the issuer with the PM / analyst or PIMCO (if any);

■	Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision or actions; and

■	Whether the direction of the proposed vote would appear to benefit the PM/ analyst, PIMCO, a related party or another PIMCO client.

The Working Group Protocol. To facilitate the efficient resolution of conflicts of interest, the Working Group may establish a protocol (the “Working Group Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods are consistent with this policy. Generally, once a protocol has been established for a certain type of conflict all conflicts of that type will be resolved pursuant to the protocol.

PIMCO Conflicts Committee. The Working Group in its discretion may escalate potential conflicts of interest to the firm wide Conflicts Committee for review on an as needed basis.

The Legal and Compliance department will record the manner in which each such conflict is resolved.

C.	Delegation of Proxy Voting Authority

Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities performed by the Sub-Adviser and contracted third parties.

GLOBAL PROXY VOTING POLICY | NOVEMBER 2017 4

D.	Reporting and Disclosure Requirements and the Availability of Proxy Voting Records[6]

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A (for open-end funds) or Form N-2 (for closed-end funds). PIMCO’s Funds Business Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing (or, in the case of annual and semiannual reports, regarding the availability of a description of) the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A (for open-end funds) and Form N-2 (for closed-end funds). PIMCO will also ensure that proper disclosure is made in each closed-end fund’s Form N-CSR filing for an annual report describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, as required by Form N-CSR.

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy. In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part 2 of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

E.	Records

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains:

6 For each Canadian mutual fund under NI 81-102 (“fund”) that PIMCO Canada sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly disclosed on the PIMCO Canada website no later than August 31 of each year.

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(1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

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PPM AMERICA, INC.

PPM LOAN MANAGEMENT COMPANY, LLC

Proxy Voting Policies and Procedures

The following policies and procedures are adopted pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Act”). The policies and procedures are designed to prevent material conflicts of interest from affecting the manner in which PPM America, Inc., and PPM Loan Management Company, LLC. (collectively, “PPM”) votes proxies on behalf of its clients and to ensure that proxies are voted in the best economic interests of clients. The policies and procedures are tailored to suit PPM’s advisory business, the types of securities and portfolios managed by PPM and the extent to which PPM clients have adopted their own proxy voting procedures.

I.	Responsibility for Voting. PPM shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless:
•	the investment management agreement between PPM and the client expressly precludes the voting of proxies by PPM;
•	the client otherwise instructs PPM; or
•	in PPM’s judgment, the cost of voting the proxy would exceed the anticipated benefit to the client.

The financial interest of PPM’s clients is the primary consideration in determining how proxies should be voted.

When making proxy voting decisions, PPM generally adheres to its Proxy Voting Guidelines set forth in Appendix A hereto (the “Voting Guidelines”). The Voting Guidelines, which have been developed with the assistance of Institutional Shareholder Services (“ISS”), set forth PPM’s positions on recurring issues and the criteria for addressing non-recurring issues.

II.	Oversight. The Portfolio Management function, typically led by the Public Equity team, oversees the proxy voting process and reviews these policies and procedures, including the Voting Guidelines, at least annually.
III.	Administration. All proxies received by PPM for accounts over which PPM has been delegated proxy voting authority, will be forwarded to Portfolio Services for administration. PPM has engaged an independent third-party service, ISS, to provide administrative assistance in connection with the voting of proxies. ISS is a premier proxy research, advisory, voting and vote reporting service that specializes in proxy voting. ISS’ primary function with respect to PPM is to communicate shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and recommend the manner in which PPM should vote on particular proxy proposals. ISS also will electronically vote proxies in accordance with PPM’s instructions.

Where delegated proxy voting authority, PPM retains final authority and fiduciary responsibility for the voting of proxies.

A.	Receipt and recording of proxy information.
1.	Portfolio Services is responsible for establishing in each client record whether the client has:
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•         vested PPM with proxy voting authority or has reserved or delegated that responsibility to another, designated person; and

•         provided PPM with a specific proxy voting instruction.

2.	For each account that PPM advises and has discretion to vote shareholder proxies, Portfolio Services shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS.
B.	Reconciliation of holdings
1.	Portfolio Services shall forward a current list of portfolio holdings to ISS twice weekly, on Tuesday and Thursday.
2.	Portfolio Services receives a report twice weekly from ISS. The report serves as a notice of any upcoming (up to 30 days into the future) proxy meeting which PPM has a right to vote and breaks down each item which is to be voted on.
3.	For each proxy received, ISS shall confirm that share amounts reflected on proxy ballots are the actual number of shares entitled to vote.
C.	Transmission of ballots. ISS shall transmit each proxy ballot (electronically or by mail).
D.	Records. In accordance with Section 204-2 of the Act, the following documents shall be maintained for a period of five years:
1.	a copy of each proxy statement received (PPM will rely on EDGAR for retention of all proxy statements);
2.	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;
3.	a copy of any document generated by PPM, a PPM affiliate or a delegate of PPM that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision;
4.	a copy of each written client request for PPM’s proxy voting record; and
5.	a copy of any written response from PPM to any client request (written or oral) for PPM’s proxy voting record.
E.	Availability of records. Copies of these policies and procedures, which may be updated from time to time, and records of all proxies voted shall be made available to clients, in such forms or intervals as the clients reasonably request. ISS shall maintain electronic records of each vote cast and will make voting records available electronically to PPM clients. Client requests for such information will be forwarded to Portfolio Services for fulfillment and tracking purposes.
IV.	Voting Policy.
A.	Client instruction. If a client delivers a proxy voting instruction to PPM prior to the record date stated in the proxy, PPM shall vote each proxy solicited by or with respect to the issuers the respective securities held in that client’s account in accordance with that instruction. Portfolio managers shall be responsible for reviewing client directed voting instructions and the PPM Legal & Compliance Department (“Legal & Compliance”) will periodically review votes cast to ensure compliance with such instructions.
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B.	No client instruction. If a client does not deliver a proxy voting instruction to PPM prior to the record date stated in the proxy, PPM shall vote each proxy solicited by or with respect to the issuers of securities held in that client’s account in accordance with the Voting Guidelines set forth in Appendix A hereto, or, in such other manner that, in the judgment of PPM, is in the best interests of the client.
C.	Mutual Fund – Echo Voting - Where PPM or affiliates have made proprietary or seed investments in mutual funds for which PPM serves as investment adviser, PPM will vote proxies with respect to the fund shares held in those accounts in a proportionate manner as to echo the votes of all other institutional fund shareholders.
V.	Voting Analysis and Guidelines. Where PPM exercises voting authority, it has adopted the Voting Guidelines to provide guidance on how to address specific proposals as they arise.
A.	Research. PPM utilizes ISS to perform research and make recommendations to PPM based on the Voting Guidelines on matters for which votes are being solicited.
B.	Analysis. ISS shall deliver to PPM research and vote recommendations electronically for analysis.

As soon as practicable after receipt, Portfolio Services shall forward the ISS research and vote recommendations to the appropriate portfolio manager(s) for their review and:

•	if the portfolio manager determines that the recommendation is consistent with the Voting Guidelines, no response to Portfolio Services is required;
•	if a recommendation is not consistent with the Voting Guidelines, Portfolio Services shall instruct ISS to change the recommended vote accordingly;
•	if, after consideration of certain factors, the portfolio manager determines that the proposal will not enhance shareholder value and the portfolio manager determines to vote the proxy in a manner contrary to the Voting Guidelines, the portfolio manager shall then submit the recommended vote to Legal & Compliance to determine whether there is a potential conflict of interest. If there is no conflict of interest, the vote shall be submitted to ISS for transmission. If a conflict of interest is identified, the vote shall be submitted in accordance with Section VI below;
•	if the proposal is not addressed in the Voting Guidelines or if the application of the Voting Guidelines is unclear, the portfolio manager shall review the proposal and submit its recommended vote to Portfolio Services and to Legal & Compliance for review and resolution in accordance with Section VI below;
•	if ISS is unable to provide a recommendation for a vote, the portfolio manager of the affected portfolio shall research and recommend a vote in accordance with Section VI below.
VI.	Conflicts of Interest. To ensure that conflicts of interest have no effect on votes cast, the Voting Guidelines are designed to eliminate adviser discretion from the voting process and votes are generally cast based upon the recommendations of ISS. In the event that PPM determines that a proxy should be voted in a manner contrary to the policy set forth in the Voting Guidelines, the following shall apply:
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A.	Identification. Legal & Compliance shall analyze the proxy to determine whether PPM may have a relationship with an issuer whose securities are also held in client portfolios. PPM will be deemed to have a potential conflict when voting a proxy of an issuer if:
•	the issuer or an affiliate of the issuer that is a client of PPM or PPM is actively soliciting, and accounts of other PPM clients hold securities of that issuer;
•	an officer or board member of the issuer is also an employee of PPM;
•	PPM has a personal or business relationship with a participant in the proxy contest, corporate directors or candidates for corporate directorship;
•	PPM or an affiliate is providing a service to a company whose management is soliciting proxies;
•	PPM has an interest in the outcome of the matter before shareholders; or
•	the Chief Compliance Officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client.
B.	Resolution. Legal & Compliance shall maintain a list of all issuers with whom PPM is deemed to have a potential conflict voting proxies (the “Identified Issuers”) and will provide such list to ISS and update the list from time to time. For any meeting of shareholders of an Identified Issuer, the Conflicts Committee will conduct an independent review of the proposed vote. The Conflicts Committee may include any member of the Public Equity Group, the Chief Compliance Officer of PPM or General Counsel of PPM, but may not be the person with whom the Identified Issuer has a relationship or a member of the portfolio management group that invests in such Identified Issuer.

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PPM AMERICA, INC.

PPM LOAN MANAGEMENT COMPANY, LLC

Proxy Voting Policies and Procedures

Request for Vote Contrary to Voting Guidelines

Section V of the Proxy Voting Policies and Procedures of PPM America, Inc. and PPM Loan Management Company, LLC (the “Procedures”) permits portfolio managers to submit recommendations for proxy votes that are contrary to Voting Guidelines to the Conflicts Committee. The Conflicts Committee is then responsible for reviewing the recommendation and must determine whether the recommendation is consistent with the Procedures and in the best economic interests of clients. Please note: capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Procedures. In order to facilitate the process of reviewing any request for a vote contrary to the Voting Guidelines, please provide the following information:

Part I. Request and Related Facts (to be completed by the portfolio manager)

  State the provision of the Voting Guidelines that applies to the shareholder proposal:

2.     Describe below (or attach hereto) the recommended vote, together with the relevant factors you considered related to the recommended vote. In particular, please describe any circumstance or factor in which the proposed recommendation may be deemed to be the product of a conflict of interest or result in a breach of the duties owed to PPM’s clients by either any individual or PPM (if none, please indicate accordingly):

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Requested for approval:

I certify that I have read and understand the section(s) of the Voting Guidelines that would otherwise result in a vote contrary to the recommended vote listed above and to the best of my knowledge I believe that the proposed recommendation (i) is not the result of a conflict of interest and (ii) does not result in a breach of the duties owed to PPM clients by me, any individual at PPM or PPM.

Name	Title	Date

Approved by (Department Head):

Name	Title	Date

Part II: Legal and Compliance Review

Legal & Compliance shall analyze the proxy to determine whether PPM may have a relationship with an issuer whose securities are also held in client portfolios. PPM will be deemed to have a potential conflict when voting a proxy of an issuer if (check as appropriate):

□	the issuer or an affiliate of the issuer that is a client of PPM or PPM is actively soliciting, and accounts of other PPM clients hold securities of that issuer;
□	an officer or board member of the issuer is also an employee of PPM;
□	PPM has a personal or business relationship with a participant in the proxy contest, corporate directors or candidates for corporate directorship;
□	PPM or an affiliate is providing a service to a company whose management is soliciting proxies;
□	PPM has an interest in the outcome of the matter before shareholders; or
□	the Chief Compliance Officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client (see detail below).

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Based on the foregoing, it is determined that the proposed recommendation presents:

______ No Conflict of Interest

______ A Potential Conflict (and is hereby submitted to the Conflicts Committee for review)

Approved by:

Name	Title	Date

Part III: Determination of the Conflicts Committee (if applicable)

The Conflicts Committee shall review the foregoing information to determine whether the proposed recommendation (i) is not the product of a conflict of interest and (ii) does not result in a breach of the duties owed to clients by either the individuals listed or PPM. In light thereof and upon review of the foregoing, the proposed Exception is:

_____	Approved*
_____	Not Approved

Name	Title	Date

_____________________________________

* Any qualifications to such approval are set forth below; Portfolio Services is hereby directed to communicate the recommended vote to ISS for implementation.

Portfolio Services shall retain in its files a copy of this Request and any related information.

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2018 U.S. Proxy Voting Guidelines Summary1

Effective for Meetings on or after February 1, 2018

1 Developed in connection with the Institutional Shareholder Services Inc. 2018 U.S. Proxy Voting Guidelines Summary (Published and Updated January 4, 2018).

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COVERAGE

The U.S. research team provides proxy analyses and voting recommendations for common shareholder meetings of publicly - traded U.S. - incorporated companies that are held in our institutional investor clients' portfolios, and includes all S&P 1500 and Russell 3000 companies that are considered U.S. Domestic Issuers by the SEC. Coverage generally includes corporate actions for common equity holders, such as written consents and bankruptcies. ISS’ U.S. coverage includes investment companies (including open-end funds, closed-end funds, exchange-traded funds, and unit investment trusts), limited partnerships (“LPs”), master limited partnerships (“MLPs”), limited liability companies (“LLCs”), and business development companies. ISS reviews its universe of coverage on an annual basis, and the coverage is subject to change based on client need and industry trends.

The U.S. research team also produces, for subscribing clients, research and recommendations for fixed income meetings, and meetings of certain preferred securities, including Auction Rate Preferred Securities (“ARPS”) and Variable Rate Municipal Term Preferred securities (“VMTPs”).

Foreign-incorporated companies

In addition to U.S. - incorporated companies, U.S. policies are applied to certain foreign-incorporated company analyses. Like the SEC, ISS distinguishes two types of companies that list but are not incorporated in the U.S.:

•	U.S. Domestic Issuers – which have a majority of outstanding shares held in the U.S. and meet other criteria, as determined by the SEC, and are subject to the same disclosure and listing standards as U.S. incorporated companies – are generally covered under standard U.S. policy guidelines.
•	Foreign Private Issuers (FPIs) – which do not meet the Domestic Issuer criteria and are exempt from most disclosure requirements (e.g., they do not file DEF14A reports) and listing standards (e.g., for required levels of board and committee independence) – are covered under a combination of policy guidelines:
•	FPI Guidelines (see the Americas Regional Proxy Voting Guidelines), which apply certain minimum independence and disclosure standards in the evaluation of key proxy ballot items, such as the election of directors and approval of financial reports; and
•	For other issues, guidelines for the market that is responsible for, or most relevant to, the item on the ballot.
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In all cases – including with respect to other companies with cross-market features that may lead to ballot items related to multiple markets – items that are on the ballot solely due to the requirements of another market (listing, incorporation, or national code) may be evaluated under the policy of the relevant market, regardless of the “assigned” market coverage.

1.	BOARD OF DIRECTORS

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

Independence: Boards should be sufficiently independent from management (and significant shareholders) to ensure that they are able and motivated to effectively supervise management's performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.

Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company's governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances:

Independence

Vote against1 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Categorization of Directors) when:

•	Independent directors comprise 50 percent or less of the board;
•	The non-independent director serves on the audit, compensation, or nominating committee;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

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ISS U.S. Categorization of Directors

1.	Executive Director 1.1. Current employee or current officer[1] of the company or one of its affiliates[2].
2.

Non-Independent Non-Executive Director

Board Identification

2.1. Director identified as not independent by the board.

Controlling/Significant Shareholder

2.2. Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a group). Former CEO/Interim Officer

2.3. Former CEO of the company. [3,4]

2.4. Former CEO of an acquired company within the past five years.[4]

2.5. Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.5

Non-CEO Executives

2.6. Former officer[1] of the company, an affiliate[2], or an acquired firm within the past five years.

2.7. Officer[1] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.8. Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.9. Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.

2.10. Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a nonSection 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.11. Currently provides (or an immediate family member[6] provides) professional services7 to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12. Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services7 to the company, to an affiliate2 of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.13. Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.14. Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).

2.15. Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments8 from the company or its affiliates[2]. Other Relationships

2.16. Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.

2.17. Has (or an immediate family member6 has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee.[10]

2.18. Founder[11] of the company but not currently an employee.

2.19. Any material[12] relationship with the company.

3.	Independent Director 3.1. No material[12] connection to the company other than a board seat.

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Footnotes:

1.                    The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under 2.19: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

2.                    “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

3.                    Includes any former CEO of the company prior to the company’s initial public offering (IPO).

4.                    When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

5.                    ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

6.                    “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

7.                    Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services, commercial banking (beyond deposit services), investment services, insurance services, accounting/audit services, consulting services, marketing services, legal services, property management services, realtor services, lobbying services, executive search services, and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services, IT tech support services, educational services, and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

8.                    A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity, exceeding the greater of: $200,000 or 5 percent of the recipient’s gross revenues, for a company that follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, for a company that follows NYSE listing standards. For a company that follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

9.                    Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as Independent Directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

10.                 Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

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11.        The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, ISS may deem him or her an Independent Director.

12.        For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case2) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

•	Sit on more than five public company boards; or
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards3.

Diversity: Highlight boards with no gender diversity. However, no adverse vote recommendations will be made due to any lack of gender diversity.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

•	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
•	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•	Rationale provided in the proxy statement for the level of implementation;
•	The subject matter of the proposal;
•	The level of support for and opposition to the resolution in past meetings;
•	Actions taken by the board in response to the majority vote and its engagement with shareholders;
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•	Other factors as appropriate.
•	The board failed to act on takeover offers where the majority of shares are tendered;
•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

2 New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

3 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

•	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
•	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
o	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
o	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company's ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Vote against or withhold from the entire board of directors (except new nominees4, who should be considered case-bycase) for the following:

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees, who should be considered case-bycase) if:

•	The company has a poison pill that was not approved by shareholders5. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).
•	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into

4 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

5 Public shareholders only, approval prior to a company’s becoming public is insufficient.

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consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:

•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A multi-class capital structure; and/or
•	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

•	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
•	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•	The company's ownership structure;
•	The company's existing governance provisions;
•	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally, vote against (except new nominees, who should be considered case-by-case) if the directors:

•	Classified the board;
•	Adopted supermajority vote requirements to amend the bylaws or charter; or
•	Eliminated shareholders' ability to amend bylaws.

Problematic Governance Structure - Newly public companies: For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

•	The level of impairment of shareholders' rights;
•	The disclosed rationale;
•	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure;
•	Any reasonable sunset provision; and
•	Other relevant factors.

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years.

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Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

•	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive;
•	The company receives an adverse opinion on the company’s financial statements from its auditor; or
•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

•	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices; or
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company sto1ck by executives or directors raises concerns. The following factors will be considered:

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•	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
•	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
•	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
•	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
•	Any other relevant factors.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, risk oversight6, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote the existing governance policies for voting on director nominees in uncontested -no” campaigns, evaluate director nominees under elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the company relative to its industry;
•	Management’s track record;
•	Background to the contested election;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of the critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.

6 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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Other Board-Related Proposals

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Age/Term Limits

General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and
•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and
•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

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Vote against proposals that would:

•	Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.
•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
•	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
•	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
•	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
•	Level of disclosure regarding the issue for which board oversight is sought;
•	Company performance related to the issue for which board oversight is sought;
•	Board committee structure compared to that of other companies in its industry sector; and
•	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

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Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

  The scope of the proposal;
  The company's current board leadership structure;
  The company's governance structure and practices;
  Company performance; and
  Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company's board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS' performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Categorization of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state

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law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access

General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

›	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
›	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
›	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
›	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•	Effectively disclosed information with respect to this structure to its shareholders;
•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
•	The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

2. AUDIT-RELATED

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement—the degree to which these agreements impact shareholders' rights;
•	The motivation and rationale for establishing the agreements;
•	The quality of the company’s disclosure; and
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•	The company’s historical practices in the audit area.
•	Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as fraud or misapplication of GAAP; or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation : Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of Audit Committee meetings held each year;
•	The number of financial experts serving on the committee; and
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote case-by-case on proposals giving the board the ability to amend the bylaws in addition to shareholders, taking into account the following:

•	Any impediments to shareholders' ability to amend the bylaws (i.e. supermajority voting requirements);
•	The company's ownership structure and historical voting turnout;
•	Whether the board could amend bylaws adopted by shareholders; and
•	Whether shareholders would retain the ability to ratify any board-initiated amendments.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

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Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

  The company's stated rationale for adopting such a provision;
  Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
  The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
  Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

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Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under ISS' policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

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Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company's vote-counting methodology.

  While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:
•	The scope and structure of the proposal;
•	The company's stated confidential voting policy (or other relevant policies) and whether it ensures a "level playing field" by providing shareholder proponents with equal access to vote information prior to the annual meeting;
•	The company's vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
•	Whether the company's disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
•	Any recent controversies or concerns related to the company's proxy voting mechanics;
•	Any unintended consequences resulting from implementation of the proposal; and
•	Any other factors that may be relevant.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;
•	One or more of the dissident’s candidates is elected;
•	Shareholders are not permitted to cumulate their votes for directors; and
•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company's state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

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•	Reasons for reincorporation;
•	Comparison of company's governance practices and provisions prior to and following the reincorporation; and
•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders' current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management's response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•	An unfettered7 right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;
•	Minimum ownership threshold necessary to call special meetings (10% preferred);
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

7 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;
•	Quorum requirements; and
•	Vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
•	The company's use of authorized shares during the last three years

•	The Current Request:
•	Disclosure in the proxy statement of the specific purposes of the proposed increase;
•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
•	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:
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•	The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
•	The new class of shares will be transitory;
•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;
•	The shareholder base; and
•	The liquidity of the stock.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
•	The company's use of authorized preferred shares during the last three years;

•	The Current Request:
•	Disclosure in the proxy statement of the specific purposes for the proposed increase;
•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;
•	Enhanced liquidity;
•	Fairness of conversion terms;
•	Impact on voting power and dividends;
•	Reasons for the reclassification;
•	Conflicts of interest; and
•	Other alternatives considered.

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Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or
•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS' Common Stock Authorization policy.

Share Repurchase Programs

General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

General Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;
•	Excessive increases in authorized capital stock;
•	Unfair method of distribution;
•	Diminution of voting rights;
•	Adverse conversion features;
•	Negative impact on stock option plans; and
•	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;
•	Fairness opinion;
•	Financial and strategic benefits;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives for the business;
•	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

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•	Impact on the balance sheet/working capital;
•	Potential elimination of diseconomies;
•	Anticipated financial and operating benefits;
•	Anticipated use of funds;
•	Value received for the asset;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders' positions;
•	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
•	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
•	Management's efforts to pursue other alternatives;
•	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
•	Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;
•	Any financial or tax benefits;
•	Regulatory benefits;
•	Increases in capital structure; and
•	Changes to the articles of incorporation or bylaws of the company.
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Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives/offers considered; and
•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
•	Are all shareholders able to participate in the transaction?
•	Will there be a liquid market for remaining shareholders following the transaction?
•	Does the company have strong corporate governance?
•	Will insiders reap the gains of control following the proposed transaction?
•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;
•	Percentage ownership;
•	Financial and strategic benefits;
•	Governance structure;
•	Conflicts of interest;
•	Other alternatives; and
•	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;
•	Appraisal value of assets; and
•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

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•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•	Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

•	The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

Financial issues:

•	The company's financial condition;
•	Degree of need for capital;
•	Use of proceeds;
•	Effect of the financing on the company's cost of capital;
•	Current and proposed cash burn rate;
•	Going concern viability and the state of the capital and credit markets.

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Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

Control issues:

•	Change in management;
•	Change in control;
•	Guaranteed board and committee seats;
•	Standstill provisions;
•	Voting agreements;
•	Veto power over certain corporate actions; and
•	Minority versus majority ownership and corresponding minority discount or majority control premium

Conflicts of interest:

•	Conflicts of interest should be viewed from the perspective of the company and the investor.
•	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

Market reaction:

•	The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;
•	Percentage ownership of current shareholders in the reorganized company;
•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
•	Existence of a superior alternative to the plan of reorganization; and
•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•	Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
•	Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
•	Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
•	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
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•	Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
•	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
•	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) – Proposals for Extensions

General Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

•	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquisition process.
•	Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.
•	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the "equity kicker" is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redemption at the extension proposal meeting.
•	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;
•	Planned use of the sale proceeds;
•	Valuation of spinoff;
•	Fairness opinion;
•	Benefits to the parent company;
•	Conflicts of interest;
•	Managerial incentives;
•	Corporate governance changes;
•	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;
•	Selling the company; or
•	Liquidating the company and distributing the proceeds to shareholders.
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These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;
•	Signs of entrenched board and management (such as the adoption of takeover defenses);
•	Strategic plan in place for improving value;
•	Likelihood of receiving reasonable value in a sale or dissolution; and
•	The company actively exploring its strategic options, including retaining a financial advisor.

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5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay—SOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

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Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices8, this analysis considers the following:

1.	Peer Group9 Alignment:
•	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
•	The ranking of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
•	The multiple of the CEO's total pay relative to the peer group median in the most fiscal year.

2.	Absolute Alignment10 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company's peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay11 compared to grant pay; and
•	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below

8 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

9 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

10 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

11 ISS research reports include realizable pay for S&P1500 companies.

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highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Extraordinary perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting, or lifetime perquisites;
•	New or extended agreements that provide for:
o	Excessive CIC payments (generally exceeding 3 times base salary and average/target/most recent bonus);
o	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers);
o	CIC payments with excise tax gross-ups (including "modified" gross-ups);
o	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
o	Liberal CIC definition combined with any single-trigger CIC benefits
•	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.
•	Any other provision or practice deemed to be egregarious and present a significant risk to investors.

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide overly large upside oppourtunity.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions, robust stock ownership/holding guidelines and limitations on accelerated vesting triggers.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•	The company's response, including:
o	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

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o	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
o	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company's ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Full acceleration of equity awards granted shortly before the change in control;
•	Excessive cash severance (>3x base salary and bonus);
•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans12 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

•	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

12 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

•	Discretionary or automatic single-triggered award vesting upon a change in control (CIC);
•	Discretionary vesting authority;
•	Liberal share recycling on various award types;
•	Lack of minimum vesting period for grants made under the plan;
•	Dividends payable prior to award vesting

Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;
•	Vesting requirements in most recent CEO equity grants (3-year look-back);
•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
•	Whether the company maintains a claw-back policy;
•	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;
•	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
•	Any other plan features are determined to have a significant negative impact on shareholder interests.
•

Further Information on certain EPSC Factors:

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full-value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted

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upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.13

Three-Year Burn Rate

Burn-rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500), and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, yearover-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark. See the U.S. Equity Compensation Plans FAQ for the benchmarks.

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" typically includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.
•	The cancellation of underwater options in exchange for stock awards;
•	Cash buyouts of underwater options.

While the above cover most types of repricing, ISS may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the Compensation Committee who approved repricing (as defined above or otherwise determined by ISS), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

ISS may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

•	Severity of the pay-for-performance misalignment;
•	Whether problematic equity grant practices are driving the misalignment; and/or

13 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Amending Cash and Equity Plans (including Approval for Tax Deductibility (162(m))

General Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Addresses administrative features only; or
•	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per ISS’ Categorization of Directors. Note that if the company is presenting the plan to shareholders for the first time for any reason (including after the company’s initial public offering), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

•	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per ISS’ Categorization of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company's IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes.

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

•	If the proposal requests additional shares and/or the amendments include a term extension or addition of full value awards as an award type, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
•	If the plan is being presented to shareholders for the first time (including after the company's IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
•	If there is no request for additional shares and the amendments do not include a term extension or addition of full value awards as an award type, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown only for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

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Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing--was the stock price decline beyond management's control?
•	Is this a value-for-value exchange?
•	Are surrendered stock options added back to the plan reserve?
•	Option vesting--does the new option vest immediately or is there a black-out period?
•	Term of the option--the term should remain the same as that of the replaced option;
•	Exercise price--should be set at fair market or a premium to market;
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•	Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;
•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;
•	Vesting;
•	Bid-price;
•	Term of options;
•	Cost of the program and impact of the TSOs on company’s total option expense
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•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Shareholder Ratification of Director Pay Programs

General Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

An assessment of the following qualitative factors:

•	The relative magnitude of director compensation as compated to companies of a similar profile;
•	The presence of problematic pay practices relating to director compensation;
•	Director stock ownership guidelines and holding requirements;
•	Equity award vesting schedules;
•	The mix of cash and equity-based compensation;
•	Meaningful limits on director compensation;
•	The availability of retirement benefits or prerequisites; and
•	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

•	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
•	The company’s three-year burn rate relative to its industry/market cap peers (in certain circumstances); and
•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, non-employee director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

The relative magnitude of director compensation as compared to companies of a similar profile; The presence of problematic pay practices relating to director compensation; Director stock ownership guidelines and holding requirements; Equity award vesting schedules; The mix of cash and equity-based compensation; Meaningful limits on director compensation; The availability of retirement benefits or perquisites; and The quality of disclosure surrounding director compensation. Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

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Shareholder Proposals on Compensation

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;
•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account relevant factors, including but not limited to: company performance, pay level and design versus peers, history of compensation concerns or pay-for-performance disconnect, and/or the scope and prescriptive nature of the proposal.

Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

•	The percentage/ratio of net shares required to be retained;
•	The time period required to retain the shares
•	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
•	Whether the company has any other policies aimed at mitigating risk taking by executives;
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•	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
•	Problematic pay practices, current and past, which may demonstrate a short-term versus a long-term focus.

Non-Deductible Compensation

General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay Disparity

General Recommendation: Vote case-by-case on proposals calling for an analysis of the pay disparity between corporate executives and other nonexecutive employees. The following factors will be considered:

•	The company’s current level of disclosure of its executive compensation setting process, including how the company considers pay disparity;
•	If any problematic pay practices or pay-for-performance concerns have been identified at the company; and
•	The level of shareholder support for the company's pay programs.\

Generally vote against proposals calling for the company to use the pay disparity analysis or pay ratio in a specific way to set or limit executive pay.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
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•	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
•	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•	An executive may not trade in company stock outside the 10b5-1 Plan.
•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly detrimental to the company's financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company. Many companies have adopted policies that permit recoupment in cases where an executive's fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;
•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
•	Whether the company has chronic restatement history or material financial problems;
•	Whether the company’s policy substantially addresses the concerns raised by the proponent;
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•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
•	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•	The company's current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.
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Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.	Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Change Date, Time or Location of Annual Meeting

General Recommendation: Vote against proposals to approve other business when it appears as a voting item.

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7. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or the long term.

General Recommendation: Generally, vote case-by-case, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

•	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
•	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
•	Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
•	The company’s approach compared with an industry standard practices for addressing the issue(s) raised by the proposal;
•	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholder from the company or from other publicly available sources; and
•	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Endorsement of Principles

General Recommendation: Generally, vote against proposals seeking a company’s endorsement of principles that support a particular public policy position. Endorsing a set of principles may require a company to take a stand on an issue that is beyond its own control and may limit its flexibility with respect to future developments. Management and the board should be afforded the flexibility to make decisions on specific public policy positions based on their own assessment of the most beneficial strategies for the company.

Animal Welfare

Animal Welfare Policies

General Recommendation: Generally vote for proposals seeking a report on a company’s animal welfare standards, or animal welfare-related risks, unless:

›	The company has already published a set of animal welfare standards and monitors compliance;
›	The company’s standards are comparable to industry peers; and
›	There are no recent significant fines, litigation, or controversies related to the company’s and/or its suppliers' treatment of animals.
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Animal Testing

General Recommendation: Generally vote against proposals to phase out the use of animals in product testing,

unless:

›	The company is conducting animal testing programs that are unnecessary or not required by regulation;
›	The company is conducting animal testing when suitable alternatives are commonly accepted and used by industry peers; or
›	There are recent, significant fines or litigation related to the company’s treatment of animals.

Animal Slaughter

General Recommendation: Generally vote against proposals requesting the implementation of Controlled

Atmosphere Killing (CAK) methods at company and/or supplier operations unless such methods are required by legislation or generally accepted as the industry standard.

Vote case-by-case on proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations considering the availability of existing research conducted by the company or industry groups on this topic and any fines or litigation related to current animal processing procedures at the company.

Consumer Issues

Genetically Modified Ingredients

General Recommendation: Generally vote against proposals requesting that a company voluntarily label genetically engineered (GE) ingredients in its products. The labeling of products with GE ingredients is best left to the appropriate regulatory authorities.

Vote case-by-case on proposals asking for a report on the feasibility of labeling products containing GE ingredients, taking into account:

› The potential impact of such labeling on the company's business;

› The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

› Company’s current disclosure on the feasibility of GE product labeling.

Generally vote against proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

Generally vote against proposals to eliminate GE ingredients from the company's products, or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such decisions are more appropriately made by management with consideration of current regulations.

Reports on Potentially Controversial Business/Financial Practices

General Recommendation: Vote case-by-case on requests for reports on a company’s potentially controversial business or financial practices or products, taking into account:

› Whether the company has adequately disclosed mechanisms in place to prevent abuses;

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› Whether the company has adequately disclosed the financial risks of the products/practices in question;

› Whether the company has been subject to violations of related laws or serious controversies; and

› Peer companies’ policies/practices in this area.

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Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

General Recommendation: Generally vote against proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing practices.

Vote case-by-case on proposals requesting that a company report on its product pricing or access to medicine policies, considering:

› The potential for reputational, market, and regulatory risk exposure;

› Existing disclosure of relevant policies;

› Deviation from established industry norms;

› Relevant company initiatives to provide research and/or products to disadvantaged consumers;

› Whether the proposal focuses on specific products or geographic regions;

› The potential burden and scope of the requested report;

› Recent significant controversies, litigation, or fines at the company.

Generally vote for proposals requesting that a company report on the financial and legal impact of its prescription drug reimportation policies unless such information is already publicly disclosed.

Generally vote against proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation. Such matters are more appropriately the province of legislative activity and may place the company at a competitive disadvantage relative to its peers.

Product Safety and Toxic/Hazardous Materials

General Recommendation: Generally vote for proposals requesting that a company report on its policies,

initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

›	The company already discloses similar information through existing reports such as a supplier code of conduct and/or a sustainability report;
›	The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and
›	The company has not been recently involved in relevant significant controversies, fines, or litigation.

Vote case-by-case on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

›	The company’s current level of disclosure regarding its product safety policies, initiatives, and oversight mechanisms;
›	Current regulations in the markets in which the company operates; and
›	Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote against resolutions requiring that a company reformulate its products.

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Tobacco-Related Proposals

General Recommendation: Vote case-by-case on resolutions regarding the advertisement of tobacco products,

considering:

› Recent related fines, controversies, or significant litigation

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› Whether the company complies with relevant laws and regulations on the marketing of tobacco;

› Whether the company’s advertising restrictions deviate from those of industry peers;

›	Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth; and

› Whether restrictions on marketing to youth extend to foreign countries.

Vote case-by-case on proposals regarding second-hand smoke, considering;

› Whether the company complies with all laws and regulations;

› The degree that voluntary restrictions beyond those mandated by law might hurt the company’s competitiveness;

and

› The risk of any health-related liabilities.

Generally vote against resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote against proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

Climate Change

Climate Change/Greenhouse Gas (GHG) Emissions

General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

›	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company's level of disclosure compared to industry peers; and
›	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

›	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
›	The company's level of disclosure is comparable to that of industry peers; and
›	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

›	Whether the company provides disclosure of year-over-year GHG emissions performance data;
›	Whether company disclosure lags behind industry peers;
›	The company's actual GHG emissions performance;

›	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and

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›	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Energy Efficiency

General Recommendation: Generally vote for proposals requesting that a company report on its energy efficiency policies, unless:

›	The company complies with applicable energy efficiency regulations and laws, and discloses its participation in energy efficiency policies and programs, including disclosure of benchmark data, targets, and performance measures; or

› The proponent requests adoption of specific energy efficiency goals within specific timelines.

Renewable Energy

General Recommendation: Generally vote for requests for reports on the feasibility of developing renewable energy resources unless the report would be duplicative of existing disclosure or irrelevant to the company’s line of business.

Generally vote against proposals requesting that the company invest in renewable energy resources. Such decisions are best left to management’s evaluation of the feasibility and financial impact that such programs may have on the company.

Generally vote against proposals that call for the adoption of renewable energy goals, taking into account:

›	The scope and structure of the proposal;
›	The company's current level of disclosure on renewable energy use and GHG emissions; and
›	The company's disclosure of policies, practices, and oversight implemented to manage GHG emissions and mitigate climate change risks.

Diversity

Board Diversity

General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board,

unless:

›	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
›	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

›	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
›	The level of gender and racial minority representation that exists at the company’s industry peers;
›	The company’s established process for addressing gender and racial minority board representation;
›	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
›	The independence of the company’s nominating committee;
›	Whether the company uses an outside search firm to identify potential director nominees; and
›	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
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Equality of Opportunity

General Recommendation: Generally vote for proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, unless:

› The company publicly discloses equal opportunity policies and initiatives in a comprehensive manner;

› The company already publicly discloses comprehensive workforce diversity data; and

› The company has no recent significant EEO-related violations or litigation.

Generally vote against proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

General Recommendation: Generally vote for proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would be unduly burdensome.

Generally vote against proposals to extend company benefits to, or eliminate benefits from, domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender Pay Gap

General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender,

or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

›	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
›	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues; and
›	Whether the company's reporting regarding gender pay gap policies or initiatives is lagging its peers.

Environment and Sustainability

Facility and Workplace Safety

General Recommendation: Vote case-by-case on requests for workplace safety reports, including reports on accident risk reduction efforts, taking into account:

›	The company’s current level of disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms;
›	The nature of the company’s business, specifically regarding company and employee exposure to health and safety risks;
›	Recent significant controversies, fines, or violations related to workplace health and safety; and
›	The company's workplace health and safety performance relative to industry peers.

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Vote case-by-case on resolutions requesting that a company report on safety and/or security risks associated with its operations and/or facilities, considering:

› The company’s compliance with applicable regulations and guidelines;

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	›	The company’s current level of disclosure regarding its security and safety policies, procedures, and compliance monitoring; and
›		The existence of recent, significant violations, fines, or controversy regarding the safety and security of the company ’s operations and/or facilities.

General Environmental Proposals and Community Impact Assessments

General Recommendation: Vote case-by-case on requests for reports on policies and/or the potential (community)

social and/or environmental impact of company operations, considering:

›	Current disclosure of applicable policies and risk assessment report(s) and risk management procedures;
›	The impact of regulatory non-compliance, litigation, remediation, or reputational loss that may be associated with failure to manage the company’s operations in question, including the management of relevant community and stakeholder relations;
›	The nature, purpose, and scope of the company’s operations in the specific region(s);
›	The degree to which company policies and procedures are consistent with industry norms; and
›	The scope of the resolution.

Hydraulic Fracturing

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's (natural gas)

hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:

› The company's current level of disclosure of relevant policies and oversight mechanisms;

› The company's current level of such disclosure relative to its industry peers;

› Potential relevant local, state, or national regulatory developments; and

› Controversies, fines, or litigation related to the company's hydraulic fracturing operations.

Operations in Protected Areas

General Recommendation: Generally vote for requests for reports on potential environmental damage as a result of company operations in protected regions, unless:

› Operations in the specified regions are not permitted by current laws or regulations;

› The company does not currently have operations or plans to develop operations in these protected regions; or

› The company’s disclosure of its operations and environmental policies in these regions is comparable to industry peers.

Recycling

General Recommendation: Vote case-by-case on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account:

› The nature of the company’s business;

› The current level of disclosure of the company's existing related programs;

› The timetable and methods of program implementation prescribed by the proposal;

› The company’s ability to address the issues raised in the proposal; and

› How the company's recycling programs compare to similar programs of its industry peers.

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Sustainability Reporting

General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives,

and oversight mechanisms related to social, economic, and environmental sustainability, unless:

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›	The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or
›	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Water Issues

General Recommendation: Vote case-by-case on proposals requesting a company report on, or adopt a new policy on, water-related risks and concerns, taking into account:

›	The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;
›	Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;
›	The potential financial impact or risk to the company associated with water-related concerns or issues; and
›	Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

General Corporate Issues

Charitable Contributions

General Recommendation: Vote against proposals restricting a company from making charitable contributions.

Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which, and if, contributions are in the best interests of the company.

Data Security, Privacy, and Internet Issues

General Recommendation: Vote case-by-case on proposals requesting the disclosure or implementation of data security, privacy, or information access and management policies and procedures, considering:

›	The level of disclosure of company policies and procedures relating to data security, privacy, freedom of speech, information access and management, and Internet censorship;
›	Engagement in dialogue with governments or relevant groups with respect to data security, privacy, or the free flow of information on the Internet;
	›	The scope of business involvement and of investment in countries whose governments censor or monitor the Internet and other telecommunications;
›		Applicable market-specific laws or regulations that may be imposed on the company; and
›		Controversies, fines, or litigation related to data security, privacy, freedom of speech, or Internet censorship.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

General Recommendation: Vote case-by-case on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria, considering:

›	The scope and prescriptive nature of the proposal;
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›	Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;
›	Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
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	›	The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
›		The company's current level of disclosure regarding its environmental and social performance.

Human Rights, Labor Issues, and International Operations

Human Rights Proposals

General Recommendation: Generally vote for proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote case-by-case on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

› The degree to which existing relevant policies and practices are disclosed;

› Whether or not existing relevant policies are consistent with internationally recognized standards;

› Whether company facilities and those of its suppliers are monitored and how;

› Company participation in fair labor organizations or other internationally recognized human rights initiatives;

› Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

› Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

› The scope of the request; and

› Deviation from industry sector peer company standards and practices.

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

	›	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
›		The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
	›	Recent significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
›		Whether the proposal is unduly burdensome or overly prescriptive.

Operations in High Risk Markets

General Recommendation: Vote case-by-case on requests for a report on a company’s potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region, taking into account:

› The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;

› Current disclosure of applicable risk assessment(s) and risk management procedures;

› Compliance with U.S. sanctions and laws;

› Consideration of other international policies, standards, and laws; and

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›	Whether the company has been recently involved in recent, significant controversies, fines, or litigation related to its operations in "high-risk" markets.
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Outsourcing/Offshoring

General Recommendation: Vote case-by-case on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

› Controversies surrounding operations in the relevant market(s);

› The value of the requested report to shareholders;

› The company’s current level of disclosure of relevant information on outsourcing and plant closure procedures;

and

› The company’s existing human rights standards relative to industry peers.

Weapons and Military Sales

General Recommendation: Vote against reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Generally vote against proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company’s business.

Political Activities

Lobbying

General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying

(including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

› The company’s current disclosure of relevant lobbying policies, and management and board oversight;

› The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and

› Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions

General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

›	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
›	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
›	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

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Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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Political Ties

General Recommendation: Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

›	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and

›	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

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8. Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;
•	Market in which fund invests;
•	Measures taken by the board to address the issues;
•	Past shareholder activism, board activity, and votes on related proposals;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors;
•	Experience and skills of director candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;
•	Fund category/investment objective;
•	Performance benchmarks;
•	Share price performance as compared with peers;
•	Resulting fees relative to peers;
•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;
•	Possible dilution for common shares;
•	Whether the shares can be used for antitakeover purposes.

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1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;
•	Regulatory developments;
•	Current and potential returns; and
•	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund's target investments;
•	The reasons given by the fund for the change; and
•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;
•	Consolidation in the target market; and
•	Current asset composition.

Change in Fund's Subclassification

General Recommendation: Vote case-by-case on changes in a fund's sub-classification, considering the following factors:

•	Potential competitiveness;
•	Current and potential returns;
•	Risk of concentration;
•	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•	The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;
•	The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and
•	The company has demonstrated responsible past use of share issuances by either:
•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or
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•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;
•	The fund’s past performance;
•	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;
•	The efficiencies that could result;
•	The state of incorporation;
•	Regulatory standards and implications.

Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
•	Removal of shareholder approval requirement for amendments to the new declaration of trust;
•	Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;
•	Required fundamental policies of both states;
•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;
•	The proposed distributor’s reputation and past performance;
•	The competitiveness of the fund in the industry;
•	The terms of the agreement.
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Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;
•	Performance of both funds;
•	Continuity of management personnel;
•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);
•	The fund’s history of shareholder relations;
•	The performance of other funds under the advisor’s management.

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Proxy Voting Policies

June 15, 2019

Reinhart Partners, Inc. (the “Adviser”) may exercise voting authority with respect to proxy proposals on behalf of its clients. We do not have authority to vote proxies for every client. However, when we exercise such authority, these Proxy Voting Policies will apply. The guiding principal of the Proxy Voting Policies is that proxies should be voted consistent with the best interests of the client. In addition, we will abide by specific voting guidelines on certain policy issues as requested by particular clients on a case-by-case basis.

The Adviser’s Chief Compliance Officer (the “CCO”) is responsible for overseeing the day-to-day operation of these Proxy Voting Policies.

Statement of Policy

Because of the increasing complexity in administering policies in this area, the Adviser has engaged the firm of Glass, Lewis & Co., LLC (“Glass Lewis”), a nationally recognized proxy voting agent, to assist in researching proxy proposals, providing voting recommendations on each ballot issue and administering client proxy votes.

These Proxy Voting Policies describe the general voting guidelines to be applied; the procedure to be followed if a vote is to be cast contrary to the Glass Lewis recommendation; the procedure to be followed in case of a conflict of interest between the Adviser and its clients with respect to how a ballot issue will be voted; the general voting procedures; and proxy voting record retention.

General Voting Guidelines

The Adviser has determined that the Proxy Paper Guidelines, as amended and supplemented from time-to-time (the “Guidelines”), published by Glass Lewis, are consistent with the guiding principal described above and we have instructed Glass Lewis to vote in accordance with the Guidelines unless one of the following conditions applies:

A.	The Adviser has decided to override the Glass Lewis vote decision for a client based on its own determination that the client would best be served with a vote contrary to the Glass Lewis vote decision. Such decision will be documented by the Adviser and communicated to Glass Lewis.
B.	Glass Lewis does not provide a vote decision, in which case the Adviser will independently determine how a particular issue should be voted. In these instances, the Adviser will document the reason(s) used in determining a vote decision and communicate the Adviser’s vote decision to Glass Lewis.

Conflicts of Interest

Unless the Adviser makes a voting decision pursuant to condition (A) or (B) under the “General Voting Guidelines” section, above, we do not address material conflicts of interest that could arise between us and our clients. Since we rely on Glass Lewis to cast proxy votes independently, pursuant to the Guidelines, we have determined that any potential conflict of interest between us and our clients is adequately mitigated.

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However, when the Adviser is involved in making the determination as to how a particular proxy ballot will be voted pursuant to paragraph (A) or (B) under the “General Voting Guidelines” section, above, we will take the following step to resolve the conflict: Disclose the conflict to the client and obtain the client’s written consent or direction before voting.

General Voting Procedures

The CCO shall ensure that appropriate personnel understand their roles with respect to monitoring corporate actions, analyzing proxy proposals, and making voting decisions and, for proxies which are not voted electronically via Proxy Edge, voting proxies, as applicable.

Recordkeeping

We will maintain:

•	a copy of our proxy voting policies and procedures;
•	a copy of all proxy statements received (the Adviser may rely on a third-party proxy voting agent or the SEC’s EDGAR system to satisfy this requirement);
•	a record of each vote cast on behalf of a client (the Adviser may rely on a third-party proxy voting agent to satisfy this requirement);
•	a copy of any document prepared by the Adviser that was material to making a voting decision or that memorializes the basis for that decision; and
•	a copy of each written client request for information on how we voted proxies on the client’s behalf, and a copy of any written response to any (written or oral) client request for information on how we voted proxies on behalf of the requesting client.

These books and records shall be made and maintained in accordance with the requirements and time periods provided in Rule 204-2 under the Investment Advisers Act of 1940, as amended.

Disclosure To Clients; Filing Requirements

We will disclose to clients in our Form ADV brochure how clients can obtain information from us on how their portfolio securities were voted and how they can obtain a copy of these Proxy Voting Policies, and that we will, upon request, provide them with a copy of the same. As it relates to the Reinhart Funds (the “Funds”), this disclosure is contained in the Fund’s prospectus. In addition, with respect to the Funds only, a Form N-PX must be filed with the Securities and Exchange Commission annually, which discloses the Fund’s proxy voting record for the 12-months ended August 31. The Fund’s administrator is responsible for preparing the Form N-PX; however, the CCO shall review such form prior to filing to attempt to detect any irregularities.

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RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Templeton Global Advisors Limited (hereinafter the "Investment Manager") has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. This includes access to the ISS benchmark policy recommendations and custom sustainability recommendations the Investment Manager developed with ISS, which reflect what the Investment Manager believes to be good corporate governance and behavior. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as

*  Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.

For certain separate accounts and non-U.S. domiciled funds that follow a smart beta strategy, or are passively managed to track a particular securities index, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote due to the volume of securities held in such strategies.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client1 of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;2

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);3

4.	The issuer is a significant executing broker dealer; 4

5.	An Access Person5 of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member6 of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

1 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”

2The top 50 vendors will be considered to present a potential conflict of interest.

3The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

4The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

5“Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

In addition, with respect to an open-ended collective investment scheme formed as a Société d'Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager's organization, including portfolio management, legal counsel, and the Investment Manager's officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose "golden parachutes" that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The Investment Manager usually supports "fair price" provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager's proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where:

(i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.	The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with Legal Staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter the "Investment Manager") has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly- owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à.r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented Proxy Voting Policies and Procedures (“Proxy Policies”) that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. This includes access to the ISS benchmark policy recommendations and custom sustainability recommendations the Investment Manager developed with ISS, which reflect what the Investment Manager believes to be good corporate governance and behavior. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as

*  Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, and/or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

For ease of reference, the Proxy Policies often refer to all Advisory Clients. However, our processes and practices seek to ensure that proxy voting decisions are suitable for individual Advisory Clients. For most proxy proposals, the Investment Manager’s evaluation should result in the same position being taken for all Advisory Clients. In some cases, however, the evaluation may result in an individual Advisory Client voting differently, depending upon the nature and objective of the fund or account, the composition of its portfolio and other factors.

For certain separate accounts and non-U.S. domiciled funds that follow a smart beta strategy, or are passively managed to track a particular securities index, the Investment Manager may review the ISS and Glass Lewis Proxy Voting Guidelines and determine to instruct the Proxy Group to generally vote proxies consistent with the recommendations of ISS or Glass Lewis rather than analyze each individual proxy vote due to the volume of securities held in such strategies.

Conflicts of Interest

All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer; [4]

5.	An Access Person5 of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member6 of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

1 For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”

2 The top 50 vendors will be considered to present a potential conflict of interest.

3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.

4 The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.

5 “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.

6 The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting or pass-through voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares. With respect to instances when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(F) or (G) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder, and there are no other unaffiliated shareholders also invested in the underlying fund, the Investment Manager will vote in accordance with the recommendation of such investment company’s board of trustees or directors. In addition, to avoid certain potential conflicts of interest, and where required under a fund’s governing documents or applicable law, the Investment Manager will employ pass-through voting when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on Section 12(d)(1)(E) of the 1940 Act, the rules thereunder, or pursuant to an SEC exemptive order thereunder. In “pass-through voting,” a feeder fund will solicit voting instructions from its shareholders as to how to vote on the master fund’s proposals.

In addition, with respect to an open-ended collective investment scheme formed as a Société d'Investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer. Similarly, in accordance with Canadian law, Canadian mutual funds that are invested in another proprietary mutual fund are prohibited from voting the units of the underlying fund.

Weight Given Management Recommendations

One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely affect the investment merits of owning that company's shares.

Engagement with Issuers

The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.

THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full- time staff members and support staff (which includes individuals that are employees of affiliates of Franklin Templeton Companies, LLC) are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations.

Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING POLICIES AND PRINCIPLES

The Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager's organization, including portfolio management, legal counsel, and the Investment Manager's officers. Potential changes to the proxy voting policies are considered on an annual basis, and the Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:

Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose "golden parachutes" that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.

The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion, the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans ("poison pills") to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The Investment Manager usually supports "fair price" provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual- class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources. In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager's proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to successfully vote a proxy, or may choose not to vote a proxy, such as where:

(i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) additional documentation or the disclosure of beneficial owner details is required; (vi) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vii) a proxy voting service is not offered by the custodian in the market; (viii) due to either system error or human error, the Investment Manager’s intended vote is not correctly submitted; (ix) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (x) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some non-U.S. jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager's proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward (or otherwise make available) this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, the Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.	The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit the Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each separate account client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the lending agent in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group may instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each U.S.-registered fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC. The Proxy Group will work with Legal Staff in other jurisdictions, as needed, to help support required proxy voting disclosure in such markets.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit and compliance groups.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained in either hard copy or electronic format for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES & PRIVATELY HELD ISSUERS

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

In the rare instance where there is a vote for a privately held issuer, the decision will generally be made by the relevant portfolio managers or research analysts.

The Proxy Group will monitor such meetings involving fixed income securities or privately held issuers for conflicts of interest in accordance with these procedures. If a fixed income or privately held issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

T. ROWE PRICE ASSOCIATES, INC. AND ITS INVESTMENT

ADVISER AFFILIATES

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., and its affiliated investment advisers (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or client’s portfolio manager.

Proxy Services Group. The Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Head of Corporate Governance. Our Head of Corporate Governance is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

Meeting Notification

T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the Proxy Committee. Others review vote recommendations and approve them before the votes are cast. In all cases, portfolio managers receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Services Group is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent. Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies with insufficient representation by independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. In certain markets, a lack of diversity on the board may cause us to oppose the members of the board’s Nominating Committee. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives or contain the potential for excessive dilution relative to the company’s peers. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a screen that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, in most cases we believe shareholders should be offered the opportunity to vote annually. Finally, we may oppose compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Head of Corporate Governance in consultation with the T. Rowe Price Responsible Investment team. T. Rowe Price generally votes with a company’s management on social, environmental, and corporate responsibility proposals unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’ general global policies and has developed custom international proxy voting guidelines based on those recommendations, regional codes of corporate governance, and our own views as investors in these markets.

Fixed Income and Passively Managed Strategies – Proxy voting for our fixed income and indexed portfolios is administered by the Proxy Services Group using T. Rowe Price’s guidelines as set by the Proxy Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.

Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan and how they may affect proxy voting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote.

With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item. In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

Limitations on Voting Proxies of Banks

T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

Proxy Policy	Policy H-12

Proxy Voting Policy

When Victory Capital Management Inc. (“Victory”) client accounts hold stock and Victory has an obligation to vote proxies for the stock, the voting authority will be exercised in accordance with:

•	The direction and guidance, if any, provided by the document establishing the account relationship
•	Principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account
•	The guidelines listed in this policy, including the ISS Taft Hartley guidelines in Appendix A and the Victory public company guidelines in Appendix B

Victory votes client securities in the best interests of the client. In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets. In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer's board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•	Reasonable efforts will be made to monitor and keep abreast of corporate actions
•	All stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available
•	A written record of such voting will be maintained by Victory
•	Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s).
•	Victory’s Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.
•	Voting rights for securities that have been placed on loan by a client or a client’s custodian generally pass to the borrower, which may interfere with Victory’s ability to vote on shareholder matters. In these circumstances Victory may be unable to act on specific proxy matters.

Statement of Corporate Governance

The voting rights associated with stock ownership are as valuable as any other financial assets. As such, they must be managed in the same manner. Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

Proxy Voting Procedure

The Proxy Committee determines how proxies will be voted. Decisions are based exclusively with the best interest of the client in mind.

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Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s portfolio managers opinions concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

The Proxy Committee is comprised of Victory employees who represent vital areas within the company and can provide a range of knowledge which enhances the committees decision making capabilities. Quorum exists when three voting committee members are either in attendance or participate remotely via video or teleconference. Approval is based on a majority of votes cast.

Victory has engaged ISS (Institutional Shareholder Services) to perform the administrative tasks of receiving proxies, proxy statements, and voting proxies in accordance with the Victory Proxy Policy. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory. Victory will perform annual testing of actual votes cast versus these policy guidelines to help insure that ballots are being voted per policy. ISS also performs regular proxy ballot reconciliations which compare client holdings to actual ballots received. ISS then provides Victory with periodic reports of any discrepancies identified during the reconciliation process. Victory is responsible for working with ISS and client custodians to resolve any discrepancies and insure that all client proxy ballots are voted.

Voting Guidelines

The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules. The Proxy Committee is directed to apply these guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other internal sources with special expertise on a given topic, where appropriate.

All Proxy Committee voting decisions will be documented.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

International Proxy Voting

Victory will attempt to vote every proxy it receives for all international foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information to make a fully informed decision, in which case we will vote against.

In certain foreign jurisdictions, voting of proxies will result in the lockup of shares due to issues such as shareblocking or re-registration, impairing Victory's ability to trade those shares for several days. This could result in significant loss to the investor. Consequently, in those foreign jurisdictions which engage in this practice, Victory will generally refrain from proxy voting. Specifically, for shareblocking and re-registration, Victory will automatically Take No Action through a Do Not Vote instruction for ballots that would immobilize the shares. Victory has the option to override the automation if we become aware of a situation where we wish to vote and are not concerned with the short term inability to trade out of the position. In re-registration or shareblocking markets, where shares are not immobilized by voting instructions, ballots are voted per policy.

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In other foreign jurisdictions, the determination by the Proxy Committee to vote, or refrain from voting proxys will take into consideration any additional costs to investors which may be incurred from the research and voting process. Finally, these guidelines will be applied in foreign markets taking into account local regulatory requirements, local corporate governance codes and local market best practices.

Additional Topics

Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Material Conflicts of Interest

In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:

•	Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue
•	In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account
•	Document the nature of the conflict and the rationale for the recommended vote
•	Solicit the opinions of Victory’s Chief Compliance Officer, and if necessary the Chief Legal Officer, or their designee, or consult an internal or external, independent adviser
•	Report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made

If a member of the Proxy Committee has a personal conflict (e.g. family member on board of company) he/she will recuse themselves from voting.

Recordkeeping

In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:

•	Copies of all policies and procedures required by Rule 206(4)-6
•	A written record of votes cast on behalf of clients
•	Any documents prepared by Victory or the Proxy Committee germane to the voting decision
•	A copy of each written client request for information on how Victory voted proxies on such client’s behalf
•	A copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

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Proxy Policy	Policy H-12

Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Consider the issue of auditor indemnification and limitation of liability CASE-BY-CASE. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement, the degree to which these agreements impact shareholders' rights
•	Motivation and rationale for establishing the agreements
•	Quality of disclosure
•	Historical practices in the audit area

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Vote FOR the ratification of auditors.

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However, vote AGAINST in cases where auditors have failed to render accurate financial statements or where non-audit fees exceed audit fees. Non-audit fees are excessive if:

  Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where "Other" fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard "non-audit fee" category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Receiving and/or Approving Financial Reports (This is a non-US issue)

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm
•	The length of rotation specified in the proposal
•	Any significant audit-related issues at the company
•	The number of Audit Committee meetings held each year
•	The number of financial experts serving on the committee
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price

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Proxy Policy	Policy H-12

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.	Board Accountability: Practices that promote accountability include: transparency into a company’s governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.
2.	Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.
3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.
4.	Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings and/or who are overextended (i.e. serving on too many boards) raise concern on the director’s ability to effectively serve in shareholders’ best interests.

Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

Classified board structure:

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three- and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted.

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If Victory cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Problematic provisions include but are not limited to:

•	A classified board structure
•	A supermajority vote requirement
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections
•	The inability of shareholders to call special meetings
•	The inability of shareholders to act by written consent
•	A dual-class capital structure
•	A non–shareholder-approved poison pill

Poison Pills:

The company has a poison pill that was not approved by shareholders. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Restricting Binding Shareholder Proposals:

Generally vote against or withhold from members of the governance committee if the company’s charter imposes undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include, but are not limited to: outright prohibition on the submission of binding shareholder proposals, or share ownership requirements or time holding requirements in excess of SEC Rule 14a-8. Vote against on an ongoing basis.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”)
•	The company receives an adverse opinion on the company’s financial statements from its auditor
•	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is a significant misalignment between CEO pay and company performance
•	The company maintains significant problematic pay practices
•	The board exhibits a significant level of poor communication and responsiveness to shareholders
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Proxy Policy	Policy H-12

•	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay or
•	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Unilateral Bylaw/Charter Amendments

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

•	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment
•	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter
•	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions
•	The company's ownership structure
•	The company's existing governance provisions
•	The timing of the board's amendment to the bylaws/charter in connection with a significant business development and,
•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders

For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, or implemented a multi-class capital structure in which the classes have unequal voting rights considering the following factors:

•	The level of impairment of shareholders' rights
•	The disclosed rationale
•	The ability to change the governance structure (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter)
•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure
•	Any reasonable sunset provision and
•	Other relevant factors

Unless the adverse provision and/or problematic capital structure is reversed or removed, vote case-by-case on director nominees in subsequent years. Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company
•	Failure to replace management as appropriate or
•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

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Proxy Policy	Policy H-12

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;
•	The board's rationale for seeking ratification;
•	Disclosure of actions to be taken by the board should the ratification proposal fail;
•	Disclosure of shareholder engagement regarding the board’s ratification request;
•	The level of impairment to shareholders' rights caused by the existing provision;
•	The history of management and shareholder proposals on the provision at the company’s past meetings;
•	Whether the current provision was adopted in response to the shareholder proposal;
•	The company's ownership structure; and
•	Previous use of ratification proposals to exclude shareholder proposals.

Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice. In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•	The presence of a shareholder proposal addressing the same issue on the same ballot;
•	The board's rationale for seeking ratification;
•	Disclosure of actions to be taken by the board should the ratification proposal fail;
•	Disclosure of shareholder engagement regarding the board’s ratification request;
•	The level of impairment to shareholders' rights caused by the existing provision;
•	The history of management and shareholder proposals on the provision at the company’s past meetings;
•	Whether the current provision was adopted in response to the shareholder proposal;
•	The company's ownership structure; and
•	Previous use of ratification proposals to exclude shareholder proposals.

Board Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•	Disclosed outreach efforts by the board to shareholders in the wake of the vote
•	Rationale provided in the proxy statement for the level of implementation
•	The subject matter of the proposal

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Proxy Policy	Policy H-12

•	The level of support for and opposition to the resolution in past meetings
•	Actions taken by the board in response to the majority vote and its engagement with shareholders
•	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals) and
•	Other factors as appropriate

The board failed to act on takeover offers where the majority of shares are tendered

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency or

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account

•	The board's rationale for selecting a frequency that is different from the frequency that received a plurality
•	The company's ownership structure and vote results
•	Analysis of whether there are compensation concerns or a history of problematic compensation practices and
•	The previous year's support level on the company's say-on-pay proposal

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the current Categorization of Directors) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee
•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee
•	The full board is less than majority independent

Director Competence

Attendance at Board and Committee Meetings

Generally vote AGAINST or WITHHOLD from directors (except new nominees3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness
•	Family emergencies
•	Missing only one meeting (when the total of all meetings is three or fewer)

3New nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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Proxy Policy	Policy H-12

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors

Vote AGAINST or WITHHOLD from individual directors who:

•	Sit on more than five public company boards
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards

Other Board-Related Proposals

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

•	The reasonableness/scope of the request; and
•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally vote FOR proposals to eliminate cumulative voting.

Generally vote AGAINST shareholder proposals to restore or provide for cumulative voting.

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

•	Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care
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Proxy Policy	Policy H-12

•	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness
•	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., "permissive indemnification"), but that previously the company was not required to indemnify

Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company
•	If only the director’s legal expenses would be covered

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers
•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought
•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies
•	The scope and structure of the proposal

Establish other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal
•	The company's current board leadership structure
•	The company's governance structure and practices
•	Company performance
•	Any other relevant factors that may be applicable

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Proxy Policy	Policy H-12

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Victory may support the proposal under the following scenarios absent a compelling rationale: the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. Victory will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, Victory will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company's governance structure will weigh in favor of support for the proposal.

The review of the company's governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

Performance assessment will generally consider one-, three, and five-year TSR compared to the company's peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Victory’s definition of independent outsider.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Standard for the Election of Directors

Vote AGAINST if the company already has a Resignation Policy in place, otherwise vote with stated policy

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access (Open Access)

Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:

•	The ownership threshold proposed in the resolution;
•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

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Proxy Policy	Policy H-12

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed below, with reference to contested director elections, or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

•	Long-term financial performance of the target company relative to its industry
•	Management’s track record
•	Background to the contested election
•	Nominee qualifications and any compensatory arrangements
•	Strategic plan of dissident slate and quality of critique against management
•	Likelihood that the proposed goals and objectives can be achieved (both slates)
•	Stock ownership positions

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board
•	Effectively disclosed information with respect to this structure to its shareholders
•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee
•	The company has an independent chairman or a lead director, according to Victory’s definition This individual must be made available for periodic consultation and direct communication with major shareholders

Proxy Contests- Voting for Director Nominees in Contested Elections

Internally reviewed on a CASE-BY-CASE basis.

Vote No Campaigns

In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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Proxy Policy	Policy H-12

Takeover Defenses and Related Actions

Anti-takeover statutes generally increase management's potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management.

Advance Notice Requirements for Shareholder Proposals/Nominations

Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Vote Tabulation/Confidential Voting

Victory Capital will evaluate shareholder proposals requesting confidential running vote tally proposals on a case-by-case basis taking into account the following factors:

Whether the policy allows the company to monitor the number of votes cast for purposes of achieving a quorum or to conduct solicitations for other proper purposes

Whether the enhanced confidential voting requirement applies to contested elections of directors or to contested proxy solicitations, which would put the company at a disadvantage relative to dissidents

Generally, vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

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Proxy Policy	Policy H-12

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Equal Access Proposals

Vote FOR proposals seeking equal access to proxies.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

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Proxy Policy	Policy H-12

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

•	The company's stated rationale for adopting such a provision
•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation
•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms
•	Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder)
•	The value of the NOLs
•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL)
•	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns
•	Any other factors that may be applicable

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Proxy Policy	Policy H-12

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan, or
•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over
•	A term of no more than three years
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill
•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent)
•	The value of the NOLs
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs)
•	The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns
•	Any other factors that may be applicable

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Proxy Policy	Policy H-12

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election
•	One or more of the dissident’s candidates is elected
•	Shareholders are not permitted to cumulate their votes for directors
•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company's state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation
•	Comparison of company's governance practices and provisions prior to and following the reincorporation
•	Comparison of corporation laws of original state and destination state

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

  Shareholders' current right to act by written consent
  The consent threshold
  The inclusion of exclusionary or prohibitive language
  Investor ownership structure
  Shareholder support of, and management's response to, previous shareholder proposals

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

  An unfettered4 right for shareholders to call special meetings at a 10 percent threshold
  A majority vote standard in uncontested director elections
  No non-shareholder-approved pill
  An annually elected board

4 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Proxy Policy	Policy H-12

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals restricting or eliminating shareholders' right to call special meetings.

Vote FOR proposals allowing shareholders to call special meetings unless the company currently provides the right to call special meetings at a threshold of 25 percent, upon which Victory votes AGAINST.

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote CASE-BY-CASE on proposals that request either the elimination/adoption of supermajority vote requirements or a decrease/increase in the supermajority threshold.

Generally, vote AGAINST proposals to require a supermajority shareholder vote.

Generally, vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, the proposal shall be further examined, taking into account:

  Ownership structure
  Quorum requirements
  Vote requirements

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Proxy Policy	Policy H-12

CAPITAL/RESTRUCTURING

The stewardship of a corporation's capital structure involves a number of important issues, including dividend policy, taxes, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. For the most part, these decisions are best left to the board and senior management of the firm. However, while a company's value depends more on its capital investment and operations than on how it is financed, many financing decisions have a significant impact on shareholders, particularly when they involve the issuance of additional common stock, preferred stock, or the assumption of additional debt. Additional equity financing, for example, may reduce an existing shareholder's ownership interest and can dilute the value of his investment. Shareholders must also be alert to potential anti-takeover mechanisms, which are often embedded in management's chosen financing vehicles.

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote FOR increases in authorized common stock, unless the increase is being used to thwart a takeover, upon which Victory votes AGAINST.

Vote AGAINST proposals that seek to permanently revoke or remove preemptive rights from shareholders.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
-	The company's use of authorized shares during the last three years

•	The Current Request:
-	Disclosure in the proxy statement of the specific purposes of the proposed increase
-	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request
-	The dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns

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Proxy Policy	Policy H-12

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Authority to Issue Additional Debt (This is a non-US issue)

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion is reasonable.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company
•	The shareholder base
•	The liquidity of the stock

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
-	The company's use of authorized preferred shares during the last three years

•	The Current Request:
-	Disclosure in the proxy statement of the specific purposes for the proposed increase
-	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request
-	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns
-	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure
•	Enhanced liquidity
•	Fairness of conversion terms
•	Impact on voting power and dividends

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•	Reasons for the reclassification
•	Conflicts of interest
•	Other alternatives considered

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced or the effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance common stock authorization guidelines

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting
•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Victory's Common Stock Authorization policy

Share Repurchase Programs

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with Victory's Common Stock Authorization policy.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes
•	Excessive increases in authorized capital stock
•	Unfair method of distribution
•	Diminution of voting rights
•	Adverse conversion features
•	Negative impact on stock option plans
•	Alternatives such as spin-off

Restructuring

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

•	Purchase price
•	Fairness opinion
•	Financial and strategic benefits
•	How the deal was negotiated
•	Conflicts of interest
•	Other alternatives for the business
•	Non-completion risk
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Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital
•	Potential elimination of diseconomies
•	Anticipated financial and operating benefits
•	Anticipated use of funds
•	Value received for the asset
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY- CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders' positions
•	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy
•	Financial issues - company's financial situation, degree of need for capital, use of proceeds, effect of the financing on the company's cost of capital
•	Management's efforts to pursue other alternatives
•	Control issues - change in management, change in control, guaranteed board and committee seats, standstill provisions, voting agreements, veto power over certain corporate actions
•	Conflict of interest - arm's length transaction, managerial incentives

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change
•	Any financial or tax benefits
•	Regulatory benefits
•	Increases in capital structure
•	Changes to the articles of incorporation or bylaws of the company

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Proxy Policy	Policy H-12

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”)
•	Adverse changes in shareholder rights

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

•	Offer price/premium
•	Fairness opinion
•	How the deal was negotiated
•	Conflicts of interest
•	Other alternatives/offers considered
•	Non-completion risk

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock)
•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
-	Are all shareholders able to participate in the transaction
-	Will there be a liquid market for remaining shareholders following the transaction
-	Does the company have strong corporate governance
-	Will insiders reap the gains of control following the proposed transaction
-	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed
•	Percentage ownership
•	Financial and strategic benefits
•	Governance structure
•	Conflicts of interest
•	Other alternatives
•	Non-completion risk

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives
•	Appraisal value of assets
•	The compensation plan for executives managing the liquidation

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

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Proxy Policy	Policy H-12

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•	Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of "out of the money" warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.
•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
•	The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

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•	Financial issues:
•	The company's financial condition;
•	Degree of need for capital;
•	Use of proceeds;
•	Effect of the financing on the company's cost of capital;
•	Current and proposed cash burn rate;
•	Going concern viability and the state of the capital and credit markets.

•	Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.
•	Control issues:
•	Change in management;
•	Change in control;
•	Guaranteed board and committee seats;
•	Standstill provisions;
•	Voting agreements;
•	Veto power over certain corporate actions; and
•	Minority versus majority ownership and corresponding minority discount or majority control premium

•	Conflicts of interest:
•	Conflicts of interest should be viewed from the perspective of the company and the investor.
•	Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?
•	Market reaction:
•	The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;
•	Percentage ownership of current shareholders in the reorganized company;
•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
•	Existence of a superior alternative to the plan of reorganization; and
•	Governance of the reorganized company.
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Proxy Policy	Policy H-12

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

  Valuation – Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
  Market reaction – How has the market responded to the proposed deal? A negative market reaction may be a cause for concern.  Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
  Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
  Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
  Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
  Voting agreements – Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?
  Governance – What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Special Purpose Acquisition Corporations (SPACs) – Proposals for Extensions

Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

  Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquistion process.
  Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.
  Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the "equity kicker" is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.
  Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.
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Proxy Policy	Policy H-12

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

•	Tax and regulatory advantages;
•	Planned use of the sale proceeds;
•	Valuation of spinoff;
•	Fairness opinion;
•	Benefits to the parent company;
•	Conflicts of interest;
•	Managerial incentives;
•	Corporate governance changes;
•	Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;
•	Selling the company; or
•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;
•	Signs of entrenched board and management (such as the adoption of takeover defenses);
•	Strategic plan in place for improving value;
•	Likelihood of receiving reasonable value in a sale or dissolution; and
•	The company actively exploring its strategic options, including retaining a financial advisor.

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Proxy Policy	Policy H-12

COMPENSATION

Executive Pay Evaluation

Executive pay remains a perennial hot button issue for shareholders, who want assurance that top management’s compensation is primarily performance-based, fair, and reasonable. Any evaluation of executive pay must recognize two underlying forces: an executive labor market, where executive pay packages result from negotiations in a war for talent, and an agency problem, where boards and shareholders try to align pay incentives with shareholder value creation.

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance)
  The company maintains problematic pay practices
  The board exhibits poor communication and responsiveness to shareholders.

Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

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Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts
•	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median)
•	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group)
  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

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Proxy Policy	Policy H-12

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

•	AGAINST management "say on pay" (MSOP) proposals;
•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
-	In egregious situations;
-	When no MSOP item is on the ballot; or
-	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

  Problematic practices related to non-performance-based compensation elements;
  Incentives that may motivate excessive risk-taking; and
  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
-	CIC payments exceeding 3 times base salary and average/target/most recent bonus
-	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers)
-	CIC payments with excise tax gross-ups (including "modified" gross-ups)

Insufficient Executive Compensation Disclosure by Externally Managed Issuers (EMIs)

For externally-managed issuers (EMIs), generally vote against the say-on-pay proposal when insufficient compensation disclosure precludes a reasonable assessment of pay programs and practices applicable to the EMI's executives.

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Multi-year guaranteed bonuses
•	A single performance metric used for short- and long-term plans
•	Lucrative severance packages
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions
•	Mega annual equity grants that provide unlimited upside with no downside risk

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

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Proxy Policy	Policy H-12

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:
-	Unclear explanation of how the CEO is involved in the pay setting process
-	Retrospective performance targets and methodology not discussed
-	Methodology for benchmarking practices and/or peer group not disclosed and explained
•	Board’s responsiveness to investor input and engagement on compensation issues, for example:
-	Failure to respond to majority-supported shareholder proposals on executive pay topics
-	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals

Frequency of Advisory Vote on Executive Compensation ("Say When on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

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Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance
•	Single-trigger acceleration of unvested equity awards
•	Excessive cash severance (>3x base salary and bonus)
•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups)
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value)
•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders
•	The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), Victory Capital will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans5 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "equity plan scorecard" (EPSC) approach with three pillars:

•	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
-	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants
-	SVT based only on new shares requested plus shares remaining for future grants

•	Plan Features:
-	Automatic single-triggered award vesting upon a change in control (CIC)
-	Discretionary vesting authority
-	Liberal share recycling on various award types
-	Lack of minimum vesting period for grants made under the plan

•	Grant Practices:
-	The company’s three year burn rate relative to its industry/market cap peers
-	Vesting requirements in most recent CEO equity grants (3-year look-back)
-	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years)
-	The proportion of the CEO's most recent equity grants/awards subject to performance conditions
-	Whether the company maintains a claw-back policy
-	Whether the company has established post exercise/vesting share-holding requirements

5 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition
•	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies)
•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances
•	Any other plan features are determined to have a significant negative impact on shareholder interests

Plan Cost

General Recommendation: Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met (see Director Compensation section).

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.6

Grant Practices

Three-Year Burn Rate

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark.

Egregious Factors

Liberal Change in Control Definition

Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

6 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

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Proxy Policy	Policy H-12

Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. "Repricing" includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs
•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs

Also, vote against or withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, Victory vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment
•	Contribution of non–performance-based equity grants to overall pay
•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level

Specific Treatment of Certain Award Types in Equity Plan Evaluations:

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

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Proxy Policy	Policy H-12

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value
•	Offering period is 27 months or less
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value
•	Offering period is greater than 27 months
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares

Employee Stock Purchase Plans-- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company)
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value
•	No discount on the stock price on the date of purchase since there is a company matching contribution

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered CASE-BY-CASE.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

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Proxy Policy	Policy H-12

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, or if the plan contains excessive problematic provisions.

Option Exchange Programs/Repricing Options

Vote AGAINST proposals seeking the authority to reprice options.

Vote AGAINST proposals seeking to approve an option exchange program.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Victory will not make any adjustments to carve out the in-lieu-of cash compensation.

Shareholder Ratification of Director Pay Programs

Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
•	An assessment of the following qualitative factors:

-	The relative magnitude of director compensation as compared to companies of a similar profile
-	The presence of problematic pay practices relating to director compensation
-	Director stock ownership guidelines and holding requirements
-	Equity award vesting schedules
-	The mix of cash and equity-based compensation
-	Meaningful limits on director compensation
-	The availability of retirement benefits or perquisites
-	The quality of disclosure surrounding director compensation

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

•	Executive officers and non-employee directors are excluded from participating
•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models
•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants

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Proxy Policy	Policy H-12

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility
•	Vesting
•	Bid-price
•	Term of options
•	Cost of the program and impact of the TSOs on company’s total option expense
•	Option repricing policy

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the following factors:

•	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants
•	The company’s three-year burn rate relative to its industry/market cap peers
•	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans will exceed the plan cost or burn rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

•	The relative magnitude of director compensation as compared to companies of a similar profile
•	The presence of problematic pay practices relating to director compensation
•	Director stock ownership guidelines and holding requirements
•	Equity award vesting schedules
•	The mix of cash and equity-based compensation
•	Meaningful limits on director compensation
•	The availability of retirement benefits or perquisites
•	The quality of disclosure surrounding director compensation

Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

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Proxy Policy	Policy H-12

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;
•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants- Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

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Proxy Policy	Policy H-12

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:

•	while employed and/or for two years following the termination of their employment
•	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-       Rigorous stock ownership guidelines

-       A holding period requirement coupled with a significant long-term ownership requirement

-       A meaningful retention ratio

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

-       Rigorous stock ownership guidelines

-       A holding period requirement coupled with a significant long-term ownership requirement

-       A meaningful retention ratio

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Proxy Policy	Policy H-12

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While Victory favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Generally vote AGAINST, if a majority of pay is already linked to performance than proposal is redundant.

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Proxy Policy	Policy H-12

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K
•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board
•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan
•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan
•	An executive may not trade in company stock outside the 10b5-1 Plan
•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive

Prohibit CEOs from serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. Victory will take into consideration:

•	If the company has adopted a formal recoupment bonus policy
•	If the company has chronic restatement history or material financial problems
•	If the company’s policy substantially addresses the concerns raised by the proponent

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

•	The triggering mechanism should be beyond the control of management
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs
•	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

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Proxy Policy	Policy H-12

Stock Retention/Holding Period

Vote AGAINST shareholder proposals asking companies to adopt holding periods or retention ratios for their executives.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under Victory policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –- related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy.

•	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.
•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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Proxy Policy	Policy H-12

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, Victory considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings
•	The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing
•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal
•	Whether the company's analysis and voting recommendation to shareholders are persuasive
•	What other companies have done in response to the issue addressed in the proposal
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable
•	Whether implementation of the proposal’s request would achieve the proposal’s objectives
•	Whether the subject of the proposal is best left to the discretion of the board
•	Whether the requested information is available to shareholders either from the company or from a publicly available source
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage

Diversity

Board Diversity

Generally vote AGAINST requests for reports on the company's efforts to diversify the board, if the company has a Board & Nominating Committee that has a practice of selecting candidates based on knowledge, experience, and skills regardless of gender or race.

Equality of Opportunity

Generally vote AGAINST proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, if the company already has a policy in place.

Political Contributions

Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

•	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes
•	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions
•	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities

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Proxy Policy	Policy H-12

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:

•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders

Lobbying

Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

•	The company’s current disclosure of relevant lobbying policies, and management and board oversight
•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities
•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities

General Sustainability Reporting Proposals

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•	The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report
•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame

Climate Change/ Greenhouse Gas (GHG) Emissions

Generally vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations and investments considering:

•	The company already provides current, publicly-available information on the impacts that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities
•	The company’s level of disclosure is at least comparable to that of industry peers
•	There are no significant, controversies, fines, penalties, or litigation associated with the company’s environmental performance

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

  The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities
  The company's level of disclosure is comparable to that of industry peers
  There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions
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Proxy Policy	Policy H-12

Proposals that call for the adoption of GHG reduction goals from products and operations shall be evaluated based on the long-term economic interests of the advisory clients, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame
•	Whether company disclosure lags behind industry peers
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions
•	The feasibility of reduction of GHGs given the company’s product line and current technology
•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations

Human Rights Risk Assessment

Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:

•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms
•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns
•	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps
•	Whether the proposal is unduly burdensome or overly prescriptive

Gender Pay Gaps

Generally vote case-by-case on requests for reports on a company's pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:

•	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices
•	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender pay gap issues
•	Whether the company's reporting regarding gender pay gap policies or initiatives is lagging its peers

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Proxy Policy	Policy H-12

Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund
•	Market in which the fund invests
•	Measures taken by the board to address the discount
•	Past shareholder activism, board activity, and votes on related proposals

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

•	Past performance relative to its peers
•	Market in which fund invests
•	Measures taken by the board to address the issues
•	Past shareholder activism, board activity, and votes on related proposals
•	Strategy of the incumbents versus the dissidents
•	Independence of directors
•	Experience and skills of director candidates
•	Governance profile of the company
•	Evidence of management entrenchment

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules
•	Fund category/investment objective
•	Performance benchmarks
•	Share price performance as compared with peers
•	Resulting fees relative to peers
•	Assignments (where the advisor undergoes a change of control)

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose
•	Possible dilution for common shares
•	Whether the shares can be used for antitakeover purposes

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness
•	Regulatory developments
•	Current and potential returns
•	Current and potential risk

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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Proxy Policy	Policy H-12

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund's target investments
•	The reasons given by the fund for the change
•	The projected impact of the change on the portfolio

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

•	Political/economic changes in the target market
•	Consolidation in the target market
•	Current asset composition

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

•	Potential competitiveness
•	Current and potential returns
•	Risk of concentration
•	Consolidation in target industry

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company
•	The fund’s past performance
•	The terms of the liquidation

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal
•	The efficiencies that could result
•	The state of incorporation
•	Regulatory standards and implications

Vote AGAINST any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series
•	Removal of shareholder approval requirement for amendments to the new declaration of trust
•	Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act
49

Proxy Policy	Policy H-12

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements
•	Removal of shareholder approval requirement to change the domicile of the fund

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

•	Regulations of both states
•	Required fundamental policies of both states
•	The increased flexibility available

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives
•	The proposed distributor’s reputation and past performance
•	The competitiveness of the fund in the industry
•	The terms of the agreement

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

•	Resulting fee structure
•	Performance of both funds
•	Continuity of management personnel
•	Changes in corporate governance and their impact on shareholder rights

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV)
•	The fund’s history of shareholder relations
•	The performance of other funds under the advisor’s management

50

Proxy Policy	Policy H-12

Scope

This policy applies to Victory Capital Management Inc. The entity and its employees are responsible for complying with this policy. The Legal, Compliance and Risk Department owns this policy.

Exception / Escalation Policy

All material exceptions to this policy will be reported to the Compliance Committee and Victory Capital Management Inc. board members. If needed, exceptions may also be presented to the Victory Capital Holdings Inc. board members.

Last Updated: February 1, 2018
Effective Date: February 1, 2019

51

A.	Proxy Voting Procedures

WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.

Special Rule in the Case of ERISA Accounts.

Unless proxy voting responsibility has been expressly reserved and is being exercised by another “named fiduciary” for an ERISA plan Client, WCM, as the investment manager for the account, must vote all proxies relating to securities held for the plan’s account. Please refer to ERISA Accounts section below for further details.

In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, and the Proxy Voting rule, Rule 206(4)-6, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients.

1.	Third Party Proxy Voting Service

In general, WCM believes that its clients’ best economic interest with regards to proxy voting is best served by engaging an independent firm that specializes in researching companies and their management for the purpose of increasing investor’s potential financial gain through voting proxies.

WCM has therefore engaged and adopted the following proxy voting policies of Glass Lewis: U.S. Policy, International Policy and Investment Manager Policy. In the event of a special client request, WCM will also accommodate the following styles: Taft Hartley, Public Pension, ESG (environmental, social and government practice) and Management Supportive. In limited circumstances, however, WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. In such cases, this decision will be made by the Investment Strategy Group (“ISG”) who will maintain documentation to support WCM’s decision.

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because Glass Lewis is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors.

Glass Lewis’ approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company.

Research on proxies covers more than just corporate governance – Glass Lewis analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.

2.	Role of the Proxy Admin.

The Proxy Admin oversees and administers the firm’s proxy voting process. For each Client, the Proxy Admin initially determines whether:

•	WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;
•	the Client has adopted a proxy voting policy that WCM is required to follow; and
•	the Client requires any periodic report of votes cast for its account or any comparative report of votes cast in relation to its proxy voting policy, if different from WCM’s.

Once a Client account is established and proxy voting responsibility is determined, the Proxy Admin is responsible for ensuring that proxy materials for each Account to be voted are received and voted in a timely manner. The Proxy Admin instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to ProxyEdge. WCM has engaged ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on Glass Lewis and/or WCM recommendations; and

(3) maintain records of such votes electronically. The PA, in conjunction with ProxyEdge, ensures that information is compiled and maintained for each Client for which WCM votes proxies, showing the issuer’s name, meeting date and manner in which votes were cast on each proposal. WCM shares client holdings and other relevant information with ProxyEdge to ensure that votes are cast and captured accurately, and relies on ProxyEdge to compile and maintain voting records electronically. Proxy materials received inadvertently for Client accounts over which WCM has no voting authority are forwarded on to Clients.

3.	Role of the Analyst and ISG

If a proposal requires case-by-case analysis, the Analyst brings a recommendation to the ISG for decision. The ISG is ultimately responsible for voting case-by-case proposals.

The ISG also has authority to override the recommendation of Glass Lewis when the ISG believes such vote is in the best economic interest of WCM’s clients. Documentation will be provided by the ISG and maintained by the Proxy Admin supporting the rationale for any vote cast against the recommendation of Glass Lewis and case-by case proposals.

4.	Certain Proxy Votes May Not Be Cast

In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:

a.	Neither Glass Lewis’ recommendation nor specific client instructions cover an issue;
b.	In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.

In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. Materiality is determined by the ISG.

Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”).

Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date.

Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items.

Accordingly, WCM generally will not vote those proxies subject to “share blocking.”

5.	Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer

WCM may choose to vote a proxy against the recommendation of Glass Lewis, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG. Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule Glass Lewis’ recommendation with respect to a proxy unless the following steps are taken by the CCO:

a.	The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.

1)	Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or

$1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or

(ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.

2)	Significant Personal/Family Relationships – the CCO will determine whether any supervised persons who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior supervised persons of issuers for which WCM may vote proxies.

b.	If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. If not, then WCM can vote the proxy as determined by the ISG. The CCO shall determine whether a proposal is material as follows:
1)	Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.
2)	Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

3)	Determining that a Non-Routine Proposal is Not Material– As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.
c.	For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:
1)	Obtain Client Consent or Direction– If the CCO approves the proposal to overrule the recommendation of Glass Lewis, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).

2)	Use Glass Lewis’ Recommendation – Vote in accordance with Glass Lewis’ recommendation.

d.	For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule Glass Lewis’ recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule Glass Lewis’ recommendation, the ISG will maintain documentation to support their decision.
6.	Dealing with Material Conflicts of Interest between a Client and Glass Lewisor Proxy Issuer

In the event that WCM is notified by a client regarding a conflict of interest between them and Glass Lewis or the proxy issuer, The CCO will evaluate the circumstances and either

a.	elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest;

b.	if practical, seek a waiver from the Client of the conflict; or
c.	if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.
7.	Maintenance of Proxy Voting Records

As required by Rule 204-2 under the Advisers Act, as amended, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:

a.	a copy of these Proxy Policies, as they may be amended from time to time;
b.	copies of proxy statements received regarding Client securities, unless these materials are available electronically through the SEC’s EDGAR system;
c.	a record of each proxy vote cast on behalf of its Clients;
d.	a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and
e.	each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.

As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.- based issuers).

8.	Disclosure

WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a sub- adviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.

WELLINGTON MANAGEMENT
GLOBAL PROXY POLICY AND PROCEDURES

Introduction

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management's Proxy Voting Guidelines (the "Guidelines") set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer's business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

Statement of Policy

Wellington Management:

1)	Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

Responsibility and oversight

The Investment Research Group ("Investment Research") monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research. The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review, and approval of the Guidelines, and for providing advice and guidance on specific proxy votes for individual issuers.

Procedures

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts. casts votes based on the Guidelines and maintains records of proxies voted.

Receipt of Proxy

1

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines. and handled as follows:

•	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., "For", "Against", "Abstain") are reviewed by Investment Research and voted in accordance with the Guidelines.
•	Issues identified as "case-by-case" in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.
•	Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest. even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee. who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

2

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client's securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management's judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the "Advisers Act"), the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 January 2018

3

WESTCHESTER CAPITAL MANAGEMENT, LLC
THE MERGER FUND
THE MERGER FUND VL
WESTCHESTER CAPITAL FUNDS

PROXY AND CORPORATE ACTION VOTING
POLICIES AND PROCEDURES (AS ADOPTED AUGUST 8, 2015)

I.	POLICY & DELEGATION OF AUTHORITY

Westchester Capital Management, LLC (“Adviser”) acts as discretionary investment adviser for the Trusts named above, including any series thereof (each, an “Advisor Sponsored Fund” and collectively, the “Adviser Sponsored Funds”) and may act as sub-investment adviser for one or more funds from time-to-time (each a “Sub-Advised Fund” and collectively with the Adviser Sponsored Funds, the “Funds”). The Boards of Trustees of each Adviser Sponsored Fund (the “Board”) has delegated its authority to vote proxies related to the Adviser Sponsored Funds’ portfolio holdings to the Adviser in accordance with these Proxy and Corporate Action Voting Policies and Procedures (the “Policy”), which have been adopted by the Board.  The Adviser has full authority to vote proxies and to act with respect to other shareholder or corporate actions on behalf of each Fund.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

The Adviser shall consider each proxy proposal separately from all others.  In that regard, the Adviser will seek to vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority in accordance with this Policy.  When voting proxies or acting with respect to corporate actions for the Funds, the Adviser’s utmost concern is that all decisions be made solely in the best interest of each Fund.  The Adviser manages Funds that pursue event-driven and/or merger-arbitrage strategies, which are generally designed to profit upon the completion of a merger, reorganization or other corporate event.  When the Adviser determines that a proposal affects its investment thesis or a Fund’s investment objectives or strategies, the Adviser will vote proxies in a manner consistent with its investment thesis and to seek to maximize the economic value of the investment for the Fund.

II.	PURPOSE

The purpose of this Policy is to memorialize the procedures and policies adopted (i) by the Funds to enable them to comply with rules promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), and their obligations under the various forms required to be filed and (ii) by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

III.	PROCEDURES

The Adviser’s Chief Compliance Officer or his designee is ultimately responsible for ensuring that all proxies received by the Adviser are voted in accordance with this Policy and in a manner consistent with the Adviser’s determination of each Fund’s best interests.  Although many proxy proposals can be voted in accordance with a Fund’s established Guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser make an exception to the Guidelines.

The Chief Compliance Officer or his designee is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by the Adviser are addressed in a timely manner and consistent action is taken for each Fund’s account as appropriate.

A.	Conflicts of Interest[1]

Where a proxy proposal raises a material conflict between the Adviser’s interests and an interest of a Fund, the Adviser will resolve such a conflict in the manner described below:

1.	Vote in Accordance with the Guidelines. The Adviser shall vote in accordance with the Guidelines; or

2.	Obtain Consent. The Adviser will disclose the conflict to each affected Fund’s Board of Directors/Trustees (or the Board’s delegate) or, in the case of a Sub-Advised Fund, the Fund’s investment adviser, and recommend a proposed vote on the proposal. The disclosure shall include information regarding the matter to be voted on, the nature of the Adviser’s conflict such that the recipient of the information would be able to make an informed decision regarding the vote, and the basis of the Adviser’s recommendation. If a Board (or its delegate) or the Sub-Advised Fund’s investment adviser, as applicable, does not respond to such a conflict-disclosure request with a timely instruction, the Adviser may vote in accordance with the Adviser’s recommendation or, in its discretion, abstain from voting the securities held by that Fund’s account.

The Adviser’s Chief Compliance Officer or his designee will review proxy proposals for conflicts of interest as part of the overall vote review process.

B.	Resources

The Adviser may retain third-party services to provide research, summary information and/or recommendations with respect to proposals on which the Adviser must vote on behalf of its Fund clients.  The Adviser may also retain third-party service providers to assist with the ministerial act of voting proxies and reporting the Adviser’s or a Fund’s proxy voting record.  The Adviser may reasonably rely on information or recommendations provided by such third parties.

1 Due to the nature of the Adviser’s business, its focus on a limited number of investment strategies, and its absence of affiliated entities engaged in other lines of business, it is not anticipated that material conflicts of interest will arise with any frequency.

C.	Limitations

In certain circumstances, in accordance with a Fund’s investment advisory agreement, sub-investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the Fund’s best interest, the Adviser will not vote proxies received.  The following are certain circumstances where the Adviser may limit its role in voting proxies:

1.	Fund Maintains Proxy Voting Authority: Where a Fund specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Fund. If any proxy material is received by the Adviser, it will promptly be forwarded to the Fund or specified third party. This limitation does not apply to any Adviser-Sponsored Funds currently.

2.	Terminated Account: If the Adviser’s investment advisory relationship with a Fund is terminated, the Adviser will cease voting proxies on behalf of that Fund as soon as reasonably practicable.

3.	Limited Value or Effect: If the Adviser determines that the value of a Fund’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a Fund’s proxies. The Adviser also will not generally vote proxies received for securities which are no longer held by the Fund’s account.

4.	Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security, the Adviser will seek to call the loan in time to vote the securities or the Adviser will seek to enter into an arrangement which ensures that the proxies for such material events may be voted as the Adviser believes is in the Fund’s best interests. There can be no assurance the Adviser will be able to call any loan in a manner that will allow the Adviser to vote on the related proposal in a timely manner.

5.	Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a Fund’s proxy would exceed any anticipated benefits to the Fund of the proxy proposal. For example, the Adviser may determine not to vote proxies regarding a non-material proposal that are provided only in a foreign language if voting the proxy would require the Fund to incur significant translation costs.

D.	Proxies Issued by Underlying Investment Companies

To the extent a Fund invests in other investment companies that are not affiliated with the Fund in reliance on Section 12(d)(1)(E) or (F) of the 1940 Act (“Underlying Funds”), the Fund is required by the 1940 Act to handle proxies received from Underlying Funds in a certain manner.  It is the policy of the Adviser to vote all proxies received from Underlying Funds in the same proportion that all other shares of the Underlying Funds are voted, or in accordance with instructions received from other shareholders of the Underlying Fund, pursuant to Section 12(d)(1)(E) or (F) of the 1940 Act.

E.	Periodic Reviews and Board Reports

1.	Annual Compliance Review: On an annual basis, the Adviser shall complete a review of the proxies voted during the prior year to determine if proxies were voted in a manner consistent with this Policy (the “Compliance Review”). The Compliance Review shall be completed by personnel of the Adviser that have no authority for voting decisions as part of the Adviser’s process for voting proxies. The Compliance Review may be conducted using a random sampling of proxies voted by the Adviser during the period. Any exceptions noted during the compliance review with respect to the Adviser-Sponsored Funds will be reported to the Board in the Annual Report (described below).

2.	Annual Review of Policy: Each year, the Adviser’s Chief Compliance Officer (or his designee) shall conduct a review of this Policy and shall report to the Board any recommended changes to the Policy that arise out of the review, including any recommended updates to the established Guidelines (see Section V. below, “Guidelines”). As part of the Annual Review, the Chief Compliance Officer (or his designee) shall consider industry developments regarding proxy voting through such methods as it determines appropriate, including, for example, publications from the International Corporate Governance Network’s Global Corporate Governance Principles and the Council of Institutional Investors’ Corporate Governance Policies regarding common shareholder proposals.

3.	Annual Board Report: The Adviser will provide an annual report to the Board regarding the results of the Annual Compliance Review and the Annual Review of Policy (each described above). The annual report will also include a summary of any known voting exceptions taken from the established Guidelines (see Section V. below, “Guidelines”). In addition, the annual report shall discuss any conflicts of interest identified between the Adviser and an Adviser-Sponsored Fund with respect to a particular proxy proposal and explain how the conflict was resolved (see Section III.A above, “Procedures – Conflicts of Interest”).

IV.	RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding securities held by the Fund (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of each Fund; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to the Funds regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform each Fund as to how they may obtain information on how the Adviser voted proxies with respect to securities held by each Fund.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  The Adviser will coordinate with each Fund to assist in the provision of all information required to be filed on Form N-PX.

V.	PROXY VOTING GUIDELINES

The following proxy voting guidelines (the “Guidelines”) apply to each proposal on which the Adviser is authorized to act unless the Adviser determines that a different voting result is in the best interest of the Fund holding the securities to which the proposal relates.

These Guidelines are not intended to address every potential proposal that an Adviser may need to consider and are not in every instance intended to be construed as rigid voting rules.  In respect of proposals that the Adviser determines are reasonably likely to have a material economic effect on a Fund’s investment and that are not addressed below, the Adviser will generally vote in accordance with management’s recommendations.

The following Guidelines are grouped according to broad classifications for each type of proposal.

A.	Board of Directors

1.	The Adviser will generally vote in favor of incumbent and board-nominated directors, unless any such director appears to have demonstrably failed to exercise reasonable business judgment or care or the Adviser determines that the director has failed to take action that is in the best interest of the issuer for which he or she serves as a Director.

2.	The Adviser will generally vote in favor of charter or bylaw amendments or other proposals that seek to expand the indemnification available to directors or otherwise limit their liability, but the Adviser may oppose such proposals if they would provide indemnity or limit liability for breaches of the duty of loyalty or care, intentional misconduct, or interested-director transactions.

3.	The Adviser will generally vote in favor of proposals that call for directors to be elected by an affirmative majority of votes cast. The Adviser may vote against a proposal that requires majority voting in contested elections.

4.	The Adviser will generally vote against the imposition of supermajority voting requirements and will vote for proposals seeking the removal of supermajority voting requirements.

5.	The Adviser will generally oppose proposals that seek to establish cumulative voting rights for shareholders.

6.	The Adviser will generally vote against shareholder proposals to impose age or term limits or to establish a mandatory retirement age for directors on a board or committee, to change the size of a board or committee, or to limit the pool of directors that can be chosen for a board or committee.

7.	The Adviser will generally vote for the declassification of an existing “classified board” (i.e., one on which directors are divided into classes, each of which is elected on a staggered schedule). Similarly, the Adviser will generally vote against any proposal to implement a classified board.

8.	In contested director elections, the Adviser will vote proxies on a case-by-case basis evaluating factors including, but not limited to, qualifications of the nominees, reasons a dissident shareholder is pursuing a contested election, the nature of the dissident shareholder’s concerns, and whether a change in the board would be likely to address the dissident shareholder’s concerns.

9.	The Adviser will vote proxy access proposals (those that seek to provide shareholders with greater access to the ability to nominate directors) on a case-by-case basis with consideration given to, among other things, the economic and long-term interests of the Funds which holds the securities to which proposal relates.

B.	Auditors and Audit-Related Issues

1.	The Adviser will typically vote in favor of the approval or ratification of a company’s auditors, except it may withhold its vote in cases where management is seeking to replace the current auditors and there has been a dispute over audit policies or practices or disagreement regarding the company’s recent financial statements.

C.	Proposals Regarding Changes to a Company’s Capital Structure

1.	The Adviser will typically oppose proposals to issue “blank check” preferred stock (preferred stock with unspecified voting, conversion and/or other features), except in cases where the company has publicly stated that the blank check preferred shares will not be used for anti-takeover purposes or has identifiable legitimate financing objectives for the issuance of such blank check preferred shares.

2.	The Adviser will generally vote against proposals that seek to establish a class of common stock with separate or superior voting rights to existing common stock.

3.	The Adviser will generally vote against proposals that would allow for the use of a poison pill and vote for proposals that would eliminate a company’s ability to use a poison pill or restrict the conditions under which a poison pill may be used (e.g., by requiring shareholder approval).

4.	The Adviser will evaluate proposals to eliminate dual-class voting structures on a case-by-case basis and shall consider the costs associated with a restructuring of the current voting structure and the expected benefits to shareholders.

5.	The Adviser will oppose proposals requesting increases in authorized common or preferred stock where management provides no acceptable explanation for the expected use of or need for these additional shares or in cases where the Adviser determines that the additional stock is intended to be used to establish an anti-takeover mechanism for the company.

6.	The Adviser will generally vote in favor of stock splits or reverse stock splits if the proposal would not substantively impact the economic value or voting rights of the stock that would be impacted by the split.

D.	Compensation of Directors and Employees

1.	The Adviser will generally vote in favor of stock incentive plans submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, unless the Adviser determines that the performance criteria is inappropriate or poorly defined under the plan or that the maximum incentive payments are not excessive.

2.	The Adviser will generally vote in favor of employee stock purchase plans that permit an issuer’s employees to purchase stock of the issuer at a discount to market value.

3.	The Adviser will consider proposals regarding severance agreements that provide for compensation to management (golden parachutes) on a case-by-case basis taking into account the following considerations:

a.	The Adviser will generally vote in favor of proposals requesting that implementation of such arrangements be subject to shareholder approval;

b.	The Adviser will generally vote in favor of proposals requiring shareholder approval of plans in which the severance payment would exceed 300% of the executive’s current salary and bonus (including equity compensation); and

c.	For proposals regarding approval of proposed severance plans, the Adviser will evaluate such proposals on a case-by-case basis taking into consideration whether it considers the proposed plan to be in the best interests of shareholders, whether the compensation payable thereunder is comparable to similar plans of peer companies, whether such compensation is excessive, whether compensation is payable irrespective of the recipient’s continued employment with the employer, and whether such plan may have the effect of rewarding management that has failed to effectively manage the company.

4.	The Adviser will generally vote in favor of claw back proposals (those designed to seek recoupment of bonuses paid to company executives) regarding fraudulent or deceptive business practices.

E.	Political, Environmental or Social Issues

1.	Proposals in this category typically request that the issuer disclose or amend certain business practices. The Adviser generally believes that these are “ordinary business matters” that are primarily the responsibility of the issuer’s management and should be evaluated and approved primarily by the issuer’s board of directors. Often, these proposals may address concerns with which the Adviser’s personnel philosophically agree, but absent a compelling economic effect on shareholder value, the Adviser will typically abstain from voting on these proposals. This reflects the belief that regardless of the Adviser’s (or its employees’) perspective on an issue, these decisions should be the province of the issuer’s management unless they have a significant, tangible effect on the value of an investment in the issuer and management has not been responsive to the matter.

F.	Proposals Regarding Voting Procedures & Miscellaneous

1.	The Adviser will generally vote for proposals that seek to establish or enhance the confidentiality of the shareholder voting process.

2.	The Adviser will generally vote in favor of proposals seeking to eliminate preemptive rights for shareholders. Although the Adviser generally supports elimination of preemptive rights, it may oppose the elimination of limited preemptive rights (for example, preemptive rights that are invoked on proposed secondary issuances in situations where the secondary issuance would result in more than an acceptable level of dilution of existing shareholder’s rights).

3.	The Adviser will generally vote for proposals seeking to provide shareholders with the right to call a special meeting.

4.	The Adviser will generally vote against proposals that seek to establish “fair price” provisions in the event of a corporate takeover.

5.	The Adviser will generally vote against proposals that seek to permit “greenmail” (proposals that would allow a company to repurchase shares at a premium from a large shareholder who is seeking to take over a company through a proxy contest or other means).

6.	The Adviser will generally vote for proposals that seek to establish the date and location of a company’s annual meeting.

PROXY VOTING

BACKGROUND
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”).  The authority to vote the proxies of our clients is established through investment management agreements or comparable documents.  In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare.  However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”).  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process.  The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”).  Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions.  If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting.  The Legal and Compliance Department maintains a matrix of proxy voting authority.

As of April 2016

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.
Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest.  (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.
If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.
Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote.  Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures.  For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients.  The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.
As of April 2016

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2.  These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV.  Clients will be provided a copy of these policies and procedures upon request.  In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.  Issues to be reviewed include, but are not limited to:

1.
Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.
Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

As of April 2016

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager.  The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders.  Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors.  In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors.  More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.
Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance.  Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

As of April 2016

d.
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company.  As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement.  These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations.  Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

As of April 2016

2.    Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.    Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies.  Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.  Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.  Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.  Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.  Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.  Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.  Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

RETIREMENT ACCOUNTS

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client.  The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.  Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction

As of April 2016

indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client.  If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.
As of April 2016

JNL SERIES TRUST

PART C
OTHER INFORMATION

Note: Items 28-35 have been answered with respect to all investment portfolios (series) of the Registrant.

Item 28. Exhibits

(a)			Agreement and Declaration of Trust of Registrant, dated September 25, 2017.[33]

(b)			Amended and Restated By-Laws of Registrant, dated September 6, 2019.[37]

(c)			Not Applicable.

Jackson National Asset Management, LLC (“JNAM”)

(d)	(1)	(i)	Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[16]

		(ii)	Amendment, effective September 16, 2013, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[16]

		(iii)	Amendment, effective April 28, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013. [18]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[20]

		(v)	Amendment, effective September 15, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[20]

		(vi)	Amendment, effective April 27, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[22]

		(vii)	Amendment, effective July 1, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[24]

		(viii)	Amendment, effective September 28, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[24]

		(ix)	Amendment, effective April 25, 2016, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[26]

		(x)	Amendment, effective September 19, 2016, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[28]

		(xi)	Amendment, effective April 24, 2017, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[30]

		(xii)	Amendment, effective July 1, 2017, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[32]

		(xiii)	Amendment, effective September 25, 2017, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[32]

		(xiv)	Amendment, effective January 1, 2018, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[33]

		(xv)	Amendment, effective April 30, 2018, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[33]

		(xvi)	Amendment, effective August 13, 2018, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[34]

		(xvii)	Amendment, effective April 29, 2019, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[36]

		(xviii)	Amendment, effective June 24, 2019, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[37]

		(xix)	Amendment, effective September 6, 2019, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[37]

		(xx)	Amendment, effective October 14, 2019, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[37]

		(xxi)	Amendment, effective April 27, 2020, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013, attached hereto.

(d)	(2)	(i)	Investment Advisory Agreement between JNAM, and JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., effective August 13, 2018.[34]

		(ii)	Amendment, effective September 6, 2019, to Investment Advisory Agreement between JNAM, and JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., effective August 13, 2018.[37]

AQR Capital Management, LLC (“AQR”)

(d)	(3)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective December 1, 2012.[14]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective December 1, 2012.[16]

		(iii)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective July 1, 2013.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective July 1, 2013.[20]

		(v)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective July 1, 2013.[29]

		(vi)	Amendment, effective April 24, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective July 1, 2013.[30]

		(vii)	Amendment, effective September 1, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective July 1, 2013.[35]

		(viii)	Amendment, effective June 24, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective July 1, 2013.[37]

		(ix)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective July 1, 2013.[37]

		(x)	Amendment, effective March 1, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective July 1, 2013, attached hereto.

BlackRock International Limited (“BIL”)

(d)	(4)	(i)	Investment Sub-Advisory Agreement between JNAM and BIL, effective September 25, 2017.[32]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and BIL, effective September 25, 2017.[37]

BlackRock Investment Management, LLC (“BlackRock”)

(d)	(5)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective December 1, 2012.[15]

		(ii)	Amendment, effective April 29, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective December 1, 2012.[15]

		(iii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective December 1, 2012.[16]

		(iv)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[16]

		(v)	Amendment, effective September 16, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[16]

		(vi)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[20]

		(vii)	Amendment, effective September 28, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[24]

		(viii)	Amendment, effective October 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[24]

		(ix)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[29]

		(x)	Amendment, effective September 25, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[32]

		(xi)	Amendment, effective August 13, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[34]

		(xii)	Amendment, effective June 24, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[37]

		(xiii)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[37]

		(xiv)	Amendment, effective January 1, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013, attached hereto.

BlueBay Asset Management LLP (“BlueBay”)

(d)	(6)	(i)	Investment Sub-Advisory Agreement between JNAM and BlueBay, effective April 27, 2015.[22]

		(ii)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and BlueBay, effective April 27, 2015.[29]

		(iii)	Amendment, effective January 1, 2017, to Investment Sub-Advisory Agreement between JNAM and BlueBay, effective April 27, 2015.[30]

		(iv)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and BlueBay, effective April 27, 2015.[37]

(d)	(7)	(i)	Investment Sub-Sub-Advisory Agreement between BlueBay and BlueBay Asset Management USA LLC, effective April 27, 2015.[22]

Boston Partners Global Investors, Inc. (formerly, Robeco Investment Management, Inc. (“Robeco”) (“Boston Partners”)

(d)	(8)	(i)	Investment Sub-Advisory Agreement between JNAM and Robeco, effective September 15, 2014.[20]

		(ii)	Revised Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and Robeco, effective September 15, 2014.[30]

(iii)
Amendment, effective December 2, 2016, to Investment Sub-Advisory Agreement between JNAM and Boston Partners, effective September 15, 2014.[29] (This Amendment outlines the company name change from Robeco to Boston Partners.)

		(iv)	Amendment, effective April 24, 2017, to Investment Sub-Advisory Agreement between JNAM and Boston Partners, effective September 15, 2014.[30]

		(v)	Amendment, effective August 13, 2018, to Investment Sub-Advisory Agreement between JNAM and Boston Partners, effective September 15, 2014.[34]

		(vi)	Amendment, effective August 31, 2018, to Investment Sub-Advisory Agreement between JNAM and Boston Partners, effective September 15, 2014.[35]

		(vii)	Amendment, effective September 1, 2018, to Investment Sub-Advisory Agreement between JNAM and Boston Partners, effective September 15, 2014.[35]

		(viii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Boston Partners, effective September 15, 2014.[37]

		(ix)	Amendment, effective January 1, 2020, to Investment Sub-Advisory Agreement between JNAM and Boston Partners, effective September 15, 2014, attached hereto.

(d)	(9)	(i)	Investment Sub-Advisory Agreement between JNAM and Boston Partners, with respect to the JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., effective August 13, 2018.[34]

(ii)
Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Boston Partners, with respect to the JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., effective August 13, 2018.[37]

Causeway Capital Management LLC (“Causeway”)

(d)	(10)	(i)	Investment Sub-Advisory Agreement between JNAM and Causeway, effective September 28, 2015.[24]

		(ii)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and Causeway, effective September 28, 2015.[29]

		(iii)	Amendment, effective April 30, 2018, to Investment Sub-Advisory Agreement between JNAM and Causeway, effective September 28, 2015.[33]

		(iv)	Amendment, effective August 13, 2018, to Investment Sub-Advisory Agreement between JNAM and Causeway, effective September 28, 2015.[34]

		(v)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Causeway, effective September 28, 2015.[37]

Champlain Investment Partners, LLC (“Champlain”)

(d)	(11)	(i)	Investment Sub-Advisory Agreement between JNAM and Champlain, effective September 19, 2016.[28]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Champlain, effective September 19, 2016.[37]

ClearBridge Investments, LLC (“ClearBridge”)

(d)	(12)	(i)	Investment Sub-Advisory Agreement between JNAM and ClearBridge, effective September 19, 2016.[28]

		(ii)	Amendment, effective September 25, 2017, to Investment Sub-Advisory Agreement between JNAM and ClearBridge, effective September 19, 2016.[32]

		(iii)	Amendment, effective September 1, 2018, to Investment Sub-Advisory Agreement between JNAM and ClearBridge, effective September 19, 2016.[35]

		(iv)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and ClearBridge, effective September 19, 2016.[37]

Congress Asset Management Company, LLP (“Congress”) (formerly, Century Capital Management, LLC)

(d)	(13)	(i)	Investment Sub-Advisory Agreement between JNAM and Congress, effective September 15, 2017.[32]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Congress, effective September 15, 2017.[37]

Cooke & Bieler, L.P. (“Cooke”)

(d)	(14)	(i)	Investment Sub-Advisory Agreement between JNAM and Cooke, effective September 28, 2015.[24]

		(ii)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and Cooke, effective September 28, 2015.[29]

		(iii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Cooke, effective September 28, 2015.[37]

Dimensional Fund Advisors LP (“DFA”)

(d)	(15)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and DFA, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and DFA, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and DFA, effective December 1, 2012.[20]

		(iv)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and DFA, effective December 1, 2012.[29]

		(v)	Amendment, effective June 24, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and DFA, effective December 1, 2012.[37]

		(vi)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and DFA, effective December 1, 2012.[37]

		(vii)	Amendment, effective March 1, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and DFA, effective December 1, 2012, attached hereto.

		(viii)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and DFA, effective December 1, 2012, attached hereto.

DoubleLine Capital LP (“DoubleLine”)

(d)	(16)	(i)	Investment Sub-Advisory Agreement between JNAM and DoubleLine, effective September 28, 2015.[24]

		(ii)	Amendment, effective January 1, 2016, to Investment Sub-Advisory Agreement between JNAM and DoubleLine, effective September 28, 2015.[26]

		(iii)	Amendment, effective April 25, 2016, to Investment Sub-Advisory Agreement between JNAM and DoubleLine, effective September 28, 2015.[26]

		(iv)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and DoubleLine, effective September 28, 2015.[29]

		(v)	Amendment, effective September 25, 2017, to Investment Sub-Advisory Agreement between JNAM and DoubleLine, effective September 28, 2015.[32]

		(vi)	Amendment, effective November 30, 2017, to Investment Sub-Advisory Agreement between JNAM and DoubleLine, effective September 28, 2015.[33]

		(vii)	Amendment, effective August 13, 2018, to Investment Sub-Advisory Agreement between JNAM and DoubleLine, effective September 28, 2015.[34]

		(viii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and DoubleLine, effective September 28, 2015.[37]

		(ix)	Amendment, effective October 14, 2019, to Investment Sub-Advisory Agreement between JNAM and DoubleLine, effective September 28, 2015.[37]

		(x)	Amendment, effective April 27, 2020, to Investment Sub-Advisory Agreement between JNAM and DoubleLine, effective September 28, 2015, attached hereto.

FIAM LLC (“Fidelity”)

(d)	(17)	(i)	Investment Sub-Advisory Agreement between JNAM and Fidelity, effective June 24, 2019.[37]

First Pacific Advisors, LP (“First Pacific”)

(d)	(18)	(i)	Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[22]

		(ii)	Amendment, effective April 25, 2016, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[26]

		(iii)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[29]

		(iv)	Amendment, effective September 1, 2018, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[35]

		(v)	Amendment, effective October 1, 2018, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[35]

		(vi)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[37]

		(vii)	Amendment, effective April 27, 2020, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015, attached hereto.

First Sentier Investors (Australia) IM LTD (formerly, Colonial First State Asset Management (Australia) Limited) (“First Sentier”)

(d)	(19)	(i)	Investment Sub-Advisory Agreement between JNAM and Colonial First State Asset Management (Australia) Limited, effective August 2, 2019.[37]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Colonial First State Asset Management (Australia) Limited, effective August 2, 2019.[37]

(iii)
Amendment, effective October 21, 2019, to Investment Sub-Advisory Agreement between JNAM and Colonial First State Asset Management (Australia) Limited, effective August 2, 2019.[37] (This amendment is to update the company name to First Sentier Investors (Australia) IM LTD.)

Franklin Advisers, Inc. (“Franklin Advisers”)

(d)	(20)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, effective December 1, 2012.[20]

		(iv)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, effective December 1, 2012.[29]

		(v)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, effective December 1, 2012.[28]

		(vi)	Amendment, effective June 24, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, effective December 1, 2012.[37]

		(vii)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, effective December 1, 2012.[37]

(d)	(21)	(i)	Sub-Sub-Advisory Agreement between Franklin Advisers and Franklin Templeton Institutional, LLC, effective June 24, 2019.[37]

		(ii)	[Amended] Sub-Sub-Advisory Agreement between Franklin Advisers and Franklin Templeton Institutional, LLC, effective October 15, 2019.[37]

		(iii)	Amendment, effective March 2, 2020, to [Amended] Sub-Sub-Advisory Agreement between Franklin Advisers and Franklin Templeton Institutional, LLC, effective October 15, 2019, attached hereto.

(d)	(22)	(i)	Sub-Sub-Advisory Agreement between Franklin Advisers and Templeton Global Advisors Limited, effective June 24, 2019.[37]

Franklin Templeton Institutional, LLC (“Franklin Templeton”)

(d)	(23)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Templeton, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Templeton, effective December 1, 2012.[16]

		(iii)	Amendment, effective September 16, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Templeton, effective December 1, 2012.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Templeton, effective December 1, 2012.[20]

		(v)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Templeton, effective December 1, 2012.[29]

		(vi)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Templeton, effective December 1, 2012.[28]

		(vii)	Amendment, effective August 13, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Templeton, effective December 1, 2012.[34]

		(viii)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Templeton, effective December 1, 2012.[37]

Templeton Investment Counsel, LLC (“Templeton Counsel”)

(d)	(24)	(i)	Investment Sub-Advisory Agreement between JNAM and Templeton Counsel, effective September 16, 2013.[16]

		(ii)	Amendment, effective June 4, 2014, to Investment Sub-Advisory Agreement between JNAM and Templeton Counsel, effective September 16, 2013.[20]

		(iii)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and Templeton Counsel, effective September 16, 2013.[29]

		(iv)	Amendment, effective September 19, 2016, to Investment Sub-Advisory Agreement between JNAM and Templeton Counsel, effective September 16, 2013.[28]

		(v)	Amendment, effective August 13, 2018, to Investment Sub-Advisory Agreement between JNAM and Templeton Counsel, effective September 16, 2013.[34]

		(vi)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Templeton Counsel, effective September 16, 2013.[37]

Goldman Sachs Asset Management, L.P. (“Goldman Sachs”)

(d)	(25)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 3, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[20]

		(v)	Amendment, effective October 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[24]

		(vi)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[29]

		(vii)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[28]

		(viii)	Amendment, effective April 24, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[30]

		(ix)	Amendment, effective January 1, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[33]

		(x)	Amendment, effective June 24, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[37]

		(xi)	Amendment, effective July 1, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[37]

		(xii)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[37]

		(xiii)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012, attached hereto.

(d)	(26)		[RESERVED]

GQG Partners, LLC (“GQG”)

(d)	(27)	(i)	Investment Sub-Advisory Agreement between JNAM and GQG, effective September 25, 2017.[32]

		(ii)	Amendment, effective December 12, 2019, to Investment Sub-Advisory Agreement between JNAM and GQG, effective September 25, 2017.[36]

		(iii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and GQG, effective September 25, 2017.[37]

Granahan Investment Management, Inc. (“Granahan”)

(d)	(28)	(i)	Investment Sub-Advisory Agreement between JNAM and Granahan, effective September 28, 2015.[24]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Granahan, effective September 28, 2015.[37]

Harris Associates L.P. (“Harris”)

(d)	(29)	(i)	Investment Sub-Advisory Agreement between JNAM and Harris, effective April 27, 2015.[22]

		(ii)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and Harris, effective April 27, 2015.[29]

		(iii)	Amendment, effective July 1, 2017, to Investment Sub-Advisory Agreement between JNAM and Harris, effective April 27, 2015.[32]

		(iv)	Amendment, effective September 1, 2018, to Investment Sub-Advisory Agreement between JNAM and Harris, effective April 27, 2015.[35]

		(v)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Harris, effective April 27, 2015.[37]

Heitman Real Estate Securities LLC (“Heitman”)

(d)	(30)	(i)	Investment Sub-Advisory Agreement between JNAM and Heitman, effective August 13, 2018.[34]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Heitman, effective August 13, 2018.[37]

Invesco Advisers, Inc. (“Invesco”)

(d)	(31)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 3, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[16]

		(iv)	Amendment, effective September 16, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[16]

		(v)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[20]

		(vi)	Amendment, effective January 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[22]

		(vii)	Amendment, effective April 27, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[22]

		(viii)	Amendment, effective January 1, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[26]

		(ix)	Amendment, effective April 25, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[26]

		(x)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[29]

		(xi)	Amendment, effective September 25, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[32]

		(xii)	Amendment, effective April 30, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[33]

		(xiii)	Amendment, effective August 13, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[34]

		(xiv)	Amendment, effective August 31, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[35]

		(xv)	Amendment, effective January 1, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[36]

		(xvi)	Amendment, effective May 24, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[37]

		(xvii)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[37]

		(xviii)	Amendment, effective October 14, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[37]

		(xix)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012, attached hereto.

(d)	(32)	(i)	Amended and Restated Investment Sub-Sub-Advisory Agreement by and among Invesco and Invesco Asset Management Limited (as agreed to by Registrant), effective December 1, 2012.[15]

(ii)
Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Sub-Advisory Agreement by and among Invesco and Invesco Asset Management Limited (as agreed to by Registrant), effective December 1, 2012.[16]

(iii)
Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Sub-Advisory Agreement by and among Invesco and Invesco Asset Management Limited (as agreed to by Registrant), effective December 1, 2012.[20]

(iv)
Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Sub-Advisory Agreement by and among Invesco and Invesco Asset Management Limited (as agreed to by Registrant), effective December 1, 2012.[37]

Ivy Investment Management Company (“Ivy”)

(d)	(33)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Ivy, effective April 25, 2016.[26]

		(ii)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Ivy, effective April 25, 2016.[29]

		(iii)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Ivy, effective April 25, 2016.[37]

		(iv)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Ivy, effective April 25, 2016, attached hereto.

J.P. Morgan Investment Management Inc. (“JPMorgan”)

(d)	(34)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 3, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[20]

		(v)	Amendment, effective September 28, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[24]

		(vi)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[29]

		(vii)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[28]

		(viii)	Amendment, dated June 5, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[32]

		(ix)	Revised Amendment, effective August 13, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[35]

		(x)	Amendment, effective August 31, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[35]

		(xi)	Amendment, effective June 24, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[37]

		(xii)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[37]

		(xiii)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012, attached hereto.

Kayne Anderson Rudnick Investment Management, LLC (“Kayne”)

(d)	(35)	(i)	Investment Sub-Advisory Agreement between JNAM and Kayne, effective April 30, 2018.[33]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Kayne, effective April 30, 2018.[37]

		(iii)	Amendment, effective April 27, 2020, to Investment Sub-Advisory Agreement between JNAM and Kayne, effective April 30, 2018, attached hereto.

Lazard Asset Management LLC (“Lazard”)

(d)	(36)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[16]

		(iii)	Amendment, effective September 16, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[20]

		(v)	Amendment, effective April 27, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[22]

		(vi)	Amendment, effective October 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[24]

		(vii)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[29]

		(viii)	Amendment, effective September 25, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[32]

		(ix)	Amendment, effective April 30, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[33]

		(x)	Amendment, effective August 31, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[35]

		(xi)	Amendment, effective September 1, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[35]

		(xii)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[37]

		(xiii)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012, attached hereto.

Loomis, Sayles & Company, L.P. (“Loomis”)

(d)	(37)	(i)	Investment Sub-Advisory Agreement between JNAM and Loomis, effective April 30, 2018.[33]

		(ii)	Amendment, effective August 13, 2018, to Investment Sub-Advisory Agreement between JNAM and Loomis, effective April 30, 2018.[34]

		(iii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Loomis, effective April 30, 2018.[37]

Lord, Abbett & Co. LLC (“Lord Abbett”)

(d)	(38)	(i)	Investment Sub-Advisory Agreement between JNAM and Lord Abbett, effective April 27, 2020, attached hereto.

Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”)

(d)	(39)	(i)	Investment Sub-Advisory Agreement between JNAM and MFS, effective April 24, 2017.[30]

		(ii)	Amendment, effective April 30, 2018, to Investment Sub-Advisory Agreement between JNAM and MFS, effective April 24, 2017.[33]

		(iii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and MFS, effective April 24, 2017.[37]

		(iv)	Amendment, effective April 27, 2020, to Investment Sub-Advisory Agreement between JNAM and MFS, effective April 24, 2017, attached hereto.

Mellon Investments Corporation (originally, Mellon Capital Management Corporation) (“Mellon”)

(d)	(40)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[14]

		(ii)	Amendment, effective January 1, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[14]

		(iii)	Amendment, effective April 29, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[14]

		(iv)	Amendment, effective February 20, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[15]

		(v)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[16]

		(vi)	Amendment, effective June 3, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[16]

		(vii)	Amendment, effective December 17, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[18]

		(viii)	Amendment, effective April 28, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[18]

		(ix)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[20]

		(x)	Amendment, effective September 15, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[20]

		(xi)	Amendment, effective April 27, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[22]

		(xii)	Amendment, effective July 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[24]

		(xiii)	Amendment, effective September 28, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[24]

		(xiv)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[29]

		(xv)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[28]

		(xvi)	Amendment, effective April 24, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[30]

		(xvii)	Amendment, effective July 1, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[32]

		(xviii)	Amendment, effective September 25, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[32]

		(xix)	Amendment, effective January 31, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[33]

		(xx)	Amendment, effective August 13, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[34]

		(xxi)	Amendment, effective August 31, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[35]

		(xxii)	Amendment, effective January 2, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[36]

		(xxiii)	Amendment, effective January 25, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[36]

		(xxiv)	Amendment, effective April 29, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[36]

		(xxv)	Amendment, effective June 24, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012.[37]

		(xxvi)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012, attached hereto.

Neuberger Berman Investment Advisers LLC (“NBIA”) (formerly, Neuberger Berman Fixed Income LLC (“NBFI”))

(d)	(41)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and NBFI, effective December 1, 2012.[14]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and NBFI, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and NBFI, effective December 1, 2012.[20]

(iv)
Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and NBIA (formerly, NBFI), effective December 1, 2012.[29] (This Amendment outlines the company name change from NBFI to NBIA.)

		(v)	Amendment, effective June 5, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and NBIA (formerly, NBFI), effective December 1, 2012.[37]

		(vi)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and NBIA (formerly, NBFI), effective December 1, 2012.[37]

		(vii)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and NBIA (formerly, NBFI), effective December 1, 2012, attached hereto.

Nuance Investments, LLC (“Nuance”)

(d)	(42)	(i)	Investment Sub-Advisory Agreement between JNAM and Nuance, effective April 27, 2020, attached hereto.

Pacific Investment Management Company LLC (“PIMCO”)

(d)	(43)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012.[16]

		(iii)	Amendment, effective December 17, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012.[18]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012.[20]

		(v)	Amendment, effective January 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012.[22]

		(vi)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012.[29]

		(vii)	Amendment, effective January 1, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012.[30]

		(viii)	Amendment, effective September 25, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012.[32]

		(ix)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012.[37]

		(x)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012, attached hereto.

PPM America, Inc. (“PPM”)

(d)	(44)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and PPM, effective April 25, 2016.[26]

		(ii)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PPM, effective April 25, 2016.[29]

		(iii)	Amendment, effective July 1, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PPM, effective April 25, 2016.[32]

		(iv)	Amendment, effective September 25, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PPM, effective April 25, 2016.[32]

		(v)	Amendment, effective August 13, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PPM, effective April 25, 2016.[34]

		(vi)	Amendment, effective August 31, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PPM, effective April 25, 2016.[35]

		(vii)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PPM, effective April 25, 2016.[37]

		(viii)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PPM, effective April 25, 2016, attached hereto.

Reinhart Partners, Inc. (“Reinhart”)

(d)	(45)	(i)	Investment Sub-Advisory Agreement between JNAM and Reinhart, effective October 14, 2019.[37]

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

(d)	(46)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[14]

		(ii)	Amendment, effective May 1, 2013, to Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[14]

		(iii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[20]

		(v)	Amendment, effective September 28, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[24]

		(vi)	Amendment, effective January 1, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[26]

		(vii)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[29]

		(viii)	Amendment, effective December 1, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[29]

		(ix)	Amendment, effective July 1, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[32]

		(x)	Amendment, effective August 13, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[34]

		(xi)	Amendment, effective November 1, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[35]

		(xii)	Amendment, effective January 1, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[36]

		(xiii)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[37]

		(xiv)	Amendment, effective March 1, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012, attached hereto.

		(xv)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012, attached hereto.

(d)	(47)	(i)
Investment SubAdvisory Agreement between T. Rowe Price and T. Rowe Price Hong Kong Limited (“TRP Hong Kong”) (sub-sub-investment adviser for the JNL Multi-Manager Emerging Markets Equity Fund), effective April 27, 2020, attached hereto.

Victory Capital Management Inc. (“Victory”)

(d)	(48)	(i)	Investment Sub-Advisory Agreement between JNAM and Victory, effective July 29, 2016.[28]

		(ii)	Amendment, effective September 19, 2016, to Investment Sub-Advisory Agreement between JNAM and Victory, effective July 29, 2016.[28]

		(iii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Victory, effective July 29, 2016.[37]

WCM Investment Management (“WCM”)

(d)	(49)	(i)	Investment Sub-Advisory Agreement between JNAM and WCM, effective August 13, 2018.[34]

		(ii)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and WCM, effective August 13, 2018.[37]

		(iii)	Amendment, effective October 14, 2019, to Investment Sub-Advisory Agreement between JNAM and WCM, effective August 13, 2018.[37]

		(iv)	Amendment, effective December 5, 2019, to Investment Sub-Advisory Agreement between JNAM and WCM, effective August 13, 2018, attached hereto.

		(v)	Amendment, effective April 27, 2020, to Investment Sub-Advisory Agreement between JNAM and WCM, effective August 13, 2018, attached hereto.

Wellington Management Company LLP (“Wellington”)

(d)	(50)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 3, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[20]

		(v)	Amendment, effective January 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[21]

		(vi)	Amendment, effective October 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[24]

		(vii)	Amendment, effective August 31, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[29]

		(viii)	Amendment, effective April 24, 2017, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[30]

		(ix)	Amendment, effective January 1, 2018, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[33]

		(x)	Amendment, effective September 6, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[37]

		(xi)	Amendment, effective October 14, 2019, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[37]

		(xii)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012, attached hereto.

Westchester Capital Management, LLC (“Westchester”)

(d)	(51)	(i)	Investment Sub-Advisory Agreement between JNAM and Westchester, effective April 27, 2015.[22]

		(ii)	Amendment, effective March 2, 2016, to Investment Sub-Advisory Agreement between JNAM and Westchester, effective April 27, 2015.[26]

		(iii)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and Westchester, effective April 27, 2015.[29]

		(iv)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Westchester, effective April 27, 2015.[37]

Western Asset Management Company (“Western”)

(d)	(52)	(i)	Investment Sub-Advisory Agreement between JNAM and Western, effective April 27, 2015.[22]

		(ii)	Amendment, effective August 31, 2016, to Investment Sub-Advisory Agreement between JNAM and Western, effective April 27, 2015.[29]

		(iii)	Amendment, effective August 31, 2018, to Investment Sub-Advisory Agreement between JNAM and Western, effective April 27, 2015.[35]

		(iv)	Amendment, effective September 6, 2019, to Investment Sub-Advisory Agreement between JNAM and Western, effective April 27, 2015.[37]

(e)	(1)	(i)	Second Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors LLC (“JNLD”), effective July 1, 2017.[32]

		(ii)	Amendment, effective September 25, 2017, to Second Amended and Restated Distribution Agreement between Registrant and JNLD, effective July 1, 2017.[32]

		(iii)	Amendment, effective August 13, 2018, to Second Amended and Restated Distribution Agreement between Registrant and JNLD, effective July 1, 2017.[34]

		(iv)	Amendment, effective June 24, 2019, to Second Amended and Restated Distribution Agreement between Registrant and JNLD, effective July 1, 2017.[37]

		(v)	Amendment, effective April 27, 2020, to Second Amended and Restated Distribution Agreement between Registrant and JNLD, effective July 1, 2017, attached hereto.

(f)			Not Applicable.

(g)	(1)	(i)	Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A. (“JPMorgan Chase”), dated August 12, 2009.[3]

		(ii)	International Proxy Voting Addendum, dated August 12, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[3]

		(iii)	Mutual Fund Rider, dated August 12, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[3]

		(iv)	Amendment, dated September 28, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[4]

		(v)	Amendment, dated May 1, 2010, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[5]

		(vi)	Amendment, dated October 11, 2010, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[6]

		(vii)	Amendment, effective April 29, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[8]

		(viii)	Amendment, effective August 29, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[9]

		(ix)	Amendment, effective October 1, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[10]

		(x)	Amendment, effective December 12, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[10]

		(xi)	Amendment, effective April 30, 2012, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[12]

		(xii)	Amendment, effective August 29, 2012, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[14]

		(xiii)	Amendment, effective April 29, 2013, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[14]

		(xiv)	Amendment, effective September 16, 2013, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[16]

		(xv)	Amendment, effective April 28, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[18]

		(xvi)	Amendment, effective September 2, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[20]

		(xvii)	Amendment, effective September 15, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[20]

		(xviii)	Amendment, effective April 27, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[22]

		(xix)	Amendment, effective June 19, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[24]

		(xx)	Amendment, effective July 1, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[24]

		(xxi)	Amendment, effective September 28, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[24]

		(xxii)	Amendment, effective April 25, 2016, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[26]

		(xxiii)	Amendment, effective April 24, 2017, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[30]

		(xxiv)	Amendment, effective September 25, 2017, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[32]

		(xxv)	Amendment, effective June 29, 2018, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[34]

		(xxvi)	Amendment, effective August 13, 2018, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[34]

		(xxvii)	Amendment, effective March 1, 2019, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[36]

		(xxviii)	Amendment, effective June 24, 2019, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[37]

		(xxix)	Amendment, effective January 1, 2020, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009, attached hereto.

		(xxx)	Amendment, effective April 27, 2020, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009, attached hereto.

(g)	(2)	(i)	Custody Agreement between Registrant and State Street Bank and Trust Company (“State Street”), dated December 30, 2010.[7]

		(ii)	Amendment, effective September 2, 2014, to the Custody Agreement between Registrant and State Street, dated December 30, 2010.[20]

(iii)
Revised Amendment, effective April 27, 2015, to Custody Agreement between Registrant and State Street, dated December 30, 2010, to add additional registered investment companies, JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd., and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd. (collectively, “RICs and Cayman Entities”) as parties.[24]

		(iv)	Amendment, effective September 28, 2015, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[24]

		(v)	Amendment, effective April 25, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[26]

		(vi)	Amendment, effective September 19, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[28]

		(vii)	Amendment, effective April 24, 2017, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[30]

		(viii)	Amendment, effective September 25, 2017, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[32]

		(ix)	Amendment, effective March 9, 2018, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010, to add PPM Funds as a party.[33]

		(x)	Amendment, effective June 29, 2018, to Custody Agreement between Registrant, State Street, RICs, Cayman Entities, and PPM Funds, dated December 30, 2010.[34]

(xi)
Amendment, effective August 13, 2018, to Custody Agreement between Registrant, State Street, RICs, Cayman Entities, and PPM Funds, dated December 30, 2010.[34] (This amendment adds JNL Multi-Manager Alternative Fund (Boston Partners) Ltd. and JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Ltd., additional “Cayman Entities,” as parties.)

(xii)
Amendment, effective April 29, 2019, to Custody Agreement between Registrant, State Street, RICs, Cayman Entities, and PPM Funds, dated December 30, 2010.[36] (This amendment removes JNL/AB Dynamic Asset Allocation Fund Ltd. as a party.)

		(xiii)	Amendment, effective June 24, 2019, to Custody Agreement between Registrant, State Street, RICs, Cayman Entities, and PPM Funds, dated December 30, 2010.[37]

(xiv)
Amendment, effective April 27, 2020, to Custody Agreement between Registrant, State Street, RICs, Cayman Entities, and PPM Funds, dated December 30, 2010, attached hereto. (This amendment removes JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Ltd., JNL/Neuberger Berman Commodity Strategy Fund Ltd, and certain registered investment companies, as parties.)

(h)	(1)	(i)	Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[12]

		(ii)	Amendment, effective March 1, 2012, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[13]

		(iii)	Amendment, effective April 30, 2012, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[12]

		(iv)	Amendment, effective April 29, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[14]

		(v)	Amendment, effective May 30, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[16]

		(vi)	Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[16]

		(vii)	Amendment, effective September 5, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[16]

		(viii)	Amendment, effective September 16, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[16]

		(ix)	Amendment, effective April 28, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[18]

		(x)	Amendment, effective June 4, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[20]

		(xi)	Amendment, effective September 15, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[20]

		(xii)	Amendment, effective April 27, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[22]

		(xiii)	Amendment, effective September 28, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[24]

		(xiv)	Amendment, effective October 1, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[24]

		(xv)	Amendment, effective April 25, 2016, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[26]

		(xvi)	Amendment, effective September 19, 2016, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[28]

		(xvii)	Amendment, effective April 24, 2017, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[30]

		(xviii)	Amendment, effective September 25, 2017, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[32]

		(xix)	Amendment, effective August 13, 2018, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[34]

		(xx)	Amendment, effective January 1, 2019, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[36]

		(xxi)	Amendment, effective April 29, 2019, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[36]

		(xxii)	Amendment, effective June 24, 2019, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[37]

		(xxiii)	Amendment, effective February 28, 2020, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013, attached hereto.

		(xxiv)	Amendment, effective April 27, 2020, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013, attached hereto.

(h)	(2)	(i)	Administration Agreement between JNAM and JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., effective August 13, 2018.[34]

(h)	(3)	(i)	Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017.[32]

		(ii)	Amendment, effective April 30, 2018, to Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017.[33]

		(iii)	Amendment, effective August 13, 2018, to Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017.[34]

		(iv)	Amendment, effective June 24, 2019, to Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017.[37]

		(v)	Amendment, effective October 14, 2019, to Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017.[37]

		(vi)	Amendment, effective April 27, 2020, to Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017, attached hereto.

(h)	(4)	(i)	Amended and Restated Anti-Money Laundering Agreement between Registrant and Jackson National Life Insurance Company, dated November 27, 2012.[15]

		(ii)	Amendment, effective June 29, 2018, to Amended and Restated Anti-Money Laundering Agreement between Registrant and Jackson National Life Insurance Company, dated November 27, 2012.[34]

		(iii)	Amendment, effective April 27, 2020, to Amended and Restated Anti-Money Laundering Agreement between Registrant and Jackson National Life Insurance Company, dated November 27, 2012, attached hereto.

(h)	(5)	(i)	Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016.[26]

(ii)
Amendment, effective June 29, 2018, to Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016.[34]

(iii)
Amendment, effective April 27, 2020, to Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016, attached hereto.

(h)	(6)	(i)
Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016.[26]

(ii)
Amendment, effective June 29, 2018, to Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016.[34]

(iii)
Amendment, effective April 27, 2020, to Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016, attached hereto.

(h)	(7)	(i)
Master InterFund Lending Agreement, dated as April 27, 2015, by and among the series listed of the Registrant, JNL Investors Series Trust, JNL Variable Fund LLC, JNL Strategic Income Fund LLC, Jackson Variable Series Trust and Curian Series Trust and JNAM and Curian Capital LLC.[22]

		(ii)	Amendment, effective February 2, 2016, to Master Interfund Lending Agreement dated April 27, 2015.[26]

		(iii)	Amendment, effective June 1, 2018, to Master Interfund Lending Agreement dated April 27, 2015.[34]

		(iv)	Amendment, effective April 27, 2020, to Master Interfund Lending Agreement dated April 27, 2015, attached hereto.

(h)	(8)	(i)	Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[5]

		(ii)	Amendment, dated August 29, 2011, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[9]

		(iii)	Amendment, dated June 3, 2013, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[16]

		(iv)	Amendment, dated April 27, 2015, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[22]

		(v)	Amendment, dated September 19, 2016, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[28]

		(vi)	Amendment, effective April 24, 2017, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[30]

		(vii)	Amendment, effective September 25, 2017, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[32]

		(viii)	Amendment, effective April 30, 2018, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[33]

		(ix)	Amendment, effective August 13, 2018, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[34]

		(x)	Amendment, effective April 29, 2019, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[36]

		(xi)	Amendment, effective April 27, 2020, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM, attached hereto.

(h)	(9)	(i)	Management Fee Waiver Agreement (for certain funds), effective April 30, 2012, between Registrant and JNAM.[11]

		(ii)	Amendment, dated June 3, 2013, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[16]

		(iii)	Amendment, dated March 16, 2015, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[22]

		(iv)	Amendment, effective April 27, 2015, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[22]

		(v)	Amendment, effective October 1, 2015, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[24]

		(vi)	Amendment, effective April 25, 2016, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[26]

		(vii)	Amendment, effective September 19, 2016, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[28]

		(viii)	Amendment, effective April 24, 2017, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[30]

		(ix)	Amendment, effective July 1, 2017, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[32]

		(x)	Amendment, effective September 25, 2017, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[32]

		(xi)	Amendment, effective April 30, 2018, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[33]

		(xii)	Amendment, effective August 13, 2018, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[34]

		(xiii)	Amendment, effective April 29, 2019, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[36]

		(xiv)	Amendment, effective June 24, 2019, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[37]

		(xv)	Amendment, effective October 14, 2019, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[37]

		(xvi)	Amendment, effective April 27, 2020, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM, attached hereto.

(h)	(10)	(i)	Management Fee Waiver Agreement (for funds sub-advised by T. Rowe Price Associates, Inc.), effective April 27, 2020, between Registrant and JNAM, attached hereto.

(h)	(11)	(i)	Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[5]

(ii)
First Amendment, dated January 18, 2012, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[21]

(iii)
Second Amendment, dated December 31, 2014, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[22]

(iv)
Third Amendment, dated April 24, 2017, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[30]

(v)
Fourth Amendment, dated August 13, 2018, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[34]

(vi)
Fifth Amendment, dated April 27, 2020, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010, attached hereto.

(h)	(12)	(i)
Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[5]

(ii)
First Amendment, dated January 18, 2012, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[21]

(iii)
Second Amendment, dated December 31, 2014, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[22]

(iv)
Third Amendment, dated April 24, 2017, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[30]

(v)
Fourth Amendment, dated August 13, 2018, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[34]

(vi)
Fifth Amendment, dated April 27, 2020, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010, attached hereto.

(h)	(13)	(i)
Amended and Restated Fund Participation Agreement (Fund of Funds) among Jackson National Life Insurance Company on behalf of itself and certain of its separate accounts; the Registrant; JNAM; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective June 8, 2017.[32]

(ii)
First Amendment, dated September 25, 2017, to Amended and Restated Fund Participation Agreement (Fund of Funds) among Jackson National Life Insurance Company on behalf of itself and certain of its separate accounts; the Registrant; JNAM; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective June 8, 2017.[32]

(iii)
Second Amendment, dated April 27, 2020, to Amended and Restated Fund Participation Agreement (Fund of Funds) among Jackson National Life Insurance Company on behalf of itself and certain of its separate accounts; the Registrant; JNAM; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective June 8, 2017, attached hereto.

(h)	(14)	(i)
Amended and Restated Fund Participation Agreement (Fund of Funds) among Jackson National Life Insurance Company of New York on behalf of itself and certain of its separate accounts; the Registrant; JNAM; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective June 8, 2017.[32]

(ii)
First Amendment, dated September 25, 2017, to Amended and Restated Fund Participation Agreement (Fund of Funds) among Jackson National Life Insurance Company of New York on behalf of itself and certain of its separate accounts; the Registrant; JNAM; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective June 8, 2017.[32]

(iii)
Second Amendment, dated April 27, 2020, to Amended and Restated Fund Participation Agreement (Fund of Funds) among Jackson National Life Insurance Company of New York on behalf of itself and certain of its separate accounts; the Registrant; JNAM; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective June 8, 2017, attached hereto.

(h)	(15)	(i)
Fund of Funds Participation Agreement by and among the Registrant, on behalf of each of the funds named on Schedule A, JNAM, DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc., each on behalf of its respective series named on Schedule B and Dimensional Fund Advisors LP, dated April 24, 2017.[30]

(ii)
First Amendment, dated September 25, 2017, to Fund of Funds Participation Agreement by and among the Registrant, on behalf of each of the funds named on Schedule A, JNAM, DFA Investment Dimensions Group Inc. and Dimensional Investment Group Inc., each on behalf of its respective series named on Schedule B and Dimensional Fund Advisors LP, dated April 24, 2017.[32]

(h)	(16)	(i)
Participation Agreement between Jackson Variable Series Trust, iShares Trust, iShares U.S. ETF Trust, iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc, iShares U.S. ETF Company, Inc., and iShares Sovereign Screened Global Bond Fund, Inc. (collectively, “iShares”) dated January 31, 2012, attached hereto.

		(ii)	Amendment, effective April 27, 2015, to Participation Agreement between Jackson Variable Series Trust and iShares dated January 31, 2012, attached hereto.

		(iii)	Amendment, effective September 25, 2017, to Participation Agreement between Jackson Variable Series Trust and iShares dated January 31, 2012, attached hereto.

		(iv)	Amendment, effective August 13, 2018, to Participation Agreement between Jackson Variable Series Trust and iShares dated January 31, 2012, attached hereto.

(v)
Amendment, effective April 27, 2020, to Participation Agreement between Jackson Variable Series Trust and iShares dated January 31, 2012, attached hereto. (This amendment adds the Registrant as a party and removes Jackson Variable Series Trust as a party.)

(h)	(17)	(i)
Master Fund Participation Agreement among Jackson National Life Insurance Company on behalf of itself and certain of its separate accounts; the Registrant on behalf of each series listed on Attachment A of the Agreement; Vanguard Variable Insurance Fund; The Vanguard Group, Inc.; and Vanguard Marketing Corporation, effective September 25, 2017.[32]

(h)	(18)	(i)
Master Fund Participation Agreement among Jackson National Life Insurance Company of New York on behalf of itself and certain of its separate accounts; the Registrant on behalf of each series listed on Attachment A of the Agreement; Vanguard Variable Insurance Fund; The Vanguard Group, Inc.; and Vanguard Marketing Corporation, effective September 25, 2017.[32]

(h)	(19)	(i)
Fund Participation Agreement (Fund of Funds) among Jackson National Life Insurance Company on behalf of itself and certain of its separate accounts; the Registrant on behalf of each of its series listed on Attachment A of the Agreement; JNAM; The Vanguard Group, Inc.; each of the open-end management investment companies listed on Attachment A of the Agreement on behalf of certain of their respective portfolios listed on Attachment A of the Agreement; and Vanguard Marketing Corporation, effective September 25, 2017.[32]

(ii)
Amendment, effective December 1, 2017, to Fund Participation Agreement (Fund of Funds) among Jackson National Life Insurance Company on behalf of itself and certain of its separate accounts; the Registrant on behalf of each of its series listed on Attachment A of the Agreement; JNAM; The Vanguard Group, Inc.; each of the open-end management investment companies listed on Attachment A of the Agreement on behalf of certain of their respective portfolios listed on Attachment A of the Agreement; and Vanguard Marketing Corporation, effective September 25, 2017.[33]

(h)	(20)	(i)
Fund Participation Agreement (Fund of Funds) among Jackson National Life Insurance Company of New York on behalf of itself and certain of its separate accounts; the Registrant on behalf of each of its series listed on Attachment A of the Agreement; JNAM; The Vanguard Group, Inc.; each of the open-end management investment companies listed on Attachment A of the Agreement on behalf of certain of their respective portfolios listed on Attachment A of the Agreement; and Vanguard Marketing Corporation, effective September 25, 2017.[32]

(ii)
Amendment, effective December 1, 2017, to Fund Participation Agreement (Fund of Funds) among Jackson National Life Insurance Company of New York on behalf of itself and certain of its separate accounts; the Registrant on behalf of each of its series listed on Attachment A of the Agreement; JNAM; The Vanguard Group, Inc.; each of the open-end management investment companies listed on Attachment A of the Agreement on behalf of certain of their respective portfolios listed on Attachment A of the Agreement; and Vanguard Marketing Corporation, effective September 25, 2017.[33]

(h)	(21)	(i)
JNL Series Trust Fund of Funds Participation Agreement by and among Registrant, on behalf of each of its series (each, a Fund of Funds) listed on Schedule A [of the Agreement]; JNAM; JPMorgan Trust I, JPMorgan Trust II, JPMorgan Trust IV, JPMorgan Fleming Mutual Fund Group Inc, JPMorgan Mutual Investment Trust Undiscovered Mangers Funds on behalf of the series (each, a Portfolio) listed on Schedule B [of the Agreement]; and, J.P. Morgan Investment Management Inc., effective June 24, 2019.[37]

(h)	(22)	(i)	Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[12]

		(ii)	Amendment, effective April 30, 2012, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[12]

		(iii)	Amendment, effective April 29, 2013, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[14]

		(iv)	Amendment, effective September 16, 2013, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM dated February 28, 2012.[16]

		(v)	Amendment, effective April 28, 2014, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[18]

		(vi)	Amendment, effective September 15, 2014, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[20]

		(vii)	Amendment, effective April 27, 2015, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[22]

		(viii)	Amendment, effective September 28, 2015, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[24]

		(ix)	Amendment, effective April 25, 2016, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[26]

		(x)	Amendment, effective September 19, 2016, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[28]

		(xi)	Amendment, effective April 24, 2017, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[30]

		(xii)	Amendment, effective September 25, 2017, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[32]

		(xiii)	Amendment, effective August 13, 2018, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[34]

		(xiv)	Amendment, effective June 24, 2019, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[37]

		(xv)	Amendment, effective April 27, 2020, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012, attached hereto.

(h)	(23)
Plan of Reorganization by and among Jackson Variable Series Trust (“JVST”); JNL Variable Fund LLC (“JNLVF”); and the Registrant (“JNLST”), on behalf of each of respective JVST and JNLVF acquired fund (collectively, the “Acquiring Funds”) and the respective JNLST acquiring fund (collectively, the “Acquiring Funds”), listed on Schedule A of the Plan of Reorganization, attached hereto.

(h)	(24)		Expense Limitation Agreement by and between Registrant and JNAM, dated March 16, 2020, attached hereto.

(i)	(1)		Opinion and Consent of Counsel, attached hereto.

	(2)		Opinion and Consent of Counsel regarding tax matters, to be filed by amendment.

(j)			Consent of Auditors, attached hereto.

(k)			Not Applicable.

(l)			Not Applicable.

(m)	(1)	(i)	Amended and Restated Distribution Plan, effective July 1, 2017.[32]

		(ii)	Amendment, effective September 25, 2017, to Amended and Restated Distribution Plan, effective July 1, 2017.[32]

		(iii)	Amendment, effective August 13, 2018, to Amended and Restated Distribution Plan, effective July 1, 2017.[34]

		(iv)	Amendment, effective June 24, 2019, to Amended and Restated Distribution Plan, effective July 1, 2017.[37]

		(v)	Amendment, effective April 27, 2020, to Amended and Restated Distribution Plan, effective July 1, 2017, attached hereto.

(n)	(1)	(i)	Multiple Class Plan, effective April 29, 2013.[14]

		(ii)	Amendment, effective September 16, 2013, to Multiple Class Plan, effective April 29, 2013.[16]

		(iii)	Amendment, effective April 28, 2014, to Multiple Class Plan, effective April 29, 2013.[18]

		(iv)	Amendment, effective September 15, 2014, to Multiple Class Plan, effective April 29, 2013.[20]

		(v)	Amendment, effective April 27, 2015, to Multiple Class Plan, effective April 29, 2013.[22]

		(vi)	Amendment, effective September 28, 2015, to Multiple Class Plan, effective April 29, 2013.[24]

		(vii)	Amendment, effective April 25, 2016, to Multiple Class Plan, effective April 29, 2013.[26]

		(viii)	Amendment, effective September 19, 2016, to Multiple Class Plan, effective April 29, 2013.[28]

		(ix)	Amendment, effective April 24, 2017, to Multiple Class Plan, effective April 29, 2013.[30]

		(x)	Amendment, effective September 25, 2017, to Multiple Class Plan, effective April 29, 2013.[32]

		(xi)	Amendment, effective August 13, 2018, to Multiple Class Plan, effective April 29, 2013.[34]

		(xii)	Amendment, effective June 24, 2019, to Multiple Class Plan, effective April 29, 2013.[37]

		(xiii)	Amendment, effective April 27, 2020, to Multiple Class Plan, effective April 29, 2013, attached hereto.

(o)			Not Applicable

(p)	(1)	(i)	Jackson Holdings LLC Identified Entities Code of Ethics and Conduct for Registrant, JNAM, JNLD, and PPM, effective July 1, 2019 (corrected November 1, 2019), attached hereto.

		(ii)	Sarbanes Oxley version of Code of Ethics for Registrant, dated June 5, 2015.[36]

(p)	(2)		Business Conduct Manual and Code of Ethics for AQR, dated April 2019.[37]

(p)	(3)		Code of Business Conduct and Ethics for BIL and BlackRock, dated February 26, 2019.[37]

(p)	(4)		Code of Ethics for BlueBay, dated December 2018.[37]

(p)	(5)		Code of Ethics for Boston Partners, dated April 2019.[37]

(p)	(6)		Code of Ethics for Causeway, dated June 29, 2018; and Insider Trading Policy for Causeway, dated June 30, 2018.[37]

(p)	(7)		Code of Ethics for Champlain, dated January 2019.[37]

(p)	(8)		Code of Ethics for ClearBridge, dated March 2018.[35]

(p)	(9)		Code of Ethics for First Sentier, dated January 2019.[36]

(p)	(10)		Code of Ethics for Congress, dated August 2019.[37]

(p)	(11)		Code of Ethics for Cooke, dated January 1, 2019.[37]

(p)	(12)		Code of Ethics for DFA, dated January 1, 2019.[37]

(p)	(13)		Code of Ethics for DoubleLine, dated September 2017.[33]

(p)	(14)		Code of Ethics for Fidelity, dated February 2018.[35]

(p)	(15)		Code of Ethics for First Pacific, dated January 7, 2020, attached hereto.

(p)	(16)
Personal Investments and Insider Trading Policy, which serves as a Code of Ethics for Franklin Templeton Investments, LLC (utilized by: Franklin Advisers, Franklin Templeton, and Templeton Counsel), dated May 1, 2019.[37]

(p)	(17)		Code of Ethics for Goldman Sachs, dated December 5, 2014.[24]

(p)	(18)		Code of Ethics for GQG, dated October 3, 2018.[37]

(p)	(19)		Code of Ethics for Granahan, dated February 1, 2019.[37]

(p)	(20)		Code of Ethics for Harris, dated September 30, 2019.[37]

(p)	(21)		Code of Ethics and Insider Trading Policy for Heitman, dated September, 2015.[37]

(p)	(22)	(i)	Code of Ethics for Invesco, dated January 2019.[36]

		(ii)	Code of Ethics for Invesco Asset Management Limited (Invesco UK Code of Ethics), dated February 1, 2019.[37]

(p)	(23)		Code of Ethics for Ivy, dated October 1, 2018; and Insider Trading Policy and Procedures, dated April 30, 2019.[37]

(p)	(24)		Code of Ethics for JPMorgan, dated January 30, 2019.[37]

(p)	(25)		Code of Ethics for Kayne, dated October 1, 2017.[33]

(p)	(26)		Code of Ethics and Personal Investment Policy for Lazard, dated September 2018.[37]

(p)	(27)		Code of Ethics for Loomis, dated April 18, 2018; and Insider Trading Policies and Procedures, dated March 2019.[37]

(p)	(28)		Personal Trading Policy for Lord Abbett, dated August 2019, attached hereto.

(p)	(29)		Code of Ethics for MFS, dated February 1, 2019; and Inside Information Policy for MFS, dated February 2, 2019.[37]

(p)	(30)		Code of Conduct for Mellon, dated January 2018; and Personal Securities Trading Policy for Mellon, dated December 2017.[35]

(p)	(31)		Code of Ethics for NBIA, dated January 2019.[37]

(p)	(32)		Code of Ethics for Nuance, dated December 31, 2018, attached hereto.

(p)	(33)		Code of Ethics for PIMCO, dated April 2019.[37]

(p)	(34)		Code of Ethics and Personal Trading Policy for Reinhart, dated June 15, 2019.[37]

(p)	(35)		Code of Ethics for T. Rowe Price and T. Rowe Price Hong Kong Limited, dated December 1, 2019, attached hereto.

(p)	(36)		Code of Ethics for Victory, dated July 1, 2019.[37]

(p)	(37)		Code of Ethics for WCM, dated January 1, 2019.[37]

(p)	(38)		Code of Ethics for Wellington, dated April 2017.[35]

(p)	(39)		Code of Ethics for Westchester, dated July 31, 2019.[37]

(p)	(40)		Code of Ethics (US) for Western, dated January 2016.[28]

(p)	(41)
Code of Ethics for Capital Research and Management Company, the investment adviser to American Funds Insurance Series, dated April 2018.[34] (Certain feeder funds of the Registrant utilize American Funds Insurance Series master funds.)

(p)	(42)
Code of Ethics for The Vanguard Group, Inc. (“Vanguard”), the Vanguard Funds, and each of Vanguard’s affiliates, dated February 2019.[36] (Certain feeder funds of the Registrant utilize Vanguard Variable Insurance Fund master funds.)

[1]
Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its registration statement on Form N-1A (033-87244; 811-8894) (“Registration Statement”) filed with the Securities and Exchange Commission (“SEC”) on June 26, 1996.

[2]	Incorporated by reference to Registrant's Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A filed with the SEC on September 18, 2006.
[3]	Incorporated by reference to Registrant's Post-Effective Amendment No. 73 to its Registration Statement on Form N-1A filed with the SEC on September 23, 2009.
[4]	Incorporated by reference to Registrant's Post-Effective Amendment No. 74 to its Registration Statement on Form N-1A filed with the SEC on December 18, 2009.
[5]	Incorporated by reference to Registrant's Post-Effective Amendment No. 78 to its Registration Statement on Form N-1A filed with the SEC on April 30, 2010.
[6]	Incorporated by reference to Registrant's Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A filed with the SEC on October 8, 2010.
[7]	Incorporated by reference to Registrant's Post-Effective Amendment No. 86 to its Registration Statement on Form N-1A filed with the SEC on January 3, 2011.
[8]	Incorporated by reference to Registrant's Post-Effective Amendment No. 89 to its Registration Statement on Form N-1A filed with the SEC on April 29, 2011.
[9]	Incorporated by reference to Registrant's Post-Effective Amendment No. 95 to its Registration Statement on Form N-1A filed with the SEC on August 26, 2011.
[10]	Incorporated by reference to Registrant's Post-Effective Amendment No. 99 to its Registration Statement on Form N-1A filed with the SEC on December 9, 2011.
[11]	Incorporated by reference to Registrant's Post-Effective Amendment No. 101 to its Registration Statement on Form N-1A filed with the SEC on December 22, 2011.
[12]	Incorporated by reference to Registrant's Post-Effective Amendment No. 104 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2012.
[13]	Incorporated by reference to Registrant's Post-Effective Amendment No. 106 to its Registration Statement on Form N-1A filed with the SEC on August 24, 2012.
[14]	Incorporated by reference to Registrant's Post-Effective Amendment No. 108 to its Registration Statement on Form N-1A filed with the SEC on December 19, 2012.
[15]	Incorporated by reference to Registrant's Post-Effective Amendment No. 111 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2013.
[16]	Incorporated by reference to Registrant's Post-Effective Amendment No. 116 to its Registration Statement on Form N-1A filed with the SEC on September 13, 2013.
[17]	Incorporated by reference to Registrant's Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A filed with the SEC on December 20, 2013.
[18]	Incorporated by reference to Registrant's Post-Effective Amendment No. 121 to its Registration Statement on Form N-1A filed with the SEC on April 25, 2014.
[19]	Incorporated by reference to Registrant's Post-Effective Amendment No. 123 to its Registration Statement on Form N-1A filed with the SEC on June 5, 2014.
[20]	Incorporated by reference to Registrant's Post-Effective Amendment No. 125 to its Registration Statement on Form N-1A filed with the SEC on September 12, 2014.
[21]	Incorporated by reference to Registrant's Post-Effective Amendment No. 127 to its Registration Statement on Form N-1A filed with the SEC on January 16, 2015.
[22]	Incorporated by reference to Registrant's Post-Effective Amendment No. 129 to its Registration Statement on Form N-1A filed with the SEC on April 24, 2015.
[23]	Incorporated by reference to Registrant's Post-Effective Amendment No. 131 to its Registration Statement on Form N-1A filed with the SEC on June 10, 2015.
[24]	Incorporated by reference to Registrant's Post-Effective Amendment No. 134 to its Registration Statement on Form N-1A filed with the SEC on September 25, 2015.
[25]	Incorporated by reference to Registrant's Post-Effective Amendment No. 136 to its Registration Statement on Form N-1A filed with the SEC on December 14, 2015.
[26]	Incorporated by reference to Registrant's Post-Effective Amendment No. 139 to its Registration Statement on Form N-1A filed with the SEC on April 22, 2016.
[27]	Incorporated by reference to Registrant's Post-Effective Amendment No. 141 to its Registration Statement on Form N-1A filed with the SEC on June 8, 2016.
[28]	Incorporated by reference to Registrant's Post-Effective Amendment No. 144 to its Registration Statement on Form N-1A filed with the SEC on September 16, 2016.
[29]	Incorporated by reference to Registrant's Post-Effective Amendment No. 146 to its Registration Statement on Form N-1A filed with the SEC on December 16, 2016.
[30]	Incorporated by reference to Registrant's Post-Effective Amendment No. 149 to its Registration Statement on Form N-1A filed with the SEC on April 21, 2017.
[31]	Incorporated by reference to Registrant's Post-Effective Amendment No. 152 to its Registration Statement on Form N-1A filed with the SEC on June 6, 2017.
[32]	Incorporated by reference to Registrant's Post-Effective Amendment No. 155 to its Registration Statement on Form N-1A filed with the SEC on September 22, 2017.
[33]	Incorporated by reference to Registrant's Post-Effective Amendment No. 157 to its Registration Statement on Form N-1A filed with the SEC on April 27, 2018.
[34]	Incorporated by reference to Registrant's Post-Effective Amendment No. 161 to its Registration Statement on Form N-1A filed with the SEC on August 10, 2018.
[35]	Incorporated by reference to Registrant's Post-Effective Amendment No. 163 to its Registration Statement on Form N-1A filed with the SEC on December 17, 2018.
[36]	Incorporated by reference to Registrant's Post-Effective Amendment No. 166 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2019.
[37]	Incorporated by reference to Registrant's Post-Effective Amendment No. 168 to its Registration Statement on Form N-1A filed with the SEC on December 16, 2019.

Item 29. Persons controlled by or under Common Control with Registrant.

Jackson Variable Series Trust
JNL Investors Series Trust
JNL Variable Fund LLC
Jackson National Separate Account I
Jackson National Separate Account III
Jackson National Separate Account IV
Jackson National Separate Account V
JNLNY Separate Account I
JNLNY Separate Account II
JNLNY Separate Account IV
PPM Funds

Item 30. Indemnification.

Amended and Restated Declaration of Trust:  Article IV of the Registrant’s Amended and Restated Declaration of Trust, as amended, provides that each of its Trustees and Officers (including persons who serve at the Registrant’s request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a “Covered Person”) shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Article IV, Section 4.3 of the Registrant’s Amended and Restated Declaration of Trust, as amended, provides the following:

(a)	Subject to the exceptions and limitations contained in paragraph (b) below:

(i)
every person who is, or has been, a Trustee, officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) shall be indemnified by the Trust, or by one or more Series thereof if the claim arises from his or her conduct with respect to only such Series (unless the Series was terminated prior to any such liability or claim being known to the Trustees, in which case such obligations, to the extent not satisfied out of the assets of a Series, the obligation shall be an obligation of the Trust), to the fullest extent permitted by law against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)
the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)	No indemnification shall be provided hereunder to a Trustee or officer:

(i)
against any liability to the Trust, a Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(ii)
with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or a Series thereof;

(iii)
in the event of a settlement or other disposition not involving a final adjudication as provided in paragraph (b)(ii) resulting in a payment by a Trustee or officer, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office:

		(A)	by the court or other body approving the settlement or other disposition;

(B)
based upon a review of readily available facts (as opposed to a full trial-type inquiry) by (i) vote of a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees then in office act on the matter) or (ii) written opinion of independent legal counsel; or

		(C)	by a vote of a majority of the Shares outstanding and entitled to vote (excluding Shares owned of record or beneficially by such individual).

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Trustee or officer may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors, administrators and assigns of such a person.  Nothing contained herein shall affect any rights to indemnification to which personnel of the Trust or any Series thereof other than Trustees and officers may be entitled by contract or otherwise under law.

(d)
Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 4.3 may be advanced by the Trust or a Series thereof prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4.3, provided that either:

(i)
such undertaking is secured by a surety bond or some other appropriate security provided by the recipient, or the Trust or Series thereof shall be insured against losses arising out of any such advances; or

(ii)
a majority of the Non-interested Trustees acting on the matter (provided that a majority of the Non-interested Trustees act on the matter) or an independent legal counsel in a written opinion shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in Section 4.3 of the Registrant’s Amended and Restated Declaration of Trust, a “Non-interested Trustee” is one who (i) is not an Interested Person of the Trust (including anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (ii) is not involved in the claim, action, suit or proceeding.

Indemnification Arrangements: The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons’ activities as officers, trustees or employees of the Registrant.

Item 31. Business and Other Connections of Investment Adviser.

Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of JNAM contained in the section entitled “Management of the Trust” of the Prospectus, and the biographical information pertaining to Messrs. Anyah, Bouchard, Crowley, Gillespie, Rybak, Wehrle, Wood, Childs, Gorman, Harding, Koors, Lueck, O’Boyle, and Nerud; and Mses. Carnahan, Engler, Woodworth, Bennett, Crosser, Leeman, Nelson, and Rhee contained in the section entitled “Trustees and Officers of the Trust” and the description of JNAM contained in the section entitled “Investment Adviser and Other Services” of the Statement of Additional Information.

Directors and Officers of JNAM:

NAME	ADDRESS	PRINCIPAL OCCUPATION

Lisa Benkowski	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Business Systems (08/20/2016 to Present).

Emily Bennett	1 Corporate Way Lansing, Michigan 48951	Associate General Counsel (2/29/2016 to Present); and Assistant Vice President, Legal (02/17/2018 to Present).

Eric Bjornson	1 Corporate Way Lansing, Michigan 48951	Vice President, Operations (06/28/2014 to Present).

Richard Catts	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).

Garett J. Childs	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Corporate Finance and Chief Risk Officer (08/11/2016 to 02/16/2019); Controller (12/28/2013 to Present); and Vice President, Finance and Risk (02/16/2019 to Present).

Michael A. Costello	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (06/30/2016 to present).

Robert Dombrower	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).

Kevin Frank	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Fund Operations and Accounting Policy (09/11/2018 to Present).

Steven J. Fredricks	1 Corporate Way Lansing, Michigan 48951	Chief Compliance Officer (02/2005 to 05/04/2018). Senior Vice President (02/27/2013 to 05/04/2018).

Mark Godfrey	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).

Richard Gorman	1 Corporate Way Lansing, Michigan 48951	Chief Compliance Officer (08/20/2018 to present). Senior Vice President (08/20/2018 to present).

William Harding	1 Corporate Way Lansing, Michigan 48951	Senior Vice President, Chief Investment Officer (06/28/2014 to Present).

Bradley O. Harris	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (12/01/2015 to Present).

Kelli Hill	1 Corporate Way Lansing, Michigan 48951	Vice President (07/01/2017 to Present).

Karen Huizenga	1 Corporate Way Lansing, Michigan 48951	Vice President - Financial Reporting (07/01/2011 to 05/02/2018).

Sean Hynes	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Investment Management (08/20/2016 to Present).

Stephanie Kueppers	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Sub-Advisor Oversight (08/31/2019 to Present).

Daniel W. Koors	1 Corporate Way Lansing, Michigan 48951	Senior Vice President (01/2009 to Present); and Chief Operating Officer (04/11/2011 to Present).

Mark B. Mandich	225 West Wacker Drive Suite 1200 Chicago, Illinois 60606	Managing Board Member (05/20/2015 to 05/29/2018).

Jim McCartin	1 Corporate Way Lansing, Michigan 48951	Vice President (09/01/2018 to Present).

P. Chad Meyers	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (05/20/2015 to Present); and Chairman (10/15/2015 to Present).

Mia K. Nelson	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Tax (02/18/2017 to Present).

Mark D. Nerud	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (05/20/2015 to Present). President (01/01/2007 to Present); and Chief Executive Officer (01/01/2010 to Present).

Joseph B. O’Boyle	1 Corporate Way Lansing, Michigan 48951	Vice President, Compliance (09/10/2015 to present); and Acting Chief Compliance Officer (05/04/2018 to (08/20/2018).

Michael Piszczek	1 Corporate Way Lansing, Michigan 48951	Vice President – Tax (07/01/2011 to 04/03/2018).

Alison Reed	7601 Technology Way Denver, CO 80237	Managing Board Member (06/30/2016 to Present).

Susan S. Rhee	1 Corporate Way Lansing, Michigan 48951	Secretary (11/2000 to Present); General Counsel (01/01/2010 to Present); and Senior Vice President (01/01/2010 to Present).

Kristan L. Richardson	1 Corporate Way Lansing, Michigan 48951	Assistant Secretary (06/12/2014 to Present).

Andrew Tedeschi	1 Corporate Way Lansing, Michigan 48951	Vice President, Financial Reporting (01/28/2019 to Present).

Bryan Yates	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Investment Operations (08/20/2016 to Present).

AQR Capital Management, LLC; BlackRock International Limited.; BlackRock Investment Management, LLC; BlueBay Asset Management LLP; BlueBay Asset Management USA LLC; Boston Partners Global Investors, Inc.; Causeway Capital Management LLC; Champlain Investment Partners, LLC; ClearBridge Investments, LLC; Congress Asset Management Company, LLP; Cooke & Bieler, L.P.; Dimensional Fund Advisors LP; DoubleLine Capital LP; FIAM LLC; First Pacific Advisors, LP; First Sentier Investors (Australia) IM LTD; Franklin Advisers, Inc.; Franklin Templeton Institutional, LLC; Goldman Sachs Asset Management, L.P.; GQG Partners, LLC; Granahan Investment Management, Inc.; Harris Associates L.P.; Heitman Real Estate Securities LLC; Invesco Advisers, Inc.; Invesco Asset Management Limited.; Ivy Investment Management Company; J.P. Morgan Investment Management Inc.; Kayne Anderson Rudnick Investment Management, LLC; Lazard Asset Management LLC; Loomis, Sayles & Company, L.P.; Lord, Abbett & Co. LLC; Massachusetts Financial Services Company d/b/a MFS Investment Management; Mellon Investments Corporation; Neuberger Berman Investment Advisers LLC; Nuance Investments, LLC; Pacific Investment Management Company LLC; PPM America, Inc.; Reinhart Partners, Inc.; Templeton Global Advisors Limited; Templeton Investment Counsel, LLC; T. Rowe Price Associates, Inc.; T. Rowe Price Hong Kong Limited; Victory Capital Management Inc.; WCM Investment Management; Wellington Management Company LLP; Westchester Capital Management, LLC; and Western Asset Management Company, the sub-advisers, co-sub-advisers, and sub-sub-advisers of certain funds of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-advisers and sub-sub-advisers and other required information:

SUB-ADVISERS, CO-SUB-ADVISERS, AND SUB-SUB-ADVISERS:	FILE NO.:

AQR Capital Management, LLC	801-55543
BlackRock International Limited	801-51087
BlackRock Investment Management, LLC	801-56972
BlueBay Asset Management LLP	801-61494
BlueBay Asset Management USA LLC	801-77361
Boston Partners Global Investors, Inc.	801-61786
Causeway Capital Management LLC	801-60343
Champlain Investment Partners, LLC	801-63424
ClearBridge Investments, LLC	801-64710
Congress Asset Management Company, LLP	801-23386
Cooke & Bieler, L.P.	801-60411
Dimensional Fund Advisors LP	801-16283
DoubleLine Capital LP	801-70942
FIAM LLC	801-63658
First Pacific Advisors, LP	801-67160
First Sentier Investors (Australia) IM LTD	801-73006
Franklin Advisers, Inc.	801-26292
Franklin Templeton Institutional, LLC	801-60684
Goldman Sachs Asset Management, L.P.	801-37591
GQG Partners, LLC	801-107734
Granahan Investment Management, Inc.	801-23705
Harris Associates L.P.	801-50333
Heitman Real Estate Securities LLC	801-48252
Invesco Advisers, Inc.	801-33949
Invesco Asset Management Limited	801-50197
Ivy Investment Management Company	801-61515
J.P. Morgan Investment Management Inc.	801-21011
Kayne Anderson Rudnick Investment Management, LLC	801-24241
Lazard Asset Management LLC	801-61701
Loomis, Sayles & Company, L.P.	801-170
Lord, Abbett & Co. LLC	801-6997
Massachusetts Financial Services Company d/b/a MFS Investment Management	801-17352
Mellon Investments Corporation	801-19785
Neuberger Berman Investment Advisers LLC	801-61757
Nuance Investments, LLC	801-69682
Pacific Investment Management Company LLC	801-48187
PPM America, Inc.	801-40783
Reinhart Partners, Inc.	801-40278
Templeton Global Advisors Limited	801-42343
Templeton Investment Counsel, LLC	801-15125
T. Rowe Price Associates, Inc.	801-856
T. Rowe Price Hong Kong Limited	801-72035
Victory Capital Management Inc.	801-46878
WCM Investment Management	801-11916
Wellington Management Company LLP	801-15908
Westchester Capital Management, LLC	801-72002
Western Asset Management Company	801-8162

Item 32. Principal Underwriters.

(a)
JNLD acts as general distributor for the Registrant. JNLD also acts as general distributor for the Jackson National Separate Account I, the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV, JNL Variable Fund LLC, JNL Investors Series Trust, Jackson Variable Series Trust, and PPM Funds.

(b)	Directors and Officers of JNLD:

NAME AND BUSINESS ADDRESS:	POSITIONS AND OFFICERS WITH UNDERWRITER:	POSITIONS AND OFFICES WITH FUND

Aimee DeCamillo 300 Innovation Drive Franklin TN, 37067	Manager, President and Chief Executive Officer	N/A

Scott Romine 300 Innovation Drive Franklin TN, 37067	President of Advisory Solutions	N/A

Michael Falcon 300 Innovation Drive Franklin TN, 37067	Chairperson	N/A

Steve P. Binioris 1 Corporate Way Lansing, MI 48951	Manager	N/A

Bradley O. Harris 300 Innovation Drive Franklin TN, 37067	Manager	N/A

Scott Golde 1 Corporate Way Lansing, MI 48951	General Counsel	N/A

Yesenia Akright 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Ty Anderson 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Lisa Backens 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Ed Balsmann 300 Innovation Drive Franklin TN, 37067	Senior Vice President and Chief Compliance Officer	N/A

J. Edward Branstetter, Jr. 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Bill Burrow 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Lauren Caputo 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Christopher Ciavarra 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Court Chynces 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Bill Dixon 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Kevin Donovan 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Heather Fitzgerald 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Ashley S. Golson 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Elizabeth Griffith 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Paul Hardy 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Julie Hughes 1 Corporate Way Lansing, MI 48951	Senior Vice President	N/A

Thomas Hurley 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Amanda Jenkins 1 Corporate Way Lansing, MI 48951	Assistant Secretary	N/A

Mark Jones 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Matt Lemieux 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Kristine Lowry 300 Innovation Drive Franklin TN, 37067	Vice President, FinOp and Controller	N/A

Dana Rene Malesky Flegler 1 Corporate Way Lansing, MI 48951	Senior Vice President	N/A

Greg Masucci 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Heather Mayes 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Tim Munsie 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Kevin Nuttall 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Joseph Patracuollo 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Allison Pearson 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Kimberly Plyer 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Alison Reed 300 Innovation Drive Franklin TN, 37067	Executive Vice President, Operations	N/A

Kristan L. Richardson 1 Corporate Way Lansing, MI 48951	Secretary	N/A

Ryan Riggen 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Sam Rosenbrock 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

David Russell 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Marc Socol 300 Innovation Drive Franklin TN, 37067	Executive Vice President, National Sales Manager	N/A

Daniel Starishevsky 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Molly Stevens 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Michael Story 1 Corporate Way Lansing, MI 48951	Vice President	N/A

Brian Sward 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Jeremy Swartz 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Jeffrey Toerne 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Nicki Unrein 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Sutton White 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Bryan Wilhelm 300 Innovation Drive Franklin TN, 37067	Senior Vice President	N/A

Byron Wilson 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Sharon Wilson 300 Innovation Drive Franklin TN, 37067	Assistant Vice President	N/A

Myles Womack 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

Phil Wright 300 Innovation Drive Franklin TN, 37067	Vice President	N/A

(c)	The Funds have no principal underwriter who is not an affiliated person of the Funds or an affiliated person of such person.

Item 33. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Registrant at 1 Corporate Way, Lansing, Michigan 48951, at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, and at the following locations:

Office of the Administrator	1 Corporate Way, Lansing, Michigan 48951
Office of the Custodian: JPMorgan Chase Bank, N.A.	270 Park Avenue, New York, New York 10017
Office of the Custodian: State Street Bank and Trust Company	200 Newport Avenue, Josiah Quincy Building – Floor 5 North Quincy, Massachusetts 02171
AQR Capital Management, LLC	Two Greenwich Plaza, Greenwich, Connecticut 06830
BlackRock International Limited	Exchange Place One, 1 Semple Street, Edinburgh, EH3 8BL
BlackRock Investment Management, LLC	55 East 52nd Street, New York, New York 10055
BlueBay Asset Management LLP	77 Grosvenor Street, London UK W1K 3JR
BlueBay Asset Management USA LLC	Four Stamford Plaza, 107 Elm Street, Suite 512, Stamford, Connecticut 06902
Boston Partners Global Investors, Inc.	909 Third Avenue, 32nd Floor, New York, New York 10022
Causeway Capital Management LLC	11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025
Champlain Investment Partners, LLC	180 Battery Street, Suite 400, Burlington, Vermont 05401
ClearBridge Investments, LLC	620 8th Avenue, New York, New York 10018
Congress Asset Management Company, LLP	2 Seaport Lane, Boston, Massachusetts 02210-2001
Cooke & Bieler, L.P.	1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103
Dimensional Fund Advisors LP	6300 Bee Cave Road, Building One, Austin, Texas 78746
DoubleLine Capital LP	505 N. Brand Boulevard, Suite 860, Glendale, California 91203
FIAM LLC	900 Salem Street, Smithfield, Rhode Island 02917
First Pacific Advisors, LP	11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064
First Sentier Investors (Australia) IM LTD	Level 5, Tower 3, International Towers 300 Barangaroo Avenue, Barangaroo, NSW 2000
Franklin Advisers, Inc.	One Franklin Parkway, San Mateo, California 94403
Franklin Templeton Institutional, LLC	600 Fifth Avenue, New York, New York 10020
Goldman Sachs Asset Management, L.P.	200 West Street, New York, New York, 10282
GQG Partners, LLC	350 East Las Olas Boulevard, Suite 1100, Fort Lauderdale, Florida 33301
Granahan Investment Management, Inc.	404 Wyman Street, Suite 460, Waltham, Massachusetts 02451
Harris Associates L.P.	111 South Wacker Drive, Suite 4699, Chicago, IL 60606
Heitman Real Estate Securities LLC	191 North Wacker Drive, Suite 2500, Chicago, IL 60606-1615
Invesco Advisers, Inc.	1555 Peachtree, N.E., Atlanta, GA 30309
Invesco Asset Management Limited	Perpetual Park, Perputual Park Drive, Henley – on – Thames Oxfordshire, RG91HH, United Kingdom
Ivy Investment Management Company	6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217
J.P. Morgan Investment Management Inc.	270 Park Avenue, New York, New York 10017
Kayne Anderson Rudnick Investment Management, LLC	1800 Avenue of the Stars, Los Angeles, California 90067
Lazard Asset Management LLC	30 Rockefeller Plaza, New York, New York 10112
Loomis, Sayles & Company, L.P.	One Financial Center, Boston, Massachusetts 02111-2621
Lord, Abbett & Co. LLC	90 Hudson Street, Jersey City, NJ 07302-3973
Massachusetts Financial Services Company d/b/a MFS Investment Management	111 Huntington Avenue, Boston, Massachusetts 02199-7618
Mellon Investments Corporation	201 Washington Street, Boston, Massachusetts 02108
Neuberger Berman Investment Advisers LLC	190 South LaSalle Street, Suite 2400, Chicago, Illinois 60603
Nuance Investments, LLC	4900 Main Street, Suite 220, Kansas City, Missouri 64112
Pacific Investment Management Company LLC	840 Newport Center Drive, Newport Beach, California 92660
PPM America, Inc.	225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
Reinhart Partners, Inc.	1500 West Market Street, Suite 100, Mequon, Wisconsin 53092
Templeton Global Advisors Limited	Lyford Cay, Nassau, Bahamas
Templeton Investment Counsel, LLC	300 S.E. 2nd Street, Fort Lauderdale, Florida 33301
T. Rowe Price Associates, Inc.	100 East Pratt Street, Baltimore, Maryland 21202
T. Rowe Price Hong Kong Limited	6/F Chater House 8 Connaught Place, Central Hong Kong
Victory Capital Management Inc.	4900 Tiedman Road, 4th Floor, Brooklyn, Ohio 44144-1226
WCM Investment Management	281 Brooks Street, Laguna Beach, CA 92651-2974
Wellington Management Company LLP	280 Congress Street, Boston, Massachusetts 02210
Westchester Capital Management, LLC	100 Summit Lake Drive, Valhalla, New York 10595
Western Asset Management Company	385 East Colorado Boulevard, Pasadena, California 91101

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 171 to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 23rd day of April, 2020.

JNL SERIES TRUST

/s/ Emily J. Bennett
Emily J. Bennett
Assistant Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

/s/ Emily J. Bennett *	April 23, 2020
Eric O. Anyah
Trustee

/s/ Emily J. Bennett *	April 23, 2020
Michael Bouchard
Trustee

/s/ Emily J. Bennett *	April 23, 2020
Ellen Carnahan
Trustee

/s/ Emily J. Bennett *	April 23, 2020
William Crowley
Trustee

/s/ Emily J. Bennett *	April 23, 2020
Michelle Engler
Trustee

/s/ Emily J. Bennett *	April 23, 2020
John W. Gillespie
Trustee

/s/ Emily J. Bennett *	April 23, 2020
William R. Rybak
Trustee

/s/ Emily J. Bennett *	April 23, 2020
Mark S. Wehrle
Trustee

/s/ Emily J. Bennett *	April 23, 2020
Edward C. Wood
Trustee

/s/ Emily J. Bennett *	April 23, 2020
Patricia A. Woodworth
Trustee

/s/ Emily J. Bennett *	April 23, 2020
Mark D. Nerud
Trustee, President and Chief Executive Officer (Principal Executive Officer)

/s/ Emily J. Bennett *	April 23, 2020
Daniel W. Koors
Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

* By Emily J. Bennett, Attorney In Fact

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 171 to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 23rd day of April, 2020.

JNL MULTI-MANAGER ALTERNATIVE FUND (BOSTON PARTNERS) LTD.

/s/ Emily J. Bennett *
Mark D. Nerud
Director of JNL Multi-Manager Alternative Fund (Boston Partners) Ltd.

This Registration Statement of JNL Series Trust, with respect only to information that specifically relates to the JNL Multi-Manager Alternative Fund (Boston Partners) Ltd., has been signed below by the following persons in the capacities on the dates indicated:

/s/ Emily J. Bennett *	April 23, 2020
Daniel W. Koors
Director of JNL Multi-Manager Alternative Fund (Boston Partners) Ltd.

/s/ Emily J. Bennett *	April 23, 2020
Mark D. Nerud
Director of JNL Multi-Manager Alternative Fund (Boston Partners) Ltd.

* By Emily J. Bennett, Attorney In Fact
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of JNL SERIES TRUST (33-87244), a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Series Trust, hereby constitute and appoint Susan S. Rhee and Emily J. Bennett, his/her attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/s/ Eric O. Anyah	January 1, 2020
Eric O. Anyah
Trustee

/s/ Michael J. Bouchard	January 1, 2020
Michael J. Bouchard
Trustee

/s/ Ellen Carnahan	January 1, 2020
Ellen Carnahan
Trustee

/s/ William J. Crowley, Jr.	January 1, 2020
William J. Crowley, Jr.
Trustee

/s/ Michelle Engler	January 1, 2020
Michelle Engler
Trustee

/s/ John W. Gillespie	January 1, 2020
John W. Gillespie
Trustee

/s/ William R. Rybak	January 1, 2020
William R. Rybak
Trustee

/s/ Mark S. Wehrle	January 1, 2020
William R. Rybak
Trustee

/s/ Edward C. Wood	January 1, 2020
Edward C. Wood
Trustee

/s/ Patricia A. Woodworth	January 1, 2020
Patricia A. Woodworth
Trustee

/s/ Mark D. Nerud	January 1, 2020
Mark D. Nerud
President and Chief Executive Officer (Principal Executive Officer)

/s/ Daniel W. Koors	January 1, 2020
Daniel W. Koors
Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors of JNL MULTI-MANAGER ALTERNATIVE FUND (BOSTON PARTNERS) LTD., a subsidiary of the JNL Multi-Manager Alternative Fund, a fund of the JNL Series Trust (33-87244), a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Series Trust, hereby constitute and appoint Susan S. Rhee and Mark D. Nerud, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/s/ Mark D. Nerud	August 6, 2018
Mark D. Nerud

/s/ Daniel W. Koors	August 6, 2018
Daniel W. Koors

EXHIBIT LIST

Exhibit Number 28			Exhibit Description

(d)	(1)	(xxi)	Amendment, effective April 27, 2020, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013, attached hereto as EX 99.28(d)(1)(xxi).

(d)	(3)	(x)	Amendment, effective March 1, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective July 1, 2013, attached hereto as EX 99.28(d)(3)(x).

(d)	(5)	(xiv)	Amendment, effective January 1, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013, attached hereto as EX 99.28(d)(5)(xiv).

(d)	(8)	(ix)	Amendment, effective January 1, 2020, to Investment Sub-Advisory Agreement between JNAM and Boston Partners, effective September 15, 2014, attached hereto as EX 99.28(d)(8)(ix).

(d)	(15)	(vii)	Amendment, effective March 1, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and DFA, effective December 1, 2012, attached hereto as EX 99.28(d)(15)(vii).

(d)	(15)	(viii)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and DFA, effective December 1, 2012, attached hereto as EX 99.28(d)(15)(viii).

(d)	(16)	(x)	Amendment, effective April 27, 2020, to Investment Sub-Advisory Agreement between JNAM and DoubleLine, effective September 28, 2015, attached hereto as EX 99.28(d)(16)(x).

(d)	(18)	(vii)	Amendment, effective April 27, 2020, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015, attached hereto as EX 99.28(d)(18)(vii).

(d)	(21)	(iii)
Amendment, effective March 2, 2020, to [Amended] Sub-Sub-Advisory Agreement between Franklin Advisers and Franklin Templeton Institutional, effective October 15, 2019, attached hereto as EX 99.28(d)(21)(iii).

(d)	(25)	(xiii)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012, attached hereto as EX 99.28(d)(25)(xiii).

(d)	(31)	(xix)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012, attached hereto as EX 99.28(d)(31)(xix).

(d)	(33)	(iv)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Ivy, effective April 25, 2016, attached hereto as EX 99.28(d)(33)(iv).

(d)	(34)	(xiii)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012, attached hereto as EX 99.28(d)(34)(xiii).

(d)	(35)	(iii)	Amendment, effective April 27, 2020, to Investment Sub-Advisory Agreement between JNAM and Kayne, effective April 30, 2018, attached hereto as EX 99.28(d)(35)(iii).

(d)	(36)	(xiii)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012, attached hereto as EX 99.28(d)(36)(xiii).

(d)	(38)	(i)	Investment Sub-Advisory Agreement between JNAM and Lord Abbett, effective April 27, 2020, attached hereto as EX 99.28(d)(38)(i).

(d)	(39)	(iv)	Amendment, effective April 27, 2020, to Investment Sub-Advisory Agreement between JNAM and MFS, effective April 24, 2017, attached hereto as EX 99.28(d)(39)(iv).

(d)	(40)	(xxvi)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon, effective December 1, 2012, attached hereto as EX 99.28(d)(40)(xxvi).

(d)	(41)	(vii)
Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and NBIA (formerly, NBFI), effective December 1, 2012, attached hereto as EX 99.28(d)(41)(vii).

(d)	(42)	(i)	Investment Sub-Advisory Agreement between JNAM and Nuance, effective April 27, 2020, attached hereto as EX 99.28(d)(42)(i).

(d)	(43)	(x)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012, attached hereto as EX 99.28(d)(43)(x).

(d)	(44)	(viii)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PPM, effective April 25, 2016, attached hereto as EX 99.28(d)(44)(viii).

(d)	(46)	(xiv)	Amendment, effective March 1, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012, attached hereto as EX 99.28(d)(46)(xiv).

(d)	(46)	(xv)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012, attached hereto as EX 99.28(d)(46)(xv).

(d)	(47)	(i)
Investment SubAdvisory Agreement between T. Rowe Price and T. Rowe Price Hong Kong Limited (“TRP Hong Kong”) (sub-sub-investment adviser for the JNL Multi-Manager Emerging Markets Equity Fund), effective April 27, 2020, attached hereto as EX 99.28(d)(47)(i).

(d)	(49)	(iv)	Amendment, effective December 5, 2019, to Investment Sub-Advisory Agreement between JNAM and WCM, effective August 13, 2018, attached hereto as EX 99.28(d)(49)(iv).

(d)	(49)	(v)	Amendment, effective April 27, 2020, to Investment Sub-Advisory Agreement between JNAM and WCM, effective August 13, 2018, attached hereto as EX 99.28(d)(49)(v).

(d)	(50)	(xii)	Amendment, effective April 27, 2020, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012, attached hereto as EX 99.28(d)(50)(xii).

(e)	(1)	(v)	Amendment, effective April 27, 2020, to Second Amended and Restated Distribution Agreement between Registrant and JNLD, effective July 1, 2017, attached hereto as EX 99.28(e)(1)(v).

(g)	(1)	(xxix)	Amendment, effective January 1, 2020, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009, attached hereto as EX 99.28(g)(1)(xxix).

(g)	(1)	(xxx)	Amendment, effective April 27, 2020, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009, attached hereto as EX 99.28(g)(1)(xxx).

(g)	(2)	(xiv)
Amendment, effective April 27, 2020, to Custody Agreement between Registrant, State Street, RICs, Cayman Entities, and PPM Funds, dated December 30, 2010, attached hereto as EX 99.28(g)(2)(xiv). (This amendment removes JNL/Eaton Vance Global Macro Absolute Return Advantage Fund Ltd., JNL/Neuberger Berman Commodity Strategy Fund Ltd, and certain registered investment companies, as parties.)

(h)	(1)	(xxiii)	Amendment, effective February 28, 2020, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013, attached hereto as EX 99.28(h)(1)(xxiii).

(h)	(1)	(xxiv)	Amendment, effective April 27, 2020, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013, attached hereto as EX 99.28(h)(1)(xxiv).

(h)	(3)	(vi)	Amendment, effective April 27, 2020, to Administrative Fee Waiver Agreement between Registrant and JNAM, dated September 25, 2017, attached hereto as EX 99.28(h)(3)(vi).

(h)	(4)	(iii)
Amendment, effective April 27, 2020, to Amended and Restated Anti-Money Laundering Agreement between Registrant and Jackson National Life Insurance Company, dated November 27, 2012, attached hereto as EX 99.28(h)(4)(iii).

(h)	(5)	(iii)
Amendment, effective April 27, 2020, to Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016, attached hereto as EX 99.28(h)(5)(iii).

(h)	(6)	(iii)
Amendment, effective April 27, 2020, to Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016, attached hereto as EX 99.28(h)(6)(iii).

(h)	(7)	(iv)	Amendment, effective April 27, 2020, to Master Interfund Lending Agreement dated April 27, 2015, attached hereto as EX 99.28(h)(7)(iv).

(h)	(8)	(xi)	Amendment, effective April 27, 2020, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM, attached hereto as EX 99.28(h)(8)(xi).

(h)	(9)	(xvi)	Amendment, effective April 27, 2020, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM, attached hereto as EX 99.28(h)(9)(xvi).

(h)	(10)	(i)	Management Fee Waiver Agreement (for funds sub-advised by T. Rowe Price Associates, Inc.), effective April 27, 2020, between Registrant and JNAM, attached hereto as EX 99.28(h)(10)(i).

(h)	(11)	(vi)
Fifth Amendment, dated April 27, 2020, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010, attached hereto as EX 99.28(h)(11)(vi).

(h)	(12)	(vi)
Fifth Amendment, dated April 27, 2020, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010, attached hereto as EX 99.28(h)(12)(vi).

(h)	(13)	(iii)
Second Amendment, dated April 27, 2020, to Amended and Restated Fund Participation Agreement (Fund of Funds) among Jackson National Life Insurance Company on behalf of itself and certain of its separate accounts; the Registrant; JNAM; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective June 8, 2017, attached hereto as EX 99.28(h)(13)(iii).

(h)	(14)	(iii)
Second Amendment, dated April 27, 2020, to Amended and Restated Fund Participation Agreement (Fund of Funds) among Jackson National Life Insurance Company of New York on behalf of itself and certain of its separate accounts; the Registrant; JNAM; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective June 8, 2017, attached hereto as EX 99.28(h)(14)(iii).

(h)	(16)	(i)
Participation Agreement between Jackson Variable Series Trust, iShares Trust, iShares U.S. ETF Trust, iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc, iShares U.S. ETF Company, Inc., and iShares Sovereign Screened Global Bond Fund, Inc. (collectively, “iShares”) dated January 31, 2012, attached hereto as EX 99.28(h)(16)(i).

(h)	(16)	(ii)	Amendment, effective April 27, 2015, to Participation Agreement between Jackson Variable Series Trust and iShares dated January 31, 2012, attached hereto as EX 99.28(h)(16)(ii).

(h)	(16)	(iii)	Amendment, effective September 25, 2017, to Participation Agreement between Jackson Variable Series Trust and iShares dated January 31, 2012, attached hereto as EX 99.28(h)(16)(iii).

(h)	(16)	(iv)	Amendment, effective August 13, 2018, to Participation Agreement between Jackson Variable Series Trust and iShares dated January 31, 2012, attached hereto as EX 99.28(h)(16)(iv).

(h)	(16)	(v)
Amendment, effective April 27, 2020, to Participation Agreement between Jackson Variable Series Trust and iShares dated January 31, 2012, attached hereto as EX 99.28(h)(16)(v). (This amendment adds the Registrant as a party and removes Jackson Variable Series Trust as a party.)

(h)	(22)	(xv)	Amendment, effective April 27, 2020, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012, attached hereto as EX 99.28(h)(22)(xv).

(h)	(23)
Plan of Reorganization by and among Jackson Variable Series Trust (“JVST”); JNL Variable Fund LLC (“JNLVF”); and the Registrant (“JNLST”), on behalf of each of respective JVST and JNLVF acquired fund (collectively, the “Acquiring Funds”) and the respective JNLST acquiring fund (collectively, the “Acquiring Funds”), listed on Schedule A of the Plan of Reorganization, attached hereto as EX 99.28(h)(23).

(h)	(24)		Expense Limitation Agreement by and between Registrant and JNAM, dated March 16, 2020, attached hereto as EX 99.28(h)(24).

(i)	(1)		Opinion and Consent of Counsel, attached hereto as EX 99.28(i)(1).

(j)			Consent of Auditors, attached hereto as EX 99.28(j).

(m)	(1)	(v)	Amendment, effective April 27, 2020, to Amended and Restated Distribution Plan, effective July 1, 2017, attached hereto as EX 99.28(m)(1)(v).

(n)	(1)	(xiii)	Amendment, effective April 27, 2020, to Multiple Class Plan, effective April 29, 2013, attached hereto as EX 99.28(n)(1)(xiii).

(p)	(1)	(i)	Jackson Holdings LLC Identified Entities Code of Ethics and Conduct for Registrant, JNAM, JNLD, and PPM, effective July 1, 2019 (corrected November 1, 2019), attached hereto as EX 99.28(p)(1)(i).

(p)	(15)		Code of Ethics for First Pacific, dated January 7, 2020, attached hereto as EX 99.28(p)(15).

(p)	(28)		Personal Trading Policy for Lord Abbett, dated August 2019, attached hereto as EX 99.28(p)(28).

(p)	(32)		Code of Ethics for Nuance, dated December 31, 2018, attached hereto as EX 99.28(p)(32).

(p)	(35)		Code of Ethics for T. Rowe Price and T. Rowe Price Hong Kong Limited, dated December 1, 2019, attached hereto as EX 99.28(p)(35).